UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8894

JNL Series Trust

(Exact Name of Registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

Susan S. Rhee
Jackson National Asset Management,LLC
1 Corporate Way
Lansing, Michigan 48951

(Name and address of agent for service)

Registrant's telephone number, including area code: 517-381-5500

Date of Fiscal Year End: December 31

Date of Reporting period: December 31, 2005

Item 1. Report to Shareholders

JNL/AIM Large Cap Growth Fund

AIM Capital Management Inc.

Geoff Keeling & Robb Shoss

Objective:

JNL/AIM Large Cap Growth Fund seeks as its investment objective long-term capital growth by investing primarily in securities of large companies with market capitalizations in the top 50% of the Russell 1000 Index at the time of purchase.

Money Manager Commentary:

Economic Overview & Outlook: Equity markets posted modest returns during 2005. For the year, the S&P 500 posted a 4.91% return, the NASDAQ was up 1.37% and the Dow Jones Industrial Average increased 1.83%. From a style perspective, Value continued to outperform Growth, and Large Cap stocks outperformed Small Caps ending 6 years of out performance by Small Caps.

While continuing to battle a wall of concerns, the U.S. economy celebrated its 4th consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern is on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Fed raising rates, there is concern that consumers are tapped out. But the job market is holding steady with the unemployment rate near 4-year lows at 5%, and consumers are likely to continue their spending habits if real wages hold up. The manufacturing sector slowed at the end of 2005 but still remains at expansion levels. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. Rising energy prices and an overall healthy global economy have driven inflation up and have the Fed aggressively trying to keep prices down by raising rates 2% during the year. The Fed funds rate is now at 4.25% with more tightening expected into early 2006, but many analysts feel that the Fed will stop raising rates during the year.

Consumer spending, energy prices, housing and the Fed remain as areas of concern, but the overall economy has proven its resiliency and appears to be in good shape. As the economic cycle matures into 2006, the economy will likely slow from the current elevated levels, but we do not expect a recession. The Fed is likely nearing the end of its tightening cycle which could lead to better equity market performance in 2006.

Performance Analysis: For 2005, the JNL/AIM Large Cap Growth Fund posted a return of 7.23%, out performing its benchmark, the Russell 1000 Growth Index, which returned 5.26%. The three largest sector weights in the Fund were in the health care, information technology and consumer discretionary sectors.

The Fund's out performance relative to the Russell 1000 Growth Index was largely due to stock selection and a relative overweight position in the health care sector, as companies in the health care providers and services as well as health care equipment and supplies industries performed particularly well in 2005. Stock selection and a relative overweight in the energy sector also benefited the Fund's performance, as many energy stocks performed well due to record-high oil and gas prices during the period. Stock selection in the consumer discretionary and information technology sectors detracted from the Fund's performance relative to the Russell 1000 Growth Index in 2005.

Looking forward into 2006, Fund managers have a favorable outlook for growth stocks. Many growth stocks are now trading at reasonable valuations relative to value stocks, as well as to expected growth rates, and the current economic environment is favorable for the stock prices of companies that can deliver above-average earnings growth. This environment has created an opportunity to buy companies with superior growth prospects at unusually modest prices. Historically, investors have paid a premium for growth stocks when economic growth slows and many companies have difficulty meeting market expectations.

To that end, the management team has positioned the Fund somewhat defensively, expecting a moderation in growth based on a likely consumer retrenchment. The Fund is overweight the health care, financials and energy sectors due to consistent growth and opportunities for earnings upside. While the Fund is slightly underweight in the technology sector, the management team is finding attractive opportunities in wireless applications and semiconductors. The Fund's large underweight position in consumer staples stocks indicates the management team's belief that U.S. consumers may reduce spending in the face of multiple headwinds. As always, the Fund's portfolio allocation will be based on the management team's bottom-up investment process rather than any top-down decisions.

JNL/AIM Large Cap Growth Fund (Class A)

Average Annual Total Return
1 year	7.23%
Since Inception	5.56%

(Inception date October 29, 2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/AIM Real Estate Fund

AIM Capital Management Inc.

Joe Rodriguez, Mark Blackburn, & Jim Trowbridge

Objective:

JNL/AIM Real Estate Fund seeks as its investment objective a high total return.

Money Manager Commentary:

Economic Overview & Outlook: Equity markets posted modest returns during 2005. For the year, the S&P 500 Index posted a 4.91% return, the NASDAQ Index was up 1.37% and the Dow Jones Industrial Average Index increased 1.83%. From a style perspective, Value continued to outperform Growth, and Large Cap stocks outperformed Small Caps ending 6 years of out performance by Small Caps.

While continuing to battle a wall of concerns, the U.S. economy celebrated its 4th consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern is on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Fed raising rates, there is concern that consumers are tapped out. But the job market is holding steady with the unemployment rate near 4-year lows at 5%, and consumers are likely to continue their spending habits if real wages hold up. The manufacturing sector slowed at the end of 2005 but still remains at expansion levels. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. Rising energy prices and an overall healthy global economy have driven inflation up and have the Fed aggressively trying to keep prices down by raising rates 2% during the year. The Fed funds rate is now at 4.25% with more tightening expected into early 2006, but many analysts feel that the Fed will stop raising rates during the year.

Consumer spending, energy prices, housing and the Fed remain as areas of concern, but the overall economy has proven its resiliency and appears to be in good shape. As the economic cycle matures into 2006, the economy will likely slow from the current elevated levels, but we do not expect a recession. The Fed is likely nearing the end of its tightening cycle which could lead to better equity market performance in 2006.

Performance Analysis: For the period ending December 31, 2005, the JNL/AIM Real Estate Fund posted a return of 17.00% (since inception on 5/2/05). Portfolio managers made few changes to the Fund and added marginally to office positions and reduced their overweight in hotels.

Interest in real estate securities, particularly in income-generating REIT’s, waned somewhat as the Federal Reserve continued to increase interest rates which reduced their relative attractiveness from a yield perspective. In addition, the price increases seen earlier in the year led some to believe REIT prices appropriately reflected the value of the underlying securities. However, interest in public REIT buyouts continued, and some were recently acquired at premiums to their previous trading prices, indicating some REIT property holdings remain attractively valued.

Stock selection continued to play a greater role than property type weighting on the Fund's return, since REIT’s provided generally flat returns overall. Individual securities in the office property type in particular had a positive impact on Fund return. Fund exposure to office and lodging companies aided portfolio return with better relative performance due to strong stock selection.

Despite media concerns that gains in the real estate market have resulted in inflated valuations, current REIT premiums indicate to us there is still room for growth in select areas of the real estate market. We are also encouraged by continued merger and acquisition activity, where select REIT’s have been bought out and taken private at a premium to market price. Managers believe that although REIT prices have increased, occupancy and rental rates have supported that growth. Managers anticipate moderate returns for the sector in 2006, and are mindful of the effect interest rate changes may have on REIT’s and the Fund.

JNL/AIM Real Estate Fund (Class A)

Average Annual Total Return
Since Inception	17.00%

(Inception date May 2, 2005).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/AIM Small Cap Growth Fund

AIM Capital Management Inc.

Juliet Ellis & Juan Hartsfield

Objective:

JNL/AIM Small Cap Growth Fund seeks as its investment objective long-term capital growth by investing in U.S. small-cap companies.

Money Manager Commentary:

Economic Overview & Outlook: Equity markets posted modest returns during 2005. For the year, the S&P 500 posted a 4.91% return, the NASDAQ was up 1.37% and the Dow Jones Industrial Average increased 1.83%. From a style perspective, Value continued to outperform Growth, and Large Cap stocks outperformed Small Caps ending 6 years of out performance by Small Caps.

While continuing to battle a wall of concerns, the U.S. economy celebrated its 4th consecutive year of expansion during 2005. With consumer spending contributing over 65% to the U.S. economy, the primary focus of concern is on the financial health of the U.S. consumer. With a slowing housing market, elevated energy prices and the Fed raising rates, there is concern that consumers are tapped out. But the job market is holding steady with the unemployment rate near 4-year lows at 5%, and consumers are likely to continue their spending habits if real wages hold up. The manufacturing sector slowed at the end of 2005 but still remains at expansion levels. Business capital expenditures will be another key driver to the continued economic expansion, and analysts will be looking for signs of a pick up in this area. Rising energy prices and an overall healthy global economy have driven inflation up and have the Fed aggressively trying to keep prices down by raising rates 2% during the year. The Fed funds rate is now at 4.25% with more tightening expected into early 2006, but many analysts feel that the Fed will stop raising rates during the year.

Consumer spending, energy prices, housing and the Fed remain as areas of concern, but the overall economy has proven its resiliency and appears to be in good shape. As the economic cycle matures into 2006, the economy will likely slow from the current elevated levels, but we do not expect a recession. The Fed is likely nearing the end of its tightening cycle which could lead to better equity market performance in 2006.

Performance Analysis: For the period ending December 31, 2005, the JNL/AIM Small Cap Growth Fund posted a return of 8.42%, out performing its benchmark, the Russell 2000 Growth Index, which posted a return of 4.15%. Fund managers concentrated the Fund in the information technology, health care, consumer discretionary and industrials sectors.

The Fund's out performance relative to the Russell 2000 Growth Index in 2005 was largely due to strong stock selection in the health care, industrials, materials and telecommunication services sectors.

Stock selection in the health care sector was the leading contributor to the Fund's out performance. Within this sector, a number of the Fund's health care providers and services holdings performed well. Additionally, many of the Fund's health care equipment and supplies holdings made strong contributions to Fund performance.

The Fund was hurt by weak performance in the consumer staples sector, as several holdings in the beverages and food retailing industries performed poorly during the quarter. The information technology sector also proved to be a challenging area, as this was the weakest performing sector in the Russell 2000 Growth Index during the year.

The management team has a favorable outlook for growth stocks. Many growth stocks are now trading at reasonable valuations relative to value stocks, as well as to expected growth rates, and the current economic environment is favorable for the stock prices of companies that can deliver above-average earnings growth. This environment has created an opportunity to buy companies with superior growth prospects at unusually modest prices. Historically, investors have paid a premium for growth stocks when economic growth slows and many companies have difficulty meeting market expectations.

JNL/AIM Small Cap Growth Fund (Class A)

Average Annual Total Return
1 year	8.42%
Since Inception0	7.49%

(Inception date October 29, 2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Alger Growth Fund

Fred Alger Management, Inc.

Dan C. Chung

Objective:

JNL/Alger Growth Fund seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

Money Manager Commentary:

In the fourth quarter of 2005, the U.S. economy continued to grow at an annual rate greater than 3% for a 10th-straight quarter, its best performance in almost two decades. Not only was overall growth strong, but again, corporate profits exceeded expectations.

On December 13, the Fed raised overnight lending rates, for the 13th consecutive time, to 4.25% a rate low by historical standards. More importantly, the Fed seemingly expressed that it was sustaining economic growth and containing inflation, and that an end to the rate increases may occur after Greenspan retires at the January 31 policy meeting. Rising rates have been a headwind for the markets, and the end to the current cycle is perceived as a positive for equities. At the same time, the yield curve continued to flatten, and the 10-year Treasury note remained range bound, staying above 4% and rarely exceeding 4.5%.

For those concerned about froth in the U.S. housing market, the signs were also encouraging. In the final weeks of the year, the rate of new and existing home sales fell dramatically, with new home sales experiencing their biggest drop in more than a decade. However, overall sales remain strong, and the drop off was seen as the beginning of a cooling rather than a harbinger of a bursting of the bubble.

U.S. consumers defied expectations, absorbing rising energy prices without substantial decreases in spending. In December, consumer confidence rose to the highest level in four months in response to lower gas prices and a strengthened job market. Holiday Internet sales jumped 24% as retailers drove aggressive campaigns and consumers embraced the convenience of online shopping.

As for the markets in 2005, the Dow Jones Industrial Average surged in November-but just as quickly sagged at year-end. The Nasdaq Composite Index rose 1.4%. While the S&P 500 Index closed up almost 5%, the gain was seen across eight of its ten sectors with energy leading all sectors. Telecommunications and consumer discretionary were the weakest sectors. Asian stock markets offered hefty gains over the year, as China continued its rise as a global consumer of both raw materials and finished goods. In fact, at the end of December, China revised its GDP figures upward by as much as $300 billion, more accurately reflecting the size and scope of China's economy and its consumers.

The JNL/Alger Growth Fund returned 12.30% in 2005, outperforming the S&P 500 Index (total return of +4.91%), the Russell 1000 Growth Index (+5.26%) and the Lipper Large-Cap Growth Universe average (+6.20%). The Fund benefited from security selection in Consumer Discretionary, Energy, Financials, Healthcare, Information Technology, Materials and Telecommunications. Performance also benefited from an overweighting in Energy. Positions in Apple Computer, Google, Peabody Energy, Genentech and National Oilwell Varco contributed most positively to performance.

We hear a lot about how this bull market is running out of steam, but we see few signs of its end. We continue to believe that the health of the U.S. economy depends on the dynamism of leading companies functioning in a global marketplace, and that they will be able to capture a larger share of global profits.

Themes that we foresee for 2006 include: Internet advertising and retailing, corporate spending, a shift in consumer spending from material to experience-based, healthcare companies meeting the demands of baby-boomers, strains on energy supply, demands for alternative energy, as well as the industrial revolution in countries such as China, India and Brazil.

We believe that we are well positioned to capitalize on the trends mentioned above. Faced with the uncertainty of interest rates, the housing market, inflation and consumer spending, we continue to search for and invest in companies we expect to post solid earnings growth regardless of economic conditions and market sentiment.

JNL/Alger Growth Fund (Class A)

Average Annual Total Return
1 year	12.30%
5 year	-1.26%
10 year	8.51%

(Inception date October 16, 1995).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Eagle Core Equity Fund

Eagle Asset Management, Inc.

Team Management

Objective:

The JNL/Eagle Core Equity Fund is invested in a diversified portfolio of common stocks and its primary objective is long-term capital appreciation with current income being a secondary objective.The Fund consists of three separately managed constituent portfolios (all managed by different investment teams at Eagle Asset Management, Inc.): (i) the Growth Equity portfolio (40% of Funds' assets); (ii) the Value Equity portfolio (40% of Funds' assets); and (iii) Equity Income portfolio (20% of Funds' assets). The Fund is designed to be a core large cap equity holding around which investors can build a diversified equity portfolio.

Money Manager Commentary:

Market Overview

Last year was a stop-and-go affair for investors as the broad S&P 500 Index went through periods of weakness and strength before ending the year modestly higher. Following a broad decline during the first quarter with a slight recovery in the second, the S&P 500 Index posted a solid gain in the third quarter as low inflation with healthy economic growth supported a rally through early August. That rally was subsequently interrupted by a rise in crude-oil prices to new highs with related economic concerns over high energy costs. A modest gain in the index occurred on the strength of a November rally that ended in December on investor uncertainty over the Fed's future interest-rate policy, crude oil prices above $60 a barrel, up 40% for the year, and a yield-curve inversion (where the yield on two-year Treasuries slightly exceeded the yield on 10-year notes) that has historically signaled a slowing economy or possible recession. Medium-sized stocks had a better year than both their smaller and larger brethren. Bond-market returns were positive but flattish, which wasn't bad in our view considering the trend in short-term interest rates was up all year.

Performance Discussion

The Fund was up 3.37% for 2005 while the benchmark S&P 500 Index was up 4.91%.

The Growth Equity portfolio slightly outperformed for the year. The strongest performing sectors were healthcare, energy and technology. Top contributors included Google, Gilead Sciences, Halliburton, ENSCO International and UnitedHealth Group. Negative contributing sectors included consumer discretionary and materials. Our biggest detractors for the year were Avaya, eBay, Dell, Symbol Technologies and Wal-Mart.

The Value Equity portfolio underperformed fairly significantly and was responsible for most of the underperformance in the overall Fund for the year. The performance shortfall largely reflected a lack of positioning in the strongest performing S&P sectors, energy and utilities, and poor stock selection in the overweighted technology sector. A lack of energy exposure stemmed from our contrary view that there is no evidence that the crude oil supply/demand balance will remain this tight, and that last year's spike in crude oil prices reflected a speculative bubble exacerbated by petroleum facility damage caused by the Gulf Coast hurricanes.

The Equity Income portfolio produced modest gains and performed in line with the S&P 500 for the second year running. Top-performing sectors included financials and industrials, consumer discretionary and the hot energy sector, where our holdings slightly underperformed but we were overweight. Our top-performing holdings for 2005 included Halliburton, Kinder Morgan, Harsco, General Growth Properties and ExxonMobil. Lagging sectors included telecommunications and materials and consumer staples.

Our worst performing holdings for the year included Sysco, Verizon Communications, Pfizer, DuPont and Health Care Property Investors.

Outlook

This decade is half over, and it has been a struggle. The good news - in our view - is that stock-market gains have been concentrated in the second half of nearly every decade (the exception was the 1960s) since World War II. There's no guarantee, of course, that history will repeat itself but we are hopeful the next five years will be more rewarding than the past five. Lower-than-expected long-term interest rates have been a key factor supporting the economy's remarkable resilience. Low mortgage rates have fed the appetite of an increasingly speculative housing market and, in turn, the leveraged-consumer spending a real-estate boom encourages. A recent Federal Reserve study highlighted the hundreds of billions of dollars added to consumer-spending power from borrowing against rising home values. Recent economic data indicate that the housing market is cooling and with higher gasoline, heating-oil and natural-gas costs this winter, consumer spending can be expected to slow. Meanwhile, corporate spending has been slower compared to previous economic expansions but we believe it may be more sustainable this time given impressive corporate balance sheets. Given this backdrop, we believe profit growth will slow but should still provide support for modest stock-market gains in 2006.

JNL/Eagle Core Equity Fund (Class A)

Average Annual Total Return
1 year	3.37%
5 year	-0.38%
Since Inception	7.71%

(Inception date September 16, 1996).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Eagle SmallCap Equity Fund

Eagle Asset Management, Inc.

Bert L. Boksen

Objective:

The JNL/Eagle SmallCap Equity Fund uses a "growth at a reasonable price" investment strategy to identify rapidly growing small-cap companies (typically $100 million to $1.5 billion market capitalization at the time of purchase) that are trading at reasonable prices. Using extensive fundamental research to identify those small, under-researched growth companies that Eagle believes are likely to provide higher returns than its Russell 2000 Growth Index benchmark over the long term.

Money Manager Commentary:

Market Overview

In the fourth quarter, the Federal Reserve once again boosted the federal funds rate by a quarter-point to a 4½-year high of 4.25%. The Fed suggested it may raise rates at least once more to prevent the economy from overheating, though it did leave open the possibility that more increases may not be necessary. We believe we will see Alan Greenspan raise rates once more before he hands the reins to the new chairman, Ben Bernanke, on February 1st. Given this interest rate backdrop, in the financial services sector we continue to avoid banks and thrifts and instead have focused our attention on fee-based financial services firms (e.g., Global Payments).

Performance Discussion

The Fund was up 2.52% for 2005 while the benchmark Russell 2000 Growth Index was up 4.15%. We were hurt in particular by our consumer discretionary sector exposure, where we lagged due in large part to poor returns involving our retail, casinos and gambling and household furnishings exposure and holdings A.C. Moore Arts & Crafts, Build-A-Bear Workshop, Shuffle Master, Alliance Gaming and Tempur-Pedic in particular.

For the year, our top-performing sectors were energy and materials and processing. In the energy sector, we were slightly overweight and outperformed the benchmark. Strong oil and natural-gas demand pushed commodity prices to all-time highs, and energy holdings Patterson-UTI Energy and Unit benefited. Aluminum producer Aleris was our best performer in the materials-and-processing sector in 2005.

Our five top-contributing stocks for the year were Aleris International, Patterson-UTI Energy, Unit, Global Payments and Respironics. Our five biggest detractors were Martek, Tempur-Pedic, Duratek, Direct General and First Bancorp of Puerto Rico.

Portfolio Positioning

Surveys suggest consumer confidence recently has risen to pre-Katrina levels. We were not surprised to see some bounce-back in confidence levels as gas returned to more normal levels following the post-hurricane spike, but we were encouraged that the employment landscape was also a key factor in consumers' improving sentiment. We see job growth as one of the few factors supporting higher consumer spending in 2006. In this environment, we continue to prefer companies exposed to the higher-end consumer (e.g., Blue Nile) and companies providing goods and services that are typically viewed as staples (e.g., Waste Connections) rather than discretionary items.

Companies are increasingly relying on managed-care and disease-management firms to help manage employee healthcare costs. We believe the pricing leverage and demand for both managed-care and disease-management companies (e.g., Centene) will continue to increase and allow those companies to generate superior returns over the next year or more. Further, we believe Medicare and Medicaid administrators also will continue to turn to these same companies for help in managing their rising costs.

We believe both the exploration-and-production and the oilfield-service (e.g., Patterson-UTI Energy) segments of the energy sector will continue to do well as commodity prices should remain strong due to rising geopolitical risks (e.g., Iran). In the materials sector, companies with exposure to housing will likely see a slowdown in activity. On the other hand, companies with aerospace exposure should continue to see strong demand in the coming years, given the record recent orders received by the major airplane manufacturers.

Outlook

The Federal Reserve recently indicated that it may be nearing the end of its rate-rising cycle. Energy prices are high, but we believe they will at least stabilize in the near term. These positive factors provide a fairly good economic backdrop which, in our opinion, could continue through the first quarter of 2006.

JNL/Eagle SmallCap Equity Fund (Class A)

Average Annual Total Return
1 year	2.52%
5 year	7.87%
Since Inception	9.13%

(Inception date September 16, 1996).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/FMR Balanced Fund

Fidelity Management & Research Company

Lawrence Rakers

Objective:

JNL/FMR Balanced Fund seeks as its investment objective income and capital growth consistent with reasonable risk.

Money Manager Commentary:

Manager's Discussion: During the fourth quarter of 2005, U.S. equities turned in moderate gains. Economic signals generally remained positive as third quarter real GDP expanded at a 4.1% annual rate and corporate profits showed continued double-digit percentage gains. This was despite the Federal Reserve Board (Fed) increasing short-term interest rates for the 13th time since mid 2004. The interesting change in the commentary of the last policy meeting is that the Fed is no longer considering monetary policy as being "accommodative" which could potentially signal the end is near for this cycle of rate hikes. High-quality bonds, and Treasuries, fared the best during the fourth quarter as a result of tight yield spreads across most sectors.

Bonds posted lackluster returns, and the Treasury yield curve was narrowly inverted at period end with 10-year bonds yielding less than two-year bonds. Among broad equity market sectors, late-stage materials stocks performed best while energy stocks gave back some of their third quarter, hurricane-induced gains. In the period, growth stocks led value stocks, and mid-cap stocks outpaced large- and small-cap stocks. In this investment backdrop, the JNL/FMR Balanced Fund outperformed the Fidelity Balanced Hybrid Composite Index returning 10.09% and 4.95%, respectively. Good stock selection in equities lifted the Fund's relative return. Among equity sectors, the Fund's information technology stocks added the most to its relative return. Specifically, several of the Fund's technology hardware positions benefited from industry consolidation activity and other positions gained on expected revenue and margin improvements. The Fund's healthcare stocks, including certain pharmaceutical and biotech stocks with bright prospects for new products, and energy service companies with solid underlying fundamentals also added to the Fund's relative return. On the downside, underexposure to rallying financials worked against the Fund's relative return as investors apparently began to factor in an end of Fed rate hikes and strength in capital market businesses.

For the 12 months ending December 31, 2005, equities posted modest positive total returns. This was the broad market's third consecutive calendar year of recovery. The economy demonstrated resiliency, the corporate profit cycle remained positive and the core inflation rate remained subdued amid ongoing Fed interest rate hikes, dramatically higher energy prices, natural disasters and geopolitical problems.

The Fed's course of action was in response to strong economic growth, inflation concerns and strong consumer driven demand. As a result of the rate hikes, yields on 2-year Treasuries started the year at 3.09% and ended the year at 4.40%. In contrast, 10-year Treasuries started the year yielding 4.21% and ended the year with a yield of 4.39%. Due to these changes in market rates, the yield spread between 2- and 10-year bond yields narrowed from 1.12% at the beginning of the year to negative 0.01% by year end. This inversion of the yield curve at year-end was anticipated by many market participants and has historically been a precursor to a slowing economy. Either way, an inverted yield curve is generally not sustainable over the long-term. The futures market is pricing in the expectation that the Fed will raise rates at least one more time during the first quarter.

Energy was the equity market's best-performing sector while telecommunication and consumer discretionary stocks fared the worst. During the period, value stocks led growth stocks, and mid-cap stocks outpaced large- and small-cap stocks. In this environment, the Fund outpaced the broad market and the composite index. Equities fueled the Fund's absolute and relative return. In the emphasized equity portion, energy positions did well amid strong global demand and sharply rising prices for the commodity. Gains in industrial and health care stocks also added to the Fund's relative return. Conversely, the Fund's poor-performing consumer discretionary stocks, particularly media stocks, held back its relative return. Overexposure to certain lagging financials and telecommunications stocks also worked against its relative performance.

JNL/FMR Balanced Fund (Class A)

Average Annual Total Return
1 year	10.09%
5 year	4.10%
Since Inception	3.24%

(Inception date May 1, 2000).

Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/FMR Capital Growth Fund

Fidelity Management & Research Company

Peter Saperstone

Objective:

JNL/FMR Capital Growth Fund is a non-diversified Fund that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of medium-sized companies. Although the Fund expects to emphasize such securities, it may also invest in smaller or larger companies.

Money Manager Commentary:

Manager's Discussion: U.S. stocks finished 2005 posting a positive, albeit small, return. The S&P 500 Index rose 2.1% during the fourth quarter. Investors enjoyed another quarter of double-digit corporate earnings, as well as plenty of signs that economic growth remained healthy. However, high energy prices and rising interest rates served to keep optimism in check. After peaking in the aftermath of Hurricane Katrina, the price of oil retreated during the fourth quarter. Energy stocks followed suit, and the sector underperformed the market during the quarter. The Federal Reserve (Fed) continued its measured pace of interest rate increases, raising rates two more times during the quarter. Financial stocks, which often do poorly when interest rates are increasing, bucked convention during the quarter and led the market higher. In this environment, the JNL/FMR Capital Growth Fund underperformed the S&P MidCap 400 Index. Top holding Harman International detracted from relative performance. The stock of the automobile electronics maker drifted lower during the quarter despite a strong earnings report from the company. Potash Corporation of Saskatchewan also detracted from relative results. Investors sold off shares of Potash after the company reported its second quarter in a row of weaker-than-expected sales growth and lowered earnings guidance for the year. On the positive side, an underweighted position in utility stocks contributed to relative results as the sector underperformed the market amid declining prices for oil and natural gas. Favorable security selection in the health care sector also contributed to relative results. Within health care, the Fund benefited most from its exposure to a neurological biotechnology company that performed well.

Pessimism abounded in 2005 as news flow was flush with stories related to high energy prices, increasing interest rates, inflation fears, and a collapsing housing market. Meanwhile, corporate profits remained robust, consumers continued to spend, and the economy remained on solid footing. The net effect was a stock market that did not make a meaningful move in any direction. The S&P 500 Index rose 4.91% during the year, the Fund rose 6.16% while its benchmark, the S&P MidCap 400 Index increased 12.56%. The Fed continued its measured pace of rate increases, boosting the Fed Funds Rate eight times during the year. Despite the Fed's increases, long-term rates remained stubbornly low. The price of oil dominated headlines as it was up more than 60% at one point during the year before retreating toward year-end. This was a boon to energy companies, the returns of which far outpaced that of the rest of the market. In this environment, the JNL/FMR Capital Growth Fund underperformed the S&P MidCap 400 Index. Unfavorable stock picks in the consumer durables sector detracted the most from performance. Chief among them was audio electronics maker, Harman International, which lost ground during the year on competitive concerns. Also detracting from performance was exposure to a cruise line operator which investors sold off amid concerns about the impact of high energy prices. On the positive side, the Fund's overweighted position in energy stocks contributed to relative performance, as oil and natural gas prices crept higher through much of the one-year period. Within the energy sector, the Fund also benefited from security selection by emphasizing oilfield equipment makers. Finally, stock picks in the telecommunications sector contributed to relative returns. Chief among them was American Tower Corporation, a wireless infrastructure company, whose stock rose more than 45% during the year.

JNL/FMR Capital Growth Fund (Class A)

Average Annual Total Return
1 year	6.16%
5 year	-6.37%
10 year	6.69%

(Inception date May 15, 1995).

Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Frankin Templeton Small Cap Value Fund

Franklin Advisory Services, LLC

Team Management

Objective:

JNL/Frankin Templeton Small Cap Value Fund seeks as its investment objective long term total return.

Money Manager Commentary:

For the period since inception on May 2, 2005, through fiscal-year end on December 31, 2005, JNL/Franklin Templeton Small Cap Value Fund delivered a +10.30% total return. This compares with the benchmark Russell 2500 Value Index, which returned +13.39% . Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons. Past performance does not guarantee future results.

Manager's Discussion:

During the reporting period under review, the Fund's performance benefited from a variety of sectors. The producer manufacturing sector was the top contributor to return, mainly due to positions such as York International (+43%), Nordson (+30%), Teleflex (+22%) and JLG Industries (+116%). JLG, an aerial work platforms manufacturer, was the Fund's best performing stock, as it benefited from strong demand across product lines and higher sales guidance for fiscal year 2006. The industrial services sector also delivered strong returns and contributed to Fund performance.

Despite the Fund's solid performance, several stocks negatively impacted the Fund's return during the reporting period. The finance sector underperformed, including Bermudian insurers Montpelier Re Holdings (-43%) and IPC Holdings Ltd. (-25%).

During the period, we eliminated two positions from the Fund, one of which was due to a takeover. Our shares in York International were sold as a result of a buyout. The other sale was Holly Corporation, which we believed reached full valuation.

JNL/Franklin Templeton Small Cap Value Fund (Class A)

Average Annual Total Return
Since Inception	10.30%

(Inception date May 2, 2005).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Goldman Sachs Mid Cap Value Fund

Goldman Sachs Asset Management, L.P.

Team Management

Objective:

JNL/Goldman Sachs Mid Cap Value Fund seeks as its investment objective long term capital appreciation.

Money Manager Commentary:

Market Environment

The U.S. equity markets finished 2005 with solid gains in the fourth quarter, resulting in a third year of positive returns. After a lackluster first half, the markets strengthened in the third and fourth quarters of the year as oil prices fell from their record highs and investors hoped that the Federal Reserve Board was nearing the end of its tightening cycle.

Portfolio Review

In the Energy sector, our approach has been focused on companies with a favorable mix of competitively low cost structures, positive reserve trends, and disciplined management teams. As a result, many of the Fund's holdings outperformed the extraordinary gains in the sector during the year. We believe the prospects for EOG Resources Inc. (2.5% of the Fund), Range Resources Inc. (1.9%), and Williams Companies (1.9%) have all improved in the higher priced environment, particularly as fundamentals in North American natural gas prices continue to strengthen. While we have taken profits in several key Energy holdings, we remain positive on our positioning for 2006. Many stocks outside the Energy sector also contributed performance, including retailer JC Penney Inc. (2.8%) and biotech MedImmune Inc. (1.4%).

Weakness in the Fund was attributed to stock specific events. For example, the Fund's investment in Apria Healthcare (0.7%), a provider of home medical products, declined after management delayed the sale of the company. We believe the stock remains an attractive opportunity due to management's focus on improving margins and reducing spending. In Technology, Ditech Communications Inc. (0%), a telecom equipment supplier, experienced weakness during the period. The company has struggled to meet earnings and revenue targets as its business model has been negatively impacted by further consolidation of their end markets. We subsequently sold the position as we felt Ditech's risk/reward was no longer favorable.

Performance Discussion

For the period from its inception on May 2, 2005 through December 31, 2005, the Fund's Class A shares posted a net return of 13.90%, versus a return of 14.16% for the Russell Midcap Value Index over the same period.

Portfolio Strategy

We have constructed a Fund that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital.

Outlook

Looking ahead, we believe the market environment still offers quality companies at attractive prices. We think management teams will experience varying degrees of success as they strive to contain rising commodity, regulatory, and operating costs. We believe the merger and acquisition environment should also remain strong, as private equity firms and corporate buyers compete for attractive assets. Additionally, we feel investors are less complacent about secular growth assumptions underlying the Technology, Healthcare and Media sectors. With these trends in mind, it's our belief that our quality focused investment style, driven by fundamental analysis and disciplined valuation, will position us well in the coming months and lead to outperformance over time.

JNL/Goldman Sachs Mid Cap Value Fund (Class A)

Average Annual Total Return
Since Inception	13.90%

(Inception date May 2, 2005).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/JPMorgan International Equity Fund

(Formerly JNL/Putnam International Equity Fund)*

JPMorgan Investment Management Inc.

James Fisher

Objective:

JNL/JPMorgan International Equity Fund seeks as its investment objective to provide high total return by investing in equity securities of foreign companies in developed and, to a lesser extent, developing markets.

Money Manager Commentary:

International markets continued to rise in the fourth quarter, maintaining the positive momentum that was demonstrated over the year. The best-performing market both in the quarter and throughout the year was Japan, as the economic recovery continued to gain momentum. North America continued to lag international markets, despite a muted recovery in the fourth quarter.

At the sector level, information technology, industrials, financials, and materials experienced strong performance. The only sectors to post negative returns in the period were energy, which saw some profit taking against an environment of falling prices, and telecoms, which continue to be plagued by concerns of competition and margin erosion. Regionally, performance was dominated by the surge in Japan, followed by small gains across Europe. Elsewhere, markets were generally flat.

From a Fund perspective, we added value across Europe, the U.K. and Asia, but failed to capture some of the domestic gains in Japan. At a sector level, we added value in health care and energy, which showed a quality bias over the peer group. Detractors came from the materials sector, where we lagged the market, particularly in mining and chemicals. During the 12 months leading to December 31, 2005 the Fund’s Class A shares underperformed its benchmark, returning 10.69% compared with the index’s 13.54% rise.

Japanese financial services company Nikko Cordial was a strong contributor to results. Recent performance in the company's retail operations was exceptionally strong following the rally in the domestic stock market. As one of Japan's leading domestic brokers, the company remains well placed to benefit from the increased level of activity in the country's financial markets. Consequently, we believe that further earnings upgrades will likely drive the stock higher. Companhia Vale do Rio Doce (CVRD), the Brazilian mining company, detracted from performance as investors began to worry about slowing global economic growth. However, we continue to believe that the company should be a key beneficiary of Asian demand for iron ore. CVRD continues to demonstrate a disciplined use of cash, has an attractive dividend yield and its shares remain at a sizeable discount to its global peers.

Overall, we believe that global GDP will grow in 2006, although at a slower pace than 2005. The ultimate level of U.S. economic expansion will be determined by the Federal Reserve's ability to curb inflation while simultaneously keeping consumer demand buoyant. Conflicting forces will continue to be at work, such as lower petroleum prices offset by early signs of a slowing housing market. In the euro zone and Japan, expectations are that GDP will expand modestly, driven in Japan by ongoing bottom-up corporate-restructuring. Both markets are still preferred over North America.

The outlook for global equity markets remains constructive. Markets are not expensive at current levels, though we see limited opportunities for broad-based upward earnings revisions. We remain focused on companies which we believe have meaningful scope for earnings upgrades and multiples expansion. These businesses will differentiate themselves from the broader stock-market because of their superior growth characteristics.

JNL/JPMorgan International Equity Fund (Class A)

Average Annual Total Return
1 year	10.69%
5 year	0.94%
10 year	4.76%

(Inception date May 15, 1995).

Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International, Inc.

*Prior to May 2, 2005 the Fund was managed by Putnam Investment Management, LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/JPMorgan International Value Fund

JPMorgan Investment Management Inc.

Gerd Woort-Menker

Objective:

JNL/JPMorgan International Value Fund seeks as its investment objective to provide high total return by investing in equity securities of foreign companies in developed and, to a lesser extent, developing markets.

Money Manager Commentary:

International markets continued to rise in the fourth quarter, maintaining the positive momentum they demonstrated over the year. The best-performing market for both the quarter and the year was Japan, as its economic recovery gained additional momentum. North America continued to lag international markets, despite a muted recovery in the fourth quarter.

From a Fund perspective, we added value across Europe and Japan, while our exposure to emerging markets held back performance. At the sector level, industrial cyclicals and transportation services added the most value. Detractors came from consumer non-durables, basic industries and property. An overweight position in Itochu aided returns, as the company's year ending March 2006 appears strong, with earnings from its metal and energy divisions expected to almost double. Itochu also announced a 100 billion yen investment in Indonesia's development of power plants, energy projects and the nation's first subway system. We continue to see upside potential in this stock. During the 12 months leading to December 31, 2005 the Fund’s Class A shares outperformed its benchmark, returning 18.57% compared with the MSCI E.A.FE. Value Index’s 14.52% rise. The benchmark for the Fund has changed from the MSCI All Country World Index to the SSB PMI Value EPAC Index because we believe it is a more representative index .

Companhia Vale do Rio Doce (CVRD), the Brazilian mining company, detracted from performance during the quarter as investors began to worry about slowing global economic growth. However, we continue to believe the company should be a key beneficiary of ongoing Asian demand for iron ore and realize meaningful price rises again in 2006. CVRD continues to demonstrate a disciplined use of cash, has an attractive dividend yield and its shares remain at a sizeable discount to its global peers.

Overall, we continue to believe that global gross domestic product (GDP) will grow in 2006, although at a slower pace than 2005. The ultimate level of U.S. economic expansion will be determined by the Federal Reserve's ability to suppress inflation while keeping consumer demand buoyant. Conflicting forces will continue to be at work, such as lower petroleum prices offset by early signs of a slowing housing market. In the euro zone and Japan, expectations are that GDP will expand modestly, driven in Japan by ongoing bottom-up corporate restructuring. Both markets are still preferred over North America.

The outlook for global equity markets remains constructive. Markets are certainly not expensive at current levels, though we see limited opportunities for broad-based upward earnings revisions. We remain focused on companies that we believe have meaningful scope for earnings upgrades and multiples expansion. These businesses will differentiate themselves from the broader stock market, because of their superior growth characteristics.

JNL/JPMorgan International Value Fund (Class A)

Average Annual Total Return
1 year	18.57%
5 year	3.45%
Since Inception	4.05%

(Inception date March 2, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Lazard Mid Cap Value Fund

Lazard Asset Management

Team Management

Objective:

JNL/Lazard Mid Cap Value Fund is a non-diversified Fund that seeks as its investment objective capital appreciation by investing primarily in equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Midcap® Index that the subadviser considers undervalued based on their return on equity.

Money Manager Commentary:

Despite a robust domestic economy and solid corporate-profit growth, the U.S. stock market was among the few that did not enjoy a year-end rally. Instead, U.S. equities had a lackluster year, posting rather modest positive returns. The Dow Jones Index was up 1.8% for the year, and the S&P 500 Index gained 4.9%. The U.S. economy proved remarkably resilient in 2005, overcoming progressive monetary tightening, waning fiscal stimulus, hurricanes, and a brutal run-up in oil prices. As a result of higher energy costs, there was also considerable worry about an overall decline in consumer spending and a dismal holiday shopping season. However, economic growth re-accelerated in the third quarter, due to gains in consumer spending, business investment, and residential construction. Fortunately, consumers were not as affected by higher energy costs as had been expected, in part because gasoline prices declined after September.

Despite high energy and raw-material costs, the economy continued to be robust through December, and inflation appeared to be under control. Mergers and acquisitions activity boomed, and the value of announced transactions for 2005 was the largest in the last five years. Larger-cap stocks performed roughly inline with small caps for the year, breaking the multi-year trend of smaller-cap outperformance. But mid-cap stocks outperformed both small- and large-cap stocks for the year, the Fund was up 8.8% with the Russell Midcap Index posting a 12.7% gain. Weakness in energy and utility companies during the last few months of the year was in sharp contrast to the earlier part of the year where these companies dominated market returns. However, the energy sector contributed almost 50% of the total annual return of the S&P 500 Index in 2005, although the price of oil declined to approximately $60 from its peak. From a sector perspective, energy, health care, utilities and materials outperformed. Although all sectors posted positive results for year, consumer discretionary and technology lagged the broader mid-cap market.

During the year, the portfolio benefited from good stock selection, which produced seven corporate transactions, including Western Wireless, Unocal, Premcor, Reebok International, Gtech Holdings, Dex Media, and Panamsat HoldingCorp. Conversely, an overweight position and stock selection in consumer discretionary detracted from performance during the year. Auto supplier, Lear Corp., declined, as its largest customer, General Motors, suffered from losses, weak sales, high costs, and the threat of bankruptcy. We believe that Lear's backlog of orders and manufacturers' new models of SUV's and trucks for 2006 should provide protection, despite the significant headwinds of GM's problems. However, due to the increasing lack of confidence in the company's ability to convert the backlog into revenue, we sold the stock. Westwood One, one of the portfolio's largest positions, steadily declined during the year due to negative sentiment regarding the radio-advertising market. In December, CEO Shane Coppola resigned, and the company announced that it would not meet fourth-quarter guidance, due to weaker-than-expected revenues. Despite lower guidance, we feel that Westwood One is undervalued given the negative sentiment. We believe that investors should be rewarded, as the advertising market begins to turnaround.

Our outlook for equities is positive, as earnings growth and cash generation remain robust, and valuations appear relatively attractive compared to historical norms. However, we would expect a market rotation away from more highly leveraged, volatile companies and toward more consistently profitable companies, as the economic recovery matures and corporate-earnings growth slows from the current robust rate.

JNL/Lazard Mid Cap Value Fund (Class A)

Average Annual Total Return
1 year	8.81%
5 year	11.21%
Since Inception	9.68%

(Inception date March 2, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Lazard Small Cap Value Fund

Lazard Asset Management

Team Management

Objective:

JNL/Lazard Small Cap Value Fund is a non-diversified Fund that seeks as its investment objective capital appreciation by investing primarily in equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000 Index that the subadviser believes are undervalued based on their return on equity.

Money Manager Commentary:

2005 brought investors a seesaw pattern of peaks and troughs through most of the entire year with equity markets producing choppy returns. Small cap stocks were no exception.

For the year, mid-cap stocks led the way, with the Russell Midcap Index up 12.7%, followed by large-cap stocks, up 4.9% (as measured by the S&P 500 Index), and small cap stocks (as measured by the Russell 2000 Index) slightly lower than that, up 4.5% with the Fund up 4.65%.

Stock selection in transportation benefited performance, as the shares of Air Tran Holdings, a short-haul air carrier, primarily serving the southeastern United States, rose 26% based on several positive data points. Passenger traffic for the industry was stronger than expected, and Air Tran performed better than its peers, posting 22% traffic growth in December. With expanded service providing a growth platform going forward, we continue to hold the shares as Air Tran continues to beat expectations. Stock selection in energy also helped returns, as Grey Wolf, which provides contract drilling for oil and gas rigs, was a sizeable contributor to the portfolio's results in 2005. The shares returned a 46.5% gain for the portfolio in 2005. Results were solid throughout the year, and the share price steadily increased as the year went on. We believe that Grey Wolf is well positioned to benefit from continued robust levels of drilling by exploration and production companies driven by the underlying strength of commodity prices. We continue to hold shares of Grey Wolf in the Fund. Stock selection in producer durables detracted from performance, as the shares of Tecumseh Products, a manufacturer of compressors, gasoline engines and power train equipment, declined by 40.4%. The company's first quarter earnings were below analysts' expectations, due to lower sales, higher commodity and other input costs, and unfavorable exchange rates. With significant challenges in multiple product lines, we decided to exit the position after the earnings report. The Fund's weakest sector performance was in health care. The sector and the Fund returns were severely impacted by events at Able Labs, a generic drug manufacturer, which was down 80% in one day as the company recalled all of its products and ceased production after testing procedures were found to be deficient in meeting regulatory standards. We sold our position immediately as management could not provide any forward guidance, and the CEO resigned. The company has since filed for bankruptcy protection.

JNL/Lazard Small Cap Value Fund (Class A)

Average Annual Total Return
1 year	4.65%
5 year	10.23%
Since Inception	6.88%

(Inception date March 2, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Bond Index Fund

Mellon Capital Management Corporation

Team Management

Objective:

JNL/Mellon Capital Management Bond Index Fund seeks as its investment objective a moderate rate of income by investing in domestic fixed income investments, matching the performance of the Lehman Brothers Aggregate Bond Index.

Money Manager Commentary:

U.S. Market Overview: The U.S. bond market managed another positive year as returns from coupon payments mitigated the effects of rising interest rates. For the year the Lehman Brothers Aggregate Bond Index gained 2.4%. 2005 marked the sixth straight year of gains for the broad index, but is lower than the 4.3% return of 2004. Bonds were able to gain despite the Fed's adoption of a tightening stance on interest rates. Beginning in February, the Fed raised the Fed Funds rate eight times, from 2.25% to 4.25%. Despite the significant rate hikes at the short end of the yield curve, longer-term rates finished the year only slightly higher. The 10-year note began the year with a yield of 4.2% and closed 2005 at 4.4%. The flattening and even a slight inverting of the yield curve meant that longer-maturity benchmarks outperformed shorter-maturity benchmarks. While agency bonds outperformed treasuries, corporate bonds generally underperformed as yield spreads widened.

The Lehman Brothers Aggregate Bond Index returned 2.43% for 2005. Treasuries generated a slightly lower return in 2005, 2.79% vs. the 3.54% generated in 2004. Spread products had mixed results during the year and were generally weaker than 2004's numbers with the lower quality sectors fairing the worst. Agencies managed to beat treasuries by 17 basis points (bps) on a duration adjusted basis, while mortgages and corporates underperformed by 37 and 115 bps, respectively as these sectors experienced spread widening.

Fund Specific Overview: The Fund closely tracked the Lehman Brothers Aggregate Bond Index performance in 2005. The total return was 1.85%. Like the index, the high quality agency and asset-backed sectors were the best performing asset classes on a duration-adjusted basis. Lower quality corporate bonds underperformed their higher quality peers as spreads in the lower quality sectors generally widened during the year.

JNL/Mellon Capital Management Bond Index Fund (Class A)

Average Annual Total Return
1 year	1.85%
Since Inception	4.26%

(Inception date January 15, 2002).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Mellon Capital Management Corporation

Team Management

Objective:

The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund seeks to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell 3000 Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimist.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund produced slightly positive performance for the year returning 4.24%. As expected, there was a divergence in performance between the different economic sectors and portfolio characteristics of the index; however, our strategy does not take concentrated bets in any specific economic sector or any particular portfolio characteristic such as P/E or P/B. Instead, we believe that sector exposures and exposures to different factors such as P/E and P/B are systematic risks that cannot be diversified. Therefore the portfolio is constructed to be neutral on sector level risks and other factors such as P/E and P/B. The stocks with the largest positive contribution to return were the following: Apple Computers (+46 bps), Corning Inc. (+28 bps), Nabors Industries (+19 bps), Transocean Inc. (+19 bps), Allergan Inc. (+16 bps), Ebay (+16 bps), Scientific Atlanta (+16 bps). The stocks with the largest negative contribution to return were the following: Ford Motor Co. (-21 bps), Mercury Interactive Co. (-17 bps), Navistar International Corp. (-17 bps), Hewlett Packard Co. (-15 bps), Schlumberger (-15 bps), Comcast Corp. (-15 bps), Avon Products Inc. (-15 bps).

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund (Class A)

Average Annual Total Return
1 year	4.24%
5 year	-0.17%
Since Inception	-0.95%

(Inception date May 16, 1999).

Prior to December 15, 2003, the Fund was managed by JP Morgan Investment Management Inc.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management International Index Fund

Mellon Capital Management Corporation

Team Management

Objective:

JNL/Mellon Capital Management International Index Fund seeks as its investment objective long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the MSCI E.A.FE. Index.

Money Manager Commentary:

International Market Overview: International equity markets continued to rise in 2005 with the MSCI E.A.FE. Index gaining 13.54% in U.S. dollar terms. In 2005, the euro and the pound fell against the U.S. dollar, 12.7% and 10.6% respectively. The U.S. dollar gained 15% versus the yen.

The international equity markets began the year with European indices hitting 2.5-year highs in January due to forecast-topping announcements by the likes of Nokia, Siemens, and Philips Electronics. Central banks, including the European Central Bank, the Bank of England, and the Bank of Canada took a pass on adjusting interest rates, due likely to the strength of the U.S. dollar during January. As the first quarter ended, Japanese household spending surged and the local economy added jobs. This positive news sent equity markets higher, spurred also by the European Central Bank's decision to leave interest rates unchanged. Energy prices continued to surge capping the upside on capital market performance.

Mid-year, crude oil prices in New York rose to a record $60 a barrel on speculation that supplies wouldn't be adequate to meet the surging demand for gasoline, diesel, and heating oil. In addition, financial markets were hit by several jolts including terrorist attacks in London and Egypt, and the news of China adjusting its currency. Despite these challenges, the eurozone economy appeared to be on the mend. The positive economic outlook and the weakness in the euro allowed the European Central Bank to keep interest rates steady, while economic growth in Europe remained stagnant, solid earnings growth drove European stock prices to three-year highs. Weakness in the euro aided companies relying on exports, while higher energy prices helped energy sector stocks.

The third quarter saw political intrigue in both Japan and Germany. In Japan, prime minister Junichiro Koizumi's Liberal Democratic Party returned to power after winning a solid majority giving him a strong mandate for reforms, which investors cheered. Conversely, voters plunged Germany into a political stalemate between incumbent Gerhard Schroeder and conservative challenger Angela Merkel, whose platform was to further reform the cumbersome German welfare state and spur economic growth. German growth is now the slowest in the 25-nation European Union, unemployment remains high, and the deficit is set to breach EU limits for the fourth straight year.

The end of the year signaled that global economies are beginning to deal with tighter credit. The European Central Bank raised interest rates on the first day of December for the first time since 2000, and will soon provide direction about the extent of their plans. After nearly five years of zero percent interest rates, the Bank of Japan is expected to embark on a cautious implicit tightening policy by cutting back on its purchase of government bonds from Japanese banks, which had pumped yen into the market. In addition, the Swiss National Bank decided to raise short-term rates for the first time in over a year. These moves, of course, will have consequences for the world economy and financial markets.

Fund Specific Overview: For the year the Fund performed in line with it's benchmark. The Fund's Class A share return was 13.31% and the MSCI E.A.FE. Index was 13.54%. International returns in 2005 were very good for US investors when compared to the major US market benchmarks. This was true even though a strong dollar negatively impacted international returns for the US investor. Local market returns were very good in 2005 with most countries increasing with double-digit returns. These returns were muted somewhat by the strength of the US Dollar, which was up 15% versus the Yen and Euro, and up 12% versus the British Pound.

All of the countries in the EAFE. Index had positive returns, except for Ireland (down 2.3%) and Portugal (down 1.9%). Japan, the second largest country in the EAFE. Index, was the best performing country with an increase of 25.5%, with Austria next at 24.6%. The largest country in the EAFE index, the United Kingdom, returned 7.4%.

Many of the top stock returns were found in Japan, such as Daido Steel (up 240%), Chiyoda Corp (up 217%) and Yamada Denki (up 194%). Returns for the some of the larger stocks in the Fund were BP PLC, up 13%, HSBC Holdings, down slightly at -0.2%, Toyota Motors, up 30%, Glaxosmithkline, up 12% and Total SA, up 19%..

JNL/Mellon Capital Management International Index Fund (Class A)

Average Annual Total Return
1 year	13.31%
Since Inception	12.70%

(Inception date January 15, 2002).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Mellon Capital Management Corporation

Team Management

Objective:

JNL/Mellon Capital Management S&P 400 MidCap Index Fund seeks as its investment objective long-term capital growth by investing in equity securities of medium capitalization weighted domestic corporations and matching the performance of the S&P 400 Index.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: For the year of 2005, the Fund had a total return of 11.98% while its benchmark, the S&P MidCap 400 Index, had a total return of 12.56%.

In 2005, the main event of the year was S&P's well-anticipated move to a free-float-adjusted index. This move occurred in two parts and was widely announced by S&P. A free-float-adjusted index helps investors by adjusting a company's weight in the index to account for shares that may not be available to trade in the open market.

During 2005, the S&P MidCap 400 Index had 29 additions and 29 deletions. For 2005, two of the better performers were Vertex Pharamaceuticals Inc. and Sandisk Corp., both earned over 100% returns. On the other hand, two of the worst performers were Utstarcom Inc. and Krispy Kreme Doughnuts Inc., both lost over half of their values. (Krispy Kreme was dropped off the index on October 27, 2005).

JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)

Average Annual Total Return
1 year	11.98%
Since Inception	10.80%

(Inception date January 15, 2002).

For the period from December 15, 2003 to February 17, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management S&P 500 Index Fund

Mellon Capital Management Corporation

Team Management

Objective:

The JNL/Mellon Capital Management S&P 500 Index Fund seeks to match the performance of the S&P 500 Index with minimal tracking error. The strategy is constructed to mirror the index with the goal of providing long-term capital growth by investing in equity securities of large domestic companies.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: During 2005, the Fund had a total return of 4.37% while its benchmark, the S&P 500 Index, had a total return of 4.91%.

In 2005, the main event of the year was S&P's well-anticipated move to a free-float-adjusted index. This move occurred in two parts and was widely announced by S&P. A free-float-adjusted index helps investors by adjusting a company's weight in the index to account for shares that may not be available to trade in the open market.

There were 21 index additions and deletions throughout the year, driven mostly by mergers and acquisitions. In 2005, top performers included Valero Energy, up 127%, thanks to high energy prices and Apple Computer, up 123% driven by its popular iPod sales.

JNL/Mellon Capital Management S&P 500 Index Fund (Class A)

Average Annual Total Return
1 year	4.37%
Since Inception	3.44%

(Inception date January 15, 2002).

For the period from December 15, 2003 to February 17, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Small Cap Index Fund

Mellon Capital Management Corporation

Team Management

Objective:

The JNL/Mellon Capital Management Small Cap Index Fund seeks to match the performance of the Russell 2000® Index with minimal tracking error. The strategy is constructed to mirror the index to provide long-term capital growth by investing in equity securities of small size domestic companies.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: This year, the Fund achieved the objective of tracking the Russell 2000 Index returning 4.22% compared with the Russell’s 4.55% Russell implements a yearly restructuring of their indexes in June. As a result, the Fund experienced significant trading due to the rebalance. Additionally, the index adds IPO's on a quarterly basis. This year the largest IPO additions were Neustar Inc. and CF Industries in September, and Centennial Bank Holdings and Intercontinental Exchange in December. The largest holdings in the Fund were Amlyn Pharma, Intuitive Surgical, and Cimarex Energy. Together these names represent approximately 1% of the Fund. Over the course of the year, the individual top performers in the Fund were Titanium Metals Corp., which returned 424%, Hansen Natural Corp., which returned 333% and Dobson Communications, which returned 336%. The oil and energy sectors experienced strong returns in 2005, while the technology and financial sectors underperformed in 2005.

JNL/Mellon Capital Management Small Cap Index Fund (Class A)

Average Annual Total Return
1 year	4.22%
Since Inception	9.48%

(Inception date January 15, 2002).

For the period from December 15, 2003 to February 17, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Oppenheimer Global Growth Fund

OppenheimerFunds, Inc.

Rajeev Bhaman

Objective:

JNL/Oppenheimer Global Growth Fund seeks as its investment objective capital appreciation.

Money Manager Commentary:

Market & Fund Overview: The Fund returned 13.74% vs 10.02% from its benchmark the MSCI World Index. It is important to bear in mind that a discussion of the stocks that added to or detracted from performance is merely meant to illustrate our investment approach rather than suggest any attempt to make a country, sector or thematic bet. With that logic in mind, the Fund actually benefited from quite a few of its holdings, mostly for company-specific reasons. Hyundai Heavy Industries, the world's largest shipbuilder, was one of the Fund's best performing stocks. A long-term holding for us, we bought the stock on the belief that the average tanker age was high and the move toward double-hulled tankers would create a demand for new ship construction. The stock was very reasonably priced due to some concerns over their ownership of non-core businesses, among other things. Those issues have now been resolved and the stock more than doubled during the reporting period.

Another winner for the Fund was AMD, whose new dual core processor chip achieved significant traction in the server market ahead of Intel's competitive offering. The market's skepticism of AMD's competitive position turned to acceptance over the period helping the stock's rise.

In addition, two of the Fund's energy stocks - Husky Energy, Inc. and Transocean, Inc. - an oil reserves company and driller, respectively, helped fuel performance due to the rising cost of oil and natural gas.

On balance, a few of the Fund's stocks hindered returns during the reporting period, including JDS Uniphase Corp., an optical components company. We had bought this stock in previous years believing that there was a significant opportunity for a turnaround and that the risk was reflected in its stock price. However, the turnaround never really materialized and we have since sold the stock. Another negative contributor was Vodafone. As one of our largest holdings, Vodafone has yet to deliver performance in line with our expectations. A slow market in Europe coupled with greater than expected expenditure in Japan and a realized tax change all contributed to hurt expected results. A lengthening of the sales cycle in video conferencing technology led to earnings disappointments at Tandberg, one of our poorest performers. We believe the technology has merit, which will allow for adoption in the coming year. Our holdings in International Game Technology, the world's largest manufacturer of casino gaming machines, also disappointed. The company's earnings growth did not meet investors' expectations and consequently, its stock price fell. However, we believe the long-term prospects remain strong, the company is a leader in its industry and its stock is reasonably priced. Therefore, we added modestly to the stock on its weakness.

Outlook: Our investment decision-making doesn't focus on predicting stock-market levels or even short term economic trends. Rather it tries to look through them for secular longer term growth opportunities that are available at reasonable prices. We look to buy stocks on an investment horizon of three to five years where we may have the opportunity to double our money. We continue to see such opportunities.

JNL/Oppenheimer Global Growth Fund (Class A)

Average Annual Total Return
1 year	13.74%
Since Inception	6.76%

(Inception date May 1, 2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Oppenheimer Growth Fund

OppenheimerFunds, Inc.

David Poiesz

Objective:

JNL/Oppenheimer Growth Fund seeks as its investment objective capital appreciation.

Money Manager Commentary:

Market & Fund Overview: The Fund generated strong performance for 2005 and returned 9.16% compared with 4.91% from its benchmark the S&P 500 Index . A combination of sector overweightings and good stock selection within the technology, consumer discretionary, financials and energy areas bolstered performance. Performance was hampered by stock selection within the industrials sector.

In first quarter, investors appeared to be concerned that inflation, driven by soaring oil prices, was rising quickly and that the Federal Reserve Board (Fed) would respond by increasing short-term interest rates more aggressively, threatening the economy's continued growth. Facing these pressures, the S&P 500 lost 2.15% during the first three months of the year. As the year progressed, however, investors became increasingly hopeful that inflation was under control and that the Fed might pause its program of rate hikes sooner rather than later. By the end of the year, stocks benefited from the U.S. economy's continued expansion and improved corporate financial results. The S&P 500 finished the year up 4.91%.

Information technology and energy were our top performing sectors both on a relative and an absolute basis. Within technology, our performance came from stocks such as Apple Computer, Corning, and Google. Our large overweight in energy relative to the benchmark was another top contributor to performance as energy prices continued to soar. Other areas of strength came from our biotech and specialty retail groups. Industrials sector was the only detractor from performance. Top performers (except the individual names mentioned above) during the year included Genentech, Chico's FAS, Gilead Sciences, Amerada Hess, and Broadcom. While some of the largest detractors for the year were Sun Microsystems, AMD, Versign, Tyco, Cisco Systems, Mercury Interactive, and Elan.

During the year, we were net sellers of industrials (with General Electric being our largest sell) and information technology. Other major sales in the portfolio were American Express and Home Depot. We were major buyers of internet software and specialty retail industry groups during the year. Other major buys during the year included AIG, Novartis, and a few select energy names.

Outlook: 2006 remains good for a healthy global economic growth environment in our view. The Fed's move to get to a neutral interest rate posture is largely done and despite energy cost inflation, overall inflation remains subdued. We believe global capital spending will drive growth in 2006 and we are well positioned to capitalize on that trend particularly through our technology holdings. Energy prices should remain stubbornly high if there is no recession and we have therefore continued to overweight this group, especially the services companies who must be called upon to allow global production growth to occur and meet expected supply needs.

JNL/Oppenheimer Growth Fund (Class A)

Average Annual Total Return
1 year	9.16%
Since Inception	-1.25%

(Inception date May 1, 2001).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/PIMCO Total Return Bond Fund

Pacific Investment Management Company

William H. Gross

Objective:

JNL/PIMCO Total Return Bond Fund seeks as its investment objective to realize maximum total return, consistent with preservation of capital and prudent investment management through investment in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three to six year time frame based on the sub-adviser’s forecast for interest rates.

Money Manager Commentary:

Bonds gained ground in 2005, leaning against the headwinds of 200 basis points of Federal Reserve tightening and concern that higher energy prices would fuel inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of high-grade U.S. bonds, returned 2.43% for the year in line with the Fund’s return of 2.40%. The benchmark ten-year Treasury yield ended the year at 4.40%, 17 basis points higher than at the start of the year. Bond markets were dominated during 2005 by speculation about the pace and duration of the Federal Reserve's tightening cycle. The U.S. central bank raised the federal funds rate in 25 basis point increments at each of its eight meetings during the year, including twice during the final quarter to 4.25%.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between 2-year and 10-year Treasuries plunged from 115 basis points at the start of 2005 to practically zero by year end. During the final week of 2005, the 2-10 year portion of the curve inverted, which has often, though not always, been a harbinger of recession. As the year drew to a close, some optimism arose that the Fed might be near the end of its rate increases, which could produce a steeper yield curve. At the same time, a drop in energy prices, which had soared after the Gulf Coast hurricanes, calmed fears about inflation. Signs also emerged that higher mortgage rates and lofty valuations could finally be pinching affordability in surging property markets. Growth in new home prices decelerated and inventories of new and existing homes rose.

Broad diversification helped returns for all of 2005 amid a challenging environment for bonds. Emerging market credits and bonds of developed countries outside the U.S. were the best performing fixed income sectors during the year. Above-index duration detracted from performance as interest rates rose during the year. An overweight to shorter maturities hurt returns, as the yield curve continued to flatten as short rates rose. Mortgage security selection helped returns, which mitigated the negative impact of a sector overweight as mortgages lagged like-duration Treasuries. An underweight to corporates was positive, as they trailed Treasuries as credit premiums widened. Municipal securities helped returns, as they usually outperform as rates rise.

Outlook:

The U.S. economy should grow more slowly over the next year as the housing market cools and consumer spending grows more in line with incomes. The Federal Reserve should stop tightening early in 2006; yields on 1-5 year Treasuries may fall as much as 100 basis points this year as markets anticipate the start of Fed easing. Inflation should be well contained, as commodity prices are moderating after their post-Katrina rally, with little pass-through of higher energy prices into core U.S. inflation. More importantly, the long-run economic trend of an expanding global labor supply (in China, India and Brazil, for example) will put downward pressure on the price of labor, making a wage-induced boost in inflation highly unlikely. PIMCO will continue to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. Exposures will focus mainly on the U.S., where we see better value at present.

JNL/PIMCO Total Return Bond Fund (Class A)

Average Annual Total Return
1 year	2.40%
5 year	5.96%
Since Inception	5.95%

(Inception date March 2, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Putnam Equity Fund

Putnam Investment Management, LLC

U.S. Core Equity Team

Objective:

JNL/Putnam Equity Fund takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation, while considering overall portfolio construction.

Money Manager Commentary:

Market Environment: Domestic equity indicies produced single-digit returns for the year. This performance paled in comparison with most foreign equity markets, leaving the United States near the bottom of the leaderboard of equity market returns in 2005. In contrast to past years, investing styles seemed to have little impact on results, as growth and value stocks performed quite similarly in every capitalization range. Small capitalization stocks had been leading the market for an extended period, but mid-cap stocks edged ahead in 2005. Energy outpaced all other sectors. The utilities sector also fared well for the year.

Performance Analysis: The Fund returned 8.75% outpacing its benchmark, the S&P 500 Index return of 4.91%, for the 12-month period ended December 31, 2005.

Strong stock selection in the healthcare sector contributed most to the outperformance, particularly positions within healthcare services (Express Scripts, UnitedHealth). Express Scripts, a pharmacy-benefits manager, experienced steady gains, particularly after reporting solid second and third quarter results. UnitedHealth Group, the second-largest U.S. health insurer, advanced on strong results throughout the year and its increased year-end guidance.

Selections within consumer cyclicals was also beneficial, specifically our holdings within commercial and consumer services (Google). Google's stock price rose steadily throughout the year, as the company produced a steady stream of news that fanned excitement about seemingly limitless growth potential.

Within energy, an overweight to Marathon Oil, a major U.S. oil refining and exploration company, benefited results. Marathon Oil improved industry margins as stretched capacity was made even tighter by damage to refineries from hurricanes Katrina and Rita.

Selections within the technology sector had the largest negative impact. Computer-maker Dell delivered two disappointing quarterly results, and its stock was duly punished. However, its low-capital, high-cash-flow business still appeals to Fund management, and the Fund retains a position. An overweight to Internet networking giant Cisco also proved unfavorable as the company had a volatile year. However, our notable overweight position in Apple offset some of the negative impact in this sector as the company's shares continued their climb after they introduced the iPod nano, as well as a mobile phone in partnership with Motorola. Holdings within consumer staples also detracted, specifically Avon Products, which needs to resolve several longer-term issues in overseas markets.

Strategy: The Fund management team remains committed to investing in statistically compelling, fundamentally attractive equities. Our approach and investment time horizon demands patience, but we believe the long-term reward is performance dependability and consistency over time.

The Fund remains diversified across sectors. Financials remains the most overweight sector, particularly within consumer finance (Countrywide Financial, Capital One), banking (Bank of America, Commerce Bancorp, US Bancorp), and insurance (AIG, Everest Re and Ace) industries.

We also favor consumer cyclicals and have added to our holdings within retailers (Target - a new position, Staples, Abercrombie & Fitch). We continue to be overweight commercial and consumer services (eBay, Google, Yahoo!), homebuilding (NVR, Lennar), and publishing (McGraw Hill, RH Donnelley).

We have increased our position most in the capital goods sector, adding significantly to Caterpillar and initiating a new position in Deere & Co. In technology, we remain overweight within computers (Dell, Apple, Hewlett-Packard) and technology services (Fair Isaac, Accenture).

Consumer staples remains the most underweight sector. We significantly trimmed our holdings within consumer goods (eliminated Avon) and tobacco (eliminated Altria and Carolina Group). We added new positions in beverages (Coca-Cola) and retail staples (Whole Foods). We are also underweight conglomerates and energy.

JNL/Putnam Equity Fund (Class A)

Average Annual Total Return
1 year	8.75%
5 year	-2.30%
10 year	7.03%

(Inception date May 15, 1995).

Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Putnam Midcap Growth Fund

Putnam Investment Management, LLC

Midcap Equity Growth Team

Objective:

JNL/Putnam Midcap Growth Fund seeks as its investment objective capital appreciation. The Fund invests mainly in common stocks of U.S. companies with a focus on growth stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

Money Manager Commentary:

Market Environment: Domestic equity indicies produced single-digit returns for the year. This performance paled in comparison with most foreign equity markets, leaving the United States near the bottom of the leaderboard of equity market returns in 2005. In contrast to past years, investing styles seemed to have little impact on results, as growth and value stocks performed quite similarly in every capitalization range. Small capitalization stocks had been leading the market for an extended period, but mid-cap stocks edged ahead in 2005.

The real story was not about style or capitalization, but sectors. Energy outpaced all other sectors. The utilities sector also fared well for the year. Overall, Putnam Management believes U.S. stock valuations are more attractive than they were a year ago.

Performance Analysis: The Fund returned 12.11%, consistant with its benchmark, the Russell Midcap Growth Index 12.10%, for the 12-month period ended December 31, 2005.

During the year, the technology sector was one of the Fund's the top contributors to performance, with the strongest results coming from Apple Computer, maker of the Macintosh computer and the popular iPod music player, and iTunes online music vendor. Apple had an excellent 2005, closing the year in a strong financial position after revitalizing older products and bringing innovative new products to market.

Energy was the top-performing sector of the U.S. market for the year and also helped performance of the Fund. North American oil exploration and production company, Burlington Resources, added value both in its own right and when purchased by Conoco-Phillips, Inc. In consumer cyclicals, specialty retailer Claire's Store's also boosted results. This chain of stores, which targets shoppers in their late teens to early 20s, opened new stores during 2005 and executed their business model very effectively.

Fund detractors for 2005 included luxury homes builder, Toll Brothers, which suffered due to investor's fears of decelerating growth in the slowing housing market. The stock remained in the portfolio at year-end, as the team believes it still offers an attractive valuation, quality, and potential for growth.

In retail, American Eagle Outfitters hurt performance, its growth slowing due to less visibility in earnings because of same-store-sales comparisons. Despite the recent underperformance, the holding remains in the portfolio at the close of the year, because management believes the stock still offers potential. Growing oil tanker supply and resulting lower shipping rates hurt Overseas Shipholding Group, whose business depends on transporting oil and distillate products in enormous double hull tankers. Fund management is maintaining the position, expecting the company's strong position in refined products shipments will enable it to recover.

Strategy: The Fund management team takes a bottom-up approach to building portfolios. We seek to identify the most attractive investment opportunities, based on an assessment of growth prospects in relation to current valuations, while at the same time considering overall Fund risk parameters.

Growth, quality, and valuation are effective generators of excess return over time and are not highly correlated. The Fund continues to invest in stocks across various sources of alpha using an integrated approach based on historical and forecasted measures of growth, valuation, and quality. Any one or all of these sources of performance may be in favor within the growth-stock universe at a given time, and the flexibility to take advantage of all of them enables the Fund to pursue more dependable returns over time while helping to limit the Fund's risk exposures. Additionally, our research shows that these uncorrelated sources of return, reconciled with the team's industry expertise, should generate consistent excess return.

JNL/Putnam Midcap Growth Fund (Class A)

Average Annual Total Return
1 year	12.11%
5 year	-1.73%
Since Inception	-1.71%

(Inception date May 1, 2000).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Putnam Value Equity Fund

Putnam Investment Management, LLC

Large Cap Value Team

Objective:

JNL/Putnam Value Equity Fund seeks as its investment objective capital growth, with income as a secondary objective, by investing primarily in common stocks which the sub-adviser believes to be undervalued relative to underlying assets value or earnings potential at the time of purchase.

Money Manager Commentary:

Market Environment: Domestic equity indicies produced single-digit returns for the year. This performance paled in comparison with most foreign equity markets, leaving the United States near the bottom of the leaderboard of equity market returns in 2005. In contrast to past years, investing styles seemed to have little impact on results, as growth and value stocks performed quite similarly in every capitalization range. Small capitalization stocks had been leading the market for an extended period, but mid-cap stocks edged ahead in 2005.

The real story was not about style or capitalization, but sectors. Energy outpaced all other sectors. The utilities sector also fared well for the year. Overall, Putnam Management believes U.S. stock valuations are more attractive than they were a year ago.

Performance Analysis: The Fund matched the S&P 500 Index’s return of 4.91% for the 12-month period ended December 31, 2005, as relative performance benefited from strong stock selection within the consumer cyclicals and consumer staples sectors. Unrewarded stock selection within communication services and healthcare sectors detracted from relative results.

Select holdings within the consumer cyclicals sector added to relative performance. Office Depot was a strong contributor as improved earnings growth after previous efforts at cost containment began to yield results, and sales increased throughout North America. Overweighting the household furnishings and appliances industry (Whirlpool) also proved beneficial. After Whirlpool agreed to buy Maytag, Whirlpool's share price rose on views that the proposed merger would have incremental cost benefits.

Within consumer staples, an overweight to tobacco (Altria Group) contributed the most to the Fund's relative results. Throughout 2005, Altria's stock price benefited from an increasingly positive litigation environment. As several high-profile judgments were made in the company's favor, investor concern about the potential impact of a negative outcome was eased. An overweight position in McDonald's helped results based on the success of new menu items, longer hours of operation, and effective sales and marketing of their healthier food options.

The communication services sector was the most significant detractor from relative results. This was largely due to our overweight to Verizon based on our conviction that its portfolio of assets, in particular its wireless unit, are under valued. In addition, Verizon's introduction of new services provides the potential for additional revenue sources, as well as the potential for an improved cost structure within the new network.

Our position in Pfizer proved to be the most notable detractor within the healthcare sector for the year. The stock price of this drug manufacturing giant fell following reports of lower sales of its Celebrex painkiller and Lipitor cholesterol medication. However, the company's announcement that it will raise its quarterly dividend 26%, the largest increase in the last decade, provided a lift to the shares in December and helped to temper investor concerns about its earnings power.

The healthcare sector is now the Fund's largest overweight relative to the benchmark. Within the sector, the bulk of our overweight is contained in healthcare services and pharmaceuticals as we have added positions in these industries.

Our outlook on oil and gas is reflected in our overweight to the energy sector. The focus in the Fund is in the large integrated oil companies offering reasonable valuations and excellent free cash-flow characteristics. We will continue to use price spikes to modestly trim positions. The financial sector is overweight and remains the largest sector in absolute terms. We are focused on companies likely to demonstrate respectable revenue growth, strong cost controls, and favorable credit/loss experience. The portfolio is broadly invested over a large number of industries including brokerage and investment banking, consumer finance, diversified financial services, insurance, and regional and global banking.

The conglomerates and utilities sectors are the Fund's top underweights. We favor Tyco International over General Electric in conglomerates. In the utilities sector, we are most underweight the independent power producers and natural gas utilities industries.

JNL/Putnam Value Equity Fund (Class A)

Average Annual Total Return
1 year	4.91%
5 year	1.49%
10 year	6.85%

(Inception date May 15, 1995).

Prior to May 1, 1997, the Fund was managed by PPM America, Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/S&P Funds

Standard & Poor's Investment Advisory Services LLC

David J. Braverman, Peter K. Tsui, Joshua M. Harari

Money Manager Commentary:

JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund

The U.S. equity market as measured by the S&P 500 Index registered a total return of 2.1% in the fourth quarter of 2005, and 4.9% for the year as a whole. The market continued a pattern of low volatility that took hold in 2004. In both 2004 and 2005, there was not a single day when the index moved by 2% or more. The market was range-bound throughout the year until a year-end rally in November led to the modest overall gain for the year.

The year-end rally was sparked by strong third quarter economic growth, which together with low inflationary data, boosted the hope for continued economic expansion in 2006. Third quarter growth in final real GDP was 4.1%, significantly higher than the prior quarter's reading of 3.3%. Clearly, the U.S. economy has not run out of steam, despite record oil prices and the economic impact of a series of hurricanes, including Hurricane Katrina which devastated New Orleans. We expect fourth quarter real GDP to rise by 3.5%, aided by a much improved employment picture.

The Fed implemented 25 basis point rate increases in the federal funds rate at each of its meetings in 2005. The latest increase on December 13th took the key Fed Funds rate up to 4.25%. By year-end 2005 the Federal Reserve Open Market Committee (FOMC) began to moderate its policy commentary indicating that the series of rate hikes that began in 2004 might be nearing an end. The FOMC minutes from the November meeting indicate the Fed remains concerned with energy cost-driven inflation but is upbeat on the outlook for economic growth. While S&P expects further rate hikes in 2006, the pace of the advance should slow. We now expect the fed funds rate to stabilize at 4.75% in the second quarter of 2006.

At the end of 2005, the U.S. yield curve slightly inverted for the first time in five years, raising the specter of recession. However, the yield curve may have lost its predictive abilities. The Fed said that an inverted curve has lost power in forecasting recessions, pointing to foreign purchases of U.S. securities and tame inflation, which have kept long-term rates lower than expected. Inversions in the 2-year to 10-year yield curve have preceded all of the last six recessions, but have also signaled two false alarms. While we do not think a recession is waiting in the wings, our concern will increase the longer the yield curve stays inverted and if the inversion widens.

During 2005 the dollar strengthened against key trading currencies, rising 12.7% against the Euro and by 13.2% against the Yen. While rising U.S. interest rates will continue to provide some support for the dollar, the expected end to U.S. rate hikes, along with expected increases in interest rates in Europe and Japan, are likely to lead to renewed weakness in the U.S. dollar. We expect currency movements to favorably impact returns for U.S. investors in overseas markets in 2006.

In 2005, all five of the JNL/S&P Funds outperformed a blended index of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index reflective of the particular Fund's individual investment policies. The JNL/S&P Managed Aggressive Growth Fund returned 8.48%, compared with 4.60% for a blended index, comprised of 90% S&P 500 Index and 10% Lehman Brothers Aggregate Bond Index. The JNL/S&P Managed Growth Fund returned 7.44%, compared with 4.31% for an 80% S&P 500 Index / 20% Lehman Brothers Aggregate Bond Index blended benchmark. The JNL/S&P Managed Moderate Growth Fund returned 6.41%, compared with 3.77% for a 60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index benchmark. The JNL/S&P Managed Moderate Fund registered a return of 4.99%, versus 3.28% for a blended benchmark of 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index. The JNL/S&P Managed Conservative had a return of 3.73%, compared with a 2.84% return for a blended benchmark comprised of 20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index.

JNL/S&P Managed Aggressive Growth Fund (Class A)

Average Annual Total Return
1 year	8.48%
5 year	2.51%
Since Inception	5.48%

(Inception date April 8, 1998).

JNL/S&P Managed Conservative Fund (Class A)

Average Annual Total Return
1 year	3.73%
Since Inception	5.84%

(Inception date October 4, 2004).

JNL/S&P Managed Growth Fund (Class A)

Average Annual Total Return
1 year	7.44%
5 year	3.41%
Since Inception	5.60%

(Inception date April 8, 1998).

JNL/S&P Managed Moderate Fund (Class A)

Average Annual Total Return
1 year	4.99%
Since Inception	8.43%

(Inception date October 4, 2004).

JNL/S&P Managed Moderate Growth Fund (Class A)

Average Annual Total Return
1 year	6.41%
5 year	3.67%
Since Inception	5.14%

(Inception date April 9, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Salomon Brothers High Yield Bond Fund

Salomon Brothers Asset Management Inc.

Peter J. Wilby

Objective:

JNL/Salomon Brothers High Yield Bond Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk fixed-income securities of U.S. issuers rated in medium to lower rating categories.

Money Manager Commentary:

Performance Review: For the 12 months ended December 31, 2005, the JNL/Salomon Brothers High Yield Bond Fund returned 1.69%, underperforming the Fund's unmanaged benchmark, the Citigroup High Yield Market Index, which returned 2.08% for the same period. The Fund's Lipper Variable Annuity High Current Yield Funds category average was 2.56% over the 12 months.

High Yield Market Review: The high yield market returned 2.08% for the calendar year ending December 31, 2005, as represented by the Citigroup High Yield Market Index. Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors and Ford Motor Co., causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch's long-anticipated downgrades of Ford and GM to non-investment grade in early May improved the market's tone, as the rating agencies' actions removed some of the uncertainty in the market surrounding the credits' ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive 2Q earnings announcements also contributed to positive performance, allowing markets to outperform despite heightened geopolitical risk and weaker consumer sentiment.

However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ending December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Finally, while high yield fundamentals remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), third quarter 2005's high profile airline bankruptcies pushed annual high yield default rates closer to historical averages, at 3.73% by principal amount. Increased leveraged buyout activity and stock buybacks also relevered some corporate balance sheets and put pressure on the market.

Spreads widened 17 basis points during 2005 to close at 359 basis points over U.S. Treasuries. Based on the 7.99% yield of the Citigroup High Yield Market Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.

Fund Performance: Over the 12 months ended December 31, 2005, the Fund benefited from its underweights to Automotive and Airlines, overweights to Tower, Gaming and Chemicals and positive security selection in Utilities and CCC-rated and below securities. However, in aggregate, our security selection detracted from performance during the period, with negative attribution in Containers, Building Products and Telecommunications. Our strategic sector underweight to Telecommunications also detracted from overall performance.

JNL/Salomon Brothers High Yield Bond Fund (Class A)

Average Annual Total Return
1 year	1.69%
5 year	9.04%
Since Inception	4.97%

(Inception date March 2, 1998).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Salomon Brothers Strategic Bond Fund

Salomon Brothers Asset Management Inc.

Peter J. Wilby, David J. Scott, Roger Lavan

Objective:

JNL/Salomon Brothers Strategic Bond Fund seeks as its investment objective a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the subadviser broad discretion to deploy the Fund’s assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Fund’s investment objectives.

Money Manager Commentary:

Market Overview: During the 12 months ended December 31, 2005, markets were primarily driven by Federal Reserve ("Fed") activity, employment and inflation data and rising energy costs. The Fed's eight 25-basis-point hikes during the period brought the Fed Funds rate from 2.25% to 4.25% by period end, exerting upward pressure on short-term bond yields. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed low. The sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, yield curve inversion as 2-year U.S. Treasury yields broke above 10-year yields.

As the market fully expected each 25-basis-point hike in the Fed Funds rate during the period - thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace - investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated through much of the year that it would increase rates at a measured pace, noting that core inflation remained low through the year and long-term inflation expectations were "contained". Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee ("FOMC") removed its characterization of monetary policy as "accommodative" in its December statement.

The high yield market returned 2.08% for the year ending December 31, 2005, as represented by the Citigroup Bond Index. Markets turned generally down through Spring 2005 on rising oil prices and weak equity markets. Negative auto sector headlines and isolated hawkish comments from the Fed regarding inflation also spooked investors. Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive but again turned down in the last few months of the year amid renewed volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita.

Emerging markets debt returned 10.73% for the year ending December 31, 2005, as represented by the J.P. Morgan Emerging Markets Bond Index. We believe strong country fundamentals, resurgent commodity prices and positive market technicals offset the downward pressure exerted by increases in the Fed Funds rate throughout 2005 and credit contagion from the Auto sector during the volatile Spring of 2005.

Factors Impacting Fund Performance: The Fund outperformed its benchmark during the 12 months ending December 31, 2005, returning 2.62%, versus 2.43% for its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. The benchmark for the Fund has changed from the Citigroup Bond Index to the Lehman Brothers Aggregate Bond Index because we believe it is a more representative index . The Fund's allocation to higher-yielding bonds, specifically emerging markets debt, once again proved beneficial to Fund performance, as emerging debt was the best performer among broad fixed income asset classes during the year, according to the Lehman family of indices. That said, we reduced our exposure to emerging markets debt by period end on a relative valuation basis as spreads reached all time tights on persistent strong technicals and fundamentals. We reallocated assets into mortgage-backed securities and U.S. Treasuries as both markets underwent significant selloffs during the third and fourth quarter before recovering value near period end.

We increased our duration position during the annual period, bringing duration to slightly overweight versus the benchmark. (Duration is a measure of a Fund's price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We believe this more neutral stance will benefit the Fund as the Fed nears the end of its current rate tightening cycle.

JNL/Salomon Brothers Strategic Bond Fund (Class A)

Average Annual Total Return
1 year	2.62%
5 year	7.57%
10 year	7.39%

(Inception date May 15, 1995).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Salomon Brothers U.S. Government & Quality Bond Fund

Salomon Brothers Asset Management Inc.

Roger Lavan

Objective:

JNL/Salomon Brothers U.S. Government & Quality Bond Fund seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Fund may also invest a portion of its assets in investment-grade bonds.

Money Manager Commentary:

Market Overview: During the 12 months ended December 31, 2005, markets were primarily driven by Federal Reserve ("Fed") activity, employment and inflation data and rising energy costs. The Fed's eight "measured" 25-basis-point hikes during the period brought the Fed Funds rate from 2.25% to 4.25% by period end, which exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, yield curve inversion as 2-year U.S. Treasury yields broke above 10-year yields.

As the market fully expected each 25-basis-point hike in the Fed Funds rate during the period - thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace - investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (FOMC) removed its characterization of monetary policy as "accommodative" in its December statement.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Despite this, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. Core inflation remained moderate throughout the year, although the Fed remained vigilant, as inflation pressures began to seep into producer prices.

Portfolio Allocation Approach: The Fund returned 2.45% during the 12 months ending December 31, 2005 versus 2.80% for its unmanaged benchmark, the Citigroup Treasury Bond Index. During the 12-month period, our careful management of mortgage-backed securities positively contributed to Fund performance. We began the period slightly underweight and gradually decreased exposure during the volatile first half of 2005; however, we began buying mortgages in the latter half of the period, as the asset class cheapened, 10-year U.S. Treasury yields became more range-bound and relative value improved. We also added to U.S. Treasuries during the annual period, buying during periods of weakness, as Treasuries remained volatile throughout the year.

We maintained our duration at neutral versus the benchmark during the annual period, which we believe will benefit the Fund as the Fed nears the end of its current rate tightening cycle. (Duration is a measure of a Fund's price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period.

JNL/Salomon Brothers U.S. Government & Quality Bond Fund (Class A)

Average Annual Total Return
1 year	2.45%
5 year	5.10%
10 year	5.50%

(Inception date May 15, 1995).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Select Balanced Fund

Wellington Management Company, LLP.

Edward P. Bousa

Objective:

The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

Money Manager Commentary:

Fund Performance:

The JNL/Select Balanced Fund returned 5.30% for the twelve-month period ended December 31, 2005. Over this time period, the Fund outperformed the custom benchmark of 65% S&P 500 Index / 35% Lehman Brothers Aggregate Bond Index return of 4.12%.

Manager Commentary:

Over the last twelve months, the equity markets posted higher returns despite higher energy prices, interest rate tightening by the Federal Reserve and escalating tensions in Iraq. During this period, mid cap stocks outperformed larger and smaller cap stocks, as measured using the S&P MidCap 400 Index, S&P 500 Index and Russell 2000 Index. Additionally, value-oriented stocks outperformed growth-oriented stocks, as the Russell 1000 Value Index returned 7% versus 5% for the Russell 1000 Growth. During this period, the top performing sectors within the broad market, represented by the S&P 500 Index, were Energy (+31.36%), Utilities (+16.85%), Financials (+6.45%) and Health Care (6.46%).

The Fund's out performance relative to the S&P 500 Index was attributable to a combination of positive stock selection and sector allocation within the Information Technology sector. Additionally, the Fund's overweight position in Energy and underweight position in Consumer Discretionary, despite weak stock selection, was additive to performance.

The top three contributors to performance, on an absolute basis, during the period were Encana (Energy), Burlington Resource (Energy), and Rio Tinto (Materials). Energy stocks continued to benefit from the rise in energy prices. Encana's stock price is benefiting from persistently high natural gas prices due to supply/demand imbalances. Burlington Resources continued to execute well. Rio Tinto, the international metals producer, continued to benefit from high Chinese demand.

Top detractors, on an absolute basis, included IBM, Verizon Communications, and Comcast. During the period, Verizon continued to face increasing wireline competition. We held the stock on the belief that the MCI acquisition, which is expected to close in January 2006, and their aggressive deployment of fiber to consumer homes will be additive to their margins. While IBM does have a strong pipeline that should support continued growth in services, the stock was hurt as it reported disappointing results for its March quarter. Comcast continued to decline in price despite decent results. Investors appear to be concerned about increased competition in broadband from the Telecommunication companies.

Relative performance in fixed income was strong as well. The Fund benefited from both its duration posture and yield curve positioning. During the period the Fund migrated to an underweight position in short term rates (less than 5 years maturity), and an overweight position in the medium to long term rates (5 to 30 years maturity). This was the right positioning in an environment where the Federal Reserve was raising short term rates and long term rates were declining, resulting in a "flattening" of the yield curve. The security selection was strong. The Fund benefited by not owning any debt issues from Ford Motor when the company had its credit ratings downgraded during the period. In addition, the Fund benefited by holding a position in Treasury Inflation Protected Securities (TIPS), as inflation concerns rose following the gulf hurricanes.

JNL/Select Balanced Fund (Class A)

Average Annual Total Return
1 year	5.30%
5 year	9.00%
10 year	9.16%

(Inception date May 15, 1995).

Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Select Global Growth Fund

Wellington Management Company, LLP

Andrew S. Offit, CPA, Jean-Marc Berteaux

Objective:

The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

Money Manager Commentary:

The JNL/Select Global Growth Fund returned 1.91% for the twelve month period ended December 31, 2005. Over this time period, the Fund trailed both the MSCI World Index benchmark return of 10.02% and the MSCI World Growth Index benchmark return of 9.74%. The benchmark for the JNL/Select Global Growth Fund has changed from the MSCI World Index to the MSCI World Growth Index because we believe it is a more representative index. When the Fund commenced operations, a MSCI World Growth Index did not exist.

Global equity markets advanced during the annual period, led by the strength of non-US markets, which outperformed US markets. Within the MSCI World Index, Energy, Materials and Utilities were the strongest performing sectors, while only the Telecommunication Services sector declined and the Consumer Discretionary and Information Technology sectors delivered moderate gains.

The Fund's underperformance during the period was driven by stock selection, primarily within Health Care and Industrials. Our position in Elan (Pharmaceuticals & Biotechnology) was the largest detractor from relative and absolute performance. Elan was one of our largest holdings entering 2005 as we believed Tysabri, the company's FDA-approved drug for multiple sclerosis (MS), to be one of the most compelling drugs in the global drug market. Our discussions with doctors, clinicians, Elan, Biogen Idec, and its competitors, pointed to a significant blockbuster, capable of capturing a significant market share in the MS market and having the potential to treat other autoimmune diseases. Our research indicated Tysabri was going to capture significant market share and could potentially deliver multi-billion dollars in sales. In February 2005, there was a tragic and unexpected patient death in a follow-on clinical trial. As a result, the stock declined sharply and Tysabri was withdrawn from the market. True to our process, as soon as Tysabri was withdrawn from the market we sold our position.

Other stocks that detracted from both absolute and relative performance during the annual period were Research In Motion (Technology Hardware & Equipment), EMI Group (Media) and Alcatel (Technology Hardware & Equipment). Research in Motion, the maker of the popular Blackberry devices, came under pressure due to an ongoing patent litigation case with technology firm, NTP. We had eliminated the stock as of the end of the period. EMI Group, a UK-based music company, was dragged down by its earnings miss. We continued to hold the stock as of the end of the period as digital sales, while still small, are increasing rapidly and offer high margins. EMI also has one of the strongest international artist line-ups and a best-in-class music publishing operation.

Positive stock selection within Consumer Staples and Telecommunication Services added value relative to the benchmark. The leading contributors to both absolute and relative performance during the annual period were Google (Software & Services), Corning (Technology Hardware & Equipment) and Mitsubishi UFJ (Banks). Shares of Google appreciated on continued strength of the internet company's success in redefining the internet search, media and advertising industries. Corning, a dominant player in the flat panel display glass component industry, benefited from increased demand for flat panel TV's. Mitsubishi UFJ Financial benefited from synergies resulting from the recent merger between Mitsubishi Tokyo Financial and UFJ, as well as a reduction in bad debt and the improving Japanese economy.

While our investment process is bottom-up, the Fund's sector allocations detracted from relative performance. Overweight allocations to traditional growth sectors such as Consumer Discretionary, Health Care and Information Technology had a negative impact, as those areas underperformed. An underweight allocation to Energy stocks, which outperformed, also hurt returns.

Upon conclusion of the annual period, we would like to reiterate that 2005 was really a "tale of two years" for the Fund, whereby a single data point does not fully explain the Fund's performance. The first three months were certainly the most challenging, as we experienced significant stock and sector disappointments. However, during the last nine months of 2005, the Fund outperformed the MSCI World Growth Index as a result of our steadfast dedication to great research and stock picking. We remained focused on bottom-up research, working arm-in-arm with our global and regional analysts, in order to make the best investment decisions possible. We have confidence in our ability to deliver strong performance in the years ahead, owing to our optimism for the investment team, process and Fund positioning. We thank you for your continued support of the Fund.

JNL/Select Global Growth Fund (Class A)

Average Annual Total Return
1 year	1.91%
5 year	-4.74%
10 year	7.66%

(Inception date May 15, 1995).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Select Large Cap Growth Fund

Wellington Management Company, LLP

John A. Boselli, CFA, Andrew J. Shilling, CFA

Objective:

JNL/Select Large Cap Growth Fund seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

Money Manager Commentary:

Fund Performance:

The JNL/Select Large Cap Growth Fund returned 4.67% for the twelve-month period ended December 31, 2005. Over this time period, the Fund lagged the Russell 1000 Growth Index benchmark return of 5.26%.

Manager Commentary:

The Fund lagged its benchmark in a period of underperformance for growth investing. The Russell 1000 Growth Index 5.26% return was below the 7.05% return posted by the Russell 1000 Value Index, a bias that was repeated across the capitalization spectrum. Markets were also subject to significant volatility during 2005. Rising oil prices, the Federal Reserve's ongoing interest rate increases, and inflation concerns began to take their toll during the first part of the year, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a result of a sharp market rise in November. The Fund's underperformance was concentrated in the early part of the year; it significantly outpaced the benchmark in the April - December period.

The Fund underperformed in this environment due to stock selection, primarily in the Consumer Discretionary sector. Positions in online auctioneer eBay, satellite radio provider XM Satellite, and pet supplies retailer PetSmart all hurt returns. eBay traded lower on concerns of slowing growth in the US, forecasts of lower margins, and concerns about rising competition. XM Satellite fell earlier in the year on concerns about the rising costs of adding subscribers. PetSmart tumbled over the summer on competition concerns as other large retailers targeted pet supplies as a growth area. Another weak performer was pharmaceutical company Elan, which fell 70% in one day. The news that their key multiple sclerosis drug Tysabri potentially caused a fatal brain ailment in two patients in a test trial, resulting in the voluntary removal of the drug from the market, proved disastrous to the stock.

Energy stocks were the greatest source of value added during the year, due to both our positive stock selection and our overweight in the sector. Top contributors in this sector included Petro-Canada and Halliburton, both of which benefited from continued high energy prices. Financial stocks also added value, boosted by a general overweight to the sector and a position in Chicago Mercantile. The derivatives exchange company benefited from rising volume and increases in the rates charged per contract traded. Internet search and advertising company Google continued its ascent, benefiting from both a strong secular trend toward increased online advertising and from greater investor appreciation of its exceptional growth dynamics.

JNL/Select Large Cap Growth Fund (Class A)

Average Annual Total Return
1 year	4.67%
5 year	-4.93%
Since Inception	9.68%

(Inception date May 15, 1995).

Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Select Value Fund

Wellington Management Company, LLP

Karen H. Grimes, CFA, John R. Ryan, CFA

Objective:

JNL/Select Value Fund seeks as its investment objective long term growth of capital.

Money Manager Commentary:

Fund Performance:

For the 12-month period ending December 31, 2005, the JNL/Select Value Fund returned 8.15%, beating the Russell 1000 Value Index return of 7.05%.

Manager Commentary:

During the period, US equities posted positive returns supporting the Fund's positive, absolute return for the period. Value stocks continued to outperform growth during the period, driven by the relative strength in the more defensive sectors like Energy and Utilities. While small and mid cap stocks outperformed for much of 2005, during the fourth quarter, the larger cap stocks rallied after five years of underperformance, with the S&P 500 Index posting a 4.9% return to slightly outperform the 4.6% return of the small cap Russell 2000 Index.

While the Fund's investment strategy is based on bottom-up fundamental research, the major driver of the Fund's benchmark relative out-performance was the combination of strong stock selection and sector allocation within Industrials, Health Care, Telecommunication Services, and Utilities. The top three contributors on a relative basis were Global Santa Fe (Energy), Wellpoint Health (Health Care) and Cameco (Energy). Global Santa Fe and Cameco continued to benefit from rising prices due to a strong supply demand imbalance. Wellpoint Health benefited from better-than-expected enrollment and declining costs. All three stocks were held in the Fund at the end of the period.

The top three relative detractors were Alcoa (Materials), Comcast (Consumer Discretionary) and Altria (Consumer Staples). Altria, which was a strong performer during the period, was a relative detractor because it was not held in the Fund. Alcoa shares lagged because the company's profit margins were negatively affected by energy related cost increases. Comcast was down after the FCC changed its position during the fourth quarter and will now support "a-la-carte" pricing for cable companies. As of the end of the period, we continued to hold Comcast and Alcoa in the Fund.

JNL/Select Value Fund (Class A)

Average Annual Total Return
1 year	8.15%
Since Inception	20.50%

(Inception date September 30, 2002).

Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/T.Rowe Price Established Growth Fund

T. Rowe Price Associates, Inc.

Investment Advisory Committee

Objective:

JNL/T. Rowe Price Established Growth Fund seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

Money Manager Commentary:

Performance: In the 12-month period ended December 31, 2005, the Fund advanced 6.09%, notably outpacing the 4.91% gain of the benchmark S&P 500 Index. During the same period, the Lipper Large-Cap Growth Funds Index returned 7.58%. For most of the year, growth strategies trailed in the broad market, but the Fund overcame this challenge with solid stock selection in many sectors.

Market Environment: With the price of oil rising for most of the year, energy and utilities stocks dominated the market until the fourth quarter, when they gave back some of their tremendous earlier gains. But higher energy prices and rising interest rates were hard on the consumer, and many consumer-oriented stocks struggled. Growth companies in many sectors - healthcare and technology, for example - had solid business performance but had a hard time being noticed.

As a consequence, value stocks were again ahead of growth for the year. However, growth outperformed value in the second half. Strong performances by capital markets firms, healthcare services and biotechs, and Internet companies led the way as oil and utilities stocks slowed.

Portfolio Review: Our positioning in healthcare made the largest contribution to our outperformance. The healthcare services segment made consistent gains and our stock choices fared especially well. Leading contributors in this area included UnitedHealth and Wellpoint, both of which reported good earnings with continuing improvements in cost and pricing trends. In addition, key holdings in the biotechnology segment, notably Genentech and Gilead Sciences, advanced on positive drug developments.

Even though short-term interest rates rose throughout the year, many segments of the financials sector performed well. On an absolute basis, the financials sector performed well in the Fund. Our focus on capital markets companies made a significant contribution on a relative basis as well, with State Street, UBS, Ameritrade, and others posting strong returns. For most of the past year, we have focused on capital markets companies because we believe they have good earnings prospects and will not be unduly harmed by the rising interest-rate environment.

Our stock selection in the telecommunications services sector also added value over the benchmark. Most notably, our positions in Latin America wireless provider America Movil and tower operator Crown Castle were strong performers, benefiting from subscriber growth and industry consolidation. We remain overweighted in this sector with a focus on the larger wireless service providers and tower operators.

The good results in these areas helped overcome some challenges. An underweight in the surging energy sector - a common position for a growth Fund - held us back compared with the benchmark. We were also well exposed to the weakening consumer sectors, and our overweight on media companies in this sector proved especially unhelpful. But the largest detractor for the period was our position in the industrials and business services sector. Many of our chosen stocks, including Cendant, Tyco, and Deere, did not live up to our expectations and weighed down our relative results.

Outlook: For 2006, we expect slower but still solid economic growth and slowing inflation. In this environment, we are optimistic that the companies we have invested in will be able to sustain double-digit growth. We are also hopeful that as the market turns its attention to growth stocks, it will begin to reward companies such as GE or Microsoft which have generated good operational performance but remain notably undervalued.

JNL/T. Rowe Price Established Growth Fund (Class A)

Average Annual Total Return
1 year	6.09%
5 year	0.93%
10 year	9.92%

(Inception date May 15, 1995).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/T.Rowe Price Mid-Cap Growth Fund

T. Rowe Price Associates, Inc.

Investment Advisory Committee

Objective:

JNL/T.Rowe Price Mid-Cap Growth Fund seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations (“mid-cap”) and the potential for above average growth.

Money Manager Commentary:

Performance: During the twelve months ended December 31, 2005, the Fund generated a strong gain (14.10%) and outperformed the Lipper Mid-Cap Growth Index (9.58%), S&P MidCap 400 Index (12.56%) and the Russell Midcap Index (12.65%). Outperformance versus the S&P MidCap 400 Index was due to stock selection.

Market Environment: U.S. equities produced a third consecutive year of positive returns in 2005. After a weak start, most major indexes gradually worked their way higher as the year progressed, despite soaring energy costs. Firm economic and corporate earnings growth and merger activity lent support to stock prices, which finished 2005 near their highest levels of the year amid hopes that the Federal Reserve would soon stop raising short-term rates. As measured by various Russell indexes, mid-cap stocks decisively outperformed their small- and large-cap counterparts.

Portfolio Review: Holdings in the telecommunications services sector had the largest positive impact on results versus the S&P MidCap 400 Index. Relative strength was due to strong stock selection, which more than offset the negative effect of an overweight in the group. The telecommunications services stocks in the index were down approximately 8% during the year. However, the stocks in the Fund rose by more than 60%. Rogers Communications, a provider of wireless voice and data services, and Crown Castle International, a wireless tower operator, were top contributors in the sector and to the Fund's overall return. Both companies benefited from growth in wireless subscription.

In financials, stock selection was the primary source of relative strength. Notable contributors included capital markets companies Ameritrade and E-Trade Financial. Both experienced higher-than-average trading volumes and made acquisitions that investors expected to be accretive to earnings. In addition, below-benchmark exposure to commercial banks helped performance versus the index. Stocks in this industry posted relatively modest gains due to a flattening of the yield curve which pressured lending margins.

In healthcare, stock selection was the primary driver of relative strength, with the Fund's biotechnology stocks doing especially well. The list of top healthcare performers included Gilead Sciences, MedImmune, Celgene, Amylin Pharmaceuticals, and Vertex Pharmaceuticals all biotechnology companies. An overweight in the healthcare sector also boosted performance versus the index.

While the Fund outperformed, there were pockets of weakness. For example, an overweight in information technology stocks was unfavorable, as was stock selection in consumer staples. In consumer staples, the Fund owned Cott Corporation, a name which was not in the S&P MidCap 400 Index that was down approximately 40% during the year. Since new management took over this beverage company approximately two years ago, Cott has struggled to execute well in the private-label soft drink market.

Outlook: The U.S. economy continues to grow despite the two Gulf hurricanes and the subsequent energy price shock. The moderating pace of home equity withdrawal is expected to reduce consumer spending, and it is our belief that business spending will offset at least some of this reduced consumer spending.

Fundamentals of our Fund companies are very strong, and we continue to believe that the environment for growth-oriented equities is favorable.

JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)

Average Annual Total Return
1 year	14.10%
5 year	7.49%
10 year	12.95%

(Inception date May 15, 1995).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/T.Rowe Price Value Fund

T. Rowe Price Associates, Inc.

Investment Advisory Committee

Objective:

The JNL/T.Rowe Price Value Fund seeks as its investment objective to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

Money Manager Commentary:

Performance: In 2005, the Fund posted a solid gain (6.07%), and performed in line with the return of its benchmark, the Russell 1000 Value Index (7.05%). An overweight in consumer discretionary stocks and disappointing stock selection in the materials sector detracted from performance relative to the benchmark, while our stock selection in telecom services and information technology stocks added value.

Market Environment: The U.S. stock market advanced for the third consecutive year in 2005, though returns were lower than in the previous two years. Despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes, stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. Mid-cap stocks were the top performers, while small-cap issues lagged their large-cap counterparts for the first time since 1998. Value stocks outperformed growth across all market capitalizations, but growth stocks dominated in the second half of the year.

Portfolio Review: Although stock selection was generally favorable, sector allocation offset the positive affects of stock selection relative to the Russell 1000 Value Index in 2005. In particular, an overweight in the consumer discretionary sector-the worst-performing sector in the index-detracted significantly from relative results. Within this sector, a heavy weighting in media stocks hurt performance the most as advertising remained sluggish. Newspaper publisher New York Times and cable operator Comcast were the weakest performers. Electronics retailer Radioshack and automaker General Motors were also among the biggest detractors from performance in the Fund's consumer discretionary holdings.

Poor stock selection in the materials sector weighed on performance relative to the index. Paper and forest products companies were the biggest detractors. Newsprint maker Bowater reported disappointing earnings as demand weakened and higher raw materials costs crimped profit margins. International Paper also struggled with declining demand and rising inventories.

On the positive side, stock selection was successful in the information technology sector. Communications equipment manufacturers and computer hardware companies were the top contributors. Cell phone makers Nokia and Motorola performed well as global demand for handsets increased. In addition, Nokia increased its share of the global cell phone market, while Motorola successfully introduced new high-end products. Among hardware stocks, Hewlett-Packard was a strong contributor; under a new CEO, the company began to turn around its lagging PC and server businesses.

Stock selection also added value in the telecommunication services and healthcare sectors. Telecom services stocks performed poorly in 2005, but positive stock selection made it one of the best-performing sectors on a relative basis. Diversified telecom giant Qwest posted strong results thanks to better earnings, improved free cash flow, and a stronger balance sheet. In the healthcare sector, the top contributors were pharmaceutical companies Wyeth and Pfizer, both of which rebounded after struggling in 2004.

Outlook: Stocks remain well positioned going into 2006. Businesses are enjoying strong profits and cash flows-the fuel for new corporate investments-and we expect earnings to grow at a solid though slower rate in the coming year. The economy has absorbed rising energy costs so far, but sustained higher prices and rising interest rates could weaken consumer spending and undercut growth. However, the economy appears to be on solid footing, and market fundamentals are sound. The recent underperformance of value stocks could provide investment opportunities for the Fund going forward.

JNL/T. Rowe Price Value Fund (Class A)

Average Annual Total Return
1 year	6.07%
5 year	5.87%
Since Inception	7.37%

(Inception date May 1, 2000).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL Series Trust
Schedule of Investments (in thousands)
December 31, 2005

JNL/AIM Large Cap Growth Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Non-cyclical	30.2%
Technology	16.9%
Financial	15.3%
Industrial	11.7%
Communications	9.6%
Consumer, Cyclical	6.6%
Energy	5.9%
Money Market Investment	2.1%
Basic Materials	1.7%
100.0%

Common Stocks - 98.5%

Aerospace & Defense - 5.1%

Boeing Co.	77	$5,413
General Dynamics Corp.	32	3,682
Lockheed Martin Corp.	107	6,834
Rockwell Collins Inc.	60	2,787
		18,716

Banks - 2.0%

Principal Office Fund (b)	45	3,406
Unibanco - Uniao de Bancos Brasileiros SA - ADR	62	3,965
		7,371

Beverages - 1.1%

PepsiCo Inc.	68	3,988

Biotechnology - 4.3%

Amgen Inc. (b)	117	9,207
Genentech Inc. (b)	42	3,886
Genzyme Corp. (b)	36	2,553
		15,646

Commercial Services - 0.8%

McKesson Corp.	55	2,846

Computers - 5.5%

Apple Computer Inc. (b)	166	11,931
Dell Inc. (b)	91	2,719
Hewlett-Packard Co.	184	5,260
		19,910

Cosmetics & Personal Care - 1.4%

Proctor & Gamble Co.	88	5,105

Diversified Financial Services - 7.3%

Bear Stearns Cos. Inc.	25	2,907
Charles Schwab Corp.	170	2,494
CIT Group Inc.	55	2,848
Goldman Sachs Group Inc.	50	6,412
Lehman Brothers Holdings Inc.	63	8,039

SLM Corp.	68	3,742
26,442

Electronics - 0.8%

Agilent Technologies Inc. (b)	83	2,763

Engineering & Construction - 1.1%

ABB Ltd. (b)	416	4,036

Healthcare Products - 5.3%

Alcon Inc.	74	9,651
Baxter International Inc.	90	3,371
Johnson & Johnson	105	6,311
		19,333

Healthcare Services - 8.2%

Aetna Inc.	104	9,829
Health Net Inc. (b)	57	2,953
UnitedHealth Group Inc.	224	13,944
WellPoint Inc. (b)	38	3,058
		29,784

Home Furnishings - 1.0%

Matsushita Electric Industrial Co. Ltd.	189	3,646

Insurance - 6.1%

Allstate Corp.	68	3,692
Chubb Corp.	30	2,913
Cigna Corp.	46	5,138
Metlife Inc.	79	3,871
Prudential Financial Inc.	87	6,368
		21,982

Internet - 2.1%

Google Inc. - Class A (b)	18	7,588

Machinery - 1.1%

Komatsu Ltd.	245	4,053

Media - 0.8%

Grupo Televisa SA - ADR	34	2,737

Metal Fabrication & Hardware - 1.3%

Precision Castparts Corp.	88	4,569

Mining - 1.7%

Phelps Dodge Corp.	43	6,158

Oil & Gas - 6.0%

Apache Corp.	42	2,879
ConocoPhillips	93	5,393
Devon Energy Corp.	89	5,537
Valero Energy Corp.	150	7,751
		21,560

Pharmaceuticals - 9.1%

Allergan Inc. (l)	38	4,078
AmerisourceBergen Corp.	70	2,898
AstraZeneca Plc - ADR	56	2,702
Barr Laboratories Inc. (b)	48	3,014
Caremark Rx Inc. (b)	91	4,721
Express Scripts Inc. (b)	52	4,367
Gilead Sciences Inc. (b)	93	4,894
Novartis AG - ADR	67	3,490
Roche Holding AG	18	2,740
		32,904

Retail - 5.6%

Darden Restaurants Inc.	85	3,323
Home Depot Inc.	66	2,652
JC Penney Corp. Inc.	52	2,897
Nordstrom Inc.	187	7,010
Yum! Brands Inc.	97	4,547
		20,429

Semiconductors - 8.2%

Broadcom Corp. - Class A (b) (l)	80	3,762
Freescale Semiconductor Inc. (b)	111	2,796
Intel Corp.	109	2,723
Marvell Tech Group Ltd. (b)	86	4,824
National Semiconductor Corp.	232	6,023
Nvidia Corp. (b)	73	2,669
Texas Instruments Inc. (l)	210	6,735
		29,532

Software - 3.4%

Autodesk Inc.	111	4,766
Intuit Inc. (b)	51	2,718
Microsoft Corp.	180	4,717
		12,201

Telecommunications Equipment - 2.0%

Cisco Systems Inc. (b)	207	3,550
Harris Corp.	86	3,699
		7,249

Transportation - 2.4%

Burlington Northern Santa Fe Corp.	121	8,587

Wireless Telecommunications - 4.8%

America Movil SA de CV - Class L - ADR	131	3,824
Motorola Inc.	476	10,753
Nokia Oyj - Class A - ADR	150	2,745
		17,322

Total Common Stocks (cost $306,496)	356,457

Short Term Investments - 4.2%

Money Market Funds - 2.1%

JNL Money Market Fund, 4.13% (a) (n)	7,416	7,416

Securities Lending Collateral - 2.1%

Mellon GSL Delaware Business Trust Collateral Fund	7,492	7,492

Total Short Term Investments (cost $14,908)	14,908

Total Investments - 102.7% (cost $321,404)	371,365
Other Assets and Liabilities, Net - (2.7%)	(9,712)
Total Net Assets - 100%	$361,653

JNL/AIM Real Estate Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	88.5%
Money Market Investment	6.3%
Consumer, Cyclical	5.2%
100.0%

Common Stocks - 92.7%

Lodging - 5.0%

Hilton Hotels Corp.	87	$2,090
Marriott International Inc. - Class A	5	355
Starwood Hotels & Resorts Worldwide Inc.	26	1,641
		4,086

Real Estate - 4.3%

Aeon Mall Co. Ltd.	4	180
British Land Co. Plc	11	200
Brookfield Properties Co.	27	794
Capital & Regional Plc	21	311
CapitaLand Ltd.	55	114
Citycon Oyj	38	141
Derwent Valley Holdings Plc	16	384
Diamond City Co. Ltd.	4	176
Hang Lung Properties Ltd.	80	125
Hongkong Land Holdings Ltd.	65	204
Hysan Development Co. Ltd.	53	131
Land Securities Group Plc	7	200
Macquarie Goodman Group	10	33
Mitsui Fudosan Co. Ltd.	5	102
Stockland	37	176
Sun Hung Kai Properties Ltd.	16	156
		3,427

Real Estate Investment Trusts - 83.3%

Alexandria Real Estate Equites Inc.	12	950
AMB Property Corp.	18	870
American Campus Communities Inc.	21	511
American Financial Realty Trust	37	444
Archstone-Smith Trust	63	2,639
Arden Realty Inc.	18	825
Avalonbay Communities Inc.	21	1,874
Boston Properties Inc.	49	3,625
Camden Property Trust	26	1,483

CapitaCommercial Trust	38	34
Carramerica Realty Corp.	22	769
Centerpoint Properties Trust	48	2,365
Colonial Properties Trust	10	399
Developers Diversified Realty Corp.	52	2,426
Education Realty Trust Inc.	14	183
Equity Inns Inc.	32	439
Equity Office Properties Trust	33	995
Equity Residential	75	2,950
Essex Property Trust Inc.	16	1,448
Extra Space Storage Inc.	24	365
Federal Realty Investors Trust	18	1,086
General Growth Properties Inc.	105	4,943
GMH Communities Trust	8	123
Healthcare Realty Trust Inc.	6	190
Host Marriott Corp.	183	3,474
LaSalle Hotel Properties	4	151
Link REIT (b)	80	151
Macerich Co.	40	2,692
Mills Corp.	10	424
Prentiss Properties Trust	24	964
Prologis	95	4,448
Public Storage Inc. (l)	24	1,646
Reckson Associate Realty Corp.	42	1,508
Regency Centers Corp.	40	2,340
Rodamco Europe NV	2	200
Simon Property Group Inc.	67	5,150
SL Green Realty Corp. (l)	35	2,651
Spirit Finance Corp.	10	118
Trizec Properties Inc.	105	2,409
Unibail	2	200
Urstadt Biddle Properties Inc. - Class A	29	467
U-Store-It Trust	43	900
Ventas Inc.	32	1,036
Vornado Realty Trust	39	3,238
		66,103

Total Common Stocks (cost $67,341)	73,616

Preferred Stocks - 0.2%

Real Estate Investment Trusts - 0.2%

Eagle Hospitality Properties Trust Inc., 8.25%, 06/13/10	3	76
Hersha Hospital - Class A, 8.00%, 08/05/10	3	62

Total Preferred Stocks (cost $140)	138

Short Term Investments - 11.3%

Money Market Funds - 6.3%

JNL Money Market Fund, 4.13% (a) (n)	4,962	4,962

Securities Lending Collateral - 5.0%

Mellon GSL Delaware Business Trust Collateral Fund	3,949	3,949

Total Short Term Investments (cost $8,911)	8,911

Total Investments - 104.2% (cost $76,392)	82,665
Other Assets and Liabilities, Net - (4.2%)	(3,310)
Total Net Assets - 100%	$79,355

JNL/AIM Small Cap Growth Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Non-cyclical	25.3%
Industrial	15.9%
Technology	15.0%
Consumer, Cyclical	14.3%
Energy	9.0%
Communications	8.6%
Financial	6.8%
Money Market Investment	3.6%
Basic Materials	1.5%
100.0%

Common Stocks - 96.4%

Aerospace & Defense - 1.0%

United Industrial Corp. (l)	14	$566

Apparel - 1.4%

Warnaco Group Inc. (b)	17	446
Wolverine World Wide Inc.	14	313
		759

Banks - 3.3%

East West Bancorp Inc.	12	434
PrivateBancorp Inc.	8	273
SVB Financial Group (b)	10	451
Texas Capital Bancshares Inc. (b)	12	259
Texas Regional Bancshares Inc. - Class A	9	244
		1,661

Biotechnology - 3.8%

Encysive Pharmaceuticals Inc. (b)	23	178
Integra LifeSciences Holdings Corp. (b) (l)	12	425
Millipore Corp. (b)	6	403
Myriad Genetics Inc. (b)	11	236
Nektar Therapeutics (b)	14	237
Protein Design Labs Inc. (b)	15	422
		1,901

Building Materials - 1.5%

Eagle Materials Inc.	6	735

Chemicals - 0.4%

Rockwood Holdings Inc. (b)	11	214

Commercial Services - 6.4%

Advisory Board Co. (b)	8	396
Corporate Executive Board Co.	7	585
CoStar Group Inc. (b)	6	246
CRA International Inc. (b)	7	346
Euronet Worldwide Inc. (b)	17	482
Korn/Ferry International (b)	21	397
MPS Group Inc. (b)	28	389
Steiner Leisure Ltd. (b)	9	334
		3,175

Computers - 2.3%

Kronos Inc. (b)	9	383
Mercury Computer Systems Inc. (b)	15	308
Micros Systems Inc. (b)	9	441
		1,132

Data Processing - 0.9%

Global Payments Inc.	9	430

Distribution & Wholesale - 1.4%

Hughes Supply Inc.	9	324
WESCO International Inc. (b)	9	399
		723

Diversified Financial Services - 1.6%

Affiliated Managers Group Inc. (b) (l)	6	456
Jefferies Group Inc. (l)	8	350
		806

Diversified Machinery - 0.6%

IDEX Corp. (l)	7	281

Electrical Components & Equipment - 1.1%

Thomas & Betts Corp. (b)	13	534

Electronics - 3.4%

FARO Technologies Inc. (b) (l)	16	324
Flir Systems Inc. (b)	17	369
IMAX Corp. (b) (l)	33	229
Trimble Navigation Ltd. (b)	12	409
Varian Inc. (b)	10	389
		1,720

Entertainment - 0.5%

Penn National Gaming Inc. (b)	7	237

Environmental Control - 1.1%

Stericycle Inc. (b)	9	557

Food - 0.7%

United Natural Foods Inc. (b)	13	337

Hand & Machine Tools - 0.7%

Lincoln Electric Holdings Inc.	9	358

Healthcare Products - 6.1%

American Medical Systems Holdings Inc. (b)	23	401
Gen-Probe Inc. (b)	11	523
Immucor Inc. (b)	12	282
Mentor Corp.	10	461
Merge Technologies Inc. (b)	12	313
NuVasive Inc. (b) (l)	22	394
Resmed Inc. (b) (l)	9	357
Wright Medical Group Inc. (b)	16	330
		3,061

Healthcare Services - 2.6%

Amsurg Corp. (b)	11	249
LifePoint Hospitals Inc. (b)	13	473
Pediatrix Medical Group Inc. (b)	6	559
		1,281

Home Furnishings - 0.3%

Tempur-Pedic International Inc. (b) (l)	14	166

Household Products - 2.2%

Church & Dwight Co. Inc.	11	351
Scotts Miracle-Gro Co.	9	395
Toro Co.	8	342
		1,088

Insurance - 1.5%

HCC Insurance Holdings Inc.	13	393
ProAssurance Corp. (b)	7	364
		757

Internet - 3.2%

Blue Coat Systems Inc. (b)	5	240
Digitas Inc. (b)	21	265
F5 Networks Inc. (b)	6	331
Internet Security Systems (b)	7	144
Sapient Corp. (b)	50	282
Valueclick Inc. (b)	20	357
		1,619

Iron & Steel - 1.0%

Carpenter Technology Corp.	7	519

Leisure Time - 0.6%

Nautilus Inc. (l)	15	283

Lodging - 1.3%

Choice Hotels International Inc.	15	641

Machinery - 1.2%

JLG Industries Inc. (l)	13	609

Manufacturing - 1.2%

Actuant Corp. - Class A	7	387

Blount International Inc. (b)	13	210
597

Media - 0.4%

Radio One Inc. (b)	7	70
Radio One Inc. (b) (l)	12	119
		189

Oil & Gas - 5.1%

Atwood Oceanics Inc. (b)	5	425
Encore Acquisition Co. (b)	17	551
Grey Wolf Inc. (b) (l)	48	373
Range Resources Corp.	16	421
Unit Corp. (b)	10	539
Whiting Petroleum Corp. (b)	5	219
		2,528

Oil & Gas Services - 3.9%

Cal Dive International Inc. (b)	11	380
Core Laboratories NV (b)	14	515
FMC Technologies Inc. (b)	9	401
Hanover Compressor Co. (b)	-	1
Hydril (b)	6	374
Superior Energy Services (b)	14	286
		1,957

Pharmaceuticals - 4.3%

Amylin Pharmaceuticals Inc. (b)	14	542
First Horizon Pharmaceutical Corp. (b)	18	305
MGI Pharma Inc. (b)	15	256
PetMed Express Inc. (b)	5	67
United Therapeutics Corp. (b)	6	396
VCA Antech Inc. (b)	20	564
		2,130

Real Estate Investment Trusts - 0.4%

BioMed Realty Trust Inc.	7	177

Retail - 6.6%

BJ’s Wholesale Club Inc. (b)	13	392
Childrens Place Retail Stores Inc. (b)	9	462
Guitar Center Inc. (b)	7	337
Jack in The Box Inc. (b)	13	438
JOS A Bank Clothiers Inc. (b)	13	546
PF Chang’s China Bistro Inc. (b) (l)	10	475
Rare Hospitality International Inc. (b)	10	292
Regis Corp.	10	373
		3,315

Semiconductors - 5.6%

Cirrus Logic Inc. (b)	35	234
Emulex Corp. (b)	19	372
Formfactor Inc. (b)	16	398
Genesis Microchip Inc. (b)	10	184
Microsemi Corp. (b)	28	783
Tessera Technologies Inc. (b)	13	334
Varian Semiconductor Equipment Associates Inc. (b)	11	471

2,776

Software - 6.4%

Ansys Inc. (b)	8	358
Avid Technology Inc. (b)	7	357
Blackboard Inc. (b)	16	476
Cerner Corp. (b) (l)	6	516
Epicor Software Corp. (b)	28	401
Microstrategy Inc. - Class A (b)	8	643
Per-Se Technologies Inc. (b)	18	423
		3,174

Telecommunications - 0.7%

NeuStar Inc. - Class A (b)	11	347

Telecommunications Equipment - 2.6%

Netgear Inc. (b) (l)	21	409
Nice Systems Ltd. - ADR (b)	5	252
Polycom Inc. (b)	21	323
SafeNet Inc. (b) (l)	10	315
		1,299

Toys & Hobbies - 1.4%

Marvel Entertainment Inc. (b) (l)	21	345
RC2 Corp. (b)	9	333
		678

Transportation - 4.0%

Forward Air Corp.	9	331
Heartland Express Inc.	13	260
Kirby Corp. (b)	6	302
Knight Transportation Inc.	16	325
Old Dominion Freight Line (b)	14	383
Swift Transportation Co. Inc. (b) (l)	19	379
		1,980

Wireless Telecommunications - 1.7%

Alamosa Holdings Inc. (b)	21	391
SBA Communications Corp. (b)	24	438
		829

Total Common Stocks (cost $41,406)	48,126

Short Term Investments - 15.9%

Money Market Funds - 3.6%

JNL Money Market Fund, 4.13% (a) (n)	1,813	1,813

Securities Lending Collateral - 12.3%

Mellon GSL Delaware Business Trust Collateral Fund	6,160	6,160
Total Short Term Investments (cost $7,973)		7,973

Total Investments - 112.3% (cost $49,379)	56,099
Other Assets and Liabilities, Net - (12.3%)	(6,165)
Total Net Assets - 100%	$49,934

JNL/Alger Growth Fund

Percentage of Total
Industry Sector	Investments (o)
Communications	32.2%
Consumer, Non-cyclical	20.8%
Energy	12.1%
Technology	11.0%
Financial	10.2%
Industrial	5.5%
Consumer, Cyclical	3.8%
Basic Materials	2.0%
Money Market Investment	1.9%
Utilities	0.5%
100.0%

Common Stocks - 98.2%

Aerospace & Defense - 1.0%

General Dynamics Corp.	23	$2,578

Biotechnology - 3.3%

Amgen Inc. (b)	77	6,104
Medimmune Inc. (b)	63	2,196
		8,300

Coal - 3.0%

Peabody Energy Corp.	90	7,418

Computers - 7.3%

Apple Computer Inc. (b)	117	8,426
Network Appliance Inc. (b)	133	3,596
Research In Motion Ltd. (b)	51	3,393
SanDisk Corp. (b)	47	2,921
		18,336

Cosmetics & Personal Care - 2.5%

Proctor & Gamble Co.	110	6,347

Diversified Financial Services - 4.5%

Bear Stearns Cos. Inc.	11	1,259
Charles Schwab Corp.	170	2,494
Citigroup Inc.	51	2,480
Legg Mason Inc.	21	2,525
Merrill Lynch & Co. Inc. (l)	37	2,513
		11,271

E - Commerce - 4.0%

eBay Inc. (b)	230	9,926

Electric - 0.5%

Exelon Corp.	24	1,265

Electrical Components & Equipment - 0.5%

Emerson Electric Co.	17	1,240

Healthcare Products - 1.5%

Medtronic Inc.	36	2,098
St. Jude Medical Inc. (b)	36	1,782
		3,880

Healthcare Services - 2.6%

Humana Inc. (b)	118	6,427

Insurance - 4.7%

American International Group Inc.	37	2,511
Genworth Financial Inc. - Class A (l)	75	2,607
Marsh & McLennan Cos. Inc. (l)	78	2,477
Principal Financial Group (l)	38	1,812
Prudential Financial Inc.	33	2,430
		11,837

Internet - 11.4%

Check Point Software Technologies (b)	148	2,973
Google Inc. - Class A (b)	25	10,289
NetFlix Inc. (b) (l)	153	4,143
Symantec Corp. (b)	220	3,843
Yahoo! Inc. (b)	187	7,332
		28,580

Leisure Time - 0.8%

Carnival Corp. (l)	39	2,080

Machinery - 1.5%

Caterpillar Inc.	65	3,749

Manufacturing - 2.5%

General Electric Corp.	181	6,341

Media - 8.1%

News Corp. Inc.	329	5,114
Sirius Satellite Radio Inc. (b) (l)	476	3,190
Walt Disney Co.	173	4,149
XM Satellite Radio Holdings Inc. - Class A (b) (l)	285	7,778
		20,231

Mining - 2.0%

Cia Vale do Rio Doce - ADR	29	1,181
Freeport-McMoRan Copper & Gold Inc.	24	1,297
Phelps Dodge Corp.	17	2,503
		4,981

Oil & Gas - 7.0%

Nabors Industries Ltd. (b)	16	1,227
Sasol Ltd. - ADR	37	1,312
Talisman Energy Inc.	94	4,950
Transocean Inc. (b)	110	7,641
Valero Energy Corp.	46	2,373
		17,503

Oil & Gas Services - 2.2%

BJ Services Co.	33	1,225

National Oilwell Varco Inc. (b) (l)	70	4,367
5,592

Pharmaceuticals - 9.9%

Caremark Rx Inc. (b)	74	3,840
Gilead Sciences Inc. (b)	24	1,258
IVAX Corp. (b)	62	1,955
Medco Health Solutions Inc. (b) (l)	57	3,203
Novartis AG - ADR	46	2,388
Schering-Plough Corp.	273	5,700
Teva Pharmaceutical Industries Ltd. - ADR	29	1,230
Wyeth	113	5,192
		24,766

Retail - 2.2%

Bed Bath & Beyond Inc. (b)	61	2,194
Federated Department Stores Inc.	14	902
Starbucks Corp. (b)	80	2,398
		5,494

Savings & Loans - 1.0%

Golden West Financial Corp.	39	2,548

Semiconductors - 1.8%

Intel Corp.	76	1,901
Marvell Tech Group Ltd. (b)	46	2,569
		4,470

Software - 2.0%

Microsoft Corp.	189	4,949

Telecommunications - 1.7%

Alltel Corp.	70	4,385

Telecommunications Equipment - 2.4%

Cisco Systems Inc. (b)	147	2,512
Corning Inc. (b)	181	3,564
		6,076

Tobacco - 1.0%

Altria Group Inc.	35	2,600

Toys & Hobbies - 0.8%

Nintendo Co. Ltd. - ADR	128	1,927

Wireless Telecommunications - 4.5%

Motorola Inc.	199	4,489
Nextel Partners Inc. (b) (l)	183	5,102
Qualcomm Inc.	42	1,809
		11,400

Total Common Stocks (cost $227,606)	246,497

Short Term Investments - 9.4%

Money Market Funds - 1.9%

JNL Money Market Fund, 4.13% (a) (n)	4,739	4,739

Securities Lending Collateral - 7.5%

Mellon GSL Delaware Business Trust Collateral Fund	18,945	18,945
Total Short Term Investments (cost $23,684)		23,684

Total Investments - 107.6% (cost $251,290)	270,181
Other Assets and Liabilities, Net - (7.6%)	(19,104)
Total Net Assets - 100%	$251,077

JNL/Eagle Core Equity Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Non-cyclical	23.3%
Financial	15.0%
Communications	14.7%
Technology	13.1%
Industrial	12.3%
Consumer, Cyclical	11.1%
Money Market Investment	5.6%
Energy	3.4%
Basic Materials	0.8%
Utilities	0.7%
100.0%

Common Stocks - 94.5%

Advertising - 1.3%

Omnicom Group Inc.	36	$3,065

Aerospace & Defense - 3.0%

Boeing Co.	25	1,774
United Technologies Corp.	94	5,244
		7,018

Banks - 4.7%

Bank of America Corp. (l)	92	4,264
US Bancorp.	44	1,315
Wachovia Corp.	85	4,498
Wells Fargo & Co.	22	1,383
		11,460

Beverages - 2.0%

Coca-Cola Co.	86	3,449
PepsiCo Inc.	24	1,418
		4,867

Biotechnology - 1.3%

Amgen Inc. (b)	18	1,427
Genentech Inc. (b)	20	1,841
		3,268

Chemicals - 0.8%

Air Products & Chemicals Inc.	18	1,065
E.I. du Pont de Nemours & Co. (l)	22	935
		2,000

Commercial Services - 1.1%

McKesson Corp.	28	1,434
RR Donnelley & Sons Co.	36	1,232
		2,666

Computers - 2.5%

Apple Computer Inc. (b)	9	645
Dell Inc. (b)	53	1,574
EMC Corp. (b)	81	1,100
Hewlett-Packard Co.	23	657
International Business Machines Corp.	17	1,381
Spansion Inc. (b)	58	808
		6,165

Cosmetics & Personal Care - 1.5%

Proctor & Gamble Co.	65	3,751

Diversified Financial Services - 7.9%

American Express Co.	71	3,654
Capital One Financial Corp.	17	1,464
Citigroup Inc.	101	4,882
Fannie Mae	34	1,640
Freddie Mac	23	1,503
Goldman Sachs Group Inc.	17	2,126
JPMorgan Chase & Co.	35	1,389
Merrill Lynch & Co. Inc.	24	1,639
Morgan Stanley	17	983
		19,280

Diversified Machinery - 0.6%

Deere & Co.	20	1,362

E - Commerce - 0.4%

eBay Inc. (b)	20	876

Electrical Components & Equipment - 1.0%

Emerson Electric Co.	34	2,562

Entertainment - 0.7%

International Game Technology	57	1,754

Environmental Control - 1.2%

Waste Management Inc.	96	2,926

Food - 2.1%

General Mills Inc.	25	1,233
Hershey Foods Corp.	27	1,495
Sysco Corp.	40	1,242
WM Wrigley Jr Co.	18	1,196
		5,166

Gas - 0.7%

NiSource Inc.	40	834
UGI Corp.	44	906
		1,740

Healthcare Products - 4.6%

Baxter International Inc.	81	3,065
CR Bard Inc.	30	1,981
Gen-Probe Inc. (b)	11	517
Guidant Corp.	48	3,134
Johnson & Johnson	43	2,587
		11,284

Healthcare Services - 3.0%

HCA Inc.	62	3,151
Option Care Inc.	26	344
UnitedHealth Group Inc.	61	3,812
		7,307

Household Products - 2.2%

Kimberly-Clark Corp.	31	1,819
Newell Rubbermaid Inc.	148	3,508
		5,327

Insurance - 1.4%

American International Group Inc.	38	2,606
Axis Capital Holdings Ltd.	25	788
		3,394

Internet - 2.9%

F5 Networks Inc. (b)	1	69
Google Inc. - Class A (b)	9	3,672
Symantec Corp. (b)	143	2,508
Yahoo! Inc. (b)	24	946
		7,195

Lodging - 2.8%

Harrah’s Entertainment Inc.	59	4,185
Starwood Hotels & Resorts Worldwide Inc.	40	2,551
		6,736

Manufacturing - 6.2%

3M Corp.	23	1,798
Cooper Industries Ltd. - Class A	22	1,606
General Electric Corp.	154	5,413
Harsco Corp.	20	1,350
Honeywell Inernational Inc.	29	1,080
Tyco International Ltd.	139	4,020
		15,267

Media - 3.2%

McGraw-Hill Cos. Inc.	24	1,239
Time Warner Inc.	165	2,878
Viacom Inc. - Class B (b)	116	3,778
		7,895

Oil & Gas - 1.6%

BP Plc - ADR	22	1,413
ENSCO International Inc.	17	774
Exxon Mobil Corp.	24	1,348
Valero Energy Corp.	8	433
		3,968

Oil & Gas Services - 1.2%

Halliburton Co.	46	2,839

Hanover Compressor Co. (b)	2	34
2,873

Pharmaceuticals - 7.0%

Cardinal Health Inc.	21	1,439
Eli Lilly & Co.	42	2,348
Gilead Sciences Inc. (b)	39	2,064
ImClone Systems Inc. (b)	20	687
NPS Pharmaceuticals Inc. (b)	37	433
Pfizer Inc.	216	5,037
Teva Pharmaceutical Industries Ltd. - ADR (l)	39	1,680
Wyeth	75	3,464
		17,152

Pipelines - 0.6%

Kinder Morgan Inc.	16	1,471

Real Estate - 0.1%

Housevalues Inc. (b) (l)	12	160

Real Estate Investment Trusts - 1.1%

Boston Properties Inc.	11	815
General Growth Properties Inc.	22	1,034
Vornado Realty Trust	9	751
		2,600

Retail - 6.2%

CVS Corp.	64	1,678
Home Depot Inc.	69	2,809
Kohl’s Corp. (b)	11	530
Lowe’s Cos. Inc.	12	770
McDonald’s Corp.	141	4,746
Target Corp.	42	2,295
Wal-Mart Stores Inc.	50	2,345
		15,173

Semiconductors - 4.6%

Analog Devices Inc.	66	2,367
Applied Materials Inc.	166	2,971
Broadcom Corp. - Class A (b)	22	1,059
Intel Corp.	72	1,797
Marvell Tech Group Ltd. (b)	29	1,624
Maxim Integrated Products Inc.	18	651
Sunpower Corp. (b) (l)	3	85
Ultra Clean Holdings (b)	100	724
		11,278

Software - 6.1%

Adobe Systems Inc.	46	1,708
Electronic Arts Inc. (b)	12	607
Microsoft Corp.	284	7,419
Oracle Corp. (b)	402	4,913
Salesforce.com Inc. (b)	8	269
		14,916

Telecommunications - 1.5%

AT&T Inc.	28	686

BellSouth Corp. (l)	21	569
Sprint Nextel Corp.	82	1,904
Verizon Communications Inc.	20	602
		3,761

Telecommunications Equipment - 1.9%

Cisco Systems Inc. (b)	275	4,701

Transportation - 0.4%

FedEx Corp.	9	967

Wireless Telecommunications - 3.1%

American Tower Corp. (b)	34	925
Nokia Oyj - Class A - ADR	221	4,053
Qualcomm Inc.	60	2,600
		7,578

Total Common Stocks (cost $214,923)	230,930

Corporate Bonds - 0.4%

Media - 0.4%

Liberty Media Corp., 3.25%, 03/15/31 (j)	$1,330	1,002
Total Corporate Bonds (cost $1,227)		1,002

Short Term Investments - 7.5%

Money Market Funds - 5.6%

JNL Money Market Fund, 4.13% (a) (n)	13,783	13,783

Securities Lending Collateral - 1.9%

Mellon GSL Delaware Business Trust Collateral Fund	4,613	4,613
Total Short Term Investments (cost $18,396)		18,396

Total Investments - 102.4% (cost $234,546)	250,328
Other Assets and Liabilities, Net - (2.4%)	(5,908)
Total Net Assets - 100%	$244,420

JNL/Eagle SmallCap Equity Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Non-cyclical	23.4%
Technology	19.7%
Industrial	19.6%
Consumer, Cyclical	17.9%
Communications	7.9%
Energy	7.1%
Money Market Investment	2.8%
Financial	1.6%
100.0%

Common Stocks - 99.0%

Agriculture - 1.8%

Delta & Pine Land Co.	125	$2,887

Biotechnology - 2.0%

Ariad Pharmaceuticals Inc. (b)	206	1,207
deCODE genetics Inc. (b)	241	1,987
		3,194

Commercial Services - 3.1%

Corrections Corp. (b)	66	2,968
Resources Connection Inc. (b)	79	2,060
		5,028

Computers - 6.7%

Factset Research Systems Inc. (l)	116	4,791
McData Corp. - Class A (b) (l)	691	2,626
Radisys Corp. (b)	187	3,237
		10,654

Data Processing - 2.7%

Global Payments Inc.	94	4,400

Distribution & Wholesale - 1.6%

SCP Pool Corp.	71	2,636

E - Commerce - 1.2%

Blue Nile Inc. (b) (l)	49	1,986

Electrical Components & Equipment - 2.8%

Advanced Energy Industries Inc. (b)	153	1,805
General Cable Corp. (b)	110	2,171
Littelfuse Inc. (b)	25	673
		4,649

Electronics - 4.0%

Dolby Laboratories Inc. - Class A (b)	134	2,277
Gentex Corp.	26	516
OYO Geospace Corp. (b)	79	2,246
Photon Dynamics Inc. (b)	73	1,336
		6,375

Entertainment - 3.7%

Nevada Gold & Casinos Inc. (b)	70	731
Shuffle Master Inc. (b) (l)	144	3,627
Vail Resorts Inc. (b)	47	1,562
		5,920

Environmental Control - 8.0%

Aleris International Inc. (b)	210	6,758
Duratek Inc. (b)	137	2,044
Waste Connections Inc. (b) (l)	115	3,956
		12,758

Healthcare Products - 8.7%

American Medical Systems Holdings Inc. (b)	180	3,206
Arrow International Inc.	42	1,207
DJ Orthopedics Inc. (b)	55	1,507
Respironics Inc. (b)	112	4,160
Surmodics Inc. (b) (l)	41	1,518

Thoratec Corp. (b)	107	2,220
13,818

Healthcare Services - 6.1%

American Healthways Inc. (b)	73	3,301
Centene Corp. (b)	132	3,466
Horizon Health Corp. (b)	132	2,981
		9,748

Home Furnishings - 3.3%

Tempur-Pedic International Inc. (b) (l)	106	1,224
Universal Electronics Inc. (b)	232	3,994
		5,218

Insurance - 1.2%

Philadelphia Consolidated Holding Co. (b)	20	1,943

Internet - 2.0%

Avocent Corp. (b)	34	935
eCollege.com Inc. (b)	68	1,217
Internet Capital Group Inc. (b)	121	993
		3,145

Machinery - 1.7%

Bucyrus International Inc. - Class A	50	2,636

Manufacturing - 3.5%

Actuant Corp. - Class A (l)	53	2,969
Applied Films Corp. (b)	122	2,540
		5,509

Media - 0.8%

Entravision Communications Corp. (b)	169	1,204

Oil & Gas - 5.4%

Patterson-UTI Energy Inc.	111	3,647
Unit Corp. (b)	91	4,987
		8,634

Oil & Gas Services - 1.8%

Core Laboratories NV (b)	44	1,628
Tetra Technologies Inc. (b)	40	1,231
		2,859

Pharmaceuticals - 2.2%

Connetics Corp. (b)	63	908
Dendreon Corp. (b)	126	681
Medics Pharmaceutical Corp. (l)	58	1,846
		3,435

Retail - 9.6%

AC Moore Arts & Crafts Inc. (b)	56	811
Build-A-Bear Workshop Inc. (b) (l)	66	1,955
Cabela’s Inc. - Class A (b) (l)	108	1,794
Cash America International Inc.	139	3,230
Genesco Inc. (b) (l)	125	4,855
Red Robin Gourmet Burgers Inc. (b)	51	2,621
		15,266

Savings & Loans - 0.4%

BankAtlantic Bancorp. Inc. - Class A	42	588

Semiconductors - 3.1%

ATMI Inc. (b)	40	1,120
Integrated Device Technology Inc. (b)	291	3,837
		4,957

Software - 7.5%

Ansys Inc. (b)	100	4,252
Datastream Systems Inc. (b)	380	3,288
Eclipsys Corp. (b)	94	1,786
Netsmart Technologies Inc. (b)	101	1,279
Per-Se Technologies Inc. (b) (l)	59	1,389
		11,994

Telecommunications Equipment - 2.6%

Ixia (b)	108	1,591
Tekelec (b)	184	2,560
		4,151

Wireless Telecommunications - 1.5%

EMS Technologies Inc. (b)	132	2,338
Total Common Stocks (cost $126,232)		157,930

Short Term Investments - 16.8%

Money Market Funds - 2.8%

JNL Money Market Fund, 4.13% (a) (n)	4,594	4,594

Securities Lending Collateral - 14.0%

Mellon GSL Delaware Business Trust Collateral Fund	22,300	22,300
Total Short Term Investments (cost $26,894)		26,894

Total Investments - 115.8% (cost $153,126)	184,824
Other Assets and Liabilities, Net - (15.8%)	(25,208)
Total Net Assets - 100%	$159,616

JNL/FMR Balanced Fund

Percentage of Total
Industry Sector	Investments (o)
Government	30.9%
Financial	12.5%
Industrial	10.9%
Consumer, Non-cyclical	10.1%
Energy	8.2%
Communications	6.9%
Technology	6.5%
Consumer, Cyclical	5.6%
Basic Materials	3.5%
Money Market Investment	2.8%
Utilities	2.1%
100.0%

Common Stocks - 65.9%

Advertising - 0.3%

Lamar Advertising Co. (b)	6	$295
Omnicom Group Inc.	1	119
		414

Aerospace & Defense - 0.6%

European Aeronautic Defence and Space Co. NV	4	159
Goodrich Corp.	-	16
Lockheed Martin Corp.	2	121
Meggitt Plc	12	77
Raytheon Co.	3	112
Rockwell Collins Inc.	2	107
United Technologies Corp.	4	229
		821

Agriculture - 0.4%

Archer-Daniels-Midland Co.	2	39
Bunge Ltd.	2	91
Monsanto Co.	3	248
UAP Holding Corp.	5	96
		474

Airlines - 0.6%

Ace Aviation Holdings Inc. - Class A (b)	4	127
AirTran Holdings Inc. (b) (l)	26	415
Frontier Airlines Inc. (b)	27	249
		791

Auto Parts & Equipment - 0.1%

American Axle & Manufacturing Holdings Inc.	7	136
Directed Electronics Inc. (b)	1	10
		146

Banks - 2.8%

Banco Nossa Caixa SA	2	28
Bank of America Corp.	28	1,299
China Construction Bank (b) (e)	316	110
ICICI Bank Ltd. - ADR	2	58
Investors Financial Services Corp.	1	22
Mitsubishi UFJ Financial Group Inc.	-	109
Nara Bancorp Inc.	3	61
R-G Financial Corp. - Class B	4	49
State Street Corp.	2	111
SVB Financial Group (b)	3	126
UCBH Holdings Inc.	11	202
UniCredito Italiano SpA	14	94
UnionBanCal Corp.	1	89
W Holding Co. Inc.	17	137
Wachovia Corp.	12	644
Wells Fargo & Co.	2	113
Wilshire Bancorp. Inc.	6	106
Wintrust Financial Corp.	2	88
		3,446

Beverages - 0.2%

Coca-Cola Co.	5	193

Biotechnology - 0.5%

Biogen Idec Inc. (b)	3	118
Charles River Laboratories International Inc. (b)	4	148
Genentech Inc. (b)	1	111
Global Bio-Chem Technology Group Co. Ltd.	104	46
InterMune Inc. (b)	2	34
Invitrogen Corp. (b)	2	100
Medimmune Inc. (b)	2	53
Serologicals Corp. (b)	4	87
		697

Building Materials - 0.5%

American Standard Cos. Inc.	1	58
Florida Rock Industries Inc.	1	27
Martin Marietta Materials Inc.	2	153
Masco Corp.	2	60
Rinker Group Ltd.	11	131
Texas Industries Inc.	3	130
Vulcan Materials Co.	1	75
		634

Chemicals - 1.6%

Air Products & Chemicals Inc.	2	124
Airgas Inc.	5	171
Albemarle Corp.	5	173
Ashland Inc.	5	307
Celanese Corp. - Class A	9	174
Chemtura Corp.	24	309
Cytec Industries Inc.	1	24
Georgia Gulf Corp.	3	103
Lyondell Chemical Co. (l)	4	94
Mosaic Co. (b) (l)	15	225
Nova Chemicals Corp.	1	23
Rhodia SA (b)	63	134
		1,861

Coal - 0.1%

Arch Coal Inc.	1	56
Consol Energy Inc.	1	46
International Coal Group Inc. (b)	7	64
		166

Commercial Services - 0.4%

Alliance Data Systems Corp. (b)	3	89
Banta Corp.	1	25
Carriage Services Inc. (b)	5	24
CCE Spinco Inc. (b)	3	38
Cendant Corp.	10	171
Corrections Corp. (b)	1	45
Kforce Inc. (b)	4	42
Service Corp.	6	50
United Rentals Inc. (b)	1	23
Wright Express Corp. (b)	2	46

553

Computers - 1.3%

Ceridian Corp. (b)	7	174
Dell Inc. (b)	3	78
EMC Corp. (b)	8	114
Hewlett-Packard Co.	5	146
Maxtor Corp. (b)	52	363
McData Corp. - Class A (b)	10	39
NCR Corp. (b)	3	109
Seagate Technology (b)	19	378
Sun Microsystems Inc. (b)	26	111
Western Digital Corp. (b)	11	212
		1,724

Cosmetics & Personal Care - 0.6%

Alberto-Culver Co. - Class B	2	78
Avon Products Inc.	5	134
Colgate-Palmolive Co.	5	269
Proctor & Gamble Co.	5	312
		793

Data Processing - 0.2%

Filenet Corp. (b)	2	57
First Data Corp.	5	202
		259

Distribution & Wholesale - 0.6%

Bell Microproducts Inc. (b)	7	54
Ingram Micro Inc.- Class A (b)	10	189
LKQ Corp. (b)	2	66
WESCO International Inc. (b)	10	444
		753

Diversified Financial Services - 4.7%

Affiliated Managers Group Inc. (b)	-	32
American Express Co.	3	172
Ameriprise Financial Inc.	1	41
Ameritrade Holding Corp. (b)	5	113
Capital One Financial Corp.	2	130
Citigroup Inc.	27	1,295
Countrywide Financial Corp.	4	125
Doral Financial Corp.	9	100
E*Trade Financial Corp. (b)	16	342
Fannie Mae	7	342
Freddie Mac	9	571
Goldman Sachs Group Inc.	2	301
Infrastructure Development Finance Co. Ltd. (b)	10	16
Janus Capital Group Inc.	4	80
JPMorgan Chase & Co.	19	764
Lazard Ltd. - Class A	3	102
Lehman Brothers Holdings Inc.	3	333
MBNA Corp.	2	65
Merrill Lynch & Co. Inc.	7	474
Morgan Stanley	2	125
Nuveen Investments Inc. - Class A	2	85

Piper Jaffray Cos. (b)	3	133
SLM Corp.	4	204
		5,945

Diversified Machinery - 0.2%

Briggs & Stratton Corp.	3	120
Deere & Co.	2	136
Intermec Inc. (b)	1	24
Rockwell Automation Inc.	-	12
		292

E - Commerce - 0.2%

eBay Inc. (b)	4	181
Emdeon Corp. (b)	14	118
WebMD Health Corp. - Class A (b) (l)	-	6
		305

Electric - 2.0%

AES Corp. (b)	36	564
CMS Energy Corp. (b)	11	154
Dominion Resources Inc.	3	208
Dynegy Inc. - Class A (b)	-	1
E.ON AG	1	93
Edison International Inc.	1	48
Entergy Corp.	2	110
Exelon Corp.	5	276
MDU Resources Group Inc.	-	7
Northeast Utilities	1	24
NRG Energy Inc. (b)	3	123
PG&E Corp. (l)	4	148
PPL Corp.	3	88
Public Service Enterprise Group Inc.	2	104
TXU Corp.	13	673
		2,621

Electrical Components & Equipment - 0.2%

Advanced Energy Industries Inc. (b)	4	44
ITC Holdings Corp.	1	25
Littelfuse Inc. (b)	2	44
Molex Inc.	3	80
Sharp Corp.	3	46
		239

Electronics - 2.7%

Agilent Technologies Inc. (b)	10	330
Amphenol Corp. - Class A	8	354
Arrow Electronics Inc. (b)	3	99
Avnet Inc. (b)	5	127
Benchmark Electronics Inc. (b)	3	108
Celestica Inc. (b)	19	199
Cymer Inc. (b)	4	149
Fisher Scientific International Inc. (b)	2	120
Flextronics International Ltd. (b)	44	462
HON HAI Precision Industry Co. Ltd. - ADR	13	152
Ibiden Co. Ltd.	1	38
Kemet Corp. (b)	4	26

Sanmina-SCI Corp. (b)	1	4
Solectron Corp. (b)	85	311
Symbol Technologies Inc.	21	269
Tektronix Inc.	3	96
Thermo Electron Corp. (b)	5	151
Varian Inc. (b)	3	123
Vishay Intertechnology Inc. (b)	7	95
Waters Corp. (b)	6	219
Watts Water Technologies Inc.	1	30
		3,462

Engineering & Construction - 1.7%

Chicago Bridge & Iron Co. NV - ADR	4	106
Dycom Industries Inc. (b)	12	268
Fluor Corp.	8	641
Foster Wheeler Ltd. (b)	4	136
Granite Construction Inc.	2	79
Infrasource Services Inc. (b)	3	39
Larsen & Toubro Ltd.	3	119
McDermott International Inc. (b)	2	76
Perini Corp. (b)	7	171
Shaw Group Inc. (b)	9	259
URS Corp. (b)	5	188
Washington Group International Inc.	1	32
		2,114

Entertainment - 0.1%

Macrovision Corp. (b)	6	101
Six Flags Inc. (b)	4	30
		131

Food - 0.7%

Corn Products International Inc.	8	182
General Mills Inc.	2	109
Groupe Danone	1	73
JM Smucker Co.	3	116
Kellogg Co.	2	82
Nestle SA	-	76
Safeway Inc.	8	180
TreeHouse Foods Inc. (b)	2	34
Tyson Foods Inc.	4	65
		917

Forest Products & Paper - 0.1%

Smurfit-Stone Container Corp. (b) (l)	9	120
Votorantim Celulose e Papel SA - ADR	6	68
		188

Gas - 0.1%

Praxair Inc.	3	138

Hand & Machine Tools - 0.1%

Techtronic Industries Co.	48	114

Healthcare Products - 2.1%

Aspect Medical Systems Inc. (b)	2	76

Bausch & Lomb Inc.	1	88
Baxter International Inc.	9	346
Becton Dickinson & Co.	3	156
Conmed Corp. (b)	2	57
Cooper Cos. Inc.	4	215
CR Bard Inc.	3	218
Cytyc Corp. (b)	2	54
Dade Behring Holdings Inc.	9	357
Fisher & Paykel Healthcare Corp.	7	19
Guidant Corp.	1	71
Hanger Orthopedic Group Inc. (b)	10	58
Inamed Corp. (b)	-	35
Inverness Medical Innovations Inc. (b)	2	40
Johnson & Johnson	11	655
Kinetic Concepts Inc. (b)	2	68
Medtronic Inc.	1	81
St. Jude Medical Inc. (b)	1	35
Synthes Inc.	1	109
		2,738

Healthcare Services - 1.8%

Aetna Inc.	2	141
American Retirement Corp. (b)	2	45
Health Net Inc. (b)	5	253
Humana Inc. (b)	3	179
Psychiatric Solutions Inc. (b)	1	53
Quest Diagnostics Inc.	1	51
Sierra Health Services Inc. (b)	1	64
Sunrise Senior Living Inc. (b)	5	155
UnitedHealth Group Inc.	18	1,140
WellPoint Inc. (b)	3	247
		2,328

Home Builders - 0.8%

DR Horton Inc.	6	201
KB Home	7	516
Pulte Homes Inc.	-	16
Ryland Group Inc.	2	166
Standard-Pacific Corp.	3	103
		1,002

Household Products - 0.0%

Playtex Products Inc. (b)	1	8

Insurance - 3.6%

ACE Ltd.	9	460
Aflac Inc.	3	144
AMBAC Financial Group Inc.	2	146
American International Group Inc.	20	1,351
Aspen Insurance Holdings Ltd.	6	130
Axis Capital Holdings Ltd.	1	38
Endurance Specialty Holdings Ltd.	4	136
Hartford Financial Services Group Inc.	4	301
Hilb Rogal & Hobbs Co.	2	62

IPC Holdings Ltd.	2	47
MBIA Inc.	3	186
Metlife Inc. (b)	5	135
MGIC Investment Corp.	1	53
Montpelier Re Holdings Ltd. (l)	4	81
Navigators Group Inc. (b)	-	17
PartnerRe Ltd.	3	190
Platinum Underwriters Holdings Ltd.	3	93
Pxre Group Ltd.	8	108
Scottish Re Group Ltd.	14	351
Specialty Underwriters’ Alliance Inc. (b)	5	28
St. Paul Travelers Cos. Inc.	4	197
T&D Holdings Inc.	1	40
Universal American Financial Corp. (b)	3	41
USI Holdings Corp. (b)	6	87
XL Capital Ltd. - Class A	3	189
		4,611

Internet - 0.9%

Avocent Corp. (b)	3	72
Covad Communications Group Inc. (b) (l)	115	113
Google Inc. - Class A (b)	1	436
McAfee Inc. (b)	1	19
Netbank Inc.	13	91
Openwave Systems Inc. (b)	2	42
Symantec Corp. (b)	5	82
TIBCO Software Inc. (b)	1	4
Yahoo! Inc. (b)	6	235
		1,094

Iron & Steel - 0.1%

Chaparral Steel Co. (b)	2	48
Usinas Siderurgicas de Minas Gerais SA - Class A	3	64
		112

Leisure Time - 0.3%

Brunswick Corp.	3	106
Carnival Corp.	2	91
Royal Caribbean Cruises Ltd.	4	158
WMS Industries Inc. (b)	4	93
		448

Lodging - 0.4%

Boyd Gaming Corp.	2	81
Gaylord Entertainment Co. (b)	2	92
Kerzner International Ltd. (b)	3	172
Starwood Hotels & Resorts Worldwide Inc.	2	102
Station Casinos Inc.	1	75
		522

Machinery - 0.1%

Atlas Copco AB - Class B	5	108

Manufacturing - 2.8%

3M Corp.	3	209
Brink’s Co.	2	110

Carlisle Cos. Inc.	-	28
Cooper Industries Ltd. - Class A	1	51
Danaher Corp.	2	106
General Electric Corp.	53	1,869
Hexcel Corp. (b)	6	99
Honeywell Inernational Inc.	8	292
Mettler Toledo International Inc. (b)	2	94
Smiths Group Plc	7	126
SPX Corp.	4	160
Tyco International Ltd.	17	485
		3,629

Media - 1.5%

Antena 3 de Television SA	6	143
Citadel Broadcasting Corp.	9	121
Clear Channel Communications Inc.	4	123
DirecTV Group Inc. (b)	6	86
EchoStar Communications Corp. (b)	6	168
EW Scripps Co.	2	106
Gannett Co. Inc.	-	12
Lagardere SCA	1	100
Liberty Global Inc. (b)	4	86
Liberty Global Inc. - Class A (b)	4	92
Liberty Media Corp. - Class A (b)	16	122
McGraw-Hill Cos. Inc.	2	98
News Corp. Inc.	16	242
Radio One Inc. (b)	4	42
Salem Communications Corp. - Class A (b)	2	38
TVN SA (b)	3	76
Walt Disney Co.	9	213
		1,868

Metal Fabrication & Hardware - 0.3%

Boliden AB (b)	1	8
Precision Castparts Corp.	4	223
Timken Co.	4	115
		346

Mining - 1.4%

Agnico-Eagle Mines Ltd.	6	125
Alcoa Inc.	16	467
Cia Vale do Rio Doce - ADR	2	62
Compass Minerals International Inc.	3	76
Falconbridge Ltd.	7	196
Goldcorp Inc.	10	226
Ivanhoe Mines Ltd. (b)	3	19
Massey Energy Co.	1	34
Meridian Gold Inc. (b)	13	283
Newmont Mining Corp.	-	21
RTI International Metals Inc. (b)	2	68
Stillwater Mining Co. (b)	8	95
Teck Cominco Ltd.	3	133
		1,805

Office & Business Equipment - 0.2%

Xerox Corp. (b)	16	240

Office Furnishings - 0.1%

HNI Corp.	-	22
Interface Inc. (b)	12	102
		124

Oil & Gas - 3.5%

Cabot Oil & Gas Corp. - Class A	2	86

Canadian Natural Resources Ltd.             294Chesapeake Enegy Corp. (l)9276

Encana Corp.	5	217
Energy Partners Ltd. (b)	1	26
Goodrich Petroleum Corp. (b)	1	35
Grey Wolf Inc. (b) (l)	17	135
Holly Corp.	3	190
Houston Exploration Co. (b)	2	90
KCS Energy Inc. (b)	1	17
Mariner Energy Inc. (b) (p)	4	78
McMoRan Exploration Co. (b) (l)	4	73
Nabors Industries Ltd. (b)	2	129
Penn Virginia Corp.	2	121
Petroleum Development Corp. (b)	2	50
Plains Exploration & Production Co. (b)	2	87
Pride International Inc. (b)	35	1,067
Quicksilver Resources Inc. (b)	5	210
Range Resources Corp.	7	186
Southwestern Energy Co. (b)	3	122
Ultra Petroleum Corp. (b)	2	106
Valero Energy Corp.	22	1,115
		4,510

Oil & Gas Services - 4.4%

Basic Energy Services Inc. (b)	1	18
BJ Services Co.	15	539
Grant Prideco Inc. (b)	24	1,041
Halliburton Co.	22	1,388
National Oilwell Varco Inc. (b)	26	1,658
Smith International Inc.	8	282
Union Drilling Inc. (b)	5	65
Weatherford International Ltd. (b)	17	601
		5,592

Packaging & Containers - 0.6%

Ball Corp.	1	28
Crown Holdings Inc. (b)	3	53
Owens-Illinois Inc. (b)	15	309
Packaging Corp.	6	131
Pactiv Corp. (b)	12	265
		786

Pharmaceuticals - 2.4%

Atherogenics Inc. (b) (l)	7	142
Barr Laboratories Inc. (b)	2	151
Cardinal Health Inc.	7	447

Caremark Rx Inc. (b)	2	105
Cephalon Inc. (b)	4	278
Cipla Ltd.	4	42
CSL Ltd.	5	168
Medarex Inc. (b)	6	87
Medco Health Solutions Inc. (b)	2	134
Novartis AG - ADR	7	341
Omnicare Inc.	2	86
OSI Pharmaceuticals Inc. (b)	4	109
Pfizer Inc.	9	204
Schering-Plough Corp.	5	102
Teva Pharmaceutical Industries Ltd. - ADR	7	284
Wyeth	10	438
		3,118

Pipelines - 0.1%

El Paso Corp. (l)	6	71

Real Estate - 0.1%

Cyrela Brazil Realty SA	3	41
Mitsui Fudosan Co. Ltd.	5	102
		143

Real Estate Investment Trusts - 0.9%

Apartment Investment & Management Co.	2	80
CBL & Associates Properties Inc.	1	43
Centerpoint Properties Trust	2	99
Developers Diversified Realty Corp.	-	5
Digital Realty Trust Inc.	1	32
Duke Realty Corp.	1	27
Education Realty Trust Inc.	2	19
Equity Lifestyle Properties Inc.	1	58
Equity Office Properties Trust	2	64
Equity Residential	1	51
General Growth Properties Inc.	2	99
Highwoods Properties Inc.	1	23
Penn Real Estate Investment Trust	1	41
Reckson Associate Realty Corp.	2	61
Trizec Properties Inc. (l)	4	86
United Dominion Realty Trust Inc.	9	220
Vornado Realty Trust	1	83
		1,091

Retail - 2.5%

Aeropostale Inc. (b)	5	118
Applebee’s International Inc.	3	61
Best Buy Co. Inc.	2	89
Big 5 Sporting Goods Corp.	3	73
Brinker International Inc.	2	93
Circuit City Stores Inc.	1	32
CVS Corp.	8	201
Dollar Tree Stores Inc. (b)	5	115
Edgars Consolidated Stores Ltd.	4	22
Family Dollar Stores Inc.	1	32

Federated Department Stores Inc.	2	126
Foot Locker Inc.	5	116
Fred’s Inc.	8	124
Home Depot Inc.	6	247
JC Penney Corp. Inc.	2	127
Linens ‘n Things Inc. (b)	2	56
McDonald’s Corp.	9	307
OfficeMax Inc.	2	46
Outback Steakhouse Inc.	3	137
Pacific Sunwear of California (b)	5	121
Ross Stores Inc.	3	72
Ruby Tuesday Inc.	-	10
Staples Inc.	5	114
Target Corp.	2	82
TJX Cos. Inc.	4	91
Wal-Mart de Mexico SA de CV	5	26
Wal-Mart Stores Inc.	12	562
		3,200

Savings & Loans - 0.4%

Fidelity Bankshares Inc.	1	28
First Niagara Financial Group Inc.	1	20
Golden West Financial Corp.	1	66
Hudson City Bancorp. Inc.	7	82
KNBT Bancorp Inc.	2	24
New York Community Bancorp. Inc. (l)	-	7
NewAlliance Bancshares Inc.	5	74
Sovereign Bancorp Inc.	10	225
		526

Semiconductors - 3.8%

Agere Systems Inc. (b)	29	377
AMIS Holdings Inc. (b)	2	17
Amkor Technology Inc. (b)	17	94
Analog Devices Inc.	1	43
Applied Micro Circuits Corp. (b)	3	7
Asat Holdings Ltd. - ADR (b)	12	10
ASM International NV (b)	4	61
ASML Holding NV - ADR (b)	11	215
ATI Technologies Inc. (b)	5	90
ATMI Inc. (b)	15	408
Axcelis Technologies Inc. (b)	28	132
Cascade Microtech Inc. (b)	2	30
Credence Systems Corp. (b)	11	80
Cypress Semiconductor Corp. (b) (l)	4	51
DSP Group Inc. (b)	4	88
Fairchild Semiconductor International Inc. (b)	15	255
Formfactor Inc. (b)	4	107

Freescale Semiconductor Inc. (b)             501,246Integrated Device Technology Inc. (b)336

Intel Corp.	2	40
Intersil Corp.	5	119
Linear Technology Corp.	1	50

LTX Corp. (b)	25	115
Maxim Integrated Products Inc.	1	18
Microchip Technology Inc.	2	71
National Semiconductor Corp.	15	395
ON Semiconductor Corp. (b)	9	50
PMC - Sierra Inc. (b) (l)	8	60
Samsung Electronics Co. Ltd.	-	306
Silicon Laboratories Inc. (b)	4	147
Teradyne Inc. (b)	8	109
		4,827

Software - 1.0%

Activision Inc. (b)	5	63
BEA Systems Inc. (b)	17	162
Citrix Systems Inc. (b)	2	61
Cognos Inc. (b)	-	14
Cognos Inc. (b)	4	142
Hyperion Solutions Corp. (b)	3	102
IMS Health Inc.	1	22
JDA Software Group Inc. (b)	3	46
Microsoft Corp.	23	612
Oracle Corp. (b)	3	34
Take-Two Interactive Software Inc. (b) (l)	4	69
		1,327

Telecommunications - 2.3%

AT&T Inc.	40	975
BellSouth Corp.	4	98
Bharti Televentures (b)	2	15
Mastec Inc. (b)	7	76
NTL Inc. (b)	5	340
SES Global SA - ADR	2	27
Sprint Nextel Corp.	15	357
Telewest Global Inc. (b)	5	107
Verizon Communications Inc.	33	988
		2,983

Telecommunications Equipment - 0.4%

Andrew Corp. (b)	5	55
Avaya Inc. (b)	6	63
Harris Corp.	3	116
Juniper Networks Inc. (b)	3	60
Sycamore Networks Inc. (b)	36	157
		451

Textiles - 0.0%

Cintas Corp.	1	41

Tobacco - 1.1%

Altria Group Inc.	19	1,427

Toys & Hobbies - 0.0%

Nintendo Co. Ltd.	-	36

Transportation - 1.1%

Alexander & Baldwin Inc.	3	158
Burlington Northern Santa Fe Corp.	3	227
Double Hull Tankers Inc. (b)	4	47
EGL Inc. (b)	4	147
FedEx Corp.	1	103
Forward Air Corp.	-	7
Laidlaw International Inc.	11	256
Maritrans Inc.	1	36
Norfolk Southern Corp.	6	269
OMI Corp.	4	65
Overseas Shipholding Group	1	25
UTI Worldwide Inc.	1	101
		1,441

Water - 0.0%

Pico Holdings Inc. (b)	-	13

Wireless Telecommunications - 1.3%

American Tower Corp. (b)	27	743
Crown Castle International Corp. (b)	8	202
Motorola Inc.	9	208
Nextel Partners Inc. (b) (l)	8	226
NII Holdings Inc. - Class B (b)	4	170
Qualcomm Inc.	3	121
Wireless Facilities Inc. (b)	3	13
		1,683

Total Common Stocks (cost $71,440)	84,440

Preferred Stocks - 0.3%

Diversified Financial Services - 0.1%

Lazard Ltd. Convertible Preferred, 6.625%, 05/15/08	2	50

Electric - 0.1%

Entergy Corp. Convertible Preferred, 7.625%, 02/17/09	1	59

Insurance - 0.1%

Platinum Underwriters Holdings Ltd., 6.00%, 02/15/09	1	19
XL Capital Ltd. Convertible Preferred, 6.50%, 05/15/07	3	76
		95

Total Preferred Stocks (cost $199)	204

Corporate Bonds - 0.1%

Healthcare Products - 0.0%

Omnicare Inc., 3.25%, 12/15/35 (j)	40	40

Oil & Gas - 0.1%

McMoRan Exploration Co.
6.00%, 07/02/08 (j)	70	103
5.25%, 10/06/11 (e) (j)	20	25
		128

Telecommunications - 0.0%

Level 3 Communications Inc., 5.25%, 12/15/11 (e) (j)	20	16
Total Corporate Bonds (cost $176)		184

Government Securities - 30.7%

U.S. Treasury Securities - 30.7%
U.S. Treasury Bond, 6.125%, 08/15/29 (l)	4,600	5,603
U.S. Treasury Note
2.375%, 08/31/06 (l)	8,730	8,614
3.625%, 04/30/07 (l)	293	290
3.875%, 07/31/07 (l)	1,901	1,886
3.75%, 05/15/08 (l)	3,000	2,957
3.375%, 09/15/09 (l)	7,824	7,563
4.25%, 11/15/13 (l)	7,885	7,810
4.25%, 11/15/14 (l)	4,700	4,645

Total Government Securities (cost $38,997)	39,368

Short Term Investments - 35.5%

Money Market Funds - 2.8%

JNL Money Market Fund, 4.13% (a) (n)	3,563	3,563

Securities Lending Collateral - 32.7%

Mellon GSL Delaware Business Trust Collateral Fund	41,929	41,929
Total Short Term Investments (cost $45,492)		45,492

Total Investments - 132.5% (cost $156,304)	169,688
Other Assets and Liabilities, Net - (32.5%)	(41,649)
Total Net Assets - 100%	$128,039

JNL/FMR Capital Growth Fund

Percentage of Total
Industry Sector	Investments (o)
Communications	27.8%
Consumer, Cyclical	21.8%
Industrial	13.0%
Consumer, Non-cyclical	10.8%
Energy	8.9%
Basic Materials	6.3%
Technology	4.3%
Money Market Investment	4.2%
Financial	1.8%
Utilities	1.1%
100.0%

Common Stocks - 95.9%

Advertising - 1.2%

Getty Images Inc. (b) (l)	30	$2,646

Aerospace & Defense - 2.7%

ARGON ST Inc. (b)	30	935
Empresa Brasileira de Aeronautica SA - ADR	119	4,641
		5,576

Airlines - 0.7%

US Airways Group Inc. (b) (l)	40	1,497

Apparel - 4.2%

Nike Inc. - Class B	69	5,954
Phillips-Van Heusen	93	3,010
		8,964

Beverages - 1.5%

Molson Coors Brewing Co.	48	3,209

Building Materials - 1.1%

Texas Industries Inc.	48	2,416

Chemicals - 4.5%

Ashland Inc.	49	2,831
Mosaic Co. (b) (l)	157	2,297
Potash Corp.	57	4,540
		9,668

Commercial Services - 2.0%

DeVry Inc. (b) (l)	26	524
Global Cash Access Inc. (b)	89	1,299
Service Corp.	120	980
Universal Technical Institute Inc. (b)	43	1,337
Wright Express Corp. (b)	14	301
		4,441

Computers - 2.4%

NCR Corp. (b) (l)	60	2,030
Network Appliance Inc. (b)	38	1,013
Research In Motion Ltd. (b)	33	2,165
		5,208

Data Processing - 1.9%

First Data Corp.	96	4,125

Diversified Financial Services - 1.8%

Greenhill & Co. Inc.	32	1,792
International Exchange Inc. (b)	15	553
Lazard Ltd. - Class A	49	1,560
		3,905

Diversified Machinery - 1.4%

Flowserve Corp. (b)	75	2,959

E - Commerce - 1.7%

Arbinet-thexchange Inc. (b)	54	377
eBay Inc. (b)	74	3,218
Homestore Inc. (b)	2	8
		3,603

Electric - 1.1%

NRG Energy Inc. (b) (l)	50	2,356

Electronics - 1.2%

Symbol Technologies Inc.	209	2,681

Engineering & Construction - 1.6%

Fluor Corp.	46	3,539

Entertainment - 1.3%

International Game Technology	72	2,201
Sportingbet Plc	101	594
		2,795

Food - 3.0%

Safeway Inc.	279	6,601

Healthcare Products - 2.3%

Cytyc Corp. (b)	170	4,791
Inamed Corp. (b)	2	175
		4,966

Home Furnishings - 7.1%

Harman International Industries Inc. (l)	158	15,411

Internet - 2.6%

Google Inc. - Class A (b)	8	3,322
Openwave Systems Inc. (b) (l)	78	1,367
Yahoo! Inc. (b) (l)	26	1,027
		5,716

Leisure Time - 0.7%

Royal Caribbean Cruises Ltd. (l)	36	1,600

Lodging - 1.9%

Harrah’s Entertainment Inc. (l)	3	221
Las Vegas Sands Corp. (b) (l)	41	1,602
Wynn Resorts Ltd. (b) (l)	43	2,351
		4,174

Manufacturing - 1.9%

Eastman Kodak Co. (l)	175	4,102

Media - 3.5%

EchoStar Communications Corp. (b)	161	4,377
Salem Communications Corp. - Class A (b)	26	456
Walt Disney Co.	120	2,864
		7,697

Metal Fabrication & Hardware - 1.7%

Novelis Inc. (l)	72	1,496
Novelis Inc.	107	2,253
		3,749

Office Furnishings - 0.4%

Knoll Inc. (l)	54	926

Oil & Gas - 5.4%

Goodrich Petroleum Corp. (b) (l)	18	460
Murphy Oil Corp.	40	2,160
Newfield Exploration Co. (b) (l)	50	2,488
Pioneer Natural Resources Co. (l)	41	2,117
Tesoro Corp.	70	4,296
Ultra Petroleum Corp. (b)	3	173
		11,694

Oil & Gas Services - 3.6%

Hanover Compressor Co. (b) (l)	15	206
National Oilwell Varco Inc. (b)	68	4,280
SEACOR Holdings Inc. (b) (l)	34	2,302
Weatherford International Ltd. (b)	27	959
		7,747

Packaging & Containers - 1.4%

Pactiv Corp. (b)	138	3,042

Pharmaceuticals - 1.9%

Neurocrine Biosciences Inc. (b) (l)	50	3,151
Viropharma Inc. (b)	56	1,046
		4,197

Real Estate - 0.1%

Sinochem Hong Kong Holding Ltd. (b)	1,528	284

Retail - 5.5%

Aeropostale Inc. (b)	65	1,720
GameStop Corp. (b) (l)	62	1,961
Tiffany & Co. (l)	134	5,135
TJX Cos. Inc.	135	3,136
		11,952

Telecommunications - 9.6%

Citizens Communications Co. (l)	192	2,344
Indosat Tbk PT - ADR (l)	52	1,498
Philippine Long Distance Telephone Co. - ADR	77	2,573
Qwest Communications International Inc. (b) (l)	114	642
Sprint Nextel Corp.	595	13,899
		20,956

Telecommunications Equipment - 3.1%

Andrew Corp. (b) (l)	105	1,126
Comverse Technology Inc. (b) (l)	68	1,808
Essex Corp. (b)	33	556
Harris Corp. (l)	56	2,413
Nice Systems Ltd. - ADR (b)	17	804
		6,707

Transportation - 1.8%

Diana Shipping Inc. (l)	75	967
DryShips Inc. (l)	33	397
Horizon Lines Inc. - Class A	52	627
Norfolk Southern Corp.	44	1,981
		3,972

Wireless Telecommunications - 6.1%

American Tower Corp. (b) (l)	163	4,415

Crown Castle International Corp. (b)	40	1,079
Dobson Communications Corp. (b)	97	730
Hutchison Telecommunications International Ltd. - ADR (b)	55	1,196
Nokia Oyj - Class A - ADR (l)	318	5,827
		13,247

Total Common Stocks (cost $192,861)	208,328

Short Term Investments - 24.9%

Money Market Funds - 4.2%

JNL Money Market Fund, 4.13% (a) (n)	9,178	9,178

Securities Lending Collateral - 20.7%

Mellon GSL Delaware Business Trust Collateral Fund	45,025	45,025
Total Short Term Investments (cost $54,203)		54,203

Total Investments - 120.8% (cost $247,064)	262,531
Other Assets and Liabilities, Net - (20.8%)	(45,230)
Total Net Assets - 100%	$217,301

JNL/Franklin Templeton Small Cap Value Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Cyclical	29.1%
Industrial	22.2%
Money Market Investment	18.7%
Basic Materials	10.7%
Financial	7.5%
Consumer, Non-cyclical	4.5%
Energy	3.4%
Technology	2.3%
Communications	0.9%
Utilities	0.7%
100.0%

Common Stocks - 81.3%

Airlines - 1.0%

SkyWest Inc.	28	$739

Apparel - 2.6%

Gymboree Corp. (b)	36	842
Russell Corp.	23	306
Timberland Co. - Class A (b)	25	823
		1,971

Auto Manufacturers - 1.5%

Wabash National Corp.	58	1,101

Auto Parts & Equipment - 1.0%

Superior Industries International	34	750

Banks - 0.9%

Chemical Financial Corp.	10	324
First Indiana Corp.	7	248
Peoples Bancorp. Inc.	4	105
		677

Building Materials - 1.3%

Apogee Enterprises Inc.	28	448
Genlyte Group Inc. (b)	10	525
		973

Chemicals - 5.2%

Airgas Inc.	30	997
Cabot Corp.	31	1,095
RPM International Inc.	50	867
Westlake Chemical Corp.	29	841
		3,800

Commercial Services - 0.7%

ABM Industries Inc.	7	129
Dollar Thrifty Automotive Group (b)	10	368
		497

Computers - 0.8%

Reynolds & Reynolds Co. - Class A (l)	21	578

Distribution & Wholesale - 1.6%

Hughes Supply Inc.	32	1,147

Diversified Financial Services - 0.1%

National Financial Partners Corp.	1	53

Diversified Machinery - 4.1%

Briggs & Stratton Corp.	31	1,202
CNH Global NV	13	241
Graco Inc.	34	1,244
Nordson Corp.	8	304
		2,991

Electric - 0.7%

Sierra Pacific Resources (b)	39	507

Electrical Components & Equipment - 0.2%

Powell Industries Inc. (b)	8	149

Electronics - 1.2%

Watts Water Technologies Inc.	30	903

Engineering & Construction - 0.6%

EMCOR Group Inc. (b)	7	459

Entertainment - 0.7%

Intrawest Corp.	18	533

Environmental Control - 1.5%

Mine Safety Appliances Co.	29	1,054

Forest Products & Paper - 1.3%

Glatfelter	38	535
Mercer International Inc. (b) (l)	47	372
		907

Hand & Machine Tools - 1.3%

Baldor Electric Co.	-	3
Kennametal Inc.	18	918
		921

Healthcare Products - 2.2%

STERIS Corp.	33	826
West Pharmaceutical Services Inc.	30	741
		1,567

Home Builders - 4.4%

M/I Homes Inc.	29	1,158
Monaco Coach Corp.	50	668
Thor Industries	33	1,338
		3,164

Home Furnishings - 4.1%

American Woodmark Corp.	27	667
Bassett Furniture Industries Inc.	26	488
Ethan Allen Interiors Inc. (l)	20	731
Hooker Furniture Corp.	21	367
La-Z-Boy Inc. (l)	51	695
		2,948

Household Products - 0.5%

Russ Berrie & Co. Inc.	34	383

Insurance - 5.8%

Aspen Insurance Holdings Ltd.	51	1,195
IPC Holdings Ltd.	35	967
Montpelier Re Holdings Ltd. (l)	44	830
RLI Corp.	12	598
Stancorp Financial Group Inc.	12	609
		4,199

Internet - 0.9%

Avocent Corp. (b)	24	650

Iron & Steel - 4.2%

Gibraltar Industries Inc.	33	754
Reliance Steel & Aluminum Co.	17	1,021
Steel Dynamics Inc.	35	1,242
		3,017

Lodging - 1.7%

Aztar Corp. (b)	21	626
La Quinta Corp. (b)	55	613
		1,239

Machinery - 0.8%

JLG Industries Inc.	12	548

Manufacturing - 4.4%

AO Smith Corp.	12	435
Aptargroup Inc.	13	679
Carlisle Cos. Inc.	9	601
Lancaster Colony Corp.	5	167
Mettler Toledo International Inc. (b)	13	707
Teleflex Inc.	9	578
		3,167

Metal Fabrication & Hardware - 3.3%

CIRCOR International Inc.	30	767
Mueller Industries Inc.	54	1,467
Timken Co. (l)	4	141
		2,375

Oil & Gas - 0.4%

Atwood Oceanics Inc. (b)	4	273

Oil & Gas Services - 3.0%

Global Industries Ltd. (b)	28	318
Lone Star Technologies Inc. (b)	14	713
Oil States International Inc. (b)	14	444
Tidewater Inc.	16	689
		2,164

Pharmaceuticals - 1.1%

Adams Respiratory Therapeutics Inc. (b)	1	41
NBTY Inc. (b)	48	778
		819

Real Estate Investment Trusts - 0.7%

Arbor Realty Trust Inc.	20	518

Retail - 10.5%

Bob Evans Farms Inc.	4	92
Brown Shoe Co. Inc.	22	933
Casey’s General Stores Inc.	20	486
Christopher & Banks Corp.	41	766
Dillard’s Inc. - Class A	24	603
HOT Topic Inc. (b)	54	767
Linens ‘n Things Inc. (b)	26	684
Men’s Wearhouse Inc. (b)	16	468
Pier 1 Imports Inc. (l)	64	560
Regis Corp.	31	1,176
West Marine Inc. (b)	54	756
Zale Corp. (b)	12	292
		7,583

Semiconductors - 1.5%

Cohu Inc.	20	460
Omnivision Technologies Inc. (b) (l)	33	651
		1,111

Transportation - 3.5%

Genesee & Wyoming Inc. - Class A (b)	15	548
Kansas City Southern (b)	19	452
Offshore Logistics Inc. (b)	12	345
OMI Corp.	28	514

Overseas Shipholding Group	14	690
2,549

Total Common Stocks (cost $54,866)	58,984

Short Term Investments - 23.2%

Money Market Funds - 18.7%

JNL Money Market Fund, 4.13% (a) (n)	13,530	13,530

Securities Lending Collateral - 4.5%

Mellon GSL Delaware Business Trust Collateral Fund	3,270	3,270
Total Short Term Investments (cost $16,800)		16,800

Total Investments - 104.5% (cost $71,666)	75,784
Other Assets and Liabilities, Net - (4.5%)	(3,246)
Total Net Assets - 100%	$72,538

JNL/Goldman Sachs Mid Cap Value Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	25.7%
Industrial	14.1%
Consumer, Cyclical	13.4%
Utilities	11.9%
Consumer, Non-cyclical	11.4%
Energy	10.7%
Basic Materials	4.8%
Communications	2.9%
Money Market Investment	2.7%
Technology	2.4%
100.0%

Common Stocks - 97.3%

Advertising - 1.1%

Lamar Advertising Co. (b)	20	$903

Aerospace & Defense - 2.6%

Alliant Techsystems Inc. (b)	14	1,093
Rockwell Collins Inc.	24	1,104
		2,197

Agriculture - 1.1%

Archer-Daniels-Midland Co.	38	933

Auto Parts & Equipment - 0.5%

Autoliv Inc.	10	467

Banks - 7.2%

Commerce Bancshares Inc.	7	371
FirstMerit Corp.	26	684
KeyCorp (l)	34	1,109

M&T Bank Corp. (l)	13	1,385
Northern Trust Corp.	19	997
Zions Bancorp.	23	1,756
		6,302

Beverages - 0.5%

Pepsi Bottling Group Inc.	15	417

Biotechnology - 2.7%

Charles River Laboratories International Inc. (b)	26	1,116
Medimmune Inc. (b)	35	1,234
		2,350

Building Materials - 1.8%

American Standard Cos. Inc.	39	1,574

Chemicals - 2.2%

Agrium Inc.	21	458
Chemtura Corp.	54	684
Rohm & Haas Co.	16	752
		1,894

Commercial Services - 1.2%

BearingPoint Inc. (b) (l)	127	998

Computers - 0.3%

Computer Sciences Corp. (b)	6	300

Distribution & Wholesale - 1.4%

CDW Corp. (l)	12	670
Ingram Micro Inc.- Class A (b)	28	553
		1,223

Diversified Financial Services - 3.5%

Bear Stearns Cos. Inc.	14	1,589
CIT Group Inc.	21	1,089
Eaton Vance Corp.	16	430
		3,108

Diversified Machinery - 1.3%

Zebra Technologies Corp. (b)	25	1,086

Electric - 10.6%

CMS Energy Corp. (b)	13	182
Edison International Inc.	34	1,485
Entergy Corp.	23	1,569
FirstEnergy Corp.	11	528
Northeast Utilities	18	359
PG&E Corp.	48	1,766
PNM Resources Inc.	9	216
PPL Corp.	71	2,100
Public Service Enterprise Group Inc. (l)	3	218
Wisconsin Energy Corp.	18	689
		9,112

Electronics - 0.8%

Amphenol Corp. - Class A	16	723

Environmental Control - 1.2%

Republic Services Inc. - Class A	28	1,067

Food - 1.2%

Smithfield Foods Inc. (b) (l)	32	992

Forest Products & Paper - 1.4%

Plum Creek Timber Co. Inc.	33	1,205

Gas - 1.3%

AGL Resources Inc.	33	1,133

Hand & Machine Tools - 0.8%

Stanley Works	15	717

Healthcare Services - 2.5%

Apria Healthcare Group Inc. (b)	26	634
Coventry Health Care Inc. (b)	11	634
Health Net Inc. (b)	16	850
		2,118

Home Builders - 1.7%

Lennar Corp.	23	1,426

Household Products - 2.6%

Clorox Co.	20	1,110
Newell Rubbermaid Inc.	46	1,083
		2,193

Insurance - 9.0%

AMBAC Financial Group Inc.	27	2,046
Assurant Inc.	10	448
Everest Re Group Ltd.	12	1,248
PartnerRe Ltd.	12	794
PMI Group Inc.	17	683
RenaissanceRe Holdings Ltd.	17	731
Torchmark Corp.	20	1,124
Willis Group Holdings Ltd.	17	635
		7,709

Internet - 0.2%

Avocent Corp. (b)	7	188

Investment Companies - 0.4%

American Capital Strategies Ltd. (l)	10	379

Iron & Steel - 1.2%

Allegheny Technologies Inc.	15	525
Carpenter Technology Corp.	7	472
		997

Lodging - 2.2%

Harrah’s Entertainment Inc.	26	1,863

Manufacturing - 2.1%

Carlisle Cos. Inc.	9	604
Cooper Industries Ltd. - Class A	16	1,170
		1,774

Media - 1.0%

Dow Jones & Co. Inc. (l)	24	861

Metal Fabrication & Hardware - 0.5%

Commercial Metals Co.	11	426

Oil & Gas - 5.3%

EOG Resources Inc.	29	2,131
Range Resources Corp.	61	1,601
Ultra Petroleum Corp. (b)	15	833
		4,565

Oil & Gas Services - 2.1%

BJ Services Co.	39	1,414
Grant Prideco Inc. (b)	9	401
		1,815

Packaging & Containers - 1.1%

Packaging Corp. (l)	40	920

Pipelines - 3.3%

Western Gas Resources Inc.	25	1,181
Williams Cos. Inc.	70	1,614
		2,795

Real Estate Investment Trusts - 5.4%

Apartment Investment & Management Co.	28	1,052
Developers Diversified Realty Corp.	22	1,032
Equity Residential	12	455
Healthcare Realty Trust Inc.	5	182
iStar Financial Inc.	29	1,048
Liberty Property Trust (l)	10	430
Prentiss Properties Trust	10	401
		4,600

Retail - 4.9%

Federated Department Stores Inc.	13	883
JC Penney Corp. Inc.	43	2,373
Ross Stores Inc.	32	916
		4,172

Semiconductors - 0.8%

Freescale Semiconductor Inc. (b)	8	202
Tessera Technologies Inc. (b)	18	456
		658

Software - 1.3%

Activision Inc. (b)	81	1,118

Telecommunications Equipment - 0.6%

ADC Telecommunications Inc. (b)	25	553

Textiles - 1.5%

Mohawk Industries Inc. (b)	15	1,321

Tobacco - 1.0%

Reynolds American Inc. (l)	9	883

Transportation - 1.9%

Norfolk Southern Corp.	21	943
Teekay Shipping Corp. (l)	17	687
		1,630

Total Common Stocks (cost $78,435)	83,665

Short Term Investments - 7.4%

Money Market Funds - 2.7%

JNL Money Market Fund, 4.13% (a) (n)	2,332	2,332

Securities Lending Collateral - 4.7%

Mellon GSL Delaware Business Trust Collateral Fund	4,016	4,016
Total Short Term Investments (cost $6,348)		6,348

Total Investments - 104.7% (cost $84,783)	90,013
Other Assets and Liabilities, Net - (4.7%)	(4,073)
Total Net Assets - 100%	$85,940

JNL/JPMorgan International Equity Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	27.1%
Consumer, Non-cyclical	18.9%
Industrial	13.1%
Consumer, Cyclical	10.0%
Energy	8.9%
Communications	8.8%
Basic Materials	5.7%
Technology	3.8%
Money Market Investment	1.9%
Utilities	1.8%
100.0%

Common Stocks - 97.9%

Advertising - 1.1%

WPP Group Plc	197	$2,130

Auto Manufacturers - 2.5%

Bayerische Motoren Werke AG	52	2,300
Honda Motor Co. Ltd.	51	2,910
		5,210

Banks - 19.5%

ABN AMRO Holding Inc.	99	2,589
Banco Popular Espanol SA	203	2,472
Bank of Ireland	96	1,519
Barclays Plc	332	3,492
BNP Paribas	38	3,101
Dexia	99	2,280
Fortis	55	1,763
HSBC Holdings Plc	343	5,504
Mitsubishi UFJ Financial Group Inc.	-	4,586
Royal Bank of Scotland Group Plc	105	3,165
Standard Chartered Plc	113	2,526
UBS AG	47	4,475
UniCredito Italiano SpA	335	2,310
		39,782

Beverages - 0.8%

Fomento Economico Mexicano SA de CV - ADR	22	1,566

Building Materials - 5.3%

Cie de Saint-Gobain	51	3,018
Daikin Industries Ltd.	57	1,656
Holcim Ltd.	39	2,624
Imerys SA (l)	18	1,271
Lafarge SA (l)	25	2,244
		10,813

Chemicals - 3.1%

BASF AG	20	1,497
Nitto Denko Corp.	34	2,673
Shin-Etsu Chemical Co. Ltd.	38	1,993
		6,163

Commercial Services - 1.1%

Adecco SA	46	2,125

Cosmetics & Personal Care - 0.7%

Kao Corp.	55	1,474

Distribution & Wholesale - 5.3%

Esprit Holdings Ltd.	213	1,514
Mitsubishi Corp.	124	2,738
Sumitomo Corp.	244	3,155
Wolseley Plc	158	3,340
		10,747

Diversified Financial Services - 2.5%

Credit Saison Co. Ltd.	40	2,003
Nikko Cordial Corp.	130	2,051
Takefuji Corp.	14	926
		4,980

Electric - 0.9%

National Grid Plc	184	1,799

Electrical Components & Equipment - 0.4%

Sharp Corp.	56	852

Electronics - 4.4%

Fanuc Ltd.	18	1,562
Hirose Electric Co. Ltd.	8	1,054
Hoya Corp.	72	2,574
Koninklijke Philips Electronics NV	72	2,245
Secom Co. Ltd.	31	1,622
		9,057

Food - 5.1%

Nestle SA	13	3,870
Tesco Plc	685	3,909
WM Morrison Supermarkets Plc	726	2,417
		10,196

Gas - 0.9%

Centrica Plc	412	1,804

Hand & Machine Tools - 1.5%

Nidec Corp.	15	1,310
SMC Corp.	12	1,657
		2,967

Healthcare Products - 1.0%

Smith & Nephew Plc	212	1,953

Home Furnishings - 0.7%

Matsushita Electric Industrial Co. Ltd.	75	1,447

Insurance - 3.7%

AXA SA	96	3,107
ING Groep NV - ADR	60	2,065
Zurich Financial Services AG (b)	11	2,323
		7,495

Manufacturing - 1.2%

Siemens AG	28	2,359

Media - 2.4%

Mediaset SpA	109	1,151
Reed Elsevier NV	145	2,031
Wolters Kluwer NV - ADR	80	1,626
		4,808

Mining - 2.7%

BHP Billiton Ltd.	141	2,353
Cia Vale do Rio Doce - ADR	74	3,028
		5,381

Office & Business Equipment - 1.7%

Canon Inc.	57	3,358

Oil & Gas - 8.9%

BG Group Plc	318	3,146
ENI SpA	236	6,544
Total SA	33	8,207
		17,897

Pharmaceuticals - 8.5%

Astellas Pharma Inc.	63	2,446
GlaxoSmithKline Plc	210	5,301
Novartis AG	73	3,848
Roche Holding AG	27	4,030
Schering AG	23	1,548
		17,173

Real Estate - 1.1%

British Land Co. Plc	116	2,136

Retail - 0.8%

Kingfisher Plc	391	1,594

Semiconductors - 1.1%

Samsung Electronics Co. Ltd. - ADR (e)	7	2,191

Software - 1.1%

SAP AG	12	2,145

Tobacco - 1.0%

Altadis SA	43	1,970

Toys & Hobbies - 0.6%

Nintendo Co. Ltd.	10	1,172

Transportation - 1.0%

Deutsche Post AG	83	2,022

Wireless Telecommunications - 5.3%

Nokia Oyj	156	2,862
Telefonaktiebolaget LM Ericsson - Class B	756	2,599
Vodafone Airtouch Plc	2,418	5,221
		10,682

Total Common Stocks (cost $171,924)	197,448

Short Term Investments - 7.3%

Money Market Funds - 1.9%

JNL Money Market Fund, 4.13% (a) (n)	3,918	3,918

Securities Lending Collateral - 5.4%

Mellon GSL Delaware Business Trust Collateral Fund	10,795	10,795
Total Short Term Investments (cost $14,713)		14,713

Total Investments - 105.2% (cost $186,637)	212,161
Other Assets and Liabilities, Net - (5.2%)	(10,473)
Total Net Assets - 100%	$201,688

JNL/JPMorgan International Value Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	32.1%
Consumer, Cyclical	14.6%
Industrial	13.1%
Energy	9.8%
Consumer, Non-cyclical	6.6%
Communications	6.3%
Utilities	6.3%
Money Market Investment	4.9%
Basic Materials	3.9%
Diversified	1.3%
Technology	0.9%
Government	0.2%
100.0%

Common Stocks - 94.6%

Aerospace & Defense - 1.2%

BAE Systems Plc	437	$2,873

Auto Manufacturers - 6.0%

DaimlerChrysler AG	88	4,509
Mazda Motor Corp.	515	2,358
Toyota Motor Corp.	145	7,504
		14,371

Auto Parts & Equipment - 1.0%

Compagnie Generale des Etablissements Michelin	42	2,351

Banks - 21.2%

Australia & New Zealand Banking Group Ltd.	207	3,642
Banca Intesa SpA	401	2,126
Banca Popolare Italiana	126	1,117
Barclays Plc	529	5,561
BNP Paribas	69	5,554
Credit Suisse Group	85	4,334
HSBC Holdings Plc	399	6,409
Kookmin Bank - ADR (b) (l)	35	2,605
Mitsubishi UFJ Financial Group Inc.	-	2,808
Royal Bank of Scotland Group Plc	168	5,074
Societe Generale - Class A	38	4,643
UniCredito Italiano SpA	843	5,807
		49,680

Chemicals - 1.9%

Bayer AG	106	4,439

Distribution & Wholesale - 3.6%

Itochu Corp.	477	3,980
Mitsui & Co. Ltd.	220	2,826
Wolseley Plc	82	1,722
		8,528

Diversified Financial Services - 3.3%

Aiful Corp.	34	2,806
Daiwa Securities Group Inc.	426	4,829
		7,635

Diversified Machinery - 3.2%

Kubota Corp.	629	5,285
Metso Oyj	84	2,308
		7,593

Electric - 6.3%

E.ON AG	57	5,947
International Power Plc (b)	756	3,117
National Grid Plc	195	1,910
Suez SA	119	3,705
		14,679

Electrical Components & Equipment - 1.3%

Mitsubishi Electric Corp.	444	3,144

Electronics - 1.4%

Koninklijke Phi lips Electronics NV	102	3,177

Engineering & Construction - 1.2%

Shimizu Corp.	380	2,794

Entertainment - 0.9%

OPAP SA	64	2,212

Food - 3.2%

Koninklijke Wessanen NV - ADR	166	2,513
Orkla ASA	55	2,278
Tesco Plc	478	2,724
		7,515

Holding Companies - Diversified - 1.3%

Swire Pacific Ltd.	351	3,151

Insurance - 7.5%

Aviva Plc	276	3,343
AXA SA	168	5,419
ING Groep NV - ADR	185	6,409
Zurich Financial Services AG (b)	11	2,401
		17,572

Iron & Steel - 1.2%

Arcelor	112	2,775

Lodging - 1.0%

Intercontinental Hotels Group Plc	155	2,232

Machinery - 1.1%

Atlas Copco AB - Class A	112	2,496

Manufacturing - 1.2%

Konica Minolta Holdings Inc.	277	2,821

Mining - 0.8%

Cia Vale do Rio Doce - ADR	54	1,965

Oil & Gas - 9.8%

BP Plc	762	8,120
ENI SpA	163	4,519
LUKOIL Holdings - ADR	28	1,668
Petroleo Brasileiro SA - ADR	31	1,980
Total SA	26	6,580
		22,867

Retail - 1.9%

Compagnie Financiere Richemont AG	102	4,456

Semiconductors - 0.9%

Samsung Electronics Co. Ltd.	3	2,149

Telecommunications - 4.7%

LG Telecom Ltd. (b)	351	2,302
Royal KPN NV	260	2,602
Singapore Telecommunications Ltd.	1,446	2,270
Telecom Italia SpA	1,500	3,720
		10,894

Tobacco - 3.4%

British American Tobacco Plc	210	4,700
Japan Tobacco Inc.	-	3,194
		7,894

Transportation - 2.4%

Bergesen Worldwide Gas ASA (b)	186	2,451
Central Japan Railway Co.	-	3,133
		5,584

Wireless Telecommunications - 1.6%

Nokia Oyj	117	2,147
NTT DoCoMo Inc.	1	1,661
		3,808

Total Common Stocks (cost $188,632)	221,655

Short Term Investments - 7.1%

Money Market Funds - 4.9%

JNL Money Market Fund, 4.13% (a) (n)	11,341	11,341

Securities Lending Collateral - 2.0%

Mellon GSL Delaware Business Trust Collateral Fund	4,776	4,776

U.S. Treasury Bills - 0.2%

U.S. Treasury Bill, 3.87%, 02/09/06 (m)	550	548
Total Short Term Investments (cost $16,664)		16,664

Total Investments - 101.7% (cost $205,296)	238,320
Other Assets and Liabilities, Net - (1.7%)	(4,037)

Total Net Assets - 100%	$234,283

JNL/Lazard Mid Cap Value Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	18.0%
Industrial	16.3%
Communications	15.6%
Consumer, Cyclical	14.7%
Consumer, Non-cyclical	12.1%
Basic Materials	8.4%
Money Market Investment	6.3%
Energy	5.8%
Technology	2.8%
100.0%

Common Stocks - 96.2%

Airlines - 1.3%

Southwest Airlines Co. (l)	178	$2,926

Apparel - 2.1%

Liz Claiborne Inc.	136	4,875

Banks - 3.8%

AmSouth Bancorp.	95	2,477
City National Corp.	31	2,275
Mellon Financial Corp.	106	3,616
		8,368

Beverages - 2.1%

Pepsi Bottling Group Inc.	165	4,724

Chemicals - 4.7%

Cabot Corp.	143	5,123
Celanese Corp. - Class A	168	3,212
Rohm & Haas Co.	46	2,232
		10,567

Commercial Services - 5.6%

Aramark Corp.	225	6,251
DST Systems Inc. (b) (l)	46	2,774
Service Corp.	468	3,827
		12,852

Distribution & Wholesale - 3.5%

CDW Corp. (l)	60	3,454
Ingram Micro Inc.- Class A (b)	234	4,670
		8,124

Diversified Financial Services - 1.0%

Federated Investors Inc. - Class B	65	2,393

E - Commerce - 2.3%

Expedia Inc. (b) (l)	221	5,302

Electronics - 4.8%

Arrow Electronics Inc. (b)	110	3,507
Flextronics International Ltd. (b)	111	1,161
Solectron Corp. (b)	449	1,644
Vishay Intertechnology Inc. (b)	334	4,592
		10,904

Entertainment - 1.0%

GTECH Holdings Corp.	71	2,254

Environmental Control - 1.6%

Republic Services Inc. - Class A	96	3,594

Forest Products & Paper - 4.0%

Louisiana-Pacific Corp.	172	4,725
Temple-Inland Inc.	98	4,409
		9,134

Hand & Machine Tools - 1.9%

Stanley Works	90	4,324

Healthcare Services - 4.0%

Laboratory Corp. (b)	92	4,938
Triad Hospitals Inc. (b)	109	4,276
		9,214

Household Products - 1.9%

Fortune Brands Inc.	56	4,330

Insurance - 10.3%

Jefferson-Pilot Corp.	85	4,828
MGIC Investment Corp. (l)	54	3,574
PartnerRe Ltd.	56	3,651
Protective Life Corp.	137	5,979
RenaissanceRe Holdings Ltd.	55	2,422
Willis Group Holdings Ltd.	83	3,077
		23,531

Leisure Time - 1.7%

Royal Caribbean Cruises Ltd. (l)	87	3,911

Manufacturing - 2.2%

Dover Corp.	127	5,134

Media - 7.3%

Belo Corp. (l)	183	3,922
Dex Media Inc.	272	7,371
Westwood One Inc.	329	5,364
		16,657

Oil & Gas - 1.2%

GlobalSantaFe Corp. (l)	57	2,720

Oil & Gas Services - 2.3%

Baker Hughes Inc.	45	2,705

BJ Services Co.	71	2,600
5,305

Packaging & Containers - 2.5%

Ball Corp.	98	3,881
Pactiv Corp. (b)	87	1,905
		5,786

Pipelines - 2.4%

Williams Cos. Inc.	238	5,508

Real Estate Investment Trusts - 1.9%

Health Care Property Investors Inc.	88	2,242
Trizec Properties Inc. (l)	96	2,205
		4,447

Retail - 5.4%

Brinker International Inc.	63	2,428
Dollar Tree Stores Inc. (b)	203	4,855
Foot Locker Inc.	113	2,661
Sears Holdings Corp. (b) (l)	21	2,456
		12,400

Savings & Loans - 1.6%

Hudson City Bancorp. Inc. (l)	295	3,571

Software - 1.7%

BEA Systems Inc. (b) (l)	410	3,853

Telecommunications - 3.6%

Alltel Corp.	50	3,150
Citizens Communications Co. (l)	414	5,057
		8,207

Telecommunications Equipment - 2.8%

Avaya Inc. (b)	611	6,514

Transportation - 3.7%

Laidlaw International Inc.	215	5,001
Norfolk Southern Corp.	80	3,577
		8,578

Total Common Stocks (cost $203,650)	220,007

Short Term Investments - 15.9%

Money Market Funds - 6.3%

JNL Money Market Fund, 4.13% (a) (n)	14,783	14,783

Securities Lending Collateral - 9.6%

Mellon GSL Delaware Business Trust Collateral Fund	21,963	21,963
Total Short Term Investments (cost $36,746)		36,746

Total Investments - 112.1% (cost $240,396)	256,753
Other Assets and Liabilities, Net - (12.1%)	(27,765)
Total Net Assets - 100%	$228,988

JNL/Lazard Small Cap Value Fund

Percentage of Total
Industry Sector	Investments (o)
Industrial	18.1%
Financial	17.9%
Consumer, Non-cyclical	17.5%
Consumer, Cyclical	12.1%
Communications	8.9%
Energy	8.2%
Technology	8.0%
Basic Materials	5.1%
Money Market Investment	2.7%
Utilities	1.5%
100.0%

Common Stocks - 97.7%

Advertising - 2.9%

Advo Inc.	78	$2,209
RH Donnelley Corp. (b) (l)	30	1,824
Ventiv Health Inc. (b)	72	1,691
		5,724

Aerospace & Defense - 1.6%

DRS Technologies Inc.	28	1,429
Esterline Technologies Corp. (b)	48	1,782
		3,211

Agriculture - 0.5%

Delta & Pine Land Co.	45	1,045

Airlines - 1.0%

AirTran Holdings Inc. (b) (l)	119	1,914

Auto Manufacturers - 0.7%

Wabash National Corp.	72	1,379

Banks - 7.4%

Bank of the Ozarks Inc.	37	1,365
Boston Private Financial Holdings Inc.	44	1,338
First Community Bancorp. Inc.	28	1,539
First Midwest Bancorp Inc.	36	1,245
MB Financial Inc.	57	2,014
Provident Bankshares Corp.	30	1,023
South Financial Group Inc.	69	1,903
Sterling Bancshares Inc.	93	1,431
Texas Regional Bancshares Inc. - Class A	68	1,933
United Bankshares Inc. (l)	26	928
		14,719

Building Materials - 0.8%

Texas Industries Inc.	32	1,570

Chemicals - 2.0%

Olin Corp.	75	1,472
PolyOne Corp. (b)	174	1,121
Westlake Chemical Corp.	49	1,406
		3,999

Commercial Services - 5.9%

Alderwoods Group Inc. (b)	84	1,339
Arbitron Inc.	43	1,645
BISYS Group Inc. (b)	99	1,391
Learning Tree International Inc. (b)	98	1,252
MPS Group Inc. (b)	93	1,271
United Rentals Inc. (b) (l)	79	1,855
Watson Wyatt Worldwide Inc.	63	1,769
Wright Express Corp. (b)	57	1,250
		11,772

Computers - 0.8%

Dot Hill Systems Corp. (b)	238	1,649

Cosmetics & Personal Care - 0.6%

Elizabeth Arden Inc. (b)	61	1,214

Distribution & Wholesale - 0.7%

WESCO International Inc. (b)	34	1,436

Diversified Financial Services - 1.7%

Financial Federal Corp.	32	1,401
Waddell & Reed Financial Inc. - Class A	96	2,019
		3,420

Diversified Machinery - 0.7%

Columbus McKinnon Corp. (b)	59	1,292

E - Commerce - 0.7%

Agile Software Corp. (b)	235	1,402

Electric - 1.0%

Cleco Corp.	97	2,014

Electronics - 4.6%

Benchmark Electronics Inc. (b)	68	2,277
Coherent Inc. (b)	58	1,713
FARO Technologies Inc. (b)	31	624
Photon Dynamics Inc. (b)	62	1,128
Rogers Corp. (b)	44	1,728
TTM Technologies Inc. (b)	178	1,672
		9,142

Engineering & Construction - 0.5%

Perini Corp. (b)	39	952

Entertainment - 1.0%

Alliance Gaming Corp. (b) (l)	151	1,962
Carmike Cinemas Inc.	3	84
		2,046

Environmental Control - 1.2%

Tetra Tech Inc. (b)	83	1,304
Waste Connections Inc. (b) (l)	29	992
		2,296

Food - 0.5%

Performance Food Group Co. (b) (l)	32	914

Gas - 0.5%

New Jersey Resources Corp.	22	913

Hand & Machine Tools - 1.5%

Kennametal Inc.	26	1,322
Regal-Beloit Corp.	45	1,589
		2,911

Healthcare Products - 4.7%

Advanced Medical Optics Inc. (b)	45	1,873
Candela Corp. (b)	78	1,132
Encore Medical Corp. (b)	107	531
Hanger Orthopedic Group Inc. (b)	157	898
PSS World Medical Inc. (b)	118	1,745
Symmetry Medical Inc. (b)	86	1,664
Syneron Medical Ltd. (b)	16	495
Wright Medical Group Inc. (b)	52	1,059
		9,397

Healthcare Services - 2.4%

Gentiva Health Services Inc. (b)	34	497
Kindred Healthcare Inc. (b)	69	1,767
LifePoint Hospitals Inc. (b)	67	2,494
		4,758

Home Builders - 0.7%

Levitt Corp. - Class A	61	1,380

Home Furnishings - 0.4%

Tempur-Pedic International Inc. (b) (l)	67	775

Household Products - 0.9%

Fossil Inc. (b)	82	1,755

Insurance - 4.4%

Arch Capital Group Ltd. (b)	26	1,429
Aspen Insurance Holdings Ltd.	71	1,685
Assured Guaranty Ltd.	68	1,719
Bristol West Holdings Inc.	88	1,682
Scottish Re Group Ltd. (l)	86	2,101
		8,616

Internet - 1.9%

Avocent Corp. (b)	64	1,748
Openwave Systems Inc. (b)	39	680
WebEx Communications Inc. (b)	65	1,395
		3,823

Iron & Steel - 1.6%

Cleveland-Cliffs Inc. (l)	12	1,036
Oregon Steel Mills Inc. (b)	37	1,080
Steel Dynamics Inc.	31	1,094
		3,210

Leisure Time - 0.8%

WMS Industries Inc. (b) (l)	64	1,616

Manufacturing - 1.1%

Acuity Brands Inc.	37	1,167
Matthews International Corp. - Class A	26	932
		2,099

Media - 0.2%

Journal Register Co.	22	326

Metal Fabrication & Hardware - 2.4%

Ladish Co. Inc. (b)	48	1,068
NS Group Inc. (b)	44	1,827
Quanex Corp.	12	615
RBC Bearings Inc. (b)	76	1,229
		4,739

Mining - 1.5%

RTI International Metals Inc. (b)	79	2,979

Office Furnishings - 0.9%

Knoll Inc.	104	1,771

Oil & Gas - 4.4%

Brigham Exploration Co. (b)	92	1,093
Denbury Resources Inc. (b)	44	993
Energy Partners Ltd. (b)	42	920
Forest Oil Corp. (b) (l)	23	1,044
Grey Wolf Inc. (b) (l)	152	1,173
Penn Virginia Corp.	12	700
Range Resources Corp.	39	1,035
Todco - Class A (b)	49	1,846
		8,804

Oil & Gas Services - 3.0%

Dresser-Rand Group Inc. (b)	86	2,067
Hercules Offshore Inc. (b)	21	594
Key Energy Services Inc. (b)	94	1,272
Oil States International Inc. (b)	29	919
Veritas DGC Inc. (b)	29	1,011
		5,863

Pharmaceuticals - 2.7%

BioScrip Inc. (b)	200	1,509
First Horizon Pharmaceutical Corp. (b) (l)	142	2,441
KV Pharmaceutical Co. - Class A (b)	69	1,419
		5,369

Pipelines - 0.8%

Kinder Morgan Management LLC (b)	34	1,562

Real Estate Investment Trusts - 3.3%

Alexandria Real Estate Equites Inc.	21	1,650
BioMed Realty Trust Inc.	40	978
Brandywine Realty Trust (l)	49	1,376
Cousins Properties Inc.	33	925
Lexington Corporate Properties Trust	47	1,003
Mills Corp.	15	642
		6,574

Retail - 5.9%

CBRL Group Inc.	38	1,332
CSK Auto Corp. (b)	76	1,146
Dick’s Sporting Goods Inc. (b) (l)	31	1,037
Finish Line - Class A	80	1,388
HOT Topic Inc. (b)	84	1,200
Petco Animal Supplies Inc. (b)	67	1,466
Rare Hospitality International Inc. (b)	48	1,459
Ruby Tuesday Inc.	58	1,504
Rush Enterprises Inc. - Class A (b)	4	65
Talbots Inc.	42	1,177
		11,774

Savings & Loans - 1.2%

Bankunited Financial Corp. - Class A (l)	86	2,296

Semiconductors - 5.8%

Actel Corp. (b)	112	1,421
ADE Corp. (b)	47	1,121
Brooks Automation Inc. (b)	72	900
ChipMOS Technologies Bermuda Ltd. (b) (l)	177	1,025
Exar Corp. (b)	129	1,616
Integrated Device Technology Inc. (b)	221	2,915
Microsemi Corp. (b)	41	1,137
Zoran Corp. (b)	85	1,375
		11,510

Software - 0.7%

Take-Two Interactive Software Inc. (b) (l)	77	1,359

Telecommunications Equipment - 2.4%

Applied Signal Technology Inc.	76	1,723
C-COR Inc. (b)	186	906
SafeNet Inc. (b) (l)	66	2,117
		4,746

Transportation - 4.0%

American Commercial Lines Inc. (b)	57	1,736
Genco Shipping & Trading Ltd.	39	685
HUB Group Inc. - Class A (b)	22	760
OMI Corp.	143	2,603
Pacer International Inc.	51	1,334
Swift Transportation Co. Inc. (b) (l)	42	860
		7,978

Wireless Telecommunications - 0.8%

Wireless Facilities Inc. (b)	325	1,658

Total Common Stocks (cost $180,082)	193,671

Short Term Investments - 12.0%

Money Market Funds - 2.7%

JNL Money Market Fund, 4.13% (a) (n)	5,287	5,287

Securities Lending Collateral - 9.3%

Mellon GSL Delaware Business Trust Collateral Fund	18,386	18,386
Total Short Term Investments (cost $23,673)		23,673

Total Investments - 109.7% (cost $203,755)	217,344
Other Assets and Liabilities, Net - (9.7%)	(19,290)
Total Net Assets - 100%	$198,054

JNL/Mellon Capital Management Bond Index Fund

Percentage of Total
Industry Sector	Investments (o)
Mortgage Securities	51.0%
Government	25.7%
Financial	9.8%
Communications	2.5%
Money Market Investment	2.7%
Consumer, Non-cyclical	2.0%
Utilities	1.4%
Industrial	1.2%
Asset Backed Securities	1.1%
Energy	1.0%
Consumer, Cyclical	0.8%
Basic Materials	0.4%
Technology	0.4%
100.0%

Corporate Bonds - 25.5%

Aerospace & Defense - 0.3%

Lockheed Martin Corp., 8.50%, 12/01/29	75	$102
Northrop Grumman Corp., 7.75%, 03/01/16 (j)	150	181
Raytheon Co.
6.15%, 11/01/08	89	92
5.375%, 04/01/13	100	101
United Technologies Corp.
6.35%, 03/01/11	75	80
6.70%, 08/01/28	50	58
		614

Agriculture - 0.2%

Archer-Daniels-Midland Co., 8.125%, 06/01/12	190	222
Bunge Ltd., 5.35%, 04/15/14	75	74
		296

Auto Manufacturers - 0.2%

DaimlerChrysler NA Holding Corp.

4.75%, 01/15/08	150	149
6.50%, 11/15/13 (j)	100	105
8.50%, 01/18/31 (j)	50	61
		315

Automobile Asset Backed Securities - 0.9%

AmeriCredit Automobile Receivables Trust
3.67%, 06/08/09	490	488
2.84%, 08/06/10	115	113
Capital One Auto Finance Trust, 3.18%, 09/15/10	250	246
Capital One Prime Auto Receivables Trust, 2.59%, 09/15/09	127	126
Household Automotive Trust
2.31%, 04/17/08	155	154
4.37%, 12/17/08	50	49
3.02%, 12/17/10	365	357
WFS Financial Owner Trust, 2.41%, 12/20/10	135	133
		1,666

Banks - 4.2%

Abbey National Plc, 7.95%, 10/26/29	100	130
Andina de Fomento Corp., 6.875%, 03/15/12	150	163
Asian Development Bank, 4.125%, 09/15/10	100	98
BAC Capital Trust V, 5.625%, 03/08/35 (j)	50	49
Bank of America Corp.
5.25%, 02/01/07	100	100
6.25%, 04/01/08	250	257
4.875%, 09/15/12	150	149
Bank One Corp., 2.625%, 06/30/08	250	237
Bank One NA, 5.50%, 03/26/07	150	151
Barclays Bank Plc, 6.86%, 09/29/49 (e)	50	56
BB&T Corp.
6.50%, 08/01/11	75	80
5.85%, 08/18/35	100	100
Bear Stearns Cos. Inc., 7.625%, 12/07/09	250	273
Citigroup Commercial Mortgage Trust, 5.25%, 04/15/40	250	251
European Investment Bank
4.625%, 03/01/07	500	500
3.125%, 10/15/07	250	244
3.875%, 08/15/08	250	246
4.625%, 05/15/14 (j)	150	151
Fifth Third Bank, 4.20%, 02/23/10	100	97
Fleet National Bank, 5.75%, 01/15/09	100	102
HSBC Holdings Plc
5.25%, 12/12/12	200	201
7.625%, 05/17/32	150	187
International Bank for Reconstruction & Development,
7.625%, 01/19/23 (j)	50	65
JPMorgan Chase Commercial Mortgage Securities Corp.,
4.74%, 09/12/37	250	246
KeyBank NA, 5.80%, 07/01/14 (j)	100	104
KFW International Finance, 4.75%, 01/24/07 (j)	250	250
Kreditanstalt fuer Wiederaufbau
3.50%, 03/14/08	250	244

4.125%, 10/15/14 (j)	150	145
Lehman Brothers Holdings Inc., 7.875%, 08/15/10	250	279
M&I Marshall & Ilsley Bank, 6.375%, 09/01/11	100	107
National Australia Bank Ltd., 8.60%, 05/19/10	150	171
National City Bank, 4.625%, 05/01/13	100	97
National Westminster Bank Plc, 7.375%, 10/01/09	250	271
NB Capital Trust, 7.83%, 12/15/26	75	80
Popular North America Inc., 4.25%, 04/01/08	100	98
Royal Bank of Scotland Group Plc, 5.00%, 10/01/14	100	99
SLM Corp., 5.375%, 05/15/14	200	202
Suntrust Bank, 6.375%, 04/01/11 (j)	200	212
US Bank NA, 6.375%, 08/01/11	100	107
Wachovia Bank NA
4.85%, 07/30/07	250	250
4.875%, 02/01/15	200	195
Wachovia Corp.
6.25%, 08/04/08	150	155
6.375%, 02/01/09 (j)	100	104
Wells Fargo & Co.
4.20%, 01/15/10	100	97
5.00%, 11/15/14	200	198
Wells Fargo Bank NA, 6.45%, 02/01/11	100	107
		7,705

Beverages - 0.2%

Anheuser-Busch Cos. Inc., 5.05%, 10/15/16	100	100
Coca-Cola Enterprises Inc., 7.125%, 08/01/17	100	116
Diageo Capital Plc, 4.375%, 05/03/10	50	49
Pepsi Bottling Group Inc., 7.00%, 03/01/29	75	90
		355

Biotechnology - 0.2%

Genentech Inc.
4.75%, 07/15/15	50	49
5.25%, 07/15/35	250	241
		290

Building Materials - 0.0%

Masco Corp., 5.875%, 07/15/12	75	76

Chemicals - 0.1%

Dow Chemical Co.
6.125%, 02/01/11	50	52
6.00%, 10/01/12	50	53
EI Du Pont de Nemours & Co., 4.75%, 11/15/12	100	98
Rohm & Haas Co., 7.85%, 07/15/29	50	64
		267

Commercial Mortgage Backed Securities - 3.7%

Banc of America Commercial Mortgage Inc.
4.05%, 11/10/38 (j)	500	478
5.12%, 07/11/43	150	150
Bear Stearns Commercial Mortgage Securities,
6.80%, 07/15/31	32	32
Chase Manhattan Bank-First Union National Bank,
7.44%, 08/15/31	50	54

Commercial Mortgage Acceptance Corp., 6.79%, 06/15/31	17	17
CS First Boston Mortgage Securities Corp., 6.91%, 09/15/41	6	6
DLJ Commercial Mortgage Corp.
6.46%, 03/10/32	50	52
6.88%, 06/10/32	30	30
6.93%, 11/10/33	70	72
First Union Commercial Mortgage Securities Inc.,
6.65%, 11/18/29	63	65
First Union National Bank Commercial Mortgage
7.18%, 12/15/31	21	22
7.39%, 12/15/31	105	113
First Union National Bank-Bank of America Commercial
Mortgage Trust, 6.14%, 03/15/33	301	313
First Union-Lehman Brothers-Bank of America,
6.56%, 11/18/35	226	233
GMAC Commercial Mortgage Securities Inc.,
6.42%, 05/15/35	97	100
Greenwich Capital Commercial Funding Corp.,
4.34%, 06/10/36	500	491
Heller Financial Commercial Mortgage Asset,
6.50%, 05/15/31	15	15
JPMorgan Chase Commercial Mortgage Securities Corp.
5.82%, 05/12/34	250	256
4.45%, 01/12/38	400	389
4.88%, 01/12/38	500	491
5.38%, 06/12/41 (g)	250	256
JPMorgan Commercial Mortgage Finance Corp.,
6.507%, 10/15/35 (g)	34	35
LB Commercial Conduit Mortgage Trust
6.48%, 02/18/30	184	188
6.41%, 06/15/31	70	70
6.78%, 06/15/31	223	234
LB-UBS Commercial Mortgage Trust
5.401%, 03/15/26	44	44
3.85%, 05/15/27 (g)	250	235
3.97%, 03/15/29	250	236
5.59%, 06/15/31	75	77
4.17%, 05/15/32	165	155
Merrill Lynch Mortgage Trust, 5.403%, 07/12/34	200	202
Morgan Stanley Capital I
6.52%, 03/15/30	45	46
4.80%, 01/13/41 (g)	250	244
Morgan Stanley Dean Witter Capital I, 7.57%, 11/15/36	100	108
Mortgage Capital Funding Inc., 7.29%, 07/20/27	2	2
Salomon Brothers Mortgage Securities VII, 6.17%, 02/13/10	100	102
Wachovia Bank Commercial Mortgage Trust
4.44%, 11/15/34	200	196
5.215%, 01/15/41 (g)	100	100
5.23%, 07/15/41 (g)	250	253
4.90%, 10/15/41	500	486
		6,648

Commercial Services - 0.1%

Cendant Corp.
6.25%, 01/15/08	200	204
7.375%, 01/15/13	50	56
		260

Computers - 0.4%

Hewlett-Packard Co., 6.50%, 07/01/12	250	270
International Business Machines Corp.
5.375%, 02/01/09	300	305
6.50%, 01/15/28 (j)	200	226
		801

Cosmetics & Personal Care - 0.1%

Procter & Gamble Co., 4.95%, 08/15/14	150	150

Credit Card Asset Backed Security - 0.3%

Capital One Multi-Asset Execution Trust, 4.05%, 03/15/13	250	242
Fleet Credit Card Master Trust II, 5.60%, 12/15/08	250	251
		493

Diversified Financial Services - 4.6%

American General Finance Corp., 4.625%, 09/01/10	150	147
Associates Corp., 6.25%, 11/01/08	300	311
Bear Stearns Cos. Inc., 2.875%, 07/02/08	250	238
Boeing Capital Corp., 5.80%, 01/15/13	125	131
Capital One Bank, 4.875%, 05/15/08	150	149
Caterpillar Financial Services Corp., 4.75%, 02/17/15	100	98
CIT Group Inc.
7.375%, 04/02/07	250	257
7.75%, 04/02/12	100	113
Citigroup Inc.
3.50%, 02/01/08	500	487
6.00%, 02/21/12	100	105
6.00%, 10/31/33 (j)	50	52
Countrywide Home Loans Inc., 4.25%, 12/19/07	250	247
Credit Suisse First Boston USA Inc.
6.125%, 11/15/11	100	105
7.125%, 07/15/32	100	121
Ford Motor Credit Co.
7.20%, 06/15/07	100	95
6.625%, 06/16/08	100	91
5.80%, 01/12/09	100	87
7.25%, 10/25/11	75	65
General Electric Capital Corp.
3.50%, 05/01/08	450	437
3.125%, 04/01/09 (j)	150	142
5.45%, 01/15/13	500	512
6.75%, 03/15/32	100	117
Goldman Sachs Group Inc.
6.65%, 05/15/09	250	263
7.35%, 10/01/09	350	377
5.25%, 04/01/13	100	100
5.125%, 01/15/15 (j)	200	198

JPMorgan Chase & Co.
6.625%, 03/15/12	100	108
5.75%, 01/02/13	100	103
JPMorgan Chase Capital XV, 5.875%, 03/15/35	75	75
Lehman Brothers Holdings Inc.
4.00%, 01/22/08	250	246
6.625%, 01/18/12	100	108
MBNA Corp., 7.50%, 03/15/12	100	113
Merrill Lynch & Co. Inc.
4.125%, 09/10/09	250	243
5.00%, 01/15/15 (j)	200	197
Morgan Stanley
5.80%, 04/01/07	100	101
6.75%, 04/15/11	300	323
7.25%, 04/01/32	25	30
National Rural Utilities Cooperative Finance Corp.,
5.75%, 08/28/09	200	205
Pitney Bowes Credit Corp., 5.75%, 08/15/08	300	306
Residential Capital Corp., 6.375%, 06/30/10 (e)	50	51
SLM Corp.
5.00%, 10/01/13	50	49
5.05%, 11/14/14	250	247
Textron Financial Corp., 6.00%, 11/20/09	250	259
Toyota Motor Credit Corp., 2.875%, 08/01/08	100	95
Unilever Capital Corp., 7.125%, 11/01/10	100	109
Wells Fargo Financial Inc., 5.50%, 08/01/12	250	257
		8,270

Electric - 1.3%

Alabama Power Co., 5.875%, 12/01/22	100	105
American Electric Power Co. Inc., 5.375%, 03/15/10	100	101
Consolidated Edison Co., 5.30%, 03/01/35	250	241
Constellation Energy Group Inc., 7.00%, 04/01/12 (j)	100	109
Consumers Energy Co., 5.50%, 08/15/16	25	25
Dominion Resources Inc., 7.195%, 09/15/14	50	56
Duke Energy Corp., 5.625%, 11/30/12	150	154
Exelon Generation Co. LLC, 5.35%, 01/15/14 (j)	150	150
FirstEnergy Corp.
6.45%, 11/15/11	125	132
7.375%, 11/15/31	25	29
Hydro Quebec, 7.50%, 04/01/16	100	120
Midamerican Energy Co., 6.75%, 12/30/31	50	57
Midamerican Energy Holdings Co., 5.875%, 10/01/12	100	103
Nisource Finance Corp., 5.40%, 07/15/14	75	75
Northern States Power, 8.00%, 08/28/12	100	117
Pacific Gas & Electric Co., 6.05%, 03/01/34	100	103
PPL Electric Utilities Corp., 6.25%, 08/15/09	100	104
Progress Energy Inc., 7.75%, 03/01/31	50	60
PSEG Power LLC, 8.625%, 04/15/31	75	99
SCANA Corp., 6.875%, 05/15/11	75	81
Scottish Power Plc, 5.375%, 03/15/15 (j)	50	50
Southern California Edison Co., 6.00%, 01/15/34	75	79

TXU Electric Delivery Co., 6.375%, 01/15/15	150	159
TXU Energy Co. LLC, 7.00%, 03/15/13	25	27
		2,336

Electrical Components & Equipment - 0.1%

Emerson Electric Co., 5.00%, 12/15/14	100	100

Electronics - 0.1%

Thermo Electron Corp., 5.00%, 06/01/15	200	195

Environmental Control - 0.1%

Waste Management Inc., 7.375%, 08/01/10 (j)	100	109

Food - 0.8%

ConAgra Foods Inc., 7.875%, 09/15/10	200	220
Corn Products International Inc., 8.25%, 07/15/07 (j)	100	104
General Mills Inc., 6.00%, 02/15/12	100	105
Grand Metropolitan Investment Corp., 8.00%, 09/15/22	100	126
Kellogg Co., 2.875%, 06/01/08	250	238
Kraft Foods Inc., 6.50%, 11/01/31	100	110
Kroger Co., 5.50%, 02/01/13 (j)	100	99
Nabisco Inc., 7.05%, 07/15/07	200	206
Safeway Inc., 5.80%, 08/15/12 (j) (l)	100	101
Sara Lee Corp., 6.25%, 09/15/11	75	77
Tyson Foods Inc., 8.25%, 10/01/11	100	113
		1,499

Forest Products & Paper - 0.1%

International Paper Co., 6.75%, 09/01/11	100	106
Weyerhaeuser Co., 7.375%, 03/15/32	100	112
		218

Gas - 0.3%

Praxair Inc., 3.95%, 06/01/13	100	94
Sempra Energy
4.75%, 05/15/09	200	197
6.00%, 02/01/13	250	258
		549

Healthcare Products - 0.0%

Barclays Bank Plc, 4.625%, 03/15/15	75	72

Healthcare Services - 0.1%

WellPoint Inc.
4.25%, 12/15/09	50	49
6.80%, 08/01/12	100	109
		158

Holding Companies - Diversified - 0.1%

Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	250	244

Home Builders - 0.1%

Pulte Homes Inc., 5.25%, 01/15/14	150	143
Toll Brothers Inc., 4.95%, 03/15/14 (j)	50	46
		189

Household Products - 0.1%

Kimberly-Clark Corp., 5.625%, 02/15/12	250	261

Insurance - 0.7%

Aegon NV, 4.75%, 06/01/13	150	146
Allstate Corp.
6.125%, 02/15/12	75	79
5.35%, 06/01/33	75	71
American International Group Inc., 4.25%, 05/15/13	100	95
Assurant Inc., 6.75%, 02/15/34	100	109
Chubb Corp., 5.20%, 04/01/13	100	100
Cincinnati Financial Corp., 6.125%, 11/01/34	100	103
Hartford Life Inc., 7.65%, 06/15/27	75	93
Marsh & McLennan Cos. Inc.
3.625%, 02/15/08	100	97
5.75%, 09/15/15	100	101
Metlife Inc.
5.00%, 11/24/13	100	99
5.70%, 06/15/35	100	100
Principal Life Income Funding Trusts, 5.10%, 04/15/14	150	150
		1,343

Lodging - 0.1%

Harrah’s Operating Co. Inc., 5.50%, 07/01/10	100	100

Manufacturing - 0.2%

General Electric Capital Corp., 5.00%, 02/01/13 (j)	100	100
Honeywell International Inc., 6.125%, 11/01/11	100	106
Tyco International Group SA
6.125%, 01/15/09	150	153
6.375%, 10/15/11	50	52
		411

Media - 0.7%

CBS Corp., 7.875%, 07/30/30	125	143
Clear Channel Communications Inc., 7.65%, 09/15/10 (j)	100	107
Comcast Cable Communications Holdings Inc.
8.375%, 03/15/13	250	289
9.455%, 11/15/22	100	131
Comcast Corp., 6.50%, 01/15/15	50	53
COX Communications Inc., 4.625%, 01/15/10	100	97
Historic TW Inc., 6.625%, 05/15/29	100	100
News America Inc.
5.30%, 12/15/14	75	74
6.20%, 12/15/34	50	50
RR Donnelley & Sons Co., 5.50%, 05/15/15	50	48
Time Warner Inc., 7.625%, 04/15/31	150	167
Walt Disney Co., 7.00%, 03/01/32	50	57
		1,316

Mining - 0.2%

Alcan Inc.
4.875%, 09/15/12	50	49
6.125%, 12/15/33	25	26
Alcoa Inc., 5.375%, 01/15/13	50	51

BHP Billiton Ltd., 4.80%, 04/15/13	100	99
Newmont Mining Corp., 5.875%, 04/01/35 (j)	50	49
		274

Oil & Gas - 0.9%

Alberta Energy Co. Ltd., 7.375%, 11/01/31	100	123
Amerada Hess Corp.
6.65%, 08/15/11	25	27
7.30%, 08/15/31	35	41
Anadarko Petroleum Corp., 3.25%, 05/01/08	250	241
Burlington Resources Finance Co., 7.20%, 08/15/31	100	124
Conoco Funding Co., 7.25%, 10/15/31	75	93
ConocoPhillips, 6.65%, 07/15/18	75	85
Devon Financing Corp. ULC, 7.875%, 09/30/31	100	127
Enterprise Products Operating LP
4.95%, 06/01/10	25	25
5.60%, 10/15/14	25	25
6.875%, 03/01/33	25	26
Marathon Oil Corp., 6.125%, 03/15/12	200	212
Nexen Inc., 5.875%, 03/10/35	50	49
Occidental Petroleum Corp., 6.75%, 01/15/12 (j)	50	55
Pemex Project Funding Master Trust
7.875%, 02/01/09	100	107
8.625%, 02/01/22	75	92
Petro-Canada, 7.00%, 11/15/28 (j)	75	85
Suncor Energy Inc., 5.95%, 12/01/34 (j)	100	106
XTO Energy Inc., 4.90%, 02/01/14	75	73
		1,716

Other Asset Backed Securities - 0.0%

PP&L Transition Bond Co. LLC, 7.05%, 06/25/09	53	54

Packaging & Containers - 0.1%

RR Donnelley & Sons Co., 4.95%, 04/01/14	200	187

Pharmaceuticals - 0.2%

Pharmacia Corp., 6.60%, 12/01/28	50	58
Schering-Plough Corp., 6.75%, 12/01/33	50	57
Wyeth
5.50%, 03/15/13	100	101
6.45%, 02/01/24 (j)	100	108
		324

Pipelines - 0.1%

CenterPoint Energy Resources Corp., 7.875%, 04/01/13	50	57
Consolidated Natural Gas Co., 6.80%, 12/15/27	50	55
Kinder Morgan Energy Partners LP, 5.00%, 12/15/13	75	73
		185

Real Estate - 0.1%

EOP Operating LP, 4.75%, 03/15/14 (j)	175	165
ERP Operating LP, 5.25%, 09/15/14	50	50
		215

Real Estate Investment Trusts - 0.3%

Boston Properties LP, 6.25%, 01/15/13	150	157

Camden Property Trust, 5.00%, 06/15/15	100	96
Simon Property Group LP, 7.125%, 02/09/09	200	211
		464

Retail - 0.5%

Federated Department Stores Inc., 6.90%, 04/01/29	100	109
May Department Stores Co., 4.80%, 07/15/09 (j)	150	148
Target Corp., 7.00%, 07/15/31	100	121
Wal-Mart Stores Inc.
4.55%, 05/01/13	100	97
7.55%, 02/15/30	300	383
Yum! Brands Inc., 8.875%, 04/15/11	50	57
		915

Savings & Loans - 0.2%

Washington Mutual Inc.
4.625%, 04/01/14	100	94
5.125%, 01/15/15 (j)	200	195
		289

Telecommunications - 1.5%

Alltel Corp., 7.875%, 07/01/32	50	62
AT&T Inc.
5.875%, 02/01/12	100	103
6.15%, 09/15/34 (j)	50	50
BellSouth Capital Funding, 7.875%, 02/15/30	100	121
BellSouth Corp., 5.20%, 09/15/14	100	99
British Telecommunications Plc,
(Step-Up Bond), 8.375%, 12/15/10 (d)	250	285
Deutsche Telekom International Finance BV,
8.00%, 06/15/10	400	454
GTE Corp., 6.94%, 04/15/28	50	54
Southwestern Bell Telephone, 7.00%, 07/01/15	100	110
Sprint Capital Corp.
6.00%, 01/15/07	150	151
8.375%, 03/15/12	100	116
6.875%, 11/15/28	100	109
8.75%, 03/15/32	100	133
Telecom Italia Capital SA
4.95%, 09/30/14	100	96
6.375%, 11/15/33	50	51
6.00%, 09/30/34	100	96
Telefonica Europe BV, 8.25%, 09/15/30	100	124
TELUS Corp., 7.50%, 06/01/07	125	129
Verizon Global Funding Corp.
7.25%, 12/01/10	250	271
7.75%, 12/01/30	50	59
5.85%, 09/15/35	100	96
		2,769

Tobacco - 0.0%

Altria Group Inc., 7.75%, 01/15/27 (j)	75	89

Transportation - 0.5%

Burlington Northern Santa Fe Corp., 5.90%, 07/01/12	150	157

CSX Corp.
6.75%, 03/15/11	50	54
6.30%, 03/15/12	250	266
Norfolk Southern Corp., 7.25%, 02/15/31	75	91
Union Pacific Corp.
6.625%, 02/01/08	250	258
6.625%, 02/01/29	25	28
		854

Wireless Telecommunications - 0.5%

Cingular Wireless Services Inc.
7.50%, 05/01/07	250	258
8.75%, 03/01/31	108	143
Motorola Inc., 7.625%, 11/15/10	274	305
Vodafone Group Plc, 5.00%, 12/16/13 (j)	150	147
		853

Total Corporate Bonds (cost $47,032)	46,493

Government Securities - 79.8%

Banks - 0.2%

Kreditanstalt fuer Wiederaufbau, 3.25%, 03/30/09	350	336

Sovereign - 2.7%

Financement Quebec, 5.00%, 10/25/12	100	101
Inter-American Development Bank, 7.375%, 01/15/10	100	110
Province of Nova Scotia Canada, 5.75%, 02/27/12	100	105
Province of Ontario, 3.625%, 10/21/09	150	144
Province of Quebec Canada
5.75%, 02/15/09	125	129
4.60%, 05/26/15	250	244
7.50%, 07/15/23	100	127
Republic of Chile, 5.50%, 01/15/13	100	102
Republic of Italy
4.00%, 06/16/08	250	246
4.375%, 06/15/13	100	98
6.875%, 09/27/23	200	239
5.375%, 06/15/33	100	102
Republic of Korea, 8.875%, 04/15/08	300	329
State of Israel, 4.625%, 06/15/13	75	73
Svensk Exportkredit AB, 4.00%, 06/15/10	200	195
United Mexican States
4.625%, 10/08/08	200	198
6.375%, 01/16/13	150	158
6.625%, 03/03/15	250	273
7.50%, 04/08/33	250	295
		3,268

U.S. Government Agencies - 52.0%

Federal Home Loan Bank
3.625%, 06/20/07	1,400	1,378
3.375%, 09/14/07	1,075	1,052
3.625%, 01/15/08	300	294

4.00%, 03/10/08                                             150148Federal Home Loan Mortgage Corp.

5.00%, TBA (c)	3,119	3,031

5.50%, TBA (c)                                              1,5851,5756.00%, TBA (c)1,9001,9193.00%, 09/29/06200197

2.375%, 02/15/07 (l)	600	585
2.875%, 05/15/07	1,200	1,170
3.30%, 09/14/07	100	98

3.25%, 11/02/07                                             1501464.375%, 11/16/07200199

4.50%, 08/04/08	200	198
4.625%, 12/19/08	900	898
4.25%, 07/15/09	50	49
4.125%, 09/01/09	100	98
4.125%, 11/18/09	300	294
4.375%, 01/25/10	200	197
4.375%, 03/01/10	300	295
4.50%, 07/06/10	200	196
4.125%, 07/12/10	800	780
4.125%, 02/24/11	500	483
5.50%, 09/15/11	500	518
5.75%, 05/15/12	325	342
5.125%, 07/15/12	428	436
4.625%, 05/28/13	75	72
6.50%, 06/01/14	160	165

5.25%, 06/18/14                                             1,2901,3307.00%, 08/01/152728

7.00%, 11/01/15	1	1
7.00%, 11/01/16	102	106
6.00%, 12/01/16	76	78
4.50%, 01/01/18	67	66
5.50%, 04/01/18	43	43
6.00%, 02/01/19	496	506
4.00%, 05/01/19	63	60
5.00%, 07/01/19	146	145
4.00%, 09/01/20	900	858
4.50%, 09/01/20	1,800	1,752
5.00%, 10/01/20	2,100	2,079
5.50%, 12/01/20	1,800	1,811
6.50%, 07/01/28	199	204
6.50%, 12/01/28	104	107

6.50%, 05/01/29                                             38396.75%, 09/15/296074

6.50%, 03/01/31	42	43
7.00%, 06/01/31	24	25
7.50%, 11/01/31	251	264
7.50%, 04/01/32	383	402

6.25%, 07/15/32                                             1001195.50%, 04/01/33519516

6.00%, 04/01/33	11	11

4.50%, 10/01/33	9	9
6.50%, 12/01/34	848	869
6.50%, 06/01/35	22	23
6.50%, 07/01/35	36	37
5.00%, 11/01/35	5,097	4,935
5.50%, 11/01/35	1,022	1,013
4.50%, 12/01/35	400	376

5.50%, 12/01/35                                             3,2543,2256.00%, 12/01/351,9001,919

Federal National Mortgage Association
5.00%, TBA (c)	4,682	4,567

5.50%, TBA (c)                                              5,0024,9544.25%, 07/15/071,000993

4.25%, 09/15/07	295	293
3.65%, 11/30/07	200	196
3.25%, 01/15/08	330	321
6.00%, 05/15/08	1,500	1,542
2.50%, 06/15/08 (l)	355	337
3.875%, 07/15/08	550	539
4.50%, 08/04/08	300	298
3.25%, 02/15/09	350	335
4.25%, 05/15/09	150	148
6.625%, 09/15/09 (l)	520	553
4.125%, 05/15/10	645	630
4.625%, 06/01/10	200	197
6.00%, 05/15/11	700	740
4.625%, 10/15/14	550	544
4.375%, 10/15/15	390	376
6.50%, 02/01/16	13	14
6.00%, 06/01/16	136	139
6.50%, 09/01/16	23	24
6.50%, 10/01/16	44	45
6.50%, 12/01/16	2	2
5.50%, 03/01/17	47	47
5.00%, 10/01/17	66	65
4.00%, 10/01/18	151	145
4.50%, 01/01/20	500	486
5.50%, 05/01/20	1,200	1,208
4.50%, 07/01/20	3,501	3,406
5.00%, 11/01/20	3,900	3,858
6.00%, 12/01/20	400	409
6.25%, 05/15/29 (l)	225	265
7.25%, 05/15/30	260	344
6.625%, 11/15/30	160	197
7.00%, 02/01/31	132	138
5.50%, 01/01/32	324	322
6.50%, 07/01/32	111	114
6.00%, 02/01/33	290	293
4.50%, 11/01/33	586	554
5.00%, 06/01/34	258	250
5.50%, 07/01/34	1,328	1,316

6.50%, 07/01/34	961	986
6.00%, 08/01/34	895	903
5.50%, 02/01/35	5,556	5,507
6.50%, 04/01/35	800	821
5.50%, 08/01/35	1,970	1,951
4.50%, 10/01/35	497	468
5.00%, 11/01/35	2,198	2,130
5.00%, 11/01/35	4,844	4,694
7.00%, 01/01/36	1,000	1,043
Government National Mortgage Association
8.00%, 04/15/30	42	44
8.50%, 06/15/30	22	23
8.50%, 12/15/30	2	2
6.50%, 01/15/32	172	180
6.50%, 01/24/32	300	313
6.00%, 10/15/32	162	166
6.00%, 01/15/33	435	445
5.50%, 07/15/33	523	527
5.00%, 01/01/34	1,300	1,282
5.50%, 01/01/34	2,000	2,011
6.00%, 07/15/34	131	133
6.00%, 08/15/34	567	580
6.00%, 05/15/35	230	234
		95,533

U.S. Treasury Securities - 24.7%

U.S. Treasury Bond
10.375%, 11/15/12	240	265
12.00%, 08/15/13 (l)	250	297
11.25%, 02/15/15	495	745
7.25%, 05/15/16 (l)	270	332
8.75%, 05/15/17 (l)	715	982
8.875%, 02/15/19 (l)	645	917
8.50%, 02/15/20 (l)	100	140
8.75%, 05/15/20	180	258
8.00%, 11/15/21	1,610	2,218
7.125%, 02/15/23	735	951
6.25%, 08/15/23	1,050	1,254
6.875%, 08/15/25	190	245
6.75%, 08/15/26	200	256
6.50%, 11/15/26 (l)	360	450
6.375%, 08/15/27 (l)	280	347
6.125%, 11/15/27	300	362
5.25%, 02/15/29 (l)	715	780
6.25%, 05/15/30 (l)	650	807
U.S. Treasury Note
3.125%, 01/31/07	240	237
6.25%, 02/15/07 (f)	1,250	1,274
3.75%, 03/31/07	420	416
4.375%, 05/15/07 (f)	630	629
3.625%, 06/30/07	2,200	2,175
3.25%, 08/15/07	320	314

3.00%, 11/15/07 (f)	2,300	2,243
3.375%, 02/15/08 (f)	1,000	979
5.50%, 02/15/08 (f)	1,100	1,125
3.75%, 05/15/08	500	493
5.625%, 05/15/08	500	514
4.125%, 08/15/08	510	507
3.375%, 11/15/08 (f)	980	954
3.375%, 12/15/08 (f)	1,050	1,021
3.25%, 01/15/09 (f)	1,510	1,462
2.625%, 03/15/09 (f)	2,260	2,142
5.50%, 05/15/09	310	321
3.625%, 07/15/09	230	224
3.50%, 08/15/09 (f)	1,650	1,602
6.00%, 08/15/09	500	527
3.375%, 10/15/09 (l)	1,480	1,429
6.50%, 02/15/10 (l)	670	723
3.875%, 07/15/10 (f)	1,020	1,000
4.125%, 08/15/10	120	119
5.00%, 02/15/11 (l)	320	330
4.875%, 02/15/12 (f)	3,355	3,445
4.375%, 08/15/12	95	95
3.875%, 02/15/13	50	48
3.625%, 05/15/13 (f)	600	572
4.25%, 08/15/13	250	248
4.75%, 05/15/14 (f)	690	707
4.25%, 08/15/14 (l)	465	460
4.25%, 11/15/14 (f)	1,070	1,058
4.00%, 02/15/15	510	494
4.125%, 05/15/15 (f)	600	587
4.25%, 08/15/15 (f)	1,550	1,530
4.50%, 11/15/15 (f)	1,100	1,109
		44,719

Total Government Securities (cost $144,160)	143,856

Municipals - 0.2%

New Jersey State Turnpike Authority, 4.252%, 01/01/16	100	95
State of Illinois, 5.10%, 06/01/33	200	197

Total Municipals (cost $279)	292

Short Term Investments - 7.4%

Commercial Paper - 1.4%

Spintab AB, 4.24%, 01/18/06 (f)	2,600	2,594

Money Market Funds - 2.7%

JNL Money Market Fund, 4.13% (a) (n)	4,793	4,793

Securities Lending Collateral - 3.3%

Mellon GSL Delaware Business Trust Collateral Fund (n)	5,960	5,960

Total Short Term Investments (cost $13,347)	13,347

Total Investments - 112.9% (cost $204,818)	203,988
Other Assets and Liabilities, Net - (12.9%)	(23,299)
Total Net Assets - 100%	$180,689

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Non-cyclical	21.1%
Financial	20.4%
Technology	12.2%
Industrial	10.1%
Communications	9.3%
Consumer, Cyclical	9.2%
Energy	8.8%
Basic Materials	3.8%
Money Market Investment	2.7%
Utilities	2.2%
Government	0.2%
100.0%

Common Stocks - 97.2%

Aerospace & Defense - 2.0%

Boeing Co.	2	$155
Goodrich Corp.	5	206
Lockheed Martin Corp.	6	397
Northrop Grumman Corp.	2	102
Raytheon Co.	9	367
		1,227

Airlines - 0.1%

Southwest Airlines Co.	3	57

Apparel - 1.2%

Coach Inc. (b)	12	383
Nike Inc. - Class B	5	408
Reebok International Ltd.	-	17
		808

Auto Manufacturers - 0.4%

Navistar International Corp. (b)	8	226

Auto Parts & Equipment - 0.0%

Cooper Tire & Rubber Co.	-	5

Banks - 6.6%

Bank of America Corp.	28	1,302
Comerica Inc.	3	165
Compass Bancshares Inc.	6	304
Fifth Third Bancorp.	6	233
KeyCorp	5	151

SunTrust Banks Inc.	6	400
Synovus Financial Corp.	11	308
US Bancorp.	9	254
Wachovia Corp.	9	488
Wells Fargo & Co.	8	500
		4,105

Beverages - 2.3%

Brown-Forman Corp. - Class B	1	94
Coca-Cola Co.	19	748
Pepsi Bottling Group Inc.	5	134
PepsiCo Inc.	8	460
		1,436

Biotechnology - 1.2%

Amgen Inc. (b)	7	518
Biogen Idec Inc. (b)	2	82
Chiron Corp. (b)	1	33
Genzyme Corp. (b)	1	87
Medimmune Inc. (b)	1	46
		766

Building Materials - 0.1%

Vulcan Materials Co.	1	34

Chemicals - 2.8%

Ashland Inc.	-	17
Dow Chemical Co.	12	509
E.I. du Pont de Nemours & Co. (l)	7	292
Eastman Chemical Co.	3	134
Engelhard Corp.	1	15
International Flavors & Fragrances Inc.	-	13
PPG Industries Inc.	5	272
Rohm & Haas Co.	8	392
Sherwin-Williams Co.	2	73
Sigma-Aldrich Corp.	-	25
		1,742

Commercial Services - 0.5%

CCE Spinco Inc. (b)	-	1
Cendant Corp.	6	96
Equifax Inc.	1	23
H&R Block Inc.	2	44
Paychex Inc.	3	95
RR Donnelley & Sons Co.	1	40
		299

Computers - 4.8%

Apple Computer Inc. (b)	9	664
Dell Inc. (b)	20	592
Electronic Data Systems Corp.	2	46
EMC Corp. (b)	6	76
Hewlett-Packard Co.	7	207
International Business Machines Corp.	12	995
NCR Corp. (b)	11	370
Network Appliance Inc. (b)	2	53

3,003

Cosmetics & Personal Care - 2.4%

Alberto-Culver Co. - Class B	6	288
Avon Products Inc.	5	135
Colgate-Palmolive Co.	3	170
Proctor & Gamble Co.	16	912
		1,505

Data Processing - 0.2%

Fiserv Inc. (b)	3	130

Diversified Financial Services - 8.2%

American Express Co.	5	265
Ameriprise Financial Inc.	1	42
CIT Group Inc.	7	373
Citigroup Inc.	30	1,463
Countrywide Financial Corp.	5	174
Fannie Mae	5	249
Goldman Sachs Group Inc.	5	630
JPMorgan Chase & Co.	10	410
Lehman Brothers Holdings Inc.	2	205
MBNA Corp.	3	92
Merrill Lynch & Co. Inc.	9	608
Morgan Stanley	11	621
		5,132

Diversified Machinery - 0.0%

Cummins Inc.	-	27

Electric - 2.2%

Allegheny Energy Inc. (b)	1	25
Ameren Corp. (l)	6	313
Centerpoint Energy Inc.	1	17
CMS Energy Corp. (b)	1	19
Constellation Energy Group Inc.	5	305
Duke Energy Corp. (l)	4	99
Edison International Inc.	2	74
Exelon Corp.	3	149
PG&E Corp. (l)	2	67
Southern Co. (l)	6	191
TXU Corp.	2	110
		1,369

Electronics - 0.6%

PerkinElmer Inc.	5	120
Sanmina-SCI Corp. (b)	22	92
Solectron Corp. (b)	16	59
Thermo Electron Corp. (b)	3	84
		355

Environmental Control - 0.2%

Allied Waste Industries Inc. (b) (l)	2	13
Waste Management Inc.	3	91
		104

Food - 1.3%

General Mills Inc.	3	143
Kellogg Co.	8	363
McCormick & Co. Inc.	10	294
		800

Forest Products & Paper - 0.3%

International Paper Co.	3	91
MeadWestvaco Corp.	1	28
Plum Creek Timber Co. Inc.	1	35
Temple-Inland Inc.	1	25
		179

Healthcare Products - 4.0%

Bausch & Lomb Inc.	3	170
Becton Dickinson & Co.	3	162
Biomet Inc.	3	95
Guidant Corp.	4	285
Johnson & Johnson	18	1,067
Medtronic Inc.	1	71
Stryker Corp.	6	262
Zimmer Holdings Inc. (b) (l)	6	371
		2,483

Healthcare Services - 2.4%

Aetna Inc.	2	148
Health Management Associates Inc.	3	55
Humana Inc. (b)	1	43
Manor Care Inc.	6	231
Quest Diagnostics Inc.	7	345
Tenet Healthcare Corp. (b)	2	18
UnitedHealth Group Inc.	7	416
WellPoint Inc. (b)	3	258
		1,514

Home Builders - 0.7%

KB Home	5	342
Pulte Homes Inc.	2	67
		409

Household Products - 0.7%

Kimberly-Clark Corp.	8	465

Insurance - 4.8%

ACE Ltd.	2	80
Aflac Inc.	3	126
Allstate Corp.	4	190
AMBAC Financial Group Inc.	1	39
American International Group Inc.	16	1,077
Cigna Corp.	1	67
Cincinnati Financial Corp.	1	34
Hartford Financial Services Group Inc.	2	137
Jefferson-Pilot Corp.	1	40
Lincoln National Corp.	1	42
Loews Corp.	1	86
Marsh & McLennan Cos. Inc.	3	90
MBIA Inc.	2	132

Metlife Inc.	4	191
MGIC Investment Corp.	-	26
Progressive Corp.	1	128
Prudential Financial Inc.	3	188
Safeco Corp.	2	130
Torchmark Corp.	1	28
XL Capital Ltd. - Class A	2	135
		2,966

Internet - 0.1%

Symantec Corp. (b)	2	37
Yahoo! Inc. (b) (l)	1	20
		57

Iron & Steel - 0.1%

Nucor Corp.	1	60
United States Steel Corp. (l)	-	19
		79

Leisure Time - 0.9%

Brunswick Corp.	5	211
Harley-Davidson Inc. (l)	4	221
Sabre Holdings Corp.	5	118
		550

Lodging - 1.2%

Hilton Hotels Corp.	14	338
Starwood Hotels & Resorts Worldwide Inc.	6	402
		740

Manufacturing - 5.7%

3M Corp.	4	325
Dover Corp.	6	239
Eaton Corp.	3	174
General Electric Corp.	49	1,719
Honeywell Inernational Inc.	3	119
Ingersoll-Rand Co. Ltd. - Class A	9	382
Leggett & Platt Inc.	8	191
Parker Hannifin Corp.	5	350
Tyco International Ltd.	1	41
		3,540

Media - 4.0%

Clear Channel Communications Inc.	-	11
Comcast Corp. - Class A (b)	22	569
Meredith Corp. (l)	5	262
News Corp. Inc.	25	390
Time Warner Inc.	21	372
Viacom Inc. - Class B (b)	17	566
Walt Disney Co.	15	349
		2,519

Mining - 0.6%

Alcoa Inc.	5	134
Freeport-McMoRan Copper & Gold Inc.	1	43
Newmont Mining Corp.	2	120
Phelps Dodge Corp.	1	72
		369

Office & Business Equipment - 0.1%

Pitney Bowes Inc.	1	51

Office Furnishings - 0.0%

Avery Dennison Corp.	1	28

Oil & Gas - 8.4%

Amerada Hess Corp.	-	51
Apache Corp.	2	111
Burlington Resources Inc.	2	129
Chevron Corp.	13	760
ConocoPhillips	11	619
Exxon Mobil Corp.	36	1,995
Marathon Oil Corp.	-	4
Nabors Industries Ltd. (b)	5	371
Noble Corp.	4	303
Occidental Petroleum Corp.	2	128
Rowan Cos Inc.	8	299
Transocean Inc. (b)	6	446
Valero Energy Corp.	-	21
		5,237

Oil & Gas Services - 0.3%

Halliburton Co.	3	160

Packaging & Containers - 0.0%

Ball Corp.	1	24

Pharmaceuticals - 4.6%

Abbott Laboratories	5	206
Allergan Inc.	-	22
Eli Lilly & Co.	7	374
Gilead Sciences Inc. (b)	3	132
Merck & Co. Inc.	12	369
Pfizer Inc.	40	940
Schering-Plough Corp.	24	490
Wyeth	7	322
		2,855

Pipelines - 0.2%

El Paso Corp. (l)	3	38
Williams Cos. Inc.	3	65
		103

Real Estate Investment Trusts - 0.7%

Apartment Investment & Management Co.	-	15
Archstone-Smith Trust	1	46
Equity Office Properties Trust (l)	2	65
Equity Residential	2	59
Prologis	1	61
Public Storage Inc.	-	27
Simon Property Group Inc.	1	92
Vornado Realty Trust	1	50
		415

Retail - 4.7%

Dollar General Corp.	17	328
Home Depot Inc.	13	528
JC Penney Corp. Inc.	8	417
Lowe’s Cos. Inc.	4	287
Staples Inc.	10	222
Target Corp.	2	121
Walgreen Co.	6	281
Wal-Mart Stores Inc.	15	724
		2,908

Savings & Loans - 0.2%

Golden West Financial Corp.	2	119

Semiconductors - 3.5%

Intel Corp.	44	1,108
LSI Logic Corp. (b)	31	251
Nvidia Corp. (b)	5	179
PMC - Sierra Inc. (b)	13	102
Teradyne Inc. (b)	6	87
Texas Instruments Inc.	14	442
		2,169

Software - 3.6%

Compuware Corp. (b)	23	210
IMS Health Inc.	1	30
Mercury Interactive Corp. (b)	5	133
Microsoft Corp.	51	1,346
Oracle Corp. (b)	25	302
Parametric Technology Corp. (b)	34	205
		2,226

Telecommunications - 3.1%

AT&T Inc.	27	663
BellSouth Corp.	12	325
Citizens Communications Co. (l)	2	20
Qwest Communications International Inc. (b) (l)	8	43
Sprint Nextel Corp.	11	250
Verizon Communications Inc.	22	653
		1,954

Telecommunications Equipment - 1.5%

Ciena Corp. (b)	2	7
Cisco Systems Inc. (b)	18	314
Comverse Technology Inc. (b)	2	53
Corning Inc. (b)	23	446
JDS Uniphase Corp. (b)	8	19
Scientific-Atlanta Inc.	2	82
		921

Textiles - 0.0%

Cintas Corp.	1	28

Tobacco - 1.5%

Altria Group Inc.	11	826
Reynolds American Inc. (l)	-	44

UST Inc.	1	37
907

Transportation - 1.6%

Burlington Northern Santa Fe Corp.	2	142
CSX Corp.	1	51
FedEx Corp.	2	161
Norfolk Southern Corp.	2	90
Union Pacific Corp.	1	119
United Parcel Service Inc. - Class B	6	441
		1,004

Wireless Telecommunications - 0.6%

Motorola Inc.	3	61
Qualcomm Inc.	7	310
		371

Total Common Stocks (cost $56,108)	60,480

Short Term Investments - 5.7%

Money Market Funds - 2.7%

JNL Money Market Fund, 4.13% (a) (n)	1,663	1,663

Securities Lending Collateral - 2.8%

Mellon GSL Delaware Business Trust Collateral Fund (n)	1,764	1,764

U.S. Treasury Bills - 0.2%

U.S. Treasury Bill, 3.93%, 03/09/06 (m)	150	149

Total Short Term Investments (cost $3,576)	3,576

Total Investments - 102.9% (cost $59,684)	64,056
Other Assets and Liabilities, Net - (2.9%)	(1,824)
Total Net Assets - 100%	$62,232

JNL/Mellon Capital Management International Index Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	27.3%
Consumer, Non-cyclical	15.6%
Industrial	11.2%
Consumer, Cyclical	10.9%
Communications	9.5%
Energy	7.8%
Basic Materials	6.4%
Utilities	4.7%
Money Market Investment	3.4%
Technology	2.3%
Diversified	0.7%
Government	0.2%
100.0%

Common Stocks - 96.0%

Advertising - 0.3%

Aegis Group Plc	29	$60
Asatsu-DK Inc.	1	35
Dentsu Inc.	-	163
Hakuhodo DY Holdings Inc.	1	42
PagesJaunes Groupe SA	3	85
Publicis Groupe	4	136
Telefonica Publicidad e Informacion SA	5	39
WPP Group Plc	33	362
		922

Aerospace & Defense - 0.6%

BAE Systems Plc	89	588
Cobham Plc	31	91
European Aeronautic Defence and Space Co. NV	7	248
Finmeccanica SpA	8	161
Meggitt Plc	11	68
Rolls-Royce Group Plc (b)	44	326
Rolls-Royce Group Plc - Class B	1,387	2
Safran SA	5	113
Thales SA	2	93
Zodiac SA	1	62
		1,752

Airlines - 0.2%

Air France-KLM	3	68
All Nippon Airways Co. Ltd.	14	57
British Airways Plc (b)	15	86
Cathay Pacific Airways Ltd. (l)	27	47
Deutsche Lufthansa AG	6	95
Iberia Lineas Aereas de Espana	13	35
Japan Airlines Corp.	17	46
Qantas Airways Ltd.	27	79
Ryanair Holdings Plc (b)	1	9
SAS AB (b)	2	30
Singapore Airlines Ltd.	16	119
		671

Apparel - 0.3%

Adidas-Salomon AG	1	269
Benetton Group SpA	2	21
Billabong International Ltd.	3	33
Burberry Group Plc	9	64
Gunze Ltd.	6	40
Hermes International	1	154
Onward Kashiyama Co. Ltd.	4	79
Puma AG Rudolf Dassler Sport	-	137
Tokyo Style Co. Ltd.	2	25
Wacoal Holdings Corp.	3	40
Yue Yuen Industrial Holdings	14	37
		899

Auto Manufacturers - 3.2%

DaimlerChrysler AG	25	1,294

Fiat SpA (b)	12	106
Hino Motors Ltd.	8	51
Honda Motor Co. Ltd.	22	1,250
Nissan Motor Co. Ltd.	63	637
Peugeot SA	4	255
Renault SA	5	421
Scania AB - Class B	3	93
Toyota Motor Corp.	80	4,157
Volkswagen AG	9	415
Volvo AB	8	394
		9,073

Auto Parts & Equipment - 0.8%

Aisin Seiki Co. Ltd.	5	191
Bridgestone Corp.	19	396
Compagnie Generale des Etablissements Michelin	4	218
Continental AG	4	325
Denso Corp.	15	511
GKN Plc	19	94
JTEKT Corp.	4	74
NGK Spark Plug Co. Ltd.	5	108
NHK Spring Co. Ltd.	4	42
NOK Corp.	3	81
Nokian Renkaat Oyj	3	33
Pirelli & C SpA	73	67
Sanden Corp. (l)	3	14
Sumitomo Rubber Industries Inc.	5	71
Toyoda Gosei Co. Ltd.	2	35
Valeo SA	2	68
Yamaha Motor Co. Ltd. (l)	5	133
		2,461

Banks - 17.8%

77 Bank Ltd.	7	53
ABN AMRO Holding Inc.	50	1,299
Allied Irish Banks Plc	24	519
Alpha Bank AE	8	219
Australia & New Zealand Banking Group Ltd.	51	893
Banca Antonveneta SpA	3	78
Banca Intesa SpA	118	617
Banca Monte dei Paschi di Siena SpA	30	141
Banca Nazionale del Lavoro SpA (b)	34	111
Banca Popolare di Milano SCRL	11	123
Banche Popolari Unite SCRL	9	205
Banco Bilbao Vizcaya Argentaria SA	94	1,682
Banco BPI SA	7	33
Banco Comercial Portugues SA	52	145
Banco Espirito Santo SA (l)	3	46
Banco Popolare di Verona e Novara SCRL	10	211
Banco Popular Espanol SA	24	290
Banco Santander Central Hispano SA	165	2,178
Bank of East Asia Ltd.	37	113
Bank of Fukuoka Ltd.	15	128

Bank of Ireland	27	427
Bank of Kyoto Ltd.	7	85
Bank of Yokohama Ltd.	34	278
Barclays Plc	179	1,886
BNP Paribas	22	1,775
BOC Hong Kong Holdings Ltd.	101	195
Capitalia SpA	39	226
China Bank Ltd.	19	159
Commerzbank AG	15	453
Commonwealth Bank of Australia	36	1,117
Credit Agricole SA	16	517
Credit Suisse Group	34	1,719
Danske Bank A/S	13	441
DBS Group Holdings Ltd.	31	308
Depfa Bank Plc	10	147
Deutsche Bank AG	14	1,330
Dexia	15	353
DNB Nor Bank ASA	18	196
EFG Eurobank Ergasias SA	5	168
Emporiki Bank of Greece SA (b)	2	71
Erste Bank der Oesterreichischen Sparkassen AG	4	201
Fineco SpA	4	42
Fortis	33	1,040
Gunma Bank Ltd.	10	74
Hang Seng Bank Ltd.	21	279
HBOS Plc	108	1,848
Hokugin Financial Group Inc.	31	145
HSBC Holdings Plc	313	5,031
Hypo Real Estate Holding AG	4	196
Joyo Bank Ltd.	19	113
KBC Groep NV	5	476
Lloyds TSB Group Plc	156	1,309
Mitsubishi UFJ Financial Group Inc.	-	2,754
Mitsui Trust Holding Inc.	15	180
Mizuho Financial Group Inc.	-	2,119
National Australia Bank Ltd.	44	1,035
National Bank of Greece SA	7	316
Nishi-Nippon City Bank Ltd.	14	84
Nordea Bank AB	60	627
Oversea-Chinese Banking Corp.	69	276
Piraeus Bank SA	5	96
Resona Holdings Inc. (b)	-	512
Royal Bank of Scotland Group Plc	88	2,668
Sanpaolo IMI SpA	31	484
Shinsei Bank Ltd.	27	156
Shizuoka Bank Ltd.	15	150
Skandinaviska Enskilda Banken AB	13	263
Societe Generale - Class A	10	1,206
Sumitomo Mitsui Financial Group Inc.	-	1,399
Sumitomo Trust & Banking Co. Ltd.	34	347
Suncorp-Metway Ltd.	15	216

Suruga Bank Ltd.	6	76
Svenska Handelsbanken - Class A	15	360
UBS AG	29	2,736

UniCredito Italiano SpA                             2241,539United Overseas Bank Ltd.31272

Westpac Banking Corp.	52	867
Wing Hang Bank Ltd.	4	30
		52,457

Beverages - 1.3%

Asahi Breweries Ltd.	11	128
C&C Group Plc	7	45
Carlsberg A/S	1	47
Coca-Cola Amatil Ltd.	14	79
Coca-Cola Hellenic Bottling Co. SA	3	89
Coca-Cola West Japan Co. Ltd.	1	21
Diageo Plc	82	1,190
Foster’s Group Ltd.	56	230
Fraser & Neave Ltd.	5	52
Heineken NV	7	211
InBev NV	5	212
Ito En Ltd. (l)	1	48
Kirin Brewery Co. Ltd.	22	256
Lion Nathan Ltd.	8	44
Pernod-Ricard SA	2	343
SABMiller Plc	25	457
Sapporo Holdings Ltd.	8	45
Scottish & Newcastle Plc	21	172
Takara Holdings Inc.	4	24
		3,693

Biotechnology - 0.0%

Novozymes A/S	1	73
Qiagen NV (b)	3	41
Zeltia SA	5	31
		145

Building Materials - 1.4%

Asahi Glass Co. Ltd.	28	362
Boral Ltd.	16	96
Central Glass Co. Ltd.	4	22
Cie de Saint-Gobain	9	515
Cimpor Cimentos de Portugal SA	7	37
CRH Plc	15	438
CSR Ltd.	24	61
Daikin Industries Ltd.	7	190
Fletcher Building Ltd.	12	60
FLSmidth & Co. A/S	1	24
Grafton Group Plc (b)	5	58
Hanson Plc	20	219
Holcim Ltd.	5	350
Imerys SA	1	59
Italcementi SpA	2	46
James Hardie Industries NV	13	85

JS Group Corp.	8	150
Kingspan Group Plc	3	40
Lafarge SA	5	441
Matsushita Electric Works Ltd.	8	75
Nippon Sheet Glass Co. Ltd.	10	44
Pilkington Plc	30	77
Rinker Group Ltd.	26	316
Rinnai Corp.	1	19
Sanwa Shutter Corp.	4	25
Sumitomo Osaka Cement Co. Ltd.	13	38
Taiheiyo Cement Corp.	23	93
Titan Cement Co. SA	1	61
Travis Perkins Plc	3	71
Wienerberger AG	2	70
		4,142

Chemicals - 2.6%

Air Liquide	3	584
Akzo Nobel NV	8	352
Asahi Kasei Corp.	33	223
BASF AG	15	1,144
Bayer AG	18	764
BOC Group Plc	14	281
Ciba Specialty Chemicals AG	2	124
Clariant AG (b)	6	90
Daicel Chemical Industries Ltd.	8	58
Dainippon Ink and Chemicals Inc.	17	74
Denki Kagaku Kogyo K K	14	62
DSM NV	4	174
Givaudan	-	124
Hitachi Chemical Co. Ltd.	3	71
Imperial Chemical Industries Plc	34	191
Ishihara Sangyo Kaisha Ltd.	6	11
Johnson Matthey Plc	6	151
JSR Corp. (l)	5	134
Kaneka Corp.	8	97
Kansai Paint Co. Ltd.	6	51
Kingboard Chemical Holdings Ltd.	13	35
Lonza Group AG	1	59
Mitsubishi Chemical Holdings Corp. (b)	33	208
Mitsubishi Gas Chemical Co. Inc.	11	104
Mitsui Chemicals Inc.	17	114
Nippon Kayaku Co. Ltd.	4	34
Nippon Shokubai Co. Ltd.	4	45
Nissan Chemical Industries Ltd.	5	71
Nitto Denko Corp.	5	351
Shin-Etsu Chemical Co. Ltd.	11	574
Showa Denko K K	27	105
Solvay SA	2	189
Sumitomo Bakelite Co. Ltd.	4	33
Sumitomo Chemical Co. Ltd.	42	288
Syngenta AG (b)	3	372

Taiyo Nippon Sanso Corp.	8	53
Tokuyama Corp.	7	90
Tosoh Corp.	12	53
Ube Industries Ltd.	22	60
Umicore	1	74
Yara International ASA	5	79
Zeon Corp.	5	66
		7,817

Commercial Services - 1.0%

Abertis Infraestructuras SA	6	149
Adecco SA	4	165
Aggreko Plc.	5	25
Autoroutes du Sud de la France	2	96
Benesse Corp.	2	60
Brambles Industries Ltd.	26	193
Brambles Industries Plc	21	147
Brisa-Auto Estradas de Portugal SA	9	75
Bunzl Plc	9	98
Capita Group Plc	18	130
Cintra Concesiones de Infraestructuras de Transporte SA (b) (l)		5	57
Dai Nippon Printing Co. Ltd.	18	321
Davis Service Group Plc	5	38
De La Rue Plc	5	40
Goodwill Group Inc.	-	16
Group 4 Securicor Plc	32	90
Hays Plc	44	95
Intertek Group Plc	4	48
Kamigumi Co. Ltd.	6	53
Meitec Corp.	1	26
Nichii Gakkan Co.	1	13
Randstad Holdings NV	1	53
Rank Group Plc	16	86
Rentokil Initial Plc	48	134
Securitas AB - Class B	8	138
Serco Group Plc	12	64
SGS SA	-	96
Societe Des Autoroutes Paris-Rhin-Rhone	1	66
TIS Inc.	1	25
Toppan Printing Co. Ltd.	16	187
Transurban Group (l)	21	103
Vedior NV - ADR	5	73
		2,960

Computers - 0.5%

Atos Origin (b)	2	122
Cap Gemini SA (b)	3	139
Computershare Ltd.	10	52
Creative Technology Ltd.	2	16
CSK Holdings Corp.	2	95
Fujitsu Ltd.	49	373
Getronics NV	3	45
Indra Sistemas SA	4	70

Itochu Techno-Science Corp.	1	34
LogicaCMG Plc	30	92
Logitech International SA (b)	2	109
NET One Systems Co. Ltd.	-	36
Obic Co. Ltd.	-	44
TDK Corp.	3	234
Tietoenator Oyj	2	76
Wincor Nixdorf AG	-	38
WM-data AB	7	22
		1,597

Cosmetics & Personal Care - 0.5%

Aderans Co. Ltd.	1	36
Beiersdorf AG	-	54
Kao Corp.	15	402
Kose Corp.	1	28
L’Oreal SA	8	614
Oriflame Cosmetics SA - ADR	1	29
Shiseido Co. Ltd.	10	187
Uni-Charm Corp.	1	49
		1,399

Distribution & Wholesale - 1.1%

Buhrmann NV	3	51
Canon Sales Co. Inc.	2	43
Esprit Holdings Ltd.	26	186
Hagemeyer NV (b)	15	48
Inchcape Plc	2	83
Itochu Corp.	42	350
Jardine Cycle & Carriage Ltd.	3	19
Li & Fung Ltd.	48	93
Marubeni Corp.	37	199
MCL Land Ltd.	2	2
Mitsubishi Corp.	33	724
Mitsui & Co. Ltd.	40	514
Sojitz Corp. (b)	10	58
Sumitomo Corp.	30	388
Toyota Tsusho Corp.	4	90
Wolseley Plc	17	348
		3,196

Diversified Financial Services - 2.1%

Acom Co. Ltd.	2	125
Aeon Credit Service Co. Ltd.	1	67
Aiful Corp.	2	148
Amvescap Plc	20	154
Australian Stock Exchange Ltd.	3	64
Babcock & Brown Ltd.	4	52
Banca Fideuram SpA	8	44
Cattles Plc	9	48
Challenger Financial Services Group Ltd.	9	27
Close Brothers Group Plc	3	51
Credit Saison Co. Ltd.	4	215
D. Carnegie & Co. AB	1	14

Daiwa Securities Group Inc.	34	385
Deutsche Boerse AG	3	289
E*Trade Securities Co. Ltd.	-	93
Euronext NV	2	120
Hellenic Exchanges SA	1	11
Hitachi Capital Corp.	1	24
Hong Kong Exchanges and Clearing Ltd.	30	124
ICAP Plc	14	95
Irish Life & Permanent Plc	7	152
London Stock Exchange Plc	6	69
Macquarie Bank Ltd.	6	322
Man Group Plc	8	271
Matsui Securities Co. Ltd.	3	35
Mediobanca SpA	13	256
Mitsubishi UFJ Securities Co.	8	100
MLP AG	1	29
Nikko Cordial Corp.	22	348
Nomura Holdings Inc.	49	945
OMX AB (b)	3	41
ORIX Corp.	2	586
Perpetual Trustees Australia Ltd.	1	50
Promise Co. Ltd.	2	160
Provident Financial Plc	7	68
Sampo Oyj	11	188
Schroders Plc	3	53
SFCG Co. Ltd.	-	31
SFE Corp. Ltd.	3	31
Shinko Securities Co. Ltd.	15	76
Singapore Exchange Ltd.	23	40
Takefuji Corp.	3	206
Tower Ltd. (b)	7	10
		6,217

Diversified Machinery - 0.7%

Alstom (b)	12	684
Amada Co. Ltd.	9	79
Andritz AG	-	23
Ebara Corp. (l)	7	38
Heidelberger Druckmaschinen	2	58
Komori Corp.	2	37
Kone Oyj (b)	2	85
Kubota Corp.	29	244
MAN AG	4	202
Metso Oyj	3	82
Rieter Holding AG	-	36
SIG Holding AG	-	32
Sumitomo Heavy Industries Ltd.	15	125
Toyota Industries Corp.	6	197
		1,922

E - Commerce - 0.0%

Rakuten Inc. (b)	-	101

Electric - 3.8%

Chubu Electric Power Co. Inc. (l)	17	393
CLP Holdings Ltd.	50	293
Contact Energy Ltd.	8	36
E.ON AG	17	1,790
Electric Power Development Co.	4	124
Endesa SA	27	697
Enel SpA	120	941
Energias de Portugal SA	49	152
Fortum Oyj	12	223
Hokkaido Electric Power Co. Inc.	5	98
HongKong Electric Holdings	38	186
Iberdrola SA	23	617
International Power Plc (b)	41	171
Kansai Electric Power Co. Inc.	22	462
Kyushu Electric Power Co. Inc.	10	224
National Grid Plc	75	738
Public Power Corp.	3	56
RWE AG	13	927
Scottish & Southern Energy Plc	24	418
Scottish Power Plc	52	486
Suez SA (b)	3	-
Suez SA	28	862
Terna SpA	31	76
Tohoku Electric Power Co. Inc.	12	244
Tokyo Electric Power Co. Inc.	32	777
Union Fenosa SA	6	223
Vector Ltd. (b)	9	16
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	-	74
		11,304

Electrical Components & Equipment - 1.2%

Bekaert SA	-	47
Casio Computer Co. Ltd.	6	104
Fujikura Ltd.	9	73
Furukawa Electric Co. Ltd. (b)	16	125
Gamesa Corp. Tecnologica SA	5	73
Hitachi Cable Ltd.	4	19
Hitachi Ltd.	89	600
Johnson Electric Holdings Ltd.	42	40
Mitsubishi Electric Corp.	54	382
Omron Corp.	6	134
Sanyo Electric Co. Ltd.	42	114
Schneider Electric SA	6	562
Sharp Corp.	26	396
Stanley Electric Co. Ltd.	4	60
Sumitomo Electric Industries Ltd.	20	306
Toshiba Corp.	81	483
Ushio Inc.	3	70
Vestas Wind Systems A/S (b)	4	70
		3,658

Electronics - 1.6%

Advantest Corp. (l)	2	212
Alps Electric Co. Ltd.	5	64
Anritsu Corp.	3	17
Barco NV	-	19
Dainippon Screen Manufacturing Co. Ltd.	5	42
Electrocomponents Plc	11	55
Epcos AG (b)	1	14
Fanuc Ltd.	5	424
Hirose Electric Co. Ltd.	1	120
Hoya Corp.	12	428
Ibiden Co. Ltd.	3	150
Keyence Corp.	1	262
Koninklijke Philips Electronics NV	37	1,138
Kyocera Corp.	5	328
Mabuchi Motor Co. Ltd.	1	44
Minebea Co. Ltd.	9	48
Mitsumi Electric Co. Ltd.	1	16
Murata Manufacturing Co. Ltd.	6	365
NEC Corp.	52	324
NGK Insulators Ltd.	8	119
Nippon Electric Glass Co. Ltd.	5	109
Premier Farnell Plc	11	33
Secom Co. Ltd.	6	288
Taiyo Yuden Co. Ltd.	3	41
Venture Corp. Ltd.	6	50
Yaskawa Electric Corp. (b)	5	50
Yokogawa Electric Corp.	6	97
		4,857

Engineering & Construction - 1.4%

ABB Ltd. (b)	55	532
Acciona SA	1	91
ACS SA	7	213
Amec Plc	9	50
Auckland International Airport Ltd.	27	36
Autostrade SpA	8	188
BAA Plc	30	325
Balfour Beatty Plc	12	75
Bouygues SA	6	273
Cheung Kong Infrastructure Holdings Ltd.	14	44
Chiyoda Corp.	4	92
COMSYS Holdings Corp.	3	43
Downer EDI Ltd.	6	33
Flughafen Wien AG	-	16
Fomento de Construcciones y Contratas SA	1	73
Grupo Ferrovial SA	2	121
Hellenic Technodomiki Tev SA	4	23
Hochtief AG	2	71
JGC Corp.	6	114
Kajima Corp.	26	149
Kinden Corp.	3	27
Leighton Holdings Ltd.	4	50

Linde AG	2	176
Multiplex Group	18	43
Nishimatsu Construction Co. Ltd.	8	33
Obayashi Corp.	17	125
Okumura Corp.	6	34
Sacyr Vallehermoso SA	3	76
SANEF (b)	1	46
SembCorp Industries Ltd.	23	38
Shimizu Corp.	17	125
Singapore Technologies Engineering Ltd.	34	58
Skanska AB	11	163
Taisei Corp.	24	109
Takuma Co. Ltd.	2	13
Technical Olympic SA	2	13
Toda Corp.	6	33
Vinci SA	5	399
YIT-Yhtyma Oyj	2	69
		4,192

Entertainment - 0.4%

Aristocrat Leisure Ltd.	9	79
EMI Group Plc	21	86
Hilton Group Plc	45	280
OPAP SA	6	216
Oriental Land Co. Ltd.	1	76
Paddy Power Plc	1	15
Tabcorp Holdings Ltd.	14	160
Toho Co. Ltd.	4	90
UNiTAB Ltd.	3	28
William Hill Plc	10	93
		1,123

Environmental Control - 0.0%

Kurita Water Industries Ltd. (l)	3	63
Lottomatica SpA (b)	1	26
Tomra Systems ASA (l)	4	28
Waste Management NZ Ltd.	2	10
		127

Food - 3.9%

Ajinomoto Co. Inc.	16	164
Ariake Japan Co. Ltd.	-	11
Axfood AB	1	17
Cadbury Schweppes Plc	58	548
Carrefour SA	16	735
Casino Guichard Perrachon SA	1	65
Colruyt SA	-	63
Compass Group Plc	59	223
Danisco A/S	1	102
Delhaize Group	2	127
East Asiatic Co. Ltd. A/S (l)	1	51
Ebro Puleva SA	2	32
Fyffes Plc	7	18
Greencore Group Plc	3	13

Groupe Danone	7	691
House Foods Corp.	2	32
Iaws Group Plc	3	45
J Sainsbury Plc	37	199
Jeronimo Martins	1	19
Katokichi Co. Ltd.	3	18
Kerry Group Plc	4	78
Kesko Oyj	2	45
Kikkoman Corp.	4	39
Koninklijke Ahold NV (b)	43	326
Meiji Dairies Corp.	7	35
Meiji Seika Kaisha Ltd.	8	43
Nestle SA	11	3,349
Nichirei Corp.	7	29
Nippon Meat Packers Inc.	5	52
Nisshin Seifun Group Inc.	5	57
Nissin Food Products Co. Ltd.	3	72
Olam International Ltd.	16	15
Orkla ASA	5	214
QP Corp.	2	20
Royal Numico NV (b)	5	200
Sodexho Alliance SA	3	112
Suedzucker AG	2	39
Tate & Lyle Plc	14	132
Tesco Plc	218	1,244
Toyo Suisan Kaisha Ltd.	2	32
Unilever NV - ADR	16	1,089
Unilever Plc	77	763
Want Want Holdings Ltd.	9	9
Woolworths Ltd.	32	395
Yakult Honsha Co. Ltd.	3	58
Yamazaki Baking Co. Ltd.	3	24
11,644

Forest Products & Paper - 0.4%

Billerud AB	2	22
Holmen AB	1	47
Mayr-Melnhof Karton AG	-	19
Nippon Paper Group Inc.	-	104
Norske Skogindustrier ASA	4	68
OJI Paper Co. Ltd.	22	130
PaperlinX Ltd.	14	39
Stora Enso Oyj - Class R	17	229
Svenska Cellulosa AB	5	199
UPM-Kymmene Oyj	14	277
		1,134

Gas - 0.5%

Alinta Ltd.	7	56
Australian Gas Light Co. Ltd.	12	156
Centrica Plc	103	450
Gas Natural SDG SA	5	142
Hong Kong & China Gas	102	218

Osaka Gas Co. Ltd.	55	190
Snam Rete Gas SpA	26	105
Tokyo Gas Co. Ltd. (l)	61	270
		1,587

Hand & Machine Tools - 0.4%

Fuji Electric Holdings Co. Ltd.	13	69
KCI Konecranes Oyj	-	19
Makita Corp.	3	74
Nidec Corp.	3	255
Sandvik AB	6	257
Schindler Holding AG	-	50
SMC Corp.	2	214
Techtronic Industries Co.	29	68
THK Co. Ltd.	3	76
		1,082

Healthcare Products - 0.5%

Cie Generale D’Optique Essilor International SA (l)	3	215
Cochlear Ltd.	1	49
Coloplast A/S	1	53
Elekta AB - Class B	2	29
Fisher & Paykel Healthcare Corp.	14	35
Gambro AB - Class A	5	51
Gambro AB - Class B	2	25
Getinge AB - Class B	5	73
Luxottica Group SpA	4	96
Nobel Biocare Holding AG	1	144
Phonak Holding AG	1	49
Smith & Nephew Plc	26	243
SSL International Plc	4	21
Straumann Holding AG	-	48
Synthes Inc.	1	142
Terumo Corp.	5	136
William Demant Holding (b)	1	45
		1,454

Healthcare Services - 0.1%

Capio AB (b)	2	39
DCA Group Ltd.	9	27
Fresenius Medical Care AG (l)	1	103
Parkway Holdings Ltd.	18	23
Sonic Healthcare Ltd.	7	77
		269

Holding Companies - Diversified - 0.7%

DCC Plc	2	45
Groupe Bruxelles Lambert SA	2	183
Haw Par Corp. Ltd.	3	10
Hutchison Whampoa Ltd.	58	552
Keppel Corp. Ltd.	16	106
LVMH Louis Vuitton Moet Hennessy SA	7	606
Noble Group Ltd.	20	15
Patrick Corp. Ltd.	17	91

Swire Pacific Ltd.	26	229
Tomkins Plc	20	104
Viohalco	2	19
Wharf Holdings Ltd.	34	120
		2,080

Home Builders - 0.4%

Barratt Developments Plc	7	114
Bellway Plc	3	57
Berkeley Group Holdings Plc (b)	3	55
Bovis Homes Group Plc	3	37
Daiwa House Industry Co. Ltd.	14	219
George Wimpey Plc	11	88
Persimmon Plc	8	170
Sekisui Chemical Co. Ltd.	13	88
Sekisui House Ltd.	14	176
Taylor Woodrow Plc	15	99
		1,103

Home Furnishings - 0.9%

Bang & Olufsen A/S	-	34
Electrolux AB	8	202
Fisher & Paykel Appliances Holdings Ltd.	7	17
Matsushita Electric Industrial Co. Ltd.	58	1,122
MFI Furniture Plc	13	18
Pioneer Corp.	4	54
Sony Corp.	28	1,132
Yamaha Corp.	5	78
		2,657

Household Products - 0.3%

Henkel KGaA (l)	2	169
Pacific Brands Ltd.	11	21
Reckitt Benckiser Plc	17	568
Societe BIC SA	1	51
Toto Ltd.	7	59
		868

Insurance - 4.8%

Aegon NV	40	645
Alleanza Assicurazioni SpA	11	142
Allianz AG	10	1,583
AMP Ltd.	51	285
Assicurazioni Generali SpA	27	932
Aviva Plc	66	803
AXA Asia Pacific Holdings Ltd.	22	83
AXA SA	41	1,338
CNP Assurances	1	70
Corporacion Mapfre SA	3	47
Friends Provident Plc	51	167
ING Groep NV - ADR	52	1,806
Insurance Australia Group Ltd.	45	178
Legal & General Group Plc	182	381
Mediolanum SpA	7	45
Millea Holdings Inc.	-	706

Mitsui Sumitomo Insurance Co. Ltd.	34	416
Muenchener Rueckversicherungs AG	5	668
Prudential Plc	66	628
QBE Insurance Group Ltd.	21	309
Resolution Plc	5	60
Royal & Sun Alliance Insurance Group	79	172
SCOR	20	44
Skandia Forsakrings AB	28	170
Sompo Japan Insurance Inc.	23	311
Storebrand ASA	7	60
Swiss Reinsurance	9	656
T&D Holdings Inc.	6	424
Topdanmark A/S (b)	1	44
Zurich Financial Services AG (b)	4	855
		14,028

Internet - 0.5%

eAccess Ltd.	-	21
Index Corp.	-	47
SBI Holdings Inc.	-	96
Softbank Corp.	21	874
Yahoo! Japan Corp.	-	322
		1,360

Investment Companies - 0.1%

Macquarie Airports	19	44
Macquarie Communications Infrastructure Group	10	41
Macquarie Infrastructure Group	64	167
		252

Iron & Steel - 1.1%

Acerinox SA	5	77
Arcelor	14	355
BlueScope Steel Ltd.	19	99
Boehler-Uddeholm AG	-	42
Corus Group Plc	123	125
Daido Steel Co. Ltd.	10	96
JFE Holdings Inc.	16	523
Kobe Steel Ltd.	75	243
Nippon Steel Corp.	171	609
Nisshin Steel Co. Ltd.	22	71
OneSteel Ltd.	16	39
Rautaruukki Oyj	2	54
Ssab Svenskt Stal AB	2	66
Sumitomo Metal Industries Ltd.	114	439
ThyssenKrupp AG	10	203
Tokyo Steel Manufacturing Co. Ltd.	3	36
Voestalpine AG	1	55
		3,132

Leisure Time - 0.3%

Amer Sports Oyj	2	37
Carnival Plc	5	271
First Choice Holidays Plc	13	57
Kuoni Reisen Holding (b)	-	32

Namco Bandai Holdings Inc. (b)	6	85
Sankyo Co. Ltd.	1	69
Sega Sammy Holdings Inc.	4	128
Shimano Inc. (l)	2	47
TUI AG	6	128
		854

Lodging - 0.2%

Accor SA	5	294
Hyatt Regency SA	1	11
Intercontinental Hotels Group Plc	12	172
NH Hoteles SA	3	41
Overseas Union Enterprise Ltd.	1	7
Shangri-La Asia Ltd.	28	47
Sky City Entertainment Group Ltd.	12	40
		612

Machinery - 0.3%

Atlas Copco AB - Class A	9	205
Atlas Copco AB - Class B	6	110
Hitachi Construction Machinery Co. Ltd.	3	63
Komatsu Ltd.	25	414
		792

Manufacturing - 1.7%

AGFA-Gevaert NV	2	43
Alfa Laval AB	2	50
Amano Corp.	2	38
Ansell Ltd.	4	34
BBA Group Plc	14	79
Cookson Group Plc (b)	6	42
FKI Plc	18	35
Fuji Photo Film Co. Ltd.	14	450
Futuris Corp. Ltd.	11	16
Glory Ltd.	1	22
IMI Plc	10	86
Invensys Plc (b)	158	50
Ishikawajima-Harima Heavy Industries Co. Ltd. (b)	30	95
Kawasaki Heavy Industries Ltd.	34	124
Konica Minolta Holdings Inc.	12	117
Mitsubishi Heavy Industries Ltd.	85	375
Nikon Corp.	8	126
NKT Holding A/S	-	18
Olympus Corp.	6	158
Orica Ltd. (l)	7	106
RHI AG (b)	-	11
Siemens AG	22	1,910
Smiths Group Plc	16	284
Sulzer AG	-	53
Thomson	7	154
Trelleborg AB	2	45
Uponor Oyj	2	38
Wartsila Oyj	2	47
Wesfarmers Ltd.	11	285

4,891

Media - 1.6%

Antena 3 de Television SA	2	51
APN News & Media Ltd.	7	23
Arnoldo Mondadori Editore SpA	4	37
British Sky Broadcasting Plc	33	280
Daily Mail & General Trust	8	107
Emap Plc	7	99
Eniro AB	4	53
Fuji Television Network Inc.	-	40
Gruppo Editoriale L’Espresso SpA	4	20
Independent News & Media Plc	15	45
ITV Plc	7	14
John Fairfax Holdings Ltd.	26	75
Lagardere SCA	3	249
Mediaset SpA	23	246
Modern Times Group AB (b)	1	56
Pearson Plc	22	266
Premiere AG (b)	2	34
Promotora de Informaciones SA	2	36
ProSiebenSat.1 Media AG	2	44
Publishing & Broadcasting Ltd.	4	44
Reed Elsevier NV	20	275
Reed Elsevier Plc	36	335
Reuters Group Plc	39	286
Schibsted ASA	1	40
SCMP Group Ltd.	20	7
Seat Pagine Gialle SpA (b)	107	50
Singapore Press Holdings Ltd.	43	112
Sky Network Television Ltd. (b)	10	43
Societe Television Francaise 1	3	94
Sogecable SA (b)	1	41
Telecom Italia Media SpA (b)	31	16
Television Broadcasts Ltd.	8	43
Tokyo Broadcasting System Inc.	1	24
Trinity Mirror Plc	8	80
United Business Media Plc	8	88
Vivendi Universal SA	30	937
VNU NV	7	227
Wolters Kluwer NV - ADR	8	156
Yell Group Plc	20	183
		4,856

Metal Fabrication & Hardware - 0.2%

Assa Abloy AB	9	134
Hoganas AB	1	13
NSK Ltd.	13	89
NTN Corp.	11	87
SKF AB	11	151
		474

Mining - 2.3%

Alumina Ltd.	31	169

Anglo American Plc	39	1,343
BHP Billiton Ltd.	100	1,662
BHP Billiton Plc	69	1,122
Dowa Mining Co. Ltd.	7	76
Iluka Resources Ltd.	6	37
Mitsubishi Materials Corp.	27	138
Mitsui Mining & Smelting Co. Ltd.	16	101
Newcrest Mining Ltd.	9	166
Nippon Light Metal Co.	12	33
Outokumpu Oyj	3	38
Rio Tinto Ltd.	8	401
Rio Tinto Plc	30	1,358
Sumitomo Metal Mining Co. Ltd.	15	186
		6,830

Office & Business Equipment - 0.6%

Canon Inc.	21	1,229
Neopost SA	1	84
OCE NV	2	33
Ricoh Co. Ltd.	19	333
Seiko Epson Corp.	3	78
		1,757

Office Furnishings - 0.0%

Kokuyo Co. Ltd.	2	31

Oil & Gas - 7.6%

BG Group Plc	99	974
BP Plc	580	6,182
Caltex Australia Ltd.	4	55
ENI SpA	72	2,005
Hellenic Petroleum SA	3	43
INPEX Corp.	-	89
Lundin Petroleum AB (b)	5	48
Neste Oil Oyj (b)	4	101
Nippon Mining Holdings Inc.	21	149
Nippon Oil Corp.	34	264
Norsk Hydro ASA	4	405
OMV AG	5	271
Origin Energy Ltd.	22	120
Repsol YPF SA	26	745

Royal Dutch Shell Plc                                  1905,878Santos Ltd.16143

Showa Shell Sekiyu K K	5	59
Singapore Petroleum Co. Ltd.	3	9
Statoil ASA	18	420
Teikoku Oil Co. Ltd.	6	79
TonenGeneral Sekiyu K K	8	86
Total SA	16	3,898
Woodside Petroleum Ltd.	13	375
		22,398

Oil & Gas Services - 0.1%

Petroleum Geo-Services ASA (b)	2	46

ProSafe ASA	1	49
SBM Offshore NV	1	77
Smedvig ASA	1	23
Stolt Offshore SA (b)	6	70
Technip SA	2	141
		406

Packaging & Containers - 0.1%

Amcor Ltd.	24	132
Rexam Plc	15	131
Toyo Seikan Kaisha Ltd.	4	72
		335

Pharmaceuticals - 6.8%

Alfresa Holdings Corp.	1	37
Alliance Unichem Plc	7	90
Altana AG	2	109
Astellas Pharma Inc.	15	591
AstraZeneca Plc	45	2,171
Celesio AG	1	84
Chugai Pharmaceutical Co. Ltd.	7	161
CSL Ltd.	5	153
Daiichi Sankyo Co. Ltd. (b)	18	354
Eisai Co. Ltd.	7	290
Elan Corp. Plc (b)	12	162
GlaxoSmithKline Plc	162	4,091
H Lundbeck A/S	2	31
Kaken Pharmaceutical Co. Ltd.	2	16
Kyowa Hakko Kogyo Co. Ltd.	8	56
Mayne Nickless Ltd.	16	42
Mayne Pharma Ltd. (b)	16	30
Mediceo Paltac Holdings Co. Ltd.	4	58
Merck KGaA	1	106
Novartis AG	65	3,395
Novo-Nordisk A/S - Class B	7	379
Omega Pharma SA	-	24
Orion Oyj	2	35
Roche Holding AG	19	2,928
Sanofi-Aventis	29	2,546
Santen Pharmaceutical Co. Ltd.	2	58
Schering AG	5	309
Serono SA - Class B	-	117
Shionogi & Co. Ltd.	9	127
Suzuken Co. Ltd.	2	56
Taisho Pharmaceutical Co. Ltd.	4	75
Takeda Pharmaceutical Co. Ltd.	25	1,336
Tanabe Seiyaku Co. Ltd.	6	58
UCB SA	2	113
		20,188

Pipelines - 0.0%

Geberit AG	-	89

Real Estate - 2.1%

Allgreen Properties Ltd.	11	9
British Land Co. Plc	14	257
Brixton Plc	8	58
CapitaLand Ltd.	27	56
Castellum AB	1	32
Centro Properties Group	20	95
CFS Gandel Retail Trust	38	56
Cheung Kong Holdings Ltd.	42	431
City Developments Ltd.	14	73
Commonwealth Property Office Fund	39	36
Daito Trust Construction Co. Ltd.	2	103
DB RREEF Trust	69	71
Fabege AB	2	34
GPT Group	49	149
Great Portland Estates Plc	4	29
Hammerson Plc	8	134
Hang Lung Properties Ltd.	52	81
Henderson Land Development Co. Ltd.	21	99
Hopewell Holdings	16	40
Hysan Development Co. Ltd.	17	42
IMMOFINANZ Immobilien Anlagen AG (b)	9	84
ING Industrial Fund	20	33
Inmobiliaria Colonial	1	53
Investa Property Group	44	64
IVG Immobilien AG	2	34
Keppel Land Ltd.	9	20
Kerry Properties Ltd.	14	36
Kiwi Income Property Trust	16	14
Kungsleden AB	1	36
Land Securities Group Plc	13	374
Lend Lease Corp. Ltd.	10	101
Leopalace21 Corp.	3	116
Liberty International Plc	7	115
Macquarie Goodman Group	34	120
Meinl European Land Ltd. (b)	3	46
Metrovacesa SA	1	89
Mirvac Group	25	74
Mitsubishi Estate Co. Ltd.	31	644
Mitsui Fudosan Co. Ltd.	22	447
New World Development Co. Ltd.	64	88
NTT Urban Development Corp.	-	46
PSP Swiss Property AG (b)	1	48
Singapore Land Ltd.	3	10
Sino Land Co.	44	53
Slough Estates Plc	12	124
Stockland	35	168
Sumitomo Realty & Development Co. Ltd.	11	239
Sun Hung Kai Properties Ltd.	36	351
Tokyo Tatemono Co. Ltd.	7	70
Tokyu Land Corp.	11	110
United Overseas Land Ltd.	15	22

Westfield Group	41	550
Wihlborgs Fastigheter AB (b)	-	9
Wing Tai Holdings Ltd.	14	12
		6,285

Real Estate Investment Trusts - 0.3%

Ascendas Real Estate Investment Trust	29	34
CapitaMall Trust	23	31
Cofinimmo	-	27
Corio NV	1	60
Gecina SA	-	29
Japan Prime Realty Investment Corp.	-	28
Japan Real Estate Investment Corp.	-	66
Japan Retail Fund Investment Corp.	-	62
Klepierre	1	55
Link REIT (b)	59	112
Nippon Building Fund Inc.	-	76
Nomura Real Estate Office Fund Inc.	-	36
Rodamco Europe NV	1	97
Suntec Real Estate Investment Trust	18	12
Unibail	1	171
Wereldhave NV	1	49
		945

Retail - 2.7%

Aeon Co. Ltd.	18	463
Aoyama Trading Co. Ltd.	2	54
Autobacs Seven Co. Ltd.	1	42
Autogrill SpA	3	42
Boots Group Plc	19	203
Bulgari SpA	4	40
Circle K Sunkus Co. Ltd.	1	23
Citizen Watch Co. Ltd.	9	78
Coles Myer Ltd.	33	247
Compagnie Financiere Richemont AG	14	601
Daimaru Inc.	6	87
D’ieteren SA	-	21
Douglas Holding AG	1	37
DSG International Plc	51	144
Enterprise Inns Plc	9	153
FamilyMart Co. Ltd.	2	58
Fast Retailing Co. Ltd.	1	137
Folli - Follie SA	-	9
Germanos SA	2	26
Giordano International Ltd.	44	25
GUS Plc	24	434
Hankyu Department Stores (l)	3	26
Harvey Norman Holdings Ltd.	16	34
Hellenic Duty Free Shops SA	1	9
Hennes & Mauritz AB - Class B	13	451
HMV Group Plc	10	31
Inditex SA	6	192
Isetan Co. Ltd.	5	107

KarstadtQuelle AG (b)	2	29
Kesa Electrical Plc	13	58
Kingfisher Plc	66	269
Lawson Inc.	2	70
Marks & Spencer Group Plc	46	403
Marui Co. Ltd.	9	169
Matsumotokiyoshi Co. Ltd.	1	35
Metro AG	4	193
Mitchells & Butlers Plc	14	102
Mitsukoshi Ltd.	10	65
Next Plc	7	184
Nitori Co. Ltd.	1	47
PPR SA	2	203
Punch Taverns Plc	7	97
Ryohin Keikaku Co. Ltd.	1	61
Seven & I Holdings Co. Ltd. (b)	22	962
Shimachu Co. Ltd.	1	42
Shimamura Co. Ltd.	1	83
Signet Group Plc	46	86
Skylark Co. Ltd.	2	32
Sonae SGPS SA	25	35
Sonae SGPS SA (b) (p)	25	13
Swatch Group AG	1	40
Swatch Group AG - Class B	1	135
Takashimaya Co. Ltd.	7	112
UNY Co. Ltd.	5	79
USS Co. Ltd.	1	41
Valora Holding AG (b)	-	15
Warehouse Group Ltd.	6	14
Whitbread Plc	7	115
Yamada Denki Co. Ltd	2	263
		7,826

Semiconductors - 0.6%

ARM Holdings Plc	38	79
ASM Pacific Technology	6	31
ASML Holding NV (b)	13	262
Chartered Semiconductor Manufacturing Ltd. (b)	21	16
Elpida Memory Inc. (b)	1	36
Infineon Technologies AG (b)	17	159
Micronas Semiconductor Hold (b)	1	30
NEC Electronics Corp.	1	36
Rohm Co. Ltd.	3	315
Sanken Electric Co. Ltd.	3	48
Solomon Systech International Ltd.	43	18
STATS ChipPAC Ltd. (b)	26	17
STMicroelectronics NV	18	318
Tokyo Electron Ltd.	4	276
Unaxis Holding AG (b)	-	37
		1,678

Shipbuilding - 0.0%

Mitsui Engineering & Shipbuilding Co. Ltd.	18	59

SembCorp Marine Ltd.	11	18
77

Software - 0.6%

Business Objects SA (b)	2	71
Dassault Systemes SA	2	89
Fuji Soft ABC Inc.	1	30
Hitachi Software Engineering Co. Ltd.	1	21
iSOFT Group Plc	7	44
Konami Corp.	2	51
Misys Plc	13	55
Nomura Research Institute Ltd.	1	74
Oracle Corp. Japan	1	50
Sage Group Plc	35	154
SAP AG	6	1,117
Telelogic AB (b)	5	13
Trend Micro Inc. (b)	3	95
		1,864

Storage/Warehousing - 0.0%

Mitsubishi Logistics Corp. (l)	3	51

Telecommunications - 3.7%

Belgacom SA	4	145
BT Group Plc	236	904
Cable & Wireless Plc	66	135
Deutsche Telekom AG	76	1,264
Eircom Group Plc	21	49
Elisa Oyj	5	84
France Telecom SA	47	1,168
Hellenic Telecommunications Organization SA (b)	8	178
KDDI Corp.	-	409
Nippon Telegraph & Telephone Corp.	-	659
PCCW Ltd.	92	56
Portugal Telecom SGPS SA	21	216
PT Multimedia Servicos de Telecomunicacoes
e Multimedia SGPS SA	2	23
Royal KPN NV	58	586
Singapore Telecommunications Ltd.	187	293
Swisscom AG	1	191
TDC A/S	6	330
Tele2 AB	9	97
Telecom Corp. Ltd. (l)	55	226
Telecom Italia SpA	466	1,284
Telefonica SA	124	1,864
Telekom Austria AG	10	221
Telenor ASA	22	213
TeliaSonera AB	50	268
Telstra Corp. Ltd. (l)	60	172
Tiscali SpA (b)	8	27
		11,062

Telecommunications Equipment - 0.3%

Alcatel SA (b)	35	429

Datacraft Asia Ltd. (b)	5	5
GN Store Nord	6	77
Intracom SA	3	19
Kudelski SA (b)	1	27
Marconi Corp. Plc (b)	6	42
NTT Data Corp.	-	174
Oki Electric Industry Co. Ltd.	13	48
Tandberg ASA	4	23
Tandberg Television ASA (b)	2	28
		872

Textiles - 0.3%

Kuraray Co. Ltd.	10	98
Mitsubishi Rayon Co. Ltd.	14	93
Nisshinbo Industries Inc.	4	44
Teijin Ltd.	23	146
Texwinca Holdings Ltd.	16	12
Toray Industries Inc.	36	294
Toyobo Co. Ltd.	16	54
		741

Tobacco - 0.9%

Altadis SA	8	359
British American Tobacco Plc	44	985
Gallaher Group Plc	18	277
Imperial Tobacco Group Plc	20	596
Japan Tobacco Inc.	-	365
Swedish Match AB	9	108
		2,690

Toys & Hobbies - 0.1%

Nintendo Co. Ltd.	3	338

Transportation - 1.8%

AP Moller - Maersk A/S	-	341
Arriva Plc	5	51
Associated British Ports Holdings Plc	9	88
Cargotec Corp. - Class B (b)	1	32
Central Japan Railway Co.	-	422
ComfortDelgro Corp. Ltd.	46	44
Compagnie Maritime Belge SA	1	21
Cosco Corp. Singapore Ltd.	9	12
D/S Torm A/S	-	16
Deutsche Post AG	19	463
DSV A/S	1	72
East Japan Railway Co.	-	653
Euronav NV	-	13
Firstgroup Plc	10	69
Frontline Ltd.	1	53
Kawasaki Kisen Kaisha Ltd.	13	82
Keihin Electric Express Railway Co. Ltd.	12	95
Keio Corp.	16	96
Keisei Electric Railway Co. Ltd.	8	55
Kintetsu Corp.	42	168

Kuehne & Nagel International AG	-	85
Mitsui OSK Lines Ltd.	29	253
MTR Corp.	39	76
National Express Group Plc	4	52
Neptune Orient Lines Ltd.	11	22
Nippon Express Co. Ltd.	23	140
Nippon Yusen K K	29	199
Odakyu Electric Railway Co. Ltd.	18	107
Orient Overseas International Ltd.	5	16
Peninsular and Oriental Steam Navigation Co.	20	164
Seino Holdings Corp.	4	44
SembCorp Logistics Ltd.	9	9
Singapore Post Ltd.	42	29
SMRT Corp. Ltd.	14	9
Stagecoach Group Plc	21	42
Stolt-Nielsen SA	1	37
TNT NV	12	363
Tobu Railway Co. Ltd.	22	115
Tokyu Corp.	25	177
Toll Holdings Ltd.	7	78
West Japan Railway Co.	-	192
Yamato Transport Co. Ltd.	11	182
		5,237

Venture Capital - 0.1%

3i Group Plc	16	229
Jafco Co. Ltd.	1	71
		300

Water - 0.4%

Kelda Group Plc	10	136
Severn Trent Plc	9	174
Sociedad General de Aguas de Barcelona SA	2	35
United Utilities Plc	24	282
Veolia Environnement	10	438
		1,065

Wireless Telecommunications - 2.9%

Cosmote Mobile Telecommunications SA	3	78
Hikari Tsushin Inc.	1	56
Hutchison Telecommunications International Ltd. (b)	57	82
Mobistar SA	1	56
Nokia Oyj	123	2,251
NTT DoCoMo Inc.	-	723
SmarTone Telecommunications Holding Ltd.	7	8
Telefonaktiebolaget LM Ericsson - Class B	412	1,417
Uniden Corp.	2	39
Vodafone Airtouch Plc	1,753	3,784
		8,494

Total Common Stocks (cost $238,758)	283,372

Preferred Stocks - 0.1%

Auto Manufacturers - 0.1%

Porsche AG, 0.80%	-	152

Healthcare Services - 0.0%

Fresenius Medical Care AG, 1.56%	1	63
Total Preferred Stocks (cost $181)		215

Short Term Investments - 12.0%

Money Market Funds - 3.4%

JNL Money Market Fund, 4.13% (a) (n)	10,097	10,097

Securities Lending Collateral - 8.4%

Mellon GSL Delaware Business Trust Collateral Fund (n)	24,770	24,770

U.S. Treasury Bills - 0.2%

U.S. Treasury Bill, 3.93%, 03/09/06 (m)	500	496
Total Short Term Investments (cost $35,363)		35,363

Total Investments - 108.1% (cost $274,302)	318,950
Other Assets and Liabilities, Net - (8.1%)	(23,899)
Total Net Assets - 100%	$295,051

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	17.4%
Consumer, Non-cyclical	17.3%
Consumer, Cyclical	15.1%
Industrial	12.7%
Energy	10.5%
Technology	10.2%
Utilities	6.1%
Communications	4.6%
Basic Materials	3.4%
Money Market Investment	2.2%
Diversified	0.4%
Government	0.1%
100.0%

Common Stocks - 97.2%

Advertising - 0.2%

Catalina Marketing Corp.	10	$264
Harte-Hanks Inc.	15	398
		662

Aerospace & Defense - 0.3%

Alliant Techsystems Inc. (b)	10	731
Sequa Corp. - Class A (b)	2	106
		837

Airlines - 0.4%

AirTran Holdings Inc. (b)	22	346
Alaska Air Group Inc. (b) (l)	7	234
JetBlue Airways Corp. (b) (l)	39	599
		1,179

Apparel - 0.5%

Polo Ralph Lauren Corp. (l)	16	875
Timberland Co. - Class A (b)	14	465
		1,340

Auto Parts & Equipment - 0.7%

ArvinMeritor Inc. (l)	18	258
Bandag Inc.	3	120
BorgWarner Inc.	15	884
Lear Corp. (l)	17	476
Modine Manufacturing Co.	9	295
		2,033

Banks - 4.3%

Associated Bancorp. (l)	35	1,143
Bank of Hawaii Corp.	13	690
Cathay General Bancorp.	13	466
City National Corp.	11	772
Colonial BancGroup Inc.	40	947
Commerce Bancorp. Inc. (l)	44	1,509
Cullen/Frost Bankers Inc.	12	633
FirstMerit Corp.	22	559
Greater Bay Bancorp.	13	331
Investors Financial Services Corp. (l)	17	630
Mercantile Bankshares Corp.	21	1,193
SVB Financial Group (b) (l)	9	415
TCF Financial Corp. (l)	29	799
Texas Regional Bancshares Inc. - Class A	10	297
Webster Financial Corp. (l)	14	652
Westamerica Bancorp. (l)	8	446
Wilmington Trust Corp.	17	682
		12,164

Beverages - 0.1%

PepsiAmericas Inc.	16	375

Biotechnology - 1.7%

Affymetrix Inc. (b)	17	793
Charles River Laboratories International Inc. (b)	19	785
Invitrogen Corp. (b) (l)	14	912
Martek Biosciences Corp. (b) (l)	8	199
Millennium Pharmaceuticals Inc. (b) (l)	80	772
Protein Design Labs Inc. (b) (l)	28	786
Vertex Pharmaceuticals Inc. (b) (l)	25	684
		4,931

Building Materials - 0.3%

Martin Marietta Materials Inc.	12	916

Chemicals - 2.7%

Airgas Inc.	17	546
Albemarle Corp.	10	379
Cabot Corp. (l)	16	574
Chemtura Corp.	61	778
Cytec Industries Inc. (l)	10	468
Ferro Corp.	10	184
FMC Corp. (b)	10	512
Lubrizol Corp.	18	761
Lyondell Chemical Co. (l)	53	1,257
Minerals Technologies Inc.	5	294
Olin Corp.	18	357
RPM International Inc. (l)	30	528
Sensient Technologies Corp.	12	220
Valspar Corp.	26	645
		7,503

Coal - 1.4%

Arch Coal Inc.	16	1,307
Peabody Energy Corp.	34	2,783
		4,090

Commercial Services - 4.4%

Adesa Inc.	22	545
Alliance Data Systems Corp. (b) (l)	18	638
Banta Corp. (l)	6	304
BISYS Group Inc. (b)	30	422
Career Education Corp. (b) (l)	27	895
ChoicePoint Inc. (b)	23	1,037
Corinthian Colleges Inc. (b) (l)	23	273
Corporate Executive Board Co.	10	923
Deluxe Corp.	13	380
DeVry Inc. (b) (l)	15	304
DST Systems Inc. (b) (l)	17	1,000
Education Management Corp. (b)	17	578
Gartner Inc. - Class A (b)	16	208
ITT Educational Services Inc. (b)	10	579
Kelly Services Inc. - Class A	5	121
Korn/Ferry International (b)	10	184
Laureate Education Inc. (b)	13	674
Manpower Inc.	22	1,045
MPS Group Inc. (b)	26	358
Navigant Consulting Inc. (b)	12	257
Quanta Services Inc. (b) (l)	30	394
Rent-A-Center Inc. (b)	19	358
Rollins Inc.	7	140
Sotheby’s Holdings - Class A (b)	11	207
United Rentals Inc. (b) (l)	17	406
Valassis Communications Inc. (b) (l)	12	362
		12,592

Computers - 4.0%

Anteon International Corp. (b)	8	460
Cadence Design Systems Inc. (b) (l)	72	1,212
Ceridian Corp. (b)	38	938

Cognizant Technology Solutions Corp. (b)	35	1,772
Diebold Inc.	18	690
Imation Corp.	9	397
Jack Henry & Associates Inc.	19	371
McData Corp. - Class A (b) (l)	37	141
Mentor Graphics Corp. (b)	19	196
Reynolds & Reynolds Co. - Class A	13	372
SanDisk Corp. (b)	47	2,940
SRA International Inc. - Class A (b)	9	290
Synopsys Inc. (b)	37	747
Western Digital Corp. (b)	55	1,024
		11,550

Data Processing - 1.3%

Acxiom Corp.	20	466
Certegy Inc.	16	649
CSG Systems International (b)	13	284
Dun & Bradstreet Corp. (b)	17	1,160
Fair Isaac Corp.	17	745
MoneyGram International Inc.	22	572
		3,876

Distribution & Wholesale - 1.2%

CDW Corp. (l)	16	933
Fastenal Co. (l)	32	1,251
Ingram Micro Inc.- Class A (b)	30	593
Tech Data Corp. (b)	15	594
		3,371

Diversified Financial Services - 3.3%

AG Edwards Inc.	20	931
AmeriCredit Corp. (b) (l)	36	923
Eaton Vance Corp.	34	921
IndyMac Bancorp. Inc. (l)	16	640
Jefferies Group Inc. (l)	13	574
LaBranche & Co. Inc. (b) (l)	16	160
Legg Mason Inc.	31	3,727
Raymond James Financial Inc. (l)	15	548
SEI Investments Co.	17	613
Waddell & Reed Financial Inc. - Class A	21	438
		9,475

Diversified Machinery - 1.0%

AGCO Corp. (b)	23	374
Flowserve Corp. (b)	14	545
Graco Inc.	18	647
Nordson Corp.	8	343
Tecumseh Products Co.	4	101
Zebra Technologies Corp. (b) (l)	19	798
		2,808

Electric - 4.9%

Alliant Energy Corp.	30	843
Aquila Inc. (b)	94	340
Black Hills Inc.	8	287
DPL Inc. (l)	33	852

Duquesne Light Holdings Inc. (l)	20	322
Energy East Corp.	38	868
Great Plains Energy Inc. (l)	19	539
Hawaiian Electric Industries Inc. (l)	21	542
Idacorp Inc.	11	315
MDU Resources Group Inc.	31	1,011
Northeast Utilities	37	732
NSTAR	28	791
OGE Energy Corp.	23	625
Pepco Holdings Inc. (l)	49	1,091
PNM Resources Inc.	17	420
Puget Energy Inc.	30	608
SCANA Corp.	29	1,152
Sierra Pacific Resources (b)	47	618
Westar Energy Inc.	22	465
Wisconsin Energy Corp.	30	1,178
WPS Resources Corp. (l)	10	570
		14,169

Electrical Components & Equipment - 1.0%

Ametek Inc.	18	768
Energizer Holdings Inc. (b)	18	911
Hubbell Inc. - Class B	16	707
Thomas & Betts Corp. (b)	14	567
		2,953

Electronics - 1.8%

Amphenol Corp. - Class A	23	1,014
Arrow Electronics Inc. (b)	31	978
Avnet Inc. (b)	38	898
Gentex Corp.	40	788
Kemet Corp. (b)	20	144
Plexus Corp. (b)	11	258
Varian Inc. (b)	8	324
Vishay Intertechnology Inc. (b) (l)	48	655
		5,059

Engineering & Construction - 0.5%

Dycom Industries Inc. (b)	12	256
Granite Construction Inc.	9	307
Jacobs Engineering Group Inc. (b)	15	1,013
		1,576

Entertainment - 0.6%

GTECH Holdings Corp.	32	1,024
International Speedway Corp. - Class A	9	420
Macrovision Corp. (b)	12	203
		1,647

Environmental Control - 0.7%

Mine Safety Appliances Co.	7	235
Republic Services Inc. - Class A	32	1,196
Stericycle Inc. (b)	11	676
		2,107

Food - 1.3%

Dean Foods Co. (b) (l)	37	1,387

Hormel Foods Corp.	19	616
JM Smucker Co.	15	664
Ruddick Corp. (l)	8	177
Smithfield Foods Inc. (b)	26	781
Tootsie Roll Industries Inc. (l)	7	199
		3,824

Forest Products & Paper - 0.7%

Bowater Inc. (l)	14	435
Glatfelter (l)	11	150
Longview Fibre Co.	13	272
Potlatch Corp.	7	375
Rayonier Inc. (l)	20	779
		2,011

Gas - 0.8%

AGL Resources Inc. (l)	20	695
Oneok Inc. (l)	26	694
Vectren Corp. (l)	19	515
WGL Holdings Inc. (l)	12	370
		2,274

Hand & Machine Tools - 0.2%

Kennametal Inc.	10	501

Healthcare Products - 3.9%

Advanced Medical Optics Inc. (b) (l)	17	713
Beckman Coulter Inc.	16	910
Cytyc Corp. (b)	29	818
Dentsply International Inc.	20	1,098
Edwards Lifesciences Corp. (b)	15	643
Gen-Probe Inc. (b)	13	639
Henry Schein Inc. (b) (l)	22	981
Hillenbrand Industries Inc. (l)	16	779
Inamed Corp. (b)	9	822
Intuitive Surgical Inc. (b) (l)	9	1,056
STERIS Corp.	18	441
Techne Corp. (b)	10	565
Varian Medical Systems Inc. (b)	34	1,697
		11,162

Healthcare Services - 2.6%

Apria Healthcare Group Inc. (b)	13	303
Community Health Systems Inc. (b)	23	887
Covance Inc. (b)	16	781
Health Net Inc. (b)	29	1,506
LifePoint Hospitals Inc. (b)	15	552
Lincare Holdings Inc. (b)	25	1,061
Renal Care Group Inc. (b)	18	831
Triad Hospitals Inc. (b)	22	871
Universal Health Services Inc.	14	673
		7,465

Holding Companies - Diversified - 0.3%

Leucadia National Corp.	21	1,005

Home Builders - 1.2%

Beazer Homes USA Inc. (l)	11	784
Hovnanian Enterprises Inc. - Class A (b) (l)	9	449
Ryland Group Inc.	12	873
Thor Industries	9	363
Toll Brothers Inc. (b)	31	1,057
		3,526

Home Furnishings - 0.7%

Furniture Brands International Inc. (l)	13	300
Harman International Industries Inc.	17	1,662
		1,962

Household Products - 0.6%

American Greetings Corp.	17	382
Blyth Inc.	6	134
Church & Dwight Co. Inc.	17	547
Scotts Miracle-Gro Co.	11	509
Tupperware Corp.	13	294
		1,866

Insurance - 5.7%

American Financial Group Inc.	12	460
AmerUs Group Co.	10	569
Arthur J Gallagher & Co. (l)	24	754
Brown & Brown Inc. (l)	29	872
Everest Re Group Ltd.	16	1,593
Fidelity National Financial Inc.	45	1,639
First American Corp.	25	1,112
Hanover Insurance Group Inc.	14	577
HCC Insurance Holdings Inc.	27	809
Horace Mann Educators Corp.	11	210
Mercury General Corp. (l)	9	534
Ohio Casualty Corp.	17	470
Old Republic International Corp.	47	1,238
PMI Group Inc.	24	974
Protective Life Corp.	18	787
Radian Group Inc.	22	1,288
Stancorp Financial Group Inc.	14	713
Unitrin Inc.	12	533
WR Berkley Corp.	29	1,372
		16,504

Internet - 1.2%

Avocent Corp. (b)	13	345
Checkfree Corp. (b) (l)	23	1,073
F5 Networks Inc. (b) (l)	10	562
McAfee Inc. (b)	43	1,157
RSA Security Inc. (b)	18	207
		3,344

Iron & Steel - 0.1%

Steel Dynamics Inc.	10	353

Leisure Time - 0.1%

Callaway Golf Co.	17	228

Lodging - 0.2%

Boyd Gaming Corp.	11	525

Machinery - 0.4%

Joy Global Inc. (l)	31	1,254

Manufacturing - 2.2%

Brink’s Co.	15	727
Carlisle Cos. Inc.	8	548
Crane Co.	13	454
Donaldson Co. Inc.	18	565
Federal Signal Corp.	13	189
Harsco Corp.	11	727
Lancaster Colony Corp.	7	247
Pentair Inc. (l)	26	907
SPX Corp. (l)	18	803
Teleflex Inc.	11	685
Trinity Industries Inc. (l)	11	469
		6,321

Media - 1.3%

Belo Corp.	25	535
Emmis Communications Corp. - Class A (b) (l)	9	175
Entercom Communications Corp. (b)	10	294
Lee Enterprises Inc.	11	418
Media General Inc.	6	316
Reader’s Digest Association Inc. - Class A	25	382
Scholastic Corp. (b) (l)	9	255
Washington Post Co.	2	1,154
Westwood One Inc.	18	285
		3,814

Metal Fabrication & Hardware - 1.0%

Precision Castparts Corp.	34	1,773
Timken Co.	21	662
Worthington Industries (l)	18	355
		2,790

Office Furnishings - 0.4%

Herman Miller Inc.	18	507
HNI Corp.	14	784
		1,291

Oil & Gas - 5.4%

Denbury Resources Inc. (b)	30	672
ENSCO International Inc.	39	1,736
Forest Oil Corp. (b) (l)	14	642
Helmerich & Payne Inc. (l)	13	822
Newfield Exploration Co. (b)	33	1,635
Noble Energy Inc.	45	1,813
Patterson-UTI Energy Inc.	44	1,458
Pioneer Natural Resources Co. (l)	34	1,725
Plains Exploration & Production Co. (b)	20	803
Pogo Producing Co. (l)	15	768

Pride International Inc. (b)	41	1,256
Quicksilver Resources Inc. (b)	16	681
Southwestern Energy Co. (b)	42	1,513
		15,524

Oil & Gas Services - 2.2%

Cooper Cameron Corp. (b)	29	1,194
FMC Technologies Inc. (b)	18	760
Grant Prideco Inc. (b)	33	1,445
Hanover Compressor Co. (b) (l)	21	294
Smith International Inc. (l)	52	1,941
Tidewater Inc.	16	697
		6,331

Packaging & Containers - 0.4%

Packaging Corp.	16	374
Sonoco Products Co.	26	751
		1,125

Pharmaceuticals - 3.2%

Barr Laboratories Inc. (b)	27	1,708
Cephalon Inc. (b) (l)	15	970
IVAX Corp. (b)	55	1,736
Omnicare Inc. (l)	30	1,713
Par Pharmaceutical Cos. Inc. (b) (l)	9	275
Perrigo Co.	21	314
Sepracor Inc. (b) (l)	27	1,401
Valeant Pharmaceutical International	24	434
VCA Antech Inc. (b)	21	601
		9,152

Pipelines - 1.4%

Equitable Resources Inc.	31	1,149
National Fuel Gas Co.	22	678
Questar Corp.	22	1,658
Western Gas Resources Inc. (l)	15	699
		4,184

Real Estate Investment Trusts - 3.3%

AMB Property Corp.	22	1,080
Developers Diversified Realty Corp.	28	1,318
Highwoods Properties Inc.	14	387
Hospitality Properties Trust	19	744
Liberty Property Trust (l)	23	970
Macerich Co.	15	1,034
Mack-Cali Realty Corp.	16	690
New Plan Excel Realty Trust (l)	27	620
Regency Centers Corp.	17	1,001
United Dominion Realty Trust Inc.	35	830
Weingarten Realty Investors	21	784
		9,458

Retail - 8.6%

99 Cents Only Stores (b) (l)	12	120
Abercrombie & Fitch Co. - Class A	23	1,470
Advance Auto Parts (b)	28	1,226
Aeropostale Inc. (b)	14	371

American Eagle Outfitters Inc. (l)	35	811
AnnTaylor Stores Corp. (b)	19	650
Applebee’s International Inc. (l)	20	462
Barnes & Noble Inc.	14	605
BJ’s Wholesale Club Inc. (b)	17	502
Bob Evans Farms Inc.	9	211
Borders Group Inc. (l)	18	385
Brinker International Inc.	23	878
Carmax Inc. (b) (l)	27	747
CBRL Group Inc.	12	411
Cheesecake Factory Inc. (b)	20	757
Chico’s FAS Inc. (b)	47	2,044
Claire’s Stores Inc.	26	749
Copart Inc. (b)	18	415
Dollar Tree Stores Inc. (b) (l)	28	664
Foot Locker Inc.	40	955
GameStop Corp. (b) (l)	15	467
Michaels Stores Inc.	35	1,235
MSC Industrial Direct Co. - Class A	14	551
O’Reilly Automotive Inc. (b)	29	923
Outback Steakhouse Inc.	17	706
Pacific Sunwear of California (b)	19	464
Payless Shoesource Inc. (b)	18	444
Petsmart Inc.	37	948
Pier 1 Imports Inc. (l)	22	196
Regis Corp. (l)	12	448
Ross Stores Inc. (l)	38	1,089
Ruby Tuesday Inc.	16	418
Saks Inc. (b)	37	618
Urban Outfitters Inc. (b) (l)	28	719
Williams-Sonoma Inc. (b) (l)	30	1,295
		24,954

Savings & Loans - 1.0%

Astoria Financial Corp.	23	680
Independence Community Bancorp.	19	770
New York Community Bancorp. Inc. (l)	61	1,008
Washington Federal Inc.	22	516
		2,974

Semiconductors - 3.3%

Atmel Corp. (b)	110	339
Cabot Microelectronics Corp. (b) (l)	6	170
Credence Systems Corp. (b)	24	166
Cree Inc. (b) (l)	19	476
Cypress Semiconductor Corp. (b) (l)	34	490
Fairchild Semiconductor International Inc. (b)	30	505
Integrated Device Technology Inc. (b)	51	677
International Rectifier Corp. (b)	18	582
Intersil Corp. (l)	40	984
Lam Research Corp. (b) (l)	35	1,255
Lattice Semiconductor Corp. (b)	30	130
MEMC Electronic Materials Inc. (b)	41	898

Micrel Inc. (b)	16	183
Microchip Technology Inc.	54	1,732
Semtech Corp. (b)	19	342
Silicon Laboratories Inc. (b) (l)	11	409
Triquint Semiconductor Inc. (b)	33	147
		9,485

Software - 0.9%

Activision Inc. (b)	70	962
Advent Software Inc. (b)	5	138
National Instruments Corp. (l)	14	454
Sybase Inc. (b)	23	511
Transaction Systems Architects Inc. (b)	10	278
Wind River Systems Inc. (b)	19	288
		2,631

Telecommunications - 0.4%

Cincinnati Bell Inc. (b)	63	220
Telephone & Data Systems Inc.	27	964
		1,184

Telecommunications Equipment - 1.3%

3Com Corp. (b)	98	352
Adtran Inc. (l)	17	499
CommScope Inc. (b)	14	286
Harris Corp.	34	1,476
Newport Corp. (b)	9	124
Plantronics Inc.	12	347
Polycom Inc. (b)	25	382
Utstarcom Inc. (b) (l)	24	197
		3,663

Textiles - 0.4%

Mohawk Industries Inc. (b)	14	1,185

Tobacco - 0.1%

Universal Corp.	7	290

Transportation - 2.6%

Alexander & Baldwin Inc. (l)	11	614
CH Robinson Worldwide Inc. (l)	44	1,633
CNF Inc.	14	756
Expeditors International Washington Inc. (l)	27	1,854
GATX Corp.	12	450
JB Hunt Transport Services Inc.	33	741
Overseas Shipholding Group	8	386
Swift Transportation Co. Inc. (b) (l)	14	276
Werner Enterprises Inc. (l)	13	264
Yellow Roadway Corp. (b)	15	667
		7,641

Water - 0.3%

Aqua America Inc.	33	903

Wireless Telecommunications - 0.2%

Powerwave Technologies Inc. (b)	29	358

RF Micro Devices Inc. (b)	48	261
619

Total Common Stocks (cost $238,323)	280,536

Short Term Investments - 22.3%

Money Market Funds - 2.2%

JNL Money Market Fund, 4.13% (a) (n)	6,216	6,216

Securities Lending Collateral - 20.0%

Mellon GSL Delaware Business Trust Collateral Fund (n)	57,822	57,822

U.S. Treasury Bills - 0.1%

U.S. Treasury Bill, 3.93%, 03/09/06 (m)	400	397
Total Short Term Investments (cost $64,435)		64,435

Total Investments - 119.5% (cost $302,758)	344,971
Other Assets and Liabilities, Net - (19.5%)	(56,240)
Total Net Assets - 100%	$288,731

JNL/Mellon Capital Management S&P 500 Index Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Non-cyclical	20.8%
Financial	20.4%
Industrial	11.0%
Technology	11.0%
Communications	9.8%
Energy	8.9%
Consumer, Cyclical	8.3%
Money Market Investment	3.6%
Utilities	3.2%
Basic Materials	2.8%
Government	0.2%
100.0%

Common Stocks - 96.4%

Advertising - 0.2%

Interpublic Group of Cos. Inc. (b) (l)	15	$145
Omnicom Group Inc.	7	570
		715

Aerospace & Defense - 1.9%

Boeing Co.	30	2,105
General Dynamics Corp.	7	840
Goodrich Corp.	4	167
L-3 Communicaitons Holdings Inc.	4	326
Lockheed Martin Corp.	13	837
Northrop Grumman Corp.	13	788
Raytheon Co.	17	666
Rockwell Collins Inc.	6	290

United Technologies Corp.	37	2,092
8,111

Agriculture - 0.3%

Archer-Daniels-Midland Co.	24	590
Monsanto Co.	10	765
		1,355

Airlines - 0.1%

Southwest Airlines Co.	26	420

Apparel - 0.4%

Coach Inc. (b)	13	449
Jones Apparel Group Inc.	4	126
Liz Claiborne Inc.	4	135
Nike Inc. - Class B	7	609
Reebok International Ltd.	2	117
VF Corp.	4	196
		1,632

Auto Manufacturers - 0.3%

Ford Motor Co.	68	526
General Motors Corp. (l)	21	404
Navistar International Corp. (b)	2	70
Paccar Inc.	6	437
		1,437

Auto Parts & Equipment - 0.2%

Cooper Tire & Rubber Co. (l)	2	36
Dana Corp. (l)	6	42
Goodyear Tire & Rubber Co. (b) (l)	7	123
Johnson Controls Inc.	7	518
		719

Banks - 6.0%

AmSouth Bancorp. (l)	13	336
Bank of America Corp. (l)	146	6,759
Bank of New York Co. Inc.	29	908
BB&T Corp.	20	841
Comerica Inc.	6	335
Compass Bancshares Inc.	4	210
Fifth Third Bancorp.	20	751
First Horizon National Corp. (l)	5	180
Huntington Bancshares Inc.	8	196
KeyCorp	15	496
M&T Bank Corp.	3	311
Marshall & Ilsley Corp.	8	330
Mellon Financial Corp.	15	508
National City Corp. (l)	20	682
North Fork Bancorp. Inc.	18	482
Northern Trust Corp.	7	344
PNC Financial Services Group Inc.	11	660
Regions Financial Corp.	17	578
State Street Corp.	12	673
SunTrust Banks Inc.	13	966
Synovus Financial Corp.	11	297

US Bancorp.	67	1,995
Wachovia Corp.	58	3,042
Wells Fargo & Co.	62	3,869
Zions Bancorp.	4	294
		26,043

Beverages - 2.0%

Anheuser-Busch Cos. Inc.	28	1,221
Brown-Forman Corp. - Class B	3	224
Coca-Cola Co.	76	3,053
Coca-Cola Enterprises Inc.	11	204
Constellation Brands Inc. - Class A (b)	7	181
Molson Coors Brewing Co.	2	135
Pepsi Bottling Group Inc.	6	160
PepsiCo Inc.	61	3,599
		8,777

Biotechnology - 1.2%

Amgen Inc. (b)	45	3,549
Biogen Idec Inc. (b)	12	564
Chiron Corp. (b)	4	191
Genzyme Corp. (b)	9	667
Medimmune Inc. (b)	9	304
Millipore Corp. (b)	2	116
		5,391

Building Materials - 0.2%

American Standard Cos. Inc.	6	258
Masco Corp.	16	479
Vulcan Materials Co.	4	258
		995

Chemicals - 1.2%

Air Products & Chemicals Inc.	8	465
Ashland Inc.	3	152
Dow Chemical Co.	35	1,545
E.I. du Pont de Nemours & Co. (l)	35	1,468
Eastman Chemical Co.	3	158
Ecolab Inc.	6	236
Engelhard Corp.	4	128
Hercules Inc. (b)	4	40
International Flavors & Fragrances Inc.	3	86
PPG Industries Inc.	6	347
Rohm & Haas Co.	6	271
Sherwin-Williams Co.	4	202
Sigma-Aldrich Corp. (l)	2	151
		5,249

Commercial Services - 0.9%

Apollo Group Inc. - Class A (b)	5	312
Cendant Corp.	38	663
Convergys Corp. (b)	5	81
Equifax Inc.	4	171
H&R Block Inc.	12	295
McKesson Corp.	11	585

Moody’s Corp.	9	571
Paychex Inc.	12	467
Robert Half International Inc.	6	239
RR Donnelley & Sons Co.	8	273
		3,657

Computers - 3.8%

Affiliated Computer Services Inc. - Class A (b) (l)	5	276
Apple Computer Inc. (b)	30	2,180
Computer Sciences Corp. (b)	7	346
Dell Inc. (b)	87	2,624
Electronic Data Systems Corp.	18	442
EMC Corp. (b)	88	1,201
Gateway Inc. (b) (l)	10	26
Hewlett-Packard Co.	105	2,993
International Business Machines Corp.	58	4,783
Lexmark International Inc. (b) (l)	4	187
NCR Corp. (b)	7	2 36
Network Appliance Inc. (b)	13	351
Sun Microsystems Inc. (b)	125	526
Unisys Corp. (b)	12	70
		16,241

Cosmetics & Personal Care - 2.1%

Alberto-Culver Co. - Class B	3	117
Avon Products Inc.	17	477
Colgate-Palmolive Co.	19	1,043
Proctor & Gamble Co.	123	7,143
		8,780

Data Processing - 0.6%

Automatic Data Processing Inc.	21	975
First Data Corp.	28	1,214
Fiserv Inc. (b)	7	302
		2,491

Distribution & Wholesale - 0.1%

Genuine Parts Co.	6	270
WW Grainger Inc.	3	197
		467

Diversified Financial Services - 8.1%

American Express Co.	45	2,331
Ameriprise Financial Inc.	9	356
Bear Stearns Cos. Inc.	4	479
Capital One Financial Corp.	11	914
Charles Schwab Corp.	37	545
CIT Group Inc.	7	386
Citigroup Inc.	186	9,023
Countrywide Financial Corp.	22	746
E*Trade Financial Corp. (b)	15	317
Fannie Mae	35	1,726
Federated Investors Inc. - Class B	3	101
Franklin Resources Inc.	5	514
Freddie Mac	25	1,650
Goldman Sachs Group Inc.	17	2,168

Janus Capital Group Inc.	8	150
JPMorgan Chase & Co.	128	5,084
Lehman Brothers Holdings Inc.	10	1,275
MBNA Corp.	46	1,250
Merrill Lynch & Co. Inc. (l)	34	2,290
Morgan Stanley	40	2,250
SLM Corp.	15	844
TRowe Price Group Inc.	5	333
		34,732

Diversified Machinery - 0.3%

Cummins Inc. (l)	2	139
Deere & Co.	9	604
Rockwell Automation Inc.	6	381
		1,124

E - Commerce - 0.6%

Amazon.Com Inc. (b)	11	534
eBay Inc. (b)	41	1,793
Monster Worldwide Inc. (b)	5	191
		2,518

Electric - 3.0%

AES Corp. (b)	24	382
Allegheny Energy Inc. (b)	6	184
Ameren Corp. (l)	8	385
American Electric Power Co. Inc.	14	536
Centerpoint Energy Inc. (l)	11	135
Cinergy Corp. (l)	7	295
CMS Energy Corp. (b)	8	116
Consolidated Edison Inc. (l)	9	401
Constellation Energy Group Inc.	6	364
Dominion Resources Inc.	12	963
DTE Energy Co. (l)	6	271
Duke Energy Corp. (l)	34	931
Dynegy Inc. - Class A (b) (l)	12	57
Edison International Inc.	12	523
Entergy Corp.	8	524
Exelon Corp.	25	1,303
FirstEnergy Corp.	12	594
FPL Group Inc.	14	601
PG&E Corp. (l)	14	509
Pinnacle West Capital Corp.	4	155
PPL Corp.	14	411
Progress Energy Inc. (l)	9	407
Public Service Enterprise Group Inc. (l)	9	559
Southern Co. (l)	27	944
TECO Energy Inc. (l)	7	121
TXU Corp.	18	884
Xcel Energy Inc. (l)	14	263
		12,818

Electrical Components & Equipment - 0.3%

American Power Conversion Corp.	6	143
Emerson Electric Co.	15	1,129

Molex Inc.	5	132
1,404

Electronics - 0.5%

Agilent Technologies Inc. (b)	16	541
Applera Corp. - Applied Biosystems Group	7	180
Fisher Scientific International Inc. (b) (l)	4	266
Jabil Circuit Inc. (b)	6	240
PerkinElmer Inc.	5	108
Sanmina-SCI Corp. (b) (l)	20	85
Solectron Corp. (b)	33	120
Symbol Technologies Inc.	8	106
Tektronix Inc.	3	80
Thermo Electron Corp. (b)	6	167
Waters Corp. (b)	4	151
		2,044

Engineering & Construction - 0.1%

Fluor Corp.	3	250

Entertainment - 0.1%

International Game Technology	12	370

Environmental Control - 0.2%

Allied Waste Industries Inc. (b) (l)	9	82
Waste Management Inc.	21	627
		709

Food - 1.4%

Albertson’s Inc. (l)	13	278
Campbell Soup Co.	7	194
ConAgra Foods Inc.	19	387
General Mills Inc.	13	663
H.J. Heinz Co.	13	424
Hershey Foods Corp.	7	376
Kellogg Co.	9	391
Kroger Co. (b)	27	504
McCormick & Co. Inc.	5	140
Safeway Inc.	17	392
Sara Lee Corp.	28	526
Supervalu Inc.	5	149
Sysco Corp.	23	721
Tyson Foods Inc.	9	152
Whole Foods Market Inc.	4	333
WM Wrigley Jr Co.	6	424
		6,054

Forest Products & Paper - 0.4%

International Paper Co.	17	585
Louisiana-Pacific Corp.	4	107
MeadWestvaco Corp.	7	193
Plum Creek Timber Co. Inc.	6	234
Temple-Inland Inc.	4	175
Weyerhaeuser Co.	9	585
		1,879

Gas - 0.4%

KeySpan Corp.	6	220
Nicor Inc. (l)	2	69
NiSource Inc.	10	211
Peoples Energy Corp. (l)	1	47
Praxair Inc.	12	629
Sempra Energy	9	407
		1,583

Hand & Machine Tools - 0.1%

Black & Decker Corp.	3	261
Snap-On Inc. (l)	2	84
Stanley Works	3	123
		468

Healthcare Products - 3.4%

Bausch & Lomb Inc.	2	128
Baxter International Inc.	23	859
Becton Dickinson & Co.	9	532
Biomet Inc.	9	322
Boston Scientific Corp. (b)	22	532
CR Bard Inc.	4	258
Guidant Corp.	12	758
Johnson & Johnson	108	6,517
Medtronic Inc.	44	2,545
Patterson Cos. Inc. (b) (l)	5	172
St. Jude Medical Inc. (b)	13	672
Stryker Corp.	10	455
Zimmer Holdings Inc. (b)	9	613
		14,363

Healthcare Services - 2.0%

Aetna Inc.	11	1,001
Coventry Health Care Inc. (b)	6	324
HCA Inc.	16	817
Health Management Associates Inc. (l)	9	192
Humana Inc. (b)	6	324
Laboratory Corp. (b)	5	271
Manor Care Inc.	3	130
Quest Diagnostics Inc. (l)	6	317
Tenet Healthcare Corp. (b) (l)	16	120
UnitedHealth Group Inc.	50	3,113
WellPoint Inc. (b)	24	1,877
		8,486

Home Builders - 0.3%

Centex Corp.	5	324
DR Horton Inc.	10	360
KB Home	3	213
Lennar Corp. (l)	5	287
Pulte Homes Inc.	8	298
		1,482

Home Furnishings - 0.1%

Maytag Corp.	2	40
Whirlpool Corp.	2	189

229

Household Products - 0.5%

Clorox Co.	6	320
Fortune Brands Inc.	5	420
Kimberly-Clark Corp.	17	1,040
Newell Rubbermaid Inc.	10	230
		2,010

Insurance - 5.0%

ACE Ltd.	12	622
Aflac Inc.	18	853
Allstate Corp.	24	1,299
AMBAC Financial Group Inc.	4	306
American International Group Inc.	95	6,454
Aon Corp.	11	404
Chubb Corp.	7	711
Cigna Corp.	5	528
Cincinnati Financial Corp.	6	276
Genworth Financial Inc. - Class A	14	474
Hartford Financial Services Group Inc.	11	943
Jefferson-Pilot Corp.	5	285
Lincoln National Corp.	6	323
Loews Corp.	5	474
Marsh & McLennan Cos. Inc.	20	625
MBIA Inc.	5	283
Metlife Inc.	28	1,355
MGIC Investment Corp.	3	220
Principal Financial Group	10	488
Progressive Corp.	7	844
Prudential Financial Inc.	19	1,373
Safeco Corp.	5	263
St. Paul Travelers Cos. Inc.	25	1,104
Torchmark Corp.	4	205
UnumProvident Corp. (l)	11	239
XL Capital Ltd. - Class A (l)	6	435
		21,386

Internet - 0.6%

Symantec Corp. (b)	44	767
Yahoo! Inc. (b) (l)	46	1,795
		2,562

Iron & Steel - 0.2%

Allegheny Technologies Inc.	3	117
Nucor Corp.	6	386
United States Steel Corp. (l)	4	186
		689

Leisure Time - 0.4%

Brunswick Corp.	3	132
Carnival Corp.	16	846
Harley-Davidson Inc. (l)	10	520
Sabre Holdings Corp. (l)	5	112
		1,610

Lodging - 0.4%

Harrah’s Entertainment Inc.	7	483
Hilton Hotels Corp.	12	279
Marriott International Inc. - Class A	6	425
Starwood Hotels & Resorts Worldwide Inc.	8	504
		1,691

Machinery - 0.3%

Caterpillar Inc.	25	1,429

Manufacturing - 5.4%

3M Corp.	28	2,165
Cooper Industries Ltd. - Class A	3	251
Danaher Corp.	9	488
Dover Corp.	7	289
Eastman Kodak Co. (l)	10	237
Eaton Corp.	5	366
General Electric Corp.	386	13,538
Honeywell Inernational Inc.	31	1,166
Illinois Tool Works Inc.	8	674
Ingersoll-Rand Co. Ltd. - Class A	12	483
ITT Industries Inc.	3	338
Leggett & Platt Inc.	6	146
Pall Corp.	4	117
Parker Hannifin Corp.	4	279
Textron Inc.	5	381
Tyco International Ltd.	74	2,133
		23,051

Media - 3.1%

Clear Channel Communications Inc.	19	613
Comcast Corp. - Class A (b)	80	2,081
Dow Jones & Co. Inc. (l)	2	71
EW Scripps Co.	3	158
Gannett Co. Inc.	9	543
Knight Ridder Inc.	3	161
McGraw-Hill Cos. Inc.	14	709
Meredith Corp. (l)	1	76
New York Times Co. - Class A (l)	5	130
News Corp. Inc.	90	1,393
Time Warner Inc.	171	2,987
Tribune Co.	9	283
Univision Communications Inc. - Class A (b) (l)	8	239
Viacom Inc. - Class B (b)	58	1,888
Walt Disney Co.	73	1,760
		13,092

Mining - 0.6%

Alcoa Inc.	32	946
Freeport-McMoRan Copper & Gold Inc. (l)	7	353
Newmont Mining Corp.	16	874
Phelps Dodge Corp.	4	538
		2,711

Office & Business Equipment - 0.2%

Pitney Bowes Inc.	8	358

Xerox Corp. (b) (l)	34	499
857

Office Furnishings - 0.1%

Avery Dennison Corp.	4	216

Oil & Gas - 7.5%

Amerada Hess Corp.	3	371
Anadarko Petroleum Corp.	9	821
Apache Corp.	12	826
Burlington Resources Inc.	14	1,203
Chevron Corp.	82	4,661
ConocoPhillips	51	2,954
Devon Energy Corp.	17	1,037
EOG Resources Inc.	9	634
Exxon Mobil Corp.	228	12,826
Kerr-McGee Corp.	4	372
Marathon Oil Corp.	13	818
Murphy Oil Corp.	6	314
Nabors Industries Ltd. (b)	6	423
Noble Corp.	5	342
Occidental Petroleum Corp.	15	1,168
Rowan Cos Inc.	4	142
Sunoco Inc.	5	396
Transocean Inc. (b)	12	841
Valero Energy Corp.	22	1,154
XTO Energy Inc.	13	583
		31,886

Oil & Gas Services - 1.2%

Baker Hughes Inc.	12	760
BJ Services Co.	11	417
Halliburton Co.	19	1,152
National Oilwell Varco Inc. (b)	6	386
Schlumberger Ltd.	21	2,087
Weatherford International Ltd. (b)	12	442
		5,244

Packaging & Containers - 0.1%

Ball Corp.	4	150
Bemis Co.	4	100
Pactiv Corp. (b)	5	107
Sealed Air Corp. (b)	3	160
		517

Pharmaceuticals - 5.7%

Abbott Laboratories	57	2,237
Allergan Inc.	5	500
AmerisourceBergen Corp.	8	319
Bristol-Myers Squibb Co.	71	1,643
Cardinal Health Inc.	16	1,074
Caremark Rx Inc. (b)	16	854
Eli Lilly & Co.	41	2,343
Express Scripts Inc. (b)	5	460
Forest Laboratories Inc. (b)	13	509

Gilead Sciences Inc. (b)	17	880
Hospira Inc. (b)	6	241
King Pharmaceuticals Inc. (b)	9	146
Medco Health Solutions Inc. (b)	11	624
Merck & Co. Inc.	80	2,550
Mylan Laboratories Inc.	9	180
Pfizer Inc.	269	6,266
Schering-Plough Corp.	54	1,126
Watson Pharmaceuticals Inc. (b)	4	120
Wyeth	49	2,256
		24,328

Pipelines - 0.3%

El Paso Corp. (l)	23	283
Kinder Morgan Inc.	4	356
Williams Cos. Inc.	21	488
		1,127

Real Estate Investment Trusts - 0.7%

Apartment Investment & Management Co.	3	125
Archstone-Smith Trust	8	315
Equity Office Properties Trust	15	459
Equity Residential	11	414
Prologis	9	419
Public Storage Inc.	3	198
Simon Property Group Inc.	7	515
Vornado Realty Trust	4	347
		2,792

Retail - 5.7%

Autonation Inc. (b) (l)	7	148
Autozone Inc. (b)	2	204
Bed Bath & Beyond Inc. (b)	10	377
Best Buy Co. Inc.	15	640
Big Lots Inc. (b) (l)	5	55
Circuit City Stores Inc.	6	125
Costco Wholesale Corp.	18	869
CVS Corp.	30	788
Darden Restaurants Inc.	5	191
Dillard’s Inc. - Class A	3	62
Dollar General Corp.	12	228
Family Dollar Stores Inc.	6	142
Federated Department Stores Inc.	10	646
Gap Inc.	21	378
Home Depot Inc.	78	3,161
JC Penney Corp. Inc.	9	512
Kohl’s Corp. (b)	13	615
Limited Brands	13	281
Lowe’s Cos. Inc.	28	1,898
McDonald’s Corp.	46	1,541
Nordstrom Inc.	8	310
Office Depot Inc. (b)	11	351
OfficeMax Inc.	2	63
RadioShack Corp.	5	115

Sears Holdings Corp. (b) (l)	4	427
Staples Inc.	27	613
Starbucks Corp. (b)	28	846
Target Corp.	32	1,776
Tiffany & Co. (l)	5	192
TJX Cos. Inc.	16	382
Walgreen Co.	37	1,653
Wal-Mart Stores Inc.	91	4,262
Wendy’s International Inc.	4	238
Yum! Brands Inc.	11	492
		24,581

Savings & Loans - 0.6%

Golden West Financial Corp.	9	616
Sovereign Bancorp Inc.	13	290
Washington Mutual Inc. (l)	36	1,586
		2,492

Semiconductors - 3.1%

Advanced Micro Devices Inc. (b) (l)	14	430
Altera Corp. (b)	13	244
Analog Devices Inc.	13	474
Applied Materials Inc.	59	1,066
Applied Micro Circuits Corp. (b)	13	34
Broadcom Corp. - Class A (b)	10	477
Freescale Semiconductor Inc. (b)	14	360
Intel Corp.	222	5,544
KLA-Tencor Corp.	7	344
Linear Technology Corp.	11	392
LSI Logic Corp. (b)	14	110
Maxim Integrated Products Inc.	12	438
Micron Technology Inc. (b) (l)	22	289
National Semiconductor Corp.	13	331
Novellus Systems Inc. (b)	5	115
Nvidia Corp. (b)	7	246
PMC - Sierra Inc. (b) (l)	5	40
QLogic Corp. (b)	3	101
Teradyne Inc. (b)	7	105
Texas Instruments Inc.	59	1,902
Xilinx Inc.	12	311
		13,353

Software - 3.3%

Adobe Systems Inc.	22	819
Autodesk Inc.	8	346
BMC Software Inc. (b)	7	152
Citrix Systems Inc. (b)	6	169
Computer Associates International Inc.	17	481
Compuware Corp. (b)	14	128
Electronic Arts Inc. (b)	11	571
IMS Health Inc.	8	199
Intuit Inc. (b) (l)	7	358
Mercury Interactive Corp. (b)	3	85
Microsoft Corp.	336	8,780

Novell Inc. (b) (l)	13	119
Oracle Corp. (b)	138	1,682
Parametric Technology Corp. (b)	10	61
Siebel Systems Inc.	20	207
		14,157

Telecommunications - 2.9%

Alltel Corp.	14	882
AT&T Inc.	143	3,504
BellSouth Corp.	67	1,814
CenturyTel Inc.	5	153
Citizens Communications Co. (l)	12	141
Qwest Communications International Inc. (b) (l)	59	333
Sprint Nextel Corp. (l)	107	2,501
Verizon Communications Inc.	101	3,038
		12,366

Telecommunications Equipment - 1.5%

ADC Telecommunications Inc. (b)	5	101
Andrew Corp. (b) (l)	5	53
Avaya Inc. (b)	16	173
Ciena Corp. (b)	16	49
Cisco Systems Inc. (b)	227	3,892
Comverse Technology Inc. (b)	8	200
Corning Inc. (b)	54	1,059
JDS Uniphase Corp. (b)	58	137
Lucent Technologies Inc. (b) (l)	158	419
Scientific-Atlanta Inc.	6	246
Tellabs Inc. (b)	16	170
		6,499

Textiles - 0.0%

Cintas Corp.	5	210

Tobacco - 1.5%

Altria Group Inc.	76	5,698
Reynolds American Inc. (l)	3	310
UST Inc.	6	249
		6,257

Toys & Hobbies - 0.1%

Hasbro Inc.	6	124
Mattel Inc. (l)	14	219
		343

Transportation - 1.7%

Burlington Northern Santa Fe Corp.	14	969
CSX Corp.	8	389
FedEx Corp.	11	1,146
Norfolk Southern Corp.	15	666
Ryder System Inc.	3	108
Union Pacific Corp.	10	780
United Parcel Service Inc. - Class B	40	3,036
		7,094

Wireless Telecommunications - 1.1%

Motorola Inc.	90	2,037

Qualcomm Inc.	60	2,564
4,601

Total Common Stocks (cost $367,249)	412,144

Short Term Investments - 9.1%

Money Market Funds - 3.6%

JNL Money Market Fund, 4.13% (a) (n)	15,503	15,503

Securities Lending Collateral - 5.3%

Mellon GSL Delaware Business Trust Collateral Fund (n)	22,626	22,626

U.S. Treasury Bills - 0.2%

U.S. Treasury Bill, 3.93%, 03/09/06 (m)	1,000	993
Total Short Term Investments (cost $39,122)		39,122

Total Investments - 105.5% (cost $406,371)	451,266
Other Assets and Liabilities, Net - (5.5%)	(23,354)
Total Net Assets - 100%	$427,912

JNL/Mellon Capital Management Small Cap Index Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	20.7%
Consumer, Non-cyclical	18.8%
Industrial	13.9%
Consumer, Cyclical	12.9%
Technology	10.5%
Communications	9.2%
Energy	6.2%
Basic Materials	3.7%
Utilities	2.4%
Money Market Investment	1.3%
Diversified	0.2%
Government	0.2%
100.0%

Common Stocks - 98.5%

Advertising - 0.3%

Advo Inc.	6	$183
Catalina Marketing Corp.	10	256
Greenfield Online Inc. (b)	3	17
Marchex Inc. - Class B (b) (l)	3	76
Sitel Corp. (b)	9	27
Valuevision Media Inc. (b)	5	57
Ventiv Health Inc. (b)	5	119
		735

Aerospace & Defense - 1.3%

AAR Corp. (b)	6	149
ARGON ST Inc. (b)	1	46

Armor Holdings Inc. (b)	7	290
BE Aerospace Inc. (b)	11	238
Curtiss-Wright Corp.	4	236
DRS Technologies Inc.	5	264
Ducommun Inc. (b)	1	23
EDO Corp.	3	75
Engineered Support Systems Inc.	8	339
Esterline Technologies Corp. (b)	5	172
GenCorp Inc. (b)	11	193
Heico Corp. (l)	4	106
Herley Industries Inc. (b)	2	40
Innovative Solutions & Support Inc. (b)	2	28
K&F Industries Holdings Inc. (b)	3	51
Kaman Corp. - Class A	4	77
Moog Inc. - Class A (b)	7	187
MTC Technologies Inc. (b)	2	50
Orbital Sciences Corp. (b) (l)	11	147
Sequa Corp. - Class A (b)	1	83
Teledyne Technologies Inc. (b)	6	183
Triumph Group Inc. (b)	3	109
United Industrial Corp. (l)	2	79
		3,165

Agriculture - 0.2%

Alico Inc.	1	37
Andersons Inc.	1	49
Delta & Pine Land Co.	7	156
Maui Land & Pineapple Co. Inc. (b)	1	19
Tejon Ranch Co. (b)	2	63
UAP Holding Corp.	6	131
		455

Airlines - 0.6%

AirTran Holdings Inc. (b) (l)	16	262
Alaska Air Group Inc. (b) (l)	5	195
Continental Airlines Inc. - Class B (b)	17	359
ExpressJet Holdings Inc. (b)	8	64
Frontier Airlines Inc. (b) (l)	7	60
MAIR Holdings Inc. (b) (l)	1	5
Mesa Air Group Inc. (b)	6	59
Pinnacle Airlines Corp. (b) (l)	4	24
Republic Airways Holdings Inc. (b)	3	48
SkyWest Inc.	11	302
World Air Holdings Inc. (b)	4	39
		1,417

Alternative Energy - 0.5%

Covanta Holding Corp. (b)	21	321
Evergreen Solar Inc. (b) (l)	8	86
Fuelcell Energy Inc. (b) (l)	10	88
Headwaters Inc. (b) (l)	8	291
KFX Inc. (b) (l)	11	186
Pacific Ethanol Inc. (b) (l)	1	9
Plug Power Inc. (b) (l)	10	53

Quantum Fuel Systems Technologies Worldwide Inc. (b) (l)	9	23
Syntroleum Corp. (b) (l)	7	68
		1,125

Apparel - 1.0%

Carter’s Inc. (b)	4	217
Cherokee Inc.	2	58
Deckers Outdoor Corp. (b) (l)	2	53
dELiA*s Inc. (b) (l)	4	32
DHB Industries Inc. (b)	5	21
Guess ? Inc. (b)	3	108
Gymboree Corp. (b)	6	134
Hampshire Group Ltd. (b)	-	10
Hartmarx Corp. (b)	5	38
Kellwood Co.	5	124
K-Swiss Inc. - Class A	5	165
Maidenform Brands Inc. (b)	3	36
Oxford Industries Inc.	3	156
Perry Ellis International Inc. (b)	2	31
Phillips-Van Heusen	7	211
Russell Corp.	7	95
Skechers U.S.A. Inc. - Class A (b)	5	70
Steven Madden Ltd. (b)	3	88
Stride Rite Corp.	6	86
Volcom Inc. (b)	1	35
Warnaco Group Inc. (b)	9	247
Weyco Group Inc.	1	18
Wolverine World Wide Inc.	12	259
		2,292

Auto Manufacturers - 0.1%

ASV Inc. (b)	4	92
Wabash National Corp.	6	106
		198

Auto Parts & Equipment - 0.7%

Accuride Corp. (b)	2	24
Aftermarket Technology Corp. (b)	5	92
American Axle & Manufacturing Holdings Inc. (l)	8	144
ArvinMeritor Inc.	13	190
Bandag Inc.	2	91
Commercial Vehicle Group Inc. (b)	3	51
Cooper Tire & Rubber Co. (l)	12	180
Hayes Lemmerz International Inc. (b)	8	26
Keystone Automotive Industries Inc. (b)	3	103
Modine Manufacturing Co.	7	227
Noble International Ltd.	1	19
R&B Inc. (b)	1	7
Sports Resorts International Inc. (b) (l)	1	1
Standard Motor Products Inc.	2	16
Strattec Security Corp. (b)	1	27
Superior Industries International (l)	4	89
Tenneco Automotive Inc. (b)	8	159
Titan International Inc. (l)	3	50

Visteon Corp. (b) (l)	24	148
1,644

Banks - 7.9%

1st Source Corp.	2	56
Alabama National Bancorp.	3	163
Amcore Financial Inc.	4	133
AmericanWest Bancorp. (b)	2	45
Ameris Bancorp.	2	36
Ames National Corp. (l)	1	15
Arrow Financial Corp.	2	49
Banc Corp. (b)	2	27
BancFirst Corp.	1	56
Bancorp Inc. (b)	1	25
BancorpSouth Inc. (l)	15	342
BancTrust Financial Group Inc. (l)	1	27
Bank Mutual Corp.	12	126
Bank of Granite Corp.	2	45
Bank of the Ozarks Inc.	2	76
BankFinancial Corp. (b)	5	73
Banner Corp.	2	55
Boston Private Financial Holdings Inc.	7	210
Bryn Mawr Bank Corp.	1	25
Camden National Corp. (l)	1	44
Capital City Bank Group Inc.	2	74
Capital Corp.	2	51
Capital Crossing Bank (b)	1	34
Capitol Bancorp Ltd.	3	100
Cardinal Financial Corp.	6	63
Cascade Bancorp.	3	79
Cathay General Bancorp.	9	324
Cavalry Bancorp. Inc.	-	7
Centennial Bank Holdings Inc. (b) (l)	12	154
Center Financial Corp.	2	57
Central Coast Bancorp. (b)	2	60
Central Pacific Financial Corp.	6	218
Chemical Financial Corp.	5	152
Chittenden Corp.	9	243
Citizens & Northern Corp. (l)	2	39
Citizens Banking Corp.	8	226
City Bank	1	47
City Holdings Co.	3	120
Coastal Financial Corp. (l)	3	44
CoBiz Inc.	3	46
Colony Bankcorp Inc. (l)	1	23
Columbia Bancorp.	1	47
Columbia Banking System Inc.	3	87
Commercial Bankshares Inc. (l)	1	18
Community Bancorp. (b)	1	27
Community Bank System Inc.	6	131
Community Banks Inc.	5	126
Community Trust Bancorp. Inc.	3	91

Corus Bankshares Inc.	4	210
CVB Financial Corp.	9	193
Enterprise Financial Services Corp. (b)	1	28
EuroBancshares Inc. (b)	2	29
Exchange National Bancshares Inc.	1	15
Farmers Capital Bancorp.	1	27
Financial Institutions Inc.	1	26
First Bancorp.	16	219
First Bancorp.	2	47
First Busey Corp.	3	58
First Charter Corp.	6	137
First Citizens Bancorp. (l)	-	8
First Citizens BancShares Inc. - Class A	1	199
First Commonwealth Financial Corp.	14	178
First Community Bancorp. Inc.	3	160
First Community Bancshares Inc.	2	63
First Financial Bancorp.	7	128
First Financial Bankshares Inc.	4	124
First Financial Corp. (l)	3	72
First Indiana Corp.	2	64
First Merchants Corp.	4	96
First Midwest Bancorp Inc.	9	317
First Oak Brook Bancshares Inc.	1	30
First Regional Bancorp. (b)	-	26
First Republic Bank	4	149
First South Bancorp Inc. (l)	-	11
First State Bancorp.	3	75
FNB Corp.	12	232
Foothill Independent Bancorp.	1	16
Fremont General Corp. (l)	12	283
Frontier Financial Corp.	5	150
GB&T Bancshares Inc. (l)	2	51
German American Bancorp.	2	21
Glacier Bancorp. Inc.	6	174
Gold Bancorp. Inc.	8	145
Great Southern Bancorp. Inc. (l)	2	50
Greater Bay Bancorp.	10	247
Greater Community Bancorp.	-	-
Greene County Bancshares Inc.	2	50
Hancock Holding Co.	5	192
Hanmi Financial Corp.	8	136
Harleysville National Corp.	5	95
Heartland Financial USA Inc.	1	32
Heritage Commerce Corp. (b)	2	46
Hudson United Bancorp.	9	369
IBERIABANK Corp.	2	95
Independent Bancorp.	7	200
Integra Bancorp.	3	56
Interchange Financial Services Corp.	4	65
International Bancshares Corp.	-	2
Irwin Financial Corp.	3	71

Lakeland Bancorp Inc. (l)	4	52
Lakeland Financial Corp.	1	36
Macatawa Bancorp.	2	66
Main Street Banks Inc.	3	75
MainSource Financial Group Inc.	2	36
MB Financial Inc.	4	144
MBT Financial Corp. (l)	2	40
Mercantile Bancorp.	2	68
Mid-State Bancshares	5	126
Midwest Banc Holdings Inc.	2	55
Nara Bancorp Inc.	4	68
National Bankshares Inc.	-	21
National Penn Bancshares Inc.	8	157
NBC Capital Corp. (l)	1	25
NBT Bancorp Inc.	7	143
Northern Empire Bancshares (b) (l)	1	32
Oak Hill Financial Inc.	1	19
Old National Bancorp. (l)	13	279
Old Second Bancorp. Inc.	2	72
Omega Financial Corp. (l)	2	60
Oriental Financial Group	4	48
Pacific Capital Bancorp.	9	323
Park National Corp.	2	247
Peapack Gladstone Financial Corp.	2	45
Penns Woods Bancorp Inc.	-	17
Pennsylvania Commerce Bancorp. Inc. (b) (l)	-	10
Peoples Bancorp. Inc.	2	63
Pinnacle Financial Partners Inc. (b)	1	29
Placer Sierra Bancshares	1	41
Preferred Bank	1	31
Premierwest Bancorp. (l)	2	34
PrivateBancorp Inc.	3	121
Prosperity Bancshares Inc.	4	110
Provident Bankshares Corp.	6	210
Renasant Corp.	2	56
Republic Bancorp Inc.	16	185
Republic Bancorp Inc. - Class A	1	31
R-G Financial Corp. - Class B	6	82
Royal Bancshares of Penn - Class A	1	14
S&T Bancorp Inc.	5	197
Sandy Spring Bancorp. Inc.	3	106
Santander Bancorp.	1	21
SCBT Financial Corp. (l)	1	40
Seacoast Banking Corp.	2	49
Security Bank Corp.	2	51
Shore Bancshares Inc.	1	23
Sierra Bancorp.	1	18
Signature Bank (b)	2	60
Simmons First National Corp. - Class A	3	69
Smithtown Bancorp. Inc. (l)	1	23
Southern Community Financial Corp. (l)	2	20

Southside Bancshares Inc. (l)	2	32
Southwest Bancorp. Inc.	2	47
State Bancorp. Inc.	1	24
State National Bancshares Inc. (b) (l)	1	37
Sterling Bancorp. - NYS	3	65
Sterling Bancshares Inc.	8	131
Sterling Financial Corp.	5	101
Suffolk Bancorp.	2	77
Summit Bancshares Inc.	1	9
Summit Financial Group Inc. (l)	-	7
Sun Bancorp Inc. (b)	2	45
Susquehanna Bancshares Inc.	9	220
SVB Financial Group (b)	7	329
SY Bancorp Inc. (l)	3	63
Taylor Capital Group Inc.	1	31
Texas Capital Bancshares Inc. (b)	4	100
Texas Regional Bancshares Inc. - Class A	8	221
Tompkins Trustco Inc. (l)	1	59
Trico Bancshares	2	58
Trustco Bank Corp.	15	188
Trustmark Corp.	9	244
UCBH Holdings Inc. (l)	18	324
UMB Financial Corp.	3	199
Umpqua Holdings Corp.	9	251
Union Bankshares Corp.	2	65
United Bankshares Inc.	7	248
United Community Banks Inc.	6	156
United Security Bancshares (l)	1	25
Univest Corp. (l)	2	57
Unizan Financial Corp.	4	107
USB Holding Co. Inc.	2	40
Vineyard National Bancorp.	1	41
Virginia Commerce Bancorp. (b)	2	49
Virginia Financial Group Inc.	1	38
W Holding Co. Inc.	20	166
Washington Trust Bancorp.	2	59
WesBanco Inc.	5	141
West Bancorp. Inc. (l)	3	58
West Coast Bancorp.	3	79
Westamerica Bancorp.	6	344
Western Alliance Bancorp. (b)	1	26
Western Sierra Bancorp. (b)	1	42
Wilshire Bancorp. Inc.	3	45
Wintrust Financial Corp.	4	243
Yardville National Bancorp.	2	55
		18,630

Beverages - 0.2%

Boston Beer Co. Inc. - Class A (b)	2	50
Coca-Cola Bottling Co.	1	41
Farmer Brothers Co.	1	22
Green Mountain Coffee Roasters Inc. (b)	1	31

Hansen Natural Corp. (b) (l)	3	228
National Beverage Corp. (b)	1	8
Peets Coffee & Tea Inc. (b)	3	83
		463

Biotechnology - 2.1%

Aastrom Biosciences Inc. (b) (l)	17	37
Alexion Pharmaceuticals Inc. (b) (l)	6	118
Applera Corp. - Celera Genomics Group (b)	14	149
Arena Pharmaceuticals Inc. (b)	6	92
Ariad Pharmaceuticals Inc. (b)	12	69
Arqule Inc. (b)	6	36
Barrier Therapeutics Inc. (b)	3	21
Bio-Rad Laboratories Inc. - Class A (b)	4	231
Cambrex Corp.	5	98
Cancervax Corp. (b) (l)	2	3
Cell Genesys Inc. (b) (l)	8	48
Coley Pharmaceutical Group Inc. (b) (l)	1	22
Corgentech Inc. (b)	-	3
Cotherix Inc. (b)	4	38
CuraGen Corp. (b) (l)	10	30
Curis Inc. (b)	7	25
deCODE genetics Inc. (b) (l)	10	82
Digene Corp. (b)	3	85
Diversa Corp. (b)	4	17
Encysive Pharmaceuticals Inc. (b)	11	88
Enzo Biochem Inc. (b)	5	58
Enzon Pharmaceuticals Inc. (b)	9	67
Exelixis Inc. (b)	16	148
Gene Logic Inc. (b)	4	13
Genitope Corp. (b)	4	32
Geron Corp. (b)	12	105
GTx Inc. (b)	1	7
Harvard Bioscience Inc. (b)	1	3
Human Genome Sciences Inc. (b) (l)	24	209
ICOS Corp. (b) (l)	12	343
Illumina Inc. (b)	8	106
Immunogen Inc. (b)	8	39
Incyte Corp. (b)	17	89
Integra LifeSciences Holdings Corp. (b)	4	139
InterMune Inc. (b) (l)	5	88
Keryx Biopharmaceuticals Inc. (b)	5	76
Lexicon Genetics Inc. (b)	12	42
Lifecell Corp. (b)	6	117
Marshall Edwards Inc. (b) (l)	1	5
Martek Biosciences Corp. (b) (l)	6	141
Maxygen Inc. (b)	5	36
Momenta Pharmaceuticals Inc. (b) (l)	2	42
Monogram Biosciences Inc. (b)	22	42
Myogen Inc. (b)	4	121
Myriad Genetics Inc. (b)	8	161
Nanogen Inc. (b) (l)	13	33

Nektar Therapeutics (b) (l)	17	276
Northfield Laboratories Inc. (b) (l)	4	55
Orchid Cellmark Inc. (b)	4	32
Regeneron Pharmaceuticals Inc. (b)	6	98
Savient Pharmaceuticals Inc. (b)	10	39
Seattle Genetics Inc. (b)	5	22
Serologicals Corp. (b)	6	128
SFBC International Inc. (b) (l)	3	52
StemCells Inc. (b) (l)	11	37
Stratagene Corp. (b)	1	13
SuperGen Inc. (b)	9	47
Telik Inc. (b)	10	174
Tercica Inc. (b) (l)	2	16
Vertex Pharmaceuticals Inc. (b) (l)	19	515
		5,058

Building Materials - 1.0%

Aaon Inc. (b)	1	23
Apogee Enterprises Inc.	6	97
Builders FirstSource Inc. (b)	2	52
Comfort Systems USA Inc.	7	62
Drew Industries Inc. (b)	3	78
Eagle Materials Inc. (l)	4	442
ElkCorp	4	139
Genlyte Group Inc. (b)	5	256
Interline Brands Inc. (b)	3	59
Lennox International Inc.	11	312
LSI Industries Inc.	4	57
Mestek Inc. (b) (l)	-	6
NCI Building Systems Inc. (b)	4	163
Simpson Manufacturing Co. Inc.	7	249
Texas Industries Inc.	4	217
Trex Co. Inc. (b) (l)	2	59
Universal Forest Products Inc.	3	179
US Concrete Inc. (b)	3	32
		2,482

Chemicals - 1.4%

American Vanguard Corp. (l)	2	42
Arch Chemicals Inc.	4	133
Balchem Corp.	1	39
CF Industries Holdings Inc.	8	121
Ferro Corp.	8	146
Georgia Gulf Corp.	7	208
HB Fuller Co.	6	187
Hercules Inc. (b)	21	240
Kronos Worldwide Inc.	-	14
MacDermid Inc.	6	156
Minerals Technologies Inc.	4	229
NewMarket Corp. (b)	3	71
NL Industries	1	16
Octel Corp.	2	31
Olin Corp.	13	263

OM Group Inc. (b)	5	100
Pioneer Cos. Inc. (b)	2	58
PolyOne Corp. (b)	17	111
Rockwood Holdings Inc. (b)	4	79
Schulman A Inc.	6	137
Sensient Technologies Corp.	9	160
Spartech Corp.	6	134
Stepan Co.	1	23
Symyx Technologies Inc. (b)	7	180
Terra Industries Inc. (b) (l)	18	102
Tronox Inc. (b)	4	52
Wellman Inc.	5	38
Westlake Chemical Corp.	2	67
WR Grace & Co. (b)	13	122
Zoltek Cos. Inc. (b) (l)	2	16
		3,275

Coal - 0.2%

Alpha Natural Resources Inc. (b)	6	108
Foundation Coal Holdings Inc.	4	167
James River Coal Co. (b)	3	96
		371

Commercial Services - 4.8%

Aaron Rents Inc.	7	152
ABM Industries Inc.	7	144
ACE Cash Express Inc. (b)	2	45
Administaff Inc.	4	161
Advance America Cash Advance Centers Inc.	14	172
Advisory Board Co. (b)	4	182
Albany Molecular Research Inc. (b)	4	52
Alderwoods Group Inc. (b)	8	122
AMN Healthcare Services Inc. (b)	3	51
Arbitron Inc.	6	225
Bankrate Inc. (b)	2	48
Banta Corp.	5	235
BearingPoint Inc. (b) (l)	36	286
Bowne & Co. Inc.	7	110
Bright Horizons Family Solutions Inc. (b)	5	201
CBIZ Inc. (b)	13	75
CDI Corp.	3	73
Central Parking Corp.	3	46
Cenveo Inc. (b)	11	142
Chemed Corp.	5	248
Clark Inc.	3	45
Coinstar Inc. (b) (l)	5	119
Consolidated Graphics Inc. (b)	2	106
Corinthian Colleges Inc. (b)	18	215
Corrections Corp. (b)	8	345
Corvel Corp. (b)	1	18
CoStar Group Inc. (b)	3	143
CPI Corp.	1	17
CRA International Inc. (b)	2	99

DeVry Inc. (b)	12	233
DiamondCluster International Inc. - Class A (b)	5	39
Dollar Thrifty Automotive Group (b)	5	168
Educate Inc. (b)	3	39
Electro Rent Corp. (b)	3	44
Escala Group Inc. (b) (l)	1	22
Euronet Worldwide Inc. (b)	6	174
Exponent Inc. (b)	1	38
First Advantage Corp. - Class A (b)	2	48
First Consulting Group Inc. (b)	2	13
Flanders Corp. (b)	2	23
Forrester Research Inc. (b)	3	47
FTI Consulting Inc. (b)	8	218
Gartner Inc. - Class A (b)	10	134
Geo Group Inc. (b)	2	45
Gevity HR Inc.	5	136
Global Cash Access Inc. (b)	4	53
Healthcare Services Group	6	117
Heartland Payment Systems Inc. (b)	2	43
Heidrick & Struggles International Inc. (b)	4	120
Hooper Holmes Inc.	11	28
Hudson Highland Group Inc. (b)	4	78
Huron Consulting Group Inc. (b)	1	24
Intersections Inc. (b)	1	10
iPayment Inc. (b)	3	108
Jackson Hewitt Tax Service Inc.	8	214
Kelly Services Inc. - Class A	4	93
Kenexa Corp. (b)	1	29
Kforce Inc. (b)	7	73
Korn/Ferry International (b)	7	133
Labor Ready Inc. (b)	10	208
Landauer Inc.	2	81
Learning Tree International Inc. (b)	1	16
LECG Corp. (b)	3	47
Lincoln Educational Services (b) (l)	1	19
MAXIMUS Inc.	4	134
McGrath Rentcorp.	4	109
Midas Inc. (b)	3	57
Monro Muffler Inc.	2	54
Morningstar Inc. (b)	1	50
MPS Group Inc. (b)	21	282
Navigant Consulting Inc. (b)	10	216
NCO Group Inc. (b)	6	102
Odyssey Marine Exploration Inc. (b)	6	20
Parexel International Corp. (b)	5	94
PHH Corp. (b)	10	277
PRA International (b)	2	53
Pre-Paid Legal Services Inc. (l)	2	72
PRG-Schultz International Inc. (b)	6	4
Princeton Review Inc. (b)	2	13
Providence Services Corp. (b)	2	50

QC Holdings Inc. (b)	1	17
Quanta Services Inc. (b)	23	302
Rent-Way Inc. (b)	5	31
Resources Connection Inc. (b)	9	233
Rollins Inc.	6	109
Senomyx Inc. (b)	5	62
Sotheby’s Holdings - Class A (b)	8	141
Source Interlink Cos. Inc. (b)	6	63
Sourcecorp (b)	3	71
Spherion Corp. (b)	12	123
Startek Inc.	2	32
Stewart Enterprises Inc. - Class A	20	110
Strayer Education Inc.	3	270
TeleTech Holdings Inc. (b)	7	88
TNS Inc. (b)	2	43
United Rentals Inc. (b) (l)	13	312
Universal Technical Institute Inc. (b)	4	126
Valassis Communications Inc. (b)	10	289
Vertrue Inc. (b)	1	45
Viad Corp.	4	128
Volt Information Sciences Inc. (b)	1	27
Watson Wyatt Worldwide Inc.	8	233
Wright Express Corp. (b)	8	178
		11,412

Computers - 2.8%

3D Systems Corp. (b)	2	37
Advanced Digital Information Corp. (b)	11	112
Agilysis Inc.	6	116
Ansoft Corp. (b)	1	36
Anteon International Corp. (b)	5	276
Brocade Communications Systems Inc. (b)	54	219
Carreker Corp. (b)	3	14
Catapult Communications Corp. (b)	2	25
Ciber Inc. (b)	12	80
COMSYS IT Partners Inc. (b)	1	7
Covansys Corp. (b)	5	72
Cyberguard Corp. (b) (l)	4	39
Dot Hill Systems Corp. (b)	8	53
Echelon Corp. (b)	5	42
Electronics for Imaging (b)	10	271
Factset Research Systems Inc.	6	266
Gateway Inc. (b)	49	124
Hutchinson Technology Inc. (b) (l)	5	138
iGate Corp. (b)	3	15
IHS Inc. (b)	3	68
Imation Corp.	7	304
Integral Systems Inc.	2	33
Intergraph Corp. (b)	6	286
InterVoice Inc. (b)	7	59
Jack Henry & Associates Inc.	14	274
Kanbay International Inc. (b)	4	67

Komag Inc. (b)	6	203
Kronos Inc. (b)	6	266
Lexar Media Inc. (b) (l)	14	119
Magma Design Automation Inc. (b) (l)	6	50
Manhattan Associates Inc. (b)	6	124
Maxtor Corp. (b)	48	332
McData Corp. - Class A (b) (l)	30	112
Mentor Graphics Corp. (b)	14	144
Mercury Computer Systems Inc. (b)	4	76
Micros Systems Inc. (b)	7	345
Mobility Electronics Inc. (b) (l)	5	43
MTS Systems Corp.	4	127
Ness Technologies Inc. (b)	3	35
Netscout Systems Inc. (b)	3	19
Overland Storage Inc. (b)	2	18
Palm Inc. (b) (l)	8	265
PAR Technology Corp. (b)	1	19
Perot Systems Corp. (b)	15	218
Pomeroy IT Solutions Inc. (b)	1	8
Quantum Corp. (b)	38	115
Rackable Systems Inc. (b)	2	46
Radiant Systems Inc. (b)	4	48
Radisys Corp. (b)	4	63
Rimage Corp. (b)	2	47
SI International Inc. (b)	2	51
Silicon Storage Technology Inc. (b)	16	82
Stratasys Inc. (b) (l)	2	45
SYKES Enterprises Inc. (b)	5	63
Synaptics Inc. (b)	4	103
Synplicity Inc. (b)	2	13
Syntel Inc.	1	23
Talx Corp.	3	160
Tier Technologies Inc. - Class B (b)	3	18
Tivo Inc. (b) (l)	10	53
Trident Microsystems Inc. (b)	10	184
Tyler Technologies Inc. (b)	6	55
		6,725

Cosmetics & Personal Care - 0.1%

Chattem Inc. (b)	3	117
Elizabeth Arden Inc. (b)	5	96
Inter Parfums Inc.	1	11
Parlux Fragrances Inc. (b)	1	30
Revlon Inc. - Class A (b) (l)	30	94
		348

Data Processing - 0.7%

Acxiom Corp.	16	379
CCC Information Services Group (b)	2	45
CSG Systems International (b)	9	208
eFunds Corp. (b)	9	213
FalconStor Software Inc. (b) (l)	4	30
Filenet Corp. (b)	8	200

Infocrossing Inc. (b) (l)	3	23
infoUSA Inc. (b)	5	55
MoneyGram International Inc.	17	444
Pegasystems Inc. (b)	2	13
Schawk Inc.	3	55
		1,665

Distribution & Wholesale - 1.2%

Aviall Inc. (b)	7	194
Beacon Roofing Supply Inc. (b)	3	81
Bell Microproducts Inc. (b)	5	38
BlueLinx Holdings Inc.	2	23
Brightpoint Inc. (b)	5	144
Building Material Holding Corp. (l)	3	190
Central Euro Distribution Corp. (b)	4	158
Handleman Co.	4	47
Hughes Supply Inc.	13	469
Huttig Building Products Inc. (b)	3	26
LKQ Corp. (b)	4	121
MWI Veterinary Supply Inc. (b)	1	28
Navarre Corp. (b) (l)	3	18
Nuco2 Inc. (b)	2	51
Owens & Minor Inc.	7	206
Scansource Inc. (b)	2	126
United Stationers Inc. (b)	7	319
Watsco Inc.	4	253
WESCO International Inc. (b)	6	274
		2,766

Diversified Financial Services - 2.0%

Accredited Home Lenders Holding Co. (b) (l)	4	176
Advanta Corp. - Class B	3	110
Archipelago Holdings Inc. (b) (l)	6	277
Asset Acceptance Capital Corp. (b)	2	38
Asta Funding Inc. (l)	2	48
BKF Capital Group Inc. (l)	1	21
Calamos Asset Management Inc.	5	147
CharterMac	7	157
Cohen & Steers Inc.	2	29
Collegiate Funding Services LLC (b)	3	50
CompuCredit Corp. (b)	4	170
Delta Financial Corp. (l)	3	22
Doral Financial Corp.	17	184
Encore Capital Group Inc. (b)	3	44
eSpeed Inc. - Class A (b)	4	32
Federal Agricultural Mortgage Corp. - Class C	3	75
Financial Federal Corp.	3	141
GAMCO Investors Inc.	2	71
GFI Group Inc. (b)	1	46
Greenhill & Co. Inc.	2	137
International Exchange Inc. (b)	4	140
International Securities Exchange Inc. - Class A (b)	2	53
Investment Technology Group Inc. (b)	8	279

Knight Capital Group Inc. (b)	21	212
LaBranche & Co. Inc. (b) (l)	11	108
MarketAxess Holdings Inc. (b) (l)	4	47
Marlin Business Services Inc. (b)	1	34
Nasdaq Stock Market Inc. (b)	9	311
National Financial Partners Corp.	7	364
Ocwen Financial Corp. (b)	6	56
optionsXpress Holdings Inc. (l)	4	99
Piper Jaffray Cos. (b)	4	168
Portfolio Recovery Associates Inc. (b) (l)	3	147
Sanders Morris Harris Group Inc.	3	44
Stifel Financial Corp. (b) (l)	2	61
SWS Group Inc.	3	58
Tradestation Group Inc. (b)	4	54
United PanAm Financial Corp. (b)	1	20
Waddell & Reed Financial Inc. - Class A	15	314
World Acceptance Corp. (b)	4	112
		4,656

Diversified Machinery - 1.7%

AGCO Corp. (b)	18	298
Alamo Group Inc.	1	10
Albany International Corp.	6	207
Applied Industrial Tech Inc.	6	203
Briggs & Stratton Corp.	10	395
Cascade Corp.	2	113
Cognex Corp.	8	243
Flowserve Corp. (b)	11	431
Gardner Denver Inc. (b)	5	247
Gehl Co. (b)	2	63
Global Power Equipment Group Inc. (b)	6	27
Gorman-Rupp Co.	2	38
Intermec Inc. (b)	10	328
Intevac Inc. (b)	4	52
Kadant Inc. (b)	3	48
Lindsay Manufacturing Co.	2	42
Manitowoc Co.	6	300
Middleby Corp. (b)	1	80
NACCO Industries Inc. - Class A	1	109
Nordson Corp.	5	209
Presstek Inc. (b) (l)	5	45
Robbins & Myers Inc.	2	48
Sauer-Danfoss Inc.	2	30
Stewart & Stevenson Services Inc.	6	120
Tecumseh Products Co.	3	72
Tennant Co.	2	84
TurboChef Technologies Inc. (b) (l)	2	34
Wabtec Corp.	9	252
		4,128

E - Commerce - 0.5%

1-800 Contacts Inc. (b) (l)	1	13
1-800-Flowers.com Inc. (b)	6	37

Agile Software Corp. (b)	11	64
Applied Digital Solutions Inc. (b) (l)	8	24
Arbinet-thexchange Inc. (b)	2	11
Ariba Inc. (b)	14	102
Blue Nile Inc. (b) (l)	3	116
Click Commerce Inc. (b) (l)	1	27
Drugstore.Com (b) (l)	14	39
FTD Group Inc. (b)	3	30
Homestore Inc. (b)	28	144
Neoforma Inc. (b)	2	16
Nutri/System Inc. (b) (l)	5	167
Overstock.com Inc. (b) (l)	2	58
Priceline.com Inc. (b) (l)	5	101
Provide Commerce Inc. (b)	1	44
Stamps.com Inc. (b)	3	65
WebMD Health Corp. - Class A (b) (l)	2	46
webMethods Inc. (b)	10	75
		1,179

Electric - 1.4%

Allete Inc.	5	223
Aquila Inc. (b)	70	252
Avista Corp.	9	158
Black Hills Inc.	6	212
Central Vermont Public Service Corp.	2	34
CH Energy Group Inc.	3	141
Cleco Corp.	10	209
Duquesne Light Holdings Inc. (l)	15	250
El Paso Electric Co. (b)	10	202
Empire District Electric Co.	5	95
Idacorp Inc.	8	233
MGE Energy Inc.	4	141
NorthWestern Corp.	7	222
Ormat Technologies Inc.	1	31
Otter Tail Corp.	6	160
Pike Electric Corp. (b)	3	44
Sierra Pacific Resources (b)	36	471
UIL Holdings Corp.	3	128
Unisource Energy Corp.	7	203
		3,409

Electrical Components & Equipment - 0.9%

Advanced Energy Industries Inc. (b)	5	61
American Superconductor Corp. (b) (l)	6	46
Artesyn Technologies Inc. (b) (l)	7	75
Belden CDT Inc. (l)	9	231
C&D Technologies Inc. (l)	4	31
Color Kinetics Inc. (b)	3	40
Encore Wire Corp. (b)	3	63
Energy Conversion Devices Inc. (b) (l)	4	161
EnerSys (b)	9	115
General Cable Corp. (b)	8	158
GrafTech International Ltd. (b)	18	115

Greatbatch Inc. (b)	4	110
Ikanos Communications Inc. (b)	2	31
Intermagnetics General Corp. (b)	5	167
Irobot Corp. (b) (l)	1	37
ITC Holdings Corp.	3	71
Littelfuse Inc. (b)	4	115
Medis Technologies Ltd. (b) (l)	3	37
Powell Industries Inc. (b)	1	21
Power-One Inc. (b)	16	97
Superior Essex Inc. (b)	4	79
Taser International Inc. (b) (l)	14	95
Ultralife Batteries Inc. (b)	3	31
Universal Display Corp. (b) (l)	4	41
Valence Technology Inc. (b) (l)	10	15
Vicor Corp.	4	56
		2,099

Electronics - 2.2%

American Science & Engineering Inc. (b)	2	106
Analogic Corp.	3	123
Badger Meter Inc.	1	38
Bel Fuse Inc. - Class B	2	61
Benchmark Electronics Inc. (b)	8	264
Brady Corp. - Class A	8	281
Checkpoint Systems Inc. (b)	7	177
Cogent Inc. (b)	4	101
Coherent Inc. (b)	6	183
CTS Corp.	8	87
Cubic Corp. (l)	3	57
Cyberoptics Corp. (b)	1	15
Cymer Inc. (b)	7	250
Daktronics Inc.	3	88
Dionex Corp. (b)	4	184
Electro Scientific Industries Inc. (b)	6	134
Excel Technology Inc. (b)	2	53
Fargo Electronics Inc. (b)	2	42
FARO Technologies Inc. (b)	2	38
FEI Co. (b) (l)	5	91
Identix Inc. (b)	16	78
II-VI Inc. (b)	5	83
International DisplayWorks Inc. (b)	4	25
Ionatron Inc. (b) (l)	5	49
Itron Inc. (b)	5	195
Keithley Instruments Inc.	2	25
Kemet Corp. (b)	16	114
LaBarge Inc. (b)	2	25
LeCroy Corp. (b)	3	39
LoJack Corp. (b)	4	91
Measurement Specialties Inc. (b)	2	49
Methode Electronics Inc.	6	63
Metrologic Instruments Inc. (b)	2	36
Molecular Devices Corp. (b)	3	89

Multi-Fineline Electronix Inc. (b)	2	73
OSI Systems Inc. (b) (l)	3	55
Park Electrochemical Corp.	4	100
Paxar Corp. (b)	7	129
Photon Dynamics Inc. (b)	3	61
Plexus Corp. (b)	9	200
Rofin-Sinar Technologies Inc. (b)	3	134
Rogers Corp. (b)	3	132
Sonic Solutions Inc. (b) (l)	5	71
Spatialight Inc. (b) (l)	4	12
Sypris Solutions Inc.	1	11
Technitrol Inc.	8	143
TTM Technologies Inc. (b)	9	80
Varian Inc. (b)	6	248
Viisage Technology Inc. (b) (l)	3	51
Watts Water Technologies Inc.	5	145
Woodhead Industries Inc.	2	30
Woodward Governor Co.	2	172
X-Rite Inc.	4	44
		5,225

Engineering & Construction - 0.8%

Dycom Industries Inc. (b)	9	198
EMCOR Group Inc. (b)	3	196
Granite Construction Inc.	7	248
Infrasource Services Inc. (b)	2	29
Insituform Technologies Inc. - Class A (b)	5	101
Layne Christensen Co. (b)	2	38
Perini Corp. (b)	4	94
Shaw Group Inc. (b)	15	440
URS Corp. (b)	8	302
Washington Group International Inc.	5	259
		1,905

Entertainment - 0.7%

Alliance Gaming Corp. (b)	10	136
Bluegreen Corp. (b)	4	55
Carmike Cinemas Inc.	2	57
Churchill Downs Inc.	1	47
Dover Downs Gaming & Entertainment Inc.	2	22
Dover Motorsports Inc.	3	16
Empire Resorts Inc. (b) (l)	1	10
Great Wolf Resorts Inc. (b) (l)	5	47
Isle of Capri Casinos Inc. (b)	3	63
Macrovision Corp. (b)	10	172
Magna Entertainment Corp. (b) (l)	6	46
Mikohn Gaming Corp. (b)	8	82
Pinnacle Entertainment Inc. (b)	8	203
Shuffle Master Inc. (b) (l)	7	179
Six Flags Inc. (b) (l)	19	147
Speedway Motorsports Inc.	3	96
Steinway Musical Instruments (b)	1	28
Sunterra Corp. (b) (l)	4	55

Vail Resorts Inc. (b)	6	188
1,649

Environmental Control - 0.6%

Aleris International Inc. (b)	6	185
American Ecology Corp.	2	36
Calgon Carbon Corp.	6	33
Casella Waste Systems Inc. (b)	4	47
Clean Harbors Inc. (b)	4	102
Darling International Inc. (b)	12	46
Duratek Inc. (b)	2	36
Metal Management Inc.	5	107
Mine Safety Appliances Co.	6	210
Tetra Tech Inc. (b)	10	154
Waste Connections Inc. (b)	9	318
Waste Industries USA Inc.	1	8
Waste Services Inc. (b)	11	36
		1,318

Food - 1.3%

American Italian Pasta Co. (l)	3	23
Arden Group Inc. - Class A	-	23
Chiquita Brands International Inc.	8	157
Corn Products International Inc.	15	356
Diamond Foods Inc.	1	27
Flowers Foods Inc.	9	260
Gold Kist Inc. (b)	10	155
Great Atlantic & Pacific Tea Co. (b)	4	114
Hain Celestial Group Inc. (b)	5	111
Ingles Markets Inc. - Class A	2	33
J&J Snack Foods Corp.	1	73
John B. Sanfilippo & Son (b)	1	12
Lance Inc.	5	100
M&F Worldwide Corp. (b)	2	38
MGP Ingredients Inc.	1	14
Monterey Gourmet Foods Inc. (b)	1	5
Nash Finch Co.	2	62
Nutraceutical International Corp. (b)	1	16
Pathmark Stores Inc. (b)	10	98
Performance Food Group Co. (b)	9	250
Premium Standard Farms Inc.	2	33
Ralcorp Holdings Inc. (b)	6	223
Ruddick Corp.	6	135
Sanderson Farms Inc.	3	105
Seaboard Corp.	-	97
Spartan Stores Inc. (b)	4	37
Tootsie Roll Industries Inc.	5	138
United Natural Foods Inc. (b)	8	203
Weis Markets Inc.	3	111
Wild Oats Markets Inc. (b) (l)	5	62
		3,071

Forest Products & Paper - 0.6%

Bowater Inc.	11	340

Buckeye Technologies Inc. (b)	6	49
Caraustar Industries Inc. (b)	5	41
Deltic Timber Corp.	2	101
Glatfelter (l)	8	120
Longview Fibre Co.	10	201
Mercer International Inc. (b) (l)	5	42
Neenah Paper Inc.	3	87
Potlatch Corp.	5	277
Rock-Tenn Co. - Class A	6	77
Schweitzer-Mauduit International Inc.	3	75
Wausau Paper Corp.	8	92
Xerium Technologies Inc.	2	19
		1,521

Gas - 0.8%

Cascade Natural Gas Corp.	2	40
EnergySouth Inc. (l)	1	27
Laclede Group Inc.	4	118
New Jersey Resources Corp.	5	216
Nicor Inc. (l)	9	339
Northwest Natural Gas Co.	6	188
Peoples Energy Corp.	7	250
South Jersey Industries Inc.	5	151
Southwest Gas Corp.	7	183
WGL Holdings Inc.	10	288
		1,800

Hand & Machine Tools - 0.5%

Baldor Electric Co.	6	158
Franklin Electric Co. Inc.	4	163
Kennametal Inc.	7	382
Lincoln Electric Holdings Inc.	7	273
Regal-Beloit Corp.	5	184
		1,160

Healthcare Products - 3.6%

Abaxis Inc. (b)	4	60
Abiomed Inc. (b) (l)	4	33
Adeza Biomedical Corp. (b)	1	15
Align Technology Inc. (b) (l)	11	72
American Medical Systems Holdings Inc. (b)	13	240
Angiodynamics Inc. (b)	-	13
Animas Corp. (b)	2	51
Arrow International Inc.	4	110
Arthrocare Corp. (b)	5	205
Aspect Medical Systems Inc. (b)	3	108
Biosite Inc. (b) (l)	3	192
Bruker BioSciences Corp. (b)	6	31
Caliper Life Sciences Inc. (b)	5	28
Candela Corp. (b)	5	75
Cantel Medical Corp. (b)	2	35
Cepheid Inc. (b)	8	73
Conmed Corp. (b)	5	129
Cyberonics Inc. (b)	4	123

Datascope Corp.	2	75
DexCom Inc. (b) (l)	1	12
Diagnostic Products Corp.	5	222
DJ Orthopedics Inc. (b)	4	115
Encore Medical Corp. (b)	9	43
EPIX Pharmaceuticals Inc. (b)	3	13
ev3 Inc. (b) (l)	2	30
Exactech Inc. (b)	1	10
E-Z-Em-Inc. (b)	1	23
Foxhollow Technologies Inc. (b) (l)	3	79
Haemonetics Corp. (b)	5	252
HealthTronics Inc. (b)	6	44
Hologic Inc. (b)	9	327
ICU Medical Inc. (b)	3	106
Immucor Inc. (b)	9	213
Immunicon Corp. (b)	1	3
Intralase Corp. (b) (l)	2	40
Intuitive Surgical Inc. (b) (l)	7	783
Invacare Corp.	6	193
Inverness Medical Innovations Inc. (b)	4	92
IRIS International Inc. (b)	3	61
IVAX Diagnostics Inc. (b)	1	4
Kensey Nash Corp. (b) (l)	2	34
Kyphon Inc. (b)	6	233
Laserscope (b) (l)	4	86
LCA-Vision Inc.	4	179
Lifeline Systems Inc. (b)	2	86
Luminex Corp. (b)	5	58
Mentor Corp.	6	295
Merge Technologies Inc. (b) (l)	4	107
Meridian Bioscience Inc.	4	84
Merit Medical Systems Inc. (b)	5	62
Micro Therapeutics Inc. (b)	2	15
Microtek Medical Holdings Inc. (b)	6	21
Neurometrix Inc. (b)	1	27
NuVasive Inc. (b)	3	47
Oakley Inc. (l)	4	66
OccuLogix Inc. (b) (l)	2	15
OraSure Technologies Inc. (b)	8	75
Orthologic Corp. (b)	6	28
Orthovita Inc. (b)	7	28
Palomar Medical Technologies Inc. (b)	4	126
PolyMedica Corp.	5	171
PSS World Medical Inc. (b)	12	182
Somanetics Corp. (b)	2	67
SonoSite Inc. (b)	3	102
Stereotaxis Inc. (b)	2	21
STERIS Corp.	14	340
Surmodics Inc. (b) (l)	3	107
Sybron Dental Specialties Inc. (b)	8	310
Symmetry Medical Inc. (b)	1	28

ThermoGenesis Corp. (b)	7	33
Thoratec Corp. (b)	10	201
TriPath Imaging Inc. (b)	5	29
Ventana Medical Systems Inc. (b)	6	263
Viasys Healthcare Inc. (b)	6	161
Vital Images Inc. (b)	2	65
Vital Signs Inc.	1	48
Vnus Medical Technologies Inc. (b)	1	8
West Pharmaceutical Services Inc.	6	154
Wright Medical Group Inc. (b)	6	113
Young Innovations Inc.	1	29
Zila Inc. (b)	8	30
Zoll Medical Corp. (b)	1	38
		8,505

Healthcare Services - 1.8%

Alliance Imaging Inc. (b)	2	12
Allied Healthcare International Inc. (b)	5	32
Amedisys Inc. (b) (l)	3	126
America Service Group Inc. (b)	2	27
American Dental Partners Inc. (b)	2	39
American Healthways Inc. (b)	7	296
American Retirement Corp. (b)	6	144
Amsurg Corp. (b)	6	131
Apria Healthcare Group Inc. (b)	10	234
Beverly Enterprises Inc. (b)	20	233
Bio-Reference Labs Inc. (b)	2	41
Centene Corp. (b)	8	221
Cross Country Healthcare Inc. (b)	6	110
Genesis HealthCare Corp. (b)	4	135
Gentiva Health Services Inc. (b)	4	62
Horizon Health Corp. (b)	2	41
Kindred Healthcare Inc. (b)	6	149
LHC Group Inc. (b)	1	20
Magellan Health Services Inc. (b)	5	161
Matria Healthcare Inc. (b)	4	153
Medcath Corp. (b)	1	23
Molina Healthcare Inc. (b)	2	53
National Healthcare Corp.	1	41
Odyssey HealthCare Inc. (b)	7	132
Option Care Inc.	4	55
PainCare Holdings Inc. (b) (l)	7	22
Pediatrix Medical Group Inc. (b)	5	424
Psychiatric Solutions Inc. (b)	5	281
Quest Diagnostics Inc.	-	2
Radiation Therapy Services Inc. (b)	2	67
Radiologix Inc. (b)	1	2
RehabCare Group Inc. (b)	3	69
Res-Care Inc. (b)	4	66
Specialty Laboratories Inc. (b) (l)	1	17
Sunrise Senior Living Inc. (b) (l)	7	223
Symbion Inc. (b)	4	89

United Surgical Partners International Inc. (b)	8	261
US Physical Therapy Inc. (b)	2	28
VistaCare Inc. - Class A (b)	2	22
WellCare Health Plans Inc. (b)	4	145
		4,389

Holding Companies - Diversified - 0.2%

Resource America Inc. - Class A	3	46
Walter Industries Inc. (l)	7	356
		402

Home Builders - 0.7%

Brookfield Homes Corp. (l)	3	148
Champion Enterprises Inc. (b)	14	195
Coachmen Industries Inc.	2	26
Comstock Homebuilding Cos. Inc. (b)	1	11
Fleetwood Enterprises Inc. (b) (l)	11	131
Levitt Corp. - Class A	4	84
M/I Homes Inc.	2	90
Modtech Holdings Inc. (b) (l)	1	7
Monaco Coach Corp.	4	59
Orleans Homebuilders Inc.	1	16
Palm Harbor Homes Inc. (b) (l)	2	40
Skyline Corp.	1	42
Technical Olympic USA Inc.	3	65
Thor Industries	7	274
WCI Communities Inc. (b)	7	190
William Lyon Homes Inc. (b) (l)	1	77
Williams Scotsman International Inc. (b)	3	60
Winnebago Industries (l)	7	222
		1,737

Home Furnishings - 0.5%

American Woodmark Corp.	2	54
Audiovox Corp. (b)	3	40
Bassett Furniture Industries Inc.	2	31
DTS Inc. (b)	3	50
Ethan Allen Interiors Inc.	7	254
Furniture Brands International Inc.	10	219
Hooker Furniture Corp.	2	30
Kimball International Inc. - Class B	4	44
La-Z-Boy Inc. (l)	11	144
Maytag Corp.	15	282
Stanley Furniture Co. Inc.	3	58
Universal Electronics Inc. (b)	2	38
		1,244

Household Products - 0.9%

Blyth Inc.	5	101
Central Garden & Pet Co. (b)	4	181
CNS Inc.	3	62
CSS Industries Inc.	1	34
Ennis Inc.	5	92
Fossil Inc. (b)	10	209
Jarden Corp. (b) (l)	13	404

John H Harland Co.	6	207
Libbey Inc.	2	24
Lifetime Brands Inc.	1	27
National Presto Industries Inc.	1	39
Playtex Products Inc. (b)	9	116
Prestige Brands Holdings Inc. (b)	6	75
Russ Berrie & Co. Inc.	2	23
Standard Register Co.	3	46
Tupperware Corp.	10	224
Water Pik Technologies Inc. (b)	2	41
WD-40 Co.	3	77
Yankee Candle Co. Inc.	9	232
		2,214

Insurance - 2.3%

21st Century Insurance Group	6	99
Affirmative Insurance Holdings Inc.	1	20
Alfa Corp.	6	94
American Equity Investment Life Holding Co. (l)	7	88
American Physicians Capital Inc. (b)	1	65
Argonaut Group Inc. (b)	6	198
Baldwin & Lyons Inc. - Class B	1	32
Bristol West Holdings Inc.	3	66
Ceres Group Inc. (b)	7	34
Citizens Inc. (b)	5	28
CNA Surety Corp. (b)	3	42
Crawford & Co. - Class B	4	23
Delphi Financial Group	5	241
Direct General Corp.	3	49
Donegal Group Inc.	2	48
EMC Insurance Group Inc.	1	18
Enstar Group Inc. (b)	1	37
FBL Financial Group Inc. - Class A	3	82
Fidelity National Financial Inc.	-	3
First Acceptance Corp. (b)	3	32
FPIC Insurance Group Inc. (b)	2	60
Great American Financial Resource Inc.	2	32
Harleysville Group Inc.	2	58
Hilb Rogal & Hobbs Co.	6	233
Horace Mann Educators Corp.	8	151
Independence Holding Co. (l)	1	12
Infinity Property & Casualty Corp.	4	159
James River Group Inc. (b)	1	23
Kansas City Life Insurance Co.	1	30
KMG America Corp. (b)	4	37
LandAmerica Financial Group Inc.	3	213
Midland Co.	2	66
National Interstate Corp. (b)	1	15
National Western Life Insurance Co. (b)	-	89
Navigators Group Inc. (b)	2	106
Odyssey Re Holdings Corp. (l)	3	69
Ohio Casualty Corp.	12	351

Phoenix Cos. Inc. (l)	18	244
PMA Capital Corp. (b)	6	53
Presidential Life Corp.	4	68
ProAssurance Corp. (b)	6	268
Republic Cos. Group Inc. (l)	1	22
RLI Corp.	5	225
Safety Insurance Group Inc.	2	92
SeaBright Insurance Holdings Inc. (b)	1	22
Selective Insurance Group	6	296
State Auto Financial Corp.	3	106
Stewart Information Services Corp.	3	158
Tower Group Inc.	3	70
Triad Guaranty Inc. (b)	2	83
UICI	7	248
United America Indemnity Ltd. (b)	1	20
United Fire & Casualty Co.	3	131
Universal American Financial Corp. (b)	5	68
USI Holdings Corp. (b)	8	114
Zenith National Insurance Corp.	5	240
		5,531

Internet - 2.9%

Alloy Inc. (b) (l)	8	22
aQuantive Inc. (b) (l)	11	273
AsiaInfo Holdings Inc. (b)	5	19
Audible Inc. (b) (l)	4	53
Autobytel Inc. (b)	8	38
Avocent Corp. (b)	10	265
Blue Coat Systems Inc. (b)	2	89
CMGI Inc. (b) (l)	89	135
CNET Networks Inc. (b)	25	371
Cogent Communications Group Inc. (b) (l)	2	10
Corillian Corp. (b)	5	13
Cybersource Corp. (b)	4	27
Digital Insight Corp. (b)	7	212
Digital River Inc. (b) (l)	6	192
Digitas Inc. (b)	16	206
Earthlink Inc. (b)	24	261
eCollege.com Inc. (b)	3	59
Entrust Inc. (b)	11	52
Equinix Inc. (b)	3	121
eResearch Technology Inc. (b) (l)	10	145
GSI Commerce Inc. (b)	6	94
Harris Interactive Inc. (b)	8	36
Infospace Inc. (b)	6	163
Internet Capital Group Inc. (b)	9	70
Internet Security Systems (b)	7	155
Interwoven Inc. (b)	7	62
Ipass Inc. (b)	9	60
iVillage Inc. (b)	8	63
j2 Global Communications Inc. (b)	5	202
Jupitermedia Corp. (b)	4	59

Keynote Systems Inc. (b)	4	47
Lionbridge Technologies (b)	11	81
Matrixone Inc. (b)	10	52
Motive Inc. (b) (l)	4	12
Netbank Inc.	8	59
NetFlix Inc. (b) (l)	7	188
Netratings Inc. (b)	3	33
NIC Inc. (b)	6	34
Online Resources Corp. (b)	4	40
Openwave Systems Inc. (b) (l)	14	253
PC-Tel Inc. (b)	3	28
PlanetOut Inc. (b)	1	8
Portal Software Inc. (b)	5	11
ProQuest Co. (b)	5	126
RealNetworks Inc. (b)	22	171
Redback Networks Inc. (b)	9	125
RightNow Technologies Inc. (b)	2	34
RSA Security Inc. (b)	14	161
S1 Corp. (b)	13	55
Sapient Corp. (b) (l)	14	79
Secure Computing Corp. (b)	6	79
Sohu.com Inc. (b)	4	78
SonicWALL Inc. (b)	10	81
SupportSoft Inc. (b)	6	24
Terremark Worldwide Inc. (b) (l)	7	34
TIBCO Software Inc. (b)	40	302
Travelzoo Inc. (b) (l)	1	13
Trizetto Group Inc. (b)	8	138
United Online Inc.	12	177
Valueclick Inc. (b)	16	298
Vasco Data Security International (b)	4	44
Vignette Corp. (b)	6	92
Vitria Technology Inc. (b)	2	5
WebEx Communications Inc. (b)	7	143
Websense Inc. (b)	5	295
WebSideStory Inc. (b)	2	31
		6,958

Investment Companies - 0.3%

Apollo Investment Corp.	12	210
Ares Capital Corp.	8	127
Capital Southwest Corp.	-	36
Gladstone Capital Corp.	2	46
Gladstone Investment Corp. (l)	4	51
Harris & Harris Group Inc. (b) (l)	5	63
MCG Capital Corp.	10	149
NGP Capital Resources Co. (l)	3	37
Technology Investment Capital Corp. (l)	3	48
		767

Iron & Steel - 1.0%

AK Steel Holding Corp. (b) (l)	22	176
Carpenter Technology Corp.	5	343

Chaparral Steel Co. (b)	5	138
Cleveland-Cliffs Inc. (l)	4	379
Gibraltar Industries Inc.	4	100
Oregon Steel Mills Inc. (b)	7	201
Reliance Steel & Aluminum Co.	6	347
Roanoke Electric Steel Corp.	2	39
Ryerson Inc. (l)	5	113
Schnitzer Steel Industries Inc. - Class A	4	137
Steel Dynamics Inc.	8	270
Steel Technologies Inc.	2	63
Wheeling-Pittsburgh Corp. (b) (l)	2	14
		2,320

Leisure Time - 0.4%

Ambassadors Group Inc.	3	78
Ambassadors International Inc.	-	8
Arctic Cat Inc.	3	58
Callaway Golf Co.	14	199
Escalade Inc.	1	14
K2 Inc. (b)	9	95
Life Time Fitness Inc. (b)	4	170
Marine Products Corp.	2	22
Multimedia Games Inc. (b) (l)	6	59
Nautilus Inc. (l)	6	115
Pegasus Solutions Inc. (b)	4	36
WMS Industries Inc. (b) (l)	4	103
		957

Lodging - 0.6%

Ameristar Casinos Inc.	5	115
Aztar Corp. (b)	7	212
Gaylord Entertainment Co. (b)	8	346
La Quinta Corp. (b)	40	443
Lodgian Inc. (b)	5	58
Marcus Corp.	4	91
Monarch Casino & Resort Inc. (b)	2	40
MTR Gaming Group Inc. (b)	4	45
Riviera Holdings Corp. (b) (l)	1	24
		1,374

Machinery - 0.3%

Astec Industries Inc. (b)	3	106
Bucyrus International Inc. - Class A	4	199
JLG Industries Inc.	10	458
		763

Manufacturing - 1.7%

Actuant Corp. - Class A	5	290
Acuity Brands Inc.	9	279
Ameron International Corp.	2	76
AO Smith Corp.	3	115
Applied Films Corp. (b)	3	70
Barnes Group Inc.	3	110
Blount International Inc. (b)	6	99
Ceradyne Inc. (b)	5	214

Clarcor Inc.	10	304
Crane Co.	10	357
EnPro Industries Inc. (b)	4	106
ESCO Technologies Inc. (b)	5	213
Federal Signal Corp.	9	138
Freightcar America Inc.	2	75
Griffon Corp. (b) (l)	6	133
Hexcel Corp. (b)	12	214
Jacuzzi Brands Inc. (b)	14	116
Lancaster Colony Corp.	5	191
Matthews International Corp. - Class A	6	232
Myers Industries Inc.	5	70
Quixote Corp.	1	23
Raven Industries Inc.	3	87
Reddy Ice Holdings Inc.	2	46
Standex International Corp.	2	68
Sturm Ruger & Co. Inc.	4	30
Tredegar Corp.	6	72
Trinity Industries Inc. (l)	8	356
		4,084

Media - 1.4%

4Kids Entertainment Inc. (b)	3	40
Beasley Broadcast Group Inc. - Class A	1	12
Charter Communications Inc. - Class A (b) (l)	60	74
Citadel Broadcasting Corp.	8	113
Courier Corp.	2	62
Cox Radio Inc. - Class A (b)	7	104
Crown Media Holdings Inc. (b)	2	20
Cumulus Media Inc. - Class A (b)	11	135
Emmis Communications Corp. - Class A (b)	6	122
Entercom Communications Corp. (b)	7	215
Entravision Communications Corp. (b)	15	107
Fisher Communications Inc. (b)	1	45
Gemstar-TV Guide International Inc. (b)	47	123
Gray Television Inc.	8	77
Hollinger International Inc.	11	100
Journal Communications Inc. - Class A	6	78
Journal Register Co.	9	129
Liberty Corp.	3	136
Lin TV Corp. (b)	5	53
Lodgenet Entertainment Corp. (b)	3	39
Martha Stewart Living Omnimedia (b) (l)	4	77
Media General Inc.	4	205
Mediacom Communications Corp. (b)	11	60
Nexstar Broadcasting Group Inc. - Class A (b) (l)	2	8
Outdoor Channel Holdings Inc. (b)	1	13
Playboy Enterprises Inc. - Class B (b)	4	50
Primedia Inc. (b)	26	43
Radio One Inc. (b)	15	159
Reader’s Digest Association Inc. - Class A	19	284
Regent Communications Inc. (b)	5	24

Saga Communications Inc. (b)	2	27
Salem Communications Corp. - Class A (b)	2	36
Scholastic Corp. (b)	7	189
Sinclair Broadcast Group Inc. - Class A	9	82
Spanish Broadcasting System - Class A (b)	7	37
Thomas Nelson Inc.	2	60
Value Line Inc.	-	7
World Wrestling Entertainment Inc.	3	51
WorldSpace Inc. (b) (l)	3	38
WPT Enterprises Inc. (b) (l)	1	6
Young Broadcasting Inc. (b)	2	6
		3,246

Metal Fabrication & Hardware - 1.0%

AM Castle & Co. (b)	2	39
CIRCOR International Inc.	3	88
Commercial Metals Co.	12	447
Dynamic Materials Corp. (l)	1	36
Earle M Jorgensen Co. (b)	3	28
Kaydon Corp. (l)	6	182
Lawson Products	1	34
Maverick Tube Corp. (b)	8	336
Mueller Industries Inc.	7	201
NN Inc.	3	30
NS Group Inc. (b)	4	172
Omega Flex Inc. (b) (l)	-	9
Quanex Corp. (l)	5	248
RBC Bearings Inc. (b)	2	32
Sun Hydraulics Corp.	1	22
Valmont Industries Inc.	3	104
Worthington Industries	14	262
		2,270

Mining - 0.6%

AMCOL International Corp.	4	89
Brush Engineered Materials Inc. (b)	4	60
Century Aluminum Co. (b)	4	112
Charles & Colvard Ltd. (l)	2	42
Coeur d’Alene Mines Corp. (b) (l)	48	193
Compass Minerals International Inc.	4	96
Hecla Mining Co. (b)	26	105
Royal Gold Inc. (l)	4	127
RTI International Metals Inc. (b)	4	170
Stillwater Mining Co. (b)	9	102
Titanium Metals Corp. (b) (l)	2	152
USEC Inc.	17	206
		1,454

Office & Business Equipment - 0.2%

Global Imaging System Inc. (b)	4	155
IKON Office Solutions Inc.	23	240
TRM Corp. (b) (l)	2	13
		408

Office Furnishings - 0.1%

Compx International Inc.	-	6
Interface Inc. (b)	9	74
Knoll Inc.	2	36
Virco Manufacturing (b)	1	3
		119

Oil & Gas - 3.5%

Alon USA Energy Inc. (b)	2	42
Atlas America Inc. (b)	2	131
ATP Oil & Gas Corp. (b)	3	129
Atwood Oceanics Inc. (b)	3	207
Berry Petroleum Co. - Class A	3	185
Bill Barrett Corp. (b)	3	97
Bois d’Arc Energy Inc. (b)	3	44
Brigham Exploration Co. (b)	5	53
Bronco Drilling Company Inc. (b)	1	25
Cabot Oil & Gas Corp. - Class A	10	435
Callon Petroleum Corp. (b)	3	48
Carrizo Oil & Gas Inc. (b)	4	95
Cheniere Energy Inc. (b) (l)	9	342
Cimarex Energy Co. (b)	16	676
Clayton Williams Energy Inc. (b)	1	44
Comstock Resources Inc. (b)	8	248
Crosstex Energy Inc.	1	66
Delta Petroleum Corp. (b) (l)	7	156
Edge Petroleum Corp. (b)	3	84
Encore Acquisition Co. (b)	10	310
Endeavour International Corp. (b) (l)	10	34
Energy Partners Ltd. (b)	7	148
Frontier Oil Corp.	11	405
FX Energy Inc. (b) (l)	6	50
Gasco Energy Inc. (b) (l)	13	88
Giant Industries Inc. (b)	3	143
Goodrich Petroleum Corp. (b) (l)	2	44
Grey Wolf Inc. (b) (l)	38	291
Harvest Natural Resources Inc. (b) (l)	6	57
Holly Corp.	4	237
Houston Exploration Co. (b)	6	300
KCS Energy Inc. (b)	9	227
McMoRan Exploration Co. (b) (l)	4	70
Meridian Resource Corp. (b)	16	66
Parallel Petroleum Corp. (b)	7	112
Parker Drilling Co. (b)	18	197
Penn Virginia Corp.	4	213
PetroHawk Energy Corp. (b)	11	143
Petroleum Development Corp. (b)	3	101
Petroquest Energy Inc. (b)	7	58
Pioneer Drilling Co. (b)	3	60
Remington Oil & Gas Corp. (b)	5	172
St. Mary Land & Exploration Co. (l)	11	415
Stone Energy Corp. (b)	4	205
Swift Energy Co. (b)	6	251

Todco - Class A (b)	9	351
Toreador Resources Corp. (b) (l)	3	60
Tri-Valley Corp. (b) (l)	4	30
W&T Offshore Inc.	3	79
Warren Resources Inc. (b)	4	68
Whiting Petroleum Corp. (b)	7	282
		8,374

Oil & Gas Services - 1.8%

Cal Dive International Inc. (b)	15	545
CARBO Ceramics Inc.	4	208
Dril-Quip Inc. (b)	1	66
Global Industries Ltd. (b)	17	187
Gulf Island Fabrication Inc.	2	46
Hanover Compressor Co. (b)	17	240
Hercules Offshore Inc. (b)	2	58
Hornbeck Offshore Services Inc. (b)	4	126
Hydril (b)	4	224
Input/Output Inc. (b) (l)	13	89
Lone Star Technologies Inc. (b)	6	306
Lufkin Industries Inc.	3	135
Markwest Hydrocarbon Inc. (l)	1	21
Newpark Resources Inc. (b)	17	131
Oceaneering International Inc. (b)	5	243
Oil States International Inc. (b)	8	251
RPC Inc.	4	114
SEACOR Holdings Inc. (b)	3	236
Superior Energy Services (b)	15	321
Superior Well Services Inc. (b)	1	33
Tetra Technologies Inc. (b)	6	196
Union Drilling Inc. (b)	3	37
Universal Compression Holdings Inc. (b)	4	148
Veritas DGC Inc. (b)	7	240
W-H Energy Services Inc. (b)	6	186
		4,387

Packaging & Containers - 0.2%

Chesapeake Corp.	4	68
Graphic Packaging Corp. (b)	11	25
Grief Inc.	3	189
Silgan Holdings Inc.	4	149
		431

Pharmaceuticals - 3.6%

Abgenix Inc. (b)	18	383
Acadia Pharmaceuticals Inc. (b)	3	34
Adams Respiratory Therapeutics Inc. (b)	2	65
Adolor Corp. (b)	8	112
Alkermes Inc. (b) (l)	18	340
Alpharma Inc. - Class A	8	226
Amylin Pharmaceuticals Inc. (b) (l)	21	843
Andrx Corp. (b)	14	228
Antigenics Inc. (b) (l)	6	27
Array Biopharma Inc. (b)	6	45

Atherogenics Inc. (b) (l)	7	135
AVANIR Pharmaceuticals - Class A (b) (l)	25	88
Bentley Pharmaceuticals Inc. (b)	4	61
Bioenvision Inc. (b) (l)	7	45
Biomarin Pharmaceutical Inc. (b)	14	147
BioScrip Inc. (b)	7	56
Caraco Pharmaceutical Laboratories Inc. (b)	2	13
Cell Therapeutics Inc. (b) (l)	12	26
Connetics Corp. (b)	6	90
Conor Medsystems Inc. (b)	1	25
Corcept Therapeutics Inc. (b)	1	2
Cubist Pharmaceuticals Inc. (b)	10	213
CV Therapeutics Inc. (b) (l)	9	215
Cypress Bioscience Inc. (b)	5	31
Dendreon Corp. (b) (l)	10	56
Discovery Laboratories Inc. (b)	12	80
Dov Pharmaceutical Inc. (b)	4	66
Durect Corp. (b)	7	35
Dusa Pharmaceuticals Inc. (b) (l)	3	28
First Horizon Pharmaceutical Corp. (b) (l)	5	92
HealthExtras Inc. (b)	4	97
Hi-Tech Pharmacal Co. Inc. (b)	1	39
Idenix Pharmaceuticals Inc. (b)	2	40
I-Flow Corp. (b)	4	59
Inspire Pharmaceuticals Inc. (b)	8	40
Introgen Therapeutics Inc. (b) (l)	3	17
Isis Pharmaceuticals Inc. (b)	16	84
ISTA Pharmaceuticals Inc. (b)	2	11
KV Pharmaceutical Co. - Class A (b)	7	142
Lannett Co. Inc. (b)	1	5
Mannatech Inc.	3	40
MannKind Corp. (b)	4	47
Medarex Inc. (b)	22	305
Medicines Co. (b)	9	158
Medics Pharmaceutical Corp. (l)	11	344
MGI Pharma Inc. (b)	14	247
Nabi Biopharmaceuticals (b)	11	37
Nastech Pharmaceutical Co. Inc. (b)	4	57
Natures Sunshine Products Inc.	2	41
NBTY Inc. (b) (l)	11	182
Neopharm Inc. (b) (l)	4	40
Neurocrine Biosciences Inc. (b)	7	453
Neurogen Corp. (b)	4	24
New River Pharmaceuticals Inc. (b)	1	63
NitroMed Inc. (b) (l)	3	39
Noven Pharmaceuticals Inc. (b)	4	63
NPS Pharmaceuticals Inc. (b)	9	110
Nuvelo Inc. (b)	8	62
Onyx Pharmaceuticals Inc. (b) (l)	8	232
Pain Therapeutics Inc. (b) (l)	5	37
Par Pharmaceutical Cos. Inc. (b)	7	216

Penwest Pharmaceuticals Co. (b)	4	84
Perrigo Co.	16	236
Pharmion Corp. (b)	5	91
Pozen Inc. (b)	4	38
Progenics Pharmaceuticals Inc. (b)	4	97
Renovis Inc. (b)	5	76
Rigel Pharmaceuticals Inc. (b)	4	37
Salix Pharmaceuticals Ltd. (b)	9	150
Santarus Inc. (b)	1	7
Star Scientific Inc. (b) (l)	6	15
Tanox Inc. (b) (l)	4	69
Threshold Pharmaceuticals Inc. (b) (l)	1	20
Trimeris Inc. (b)	4	42
United Therapeutics Corp. (b) (l)	4	306
USANA Health Sciences Inc. (b) (l)	2	70
ViaCell Inc. (b)	1	7
Virbac Corp. (b)	1	3
Vivus Inc. (b)	4	13
Xenoport Inc. (b) (l)	1	24
Zymogenetrics Inc. (b)	6	100
		8,623

Pipelines - 0.0%

Transmontaigne Inc. (b)	9	58

Real Estate - 0.4%

Avatar Holdings Inc. (b) (l)	1	54
Brookdale Senior Living Inc.	2	71
California Coastal Communities Inc. (b)	1	53
CentraCore Properties Trust	2	53
Consolidated-Tomoka Land Co.	1	69
Housevalues Inc. (b) (l)	1	14
Jones Lang LaSalle Inc.	7	337
Newkirk Realty Trust Inc.	4	57
Reading International Inc. - Class A (b)	2	15
Tarragon Corp. (b) (l)	3	57
Trammell Crow Co. (b)	6	166
United Capital Corp. (b)	-	12
ZipRealty Inc. (b) (l)	2	15
		973

Real Estate Investment Trusts - 6.1%

Aames Investment Corp. (l)	7	47
Acadia Realty Trust	5	100
Affordable Residential Communities (l)	5	43
Agree Realty Corp. (l)	1	38
Alexander’s Inc. (b)	-	89
Alexandria Real Estate Equites Inc.	4	351
American Campus Communities Inc.	3	78
American Home Mortgage Investment Corp.	9	279
AMLI Residential Properties Trust	5	196
Anthracite Capital Inc.	10	101
Anworth Mortgage Asset Corp.	9	66

Arbor Realty Trust Inc.	2	60
Ashford Hospitality Trust Inc.	8	81
Bedford Property Investors	3	58
Bimini Mortgage Management Inc.	4	33
BioMed Realty Trust Inc.	9	216
Boykin Lodging Co. (b)	3	37
Brandywine Realty Trust	11	310
Capital Lease Funding Inc.	4	44
Capital Trust Inc. - Class A	2	69
Cedar Shopping Centers Inc.	6	80
Colonial Properties Trust	9	365
Columbia Equity Trust Inc.	2	28
Commercial Net Lease Realty	10	214
Corporate Office Properties Trust SBI MD	6	219
Cousins Properties Inc. (l)	8	222
Criimi MAE Inc. (b)	3	53
Deerfield Triarc Capital Corp. (l)	5	68
DiamondRock Hospitality Co.	6	67
Digital Realty Trust Inc.	3	76
EastGroup Properties Inc.	4	199
ECC Capital Corp.	9	21
Education Realty Trust Inc.	6	71
Entertainment Properties Trust	5	209
Equity Inns Inc.	10	142
Equity Lifestyle Properties Inc.	4	160
Equity One Inc.	7	159
Extra Space Storage Inc. (l)	7	110
FelCor Lodging Trust Inc.	9	161
Fieldstone Investment Corp.	9	104
First Industrial Realty Trust Inc. (l)	9	328
First Potomac Realty Trust	4	109
Getty Realty Corp.	3	88
Glenborough Realty Trust Inc.	6	109
Glimcher Realty Trust	7	161
GMH Communities Trust	8	129
Government Properties Trust Inc. (l)	4	33
Gramercy Capital Corp.	4	82
Heritage Property Investment Trust	5	170
Hersha Hospitality Trust	3	27
Highland Hospitality Corp.	10	107
Highwoods Properties Inc.	11	302
Home Properties Inc. (l)	6	254
HomeBanc Corp.	11	80
IMPAC Mortgage Holdings Inc. (l)	15	145
Inland Real Estate Corp.	14	200
Innkeepers USA Trust	8	128
Investors Real Estate Trust (l)	9	85
JER Investors Trust Inc.	3	42
Kilroy Realty Corp.	6	354
Kite Realty Group Trust	6	93
LaSalle Hotel Properties	6	237

Lexington Corporate Properties Trust	10	221
LTC Properties Inc.	4	94
Luminent Mortgage Capital Inc.	8	61
Maguire Properties Inc.	7	215
Medical Properties Trust Inc.	3	30
MeriStar Hospitality Corp. (b)	17	157
MFA Mortgage Investments Inc.	16	91
Mid-America Apartment Communities Inc.	4	183
MortgageIT Holdings Inc.	4	61
National Health Investors Inc.	4	117
National Health Realty Inc. (l)	1	22
Nationwide Health Properties Inc.	13	283
Newcastle Investment Corp.	8	205
NorthStar Realty Finance Corp.	4	41
Novastar Financial Inc. (l)	5	151
Omega Healthcare Investors Inc.	11	143
One Liberty Properties Inc.	1	24
Origen Financial Inc.	3	21
Parkway Properties Inc.	3	108
Penn Real Estate Investment Trust	7	256
Post Properties Inc.	8	316
Prentiss Properties Trust	8	344
PS Business Parks Inc.	3	164
RAIT Investment Trust	5	137
Ramco-Gershenson Properties	3	68
Redwood Trust Inc.	4	165
Saul Centers Inc.	2	68
Saxon Capital Inc.	9	106
Senior Housing Properties Trust	12	202
Sizeler Property Investors Inc.	3	41
Sovran Self Storage Inc. (l)	3	163
Spirit Finance Corp.	13	143
Strategic Hotel Capital Inc.	9	182
Sun Communities Inc.	3	92
Sunstone Hotel Investors Inc.	6	164
Tanger Factory Outlet Centers	6	180
Taubman Centers Inc.	10	349
Town & Country Trust (l)	4	122
Trustreet Properties Inc.	12	171
Universal Health Realty Income	2	64
Urstadt Biddle Properties Inc. - Class A (l)	5	76
U-Store-It Trust	8	177
Washington Real Estate Investment Trust	8	240
Winston Hotels Inc.	5	45
		14,550

Retail - 6.1%

99 Cents Only Stores (b) (l)	8	83
AC Moore Arts & Crafts Inc. (b)	3	38
Aeropostale Inc. (b)	10	275
AFC Enterprises (b)	3	51
Allion Healthcare Inc. (b)	1	14

America’s Car-Mart Inc. (b) (l)	1	24
Asbury Automotive Group Inc. (b)	2	40
Big 5 Sporting Goods Corp.	4	88
Big Lots Inc. (b) (l)	22	269
BJ’s Restaurants Inc. (b)	2	55
Blair Corp.	1	33
Blockbuster Inc. - Class A (l)	36	137
Bob Evans Farms Inc.	7	150
Bombay Co. Inc. (b)	6	19
Bon-Ton Stores Inc.	1	27
Brown Shoe Co. Inc.	4	157
Buckle Inc.	1	44
Buffalo Wild Wings Inc. (b)	1	43
Build-A-Bear Workshop Inc. (b) (l)	2	58
Burlington Coat Factory Warehouse Corp.	3	121
Cabela’s Inc. - Class A (b) (l)	7	109
Cache Inc. (b)	2	36
California Pizza Kitchen Inc. (b)	4	130
Casey’s General Stores Inc.	9	235
Cash America International Inc.	6	130
Casual Male Retail Group Inc. (b) (l)	4	26
Cato Corp. - Class A	6	134
CEC Entertainment Inc. (b)	7	238
Charlotte Russe Holding Inc. (b)	3	67
Charming Shoppes Inc. (b)	24	311
Childrens Place Retail Stores Inc. (b)	4	213
Christopher & Banks Corp.	7	123
Citi Trends Inc. (b)	1	29
CKE Restaurants Inc. (l)	11	149
Coldwater Creek Inc. (b)	7	218
Conn’s Inc. (b) (l)	1	37
Cost Plus Inc. (b)	4	66
CSK Auto Corp. (b)	9	130
Dave & Buster’s Inc. (b) (l)	2	42
DEB Shops Inc.	1	31
Denny’s Corp. (b)	18	74
Design Within Reach Inc. (b) (l)	2	9
Domino’s Pizza Inc.	6	147
Dress Barn Inc. (b) (l)	4	160
DSW Inc. (b)	2	64
Finish Line - Class A	8	137
First Cash Financial Services Inc. (b)	2	69
Fred’s Inc.	7	122
GameStop Corp. (b) (l)	5	151
GameStop Corp. (b)	7	188
Genesco Inc. (b)	4	162
Group 1 Automotive Inc. (b)	4	118
Guitar Center Inc. (b)	5	255
Haverty Furniture Cos. Inc.	3	39
Hibbett Sporting Goods Inc. (b)	7	193
HOT Topic Inc. (b)	9	132

IHOP Corp.	4	179
Insight Enterprises Inc. (b)	10	189
J Jill Group Inc. (b)	4	74
Jack in The Box Inc. (b)	7	241
Jo-Ann Stores Inc. (b)	5	53
JOS A Bank Clothiers Inc. (b)	2	105
Kenneth Cole Productions Inc.	2	40
Kirkland’s Inc. (b)	2	10
Krispy Kreme Doughnuts Inc. (b) (l)	11	61
Landry’s Restaurants Inc.	4	98
Linens ‘n Things Inc. (b)	9	227
Lithia Motors Inc. - Class A	3	88
Lone Star Steakhouse & Saloon Inc.	3	76
Longs Drug Stores Corp.	6	210
Luby’s Inc. (b)	5	73
Marinemax Inc. (b)	2	72
McCormick & Schmick’s Seafood Restaurants Inc. (b)	1	29
Movado Group Inc.	3	57
Movie Gallery Inc. (l)	4	23
New York & Co. Inc. (b)	2	47
Nu Skin Enterprises Inc.	11	198
O’Charleys Inc. (b)	4	63
Pacific Sunwear of California (b)	15	372
Pantry Inc. (b)	3	153
Papa John’s International Inc. (b)	2	118
Payless Shoesource Inc. (b)	13	318
PEP Boys-Manny Moe & Jack	11	169
Petco Animal Supplies Inc. (b)	11	238
PF Chang’s China Bistro Inc. (b) (l)	5	244
Pier 1 Imports Inc.	16	138
Rare Hospitality International Inc. (b)	7	210
Red Robin Gourmet Burgers Inc. (b)	3	147
Regis Corp.	9	343
Restoration Hardware Inc. (b)	5	31
Retail Ventures Inc. (b) (l)	3	35
Ruby Tuesday Inc.	13	331
Rush Enterprises Inc. (b)	1	19
Rush Enterprises Inc. - Class A (b)	3	41
Ruth’s Chris Steak House (b)	3	50
Ryan’s Restaurant Group Inc. (b)	7	90
School Specialty Inc. (b) (l)	4	153
Select Comfort Corp. (b)	7	192
Sharper Image Corp. (b)	2	22
Shoe Carnival Inc. (b)	1	24
Smart & Final Inc. (b)	3	36
Sonic Automotive Inc.	6	128
Sports Authority Inc. (b) (l)	5	148
Stage Stores Inc. (l)	6	166
Steak N Shake Co. (b)	5	91
Stein Mart Inc.	5	84
Syms Corp. (l)	1	16

Systemax Inc. (b)	2	10
Talbots Inc.	4	122
Texas Roadhouse Inc. - Class A (b)	8	126
Too Inc. (b)	7	195
Tractor Supply Co. (b)	6	344
Trans World Entertainment (b)	4	20
Triarc Cos. Inc. - Class B (l)	8	124
Tuesday Morning Corp.	5	111
Under Armour Inc. - Class A (b) (l)	2	95
United Auto Group Inc.	5	189
West Marine Inc. (b) (l)	3	38
Wet Seal Inc. (b) (l)	12	52
Wilsons The Leather Experts (b) (l)	3	10
World Fuel Services Corp.	5	173
Zale Corp. (b)	10	250
Zumiez Inc. (b)	1	23
		14,402

Savings & Loans - 1.8%

Anchor Bancorp. Inc.	4	132
Atlantic Coast Federal	1	11
BankAtlantic Bancorp. Inc. - Class A	8	109
Bankunited Financial Corp. - Class A	5	123
Berkshire Hills Bancorp. Inc.	1	46
Beverly Hills Bancorp. Inc.	2	20
BFC Financial Corp. (b)	3	19
Brookline Bancorp. Inc.	11	161
CFS Bancorp Inc.	1	19
Charter Financial Corp.	1	20
Citizens First Bancorp Inc.	1	30
Clifton Savings Bancorp. Inc.	2	21
Commercial Capital Bancorp.	8	144
Dime Community Bancshares	5	78
Fidelity Bankshares Inc.	5	149
First Defiance Financial Corp.	1	26
First Financial Holdings Inc.	3	77
First Niagara Financial Group Inc.	23	331
First Place Financial Corp.	3	67
FirstFed Financial Corp. (b)	3	167
Flagstar Bancorp. Inc. (l)	7	101
Flushing Financial Corp.	3	54
Franklin Bank Corp. (b)	3	62
Harbor Florida Bancshares Inc.	4	144
Horizon Financial Corp.	2	39
Investors Bancorp Inc. (b)	11	121
ITLA Capital Corp. (b)	1	48
Kearny Financial Corp.	4	45
K-Fed Bancorp.	1	10
KNBT Bancorp Inc.	6	100
MAF Bancorp Inc.	6	264
MASSBANK Corp.	-	12
NASB Financial Inc.	-	15

NewAlliance Bancshares Inc.	23	329
Northwest Bancorp. Inc.	3	73
OceanFirst Financial Corp.	2	39
Parkvale Financial Corp.	1	16
Partners Trust Financial Group Inc.	10	118
Pennfed Financial Services Inc.	1	26
PFF Bancorp Inc.	4	117
Provident Financial Holdings Inc.	1	25
Provident Financial Services Inc.	14	253
Provident New York Bancorp.	8	90
Rockville Financial Inc. (b)	2	20
Sound Federal Bancorp. Inc.	2	34
Sterling Financial Corp.	7	165
TierOne Corp.	4	106
United Community Financial Corp.	5	59
United Financial Bancorp Inc. (b) (l)	2	21
Wauwatosa Holdings Inc. (b) (l)	1	11
Westfield Financial Inc.	1	14
WSFS Financial Corp.	1	67
		4,348

Semiconductors - 4.1%

Actel Corp. (b)	5	58
ADE Corp. (b)	2	40
Advanced Analogic Technologies Inc. (b)	3	37
AMIS Holdings Inc. (b)	8	84
Amkor Technology Inc. (b) (l)	21	117
Applied Micro Circuits Corp. (b)	60	153
Asyst Technologies Inc. (b)	8	47
Atmel Corp. (b)	84	259
ATMI Inc. (b)	7	199
August Technology Corp. (b)	3	30
Axcelis Technologies Inc. (b)	19	90
Brooks Automation Inc. (b)	15	186
Cabot Microelectronics Corp. (b)	5	141
Ceva Inc. (b)	2	11
Cirrus Logic Inc. (b)	16	107
Cohu Inc.	4	98
Conexant Systems Inc. (b)	94	213
Credence Systems Corp. (b)	16	112
Cypress Semiconductor Corp. (b) (l)	26	371
Diodes Inc. (b)	4	110
DSP Group Inc. (b)	6	145
Emcore Corp. (b)	6	47
Emulex Corp. (b)	16	326
Entegris Inc. (b)	22	210
Exar Corp. (b)	7	86
Fairchild Semiconductor International Inc. (b)	24	399
Formfactor Inc. (b)	7	167
Genesis Microchip Inc. (b)	7	131
Hittite Microwave Corp. (b)	1	25
Integrated Device Technology Inc. (b)	39	508

Integrated Silicon Solutions Inc. (b)	7	44
IXYS Corp. (b)	4	49
Kopin Corp. (b)	13	72
Kulicke & Soffa Industries Inc. (b) (l)	11	93
Lattice Semiconductor Corp. (b)	20	86
Leadis Technology Inc. (b)	3	18
LTX Corp. (b)	12	54
Mattson Technology Inc. (b)	8	84
Micrel Inc. (b)	12	138
Microsemi Corp. (b)	12	338
Microtune Inc. (b)	9	37
MIPS Technologies Inc. - Class A (b)	7	40
MKS Instruments Inc. (b)	6	112
Monolithic Power Systems Inc. (b)	3	44
Monolithic System Technology Inc. (b)	4	20
Netlogic Microsystems Inc. (b)	2	46
Omnivision Technologies Inc. (b) (l)	11	223
ON Semiconductor Corp. (b)	29	161
Pericom Semiconductor Corp. (b)	4	29
Photroncis Inc. (b)	7	110
Pixelworks Inc. (b)	8	43
PLX Technology Inc. (b)	3	28
PMC - Sierra Inc. (b)	34	261
Portalplayer Inc. (b) (l)	3	91
Power Integrations Inc. (b)	6	143
Rambus Inc. (b)	19	304
Rudolph Technologies Inc. (b)	2	28
Semitool Inc. (b)	4	47
Semtech Corp. (b)	15	268
Sigmatel Inc. (b)	6	84
Silicon Image Inc. (b)	15	137
Silicon Laboratories Inc. (b) (l)	8	303
Sirf Technology Holdings Inc. (b)	7	202
Skyworks Solutions Inc. (b)	30	155
Standard Microsystems Corp. (b)	4	115
Sunpower Corp. (b) (l)	2	60
Supertex Inc. (b)	2	88
Tessera Technologies Inc. (b)	9	225
Transwitch Corp. (b) (l)	13	24
Triquint Semiconductor Inc. (b)	29	128
Ultratech Inc. (b)	5	88
Varian Semiconductor Equipment Associates Inc. (b)	7	321
Veeco Instruments Inc. (b)	6	100
Virage Logic Corp. (b)	2	23
Vitesse Semiconductor Inc. (b) (l)	42	80
Volterra Semiconductor Corp. (b)	3	45
Zoran Corp. (b)	8	133
		9,829

Software - 2.7%

Actuate Corp. (b)	8	26
Advent Software Inc. (b)	4	116

Allscripts Healthcare Solutions Inc. (b) (l)	6	85
Altiris Inc. (b)	4	73
American Reprographics Co. (b)	2	58
AMICAS Inc. (b)	11	53
Ansys Inc. (b)	6	264
Aspen Technology Inc. (b) (l)	9	70
Atari Inc. (b) (l)	8	9
Blackbaud Inc.	2	34
Blackboard Inc. (b) (l)	4	110
Borland Software Corp. (b)	15	101
Bottomline Technologies Inc. (b)	3	33
CallWave Inc. (b) (l)	1	3
Computer Programs & Systems Inc.	1	58
Concur Technologies Inc. (b)	5	68
Datastream Systems Inc. (b)	2	19
Dendrite International Inc. (b)	8	117
Digi International Inc. (b)	5	50
Eclipsys Corp. (b)	7	135
Emageon Inc. (b)	4	56
Embarcado Technologies Inc. (b)	3	21
Epicor Software Corp. (b)	10	143
EPIQ Systems Inc. (b)	3	51
IDX Systems Corp. (b)	5	210
Informatica Corp. (b)	16	198
InPhonic Inc. (b) (l)	3	30
Inter-Tel Inc.	5	93
Intervideo Inc. (b)	1	15
JDA Software Group Inc. (b)	5	90
Keane Inc. (b)	9	97
Lawson Software Inc. (b) (l)	12	87
Majesco Entertainment Co. (b) (l)	1	1
Mantech International Corp. - Class A (b)	3	83
Mapinfo Corp. (b)	4	48
Micromuse Inc. (b)	17	165
Microstrategy Inc. - Class A (b)	3	230
Midway Games Inc. (b) (l)	5	91
MRO Software Inc. (b)	3	47
NDCHealth Corp. (b)	7	142
NetIQ Corp. (b)	10	123
Nuance Communications Inc. (b)	23	177
Onyx Software Corp. (b)	-	2
Open Solutions Inc. (b)	4	85
Opnet Technologies Inc. (b)	2	17
Opsware Inc. (b)	13	86
Packeteer Inc. (b)	7	53
Parametric Technology Corp. (b)	51	310
PDF Solutions Inc. (b)	3	51
Per-Se Technologies Inc. (b) (l)	4	102
Phase Forward Inc. (b)	5	46
Phoenix Technologies Ltd. (b)	3	22
Progress Software Corp. (b)	8	223

QAD Inc.	2	15
Quality Systems Inc. (b)	1	108
Quest Software Inc. (b)	12	174
Renaissance Learning Inc. (l)	2	29
Seachange International Inc. (b)	4	32
Serena Software Inc. (b)	6	129
SPSS Inc. (b)	3	103
SSA Global Technologies Inc. (b)	2	28
Stellent Inc. (b)	5	51
SYNNEX Corp. (b)	2	25
THQ Inc. (b)	12	278
Transaction Systems Architects Inc. (b)	7	205
Ulticom Inc. (b)	2	18
Ultimate Software Group Inc. (b)	4	85
VeriFone Holdings Inc. (b)	5	130
Verint Systems Inc. (b)	3	94
Wind River Systems Inc. (b)	14	211
Witness Systems Inc. (b)	5	95
		6,487

Storage/Warehousing - 0.1%

Mobile Mini Inc. (b)	3	134

Telecommunications - 1.0%

Alaska Communications Systems Group Inc. (l)	3	25
Broadwing Corp. (b)	14	85
Cbeyond Communications Inc. (b) (l)	2	23
Cincinnati Bell Inc. (b)	50	174
Commonwealth Telephone Enterprises Inc.	4	136
Consolidated Communications Holdings Inc.	3	44
CT Communications Inc.	3	39
Fairpoint Communications Inc.	5	51
General Communication - Class A (b)	11	113
GlobeTel Communications Corp. (b) (l)	9	35
Golden Telecom Inc.	4	107
HickoryTech Corp.	1	10
Hungarian Telephone & Cable (b)	1	10
IDT Corp. - Class B (b)	11	130
Intrado Inc. (b)	3	75
Iowa Telecommunicatoins Services Inc.	4	60
Level 3 Communications Inc. (b) (l)	134	386
Mastec Inc. (b)	5	52
NeuStar Inc. - Class A (b)	5	140
Premiere Global Services Inc. (b)	14	115
RCN Corp. (b)	5	108
Shenandoah Telecom Co.	1	50
SureWest Communications	3	75
Talk America Holdings Inc. (b)	5	43
Telkonet Inc. (b) (l)	6	25
Time Warner Telecom Inc. - Class A (b)	9	91
USA Mobility Inc. (b)	5	139
Valor Communications Group Inc. (l)	5	60

2,401

Telecommunications Equipment - 2.2%

3Com Corp. (b)	72	259
Adaptec Inc. (b)	23	133
Adtran Inc. (l)	13	386
Aeroflex Inc. (b)	14	153
Anaren Inc. (b)	3	52
Anixter International Inc.	6	249
Applied Signal Technology Inc.	2	37
Arris Group Inc. (b)	21	199
Atheros Communications Inc. (b)	6	81
Black Box Corp.	3	162
C-COR Inc. (b)	9	45
Ciena Corp. (b)	114	337
CommScope Inc. (b)	11	220
Comtech Telecommunications Corp. (b)	4	120
Ditech Communications Corp. (b)	7	58
Essex Corp. (b)	3	50
Extreme Networks (b)	24	114
Finisar Corp. (b)	39	81
Foundry Networks Inc. (b)	24	333
Harmonic Inc. (b)	14	68
Hypercom Corp. (b)	10	66
Ixia (b)	7	102
MRV Communications Inc. (b) (l)	19	39
Netgear Inc. (b) (l)	6	117
Newport Corp. (b)	7	98
North Pittsburgh Systems Inc.	3	48
Oplink Communications Inc. (b)	4	53
Optical Communication Products Inc. (b) (l)	2	6
Parkervision Inc. (b) (l)	1	5
Plantronics Inc.	9	261
Polycom Inc. (b)	20	303
SafeNet Inc. (b) (l)	5	147
Sonus Networks Inc. (b) (l)	50	186
Stratos Lightwave Inc. (b) (l)	-	1
Sycamore Networks Inc. (b)	36	155
Symmetricom Inc. (b)	8	71
Tekelec (b)	11	159
Terayon Communication Systems Inc. (b) (l)	13	29
Utstarcom Inc. (b)	21	172
Westell Technologies Inc. (b)	9	42
Zhone Technologies Inc. (b)	19	39
		5,236

Textiles - 0.1%

Angelica Corp.	2	25
Dixie Group Inc. (b)	2	24
G&K Services Inc. - Class A	4	145
Innovo Group Inc. (b) (l)	2	2
Unifirst Corp.	2	50
		246

Tobacco - 0.2%

Alliance One International Inc.	15	58
Universal Corp.	5	224
Vector Group Ltd. (l)	6	115
		397

Toys & Hobbies - 0.1%

Jakks Pacific Inc. (b) (l)	5	111
Leapfrog Enterprises Inc. (b) (l)	6	72
RC2 Corp. (b)	3	123
Topps Co. Inc.	6	48
		354

Transportation - 1.8%

ABX Air Inc. (b)	13	101
Amerco Inc. (b)	2	150
Arkansas Best Corp. (l)	5	227
Covenant Transport Inc. (b)	1	18
Dynamex Inc. (b)	2	46
EGL Inc. (b)	8	294
Florida East Coast Industrials - Class A	6	271
Forward Air Corp.	6	227
Frozen Food Express Industries (b)	3	28
GATX Corp.	9	315
Genesee & Wyoming Inc. - Class A (b)	4	167
Greenbrier Cos. Inc.	1	37
Gulfmark Offshore Inc. (b)	3	85
Heartland Express Inc.	8	171
Horizon Lines Inc. - Class A	4	46
HUB Group Inc. - Class A (b)	4	130
Interpool Inc.	1	26
Kansas City Southern (b) (l)	16	395
Kirby Corp. (b)	4	228
Knight Transportation Inc.	11	236
Maritrans Inc.	2	43
Marten Transport Ltd. (b)	3	57
Offshore Logistics Inc. (b)	4	127
Old Dominion Freight Line (b)	5	146
Pacer International Inc.	7	180
PAM Transportation Services (b) (l)	1	16
PHI Inc. (b)	-	7
RailAmerica Inc. (b)	7	79
SCS Transportation Inc. (b)	3	73
SIRVA Inc. (b)	4	35
TAL International Group Inc. (b) (l)	3	53
Universal Truckload Services Inc. (b)	1	21
US Xpress Enterprises Inc. (b)	2	36
USA Truck Inc. (b)	1	40
Werner Enterprises Inc. (l)	10	192
		4,303

Water - 0.2%

American States Water Co.	3	102
California Water Service Group	3	124

Connecticut Water Services Inc.	1	33
Middlesex Water Co. (l)	2	33
Pico Holdings Inc. (b)	1	47
SJW Corp.	1	59
Southwest Water Co. (l)	4	59
		457

Wireless Telecommunications - 0.9%

Airspan Networks Inc. (b)	9	53
Centennial Communications Corp. (b)	4	68
Dobson Communications Corp. (b) (l)	28	208
EndWave Corp. (b) (l)	1	14
Glenayre Technologies Inc. (b)	15	50
Interdigital Communication Corp. (b)	10	185
Jamdat Mobile Inc. (b)	2	57
Novatel Wireless Inc. (b) (l)	5	60
Powerwave Technologies Inc. (b)	22	270
Price Communications Corp. (b)	9	127
RF Micro Devices Inc. (b)	38	204
SBA Communications Corp. (b)	17	300
Spectralink Corp.	4	51
Syniverse Holdings Inc. (b)	4	79
Ubiquitel Inc. (b)	15	153
Viasat Inc. (b)	4	110
Wireless Facilities Inc. (b)	10	49
		2,038

Total Common Stocks (cost $205,761)	234,116

Rights - 0.0%

Apparel - 0.0%

dELiA*s Inc., No Strike Price, 01/27/06 (p)	-	-

Total Rights (cost $0)	-

Short Term Investments - 15.2%

Money Market Funds - 1.3%

JNL Money Market Fund, 4.13% (a) (n)	3,042	3,042

Securities Lending Collateral - 13.7%

Mellon GSL Delaware Business Trust Collateral Fund (n)	32,707	32,707

U.S. Treasury Bills - 0.2%

U.S. Treasury Bill, 3.93%, 03/09/06 (m)	400	397
Total Short Term Investments (cost $36,146)		36,146

Total Investments - 113.7% (cost $241,907)	270,262
Other Assets and Liabilities, Net - (13.7%)	(32,554)
Total Net Assets - 100%	$237,708

JNL/Oppenheimer Global Growth Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Non-cyclical	20.0%
Communications	17.5%
Financial	15.4%
Technology	13.0%
Industrial	11.5%
Consumer, Cyclical	9.4%
Energy	7.8%
Money Market Investment	2.5%
Diversified	1.5%
Utilities	1.2%
Basic Materials	0.2%
100.0%

Common Stocks - 96.5%

Advertising - 0.6%

JC Decaux SA (b)	39	$919
WPP Group Plc	85	915
		1,834

Aerospace & Defense - 4.2%

Boeing Co.	26	1,819
Empresa Brasileira de Aeronautica SA - ADR (l)	74	2,901
European Aeronautic Defence and Space Co. NV	82	3,079
Lockheed Martin Corp. (l)	21	1,304
Northrop Grumman Corp. (l)	23	1,389
Raytheon Co.	45	1,823
		12,315

Apparel - 0.8%

Burberry Group Plc	120	887
Coach Inc. (b)	46	1,523
		2,410

Auto Manufacturers - 1.5%

Bayerische Motoren Werke AG	38	1,654
Toyota Motor Corp.	52	2,714
		4,368

Banks - 7.0%

Anglo Irish Bank Corp. Plc	81	1,227
Australia & New Zealand Banking Group Ltd.	37	643
Credit Suisse Group	61	3,132
HSBC Holdings Plc	171	2,753
ICICI Bank Ltd. - ADR	40	1,159
Northern Trust Corp.	54	2,788
Resona Holdings Inc. (b)	-	1,825
Royal Bank of Scotland Group Plc	142	4,290
Societe Generale - Class A	22	2,703
		20,520

Beverages - 1.6%

Cia de Bebidas das Americas - ADR	43	1,646
Diageo Plc	10	140

Fomento Economico Mexicano SA de CV	225	1,627
Grupo Modelo SA	305	1,106
		4,519

Biotechnology - 2.2%

Affymetrix Inc. (b)	30	1,428
Amgen Inc. (b)	35	2,792
Genentech Inc. (b) (l)	17	1,600
Nektar Therapeutics (b) (l)	10	164
Nektar Therapeutics (b) (p) (e)	11	146
		6,130

Chemicals - 0.2%

Syngenta AG (b)	4	544

Computers - 1.4%

Cadence Design Systems Inc. (b) (l)	54	914
International Business Machines Corp.	26	2,148
Sun Microsystems Inc. (b)	240	1,007
		4,069

Cosmetics & Personal Care - 1.5%

Avon Products Inc.	26	737
Kao Corp.	40	1,072
Proctor & Gamble Co.	20	1,162
Shiseido Co. Ltd.	76	1,417
		4,388

Diversified Financial Services - 3.5%

American Express Co.	46	2,347
Citigroup Inc.	16	767
Credit Saison Co. Ltd.	37	1,858
JPMorgan Chase & Co.	60	2,364
Morgan Stanley	55	3,097
		10,433

E - Commerce - 1.7%

Amazon.Com Inc. (b)	22	1,033
eBay Inc. (b)	90	3,875
		4,908

Electric - 0.7%

Energias de Portugal SA	276	851
Fortum Oyj	70	1,314
		2,165

Electrical Components & Equipment - 0.6%

Emerson Electric Co.	24	1,815

Electronics - 3.6%

Fanuc Ltd.	10	832
Hoya Corp.	52	1,870
Keyence Corp.	5	1,499
Koninklijke Philips Electronics NV	116	3,608
Murata Manufacturing Co. Ltd.	39	2,494
		10,303

Engineering & Construction - 0.2%

JGC Corp.	38	723

Entertainment - 0.6%

International Game Technology (l)	59	1,819

Food - 1.3%

Cadbury Schweppes Plc	315	2,974
Tesco Plc	157	897
		3,871

Gas - 0.5%

Hong Kong & China Gas	623	1,331

Hand & Machine Tools - 0.4%

Nidec Corp.	13	1,106

Healthcare Products - 1.9%

Biomet Inc.	29	1,046
Boston Scientific Corp. (b)	59	1,433
Cie Generale D’Optique Essilor International SA (l)	5	409
Medtronic Inc.	11	639
Smith & Nephew Plc	208	1,920
		5,447

Healthcare Services - 0.8%

Quest Diagnostics Inc.	43	2,193

Holding Companies - Diversified - 2.1%

Berkshire Hathaway Inc. (b)	1	1,673
Hutchison Whampoa Ltd.	111	1,057
LVMH Louis Vuitton Moet Hennessy SA	37	3,321
		6,051

Home Furnishings - 1.2%

Sony Corp.	88	3,592

Household Products - 2.5%

Hindustan Lever Ltd.	438	1,919
Reckitt Benckiser Plc	158	5,214
		7,133

Insurance - 3.0%

ACE Ltd.	36	1,936
Allianz AG	21	3,202
Everest Re Group Ltd.	10	993
Manulife Financial Corp. (l)	26	1,537
XL Capital Ltd. - Class A	17	1,152
		8,820

Internet - 0.3%

Yahoo! Japan Corp.	-	744

Investment Companies - 0.7%

Investor AB - Class B	62	1,081
Macquarie Airports	363	843
		1,924

Leisure Time - 0.9%

Carnival Corp.	48	2,588

Manufacturing - 1.9%

3M Corp.	29	2,279
Siemens AG	36	3,109
		5,388

Media - 4.3%

Grupo Televisa SA - ADR	34	2,713
Pearson Plc	132	1,566
Singapore Press Holdings Ltd.	460	1,190
Sirius Satellite Radio Inc. (b) (l)	370	2,480
Television Broadcasts Ltd.	232	1,233
Walt Disney Co.	70	1,673
Zee Telefilms Ltd.	434	1,512
		12,367

Office & Business Equipment - 0.3%

Canon Inc.	16	948

Oil & Gas - 6.6%

BP Plc - ADR	40	2,538
Burlington Resources Inc.	34	2,888
Chevron Corp.	32	1,812
GlobalSantaFe Corp.	58	2,769
Husky Energy Inc.	73	3,680
Neste Oil Oyj (b)	8	226
Total SA	5	1,289
Transocean Inc. (b)	58	4,028
		19,230

Oil & Gas Services - 1.1%

Technip SA	54	3,261

Pharmaceuticals - 8.1%

Amylin Pharmaceuticals Inc. (b)	12	479
Chugai Pharmaceutical Co. Ltd.	59	1,266
Express Scripts Inc. (b)	22	1,860
Gilead Sciences Inc. (b)	42	2,200
ImClone Systems Inc. (b) (l)	18	620
Novartis AG	31	1,629
Novo-Nordisk A/S - Class B	13	731
Pfizer Inc.	52	1,202
Roche Holding AG	24	3,630
Sanofi-Aventis	54	4,721
Shionogi & Co. Ltd.	148	2,084
Takeda Pharmaceutical Co. Ltd.	20	1,082
Theravance Inc. (b)	25	563
Wyeth	29	1,313
		23,380

Retail - 3.5%

Gap Inc.	41	716
GUS Plc	54	956
Hennes & Mauritz AB - Class B	133	4,507

Inditex SA	60	1,970
Starbucks Corp. (b)	46	1,368
Tiffany & Co. (l)	19	720
		10,237

Semiconductors - 5.2%

Advanced Micro Devices Inc. (b) (l)	183	5,603
Altera Corp. (b) (l)	68	1,262
Cree Inc. (b)	53	1,333
International Rectifier Corp. (b) (l)	40	1,273
Samsung Electronics Co. Ltd.	5	3,189
Silicon Laboratories Inc. (b) (l)	12	455
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	192	1,900
		15,015

Shipbuilding - 0.6%

Hyundai Heavy Industries (b)	21	1,626

Software - 6.1%

Adobe Systems Inc.	49	1,796
Infosys Technologies Ltd.	57	3,793
Intuit Inc. (b) (l)	43	2,265
Microsoft Corp.	148	3,865
Novell Inc. (b) (l)	207	1,827
SAP AG	16	2,932
Square Enix Co. Ltd.	40	1,131
		17,609

Telecommunications - 1.2%

KDDI Corp.	1	3,373

Telecommunications Equipment - 2.2%

Cisco Systems Inc. (b)	88	1,498
Corning Inc. (b)	175	3,435
Juniper Networks Inc. (b)	34	747
Tandberg ASA	111	680
		6,360

Tobacco - 0.3%

Altria Group Inc.	10	755

Toys & Hobbies - 0.4%

Nintendo Co. Ltd.	9	1,027

Venture Capital - 0.4%

3i Group Plc	87	1,265

Wireless Telecommunications - 6.8%

Qualcomm Inc.	54	2,318
SK Telecom Co. Ltd. - ADR (l)	122	2,478
Telefonaktiebolaget LM Ericsson - Class B	2,245	7,713
Vodafone Airtouch Plc	3,271	7,062
		19,571

Total Common Stocks (cost $219,562)	279,475

Preferred Stocks - 1.0%

Auto Manufacturers - 0.5%

Porsche AG, 0.80%	2	1,287

Telecommunications - 0.5%

Tele Norte Leste Participacoes SA, 6.57%	85	1,505

Total Preferred Stocks (cost $2,100)	2,792

Short Term Investments - 12.0%

Money Market Funds - 2.5%

JNL Money Market Fund, 4.13% (a) (n)	7,342	7,342

Securities Lending Collateral - 9.5%

Mellon GSL Delaware Business Trust Collateral Fund	27,361	27,361

Total Short Term Investments (cost $34,703)	34,703

Total Investments - 109.5% (cost $256,365)	316,970
Other Assets and Liabilities, Net - (9.5%)	(27,376)
Total Net Assets - 100%	$289,594

JNL/Oppenheimer Growth Fund

Percentage of Total
Industry Sector	Investments (o)
Communications	21.7%
Technology	21.4%
Consumer, Non-cyclical	19.1%
Consumer, Cyclical	17.3%
Financial	8.5%
Energy	7.1%
Industrial	2.3%
Basic Materials	1.7%
Money Market Investment	0.9%
100.0%

Common Stocks - 98.7%

Aerospace & Defense - 0.8%

General Dynamics Corp.	2	$228

Agriculture - 1.7%

Monsanto Co.	6	481

Apparel - 2.3%

Nike Inc. - Class B	3	295
Polo Ralph Lauren Corp.	6	348
		643

Auto Manufacturers - 0.9%

Oshkosh Truck Corp.	6	259

Auto Parts & Equipment - 1.2%

Autoliv Inc.	8	354

Beverages - 1.6%

PepsiCo Inc.	8	461

Biotechnology - 6.0%

Amgen Inc. (b)	6	434
Genentech Inc. (b)	7	666
Genzyme Corp. (b)	5	354
Medimmune Inc. (b)	7	238
		1,692

Computers - 7.5%

Apple Computer Inc. (b)	10	683
Cognizant Technology Solutions Corp. (b)	6	312
EMC Corp. (b)	68	929
Network Appliance Inc. (b)	8	205
		2,129

Cosmetics & Personal Care - 2.2%

Colgate-Palmolive Co.	5	263
Proctor & Gamble Co.	6	352
		615

Data Processing - 0.8%

NAVTEQ Corp. (b)	5	215

Diversified Financial Services - 3.1%

Ameritrade Holding Corp. (b)	4	103
Chicago Mercantile Exchange Holdings Inc.	-	73
Goldman Sachs Group Inc.	3	319
Legg Mason Inc.	3	395
		890

Diversified Machinery - 0.5%

Rockwell Automation Inc.	3	148

E - Commerce - 2.2%

eBay Inc. (b)	14	618

Healthcare Products - 6.7%

Alcon Inc.	2	298
CR Bard Inc.	2	112
Gen-Probe Inc. (b)	4	215
Kinetic Concepts Inc. (b)	4	151
Medtronic Inc.	6	317
Varian Medical Systems Inc. (b)	17	836
		1,929

Home Furnishings - 1.0%

Harman International Industries Inc.	3	284

Insurance - 5.4%

Aflac Inc.	6	279

American International Group Inc.	14	942
Marsh & McLennan Cos. Inc.	10	302
		1,523

Internet - 6.1%

F5 Networks Inc. (b)	4	234
Google Inc. - Class A (b)	2	830
VeriSign Inc. (b) (l)	11	239
Yahoo! Inc. (b) (l)	11	447
		1,750

Leisure Time - 1.0%

Carnival Corp.	5	289

Media - 2.3%

Comcast Corp. - Class A (b)	13	340
Univision Communications Inc. - Class A (b) (l)	3	100
Walt Disney Co.	9	216
		656

Oil & Gas - 4.6%

Amerada Hess Corp.	2	279
Apache Corp.	4	274
EOG Resources Inc.	2	117
Transocean Inc. (b)	5	362
XTO Energy Inc.	6	268
		1,300

Oil & Gas Services - 2.5%

Halliburton Co.	6	390
National Oilwell Varco Inc. (b)	5	320
		710

Pharmaceuticals - 2.5%

Gilead Sciences Inc. (b)	5	242
Novartis AG - ADR	9	462
		704

Retail - 10.8%

Best Buy Co. Inc.	6	274
Chico’s FAS Inc. (b)	7	286
Kohl’s Corp. (b)	7	335
Staples Inc.	30	690
Starbucks Corp. (b)	12	366
Target Corp.	9	467
Urban Outfitters Inc. (b)	3	63
Wal-Mart Stores Inc.	6	271
Williams-Sonoma Inc. (b)	7	319
		3,071

Semiconductors - 4.7%

Applied Materials Inc.	16	292
Broadcom Corp. - Class A (b)	12	542
International Rectifier Corp. (b)	7	230
Maxim Integrated Products Inc.	8	272
		1,336

Software - 8.4%

Adobe Systems Inc.	10	362

Autodesk Inc.	8	356
Microsoft Corp.	50	1,315
SAP AG - ADR	8	352
		2,385

Telecommunications - 2.5%

Amdocs Ltd. (b)	8	206
NeuStar Inc. - Class A (b)	8	232
Sprint Nextel Corp. (l)	12	271
		709

Telecommunications Equipment - 5.5%

Cisco Systems Inc. (b)	50	856
Corning Inc. (b)	36	716
		1,572

Transportation - 1.0%

UTI Worldwide Inc.	3	279

Wireless Telecommunications - 2.9%

Motorola Inc.	19	418
Qualcomm Inc.	10	414
		832

Total Common Stocks (cost $24,665)	28,062

Options - 0.4%

Apple Computer Inc. Put Option, Expiration
04/22/06, Strike Price $75.00	-	16
Genentech Inc. Put Oprion, Expiration
03/18/06, Strike Price $95.00	-	32
Corning Inc. Put Option, Expiration
05/20/06, Strike Price $20.00	-	58
Varian Medical Systems Inc. Put Option, Expiration
05/20/06, Strike Price $50.00	-	1

Total Options (cost $90)	107

Short Term Investments - 3.8%

Money Market Funds - 0.9%

JNL Money Market Fund, 4.13% (a) (n)	263	263

Securities Lending Collateral - 2.9%

Mellon GSL Delaware Business Trust Collateral Fund	818	818

Total Short Term Investments (cost $1,081)	1,081

Total Investments - 102.9% (cost $25,836)	29,250
Other Assets and Liabilities, Net - (2.9%)	(827)
Total Net Assets - 100%	$28,423

JNL/PIMCO Total Return Bond Fund

Percentage of Total
Industry Sector	Investments (o)
Mortgage Securities	64.4%
Financial	20.8%
Government	8.9%
Money Market Investment	1.8%
Communications	1.5%
Asset Backed Securities	1.2%
Consumer, Non-cyclical	0.8%
Energy	0.5%
Consumer, Cyclical	0.1%
100.0%

Preferred Stocks - 0.4%

Banks - 0.4%

DG Funding Trust, 6.78% (e)	-	$2,116

Sovereign - 0.0%

Fannie Mae, 7.00%, 12/31/07 (g)	5	278

Total Preferred Stocks (cost $2,357)	2,394

Options - 0.0%

Eurodollar Future Put Option, Expiration
March 2006, Strike Price $95.25 EUR	-	10
Eurodollar Future Put Option, Expiration
June 2006, Strike Price $93.00 EUR	-	1
Eurodollar Future Put Option, Expiration
June 2006, Strike Price $94.00 EUR	-	1
Eurodollar Future Put Option, Expiration
September 2006, Strike Price $92.50 EUR	-	1
Eurodollar Future Put Option, Expiration
December 2006, Strike Price $92.25 EUR	-	1
Eurodollar Future Put Option, Expiration
December 2006, Strike Price $92.00 EUR	-	3
Call Swaption, 3 month LIBOR versus 4.25% fixed
Expiration October 2006	-	13
Call Swaption, 3 month LIBOR versus 4.25% fixed
Expiration October 2006	-	4
Call Swaption, 3 month LIBOR versus 4.25% fixed
Expiration October 2006	-	8
Call Swaption, 3 month LIBOR versus 4.50% fixed
Expiration October 2006	-	50
Call Swaption, 3 month LIBOR versus 4.50% fixed
Expiration April 2006	-	1
Call Swaption, 3 month LIBOR versus 4.75% fixed
Expiration August 2006	-	26
Call Swaption, 3 month LIBOR versus 4.80% fixed
Expiration December 2006	-	101
Call Swaption, 3 month LIBOR versus 4.80% fixed

Expiration February 2006	-	2
Call Swaption, 3 month LIBOR versus 4.50% fixed
Expiration October 2006	-	38
Call Swaption, 3 month LIBOR versus 4.50% fixed
Expiration October 206	-	22

Total Options (cost $409)	282

Corporate Bonds - 11.3%

Asset Backed Securities - 1.3%

Countrywide Home Loan Mortgage Pass Through Trust,
5.25%, 02/20/36	497	494
GE Capital Commercial Mortgage Corp.,
4.23%, 12/10/37	4,375	4,287
Structured Asset Investment Loan Trust,
4.47%, 07/25/35	2,574	2,574
		7,355

Auto Manufacturers - 0.2%

DaimlerChrysler NA Holding Corp., 4.99%, 05/24/06 (g) (l)	900	901

Banks - 0.7%

Banque Cent De Tunisie, 7.50%, 08/06/09 (e)	300	399
BNP Paribas, 5.186%, 06/29/49 (e) (g)	1,500	1,455
China Development Bank, 5.00%, 10/15/15	200	197
HBOS Plc, 5.92%, 09/29/49 (e) (g) (l)	200	202
Resona Bank Ltd., 5.85%, 09/29/49 (e) (g)	300	299
Sumitomo Mitsui Banking Corp., 5.625%, 07/29/49 (e)	1,500	1,494
		4,046

Commercial Mortgage Backed Securities - 0.7%

CS First Boston Mortgage Securities Corp.,
4.69%, 11/15/19 (e)	2,679	2,684
Fremont Home Loan Trust, 4.46%, 01/25/36	1,300	1,302
		3,986

Diversified Financial Services - 2.1%

American General Finance Corp., 4.544%, 03/23/07 (g)	300	300
Atlantic & Western Re Ltd., 10.52%, 01/09/07 (e)	250	250
Citigroup Global Markets Holdings Inc.,
4.49%, 03/07/08 (g)	1,700	1,700
Citigroup Inc., 4.559%, 12/26/08	1,100	1,100
CS First Boston Mortgage Securities Corp.,
4.67%, 03/25/32 (e) (g)	226	226
Ford Motor Credit Co.
6.875%, 02/01/06	2,300	2,295
5.80%, 01/12/09	4,100	3,577
General Motors Acceptance Corp.,
5.24%, 05/18/06 (g)	1,600	1,570
5.22%, 03/20/07 (g)	300	283
HSBC Finance Corp., 4.62%, 09/15/08 (g)	600	600
		11,901

Electronics - 0.0%

Parker Hannifin Employee Stock Ownership Trust,

6.34%, 07/15/08 (e)	82	84

Home Equity Asset Backed Securities - 0.4%

AAA Trust, 4.48%, 11/26/35 (e) (g)	1,029	1,030
GSAMP Trust, 4.57%, 10/25/33 (g)	578	578
HFC Home Equity Loan Asset Backed Certificates,
4.72%, 10/20/32 (g)	438	438
Irwin Low Balance Home Equity Loan Trust,
5.13%, 06/25/21 (e) (g)	9	9
		2,055

Insurance - 0.0%

American International Group Inc., 5.05%, 10/01/15 (e)	200	196

Manufactured Housing Asset Backed Securities - 0.0%

Mid-State Trust, 8.33%, 04/01/30 (g)	23	24

Oil & Gas - 0.1%

Ras Laffan LNG III, 5.84%, 09/30/27 (e)	500	502

Oil & Gas Services - 0.0%

Petroleum Export Ltd., 5.265%, 06/15/11 (e)	200	198

Other Asset Backed Securities - 5.2%

Aames Mortgage Investment Trust, 4.46%, 07/25/35 (g)	51	51
American Home Mortgage Investment Trust,
4.39%, 02/25/45	1,144	1,116
Amortizing Residential Collateral Trust,
4.67%, 07/25/32 (g)	15	15
Banc of Ameri ca Funding Corp., 4.116%, 05/25/35	1,091	1,062
Banc of America Mortgage Securities
6.50%, 10/25/31	341	349
6.50%, 09/25/33	121	121
Bear Stearns Adjustable Rate Mortgage Trust
4.81%, 11/25/30 (g)	15	15
.35%, 02/25/33 (g)	116	116
5.62%, 02/25/33 (g)	72	72
5.07%, 04/25/33	297	294
4.69%, 01/25/34 (g)	811	804
4.75%, 10/25/35	5,088	5,019
Bear Stearns Alt-A Trust, 5.42%, 05/25/35 (g)	1,736	1,730
Carrington Mortgage Loan Trust, 4.46%, 06/25/35 (g)	338	338
Countrywide Home Loan Mortgage Pass Through Trust,
4.65%, 05/25/34	498	497
Credit-Based Asset Servicing and Securitization,
4.70%, 06/25/32 (g)	18	18
Equity One ABS Inc., 4.66%, 11/25/32 (g)	220	220
GSR Mortgage Loan Trust, 4.54%, 09/25/35	5,002	4,920
Impac CMB Trust, 4.63%, 04/25/34 (g)	470	470
Indymac ARM Trust, 6.65%, 01/25/32 (g)	3	3
Indymac Index Mortgage Loan Trust, 5.21%, 01/25/36	2,650	2,648
Mellon Residential Funding Corp.

4.86%, 10/20/29 (g)	611	612
4.71%, 06/15/30 (g)	1,193	1,191
Prime Mortgage Trust
4.78%, 02/25/19 (g)	66	66
4.78%, 02/25/34 (g)	261	262
Residential Asset Mortgage Products Inc.,
4.63%, 02/25/34 (g)	1,259	1,260
Sequoia Mortgage Trust, 4.83%, 10/19/26 (g)	303	304
Small Business Administration Participation Certificates
5.13%, 09/01/23	89	89
5.52%, 06/01/24	1,747	1,788
Structured Asset Mortgage Investments Inc.
4.81%, 09/19/32 (g)	365	365
Structured Asset Securities Corp.
4.83%, 06/25/17 (g)	4	4
6.07%, 02/25/32 (g)	7	7
4.67%, 01/25/33 (g)	13	13
Torrens Trust, 4.73%, 07/15/31 (e) (g)	58	58
Vendee Mortgage Trust, 6.50%, 09/15/24	1,244	1,286
Washington Mutual Inc.
5.14%, 10/25/32 (g)	104	103
4.56%, 08/25/42 (g)	1,296	1,289
4.67%, 10/25/45	685	685
Washington Mutual MSC Mortgage Pass-Through CTFS,
5.76%, 02/25/31 (g)	79	79
		29,339

Pipelines - 0.4%

El Paso Corp.
8.05%, 10/15/30	1,000	1,020
7.80%, 08/01/31	1,500	1,496
		2,516

Sovereign - 0.0%

Residual Funding Corp. - Strip, 2.34%, 10/15/20 (k)	400	198

Telecommunications - 0.2%

Qwest Corp., 7.625%, 06/15/15 (e)	900	963
Sprint Capital Corp., 6.00%, 01/15/07	100	101
		1,064

Total Corporate Bonds (cost $63,697)	64,365

Government Securities - 76.9%

Other Asset Backed Securities - 0.0%

Small Business Administration Participation Certificates,
7.449%, 08/01/10	22	24
6.29%, 01/01/21	65	68
		92

Sovereign - 7.4%

Canadian Government Bond, 3.00%, 12/01/36	210	250
Dutch Treasury Certificate, 2.05%, 01/31/06	6,370	7,529

Export-Import Bank of China, 4.875%, 07/21/15 (e)	200	194
French Treasury Bill
2.01%, 01/05/06	2,600	3,077
2.34%, 03/23/06	2,620	3,086
2.42%, 05/24/06	5,780	6,777
German Treasury Bill
2.01%, 01/18/06	1,100	1,301
2.28%, 03/15/06	4,810	5,669
Republic of Brazil
5.1875%, 04/15/06 (g)	16	16
10.27%, 06/29/09 (g)	100	116
5.25%, 04/15/12 (g)	688	680
10.50%, 07/14/14	400	490
7.875%, 03/07/15	100	107
8.00%, 01/15/18	3,500	3,777
8.875%, 10/14/19	100	112
Republic of Panama
9.375%, 07/23/12	200	234
9.375%, 01/16/23	200	251
8.875%, 09/30/27	200	238
Republic of Peru
9.125%, 02/21/12	600	686
9.875%, 02/06/15	600	720
Republic of South Africa, 9.125%, 05/19/09	100	112
Russian Federation, 5.00%, 03/31/30 (d)	2,600	2,935
United Mexican States
0.75%, 06/30/06 (g)	6,886	142
0.00%, 06/30/07 (g)	4,850	127
8.375%, 01/14/11	200	228
6.375%, 01/16/13	250	266
8.125%, 12/30/19	500	613
8.00%, 09/24/22	800	986
8.30%, 08/15/31	1,400	1,798
		42,517

Treasury Inflation Index Securities - 0.4%

U.S. Treasury Inflation Indexed Note
3.375%, 01/15/07	100	127
2.375%, 01/15/25 (l)	1,000	1,111
3.625%, 04/15/28 (l)	800	1,270
		2,508

U.S. Government Agencies - 69.1%

Federal Home Loan Bank, 3.40%, 01/03/06	5,800	5,798
Federal Home Loan Mortgage Corp.
3.745%, 01/10/06	5,000	4,995
4.22%, 02/28/06	18,700	18,573

6.00%, 03/01/16                                             1251286.00%, 08/01/164950

5.00%, 11/01/18	721	715
7.00%, 05/15/23	682	714
5.573%, 07/01/27 (g)	4	4
4.92%, 11/15/30 (g)	12	12

6.00%, 10/01/32                                             3133176.00%, 03/01/33415419

6.00%, 08/01/33	183	185
4.526%, 02/25/45	353	355
Federal National Mortgage Association
5.50%, TBA (c)	22,688	22,462
5.00%, TBA (c)	70,500	68,262
4.315%, 03/15/06	15,300	15,171
4.376%, 09/22/06 (g)	1,700	1,700
5.50%, 11/01/13	13	14
5.50%, 03/01/16	160	161

6.00%, 04/01/16                                             2252306.00%, 05/01/168789

6.00%, 08/01/16	40	41
6.00%, 09/01/16	30	31

6.00%, 11/01/16                                             1471505.50%, 12/01/163903945.50%, 01/01/17122123

6.00%, 02/01/17                                             31325.50%, 03/01/17128129

6.00%, 03/01/17                                             1501546.00%, 04/01/17126129

6.00%, 05/01/17                                             32345.50%, 10/01/179394

6.00%, 10/01/17	87	89

5.50%, 11/01/17                                             67685.00%, 05/01/182323

5.00%, 06/01/18	406	402
5.00%, 08/01/18	1,948	1,928

5.00%, 09/01/18                                             1,0091,0005.00%, 10/01/18573568

5.00%, 01/01/19	672	665
5.00%, 02/01/19	246	243
5.00%, 04/01/19	587	582

5.00%, 06/01/19                                             1,6001,5845.00%, 10/01/192,0842,0634.50%, 11/01/19470458

5.00%, 12/01/19                                             2,1932,1714.50%, 02/01/20436424

5.00%, 07/01/20	484	479
5.00%, 10/01/20	498	492

5.50%, 11/01/32                                             2,7032,6855.50%, 01/01/33760754

6.00%, 03/01/33	67	67
5.00%, 04/25/33	1,257	1,209
5.50%, 07/01/33	19	19
5.50%, 08/01/33	713	708
5.50%, 10/01/33	27	27

5.50%, 11/01/33                                             1,1281,1195.50%, 12/01/338728665.50%, 01/01/34110109

5.50%, 02/01/34                                             1,7061,6915.50%, 03/01/343,6823,6495.50%, 04/01/347,4337,3785.50%, 05/01/341,5581,547

5.50%, 06/01/34                                             3,0983,0685.50%, 07/01/341,1581,1485.50%, 09/01/343,3363,306

5.50%, 10/01/34	892	884

5.50%, 11/01/34                                             1,8571,8416.50%, 11/01/34353362

5.50%, 12/01/34                                             9,9609,8714.89%, 01/01/353,6283,618

5.50%, 01/01/35                                             9,7409,6475.50%, 02/01/3565,02364,4405.50%, 03/01/3520,13219,9415.50%, 04/01/357,7627,687

5.50%, 05/01/35                                             3,3903,3885.50%, 06/01/353,2773,2465.50%, 07/01/3510,15010,0545.00%, 08/01/35771747

5.50%, 08/01/35                                             8,9308,8455.00%, 09/01/355,3555,190

5.50%, 09/01/35                                             17,43117,2635.00%, 10/01/359,4809,1855.50%, 10/01/356,3686,3065.00%, 11/01/3512,80512,4085.50%, 11/01/351,7341,718

4.204%, 11/28/35 (g)	238	238
4.726%, 09/01/40 (g)	69	70
6.50%, 12/25/42	172	176
4.73%, 03/25/44 (g)	1,659	1,659
FHA St. Regis Nursing Home, 7.50%, 03/01/32	193	194
Freddie Mac
4.50%, 03/15/34	6,707	5,631
4.50%, 04/15/34	6,682	5,345
Government National Mortgage Association
4.375%, 05/20/26 (g)	169	170
4.375%, 02/20/27 (g)	16	16
4.375%, 04/20/30 (g)	40	40
4.375%, 05/20/30 (g) (l)	31	31
3.75%, 02/20/32 (g)	362	360
4.00%, 02/20/32 (g)	224	225
		395,050

Total Government Securities (cost $442,410)	440,167

Municipals - 1.7%

City of New York NY, 5.00%, 03/01/30	300	310
Henderson NV, 5.00%, 06/01/35	1,585	1,773
Liberty Development Corp., 5.25%, 10/01/35	200	227
New York City Municipal Water Finance Authority,

5.00%, 06/15/31	3,200	3,339
State of Illinois, 5.00%, 03/01/34	200	207
State of Texas, 6.55%, 04/01/35 (g)	300	304
Tobacco Settlement Authority of Iowa, 6.50%, 06/01/23	300	301
Tobacco Settlement Financing Corp.
6.125%, 06/01/24	500	543
6.75%, 06/01/39	2,400	2,676

Total Municipals (cost $9,245)	9,680

Short Term Investments - 27.8%

Commercial Paper - 23.9%

Bank of England, 2.28%, 01/12/06	460	544
BNP Paribas, 4.305%, 02/28/06 (f)	14,500	14,399
General Electric Capital Corp., 4.13%, 01/25/06 (f)	4,900	4,886
HBOS Treasury Services Plc, 4.175%, 02/07/06	3,000	2,987
Ixis Corp., 4.18%, 02/06/06	5,500	5,476
National Australia Bank Ltd., 4.30%, 01/04/06 (f)	15,700	15,692
Rabobank USA Corp., 4.29%, 01/03/06 (f)	15,700	15,694
Skandi Ensk Bank
3.985%, 01/05/06 (f)	7,700	7,696
4.07%, 01/19/06	900	898
4.255%, 02/17/06	7,900	7,855
Societe Generale
4.31%, 01/03/06 (f)	14,200	14,195
3.96%, 01/27/06 (f)	2,100	2,094
4.43%, 04/20/06	900	888
Sprint, 4.30%, 02/24/06 (f)	9,200	9,141
UBS Finance LLC
4.30%, 01/03/06	600	600
3.945%, 01/26/06 (f)	8,300	8,277
4.415%, 04/17/06 (f)	8,400	8,292
Westpac Banking Corp., 4.19%, 02/07/06	9,800	9,756
Westpac Trust, 4.30%, 02/21/06 (f)	6,900	6,857
		136,227

Money Market Funds - 0.8%

Dreyfus Cash Management Plus Fund, 4.09% (a)	4,520	4,520

Repurchase Agreement - 1.0%

Repurchase Agreement with Lehman Brothers Inc.,
3.25% (Collateralized by $6,175 United States Treasury
Bill, 4.24%, due 03/23/06, market value $6,419) acquired
on 12/30/05, due 01/03/06 at $6,002	6,000	6,000

Securities Lending Collateral - 1.4%

Mellon GSL Delaware Business Trust Collateral Fund	8,278	8,278

U.S. Treasury Bills - 0.7%

U.S. Treasury Bill
3.895%, 03/02/06 (m)	1,160	1,153
3.81%, 03/16/06 (m)	2,720	2,699

3,852

Total Short Term Investments (cost $158,885)	158,877

Total Investments - 118.1% (cost $677,003)	675,765
Other Assets and Liabilities, Net - (18.1%)	(103,699)
Total Net Assets - 100%	$572,066

JNL/Putnam Equity Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	30.3%
Consumer, Cyclical	16.7%
Consumer, Non-cyclical	16.4%
Technology	10.8%
Communications	9.0%
Energy	8.1%
Industrial	5.4%
Basic Materials	1.7%
Utilities	1.2%
Funds	0.2%
Money Market Investment	0.2%
100.0%

Common Stocks - 99.4%

Advertising - 0.7%

Getty Images Inc. (b)	1	$80
RH Donnelley Corp. (b) (l)	16	980
		1,060

Aerospace & Defense - 1.0%

General Dynamics Corp.	5	582
L-3 Communicaitons Holdings Inc.	13	959
		1,541

Airlines - 1.5%

JetBlue Airways Corp. (b) (l)	80	1,232
Southwest Airlines Co.	73	1,199
		2,431

Apparel - 0.2%

Timberland Co. - Class A (b)	9	296

Auto Manufacturers - 0.6%

General Motors Corp. (l)	22	420
Paccar Inc.	9	609
		1,029

Banks - 8.9%

Bank of America Corp.	139	6,419
Commerce Bancorp. Inc. (l)	103	3,544
US Bancorp.	144	4,301
Wells Fargo & Co.	3	157

14,421

Beverages - 0.3%

Coca-Cola Enterprises Inc.	26	500

Building Materials - 0.3%

Rinker Group Ltd.	19	230
Rinker Group Ltd. - ADR	5	282
		512

Chemicals - 0.6%

Sherwin-Williams Co.	21	931

Commercial Services - 2.2%

Accenture Ltd.	28	797
Alliance Data Systems Corp. (b)	12	409
Apollo Group Inc. - Class A (b)	23	1,391
Cendant Corp.	54	930
		3,527

Computers - 6.5%

Apple Computer Inc. (b)	38	2,732
Dell Inc. (b)	138	4,124
EMC Corp. (b)	97	1,314
Hewlett-Packard Co.	85	2,434
		10,604

Data Processing - 0.7%

Fair Isaac Corp.	21	919
Global Payments Inc.	4	172
		1,091

Diversified Financial Services - 12.1%

American Express Co.	12	638
Ameritrade Holding Corp. (b)	21	504
Bear Stearns Cos. Inc.	24	2,773
Capital One Financial Corp.	47	4,044
Countrywide Financial Corp.	142	4,848
Fannie Mae	37	1,816
Freddie Mac	35	2,300
Legg Mason Inc.	7	778
Lehman Brothers Holdings Inc.	12	1,487
MBNA Corp.	18	486
		19,674

Diversified Machinery - 0.9%

Cummins Inc. (l)	7	610
Deere & Co.	13	899
		1,509

E - Commerce - 1.0%

eBay Inc. (b)	38	1,622

Electric - 1.2%

AES Corp. (b)	58	924
Exelon Corp.	20	1,084
		2,008

Electronics - 0.4%

Amphenol Corp. - Class A	16	686

Food - 0.4%

Whole Foods Market Inc. (l)	9	697

Hand & Machine Tools - 0.3%

Black & Decker Corp.	5	452

Healthcare Products - 4.8%

Becton Dickinson & Co.	12	712
Boston Scientific Corp. (b)	35	845
Johnson & Johnson	88	5,301
Zimmer Holdings Inc. (b)	14	910
		7,768

Healthcare Services - 5.3%

Aetna Inc.	16	1,523
Community Health Systems Inc. (b) (l)	11	433
HCA Inc.	35	1,788
Health Management Associates Inc.	40	876
Lincare Holdings Inc. (b)	9	390
Quest Diagnostics Inc.	19	968
UnitedHealth Group Inc.	42	2,585
		8,563

Home Builders - 1.9%

DR Horton Inc.	7	254
Lennar Corp.	18	1,086
NVR Inc. (b) (l)	3	1,769
		3,109

Home Furnishings - 0.7%

Whirlpool Corp.	14	1,189

Insurance - 7.6%

ACE Ltd.	50	2,651
American International Group Inc.	93	6,352
Everest Re Group Ltd.	27	2,719
PMI Group Inc.	16	665
		12,387

Internet - 1.8%

Google Inc. - Class A (b)	2	830
Symantec Corp. (b)	29	515
Yahoo! Inc. (b)	39	1,544
		2,889

Iron & Steel - 0.9%

United States Steel Corp. (l)	30	1,461

Leisure Time - 1.7%

Carnival Corp.	8	417
Harley-Davidson Inc. (l)	27	1,401
Royal Caribbean Cruises Ltd.	19	874
		2,692

Lodging - 0.7%

Las Vegas Sands Corp. (b) (l)	29	1,160

Machinery - 1.5%

Caterpillar Inc.	41	2,386

Manufacturing - 1.0%

Danaher Corp.	15	809
Parker Hannifin Corp.	13	831
		1,640

Media - 2.8%

Comcast Corp. - Class A (b)	77	1,996
John Wiley & Sons Inc.	10	402
McGraw-Hill Cos. Inc.	32	1,626
XM Satellite Radio Holdings Inc. - Class A (b) (l)	19	524
		4,548

Mining - 0.2%

BHP Billiton Plc	23	373

Oil & Gas - 8.1%

Apache Corp.	25	1,679
Devon Energy Corp.	26	1,651
EOG Resources Inc.	11	800
Marathon Oil Corp.	22	1,341
Occidental Petroleum Corp.	29	2,277
Petro-Canada	24	975
Suncor Energy Inc. (l)	34	2,146
Valero Energy Corp.	24	1,218
XTO Energy Inc.	23	989
		13,076

Pharmaceuticals - 3.4%

Cardinal Health Inc.	16	1,114
Express Scripts Inc. (b)	9	754
Pfizer Inc.	153	3,561
		5,429

Retail - 9.4%

Abercrombie & Fitch Co. - Class A	13	841
Autonation Inc. (b) (l)	22	480
Best Buy Co. Inc.	23	983
Federated Department Stores Inc.	11	710
Home Depot Inc.	77	3,133
Lowe’s Cos. Inc.	31	2,056
Michaels Stores Inc.	19	661
Office Depot Inc. (b)	21	644
Red Robin Gourmet Burgers Inc. (b)	16	820
Sears Holdings Corp. (b) (l)	6	682
Staples Inc.	96	2,187
Target Corp.	17	918
Yum! Brands Inc.	22	1,036
		15,151

Savings & Loans - 1.5%

Washington Mutual Inc.	57	2,471

Semiconductors - 1.9%

Intel Corp.	48	1,191
Texas Instruments Inc. (l)	57	1,818
		3,009

Software - 1.7%

Autodesk Inc.	16	687
Oracle Corp. (b)	166	2,023
		2,710

Telecommunications Equipment - 1.7%

Cisco Systems Inc. (b)	165	2,823

Wireless Telecommunications - 1.0%

Motorola Inc.	57	1,281
Qualcomm Inc.	9	401
		1,682

Total Common Stocks (cost $148,454)	161,107

Mutual Funds - 0.2%

SPDR Trust Series 1 (l)	3	324

Total Mutual Funds (cost $317)	324

Corporate Bonds - 0.2%

Diversified Financial Services - 0.2%

General Motors Acceptance Corp., 8.00%, 11/01/31	277	265

Total Corporate Bonds (cost $260)	265

Short Term Investments - 9.0%

Repurchase Agreement - 0.2%

Repurchase Agreement with Bank of America Securities, 4.26%,
(Collateralized by $255 Federal Home Loan Mortgage
Corporation, 4.25%, due 04/05/07, market value $256)
acquired on 12/30/05, due 01/03/06 at $248	248	248

Securities Lending Collateral - 8.8%

Mellon GSL Delaware Business Trust Collateral Fund	14,244	14,244

Total Short Term Investments (cost $14,492)	14,492

Total Investments - 108.8% (cost $163,523)	176,188
Other Assets and Liabilities, Net - (8.8%)	(14,183)
Total Net Assets - 100%	$162,005

JNL/Putnam Midcap Growth Fund

		Percentage of Total
Industry Sector		Investments (o)
Consumer, Non-cyclical	27.5%

Consumer, Cyclical	15.5%
Technology	15.5%
Industrial	14.7%
Energy	9.7%
Communications	6.7%
Financial	5.2%
Funds	2.7%
Basic Materials	2.5%
100.0%

Common Stocks - 97.2%

Advertising - 0.1%

Getty Images Inc. (b)	1	$45

Aerospace & Defense - 1.3%

L-3 Communications Holdings Inc.	7	491

Apparel - 1.6%

Guess ? Inc. (b)	4	153
Timberland Co. - Class A (b)	8	257
VF Corp.	3	177
		587

Auto Manufacturers - 0.1%

Oshkosh Truck Corp.	1	54

Auto Parts & Equipment - 0.3%

Goodyear Tire & Rubber Co. (b)	5	94

Biotechnology - 2.1%

Clegene Corp. (b) (l)	2	156
Genzyme Corp. (b)	9	609
		765

Building Materials - 2.6%

USG Corp. (b)	7	449
Vulcan Materials Co.	8	515
		964

Commercial Services - 8.6%

Alliance Data Systems Corp. (b) (l)	8	288
Career Education Corp. (b)	1	44
Corporate Executive Board Co.	5	457
Equifax Inc.	14	513
Labor Ready Inc. (b)	15	306
McKesson Corp.	11	552
Moody’s Corp.	9	577
Robert Half International Inc.	5	186
Strayer Education Inc.	2	211
		3,134

Computers - 3.2%

Apple Computer Inc. (b)	5	381
CACI International Inc. - Class A (b)	1	69
Logitech International SA - ADR (b)	4	179

Network Appliance Inc. (b)	14	381
SanDisk Corp. (b)	2	144
		1,154

Data Processing - 1.9%

Acxiom Corp.	3	64
Fair Isaac Corp.	14	627
		691

Distribution & Wholesale - 0.6%

Building Material Holding Corp. (l)	3	225

Diversified Financial Services - 2.5%

Bear Stearns Cos. Inc.	5	531
Capital One Financial Corp.	1	52
Nelnet Inc. - Class A (b)	8	335
		918

Diversified Machinery - 2.4%

Cummins Inc.	1	108
Graco Inc.	6	204
IDEX Corp. (l)	8	325
Intermec Inc. (b)	7	230
		867

E - Commerce - 2.3%

InterActiveCorp (b) (l)	13	365
Monster Worldwide Inc. (b) (l)	11	457
		822

Electrical Components & Equipment - 0.3%

Ametek Inc.	3	106

Electronics - 0.7%

Amphenol Corp. - Class A	6	252

Entertainment - 2.3%

DreamWorks Animation SKG Inc. (b)	12	292
GTECH Holdings Corp.	14	428
Pixar (b)	3	132
		852

Food - 0.2%

Pilgrim’s Pride Corp. - Class B (l)	2	76

Forest Products & Paper - 0.5%

Louisiana-Pacific Corp.	7	181

Hand & Machine Tools - 1.8%

Black & Decker Corp.	8	670

Healthcare Products - 6.5%

Advanced Medical Optics Inc. (b) (l)	-	-
CR Bard Inc.	8	501
Dade Behring Holdings Inc.	7	298
Edwards Lifesciences Corp. (b)	10	408
Respironics Inc. (b)	10	352

St. Jude Medical Inc. (b)	5	236
Varian Medical Systems Inc. (b)	12	589
		2,384

Healthcare Services - 2.8%

Coventry Health Care Inc. (b)	2	103
Kindred Healthcare Inc. (b)	4	111
Laboratory Corp. (b)	8	442
Sierra Health Services Inc. (b) (l)	5	384
		1,040

Home Builders - 1.7%

NVR Inc. (b) (l)	1	455
Toll Brothers Inc. (b)	5	159
		614

Home Furnishings - 1.1%

Harman International Industries Inc.	4	391

Household Products - 0.3%

Yankee Candle Co. Inc.	4	113

Insurance - 2.1%

Everest Re Group Ltd.	2	151
First American Corp.	4	199
WR Berkley Corp.	9	427
		777

Internet - 2.6%

McAfee Inc. (b)	20	533
Websense Inc. (b) (l)	6	420
		953

Iron & Steel - 0.5%

Reliance Steel & Aluminum Co.	3	183

Machinery - 1.8%

JLG Industries Inc. (l)	14	616
Terex Corp. (b)	1	53
		669

Manufacturing - 0.6%

ITT Industries Inc.	2	206

Media - 0.8%

XM Satellite Radio Holdings Inc. - Class A (b) (l)	11	289

Metal Fabrication & Hardware - 1.0%

Precision Castparts Corp.	7	347

Mining - 1.5%

Phelps Dodge Corp.	4	561

Oil & Gas - 8.0%

Burlington Resources Inc.	9	793
Frontier Oil Corp.	11	424
Newfield Exploration Co. (b)	14	691

Sunoco Inc.	10	745
Tesoro Corp.	4	271
		2,924

Oil & Gas Services - 1.7%

BJ Services Co.	17	616

Pharmaceuticals - 5.0%

Allergan Inc.	5	561
Barr Laboratories Inc. (b)	7	430
Endo Pharmaceuticals Holdings Inc. (b)	3	89
Express Scripts Inc. (b)	5	436
Kos Pharmaceuticals Inc. (b)	6	310
		1,826

Retail - 7.5%

American Eagle Outfitters Inc.	20	455
Barnes & Noble Inc.	4	158
Claire’s Stores Inc.	29	839
Darden Restaurants Inc.	4	148
Michaels Stores Inc.	16	559
Staples Inc.	25	567
		2,726

Savings & Loans - 0.6%

Washington Mutual Inc.	5	204

Semiconductors - 6.6%

Altera Corp. (b)	11	200
Broadcom Corp. - Class A (b)	14	665
Emulex Corp. (b)	13	259
Lam Research Corp. (b) (l)	13	450
National Semiconductor Corp.	26	675
Silicon Laboratories Inc. (b) (l)	4	150
		2,399

Software - 3.5%

Adobe Systems Inc.	7	274
BMC Software Inc. (b)	13	270
Citrix Systems Inc. (b)	17	489
Hyperion Solutions Corp. (b)	4	156
Mercury Interactive Corp. (b)	3	92
		1,281

Telecommunications - 0.2%

West Corp. (b)	2	72

Telecommunications Equipment - 2.0%

Harris Corp.	4	185
Scientific-Atlanta Inc.	13	547
		732

Tobacco - 0.5%

UST Inc. (l)	5	184

Toys & Hobbies - 0.7%

Marvel Entertainment Inc. (b) (l)	15	249

Transportation - 2.2%

CNF Inc.	9	514
Overseas Shipholding Group	6	282
		796

Total Common Stocks (cost $30,140)	35,484

Mutual Funds - 2.7%

iShares Russell 2000 Index Fund (l)	5	347
Midcap SPDR Trust Series 1 (l)	2	256
Nasdaq-100 Index Tracking Stock (l)	4	146
SPDR Trust Series 1 (l)	2	249

Total Mutual Funds (cost $1,017)	998

Short Term Investments - 13.3%

Money Market Funds - 0.0%

Dreyfus Cash Management Plus Fund, 4.09% (a)	18	18

Securities Lending Collateral - 13.3%

Mellon GSL Delaware Business Trust Collateral Fund	4,841	4,841

Total Short Term Investments (cost $4,859)	4,859

Total Investments - 113.2% (cost $36,016)	41,341
Other Assets and Liabilities, Net - (13.2%)	(4,818)
Total Net Assets - 100%	$36,523

JNL/Putnam Value Equity Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Non-cyclical	25.3%
Financial	24.3%
Technology	10.5%
Energy	10.0%
Industrial	8.6%
Consumer, Cyclical	7.5%
Communications	7.1%
Basic Materials	2.8%
Utilities	2.0%
Money Market Investment	1.4%
Funds	0.5%
100.0%

Common Stocks - 98.1%

Aerospace & Defense - 1.3%

Lockheed Martin Corp.	38	$2,405

Banks - 5.1%

Bank of America Corp.	146	6,715
US Bancorp.	85	2,553
		9,268

Beverages - 1.1%

Coca-Cola Co.	48	1,951

Building Materials - 1.9%

Masco Corp.	74	2,219
Vulcan Materials Co.	19	1,253
		3,472

Chemicals - 2.2%

PPG Industries Inc.	19	1,117
Rohm & Haas Co.	22	1,065
Sherwin-Williams Co.	38	1,722
		3,904

Commercial Services - 3.0%

Accenture Ltd.	57	1,646
Cendant Corp.	131	2,251
RR Donnelley & Sons Co.	47	1,598
		5,495

Computers - 3.5%

Dell Inc. (b)	76	2,288
EMC Corp. (b)	55	742
Hewlett-Packard Co.	117	3,359
		6,389

Cosmetics & Personal Care - 0.7%

Estee Lauder Cos. Inc.	36	1,195

Diversified Financial Services - 9.8%

Bear Stearns Cos. Inc.	11	1,225
Capital One Financial Corp.	25	2,151
Citigroup Inc.	159	7,721
Countrywide Financial Corp.	71	2,421
Freddie Mac	47	3,071
Lehman Brothers Holdings Inc.	10	1,269
		17,858

Electric - 2.0%

Constellation Energy Group Inc.	17	950
Exelon Corp.	23	1,243
PG&E Corp. (l)	38	1,425
		3,618

Electronics - 0.1%

Arrow Electronics Inc. (b)	7	215

Environmental Control - 0.9%

Waste Management Inc.	53	1,615

Food - 2.0%

General Mills Inc.	24	1,174
Pilgrim’s Pride Corp. - Class B (l)	30	1,001

Supervalu Inc.	46	1,478
3,653

Healthcare Products - 5.6%

Baxter International Inc.	33	1,224
Becton Dickinson & Co.	33	2,007
Boston Scientific Corp. (b)	88	2,155
Johnson & Johnson	81	4,850
		10,236

Healthcare Services - 2.4%

HCA Inc.	31	1,545
Lincare Holdings Inc. (b)	12	482
WellPoint Inc. (b)	29	2,306
		4,333

Home Builders - 1.3%

Lennar Corp. (l)	21	1,294
NVR Inc. (b) (l)	2	1,077
		2,371

Home Furnishings - 0.6%

Whirlpool Corp.	13	1,114

Insurance - 9.4%

ACE Ltd.	51	2,736
Chubb Corp.	30	2,949
Cigna Corp.	20	2,245
Everest Re Group Ltd.	24	2,428
Hartford Financial Services Group Inc.	19	1,615
Metlife Inc.	26	1,274
PMI Group Inc. (l)	25	1,027
Prudential Financial Inc.	24	1,771
WR Berkley Corp.	21	998
		17,043

Internet - 0.6%

McAfee Inc. (b)	20	551
Symantec Corp. (b)	33	572
		1,123

Iron & Steel - 0.6%

United States Steel Corp. (l)	23	1,115

Leisure Time - 2.2%

Brunswick Corp.	57	2,330
Royal Caribbean Cruises Ltd. (l)	36	1,609
		3,939

Manufacturing - 3.0%

Parker Hannifin Corp.	31	2,058
Textron Inc.	8	631
Tyco International Ltd.	97	2,811
		5,500

Media - 0.8%

Comcast Corp. - Class A (b)	56	1,449

Office & Business Equipment - 0.7%

Xerox Corp. (b)	86	1,254

Oil & Gas - 10.0%

Amerada Hess Corp. (l)	16	1,978
Chevron Corp.	61	3,440
Devon Energy Corp.	14	851
Exxon Mobil Corp.	87	4,881
Marathon Oil Corp.	40	2,457
Occidental Petroleum Corp.	26	2,053
Pride International Inc. (b)	32	996
Sunoco Inc.	18	1,411
		18,067

Packaging & Containers - 0.5%

Crown Holdings Inc. (b)	47	920

Pharmaceuticals - 7.7%

AmerisourceBergen Corp.	45	1,855
Barr Laboratories Inc. (b)	13	804
Cardinal Health Inc.	36	2,503
Pfizer Inc.	225	5,249
Watson Pharmaceuticals Inc. (b)	39	1,271
Wyeth	48	2,216
		13,898

Retail - 3.4%

Lowe’s Cos. Inc.	17	1,113
McDonald’s Corp.	45	1,517
Michaels Stores Inc.	25	891
Office Depot Inc. (b)	44	1,394
Rite Aid Corp. (b) (l)	359	1,248
		6,163

Semiconductors - 3.0%

Intel Corp.	189	4,725
Lam Research Corp. (b) (l)	18	635
		5,360

Software - 3.3%

Microsoft Corp.	166	4,349
Oracle Corp. (b)	133	1,628
		5,977

Telecommunications - 3.1%

Sprint Nextel Corp.	125	2,926
Verizon Communications Inc.	90	2,708
		5,634

Telecommunications Equipment - 1.6%

Cisco Systems Inc. (b)	175	2,987

Tobacco - 2.9%

Altria Group Inc.	50	3,758
Loews Corp.	36	1,575
		5,333

Transportation - 0.8%

Yellow Roadway Corp. (b)	32	1,445

Wireless Telecommunications - 1.0%

Motorola Inc.	79	1,776

Total Common Stocks (cost $163,865)	178,075

Mutual Funds - 0.5%

SPDR Trust Series 1 (l)	7	859

Total Mutual Funds (cost $868)	859

Short Term Investments - 7.4%

Repurchase Agreement - 1.4%

Repurchase Agreement with Bank of America Securities,
4.26%, (Collateralized by $2,615 Federal Home Loan Mortgage
Corporation, 4.25%, due 04/05/07, market value $2,625)
acquired on 12/30/05, due 01/03/06 at $2,573	2,572	2,572

Securities Lending Collateral - 6.0%

Mellon GSL Delaware Business Trust Collateral Fund	10,908	10,908

Total Short Term Investments (cost $13,480)	13,480

Total Investments - 106.0% (cost $178,213)	192,414
Other Assets and Liabilities, Net - (6.0%)	(10,944)
Total Net Assets - 100%	$181,470

JNL/S&P Managed Aggressive Growth Fund

Mutual Funds - 100.0%

Equity Funds - 100.0%

JNL/AIM Large Cap Growth Fund (n)	5,664	$70,855
JNL/AIM Real Estate Fund (n)	1,222	14,303
JNL/Alger Growth Fund (n)	2,055	35,735
JNL/Eagle Core Equity Fund (n)	2,611	40,024
JNL/Eagle SmallCap Equity Fund (n)	1,283	25,827
JNL/FMR Capital Growth Fund (n)	1,645	27,285
JNL/Franklin Templeton Small Cap Value Fund (n)	2,095	23,113
JNL/Goldman Sachs Mid Cap Value Fund (n)	2,049	23,339
JNL/JPMorgan International Equity Fund (n)	1,740	20,936
JNL/JPMorgan International Value Fund (n)	3,515	38,454
JNL/Lazard Mid Cap Value Fund (n)	918	12,436
JNL/Lazard Small Cap Value Fund (n)	1,350	17,236
JNL/Oppenheimer Global Growth Fund (n)	3,076	41,615
JNL/Putnam Equity Fund (n)	427	8,567
JNL/Select Global Growth Fund (n)	1,420	27,946
JNL/Select Large Cap Growth Fund (n)	514	10,597
JNL/Select Value Fund (n)	2,437	41,192
JNL/T.Rowe Price Established Growth Fund (n)	3,857	74,972
JNL/T.Rowe Price Mid-Cap Growth Fund (n)	1,381	40,945
JNL/T.Rowe Price Value Fund (n)	4,459	62,161

657,538

Money Market Fund - 0.0%

JNL/Select Money Market Fund, 3.91% (a) (n)	107	107

Total Mutual Funds (cost $564,392)	657,645

Total Investments - 100.0% (cost $564,392)	657,645
Other Assets and Liabilities, Net - 0.0%	(325)
Total Net Assets - 100%	$657,320

JNL/S&P Managed Conservative Fund

Mutual Funds - 98.5%

Equity Funds - 30.4%

JNL/AIM Large Cap Growth Fund (n)	372	$4,650
JNL/AIM Real Estate Fund (n)	211	2,467
JNL/Eagle Core Equity Fund (n)	124	1,908
JNL/Putnam Equity Fund (n)	121	2,423
JNL/Select Value Fund (n)	256	4,324
JNL/T.Rowe Price Established Growth Fund (n)	227	4,417
JNL/T.Rowe Price Value Fund (n)	307	4,287
		24,476

Fixed Income Funds - 48.3%

JNL/PIMCO Total Return Bond Fund (n)                                            1,69519,816JNL/Salomon Brothers High Yield Bond Fund (n)4973,955

JNL/Salomon Brothers Strategic Bond Fund (n)	1,032	11,432
JNL/Salomon Brothers U.S. Government & Quality
Bond Fund (n)	341	3,779
		38,982

Money Market Funds - 19.8%

JNL/Select Money Market Fund, 3.91% (a) (n)	15,986	15,986

Total Mutual Funds (cost $79,903)	79,444

Total Investments - 98.5% (cost $79,903)	79,444
Other Assets and Liabilities, Net - 1.5%	1,198
Total Net Assets - 100%	$80,642

JNL/S&P Managed Growth Fund

Mutual Funds - 99.7%

Equity Funds - 88.9%

JNL/AIM Large Cap Growth Fund (n)	8,084	$101,137
JNL/AIM Real Estate Fund (n)	1,402	16,398
JNL/Alger Growth Fund (n)	2,165	37,652
JNL/Eagle Core Equity Fund (n)	4,097	62,812
JNL/Eagle SmallCap Equity Fund (n)	1,619	32,585
JNL/FMR Capital Growth Fund (n)	1,953	32,405
JNL/Franklin Templeton Small Cap Value Fund (n)	1,939	21,389
JNL/Goldman Sachs Mid Cap Value Fund (n)	2,485	28,305
JNL/JPMorgan International Equity Fund (n)	2,800	33,680

JNL/JPMorgan International Value Fund (n)	3,270	35,777
JNL/Lazard Mid Cap Value Fund (n)	976	13,218
JNL/Lazard Small Cap Value Fund (n)	1,874	23,933

JNL/Oppenheimer Global Growth Fund (n)                                        5,08968,858JNL/Putnam Equity Fund (n)52310,489JNL/Select Global Growth Fund (n)1,65432,553

JNL/Select Large Cap Growth Fund (n)	931	19,204
JNL/Select Value Fund (n)	4,237	71,597
JNL/T.Rowe Price Established Growth Fund (n)	6,592	128,140
JNL/T.Rowe Price Mid-Cap Growth Fund (n)	2,350	69,650
JNL/T.Rowe Price Value Fund (n)	7,382	102,905
		942,687

Fixed Income Funds - 9.8%

JNL/PIMCO Total Return Bond Fund (n)	4,507	52,688
JNL/Salomon Brothers High Yield Bond Fund (n)	377	2,998
JNL/Salomon Brothers Strategic Bond Fund (n)	4,342	48,113
		103,799

Money Market Funds - 1.0%

JNL/Select Money Market Fund, 3.91% (a) (n)	10,539	10,539

Total Mutual Funds (cost $935,458)	1,057,025

Total Investments - 99.7% (cost $935,458)	1,057,025
Other Assets and Liabilities, Net - 0.3%	2,781
Total Net Assets - 100%	$1,059,806

JNL/S&P Managed Moderate Fund

Mutual Funds - 99.0%

Equity Funds - 50.6%

JNL/AIM Large Cap Growth Fund (n)	933	$11,673
JNL/AIM Real Estate Fund (n)	412	4,819
JNL/Eagle Core Equity Fund (n)	279	4,277
JNL/FMR Capital Growth Fund (n)	288	4,782
JNL/Franklin Templeton Small Cap Value Fund (n)	239	2,638
JNL/Goldman Sachs Mid Cap Value Fund (n)	60	683
JNL/JPMorgan International Equity Fund (n)	268	3,227
JNL/JPMorgan International Value Fund (n)	309	3,376
JNL/Lazard Small Cap Value Fund (n)	49	625

JNL/Oppenheimer Global Growth Fund (n)                                        1221,648JNL/Putnam Equity Fund (n)2324,658

JNL/Select Value Fund (n)	528	8,920
JNL/T.Rowe Price Established Growth Fund (n)	571	11,093
JNL/T.Rowe Price Mid-Cap Growth Fund (n)	167	4,953
JNL/T.Rowe Price Value Fund (n)	890	12,404
		79,776

Fixed Income Funds - 33.6%

JNL/PIMCO Total Return Bond Fund (n)	1,976	23,102
JNL/Salomon Brothers High Yield Bond Fund (n)	963	7,658
JNL/Salomon Brothers Strategic Bond Fund (n)	1,339	14,841

JNL/Salomon Brothers U.S. Government & Quality
Bond Fund (n)	661	7,322
52,923

Money Market Funds - 14.8%

JNL/Select Money Market Fund, 3.91% (a) (n)	23,415	23,415

Total Mutual Funds (cost $154,548)	156,114

Total Investments - 99.0% (cost $154,548)	156,114
Other Assets and Liabilities, Net - 1.0%	1,605
Total Net Assets - 100%	$157,719

JNL/S&P Managed Moderate Growth Fund

Mutual Funds - 99.4%

Equity Funds - 70.4%

JNL/AIM Large Cap Growth Fund (n)	7,091	$88,714
JNL/AIM Real Estate Fund (n)	1,410	16,493
JNL/Alger Growth Fund (n)	711	12,366
JNL/Eagle Core Equity Fund (n)	2,580	39,551
JNL/Eagle SmallCap Equity Fund (n)	662	13,324
JNL/FMR Capital Growth Fund (n)	1,615	26,792
JNL/Franklin Templeton Small Cap Value Fund (n)	1,115	12,301
JNL/Goldman Sachs Mid Cap Value Fund (n)	905	10,307
JNL/JPMorgan International Equity Fund (n)	2,210	26,580
JNL/JPMorgan International Value Fund (n)	2,571	28,132
JNL/Lazard Mid Cap Value Fund (n)	577	7,807
JNL/Lazard Small Cap Value Fund (n)	614	7,840
JNL/Oppenheimer Global Growth Fund (n)	2,764	37,398
JNL/Putnam Equity Fund (n)	492	9,863
JNL/Select Value Fund (n)	2,892	48,875
JNL/T.Rowe Price Established Growth Fund (n)	4,569	88,829
JNL/T.Rowe Price Mid-Cap Growth Fund (n)	1,539	45,621
JNL/T.Rowe Price Value Fund (n)	6,094	84,952
		605,745

Fixed Income Funds - 23.7%

JNL/PIMCO Total Return Bond Fund (n)	8,388	98,060
JNL/Salomon Brothers High Yield Bond Fund (n)	3,322	26,410
JNL/Salomon Brothers Strategic Bond Fund (n)	5,005	55,456
JNL/Salomon Brothers U.S. Government & Quality
Bond Fund (n)	2,225	24,631
		204,557

Money Market Funds - 5.3%

JNL/Select Money Market Fund, 3.91% (a) (n)	45,657	45,657

Total Mutual Funds (cost $787,910)	855,959

Total Investments - 99.4% (cost $787,910)	855,959
Other Assets and Liabilities, Net - 0.6%	5,584

Total Net Assets - 100%	$861,543

JNL/Salomon Brothers High Yield Bond Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Cyclical	19.6%
Communications	18.8%
Consumer, Non-cyclical	11.4%
Energy	10.3%
Basic Materials	9.6%
Industrial	8.5%
Money Market Investment	7.2%
Financial	7.6%
Utilities	4.8%
Technology	1.9%
Diversified	0.3%
100.0%

Common Stocks - 0.4%

Chemicals - 0.0%

Applied Extrusion Technologies Inc. (b) (l) (p)	3	$21

Computers - 0.0%

Axiohm Transaction Solutions Inc. (b) (p)	1	-

Food - 0.0%

VFB LLC (b) (p)	79	2

Home Furnishings - 0.0%

Mattress Discounter Corp. (b) (p)	1	-

Household Products - 0.0%

Continental AFA Dispensing Co. (b) (p)	4	24

Machinery - 0.0%

Terex Corp. (b)	-	14

Media - 0.0%

Liberty Global Inc. (b)	2	45
Liberty Global Inc. - Class A (b)	2	48
		93

Telecommunications - 0.2%

Manitoba Telecom Services Inc. (p)	1	18
NTL Inc. (b)	3	236
Telewest Global Inc. (b)	10	236
		490

Wireless Telecommunications - 0.2%

American Tower Corp. (b)	16	429

Total Common Stocks (cost $1,053)	1,073

Preferred Stocks - 0.1%

Wireless Telecommunications - 0.1%

Alamosa Holdings Inc. - Class B, 7.50%, 07/31/13	-	176

Total Preferred Stocks (cost $38)	176

Warrants - 0.0%

Retail - 0.0%

Mattress Discounters Corp., Strike Price $0.01,
Expiring 07/15/07 (e) (p)	-	-

Textiles - 0.0%

Pillowtex Corp., Strike Price $28.99, Expiring 11/24/09 (p)	1	-

Wireless Telecommunications - 0.0%

American Tower Corp., Strike Price $0.01,
Expiring 08/01/08 (e)	-	13

Total Warrants (cost $2)	13

Corporate Bonds - 90.7%

Advertising - 0.6%

RH Donnelley Finance Corp. I, 10.875%, 12/15/12 (e)	1,075	1,212
Vertis Inc., 9.75%, 04/01/09	500	518
		1,730

Aerospace & Defense - 2.6%

Alliant Techsystems Inc., 8.50%, 05/15/11	500	525
DRS Technologies Inc., 6.875%, 11/01/13	1,150	1,100
L-3 Communications Corp.
7.625%, 06/15/12	650	684
6.125%, 07/15/13	1,000	993
Moog Inc., 6.25%, 01/15/15	1,100	1,084
Sequa Corp.
8.875%, 04/01/08	196	204
9.00%, 08/01/09	2,150	2,284
Stellex Aerostructures Inc., 9.50%, 11/01/07 (i) (p)	125	-
		6,874

Airlines - 0.3%

Continental Airlines Inc., 6.54%, 09/15/08	15	15
United AirLines Inc., 6.20%, 09/01/08 (i)	949	930
		945

Apparel - 0.7%

Levi Strauss & Co.
8.804%, 04/01/12 (g)	225	227
12.25%, 12/15/12	230	256
9.75%, 01/15/15 (l)	975	1,014
Oxford Industries Inc., 8.875%, 06/01/11 (j)	550	560
		2,057

Auto Manufacturers - 3.1%

Ford Motor Co.
6.625%, 10/01/28 (j)	200	129
7.45%, 07/16/31 (l)	7,375	5,015
8.90%, 01/15/32	400	293
General Motors Corp.
8.25%, 07/15/23 (l)	700	450
8.375%, 07/15/33 (l)	3,750	2,475
		8,362

Auto Parts & Equipment - 0.9%

Breed Technologies Inc., 9.25%, 04/15/08 (i) (p)	100	-
Keystone Automotive Operations Inc., 9.75%, 11/01/13	50	43
TRW Automotive Inc.
9.375%, 02/15/13	491	532
11.00%, 02/15/13 (l)	1,650	1,852
		2,427

Building Materials - 0.4%

Associated Materials Inc.,
(Step-Up Bond), 11.25%, 03/01/14 (d)	2,025	992

Chemicals - 6.7%

Borden Chemicals & Plastics, 9.50%, 05/01/05 (i) (p)	85	1
Equistar Chemicals LP
10.125%, 09/01/08	1,000	1,085
10.625%, 05/01/11	2,075	2,283
FMC Corp., 7.75%, 07/01/11	75	81
Huntsman International LLC, 9.875%, 03/01/09	2,500	2,638
IMC Global Inc., 10.875%, 06/01/08	500	554
Innophos Inc., 9.625%, 08/15/14 (e)	1,125	1,133
ISP Chemco Inc., 10.25%, 07/01/11	100	107
Johnsondiversey Inc., 9.625%, 05/15/12 (l)	1,000	1,005
Lyondell Chemical Co.
9.50%, 12/15/08	353	370
11.125%, 07/15/12	100	112
10.50%, 06/01/13	1,700	1,932
Nalco Co., 8.875%, 11/15/13	2,000	2,095
NewMarket Corp., 8.875%, 05/01/10	95	100
PQ Corp., 7.50%, 02/15/13 (e)	1,400	1,302
Resolution Performance Products Inc., 13.50%, 11/15/10	975	1,031
Resolution Performance Products LLC

9.50%, 04/15/10 (l)                                       3503548.00%, 12/15/09100102

Rhodia SA
7.625%, 06/01/10 (l)	100	101
10.25%, 06/01/10	750	821
8.875%, 06/01/11 (l)	750	769
Union Carbide Chemical & Plastics Co. Inc.,
7.875%, 04/01/23	200	222
Union Carbide Corp., 6.70%, 04/01/09	100	102
Westlake Chemical Corp., 8.75%, 07/15/11	48	50
		18,350

Coal - 0.3%

Peabody Energy Corp., 6.875%, 03/15/13	750	780

Commercial Services - 1.8%

Allied Security Escrow Corp., 11.375%, 07/15/11 (e)	775	747
Brand Services Inc., 12.00%, 10/15/12	75	79
Cenveo Corp.
9.625%, 03/15/12	550	594
7.875%, 12/01/13	825	796
Iron Mountain Inc.
8.25%, 07/01/11	750	761
8.625%, 04/01/13	1,225	1,277
7.75%, 01/15/15	625	630
		4,884

Computers - 0.5%

Sungard Data Systems Inc., 9.125%, 08/15/13 (e)	400	414
Unisys Corp.
6.875%, 03/15/10 (j) (l)	525	486
8.00%, 10/15/12	450	416
		1,316

Cosmetics & Personal Care - 0.3%

DEL Laboratories Inc., 8.00%, 02/01/12 (l)	1,000	790

Diversified Financial Services - 6.4%

Airplanes Pass Through Trust, 10.875%, 03/15/19 (i) (p)	123	-
Alamosa Delaware Inc.
(Step-Up Bond), 12.00%, 07/31/09 (d)	1,427	1,561
8.50%, 01/31/12 (j)	1,500	1,622
BCP Crystal US Holdings Corp., 9.625%, 06/15/14	1,170	1,302
Carrols Corp., 9.00%, 01/15/13	700	681
Case Credit Corp., 6.75%, 10/21/07	250	253
CCM Merger Inc., 8.00%, 08/01/13 (e)	1,225	1,176
Contifinancial Corp. Liquidating Trust, 0.00%, 06/15/10 (p)	115	-
Ford Motor Credit Co.
6.625%, 06/16/08	2,500	2,268
7.875%, 06/15/10	800	720
General Motors Acceptance Corp., 8.00%, 11/01/31 (l)	5,325	5,101
Global Cash Access LLC, 8.75%, 03/15/12	325	346
National Mentor Inc., 9.625%, 12/01/12	1,250	1,306
Sensus Metering Systems Inc., 8.625%, 12/15/13	75	65
Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14 (j)	1,200	1,274
		17,675

Diversified Machinery - 0.0%

NMHG Holding Co., 10.00%, 05/15/09	75	80

E - Commerce - 0.5%

FTD Inc., 7.75%, 02/15/14	1,531	1,516

Electric - 4.5%

AES Corp.
8.75%, 06/15/08	50	53

9.50%, 06/01/09 (l)	2,700	2,916
9.375%, 09/15/10	50	55
8.875%, 02/15/11 (l)	25	27
Calpine Corp.
8.50%, 07/15/10 (e) (i) (l)	1,650	1,353
8.75%, 07/15/13 (e) (i)	40	33
Calpine Generating Co. LLC, 13.22%, 04/01/11 (g) (i)	650	660
Edison Mission Energy
10.00%, 08/15/08	200	219
7.73%, 06/15/09	125	129
9.875%, 04/15/11	250	292
Homer City Funding LLC, 8.734%, 10/01/26	99	115
Midwest Generation LLC, 8.56%, 01/02/16	331	360
Mirant Americas Generation LLC, 7.625%, 05/01/06	50	61
Mirant North America LLC, 7.375%, 12/31/13 (e)	925	935
Mission Energy Holding Co., 13.50%, 07/15/08	300	348
NRG Energy Inc., 8.00%, 12/15/13	2,046	2,281
Reliant Energy Inc., 9.50%, 07/15/13	2,650	2,656
		12,493

Electrical Components & Equipment - 0.0%

Kinetek Inc., 10.75%, 11/15/06	100	96

Electronics - 0.0%

Muzak LLC, 10.00%, 02/15/09	50	44

Entertainment - 2.8%

Choctaw Resort Development Enterprise,
7.25%, 11/15/19 (e)	975	991
Cinemark USA Inc., 9.00%, 02/01/13	1,000	1,058
Herbst Gaming Inc., 8.125%, 06/01/12	1,400	1,456
Isle of Capri Casinos Inc., 7.00%, 03/01/14	1,300	1,268
Pinnacle Entertainment Inc.
8.25%, 03/15/12	1,500	1,551
8.75%, 10/01/13 (l)	75	80
Scientific Games Corp., 6.25%, 12/15/12	700	689
Six Flags Inc.
8.875%, 02/01/10	200	194
9.75%, 04/15/13	500	490
		7,777

Environmental Control - 0.9%

Aleris International Inc., 10.375%, 10/15/10	75	82
Allied Waste Industries Inc.
9.25%, 09/01/12	67	73
7.875%, 04/15/13 (l)	1,500	1,549
6.125%, 02/15/14 (l)	800	754
7.375%, 04/15/14 (l)	75	73
Safety-Kleen Services, 9.25%, 06/01/08 (i)	125	-
		2,531

Food - 2.1%

Del Monte Corp., 8.625%, 12/15/12	2,000	2,125
Dole Food Co. Inc., 8.75%, 07/15/13 (j)	1,200	1,236

Pinnacle Foods Holding Corp., 8.25%, 12/01/13 (e)	1,500	1,429
United Agri Products, 8.25%, 12/15/11	1,040	1,092
		5,882

Forest Products & Paper - 2.0%

Abitibi-Consolidated Inc., 8.55%, 08/01/10 (l)	1,150	1,164
Appleton Papers Inc., 8.125%, 06/15/11	1,000	973
Boise Cascade LLC, 7.125%, 10/15/14	1,200	1,119
Buckeye Technologies Inc., 8.00%, 10/15/10	25	24
Catalyst Paper Corp., 8.625%, 06/15/11	1,475	1,409
Domtar Inc., 7.125%, 08/15/15	175	149
Newark Group Inc., 9.75%, 03/15/14	700	615
		5,453

Healthcare Products - 0.5%

Omega Healthcare Investors Inc., 7.00%, 01/15/16 (e)	1,375	1,363

Healthcare Services - 4.2%

Ameripath Inc., 10.50%, 04/01/13 (l)	75	80
Community Health Systems Inc., 6.50%, 12/15/12	700	682
Extendicare Health Services Inc., 9.50%, 07/01/10	75	80
HCA Inc.
6.25%, 02/15/13	1,700	1,701
7.69%, 06/15/25	1,350	1,402
IASIS Healthcare LLC, 8.75%, 06/15/14	2,300	2,415
Insight Health Services Corp., 9.174%, 11/01/11 (e) (g)	700	677
Psychiatric Solutions Inc.
10.625%, 06/15/13	800	910
7.75%, 07/15/15	400	413
Tenet Healthcare Corp.
7.375%, 02/01/13	175	161
9.875%, 07/01/14	1,400	1,418
Triad Hospitals Inc., 7.00%, 11/15/13 (l)	1,600	1,603
		11,542

Holding Companies - Diversified - 0.3%

JSG Funding Plc, 9.625%, 10/01/12	75	75
Nell AF SARL, 8.375%, 08/15/15 (e) (l)	700	693
		768

Home Builders - 0.6%

Ryland Group Inc., 9.125%, 06/15/11 (l)	1,000	1,058
Toll Corp., 8.25%, 02/01/11	500	522
		1,580

Home Furnishings - 0.9%

Norcraft Holdings Capital,
(Step-Up Bond), 9.75%, 09/01/12 (d)	950	675
Sealy Mattress Co., 8.25%, 06/15/14 (l)	1,150	1,185
Simmons Co.,
(Step-Up Bond), 10.00%, 12/15/14 (d) (e) (l)	1,350	728
		2,588

Household Products - 0.6%

JohnsonDiversey Holdings Inc.,
(Step-Up Bond), 10.67%, 05/15/13 (d) (l)	2,000	1,590

Leisure Time - 0.5%

AMF Bowling Worldwide Inc., 10.00%, 03/01/10	100	99
Icon Health & Fitness, 11.25%, 04/01/12 (l)	750	628
Riddell Bell Holdings Inc., 8.375%, 10/01/12	725	672
		1,399

Lodging - 6.1%

Boyd Gaming Corp., 7.75%, 12/15/12	1,000	1,048
Caesars Entertainment Inc.
8.875%, 09/15/08	1,100	1,189
8.125%, 05/15/11	1,000	1,104
Gaylord Entertainment Co., 6.75%, 11/15/14	1,350	1,323
Hilton Hotels Corp., 8.25%, 02/15/11 (l)	1,000	1,096
Kerzner International Ltd., 6.75%, 10/01/15 (e)	1,125	1,094
Las Vegas Sands Corp., 6.375%, 02/15/15 (l)	1,125	1,083
Mandalay Resort Group
10.25%, 08/01/07	750	800
6.375%, 12/15/11	500	497
MGM Mirage
9.75%, 06/01/07	2,000	2,108
8.50%, 09/15/10	500	542
Starwood Hotels & Resorts Worldwide Inc.,
7.875%, 05/01/12	1,500	1,654
Station Casinos Inc.
6.50%, 02/01/14 (l)	1,000	1,010
6.875%, 03/01/16	1,025	1,047
Turning Stone Casino Resort Enterprise,
9.125%, 12/15/10 (e)	1,250	1,287
		16,882

Machinery - 0.4%

Terex Corp.
10.375%, 04/01/11	500	530
7.375%, 01/15/14 (j)	625	619
		1,149

Manufacturing - 1.0%

Applied Extrusion Technologies Inc., 12.00%, 03/15/12	2	2
Blount Inc., 8.875%, 08/01/12	650	686
Invensys Plc, 9.875%, 03/15/11 (e) (l)	50	50
KI Holdings Inc., (Step-Up Bond), 9.875%, 11/15/14 (d)	2,150	1,408
Park-Ohio Industries Inc., 8.375%, 11/15/14	725	634
		2,780

Media - 9.0%

CCH I Holdings LLC, 10.00%, 05/15/14 (e)	173	98
CCH I LLC, 11.00%, 10/01/15 (e)	3,454	2,901
Charter Communications Holdings II LLC,
10.25%, 09/15/10	1,000	995
Charter Communications Operating LLC,
8.00%, 04/30/12 (e)	1,000	995
CSC Holdings Inc.
7.625%, 04/01/11 (l)	2,500	2,488
7.875%, 02/15/18	1,000	965
Dex Media East LLC, 12.125%, 11/15/12	1,494	1,748

Dex Media Inc.,
(Step-Up Bond), 9.00%, 11/15/13 (d) (l)	200	159
Dex Media West LLC, 9.875%, 08/15/13 (l)	1,074	1,192
DirecTV Holdings LLC
8.375%, 03/15/13	1,365	1,467
6.375%, 06/15/15	425	415
Echostar DBS Corp.
6.375%, 10/01/11	2,000	1,925
6.625%, 10/01/14	775	743
Emmis Communications Corp., 10.37%, 06/15/12 (g)	600	602
Houghton Mifflin Co.
8.25%, 02/01/11	270	279
9.875%, 02/01/13 (l)	1,340	1,432
Lodgenet Entertainment Corp., 9.50%, 06/15/13	75	82
Mediacom Broadband LLC, 11.00%, 07/15/13 (l)	50	54
Mediacom LLC, 9.50%, 01/15/13 (l)	1,982	1,935
Radio One Inc., 8.875%, 07/01/11	25	26
Rogers Cable Inc.
6.25%, 06/15/13 (l)	1,000	986
8.75%, 05/01/32	25	29
Sinclair Broadcast Group Inc.
8.75%, 12/15/11	650	684
8.00%, 03/15/12	575	592
Videotron Ltd., 6.375%, 12/15/15 (e)	700	696
Yell Finance BV, (Step-Up Bond), 13.50%, 08/01/11 (d)	33	34
Young Broadcasting Inc., 10.00%, 03/01/11 (l)	1,425	1,334
		24,856

Metal Fabrication & Hardware - 1.1%

Mueller Group Inc., 10.00%, 05/01/12	90	96
Mueller Holdings Inc.,
(Step-Up Bond), 14.75%, 04/15/14 (d)	2,000	1,505
Novelis Inc., 7.50%, 02/15/15 (e)	425	396
Wolverine Tube Inc., 10.50%, 04/01/09 (j) (l)	1,300	1,007
		3,004

Mining - 0.3%

Massey Energy Co.
6.625%, 11/15/10	650	661
6.875%, 12/15/13 (e)	275	277
		938

Office & Business Equipment - 0.9%

Abitibi-Consolidated Co., 8.375%, 04/01/15 (l)	775	742
IKON Office Solutions Inc., 7.75%, 09/15/15 (e)	525	512
Xerox Capital Trust I, 8.00%, 02/01/27	800	824
Xerox Corp., 7.625%, 06/15/13	500	527
		2,605

Oil & Gas - 3.8%

Chesapeake Energy Corp.
7.00%, 08/15/14			500	518
6.625%, 01/15/16			200	203
6.25%, 01/15/18	1,950	1,911

Exco Resources Inc., 7.25%, 01/15/11 (j)	1,275	1,294
Houston Exploration Co., 7.00%, 06/15/13	700	672
Magnum Hunter Resources Inc., 9.60%, 03/15/12 (j)	81	88
Pioneer Natural Resources Co., 5.875%, 07/15/16	1,000	990
Pogo Producing Co., 6.875%, 10/01/17 (e)	700	683
Pride International Inc., 7.375%, 07/15/14 (l)	2,000	2,145
Stone Energy Corp., 8.25%, 12/15/11	635	656
Vintage Petroleum Inc.
7.875%, 05/15/11 (l)	850	888
8.25%, 05/01/12	500	535
		10,583

Oil & Gas Services - 0.3%

Dresser-Rand Group Inc., 7.625%, 11/01/14 (e)	220	227
Grant Prideco Inc., 6.125%, 08/15/15 (e)	300	299
Universal Compression Inc., 7.25%, 05/15/10	200	203
		729

Packaging & Containers - 2.7%

Berry Plastics Corp., 10.75%, 07/15/12	1,000	1,075
Graphic Packaging International Corp., 9.50%, 08/15/13 (l)	2,250	2,149
Jefferson Smurfit Corp., 8.25%, 10/01/12 (l)	875	840
Owens Brockway Glass Container Inc., 8.875%, 02/15/09	1,000	1,044
Owens-Illinois Inc., 8.10%, 05/15/07	1,000	1,023
Pliant Corp., 11.125%, 09/01/09 (l)	175	156
Pliant Corp., 13.00%, 06/01/10 (j)	400	78
Radnor Holdings Corp., 11.00%, 03/15/10	100	81
Smurfit-Stone Container Enterprises Inc.
9.75%, 02/01/11	125	126
8.375%, 07/01/12	1,000	967
Tekni-Plex Inc., 12.75%, 06/15/10	100	54
		7,593

Pharmaceuticals - 1.1%

Omnicare Inc., 6.875%, 12/15/15	650	660
Valeant Pharmaceuticals International, 7.00%, 12/15/11	1,250	1,228
Warner Chilcott Corp., 8.75%, 02/01/15 (e)	1,300	1,196
		3,084

Pipelines - 5.0%

Atlas Pipeline Partners LP, 8.125%, 12/15/15 (e)	650	656
Dynegy Holdings Inc.
9.875%, 07/15/10 (e)	550	603
6.875%, 04/01/11 (j) (l)	2,100	2,069
10.125%, 07/15/13 (e)	1,500	1,695
7.125%, 05/15/18	25	22
7.625%, 10/15/26	125	111
El Paso Corp.
7.875%, 06/15/12 (l)	2,000	2,060
7.75%, 01/15/32 (l)	1,850	1,855
Transcontinental Gas Pipe Line Corp., 8.875%, 07/15/12	1,500	1,718
Williams Cos. Inc.
7.125%, 09/01/11 (j)	1,000	1,039
8.125%, 03/15/12 (l)	500	545
7.625%, 07/15/19	50	53

7.875%, 09/01/21 (l)	200	216
8.75%, 03/15/32	1,000	1,160
		13,802

Real Estate Investment Trusts - 1.5%

Felcor Lodging LP, 9.00%, 06/01/11 (l)	700	767
Host Marriott LP
7.125%, 11/01/13 (l)	2,075	2,158
6.375%, 03/15/15	75	75
MeriStar Hospitality Corp., 9.125%, 01/15/11 (l)	1,100	1,199
MeriStar Hospitality Operating Partnership LP,
10.50%, 06/15/09 (l)	50	52
		4,251

Retail - 3.1%

Buffets Inc., 11.25%, 07/15/10	75	77
CSK Auto Inc., 7.00%, 01/15/14 (j)	925	837
Doane Pet Care Co., 10.75%, 03/01/10	1,200	1,305
Finlay Fine Jewelry Corp., 8.375%, 06/01/12 (j) (l)	425	383
General Nutrition Centers Inc., 8.50%, 12/01/10 (j) (l)	1,350	1,161
Home Interiors & Gifts Inc., 10.125%, 06/01/08	175	123
Jafra Cosmetics International Inc., 10.75%, 05/15/11	65	71
JC Penney Co. Inc.
7.125%, 11/15/23 (l)	500	557
7.40%, 04/01/37	1,000	1,117
Jean Coutu Group Inc., 8.50%, 08/01/14 (l)	1,325	1,212
Neiman-Marcus Group Inc., 10.375%, 10/15/15 (e) (l)	475	483
Rite Aid Corp.
6.125%, 12/15/08 (e) (l)	375	353
8.125%, 05/01/10	125	126
7.50%, 01/15/15 (j)	950	897
		8,702

Semiconductors - 0.7%

Amkor Technology Inc.
9.25%, 02/15/08 (j)	1,000	970
7.75%, 05/15/13	1,000	870
		1,840

Telecommunications - 3.4%

Centennial Communications Corp., 10.00%, 01/01/13 (e)	600	606
Insight Midwest LP
9.75%, 10/01/09	575	592
10.50%, 11/01/10	525	552
Intelsat Bermuda Ltd., 8.70%, 01/15/12 (e) (g)	475	483
MCI Inc., 8.735%, 05/01/14	1,150	1,272
NTL Cable Plc, 8.75%, 04/15/14	600	627
Qwest Communications International Inc.
7.50%, 02/15/14 (e)	825	848
7.50%, 02/15/14 (l)	145	149
Qwest Corp.
5.625%, 11/15/08 (l)	1,500	1,485
7.50%, 06/15/23	265	263
6.875%, 09/15/33	2,240	2,106
Zeus Special Sub,

(Step-Up Bond), 9.25%, 02/01/15 (d) (e)	675	443
9,426

Telecommunications Equipment - 0.9%

Lucent Technologies Inc., 6.45%, 03/15/29 (l)	3,000	2,573

Transportation - 0.6%

Hertz Corp., 10.50%, 01/01/16 (e) (l)	525	541
Holt Group Inc., 9.75%, 01/15/06 (i) (p)	125	-
Teekay Shipping Corp., 8.875%, 07/15/11	1,100	1,243
		1,784

Wireless Telecommunications - 3.8%

American Tower Corp., 7.50%, 05/01/12	2,750	2,874
Centennial Cellular Operating Co., 10.125%, 06/15/13	1,200	1,305
Nextel Communications Inc., 7.375%, 08/01/15	2,550	2,691
SBA Telecommunications Inc.,
(Step-Up Bond), 9.75%, 12/15/11 (d)	2,152	1,996
UbiquiTel Operating Co., 9.875%, 03/01/11	1,425	1,578
		10,444

Total Corporate Bonds (cost $253,943)	250,909

Short Term Investments - 29.7%

Repurchase Agreement - 7.2%

Repurchase Agreement with Bank of America Securities,
4.24%, (Collateralized by $20,270 Federal Home Loan Mortgage
Corporation, 4.625%, due 06/01/07, market value $19,999)
acquired on 12/30/05, due 01/03/06 at $19,943	19,934	19,934

Securities Lending Collateral - 22.5%

Mellon GSL Delaware Business Trust Collateral Fund	62,299	62,299

Total Short Term Investments (cost $82,233)	82,233

Total Investments - 120.9% (cost $337,269)	334,404
Other Assets and Liabilities, Net - (20.9%)	(57,769)
Total Net Assets - 100%	$276,635

JNL/Salomon Brothers Strategic Bond Fund

Percentage of Total
Industry Sector	Investments (o)
Mortgage Securities	28.7%
Money Market Investment	19.1%
Government	17.8%
Financial	17.5%
Communications	4.0%
Consumer, Cyclical	2.8%
Consumer, Non-cyclical	2.6%
Energy	1.8%
Industrial	1.6%
Asset Backed Securities	1.4%

Utilities	1.2%
Basic Materials	1.0%
Diversified	0.3%
Technology	0.2%
100.0%

Common Stocks - 0.5%

Chemicals - 0.0%

Applied Extrusion Technologies Inc. (b) (l) (p)	2	$14

Computers - 0.0%

Axiohm Transaction Solutions Inc. (b) (p)	1	-

Food - 0.0%

VFB LLC (b) (f) (p)	79	2

Household Products - 0.0%

Continental AFA Dispensing Co. (b) (f) (p)	9	47

Media - 0.1%

Liberty Global Inc. (b) (f)	6	131
Liberty Global Inc. - Class A (b)	6	139
		270

Telecommunications - 0.3%

NTL Inc. (b) (f)	8	572
Telewest Global Inc. (b) (f)	12	283
		855

Wireless Telecommunications - 0.1%

American Tower Corp. (b)	21	579
Total Common Stocks (cost $1,327)		1,767

Preferred Stocks - 0.1%

Holding Companies - Diversified - 0.0%

TCR Holdings Corp. - Class B (p)	-	-
TCR Holdings Corp. - Class C (p)	-	-
TCR Holdings Corp. - Class D (p)	1	-
TCR Holdings Corp. - Class E (p)	1	-
		-

Wireless Telecommunications - 0.1%

Alamosa Holdings Inc. - Class B 7.50%, 07/31/13	-	432

Total Preferred Stocks (cost $108)	432

Rights - 0.0%

Sovereign - 0.0%

Venezuela Par Rights, No Strike Price, 04/15/20	4	105

Total Rights (cost $0)	105

Warrants - 0.0%

Sovereign - 0.0%

Mexican Mexican States, Strike Price $25.00,
Expiring 10/10/06 (b)	-	14

Textiles - 0.0%

Pillowtex Corp., Strike Price $28.99, Expiring 11/24/09 (p)	-	-

Wireless Telecommunications - 0.0%

American Tower Corp., Strike Price $0.01,
Expiring 08/01/08 (e)	-	55

Total Warrants (cost $9)	69

Corporate Bonds - 30.7%

Advertising - 0.2%

Advanstar Communications Inc.,
10.75%, 08/15/10 (f)	$175	192
Interep National Radio Sales Inc., 10.00%, 07/01/08 (f)	100	85
RH Donnelley Finance Corp. I, 10.875%, 12/15/12 (e) (f)	175	197
Vertis Inc., 9.75%, 04/01/09 (f)	175	181
		655

Aerospace & Defense - 0.5%

Alliant Techsystems Inc., 8.50%, 05/15/11 (f)	125	131
Argo-Tech Corp., 9.25%, 06/01/11 (f)	175	179
DRS Technologies Inc., 6.875%, 11/01/13 (f)	150	143
Goodrich Corp., 7.50%, 04/15/08 (f)	375	394
L-3 Communications Corp., 7.625%, 06/15/12 (f)	200	211
Moog Inc., 6.25%, 01/15/15 (f)	150	148
Sequa Corp.
8.875%, 04/01/08 (f)	250	261
9.00%, 08/01/09 (f)	125	132
		1,599

Agriculture - 0.1%

Hines Nurseries Inc., 10.25%, 10/01/11 (f)	200	196

Airlines - 0.0%

Continental Airlines Inc., 6.54%, 09/15/08 (f)	40	38

Apparel - 0.1%

Levi Strauss & Co.
8.80%, 04/01/12 (f) (g)	50	50
12.25%, 12/15/12 (f)	125	139
9.75%, 01/15/15 (f)	75	78
		267

Auto Manufacturers - 0.6%

DaimlerChrysler NA Holding Corp., 4.05%, 06/04/08 (f)	1,175	1,144
Ford Motor Co.
6.625%, 10/01/28 (f) (j)	100	65
7.45%, 07/16/31 (l)	950	646
General Motors Corp.
8.25%, 07/15/23 (l)	50	32

8.375%, 07/15/33 (l)	410	270
2,157

Auto Parts & Equipment - 0.1%

Breed Technologies Inc., 9.25%, 04/15/08 (i) (p)	250	-
Dura Operating Corp., 8.625%, 04/15/12 (f)	60	50
Tenneco Inc., 10.25%, 07/15/13 (f)	100	109
TRW Automotive Inc., 9.375%, 02/15/13 (f)	179	194
		353

Banks - 1.8%

Andina de Fomento Corp., 6.875%, 03/15/12 (f)	1,050	1,142
Bank of America Corp., 7.40%, 01/15/11 (f)	1,375	1,515
Morgan Stanley, 4.75%, 04/01/14 (f)	1,875	1,798
Standard Chartered Bank, 8.00%, 05/30/31 (e) (f)	1,305	1,684
		6,139

Beverages - 0.1%

Constellation Brands Inc., 8.125%, 01/15/12 (l)	200	208

Building Materials - 0.1%

Associated Materials Inc.,
(Step-Up Bond), 11.25%, 03/01/14 (d)	350	172
Nortek Inc., 8.50%, 09/01/14 (e) (f)	100	97
Texas Industries Inc., 7.25%, 07/15/13 (e) (f)	100	103
		372

Chemicals - 0.9%

Borden Chemicals & Plastics, 9.50%, 05/01/05 (f) (i) (p)	140	2
Equistar Chemicals LP, 10.625%, 05/01/11 (f)	175	193
Huntsman International LLC
10.125%, 07/01/09 (f)	152	157
7.875%, 01/01/15 (e) (l)	50	48
ISP Chemco Inc., 10.25%, 07/01/11 (f)	225	240
Lyondell Chemical Co., 11.125%, 07/15/12 (f)	225	252
Methanex Corp., 8.75%, 08/15/12 (f)	175	195
Millennium America Inc., 9.25%, 06/15/08 (f)	250	270
NewMarket Corp., 8.875%, 05/01/10 (f)	225	236
Nova Chemicals Corp., 6.50%, 01/15/12 (l)	200	194
OM Group Inc., 9.25%, 12/15/11 (f)	175	171
PQ Corp., 7.50%, 02/15/13 (e) (f)	425	395
Resolution Performance Products Inc., 13.50%, 11/15/10 (f)	125	132
Resolution Performance Products LLC, 9.50%, 04/15/10 (l)	100	101
Rhodia SA, 7.625%, 06/01/10 (l)	225	226
Westlake Chemical Corp., 8.75%, 07/15/11 (f)	281	300
		3,112

Commercial Mortgage Backed Securities - 0.2%

Commercial Mortgage Asset Trust, 7.35%, 01/17/32 (f)	400	453
Commercial Mortgage Pass Through Certificates,
5.47%, 11/15/15 (e) (g)	224	225
		678

Commercial Services - 0.3%

Allied Security Escrow Corp., 11.375%, 07/15/11 (e) (f)	75	72
Brand Services Inc., 12.00%, 10/15/12 (f)	100	105
Cadmus Communications Corp., 8.375%, 06/15/14 (f)	175	180

Cenveo Corp.
9.625%, 03/15/12 (f)	75	81
7.875%, 12/01/13 (f)	150	145
Corrections Corp., 6.25%, 03/15/13 (f)	100	99
Iron Mountain Inc., 7.75%, 01/15/15 (f)	350	352
		1,034

Computers - 0.1%

Seagate Technology HDD Holdings, 8.00%, 05/15/09 (f)	125	131
Sungard Data Systems Inc., 9.125%, 08/15/13 (e) (f)	75	78
Unisys Corp., 8.00%, 10/15/12 (f)	200	185
		394

Cosmetics & Personal Care - 0.0%

DEL Laboratories Inc., 8.00%, 02/01/12 (f)	150	119

Credit Card Asset Backed Security - 0.2%

First Consumers Master Trust, 4.78%, 09/15/08 (g)	110	109
Metris Master Trust, 5.45%, 11/20/09 (f) (g)	700	701
		810

Distribution & Wholesale - 0.0%

Buhrmann US Inc., 7.875%, 03/01/15 (f)	100	98

Diversified Financial Services - 5.6%

Airplanes Pass Through Trust, 10.875%, 03/15/19 (i) (p)	247	-
Alamosa Delaware Inc., 11.00%, 07/31/10 (f)	161	182
BCP Crystal US Holdings Corp., 9.625%, 06/15/14 (f)	97	108
Borden US Finance Corp., 9.00%, 07/15/14 (e) (f)	75	74
Capital One Bank, 5.75%, 09/15/10 (f)	1,000	1,024
Carrols Corp., 9.00%, 01/15/13 (l)	175	170
CCM Merger Inc., 8.00%, 08/01/13 (e) (f)	125	120
CIT Group Inc., 7.75%, 04/02/12 (l)	1,500	1,701
Contifinancial Corp. Liquidating Trust, 0.00%, 06/15/10 (p)	230	-
Countrywide Home Loans Inc., 4.00%, 03/22/11 (f)	1,825	1,717
Ford Motor Credit Co.
6.625%, 06/16/08 (f)	100	91
7.875%, 06/15/10 (f)	1,375	1,237
General Motors Acceptance Corp.
7.25%, 03/02/11 (f)	25	23
6.875%, 09/15/11 (l)	1,025	935
6.75%, 12/01/14 (l)	465	418
8.00%, 11/01/31 (l)	75	72
HSBC Finance Corp., 5.25%, 04/15/15 (f)	1,475	1,462
International Lease Finance Corp., 5.875%, 05/01/13 (f)	1,600	1,656
JPMorgan Chase & Co., 6.625%, 03/15/12 (f)	1,168	1,259
Lehman Brothers Holdings Inc., 4.50%, 07/26/10 (f)	400	392
MBNA Corp.
6.25%, 01/17/07 (f)	275	278
4.625%, 09/15/08 (f)	675	670
National Mentor Inc., 9.625%, 12/01/12 (f)	175	183
Rainbow National Services LLC, 10.375%, 09/01/14 (e) (f)	125	140
Sensus Metering Systems Inc., 8.625%, 12/15/13 (f)	180	159
TRAINS, 7.65%, 06/15/15 (e) (g) (l)	4,588	4,714

Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14 (f) (j)	250	265
19,050

Diversified Machinery - 0.0%

Case New Holland Inc., 9.25%, 08/01/11 (f)	25	27

E - Commerce - 0.0%

FTD Inc., 7.75%, 02/15/14 (f)	170	168

Electric - 1.5%

AES Corp.
9.375%, 09/15/10 (f)	250	273
8.875%, 02/15/11 (f)	50	54
7.75%, 03/01/14 (l)	200	210
Appalachian Power Co., 5.95%, 05/15/33 (f)	1,000	1,004
Calpine Corp., 8.50%, 07/15/10 (e) (i) (l)	200	164
Calpine Generating Co. LLC, 13.22%, 04/01/11 (f) (g) (i)	150	152
Duke Energy Corp., 4.20%, 10/01/08 (f)	800	782
Edison Mission Energy
7.73%, 06/15/09 (f)	25	26
9.875%, 04/15/11 (f)	325	379
Entergy Gulf States Inc., 6.20%, 07/01/33 (f)	600	578
Inergy LP, 6.875%, 12/15/14 (f)	125	114
Mirant Americas Generation LLC, 8.30%, 05/01/11 (f)	300	380
NRG Energy Inc., 8.00%, 12/15/13 (f)	402	448
Reliant Energy Inc., 9.50%, 07/15/13 (f)	375	376
Texas Genco LLC, 6.875%, 12/15/14 (e) (f)	75	81
		5,021

Electronics - 0.0%

Muzak LLC
10.00%, 02/15/09 (f)	75	65
9.875%, 03/15/09 (l)	125	69
		134

Entertainment - 0.4%

Cinemark Inc., (Step-Up Bond), 9.75%, 03/15/14 (d)	325	241
Herbst Gaming Inc., 8.125%, 06/01/12 (f)	175	182
Isle of Capri Casinos Inc., 7.00%, 03/01/14 (f)	250	244
Loews Cineplex Entertainment Corp., 9.00%, 08/01/14 (f)	25	25
Mohegan Tribal Gaming Authority
7.125%, 08/15/14 (f)	75	77
6.875%, 02/15/15 (f)	100	101
Penn National Gaming Inc.
6.875%, 12/01/11 (f)	50	51
6.75%, 03/01/15 (f)	225	221
Pinnacle Entertainment Inc., 8.75%, 10/01/13 (l)	175	186
Six Flags Inc.
9.75%, 04/15/13 (f)	75	74
9.625%, 06/01/14 (f)	75	72
		1,474

Environmental Control - 0.2%

Aleris International Inc., 10.375%, 10/15/10 (f)	150	164
Allied Waste Industries Inc.

8.50%, 12/01/08 (f)	100	105
9.25%, 09/01/12 (f)	100	108
7.375%, 04/15/14 (l)	100	97
7.25%, 03/15/15 (l)	75	76
Safety-Kleen Services, 9.25%, 06/01/08 (f) (i)	375	1
		551

Food - 0.9%

Ahold Lease USA Inc., 7.82%, 01/02/20 (f)	47	50
Dole Food Co. Inc.
7.25%, 06/15/10 (f)	25	24
8.75%, 07/15/13 (f) (j)	225	232
Kraft Foods Inc., 5.625%, 11/01/11 (f)	1,400	1,436
Pinnacle Foods Holding Corp., 8.25%, 12/01/13 (e) (f)	175	167
Safeway Inc., 7.25%, 02/01/31 (l)	850	917
Swift & Co., 10.125%, 10/01/09 (f)	100	103
United Agri Products, 8.25%, 12/15/11 (f)	199	209
		3,138

Forest Products & Paper - 0.3%

Abitibi-Consolidated Inc., 8.55%, 08/01/10 (l)	125	127
Blue Ridge Paper Products Inc., 9.50%, 12/15/08 (l)	100	90
Boise Cascade LLC, 7.125%, 10/15/14 (f)	250	233
Bowater Canada Finance, 7.95%, 11/15/11 (l)	150	146
Buckeye Technologies Inc.
9.25%, 09/15/08 (e) (l)	126	126
8.00%, 10/15/10 (f)	75	71
8.50%, 10/01/13 (f)	50	50
Smurfit Capital Funding Plc, 7.50%, 11/20/25 (f)	225	197
		1,040

Healthcare Products - 0.2%

Omega Healthcare Investors Inc., 7.00%, 01/15/16 (e) (f)	275	273
Sybron Dental Specialties Inc., 8.125%, 06/15/12 (f)	275	289
		562

Healthcare Services - 1.4%

Ameripath Inc., 10.50%, 04/01/13 (l)	225	239
DaVita Inc., 7.25%, 03/15/15 (l)	250	253
Extendicare Health Services Inc.
9.50%, 07/01/10 (f)	150	159
6.875%, 05/01/14 (f) (j)	25	24
Genesis HealthCare Corp., 8.00%, 10/15/13 (f)	225	237
Humana Inc., 6.30%, 08/01/18 (f)	1,100	1,159
IASIS Healthcare LLC, 8.75%, 06/15/14 (f)	250	263
Insight Health Services Corp., 9.174%, 11/01/11 (e) (f) (g)	100	97
Psychiatric Solutions Inc.
10.625%, 06/15/13 (f)	100	114
7.75%, 07/15/15 (f)	150	155
Quest Diagnostics Inc., 5.45%, 11/01/15 (e) (f)	1,150	1,159
Tenet Healthcare Corp.
7.375%, 02/01/13 (f)	275	254
9.875%, 07/01/14 (f)	25	25
Triad Hospitals Inc., 7.00%, 11/15/13 (f)	250	251

4,389

Holding Companies - Diversified - 0.4%

EnCana Holdings Finance Corp., 5.80%, 05/01/14 (f) (j)	1,150	1,199
Nebco Evans Holding Co.,
(Step-Up Bond), 12.375%, 07/15/07 (d) (i) (p)	350	-
		1,199

Home Equity Asset Backed Securities - 0.7%

Asset Backed Securities Corp., 6.37%, 04/15/33 (f) (g)	500	504
Bear Stearns Asset Backed Securities NIM
6.50%, 01/25/34 (e)	1	1
5.00%, 05/25/34 (e)	64	64
5.25%, 08/25/34 (e) (g)	94	94
Novastar Home Equity Loan
6.0038%, 02/25/34 (g)	220	224
5.354%, 06/25/34 (f) (g)	450	452
7.379%, 10/25/35 (f) (g)	480	424
Option One Mortgage Loan Trust, 7.88%, 05/25/34 (g)	380	367
Residential Asset Securities Corp., 5.48%, 04/25/32 (g)	145	146
		2,276

Home Furnishings - 0.1%

Applica Inc., 10.00%, 07/31/08 (l)	39	38
Sealy Mattress Co., 8.25%, 06/15/14 (l)	175	180
		218

Household Products - 0.1%

Graphic Packaging International Corp., 8.50%, 08/15/11 (f)	75	75
Playtex Products Inc., 9.375%, 06/01/11 (l)	100	105
Spectrum Brands Inc., 8.50%, 10/01/13 (f)	125	109
		289

Iron & Steel - 0.0%

IPSCO Inc., 8.75%, 06/01/13 (f)	75	82

Leisure Time - 0.1%

Equinox Holdings Inc., 9.00%, 12/15/09 (f)	175	187
Icon Health & Fitness, 11.25%, 04/01/12 (l)	100	84
Leslie’s Poolmart, 7.75%, 02/01/13 (f)	100	100
Riddell Bell Holdings Inc., 8.375%, 10/01/12 (f)	125	116
		487

Lodging - 0.6%

Boyd Gaming Corp.
7.75%, 12/15/12 (f)	225	236
6.75%, 04/15/14 (f)	25	25
Caesars Entertainment Inc., 8.125%, 05/15/11 (f)	125	138
Chumash Casino & Resort Enterprise,
9.52%, 07/15/10 (e) (f)	75	80
Gaylord Entertainment Co., 6.75%, 11/15/14 (f)	200	196
HMH Properties Inc., 7.875%, 08/01/08 (f)	34	34
Kerzner International Ltd., 6.75%, 10/01/15 (e) (f)	200	195
Las Vegas Sands Corp., 6.375%, 02/15/15 (f)	225	217
MGM Mirage, 6.75%, 09/01/12 (f)	375	380
Starwood Hotels & Resorts Worldwide Inc.,
7.875%, 05/01/12 (f)	225	248

Station Casinos Inc., 6.875%, 03/01/16 (f)	175	179
Turning Stone Casino Resort Enterprise,
9.125%, 12/15/10 (e) (f)	175	180
		2,108

Machinery - 0.1%

Terex Corp.
10.375%, 04/01/11 (f)	175	186
7.375%, 01/15/14 (f) (j)	85	84
		270

Manufactured Housing Asset Backed Securities - 0.3%

Green Tree Financial Corp., 7.07%, 01/15/29 (f)	662	684
Mid-State Trust, 7.34%, 07/01/35 (f)	372	389
		1,073

Manufacturing - 0.5%

Applied Extrusion Technologies Inc., 12.00%, 03/15/12	1	1
Blount Inc., 8.875%, 08/01/12 (f)	75	79
Invensys Plc, 9.875%, 03/15/11 (e) (f)	100	99
Koppers Inc., 9.875%, 10/15/13 (f)	125	136
Park-Ohio Industries Inc., 8.375%, 11/15/14 (f)	100	88
Tyco International Group SA, 6.125%, 11/01/08 (f)	1,125	1,148
		1,551

Media - 2.2%

Block Communications Inc., 8.25%, 12/15/15 (e) (f)	150	149
Cablevision Systems Corp., 8.716%, 04/01/09 (f) (g)	175	177
CanWest Media Inc., 8.00%, 09/15/12 (f)	279	285
CBD Media Holdings LLC, 9.25%, 07/15/12 (f)	100	100
CCH I Holdings LLC
10.00%, 05/15/14 (e) (f)	272	154
(Step-Up Bond), 12.125%, 01/15/15 (d) (e)	75	35
CCH I LLC, 11.00%, 10/01/15 (e) (f)	467	392
Charter Communications Operating LLC,
8.375%, 04/30/14 (e) (f)	450	448
Comcast Cable Communications Holdings Inc.
8.375%, 03/15/13 (f)	975	1,129
CSC Holdings Inc.
8.125%, 08/15/09 (f)	50	51
7.00%, 04/15/12 (e) (f)	250	236
Dex Media Inc., (Step-Up Bond), 9.00%, 11/15/13 (d) (l)	275	219
Dex Media West LLC, 9.875%, 08/15/13 (f)	196	218
DirecTV Holdings LLC
8.375%, 03/15/13 (f)	130	140
6.375%, 06/15/15 (f)	300	293
Echostar DBS Corp., 6.625%, 10/01/14 (f)	575	551
Emmis Communications Corp., 10.37%, 06/15/12 (f) (g)	100	100
Houghton Mifflin Co., (Step-Up Bond), 11.50%, 10/15/13 (d)		125	98
Lodgenet Entertainment Corp., 9.50%, 06/15/13 (f)	300	326
Mediacom Broadband LLC
11.00%, 07/15/13 (f)	135	145
8.50%, 10/15/15 (e) (l)	100	93
Mediacom LLC, 9.50%, 01/15/13 (f)	25	24
News America Inc., 5.30%, 12/15/14 (l)	400	397

Nexstar Finance Holdings LLC Inc.,
(Step-Up Bond), 11.375%, 04/01/13 (d)	75	57
Radio One Inc., 8.875%, 07/01/11 (f)	150	158
Sinclair Broadcast Group Inc.
8.75%, 12/15/11 (f)	75	79
8.00%, 03/15/12 (f)	200	206
Time Warner Inc., 7.625%, 04/15/31 (f)	725	807
Videotron Ltd., 6.375%, 12/15/15 (e) (f)	125	124
Yell Finance BV, 10.75%, 08/01/11 (f)	50	54
Young Broadcasting Inc., 8.75%, 01/15/14 (l)	150	132
		7,377

Metal Fabrication & Hardware - 0.1%

Mueller Group Inc., 10.00%, 05/01/12 (f)	150	159
Mueller Holdings Inc.,
(Step-Up Bond), 14.75%, 04/15/14 (d)	50	38
Novelis Inc., 7.50%, 02/15/15 (e) (l)	300	280
		477

Mining - 0.1%

Massey Energy Co.
6.625%, 11/15/10 (f)	125	127
6.875%, 12/15/13 (e) (f)	50	50
		177

Office & Business Equipment - 0.2%

Abitibi-Consolidated Co., 8.375%, 04/01/15 (l)	300	287
IKON Office Solutions Inc., 7.75%, 09/15/15 (e) (l)	100	98
Xerox Capital Trust I, 8.00%, 02/01/27 (f)	250	258
		643

Office Furnishings - 0.1%

Interface Inc.
7.30%, 04/01/08 (f)	125	126
9.50%, 02/01/14 (f)	50	50
Tempur-Pedic Inc. and Tempur Production USA Inc.,
10.25%, 08/15/10 (e) (f)	130	141
		317

Oil & Gas - 1.5%

Burlington Resources Finance Co., 5.60%, 12/01/06 (f)	260	261
Chaparral Energy Inc., 8.50%, 12/01/15 (e) (f)	225	233
Chesapeake Energy Corp.
6.625%, 01/15/16 (f)	275	278
6.875%, 11/15/20 (e) (f)	275	278
Devon Financing Corp. ULC, 6.875%, 09/30/11 (f)	1,050	1,149
Exco Resources Inc., 7.25%, 01/15/11 (f) (j)	250	254
Forest Oil Corp., 8.00%, 12/15/11 (f)	250	273
Magnum Hunter Resources Inc., 9.60%, 03/15/12 (f) (j)	195	212
Pogo Producing Co., 6.875%, 10/01/17 (e) (f)	125	122
Stone Energy Corp., 8.25%, 12/15/11 (l)	175	181
Swift Energy Co.
7.625%, 07/15/11 (f)	200	204
9.375% , 05/01/12 (f)	50	54
Valero Energy Corp., 4.75%, 06/15/13 (f)	1,085	1,053
Vintage Petroleum Inc., 7.875%, 05/15/11 (l)	175	183

Whiting Petroleum Corp.
7.25%, 05/01/13 (f)	126	128
7.00%, 02/01/14 (e) (f)	150	150
		5,013

Oil & Gas Services - 0.1%

Dresser-Rand Group Inc., 7.625%, 11/01/14 (e) (f)	213	219
Hanover Compressor Co., 9.63%, 03/31/07 (f) (k)	175	157
		376

Other Asset Backed Securities - 1.4%

Amortizing Residential Collateral Trust,
5.58%, 08/25/32 (f) (g)	660	663
Countrywide Asset-Backed Certificates
5.629%, 06/25/34 (f) (g)	640	649
5.50%, 10/25/35 (e)	88	88
Merit Securities Corp., 5.88%, 09/28/32 (e) (f) (g)	946	923
Merrill Lynch Mortgage Investors Inc.,
5.00%, 09/25/35 (e) (f)	312	309
Sail Net Interest Margin Notes
7.75%, 04/27/33 (e)	8	8
5.50%, 03/27/34 (e)	107	107
5.00%, 04/27/34 (e)	58	58
5.00%, 12/27/34 (e)	150	149
4.75%, 01/27/35 (e) (g)	136	136
7.50%, 01/27/35 (e) (g)	144	141
Structured Asset Mortgage Investments Inc.,
5.559%, 08/25/35 (f)	1,489	1,517
		4,748

Packaging & Containers - 0.5%

Berry Plastics Corp., 10.75%, 07/15/12 (f)	225	242
Graphic Packaging International Corp., 9.50%, 08/15/13 (l)	200	191
Jefferson Smurfit Corp., 8.25%, 10/01/12 (f)	488	468
Owens Brockway Glass Container Inc., 8.25%, 05/15/13 (f)	375	387
Plastipak Holdings Inc., 8.50%, 12/15/15 (e) (l)	150	152
Pliant Corp., 11.125%, 09/01/09 (l)	45	40
Radnor Holdings Corp., 11.00%, 03/15/10 (f)	125	101
Tekni-Plex Inc., 9.75%, 11/15/13 (e) (l)	150	132
		1,713

Pharmaceuticals - 0.6%

Omnicare Inc., 6.875%, 12/15/15 (f)	125	127
Valeant Pharmaceuticals International, 7.00%, 12/15/11 (f)	275	270
Warner Chilcott Corp., 8.75%, 02/01/15 (e) (f)	175	161
Wyeth, 5.50%, 03/15/13 (f)	1,400	1,419
		1,977

Pipelines - 0.6%

Atlas Pipeline Partners LP, 8.125%, 12/15/15 (e) (f)	125	126
Dynegy Holdings Inc.
9.875%, 07/15/10 (e) (f)	100	110
7.625%, 10/15/26 (f)	450	401
El Paso Corp.
7.875%, 06/15/12 (l)	100	103

7.80%, 08/01/31 (f)	75	75
7.75%, 01/15/32 (l)	425	426
Targa Resources Inc., 8.50%, 11/01/13 (e) (f)	175	179
Williams Cos. Inc.
7.125%, 09/01/11 (f) (j)	50	52
7.625%, 07/15/19 (f)	75	80
7.875%, 09/01/21 (f)	100	108
8.75%, 03/15/32 (f)	250	290
		1,950

Real Estate - 0.1%

ERP Operating LP, 5.25%, 09/15/14 (f)	300	299

Real Estate Investment Trusts - 0.7%

Boston Properties LP, 6.25%, 01/15/13 (f)	700	734
Host Marriott LP
9.50%, 01/15/07 (f)	75	78
7.125%, 11/01/13 (l)	50	52
6.375%, 03/15/15 (f)	250	249
iStar Financial Inc., 5.15%, 03/01/12 (f)	1,025	993
MeriStar Hospitality Corp., 9.125%, 01/15/11 (l)	125	136
MeriStar Hospitality Operating Partnership LP,
10.50%, 06/15/09 (l)	100	105
		2,347

Retail - 0.8%

CSK Auto Inc., 7.00%, 01/15/14 (f) (j)	225	204
Doane Pet Care Co.
10.75%, 03/01/10 (f)	25	27
10.625%, 11/15/15 (e) (f)	100	104
Finlay Fine Jewelry Corp., 8.375%, 06/01/12 (j) (l)	100	90
Friendly Ice Cream Corp., 8.375%, 06/15/12 (l)	100	89
Home Interiors & Gifts Inc., 10.125%, 06/01/08 (f)	200	140
Jafra Cosmetics International Inc., 10.75%, 05/15/11 (f)	131	143
Jean Coutu Group Inc., 8.50%, 08/01/14 (l)	100	92
Limited Brands, 6.95%, 03/01/33 (f)	875	886
Neiman-Marcus Group Inc., 10.375%, 10/15/15 (e) (l)	100	102
Petco Animal Supplies Inc., 10.75%, 11/01/11 (f)	150	162
Rite Aid Corp.
6.125%, 12/15/08 (e) (l)	75	71
8.125%, 05/01/10 (f)	25	25
7.50%, 01/15/15 (f) (j)	150	142
Sbarro Inc., 11.00%, 09/15/09 (l)	175	174
VICORP Restaurants Inc., 10.50%, 04/15/11 (l)	125	116
		2,567

Savings & Loans - 0.1%

Independence Community Bank Corp., 3.50%, 06/20/13 (f)	475	457

Semiconductors - 0.1%

Amkor Technology Inc.
9.25%, 02/15/08 (f) (j)	25	24
7.125%, 03/15/11 (l)	350	308
7.75%, 05/15/13 (f)	60	52

384

Telecommunications - 1.3%

Centennial Communications Corp., 10.00%, 01/01/13 (e) (f)	125	126
Insight Midwest LP, 10.50%, 11/01/10 (f)	200	210
Intelsat Bermuda Ltd., 8.70%, 01/15/12 (e) (f) (g)	75	76
MCI Inc., 8.735%, 05/01/14 (f)	270	299
PanAmSat Corp., 9.00%, 08/15/14 (e) (f)	65	68
Qwest Communications International Inc.
7.50%, 02/15/14 (e) (f)	255	262
7.50%, 02/15/14 (l)	80	82
Qwest Corp.
8.875%, 03/15/12 (f)	125	141
7.50%, 06/15/23 (f)	55	55
6.875%, 09/15/33 (f)	495	465
Sprint Capital Corp., 8.375%, 03/15/12 (f)	650	753
Verizon Florida Inc., 6.125%, 01/15/13 (f)	1,620	1,636
Zeus Special Sub,
(Step-Up Bond), 9.25%, 02/01/15 (d) (e)	100	66
		4,239

Telecommunications Equipment - 0.2%

Lucent Technologies Inc., 6.45%, 03/15/29 (f)	625	536

Transportation - 0.3%

Hertz Corp., 8.875%, 01/01/14 (e) (l)	75	76
Holt Group Inc., 9.75%, 01/15/06 (i) (p)	200	-
OMI Corp., 7.625%, 12/01/13 (f)	175	177
Union Pacific Corp., 3.625%, 06/01/10 (f)	925	873
		1,126

Water - 0.2%

United Utilities Plc, 4.55%, 06/19/18 (f)	700	638

Wireless Telecommunications - 0.8%

American Tower Corp., 7.50%, 05/01/12 (f)	125	131
American Tower Escrow Corp., 9.15%, 08/01/08 (f) (k)	145	113
Centennial Cellular Operating Co., 10.125%, 06/15/13 (f)	200	218
Cingular Wireless Services Inc., 8.75%, 03/01/31 (f)	800	1,060
Nextel Communications Inc.
6.875%, 10/31/13 (f)	100	104
7.375%, 08/01/15 (f)	650	686
SBA Telecommunications Inc.,
(Step-Up Bond), 9.75%, 12/15/11 (d)	163	151
US Unwired Inc., 10.00%, 06/15/12 (f)	175	197
		2,660

Total Corporate Bonds (cost $105,017)	103,357

Government Securities - 62.4%

Commercial Mortgage Backed Securities - 0.1%

First Union National Bank Commercial Mortgage,
0.526%, 05/17/32	11,216	302

Sovereign - 5.6%

Gaz Capital for Gazprom, 8.625%, 04/28/34 (f)	575	727
Province of Quebec Canada, 4.60%, 05/26/15 (f)	1,475	1,439
Region of Lombardy Italy, 5.80%, 10/25/32	750	809
Republic of Argentina
5.83%, 12/31/33 (f)	706	273
8.28%, 12/31/33	269	224
5.83%, 12/15/35 (f) (g)	2,003	31
5.83%, 12/15/35 (f) (g)	750	39
Republic of Brazil
5.25%, 04/15/12 (g)	856	846
8.00%, 01/15/18	1,604	1,731
8.75%, 02/04/25	1,025	1,133
8.25%, 01/20/34	150	159
Republic of Bulgaria, 8.25%, 01/15/15	125	151
Republic of Columbia
10.00%, 01/23/12	150	179
10.75%, 01/15/13	275	341
8.125%, 05/21/24 (f)	375	405
Republic of Ecuador, (Step-Up Bond), 8.00%, 08/15/30 (d)	300	275
Republic of Panama
7.25%, 03/15/15 (f)	375	399
9.375%, 01/16/23 (f)	90	113
Republic of Peru
9.125%, 02/21/12 (f)	100	114
9.875%, 02/06/15 (f)	140	168
5.00%, 03/07/17 (f) (h)	196	183
(Step-Up Bond), 5.00%, 03/07/17 (d) (f)	185	177
8.75%, 11/21/33 (f)	75	84
Republic of Philippines
8.375%, 03/12/09	150	160
8.875%, 03/17/15 (f)	225	249
9.875%, 01/15/19	300	356
10.625%, 03/16/25	300	381
9.50%, 02/02/30 (f)	150	176
Republic of South Africa, 6.50%, 06/02/14 (f)	200	216
Republic of Turkey
9.00%, 06/30/11 (f)	400	456
11.50%, 01/23/12 (f)	100	127
7.375%, 02/05/25 (f)	225	232
11.875%, 01/15/30	300	461
Republic of Venezuela
10.75%, 09/19/13 (f)	500	615
9.375%, 01/13/34 (f)	275	326
Russian Federation, 11.00%, 07/24/18 (f)	850	1,258
Telecom Italia Capital SA, 5.25%, 10/01/15 (f)	1,175	1,141
Ukraine Government International Bond,
6.875%, 03/04/11 (f)	125	129
United Mexican States,
6.375%, 01/16/13 (f)	950	1,009
5.875%, 01/15/14	975	1,009

8.125%, 12/30/19	825	1,013
19,314

U.S. Government Agencies - 37.9%

Federal Home Loan Mortgage Corp.
6.00%, TBA (c)	2,000	2,020
5.00%, TBA (c)	11,500	11,134
Federal National Mortgage Association
4.00%, TBA (c)	8,000	7,640
4.50%, TBA (c)	7,000	6,592
5.00%, TBA (c)	39,625	38,394
5.50%, TBA (c)	54,500	53,980
6.00%, TBA (c)	3,000	3,028

6.50%, TBA (c)                                              5,0005,1286.00%, 04/01/18 (f)140144

10.40%, 04/25/19 (f)	5	5
6.50%, 02/01/26 (f)	10	11
7.50%, 08/01/29 (f)	22	23
8.00%, 08/01/29 (f)	2	2
7.50%, 09/01/29 (f)	30	32
7.50%, 03/01/30 (f)	8	8
8.00%, 04/01/30 (f)	18	19
7.50%, 05/01/30 (f)	4	5
7.50%, 06/01/30 (f)	9	10
7.50%, 06/01/30 (f)	4	5
7.50%, 07/01/30 (f)	6	6
7.50%, 07/01/30 (f)	1	1
8.00%, 07/01/30 (f)	27	29
8.00%, 08/01/30 (f)	8	9
7.50%, 09/01/30 (f)	2	2
8.00%, 10/01/30 (f)	126	135
7.50%, 11/01/30 (f)	8	8
7.50%, 12/01/30 (f)	7	7
7.50%, 01/01/31 (f)	8	8
8.00%, 01/01/31 (f)	48	51
8.00%, 01/01/31 (f)	32	34
7.50%, 02/01/31 (f)	19	19
7.50%, 02/01/31 (f)	33	34
8.00%, 02/01/31 (f)	6	7
7.50%, 03/01/31 (f)	9	9
6.00%, 07/01/32 (f)	23	24
7.00%, 07/01/32 (f)	38	40
6.00%, 09/01/32 (f)	149	151
7.50%, 09/01/32 (f)	25	26
		128,780

U.S. Treasury Securities - 18.6%

U.S. Treasury Bond
6.125%, 11/15/27 (l)	100	121
5.50%, 08/15/28 (l)	70	79
5.25%, 11/15/28 (l)	1,500	1,636
5.25%, 02/15/29 (l)	500	546
6.125%, 08/15/29 (l)	1,500	1,827

5.375%, 02/15/31 (l)	750	842
U.S. Treasury Note
3.625%, 01/15/10 (l)	3,350	3,258
4.00%, 03/15/10 (l)	2,125	2,095
4.00%, 04/15/10 (l)	18,000	17,738
4.125%, 08/15/10 (l)	4,000	3,961
5.00%, 02/15/11 (l)	5,900	6,077
4.25%, 11/15/14 (l)	1,660	1,641
4.125%, 05/15/15 (l)	10,000	9,781
4.25%, 08/15/15 (l)	14,000	13,818
		63,420

Total Government Securities (cost $212,821)	211,007

Short Term Investments - 68.1%

Com mercial Paper - 16.7%

Beethoven Funding Corp., 4.33%, 01/11/06 (f)	9,000	8,988
Belmont Funding LLC, 4.33%, 01/12/06 (f)	9,000	8,987
Berkeley Square Financial LLC, 4.33%, 01/11/06 (f)	8,875	8,863
DaimlerChrysler NA Holding Corp., 4.45%, 01/11/06 (f)	4,547	4,541
Ebury Finance LLC, 4.33%, 01/12/06 (f)	9,000	8,987
Four Winds Funding Corp., 4.38%, 01/12/06 (f)	4,500	4,493
Mica Funding LLC, 4.33%, 01/12/06 (f)	9,000	8,987
Polonius Inc., 4.32%, 01/11/06 (f)	3,147	3,143
		56,989

Money Market Funds - 0.0%

Dreyfus Cash Management Plus Fund, 4.09% (a)	1	1

Repurchase Agreement - 26.0%

Repurchase Agreement with Bank of America Securities, 4.24%,
(Collateralized by $88,320 Federal Home Loan Bank, 4.625%,
due 05/18/07, market value $88,468) acquired on 12/30/05,
due 01/03/06 at $88,056	88,015	88,015

Securities Lending Collateral - 25.4%

Mellon GSL Delaware Business Trust Collateral Fund	86,067	86,067

Total Short Term Investments (cost $231,079)	231,072

Total Investments - 161.8% (cost $550,361)	548,618
Other Assets and Liabilities, Net - (61.8%)	(209,504)
Total Net Assets - 100%	$339,114

JNL/Salomon Brothers U.S. Government & Quality Bond Fund

Percentage of Total
Industry Sector	Investments (o)
Government	46.1%
Mortgage Securities	39.3%
Financial	10.3%

Money Market Investment	4.1%
Asset Backed Securities	0.2%
100.0%

Corporate Bonds - 2.9%

Commercial Mortgage Backed Securities - 2.6%

Commercial Mortgage Pass Through Certificates,
5.45%, 07/16/34 (e) (f)	$5,434	$5,497

Manufactured Housing Asset Backed Securities - 0.3%

Green Tree Financial Corp., 7.07%, 01/15/29	620	641

Total Corporate Bonds (cost $6,225)	6,138

Government Securities - 113.7%

U.S. Government Agencies - 65.0%

Federal Farm Credit Bank, 3.62%, 01/10/06 (f)                                 30,00029,970Federal Home Loan Mortgage Corp.

4.50%, TBA (c)	1,000	973
5.00%, TBA (c)	24,500	23,720
6.00%, TBA (c)	3,000	3,030
4.164%, 01/12/06	15,000	14,979
5.80%, 09/02/08 (l)	3,500	3,588
7.00%, 07/01/11	3	3
6.50%, 08/01/13	30	31
8.25%, 04/01/17	2	3
8.00%, 07/01/20	63	67
5.50%, 01/15/23	6,708	260
6.00%, 11/01/28	606	614
7.00%, 04/01/29	145	151
7.00%, 10/01/31	7	7
7.00%, 11/01/31	7	8
7.00%, 02/01/32	169	176
7.00%, 03/01/32	165	172

7.00%, 04/01/32                                             1321384.50%, 04/15/32183166

7.00%, 06/01/32	24	25
7.00%, 08/01/32	11	11
5.00%, 08/01/33	2,017	1,960
Federal National Mortgage Association
5.00%, TBA (c)	17,000	16,472
5.50%, TBA (c)	25,000	24,809
6.00%, TBA (c)	3,000	3,028

6.50%, TBA (c)                                              8,0008,2055.83%, 02/17/09 (g)2,0001,947

12.50%, 09/20/15	2	2
12.00%, 01/01/16	80	88
12.00%, 01/15/16	2	2
12.50%, 01/15/16	38	42
5.00%, 02/01/19	1,140	1,128
11.50%, 09/01/19	-	-

10.50%, 08/01/20	9	10
6.50%, 03/01/26	10	11
7.00%, 05/01/26	17	17
7.00%, 11/01/28	19	20
7.00%, 12/01/28	11	12
7.00%, 03/01/29	51	53
8.00%, 07/01/29	1	1
8.00%, 11/01/29	19	20
8.00%, 12/01/29	39	41
7.00%, 01/01/30	35	37
8.00%, 01/01/30	53	57
8.00%, 02/01/30	10	10
8.00%, 05/01/30	3	4
6.527%, 05/25/30	1,068	1,102
8.00%, 09/01/30	3	3
8.00%, 10/01/30	53	57
8.00%, 01/01/31	120	128
7.50%, 02/01/31	99	103

8.00%, 02/01/31                                             49528.00%, 03/01/313740

8.00%, 04/01/31	3	3
6.00%, 01/01/33	1,939	1,961
Government National Mortgage Association,
13.50%, 07/15/10	38	43
		139,560

U.S. Treasury Securities - 48.7%

U.S. Treasury Bond
6.625%, 02/15/27 (f)	2,350	2,981
6.375%, 08/15/27 (f)	1,000	1,239
5.25%, 02/15/29 (f)	2,000	2,182
6.125%, 08/15/29 (f)	1,250	1,523
5.375%, 02/15/31 (f)	17,000	19,096
U.S. Treasury Note
2.875%, 11/30/06 (l)	11,000	10,847
3.375%, 11/15/08 (f)	1,300	1,265
3.375%, 10/15/09 (l)	15,000	14,485
4.125%, 08/15/10 (l)	14,000	13,862
4.25%, 08/15/13 (l)	8,700	8,622
4.25%, 08/15/14 (l)	5,000	4,945
4.00%, 02/15/15 (l)	10,000	9,695
4.25%, 08/15/15 (l)	10,000	9,871
4.50%, 11/15/15 (f)	4,000	4,034
		104,647

Total Government Securities (cost $244,042)	244,207

Short Term Investments - 48.5%

Repurchase Agreement - 5.5%

Repurchase Agreement with Bank of America Securities, 4.24%,
(Collateralized by $12,115 Federal Home Loan Mortgage
Corporation, 4.625%, due 06/01/07, market value $11,954)

acquired on 12/30/05, due 01/03/06 at $11,921	11,915	11,915

Securities Lending Collateral - 29.0%

Mellon GSL Delaware Business Trust Collateral Fund	62,341	62,341

U.S. Treasury Bills - 14.0%

U.S. Treasury Bill, 3.60%, 01/12/06 (f) (m)	30,000	29,966
Total Short Term Investments (cost $104,222)		104,222

Total Investments - 165.1% (cost $354,489)	354,567
Other Assets and Liabilities, Net - (65.1%)	(139,856)
Total Net Assets - 100%	$214,711

JNL/Select Balanced Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	16.2%
Mortgage Securities	14.5%
Government	12.2%
Consumer, Non-cyclical	10.7%
Energy	9.8%
Industrial	7.9%
Communications	7.3%
Basic Materials	6.7%
Technology	4.2%
Consumer, Cyclical	4.2%
Utilities	3.5%
Asset Backed Securities	1.9%
Money Market Investment	0.9%
100.0%

Common Stocks - 63.8%

Aerospace & Defense - 1.4%

General Dynamics Corp.	33	$3,741
United Technologies Corp.	36	2,007
		5,748

Airlines - 0.5%

Southwest Airlines Co.	112	1,837

Auto Parts & Equipment - 0.5%

BorgWarner Inc.	31	1,873

Banks - 3.5%

Bank of America Corp.	148	6,826
PNC Financial Services Group Inc.	33	2,009
State Street Corp.	53	2,949
Synovus Financial Corp.	64	1,731
		13,515

Beverages - 0.8%

Coca-Cola Co.	79	3,168

Chemicals - 1.9%

E.I. du Pont de Nemours & Co. (l)	128	5,432
Rohm & Haas Co.	42	2,019
		7,451

Computers - 1.3%

International Business Machines Corp.	62	5,088

Cosmetics & Personal Care - 1.0%

Proctor & Gamble Co.	67	3,884

Data Processing - 0.5%

First Data Corp.	46	1,987

Diversified Financial Services - 4.8%

Citigroup Inc.	161	7,823
Freddie Mac	44	2,902
JPMorgan Chase & Co.	52	2,068
MBNA Corp.	87	2,368
Merrill Lynch & Co. Inc. (l)	53	3,596
		18,757

Diversified Machinery - 0.8%

Deere & Co.	46	3,113

Electric - 3.5%

Dominion Resources Inc.	33	2,540
Exelon Corp.	94	5,006
Pinnacle West Capital Corp.	54	2,233
PPL Corp.	70	2,055
Progress Energy Inc. (l)	51	2,218
		14,052

Entertainment - 0.3%

Warner Music Group Corp.	69	1,326

Environmental Control - 1.0%

Waste Management Inc.	131	3,967

Food - 0.7%

Hormel Foods Corp.	57	1,856
Tyson Foods Inc.	64	1,094
		2,950

Forest Products & Paper - 2.0%

International Paper Co.	71	2,396
Weyerhaeuser Co.	85	5,646
		8,042

Home Furnishings - 0.5%

Whirlpool Corp.	26	2,153

Household Products - 0.8%

Kimberly-Clark Corp.	55	3,293

Insurance - 3.8%

ACE Ltd.	69	3,661
American International Group Inc.	55	3,739
Hartford Financial Services Group Inc.	42	3,625
Marsh & McLennan Cos. Inc.	51	1,623
MBIA Inc. (l)	31	1,835
Swiss Reinsurance - ADR	9	650
		15,133

Lodging - 0.2%

Harrah’s Entertainment Inc.	9	656

Machinery - 0.3%

Caterpillar Inc.	22	1,271

Manufacturing - 2.6%

General Electric Corp.	194	6,796
Parker Hannifin Corp.	53	3,469
		10,265

Media - 2.4%

Comcast Corp. - Class A (b) (l)	113	2,941
New York Times Co. - Class A (l)	65	1,714
Time Warner Inc.	179	3,120
Viacom Inc. - Class B (b)	51	1,646
		9,421

Mining - 2.6%

Alcoa Inc.	153	4,524
Cameco Corp. (l)	42	2,662
Rio Tinto Plc - ADR	18	3,217
		10,403

Office & Business Equipment - 1.1%

Pitney Bowes Inc.	45	1,918
Xerox Corp. (b)	169	2,479
		4,397

Office Furnishings - 0.5%

Avery Dennison Corp.	34	1,857

Oil & Gas - 9.1%

BP Plc - ADR	73	4,656
Burlington Resources Inc.	27	2,293
Chevron Corp.	119	6,778
ConocoPhillips	34	1,984
Encana Corp.	82	3,695
Exxon Mobil Corp.	190	10,672
Total SA - ADR (l)	48	6,017
		36,095

Oil & Gas Services - 0.6%

Schlumberger Ltd.	24	2,283

Pharmaceuticals - 5.1%

Abbott Laboratories	127	5,023

Bristol-Myers Squibb Co.	137	3,144
Eli Lilly & Co.	90	5,099
Schering-Plough Corp.	200	4,160
Wyeth	61	2,819
		20,245

Retail - 2.0%

Family Dollar Stores Inc. (l)	73	1,802
Limited Brands	56	1,254
McDonald’s Corp.	110	3,713
Wal-Mart Stores Inc.	26	1,212
		7,981

Semiconductors - 0.1%

Texas Instruments Inc.	16	500

Software - 1.1%

Microsoft Corp.	170	4,456

Telecommunications - 2.6%

AT&T Inc.	214	5,241
Sprint Nextel Corp.	116	2,703
Verizon Communications Inc.	73	2,193
		10,137

Tobacco - 1.3%

Altria Group Inc.	67	5,006

Transportation - 1.8%

CSX Corp.	64	3,239
Union Pacific Corp.	49	3,929
		7,168

Wireless Telecommunications - 0.8%

Motorola Inc.	147	3,328

Total Common Stocks (cost $224,802)	252,806

Corporate Bonds - 11.1%

Aerospace & Defense - 0.0%

Raytheon Co., 6.75%, 08/15/07	146	150

Auto Manufacturers - 0.1%

DaimlerChrysler NA Holding Corp., 4.75%, 01/15/08	500	495

Automobile Asset Backed Securities - 0.7%

AmeriCredit Automobile Receivables Trust
4.46%, 04/12/09	331	331
3.10%, 11/06/09	411	407
BMW Vehicle Owner Trust, 3.52%, 10/25/10	1,000	978
Harley-Davidson Motorcycle Trust
1.89%, 02/15/11	339	327
2.00%, 11/15/11	224	216
WFS Financial Owner Trust, 2.73%, 05/20/11	351	344
World Omni Auto Receivables Trust, 2.20%, 01/15/08	247	245

2,848

Banks - 0.9%

Bank of America Corp., 7.40%, 01/15/11	750	826
BB&T Corp., 4.90%, 06/30/17	190	184
HSBC Bank USA NA, 5.875%, 11/01/34 (j)	250	252
HSBC Holdings Plc, 7.35%, 11/27/32	500	604
US Bank NA, 4.95%, 10/30/14	450	445
Wachovia Corp.
3.625%, 02/17/09	750	723
5.25%, 08/01/14	500	501
		3,535

Beverages - 0.2%

Diageo Capital Plc, 3.50%, 11/19/07	1,000	974

Commercial Mortgage Backed Securities - 2.0%

Banc of America Commercial Mortgage Inc.
5.68%, 06/11/35	391	395
5.12%, 07/11/43	750	751
Bank of America-First Union NB Commercial Mortgage,
5.46%, 04/11/37 (g)	500	509
Commercial Mortgage Acceptance Corp.,
7.62%, 06/15/31 (g)	500	539
CS First Boston Mortgage Securities Corp.,
6.13%, 04/15/37	500	525
GE Capital Commercial Mortgage Corp.,
6.03%, 08/11/33 (g)	811	823
JPMorgan Commercial Mortgage Finance Corp.
6.61%, 01/15/30	786	804
6.51%, 10/15/35 (g)	965	995
Midland Realty Acceptance Corp., 7.64%, 01/25/29	500	510
Morgan Stanley Dean Witter Capital I, 5.98%, 01/15/39	560	585
PNC Mortgage Acceptance Corp., 6.36%, 03/12/34	1,000	1,055
		7,491

Commercial Services - 0.3%

Aramark Services Inc., 7.00%, 07/15/06	1,000	1,009

Computers - 0.1%

Hewlett-Packard Co., 5.50%, 07/01/07	500	504

Cosmetics & Personal Care - 0.1%

Procter & Gamble Co., 5.80%, 08/15/34 (l)	500	530

Credit Card Asset Backed Security - 1.1%

Bank One Issuance Trust, 4.77%, 02/16/16	500	485
Capital One Multi-Asset Execution Trust
3.40%, 11/16/09	480	472
4.50%, 06/15/11	500	495
Discover Card Master Trust I, 3.45%, 04/16/09	1,000	987
MBNA Credit Card Master Note Trust, 6.55%, 12/15/08	500	505
MBNA Master Credit Card Trust USA, 6.65%, 08/15/11 (e)	500	521

Standard Credit Card Master Trust, 7.50%, 04/07/08	1,000	1,007
4,472

Diversified Financial Services - 1.7%

Boeing Capital Corp., 6.50%, 02/15/12 (l)	500	540
CIT Group Inc., 7.375%, 04/02/07	500	515
Citigroup Inc.
3.50%, 02/01/08	250	243
6.00%, 02/21/12	500	525
Credit Suisse First Boston USA Inc., 4.875%, 01/15/15	345	336
General Electric Capital Corp.
5.875%, 02/15/12 (l)	1,000	1,043
6.75%, 03/15/32	500	587
HSBC Finance Corp., 6.375%, 11/27/12	500	531
John Deere Capital Corp., 4.875%, 10/15/10 (j)	380	378
JPMorgan Chase & Co.
6.625%, 03/15/12	500	539
5.125%, 09/15/14	500	495
Morgan Stanley, 5.80%, 04/01/07	500	505
		6,237

Forest Products & Paper - 0.1%

Weyerhaeuser Co., 7.125%, 07/15/23	350	370

Holding Companies - Diversified - 0.2%

Berkshire Hathaway Finance Corp., 4.85%, 01/15/15	670	658

Home Equity Asset Backed Securities - 0.0%

Centex Home Equity, 4.72%, 10/25/31 (g)	115	113

Insurance - 1.7%

Ace Capital Trust II, 9.70%, 04/01/30	525	731
Ace INA Holdings Inc., 5.875%, 06/15/14	600	621
Allstate Corp., 5.00%, 08/15/14 (j)	500	495
AMBAC Financial Group Inc., 5.95%, 12/05/35	495	507
ASIF Global Financing, 4.90%, 01/17/13 (e)	500	497
AXA SA, 8.60%, 12/15/30	775	1,036
Everest Reinsurance Holdings Inc., 5.40%, 10/15/14 (j)	215	212
Hartford Life Inc., 7.375%, 03/01/31	700	856
Liberty Mutual Insurance Co., 7.875%, 10/15/26 (e)	475	546
Marsh & McLennan Cos. Inc., 5.375%, 07/15/14 (j)	675	664
Metlife Inc., 6.50%, 12/15/32	350	387
Willis North America Inc., 5.625%, 07/15/15	105	105
		6,657

Media - 0.5%

Comcast Corp.
5.85%, 01/15/10	200	204
5.65%, 06/15/35	600	552
COX Communications Inc., 5.45%, 12/15/14	500	488
News America Inc., 6.40%, 12/15/35 (e)	490	494
Walt Disney Co., 5.375%, 06/01/07	400	403
		2,141

Mining - 0.1%

Nacional del Cobre de Chile Corp., 5.50%, 10/15/13 (e)	500	511

Oil & Gas - 0.2%

Valero Energy Corp., 6.875%, 04/15/12	675	736

Other Asset Backed Securities - 0.2%

Wells Fargo Mortgage Backed Securities Trust
4.56%, 03/25/35 (g)	357	350
4.53%, 04/25/35 (g)	394	386
		736

Retail - 0.1%

Target Corp., 5.375%, 06/15/09	500	507

Telecommunications - 0.5%

Deutsche Telekom International Finance BV,
8.25%, 06/15/30	275	350
Sprint Capital Corp.
6.125%, 11/15/08	125	129
8.375%, 03/15/12	450	522
Verizon Global Funding Corp.
6.125%, 06/15/07 (l)	500	508
7.75%, 12/01/30	500	594
		2,103

Wireless Telecommunications - 0.3%

Cingular Wireless Services Inc., 7.875%, 03/01/11	750	842
Vodafone Group Plc, 5.375%, 01/30/15	500	501
		1,343

Total Corporate Bonds (cost $44,699)	44,120

Government Securities - 24.8%

Sovereign - 1.3%

Financing Corp.
3.67%, 12/06/13 (f) (k)	275	188
3.66%, 12/27/13 (f) (k)	220	150
Resolution Funding Corp. Strip, 3.88%, 04/15/14 (k)	2,550	1,749
Telecom Italia Capital SA, 5.25%, 10/01/15	675	656
Tennessee Valley Authority, 4.375%, 06/15/15 (f)	2,400	2,326
		5,069

U.S. Government Agencies - 12.6%

Federal Home Loan Mortgage Corp.

5.50%, TBA (c)                                              2,8502,8235.50%, 10/01/16406409

6.00%, 04/01/17	288	294
6.50%, 11/01/17	123	127
5.00%, 01/01/18	133	132
5.50%, 01/01/18	2	2
4.50%, 05/01/18	196	192
5.00%, 05/01/18	296	293
4.50%, 09/01/18	224	218

4.50%, 11/01/18                                             4634515.50%, 01/01/19557561

4.50%, 03/01/19	1,411	1,375
5.50%, 08/01/19	567	571
7.00%, 11/01/30	244	254
7.00%, 02/01/31	64	66
7.00%, 06/01/31	81	85
7.00%, 10/01/32	221	230
5.50%, 03/01/33	1,235	1,227
4.50%, 06/01/33	211	199
5.50%, 06/01/33	251	250
5.00%, 08/01/33	1,268	1,232
6.50%, 09/01/33	136	139
5.00%, 05/01/34	1,303	1,264
5.50%, 05/01/34	160	159
5.00%, 09/01/34	500	485
Federal National Mortgage Association
5.00%, 10/01/17	320	317
5.00%, 11/01/17	144	142
6.00%, 01/01/18	79	80
5.00%, 02/01/18	627	620
5.00%, 04/01/18	170	169
4.50%, 07/01/18	1,428	1,393
5.50%, 11/01/18	183	184
5.00%, 12/01/18	919	909
5.00%, 09/01/20	2,087	2,065
5.00%, 11/01/20	989	978
6.50%, 08/01/28	37	38
6.50%, 11/01/28	77	79
6.50%, 12/01/28	47	48
6.00%, 03/01/29	347	351
7.50%, 09/01/29	90	95

6.50%, 09/01/32                                             6596776.50%, 10/01/32124128

6.00%, 05/01/33	63	64
5.00%, 09/01/33	941	916
7.00%, 10/01/33	615	642
4.50%, 11/01/33	241	227

5.50%, 11/01/33                                             1,9311,9124.50%, 12/01/33436411

5.50%, 12/01/33                                             2,2082,1896.00%, 12/01/33171173

5.50%, 03/01/34	568	563
5.50%, 04/01/34	1,643	1,627
5.50%, 05/01/34	194	192
6.00%, 06/01/34	386	390
6.50%, 10/01/34	727	745
5.50%, 02/01/35	211	209
6.00%, 02/01/35	897	905
5.50%, 03/01/35	212	210
6.50%, 03/01/35	150	153

5.00%, 04/01/35	427	414
5.50%, 05/01/35	109	108
6.00%, 05/01/35	51	52

5.00%, 06/01/35                                             1,3881,3455.50%, 06/01/35776769

5.00%, 07/01/35	439	426
5.50%, 07/01/35	777	770
6.00%, 07/01/35	923	932

5.00%, 08/01/35                                             3,5283,4184.50%, 09/01/351,5001,413

5.00%, 09/01/35                                             5975795.00%, 10/01/35450436

5.50%, 10/01/35                                             3,3583,3256.00%, 10/01/35100101

6.50%, 12/01/35	315	323

Government National Mortgage Association
6.50%, 04/15/26	103	108
7.00%, 06/15/28	87	92
7.00%, 07/15/29	42	44
5.50%, 11/15/32	271	273
6.00%, 02/15/33	291	299
6.00%, 03/15/33	90	92
5.50%, 05/15/33	232	233
5.50%, 05/20/33	320	322
5.00%, 06/20/33	157	155
5.00%, 10/15/33	372	368
6.00%, 10/20/33	330	336
6.00%, 04/15/34	158	161
6.00%, 01/15/35	105	106
7.50%, 09/16/35	53	55
		49,894

U.S. Treasury Securities - 11.0%

U.S. Treasury Bond, 6.25%, 08/15/23 (l)	7,875	9,404
U.S. Treasury Note
1.50%, 03/31/06 (l)	4,650	4,621
2.375%, 08/15/06 (l)	4,117	4,066
3.50%, 12/15/09 (l)	6,375	6,177
3.50%, 02/15/10 (l)	3,250	3,144
4.25%, 10/15/10 (l)	3,525	3,507
4.375%, 12/15/10 (l)	8,875	8,882
4.125%, 05/15/15 (l)	3,775	3,691
		43,492

Total Government Securities (cost $99,042)	98,455

Municipals - 0.2%

Oregon School Boards Association, 4.759%, 06/30/28 (f)	420	398
State of Illinois, 5.10%, 06/01/33 (f)	375	370

Total Municipals (cost $791)	768

Short Term Investments - 18.7%

Money Market Funds - 0.9%

JNL Money Market Fund, 4.13% (a) (n)	3,464	3,464

Securities Lending Collateral - 17.8%

Mellon GSL Delaware Business Trust Collateral Fund	70,812	70,812

Total Short Term Investments (cost $74,276)	74,276

Total Investments - 118.6% (cost $443,610)	470,425
Other Assets and Liabilities, Net - (18.6%)	(73,877)
Total Net Assets - 100%	$396,548

JNL/Select Global Growth Fund

Percentage of Total
Industry Sector	Investments (o)
Communications	22.9%
Financial	21.8%
Consumer, Non-cyclical	17.9%
Consumer, Cyclical	13.3%
Basic Materials	8.7%
Technology	6.8%
Energy	3.5%
Industrial	3.1%
Diversified	1.6%
Money Market Investment	0.4%
100.0%

Common Stocks - 99.7%

Advertising - 0.5%

Dentsu Inc.	-	$951

Aerospace & Defense - 0.8%

Boeing Co.	22	1,566

Agriculture - 1.0%

Monsanto Co.	26	1,977

Airlines - 0.7%

Ryanair Holdings Plc - ADR (b) (l)	24	1,361

Apparel - 1.5%

Adidas-Salomon AG	15	2,779

Auto Manufacturers - 1.7%

Hyundai Motor Co. Ltd. (b)	15	1,488
Toyota Motor Corp.	31	1,603
		3,091

Banks - 13.4%

Commerzbank AG	72	2,229
Credit Suisse Group	105	5,354
Hana Financial Group Inc.	35	1,615
KBC Groep NV	11	1,068
Mitsubishi UFJ Financial Group Inc.	-	2,564
Shinsei Bank Ltd.	240	1,388
Standard Chartered Plc	193	4,300
UBS AG	37	3,556
UniCredito Italiano SpA	469	3,231
		25,305

Biotechnology - 0.5%

Amgen Inc. (b)	12	970

Chemicals - 1.1%

JSR Corp.	78	2,042

Computers - 1.1%

Network Appliance Inc. (b)	77	2,076

Cosmetics & Personal Care - 2.5%

Proctor & Gamble Co.	80	4,625

Diversified Financial Services - 3.5%

E*Trade Financial Corp. (b)	45	928
Goldman Sachs Group Inc.	29	3,704
SLM Corp.	35	1,934
		6,566

E - Commerce - 0.3%

Monster Worldwide Inc. (b) (l)	15	625

Electrical Components & Equipment - 1.1%

Sharp Corp.	131	1,993

Entertainment - 4.0%

EMI Group Plc	890	3,715
Pixar (b)	34	1,771
Warner Music Group Corp.	109	2,091
		7,577

Food - 1.4%

Nestle SA	9	2,669

Healthcare Products - 1.3%

Medtronic Inc.	42	2,395

Healthcare Services - 1.4%

UnitedHealth Group Inc.	44	2,716

Holding Companies - Diversified - 1.6%

LVMH Louis Vuitton Moet Hennessy SA	34	3,036

Home Furnishings - 0.5%

Matsushita Electric Industrial Co. Ltd.	51	984

Household Products - 2.3%

Reckitt Benckiser Plc	131	4,329

Insurance - 4.9%

ACE Ltd.	50	2,677
Allianz AG	26	4,007
Muenchener Rueckversicherungs AG	19	2,591
		9,275

Internet - 5.1%

Google Inc. - Class A (b)	10	4,149
Softbank Corp.	40	1,685
Yahoo! Inc. (b)	95	3,702
		9,536

Lodging - 1.2%

Harrah’s Entertainment Inc.	12	863
Las Vegas Sands Corp. (b)	36	1,424
		2,287

Media - 2.7%

Grupo Televisa SA - ADR	36	2,930
Sirius Satellite Radio Inc. (b) (l)	332	2,221
		5,151

Mining - 6.6%

Anglo American Plc	60	2,059
Cameco Corp. (l)	38	2,377
Cia Vale do Rio Doce - ADR	46	1,876
Freeport-McMoRan Copper & Gold Inc. (l)	38	2,044
Inco Ltd. (b)	45	1,956
Rio Tinto Plc	42	1,914
Xstrata Plc	7	167
		12,393

Oil & Gas - 2.7%

Suncor Energy Inc.	35	2,182
Valero Energy Corp.	30	1,538
XTO Energy Inc.	32	1,424
		5,144

Oil & Gas Services - 0.8%

Schlumberger Ltd.	15	1,477

Pharmaceuticals - 7.6%

Cardinal Health Inc. (l)	56	3,878
Eisai Co. Ltd.	69	2,900
Merck KGaA	37	3,092
Roche Holding AG	13	1,989
Teva Pharmaceutical Industries Ltd. - ADR	59	2,524
		14,383

Retail - 4.7%

Abercrombie & Fitch Co. - Class A (l)	24	1,590
Best Buy Co. Inc.	33	1,424
Carphone Warehouse Group Plc	800	3,811

Seven & I Holdings Co. Ltd. (b)	47	1,996
8,821

Semiconductors - 2.5%

ASML Holding NV (b)	100	2,006
Samsung Electronics Co. Ltd.	4	2,681
		4,687

Software - 2.3%

Electronic Arts Inc. (b)	18	921
Microsoft Corp.	129	3,381
		4,302

Telecommunications - 2.7%

SES Global SA - ADR	158	2,772
Sprint Nextel Corp.	99	2,301
		5,073

Telecommunications Equipment - 2.7%

Corning Inc. (b)	262	5,141

Tobacco - 0.6%

Altria Group Inc.	16	1,166

Transportation - 1.2%

East Japan Railway Co.	-	1,025
Yamato Transport Co. Ltd.	76	1,260
		2,285

Wireless Telecommunications - 9.2%

America Movil SA de CV - Class L - ADR	96	2,818
American Tower Corp. (b) (l)	108	2,916
Motorola Inc.	129	2,905
Nokia Oyj	187	3,415
Qualcomm Inc.	51	2,197
Telefonaktiebolaget LM Ericsson - Class B	904	3,106
		17,357

Total Common Stocks (cost $167,496)	188,111

Short Term Investments - 8.5%

Money Market Funds - 0.4%

JNL Money Market Fund, 4.13% (a) (n)	827	827

Securities Lending Collateral - 8.1%

Mellon GSL Delaware Business Trust Collateral Fund	15,320	15,320

Total Short Term Investments (cost $16,147)	16,147

Total Investments - 108.2% (cost $183,643)	204,258
Other Assets and Liabilities, Net - (8.2%)	(15,543)
Total Net Assets - 100%	$188,715

JNL/Select Large Cap Growth Fund

Percentage of Total

Industry Sector	Investments (o)
Consumer, Non-cyclical	30.4%
Financial	20.4%
Technology	16.4%
Communications	14.5%
Industrial	9.9%
Consumer, Cyclical	3.3%
Energy	2.7%
Basic Materials	2.2%
Money Market Investment	0.2%
100.0%

Common Stocks - 99.5%

Aerospace & Defense - 5.8%

Boeing Co.	99	$6,987
General Dynamics Corp.	46	5,227
		12,214

Banks - 4.9%

Commerce Bancorp. Inc. (l)	153	5,267
UBS AG	57	5,388
		10,655

Biotechnology - 3.6%

Amgen Inc. (b)	72	5,648
Genzyme Corp. (b)	29	2,082
		7,730

Commercial Services - 1.2%

Moody’s Corp.	41	2,507

Computers - 7.4%

Apple Computer Inc. (b)	75	5,359
Network Appliance Inc. (b)	287	7,744
SanDisk Corp. (b)	45	2,821
		15,924

Cosmetics & Personal Care - 2.0%

Proctor & Gamble Co.	76	4,426

Diversified Financial Services - 14.4%

Chicago Mercantile Exchange Holdings Inc.	21	7,813
Countrywide Financial Corp.	281	9,620
Franklin Resources Inc.	68	6,430
Legg Mason Inc.	38	4,604
Nasdaq Stock Market Inc. (b)	77	2,715
		31,182

Entertainment - 0.5%

Pixar (b) (l)	22	1,162

Healthcare Products - 4.7%

Medtronic Inc.	176	10,131

Healthcare Services - 7.7%

Coventry Health Care Inc. (b)	50	2,864
UnitedHealth Group Inc.	151	9,375

WellPoint Inc. (b)	56	4,498
16,737

Insurance - 1.0%

Progressive Corp.	18	2,083

Internet - 7.9%

Google Inc. - Class A (b)	16	6,497
Yahoo! Inc. (b) (l)	271	10,633
		17,130

Lodging - 2.1%

Starwood Hotels & Resorts Worldwide Inc.	71	4,514

Manufacturing - 4.2%

Danaher Corp. (l)	99	5,540
General Electric Corp.	102	3,563
		9,103

Media - 1.9%

XM Satellite Radio Holdings Inc. - Class A (b) (l)	153	4,181

Mining - 2.1%

Cameco Corp. (l)	73	4,640

Oil & Gas - 1.8%

Petro-Canada	99	3,964

Oil & Gas Services - 0.8%

Halliburton Co.	29	1,822

Pharmaceuticals - 11.2%

AstraZeneca Plc - ADR	208	10,089
Gilead Sciences Inc. (b)	69	3,607
Sanofi-Aventis - ADR	126	5,536
Schering-Plough Corp.	235	4,896
		24,128

Retail - 1.2%

Abercrombie & Fitch Co. - Class A	40	2,636

Software - 8.5%

Adobe Systems Inc.	126	4,668
Electronic Arts Inc. (b)	157	8,196
Microsoft Corp.	207	5,400
		18,264

Wireless Telecommunications - 4.6%

America Movil SA de CV - Class L - ADR	77	2,247
Qualcomm Inc.	177	7,611
		9,858

Total Common Stocks (cost $190,341)	214,991

Short Term Investments - 13.2%

Money Market Funds - 0.2%

JNL Money Market Fund, 4.13% (a) (n)	392	392

Securities Lending Collateral - 13.0%

Mellon GSL Delaware Business Trust Collateral Fund	28,224	28,224

Total Short Term Investments (cost $28,616)	28,616

Total Investments - 112.7% (cost $218,957)	243,607
Other Assets and Liabilities, Net - (12.7%)	(27,460)
Total Net Assets - 100%	$216,147

JNL/Select Money Market Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	53.8%
Money Market Investment	18.5%
Consumer, Non-cyclical	14.3%
Mortgage Securities	6.5%
Consumer, Cyclical	3.5%
Industrial	1.9%
Government	1.5%
100.0%

Corporate Bonds - 6.6%

Banks - 1.5%

Bank of America Corp., 4.30%, 05/08/0$	4,000	$4,000

Diversified Financial Services - 1.2%

Citigroup Global Markets Holdings Inc.,
4.30%, 05/08/06 (l)	3,000	3,001

Other Asset Backed Securities - 3.9%

Holmes Financing Plc, 4.33%, 12/15/06	2,700	2,700
Lothian Mortgages Plc, 4.369%, 01/24/06 (e)	650	650
Mound Financing Plc, 4.379%, 11/08/06 (e)	2,769	2,769
Permanent Financing Plc
4.38%, 03/10/06 (g)	1,540	1,540
4.38%, 06/12/06 (g)	2,210	2,210
		9,869

Total Corporate Bonds (cost $16,870)	16,870

Government Securities - 2.8%

U.S. Government Agencies - 2.8%

Federal Home Loan Bank, 4.015%, 08/01/06 (l)	4,000	4,000
Federal National Mortgage Association, 3.25%, 07/31/06	3,200	3,188

Total Government Securities (cost $7,188)	7,188

Short Term Investments - 94.1%

Certificates of Deposit - 15.0%

American Express, 4.30%, 01/19/06	4,100	4,100
American Express Centurion Bank, 4.34%, 02/28/06 (g)	2,500	2,500
Barclays Bank Plc, 4.28%, 05/09/06	5,000	5,000
BNP Paribas, 4.02%, 01/06/06	4,100	4,100
Credit Suisse/New York NY, 4.54%, 10/17/06	3,500	3,500
HBOS Plc, 4.81%, 12/07/06	3,500	3,500
Svenska Handels, 4.81%, 12/27/06	4,000	4,000
Wells Fargo & Co., 4.31%, 02/07/06	6,000	6,000
Westdeutsche, 3.97%, 07/14/06	2,000	2,000
Wilmington Trust, 3.91%, 02/02/06	4,500	4,500
		39,200

Diversified Financial Services - 54.4%

Apreco Corp., 4.22%, 02/15/06	4,500	4,476
Atlantic Industries, 4.26%, 01/31/06	5,000	4,982
Bank of America Corp., 4.215%, 01/31/06	3,000	2,989
Cafco LLC, 4.21%, 01/10/06	4,700	4,695
Cargill, 4.27%, 01/19/06	5,000	4,989
CBA Finance, 4.28%, 01/18/06	4,680	4,671
Chariot Funding LLC, 4.17%, 01/05/06	5,000	4,998
Ciesco LLC, 4.36%, 02/17/06	4,700	4,673
Clipper Receivables, 4.31%, 01/24/06	5,000	4,986
Columbia University, 4.32%, 02/07/06	3,000	2,987
Edison Asset LLC, 4.60%, 02/21/06	4,500	4,472
Eureka Securities Plc, 4.18%, 01/12/06	4,500	4,494
General Electric Capital Corp., 4.36%, 02/28/06	6,000	5,958
GlaxoSmithKline Plc, 4.31%, 02/13/06	6,000	5,969
Goldman Sachs Group Inc., 4.27%, 02/23/06	4,500	4,472
Greyhawk Funding, 4.08%, 01/17/06	5,000	4,991
International Lease Finance Corp., 4.352%, 02/02/06	5,000	4,981
Mass Mutual Funding, 4.25%, 01/20/06	5,000	4,989
Morgan Stanley, 4.43%, 01/04/06	5,000	4,998
New York Life Capital, 4.13%, 01/10/06	6,000	5,994
Prefco, 4.29%, 01/13/06	4,500	4,494
Proctor & Gamble Co., 4.07%, 01/20/06	4,000	3,991
Quebec Province, 4.26%, 01/30/06	4,000	3,986
Toyota Motor Credit Corp., 4.16%, 01/17/06	7,000	6,987
UBS Finance LLC, 4.29%, 02/01/06	6,000	5,978
Variable Funding Capital Corp., 4.30%, 01/19/06	5,000	4,989
Windmill Funding Co., 4.32%, 01/26/06	5,000	4,985
Yale University, 4.18%, 02/02/06	4,800	4,782
Yorktown Capital, 4.14%, 01/05/06	5,000	4,998
		140,954

Insurance - 3.5%

Metlife Inc., 4.33%, 05/01/06 (g)	6,000	6,000
Monumental Life Funding Agreement, 4.34%, 04/13/06	3,000	3,000
		9,000

Money Market Funds - 0.0%

Dreyfus Cash Management Plus Fund, 4.09% (a)	36	36

Repurchase Agreement - 18.7%

Repurchase Agreement with Bank of America Securities, 4.30%,
(Collateralized by $52,503 Federal Home Loan Mortgage
Corporation, 4.50%, due 10/01/35, market value $49,450)
acquired on 12/30/05, due 01/03/06 at $48,323	48,300	48,300

Securities Lending Collateral - 2.4%

Mellon GSL Delaware Business Trust Collateral Fund	6,145	6,145

Total Short Term Investments (cost $243,635)	243,635

Total Investments - 103.4% (cost $267,693)	267,693
Other Assets and Liabilities, Net - (3.4%)	(8,772)
Total Net Assets - 100%	$258,921

JNL/Select Value Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	28.6%
Consumer, Non-cyclical	14.3%
Energy	12.0%
Industrial	10.6%
Utilities	8.4%
Consumer, Cyclical	8.3%
Communications	7.7%
Basic Materials	7.0%
Money Market Investment	1.8%
Technology	1.3%
100.0%

Common Stocks - 98.4%

Aerospace & Defense - 2.4%

General Dynamics Corp.	57	$6,535

Airlines - 1.8%

Southwest Airlines Co. (l)	307	5,051

Apparel - 1.3%

Nike Inc. - Class B	42	3,619

Banks - 9.8%

Bank of America Corp.	240	11,094
National City Corp.	132	4,428
PNC Financial Services Group Inc.	39	2,418
SunTrust Banks Inc.	36	2,627
US Bancorp.	89	2,666
Wells Fargo & Co.	63	3,983
		27,216

Beverages - 1.8%

PepsiCo Inc.	84	4,945

Chemicals - 3.5%

Dow Chemical Co.	88	3,843
E.I. du Pont de Nemours & Co. (l)	109	4,628
Huntsman Corp. (b)	80	1,381
		9,852

Diversified Financial Services - 7.9%

Citigroup Inc.	224	10,871
Goldman Sachs Group Inc.	52	6,615
JPMorgan Chase & Co.	107	4,263
		21,749

Diversified Machinery - 1.2%

Rockwell Automation Inc.	55	3,236

Electric - 8.4%

Consolidated Edison Inc. (l)	58	2,696
Dominion Resources Inc.	57	4,385
Entergy Corp.	18	1,215
Exelon Corp.	75	3,986
FPL Group Inc. (l)	58	2,423
PPL Corp.	83	2,449
SCANA Corp.	65	2,568
Southern Co. (l)	38	1,319
TXU Corp.	46	2,309
		23,350

Food - 3.6%

Campbell Soup Co.	93	2,754
Kellogg Co.	103	4,430
Safeway Inc.	112	2,650
		9,834

Healthcare Products - 2.0%

Baxter International Inc.	109	4,089
Beckman Coulter Inc.	25	1,428
		5,517

Healthcare Services - 2.7%

WellPoint Inc. (b)	95	7,556

Household Products - 1.0%

Kimberly-Clark Corp.	46	2,726

Insurance - 6.7%

ACE Ltd.	85	4,526
Allstate Corp.	51	2,752
American International Group Inc.	99	6,762
Chubb Corp.	47	4,609
		18,649

Machinery - 3.7%

Caterpillar Inc.	175	10,127

Manufacturing - 1.2%

General Electric Corp.	95	3,312

Media - 2.5%

Comcast Corp. - Class A (b)	149	3,868
Time Warner Inc.	184	3,211
		7,079

Metal Fabrication & Hardware - 1.4%

Precision Castparts Corp.	76	3,943

Mining - 3.5%

Alcoa Inc.	165	4,882
Cameco Corp. (l)	76	4,792
		9,674

Office & Business Equipment - 0.2%

Pitney Bowes Inc.	15	642

Oil & Gas - 12.0%

ConocoPhillips	116	6,749
Exxon Mobil Corp.	207	11,644
GlobalSantaFe Corp. (l)	167	8,022
Occidental Petroleum Corp.	87	6,982
		33,397

Pharmaceuticals - 3.3%

Pfizer Inc.	139	3,234
Wyeth	128	5,915
		9,149

Real Estate Investment Trusts - 1.0%

Host Marriott Corp.	142	2,683

Retail - 5.2%

CVS Corp.	350	9,255
Dollar General Corp.	135	2,573
McDonald’s Corp.	80	2,698
		14,526

Savings & Loans - 3.4%

Golden West Financial Corp. (l)	125	8,250
Washington Mutual Inc.	29	1,270
		9,520

Semiconductors - 1.0%

Applied Materials Inc.	161	2,890

Telecommunications - 4.5%

AT&T Inc.	234	5,741
BellSouth Corp. (l)	119	3,236
Sprint Nextel Corp. (l)	149	3,478
		12,455

Transportation - 0.8%

CSX Corp.	46	2,310

Wireless Telecommunications - 0.6%

Motorola Inc.	78	1,771

Total Common Stocks (cost $250,953)	273,313

Short Term Investments - 11.8%

Money Market Funds - 1.8%

JNL Money Market Fund, 4.13% (a) (n)	4,870	4,870

Securities Lending Collateral - 10.0%

Mellon GSL Delaware Business Trust Collateral Fund	27,878	27,878

Total Short Term Investments (cost $32,748)	32,748

Total Investments - 110.2% (cost $283,701)	306,061
Other Assets and Liabilities, Net - (10.2%)	(28,442)
Total Net Assets - 100%	$277,619

JNL/T. Rowe Price Established Growth Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Non-cyclical	20.6%
Financial	19.5%
Technology	14.7%
Communications	13.5%
Consumer, Cyclical	13.4%
Industrial	7.4%
Energy	5.5%
Money Market Investment	3.1%
Basic Materials	2.3%
100.0%

Common Stocks - 97.0%

Aerospace & Defense - 0.4%

General Dynamics Corp.	29	$3,262

Agriculture - 1.3%

Monsanto Co.	118	9,172

Airlines - 0.4%

Southwest Airlines Co. (l)	167	2,736

Apparel - 0.8%

Nike Inc. - Class B (l)	70	6,041

Banks - 5.3%

Anglo Irish Bank Corp. Plc	430	6,520
Northern Trust Corp.	146	7,586
State Street Corp.	153	8,504
UBS AG	167	15,880
		38,490

Beverages - 0.4%

PepsiCo Inc.	49	2,883

Biotechnology - 2.4%

Amgen Inc. (b)	160	12,633
Genentech Inc. (b)	57	5,300
		17,933

Commercial Services - 3.3%

Accenture Ltd.	453	13,067
Apollo Group Inc. - Class A (b)	104	6,258
Cendant Corp.	333	5,743
		25,068

Computers - 3.0%

Affiliated Computer Services Inc. - Class A (b) (l)	51	3,012
Dell Inc. (b)	455	13,633
EMC Corp. (b)	400	5,452
		22,097

Cosmetics & Personal Care - 1.0%

Proctor & Gamble Co.	130	7,506

Data Processing - 2.1%

Automatic Data Processing Inc.	174	7,962
First Data Corp.	169	7,273
		15,235

Diversified Financial Services - 9.7%

American Express Co.	237	12,191
Ameritrade Holding Corp. (b)	149	3,586
Charles Schwab Corp.	367	5,385
Citigroup Inc.	350	16,973
Countrywide Financial Corp.	111	3,785
E*Trade Financial Corp. (b)	108	2,251
Franklin Resources Inc.	39	3,619
Goldman Sachs Group Inc.	26	3,359
Legg Mason Inc. (l)	33	3,998
Merrill Lynch & Co. Inc.	106	7,186
SLM Corp. (l)	164	9,045
		71,378

Diversified Machinery - 0.7%

Deere & Co. (l)	77	5,217

Electronics - 0.4%

Garmin Ltd. (l)	47	3,138

Entertainment - 0.8%

International Game Technology (l)	179	5,507

Food - 0.6%

Sysco Corp.	134	4,151

Healthcare Products - 2.9%

Johnson & Johnson	79	4,724
Medtronic Inc.	128	7,340
St. Jude Medical Inc. (b)	42	2,123
Stryker Corp.	81	3,594

Zimmer Holdings Inc. (b)	54	3,649
21,430

Healthcare Services - 4.8%

Humana Inc. (b)	27	1,478
Quest Diagnostics Inc. (l)	123	6,327
UnitedHealth Group Inc. (l)	308	19,145
WellPoint Inc. (b)	102	8,139
		35,089

Home Builders - 0.2%

Lennar Corp. (l)	25	1,507

Home Furnishings - 0.6%

Harman International Industries Inc. (l)	47	4,570

Household Products - 0.4%

Reckitt Benckiser Plc	96	3,170

Insurance - 4.6%

American International Group Inc.	261	17,822
Genworth Financial Inc. - Class A	102	3,517
Hartford Financial Services Group Inc.	88	7,550
Marsh & McLennan Cos. Inc. (l)	143	4,532
		33,421

Internet - 1.8%

Google Inc. - Class A (b)	15	6,057
Yahoo! Inc. (b)	176	6,896
		12,953

Leisure Time - 1.1%

Carnival Corp. (l)	157	8,373

Lodging - 1.1%

MGM MIRAGE (b)	40	1,452
Wynn Resorts Ltd. (b) (l)	121	6,626
		8,078

Manufacturing - 5.8%

Danaher Corp. (l)	232	12,935
General Electric Corp.	760	26,638
Tyco International Ltd.	110	3,170
		42,743

Media - 4.8%

Comcast Corp. - Class A (b) (l)	145	3,717
Discovery Holding Co. (b)	128	1,939
Liberty Media Corp. - Class A (b) (l)	1,016	7,999
News Corp. Inc.	330	5,125
Rogers Communications Inc. (l)	128	5,401
Time Warner Inc.	233	4,058
Univision Communications Inc. - Class A (b) (l)	226	6,636
		34,875

Mining - 1.0%

BHP Billiton Ltd.	440	7,335

Oil & Gas - 3.0%

Exxon Mobil Corp.	125	7,033
Murphy Oil Corp.	97	5,215
Total SA	39	9,873
		22,121

Oil & Gas Services - 2.5%

Baker Hughes Inc.	115	6,990
Schlumberger Ltd.	114	11,104
		18,094

Pharmaceuticals - 4.7%

Caremark Rx Inc. (b)	141	7,318
Gilead Sciences Inc. (b)	107	5,637
Novartis AG	159	8,360
Pfizer Inc.	229	5,348
Roche Holding AG	30	4,474
Sepracor Inc. (b) (l)	57	2,952
		34,089

Retail - 8.4%

Best Buy Co. Inc. (l)	83	3,610
Home Depot Inc.	200	8,094
Inditex SA	91	2,965
Kohl’s Corp. (b)	204	9,910
Petsmart Inc. (l)	211	5,401
Target Corp.	91	4,975
Walgreen Co.	121	5,347
Wal-Mart de Mexico SA de CV	276	1,532
Wal-Mart de Mexico SA de CV - ADR	46	2,568
Wal-Mart Stores Inc.	366	17,133
		61,535

Semiconductors - 5.4%

Analog Devices Inc. (l)	242	8,681
Intel Corp. (l)	398	9,929
Marvell Tech Group Ltd. (b)	83	4,667
Maxim Integrated Products Inc.	171	6,208
Samsung Electronics Co. Ltd.	6	4,042
Xilinx Inc.	229	5,783
		39,310

Software - 4.3%

Electronic Arts Inc. (b)	50	2,605
Microsoft Corp.	848	22,170
Oracle Corp. (b)	535	6,527
		31,302

Telecommunications - 1.7%

Amdocs Ltd. (b)	142	3,908
Sprint Nextel Corp.	158	3,690
TELUS Corp.	111	4,499
		12,097

Telecommunications Equipment - 2.2%

Cisco Systems Inc. (b)	150	2,575
Corning Inc. (b)	472	9,283
Juniper Networks Inc. (b)	194	4,320

16,178

Wireless Telecommunications - 3.1%

America Movil SA de CV - Class L - ADR	220	6,449
Crown Castle International Corp. (b)	190	5,118
Nokia Oyj	277	5,072
Qualcomm Inc.	106	4,571
Vodafone Airtouch Plc	807	1,743
		22,953

Total Common Stocks (cost $616,213)	711,037

Short Term Investments - 13.9%

Money Market Funds - 3.1%

JNL Money Market Fund, 4.13% (a) (n)	3,174	3,174
T. Rowe Price Reserves Investment Fund, 4.31% (a) (n)	19,297	19,297
		22,471

Securities Lending Collateral - 10.8%

Mellon GSL Delaware Business Trust Collateral Fund	79,451	79,451

Total Short Term Investments (cost $101,922)	101,922

Total Investments - 110.9% (cost $718,135)	812,959
Other Assets and Liabilities, Net - (10.9%)	(80,213)
Total Net Assets - 100%	$732,746

JNL/T. Rowe Price Mid-Cap Growth Fund

Percentage of Total
Industry Sector	Investments (o)
Consumer, Non-cyclical	24.2%
Technology	14.4%
Communications	14.0%
Consumer, Cyclical	14.0%
Industrial	13.1%
Financial	8.6%
Energy	7.9%
Money Market Investment	3.0%
Basic Materials	0.8%
100.0%

Common Stocks - 97.1%

Advertising - 2.0%

Catalina Marketing Corp.	92	$2,332
Clear Channel Outdoor Holdings Inc. (b)	60	1,207
Getty Images Inc. (b) (l)	22	1,946
Harte-Hanks Inc. (l)	2	58
Lamar Advertising Co. (b) (l)	138	6,358
Omnicom Group Inc. (l)	4	306
WPP Group Plc - ADR	4	205
		12,412

Aerospace & Defense - 2.7%

Alliant Techsystems Inc. (b) (l)	55	4,189
Empresa Brasileira de Aeronautica SA - ADR	6	239
Goodrich Corp.	114	4,685
Rockwell Collins Inc.	151	7,027
		16,140

Agriculture - 0.1%

Delta & Pine Land Co.	3	64
Monsanto Co.	4	272
		336

Airlines - 1.5%

JetBlue Airways Corp. (b) (l)	218	3,353
SkyWest Inc.	7	177
Southwest Airlines Co. (l)	372	6,117
		9,647

Apparel - 0.0%

Coach Inc. (b)	6	197

Auto Manufacturers - 0.8%

Oshkosh Truck Corp.	109	4,860

Auto Parts & Equipment - 0.4%

TRW Automotive Holdings Corp. (b)	91	2,398

Banks - 0.6%

Boston Private Financial Holdings Inc.	4	106
City National Corp.	1	87
East West Bancorp Inc.	3	120
First Horizon National Corp. (l)	2	73
Investors Financial Services Corp. (l)	26	947
Mellon Financial Corp.	7	243
North Fork Bancorp. Inc.	4	103
Northern Trust Corp.	8	399
State Street Corp.	7	399
SVB Financial Group (b) (l)	22	1,026
Synovus Financial Corp.	12	335
UCBH Holdings Inc. (l)	7	122
		3,960

Beverages - 0.3%

Cott Corp. (b)	148	2,176

Biotechnology - 2.9%

Charles River Laboratories International Inc. (b) (l)	2	102
Clegene Corp. (b) (l)	42	2,702
deCODE genetics Inc. (b) (l)	9	70
Genzyme Corp. (b)	1	99
Human Genome Sciences Inc. (b) (l)	78	667
Integra LifeSciences Holdings Corp. (b)	2	82
Invitrogen Corp. (b) (l)	2	100
Martek Biosciences Corp. (b) (l)	2	47
Medimmune Inc. (b)	258	9,028

Millennium Pharmaceuticals Inc. (b) (l)	11	108
Millipore Corp. (b)	3	165
Nektar Therapeutics (b)	5	81
Protein Design Labs Inc. (b) (l)	71	2,026
Qiagen NV (b)	11	130
Vertex Pharmaceuticals Inc. (b) (l)	103	2,844
		18,251

Building Materials - 0.6%

American Standard Cos. Inc.	89	3,556

Chemicals - 0.1%

Ecolab Inc. (l)	4	141
Engelhard Corp.	3	87
Sigma-Aldrich Corp. (l)	1	63
Symyx Technologies Inc. (b)	2	66
Valspar Corp.	5	134
		491

Commercial Services - 6.1%

Apollo Group Inc. - Class A (b)	51	3,079
Aramark Corp.	3	83
Career Education Corp. (b) (l)	3	111
ChoicePoint Inc. (b)	132	5,862
Corporate Executive Board Co.	2	206
DeVry Inc. (b) (l)	3	62
DST Systems Inc. (b) (l)	108	6,476
Education Management Corp. (b)	97	3,264
Equifax Inc.	3	103
H&R Block Inc. (l)	3	74
Iron Mountain Inc. (b) (l)	142	6,010
ITT Educational Services Inc. (b) (l)	3	148
Laureate Education Inc. (b)	14	735
LECG Corp. (b) (l)	4	66
Manpower Inc.	115	5,352
Moody’s Corp.	8	467
Paychex Inc.	10	366
Robert Half International Inc.	80	3,039
United Rentals Inc. (b)	54	1,263
Universal Technical Institute Inc. (b)	3	80
Viad Corp.	49	1,437
		38,283

Computers - 2.1%

Affiliated Computer Services Inc. - Class A (b) (l)	2	142
CACI International Inc. - Class A (b)	63	3,615
Cadence Design Systems Inc. (b) (l)	278	4,697
Cognizant Technology Solutions Corp. (b)	7	327
Factset Research Systems Inc. (l)	4	161
Jack Henry & Associates Inc.	124	2,370
Lexmark International Inc. (b) (l)	2	108
Spansion Inc. (b)	126	1,754
Synopsys Inc. (b) (l)	5	98
		13,272

Cosmetics & Personal Care - 0.0%

Avon Products Inc.	3	86

Data Processing - 3.0%

Certegy Inc.	112	4,555
Dun & Bradstreet Corp. (b) (l)	3	194
Fair Isaac Corp.	3	141
Filenet Corp. (b)	3	83
Fiserv Inc. (b) (l)	3	147
Global Payments Inc.	88	4,083
MoneyGram International Inc.	169	4,402
NAVTEQ Corp. (b)	111	4,861
		18,466

Distribution & Wholesale - 0.6%

CDW Corp. (l)	68	3,932

Diversified Financial Services - 5.4%

Ameritrade Holding Corp. (b)	329	7,886
BlackRock Inc.	4	380
CapitalSource Inc. (b) (l)	97	2,177
Charles Schwab Corp.	17	242
E*Trade Financial Corp. (b)	232	4,835
Eaton Vance Corp. (l)	158	4,331
Federated Investors Inc. - Class B	3	119
Janus Capital Group Inc.	122	2,273
Lazard Ltd. - Class A	6	191
Legg Mason Inc.	47	5,679
Nuveen Investments Inc. - Class A	79	3,350
SEI Investments Co.	2	81
Waddell & Reed Financial Inc. - Class A (l)	94	1,972
		33,516

Diversified Machinery - 0.0%

IDEX Corp.	2	86
Zebra Technologies Corp. (b) (l)	3	112
		198

E - Commerce - 1.4%

Amazon.Com Inc. (b) (l)	86	4,031
Monster Worldwide Inc. (b) (l)	120	4,895
		8,926

Electrical Components & Equipment - 0.8%

Ametek Inc.	120	5,105

Electronics - 4.4%

Cogent Inc. (b)	72	1,637
Cymer Inc. (b)	3	107
Dolby Laboratories Inc. - Class A (b)	94	1,604
Flextronics International Ltd. (b)	315	3,289
Flir Systems Inc. (b)	123	2,742
Garmin Ltd. (l)	63	4,180
Gentex Corp. (l)	255	4,969

II-VI Inc. (b)	5	91
Jabil Circuit Inc. (b)	159	5,894
Symbol Technologies Inc.	11	136
Waters Corp. (b)	67	2,517
		27,166

Entertainment - 0.7%

DreamWorks Animation SKG Inc. (b)	71	1,751
International Game Technology	73	2,232
Shuffle Master Inc. (b) (l)	9	230
		4,213

Environmental Control - 0.6%

Nalco Holding Co. (b)	210	3,719
Stericycle Inc. (b)	2	135
		3,854

Food - 0.5%

Hershey Foods Corp. (l)	3	138
McCormick & Co. Inc.	4	130
Tootsie Roll Industries Inc. (l)	3	80
Whole Foods Market Inc. (l)	38	2,941
WM Wrigley Jr Co.	1	73
		3,362

Gas - 0.0%

Praxair Inc.	2	111

Healthcare Products - 2.7%

American Medical Systems Holdings Inc. (b)	6	111
Arthrocare Corp. (b)	3	131
Bausch & Lomb Inc.	2	136
Becton Dickinson & Co.	2	144
Biomet Inc. (l)	8	274
Cooper Cos. Inc.	1	72
CR Bard Inc.	4	290
Dentsply International Inc.	3	140
Edwards Lifesciences Corp. (b)	79	3,271
Gen-Probe Inc. (b)	46	2,249
Henry Schein Inc. (b) (l)	4	183
Inamed Corp. (b)	21	1,868
Kinetic Concepts Inc. (b)	60	2,386
Kyphon Inc. (b)	3	122
Patterson Cos. Inc. (b) (l)	88	2,946
Resmed Inc. (b)	4	153
Respironics Inc. (b)	3	126
Smith & Nephew Plc - ADR	2	111
St. Jude Medical Inc. (b)	3	156
Sybron Dental Specialties Inc. (b)	2	84
Techne Corp. (b)	3	140
Varian Medical Systems Inc. (b)	37	1,883
Zimmer Holdings Inc. (b) (l)	1	61
		17,037

Healthcare Services - 4.9%

Community Health Systems Inc. (b)	88	3,374

Coventry Health Care Inc. (b)	42	2,404
DaVita Inc. (b)	44	2,208
Health Management Associates Inc. (l)	116	2,547
Humana Inc. (b)	76	4,140
Laboratory Corp. (b)	105	5,660
Lincare Holdings Inc. (b)	4	147
Manor Care Inc. (l)	151	6,017
Quest Diagnostics Inc. (l)	6	329
Triad Hospitals Inc. (b)	91	3,570
WellPoint Inc. (b)	2	128
		30,524

Home Builders - 0.1%

Centex Corp. (l)	1	71
KB Home	1	102
Lennar Corp.	2	92
Pulte Homes Inc.	2	63
Thor Industries	4	156
Toll Brothers Inc. (b)	2	76
Winnebago Industries (l)	4	120
		680

Home Furnishings - 0.7%

Harman International Industries Inc.	44	4,266

Insurance - 2.7%

AMBAC Financial Group Inc. (l)	2	131
Arch Capital Group Ltd. (b)	1	77
Arthur J Gallagher & Co. (l)	3	102
Assurant Inc.	148	6,437
Axis Capital Holdings Ltd.	125	3,907
Brown & Brown Inc. (l)	4	116
Markel Corp. (b) (l)	-	63
Marsh & McLennan Cos. Inc.	3	89
MBIA Inc. (l)	2	114
Principal Financial Group	47	2,229
RenaissanceRe Holdings Ltd.	2	84
Willis Group Holdings Ltd.	86	3,181
		16,530

Internet - 2.6%

Check Point Software Technologies (b)	7	143
Checkfree Corp. (b) (l)	76	3,488
CNET Networks Inc. (b)	215	3,158
Digital River Inc. (b) (l)	5	140
F5 Networks Inc. (b) (l)	2	97
Internet Security Systems (b)	3	57
McAfee Inc. (b)	116	3,153
Sina Corp. (b)	3	77
VeriSign Inc. (b) (l)	259	5,677
Websense Inc. (b) (l)	1	85
		16,075

Leisure Time - 0.9%

Brunswick Corp.	119	4,830

Harley-Davidson Inc. (l)	3	175
Royal Caribbean Cruises Ltd.	6	266
WMS Industries Inc. (b) (l)	3	83
		5,354

Lodging - 2.2%

Boyd Gaming Corp.	8	372
Choice Hotels International Inc.	10	401
Fairmont Hotels & Resorts Inc. (b)	178	7,557
Harrah’s Entertainment Inc. (l)	3	235
Hilton Hotels Corp.	5	123
Las Vegas Sands Corp. (b) (l)	2	79
Marriott International Inc. - Class A	5	348
Station Casinos Inc. (l)	6	380
Wynn Resorts Ltd. (b) (l)	73	4,021
		13,516

Manufacturing - 3.6%

Danaher Corp. (l)	68	3,804
ITT Industries Inc.	38	3,917
Pall Corp.	4	107
Pentair Inc. (l)	77	2,658
Roper Industries Inc.	200	7,918
Teleflex Inc.	67	4,354
		22,758

Media - 3.0%

Citadel Broadcasting Corp. (l)	243	3,261
Cox Radio Inc. - Class A (b)	5	69
Cumulus Media Inc. - Class A (b) (l)	6	68
Discovery Holding Co. (b)	191	2,894
Entercom Communications Corp. (b)	3	77
EW Scripps Co. (l)	2	86
McGraw-Hill Cos. Inc.	2	93
Meredith Corp. (l)	2	110
New York Times Co. - Class A (l)	3	82
Radio One Inc. (b)	8	85
Regent Communications Inc. (b) (l)	17	77
Rogers Communications Inc. (l)	170	7,172
Salem Communications Corp. - Class A (b)	7	126
Spanish Broadcasting System - Class A (b)	12	59
Univision Communications Inc. - Class A (b) (l)	136	4,009
Washington Post Co. (l)	-	77
Westwood One Inc.	5	77
XM Satellite Radio Holdings Inc. - Class A (b) (l)	21	573
		18,995

Metal Fabrication & Hardware - 0.0%

Precision Castparts Corp.	4	218

Mining - 0.6%

Newmont Mining Corp.	73	3,898

Office Furnishings - 0.0%

Avery Dennison Corp. (l)	2	83

HNI Corp. (l)	2	126
209

Oil & Gas - 3.7%

Bill Barrett Corp. (b)	6	239
EOG Resources Inc.	108	7,924
Murphy Oil Corp.	135	7,299
XTO Energy Inc.	170	7,452
		22,914

Oil & Gas Services - 3.5%

Baker Hughes Inc.	3	201
BJ Services Co. (l)	249	9,138
Cooper Cameron Corp. (b) (l)	10	397
FMC Technologies Inc. (b)	105	4,507
Grant Prideco Inc. (b) (l)	9	415
Smith International Inc. (l)	177	6,583
Weatherford International Ltd. (b)	11	398
		21,639

Packaging & Containers - 0.0%

Sealed Air Corp. (b) (l)	2	90

Pharmaceuticals - 7.0%

Abgenix Inc. (b) (l)	83	1,785
Alkermes Inc. (b) (l)	120	2,294
Allergan Inc. (l)	2	194
Amylin Pharmaceuticals Inc. (b) (l)	74	2,962
Andrx Corp. (b)	57	939
Atherogenics Inc. (b) (l)	6	126
Barr Laboratories Inc. (b) (l)	94	5,855
Cephalon Inc. (b) (l)	98	6,370
Elan Corp. Plc - ADR (b) (l)	277	3,859
Express Scripts Inc. (b) (l)	3	285
Gilead Sciences Inc. (b)	98	5,158
Medco Health Solutions Inc. (b)	4	229
Neurocrine Biosciences Inc. (b)	52	3,275
Omnicare Inc. (l)	75	4,263
OSI Pharmaceuticals Inc. (b) (l)	51	1,427
Sepracor Inc. (b) (l)	53	2,745
Valeant Pharmaceutical International	105	1,898
		43,664

Pipelines - 0.7%

Western Gas Resources Inc. (l)	88	4,144
Williams Cos. Inc.	17	382
		4,526

Retail - 6.1%

Bed Bath & Beyond Inc. (b) (l)	7	246
Best Buy Co. Inc.	102	4,435
Carmax Inc. (b) (l)	78	2,159
Cheesecake Factory Inc. (b) (l)	101	3,763
Dollar General Corp.	187	3,562
Family Dollar Stores Inc. (l)	100	2,479
Fred’s Inc.	3	55

Men’s Wearhouse Inc. (b)	3	97
Michaels Stores Inc.	3	88
MSC Industrial Direct Co. - Class A	17	684
O’Reilly Automotive Inc. (b) (l)	127	4,059
Outback Steakhouse Inc. (l)	3	112
Petsmart Inc.	177	4,534
PF Chang’s China Bistro Inc. (b) (l)	39	1,936
Ross Stores Inc.	116	3,355
Shoppers Drug Mart Corp.	58	2,194
Staples Inc.	8	170
Tiffany & Co. (l)	7	253
TJX Cos. Inc.	12	279
Williams-Sonoma Inc. (b) (l)	78	3,357
		37,817

Semiconductors - 6.2%

Altera Corp. (b)	247	4,577
AMIS Holdings Inc. (b)	65	692
Analog Devices Inc.	11	377
Broadcom Corp. - Class A (b)	5	212
Intersil Corp. (l)	200	4,978
KLA-Tencor Corp.	2	113
Lam Research Corp. (b)	3	111
Linear Technology Corp. (l)	155	5,584
Marvell Tech Group Ltd. (b)	5	297
Maxim Integrated Products Inc.	12	417
Microchip Technology Inc.	166	5,334
National Semiconductor Corp. (l)	123	3,196
Novellus Systems Inc. (b)	147	3,546
PMC - Sierra Inc. (b)	154	1,187
QLogic Corp. (b)	3	104
Semtech Corp. (b)	95	1,740
Silicon Laboratories Inc. (b) (l)	6	224
Xilinx Inc. (l)	227	5,710
		38,399

Software - 2.1%

Activision Inc. (b)	175	2,406
Adobe Systems Inc.	96	3,548
Avid Technology Inc. (b)	30	1,615
Citrix Systems Inc. (b) (l)	4	118
Cognos Inc. (b)	5	156
Electronic Arts Inc. (b)	2	120
Hyperion Solutions Corp. (b)	3	102
Intuit Inc. (b) (l)	4	229
Mercury Interactive Corp. (b) (l)	3	81
National Instruments Corp. (l)	3	106
Red Hat Inc. (b) (l)	162	4,418
Salesforce.com Inc. (b) (l)	3	83
THQ Inc. (b) (l)	4	89
		13,071

Telecommunications - 1.1%

Amdocs Ltd. (b)	96	2,640

NeuStar Inc. - Class A (b)	2	70
TELUS Corp.	96	3,952
		6,662

Telecommunications Equipment - 2.0%

Adtran Inc. (l)	77	2,290
Comverse Technology Inc. (b) (l)	77	2,047
Harris Corp.	132	5,677
Juniper Networks Inc. (b)	109	2,440
		12,454

Textiles - 0.0%

Cintas Corp.	6	226

Toys & Hobbies - 0.0%

Mattel Inc.	4	65

Transportation - 0.4%

CH Robinson Worldwide Inc.	7	252
Expeditors International Washington Inc. (l)	23	1,580
Landstar System Inc.	5	205
UTI Worldwide Inc.	3	260
		2,297

Wireless Telecommunications - 2.7%

American Tower Corp. (b)	159	4,301
Crown Castle International Corp. (b)	242	6,518
Nextel Partners Inc. (b) (l)	204	5,700
NII Holdings Inc. - Class B (b) (l)	6	262
		16,781

Total Common Stocks (cost $439,143)	605,579

Short Term Investments - 25.9%

Money Market Funds - 3.0%

JNL Money Market Fund, 4.13% (a) (n)	2,738	2,738
T. Rowe Price Reserves Investment Fund, 4.31% (a) (n)	15,980	15,980
		18,718

Securities Lending Collateral - 22.9%

Mellon GSL Delaware Business Trust Collateral Fund	143,062	143,062

Total Short Term Investments (cost $161,780)	161,780

Total Investments - 123.0% (cost $600,923)	767,359
Other Assets and Liabilities, Net - (23.0%)	(143,701)
Total Net Assets - 100%	$623,658

JNL/T. Rowe Price Value Fund

Percentage of Total
Industry Sector	Investments (o)
Financial	24.9%
Consumer, Non-cyclical	15.4%
Communications	13.2%

Industrial	11.3%
Consumer, Cyclical	10.7%
Energy	8.5%
Technology	6.6%
Basic Materials	6.1%
Utilities	2.5%
Money Market Investment	0.8%
100.0%

Common Stocks - 96.6%

Aerospace & Defense - 2.0%

Lockheed Martin Corp.	69	$4,371
Raytheon Co.	122	4,898
Rockwell Collins Inc.	36	1,678
		10,947

Auto Manufacturers - 0.5%

General Motors Corp. (l)	154	2,989

Auto Parts & Equipment - 0.3%

TRW Automotive Holdings Corp. (b)	55	1,444

Banks - 6.8%

Bank of America Corp.	133	6,142
Fifth Third Bancorp.	168	6,322
First Horizon National Corp. (l)	98	3,748
Mellon Financial Corp.	112	3,843
Royal Bank of Scotland Group Plc	176	5,318
State Street Corp.	129	7,152
US Bancorp.	157	4,683
		37,208

Beverages - 2.7%

Coca-Cola Co.	186	7,498
Coca-Cola Enterprises Inc.	134	2,575
Heineken NV	140	4,435
		14,508

Biotechnology - 1.2%

Chiron Corp. (b) (l)	30	1,343
Medimmune Inc. (b)	148	5,165
		6,508

Chemicals - 1.6%

Chemtura Corp.	164	2,076
E.I. du Pont de Nemours & Co. (l)	161	6,830
		8,906

Computers - 2.1%

Hewlett-Packard Co.	76	2,182
International Business Machines Corp.	83	6,782
Synopsys Inc. (b)	135	2,697
		11,661

Cosmetics & Personal Care - 1.1%

Avon Products Inc.	202	5,761

Data Processing - 1.0%

First Data Corp.	126	5,432

Diversified Financial Services - 8.8%

American Express Co.	72	3,721
Ameriprise Financial Inc.	117	4,793
Charles Schwab Corp.	223	3,264
Citigroup Inc.	127	6,167
Fannie Mae	75	3,661
JPMorgan Chase & Co.	197	7,821
Lazard Ltd. - Class A	175	5,589
Merrill Lynch & Co. Inc.	51	3,426
Morgan Stanley	93	5,300
Nuveen Investments Inc. - Class A	91	3,873
		47,615

Diversified Machinery - 0.7%

Deere & Co.	53	3,589

Electric - 1.5%

Duke Energy Corp. (l)	111	3,055
FirstEnergy Corp.	74	3,630
Pinnacle West Capital Corp.	40	1,654
		8,339

Entertainment - 1.2%

International Game Technology	214	6,572

Environmental Control - 1.2%

Waste Management Inc.	218	6,610

Food - 2.5%

Campbell Soup Co.	105	3,135
General Mills Inc.	94	4,646
Safeway Inc.	61	1,443
Sara Lee Corp.	223	4,215
		13,439

Forest Products & Paper - 3.0%

Bowater Inc. (l)	189	5,803
International Paper Co.	240	8,050
MeadWestvaco Corp.	81	2,282
		16,135

Gas - 1.0%

NiSource Inc. (l)	253	5,280

Healthcare Products - 2.8%

Boston Scientific Corp. (b)	218	5,346
Johnson & Johnson	90	5,403
Medtronic Inc.	81	4,646
		15,395

Holding Companies - Diversified - 0.7%

Berkshire Hathaway Inc. (b)	-	4,077

Home Furnishings - 1.0%

Sony Corp. - ADR	138	5,618

Household Products - 1.4%

Clorox Co.	15	865
Fortune Brands Inc.	22	1,685
Newell Rubbermaid Inc.	206	4,908
		7,458

Insurance - 6.7%

Cigna Corp.	18	2,011
Genworth Financial Inc. - Class A	180	6,238
Hartford Financial Services Group Inc. (l)	77	6,622
Marsh & McLennan Cos. Inc.	285	9,036
Principal Financial Group (l)	13	626
St. Paul Travelers Cos. Inc.	140	6,251
Willis Group Holdings Ltd.	76	2,819
XL Capital Ltd. - Class A	41	2,790
		36,393

Iron & Steel - 0.6%

Nucor Corp.	47	3,143

Leisure Time - 0.4%

Harley-Davidson Inc.	45	2,302

Lodging - 1.0%

Fairmont Hotels & Resorts Inc. (b)	134	5,691

Manufacturing - 5.9%

Danaher Corp.	53	2,956
Eastman Kodak Co.	48	1,128
Eaton Corp.	31	2,100
General Electric Corp.	382	13,396
Honeywell Inernational Inc.	182	6,783
Pall Corp.	31	827
Tyco International Ltd.	175	5,053
		32,243

Media - 8.8%

Cablevision Systems Corp. - Class A (b)	243	5,701

Comcast Corp. - Class A (b) (l)                2245,774Discovery Holding Co. (b)1602,423

Dow Jones & Co. Inc. (l)	106	3,773
EchoStar Communications Corp. (b)	107	2,899
Liberty Media Corp. - Class A (b)	927	7,293
New York Times Co. - Class A (l)	157	4,163
Time Warner Inc.	423	7,379
Viacom Inc. - Class B (b)	172	5,601
Walt Disney Co.	131	3,142
		48,148

Mining - 0.9%

Alcoa Inc.	165	4,876

Oil & Gas - 6.3%

ConocoPhillips	71	4,138
Exxon Mobil Corp.	93	5,196
Murphy Oil Corp.	47	2,548
Royal Dutch Shell Plc - ADR	99	6,069
Statoil ASA	277	6,350
Total SA - ADR (l)	78	9,910
		34,211

Oil & Gas Services - 2.3%

Baker Hughes Inc.	81	4,929
Schlumberger Ltd.	76	7,364
		12,293

Pharmaceuticals - 4.1%

Bristol-Myers Squibb Co.	51	1,179
Cardinal Health Inc.	70	4,826
Merck & Co. Inc.	172	5,481
Pfizer Inc.	86	2,006
Schering-Plough Corp.	180	3,753
Wyeth	112	5,169
		22,414

Retail - 4.5%

Family Dollar Stores Inc. (l)	196	4,866
Kohl’s Corp. (b)	78	3,796
RadioShack Corp. (l)	225	4,723
TJX Cos. Inc.	257	5,970
Wal-Mart Stores Inc.	114	5,316
		24,671

Semiconductors - 1.1%

Analog Devices Inc.	97	3,487
Intel Corp.	101	2,518
		6,005

Software - 2.0%

Microsoft Corp.	290	7,576
Oracle Corp. (b)	291	3,551
		11,127

Telecommunications - 2.5%

Alltel Corp.	34	2,152
Qwest Communications International Inc. (b) (l)	616	3,480
Sprint Nextel Corp. (l)	264	6,174
TELUS Corp.	43	1,733
		13,539

Telecommunications Equipment - 0.7%

Cisco Systems Inc. (b)	216	3,693

Tobacco - 0.6%

Altria Group Inc.	44	3,265

Toys & Hobbies - 0.4%

Hasbro Inc.	99	2,006

Transportation - 1.5%

Union Pacific Corp.	104	8,397

Wireless Telecommunications - 1.2%

Nokia Oyj - Class A - ADR (l)	370	6,762

Total Common Stocks (cost $462,270)	526,670

Preferred Stocks - 1.0%

Auto Manufacturers - 0.4%

General Motors Corp. Convertible Preferred, 4.50%, 03/06/32	99	2,046

Diversified Financial Services - 0.6%

Morgan Stanley Convertible Preferred, 5.875%, 10/15/08	55	2,157
XL Capital Ltd. Convertible Preferred, 7.00%, 02/15/09	55	1,405
		3,562

Total Preferred Stocks (cost $5,546)	5,608

Corporate Bonds - 1.5%

Banks - 0.7%

US Bancorp., 2.69%, 08/21/35 (e) (g) (j)	4,070	4,024

Insurance - 0.4%

Fortis Insurance, 7.75%, 01/26/08 (e) (j)	1,700	2,050

Software - 0.4%

Intel Corp., 2.95%, 12/15/35 (e) (j)	1,913	1,868

Total Corporate Bonds (cost $7,632)	7,942

Short Term Investments - 10.1%

Money Market Funds - 0.8%

JNL Money Market Fund, 4.13% (a) (n)	3,006	3,006
T. Rowe Price Reserves Investment Fund, 4.31% (a) (n)	1,475	1,475
		4,481

Securities Lending Collateral - 9.3%

Mellon GSL Delaware Business Trust Collateral Fund	50,542	50,542

Total Short Term Investments (cost $55,023)	55,023

Total Investments - 109.2% (cost $530,471)	595,243
Other Assets and Liabilities, Net - (9.2%)	(50,061)
Total Net Assets - 100%	$545,182

See Notes to the Schedule of Investments.

JNL Series Trust
Notes to the Schedule of Investments
December 31, 2005

(a)	Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2005.
(b) Non-income producing security.
(c)	Investment purchased on a when-issued basis. As of December 31, 2005, the total cost of investments purchased on a when-issued basis,
in thousands, for the JNL/Mellon Capital Management Bond Index Fund, JNL/PIMCO Total Return Bond Fund, JNL/Salomon Brothers Strategic Bond
Fund, JNL/Salomon Brothers U.S. Government & Quality Bond Fund and JNL/Select Balanced Fund are: $16,061; $90,329; $129,780; $81,628 and
$2,818, respectively.
(d)	Deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Funds have deemed these securities to be liquid based on procedures approved by the Board of Trustees. As of December 31, 2005, the market value, in thousands, of 144A or other restricted securities, in JNL/FMR Balanced Fund, JNL/JPMorgan International Equity Fund, JNL/Mellon Capital Management Bond Index Fund,
JNL/Oppenheimer Global Growth Fund, JNL/PIMCO Total Return Bond Fund, JNL/Salomon Brothers High Yield Bond Fund,
JNL/Salomon Brothers Strategic Bond Fund, JNL/Salomon Brothers U.S. Government & Quality Bond Fund, JNL/Select Balanced Fund,
JNL/Select Money Market Fund and JNL/T.Rowe Price Value Fund are: $151; $2,191; $107; $146; $12,359; $31,621; $17,714; $5,497; $2,570;
$3,419 and $7,942, respectively .
(f)	All or a portion of the security pledged as collateral for an investment purchased on a when-issued basis.
(g)	Variable rate security. Rate stated is in effect as of December 31, 2005.
(h)	Coupon payment periodically increases over the life of the security. Rate is in effect as of December 31, 2005.
(i) Security is in default.
(j) Convertible security.
(k)	Zero coupon security. Rate stated is the effective yield as of December 31, 2005.
(l) All or portion of the security has been loaned.
(m)	All or portion of the security pledged to cover margin requirements on open futures contracts.
(n)	Investments in affiliates. See Note 3 in the Notes to the Financial Statements.
(o)	Sector weightings excluding securities lending collateral.
(p)	Security fair valued in good faith in accordance with the procedures established by the Board of Trustees.

Abbreviations:
ADR - American Depository Receipt	KRW - Korean Won
AUD - Australian Dollar	MXN - Mexican Peso
BRL - Brazilian Real	NOK - Norwegian Krone
BZD - Belize Dollar	NYS - New York Shares
CAD - Canadian Dollar	NZD - New Zealand Dollar
CHF - Swiss Franc	PEN - Peruvian New Sol
CLP - Chilean Peso	PLN - Polish Zloty
DKK - Danish Krone	RUB - Russian Ruble
EUR - European Currency Unit (Euro)	SEK - Swedish Krona
GBP - British Pound	SGD - Singapore Dollar
GDR - Global Depository Receipt	SKK - Slovakian Koruna
HKD - Hong Kong Dollar	TWD - New Taiwan Dollar
INR - Indian Rupee	USD - United States Dollar
JPY - Japanese Yen	ZAR - South African Rand

JNL Series Trust
Notes to the Schedule of Investments
December 31, 2005

Schedule of Options Written:
	Expiration Date	Exercise Price	Contracts	Market Value (000’s)
JNL/PIMCO Total Return Bond Fund
Call Swaption, 3 month LIBOR versus 5% fixed	2/1/2006	$ 4.81	16	$ (4)
U.S. 10-Year Treasury Note Future Call Option	2/24/2006	111.00	176	(44)
U.S. 10-Year Treasury Note Future Put Option	2/24/2006	107.00	179	(28)
Eurodollar Call Option	3/11/2006	95.50	73	(11)
Call Swaption, 3 month LIBOR versus 5% fixed	4/4/2006	4.54	10	(2)
Call Swaption, 3 month LIBOR versus 5% fixed	8/8/2006	4.78	30	(29)
Eurodollar Future Put Option	9/18/2006	95.00	41	(14)
Eurodollar Future Put Option	9/19/2006	95.25	89	(57)
Eurodollar Future Put Option	9/19/2006	95.50	22	(23)
Eurodollar Call Option	9/19/2006	95.50	22	(5)
Call Swaption, 3 month LIBOR versus 5% fixed	10/4/2006	4.54	60	(41)
Call Swaption, 3 month LIBOR versus 5% fixed	10/4/2006	4.50	40	(27)
Call Swaption, 3 month LIBOR versus 5% fixed	10/12/2006	4.30	40	(16)
Call Swaption, 3 month LIBOR versus 5% fixed	10/18/2006	4.56	80	(60)
Call Swaption, 3 month LIBOR versus 5% fixed	10/19/2006	4.31	10	(4)
Call Swaption, 3 month LIBOR versus 5% fixed	10/24/2006	4.31	20	(9)
Eurodollar Future Put Option	12/18/2006	95.00	17	(7)
Eurodollar Future Put Option	12/18/2006	95.25	478	(353)
Eurodollar Future Put Option	12/19/2006	95.50	20	(22)
Put Swaption, 3 month LIBOR versus 5% fixed	12/20/2006	4.50	103	(45)
Call Swaption, 3 month LIBOR versus 5% fixed	12/22/2006	4.85	70	(101)
Eurodollar Future Put Option	3/19/2007	95.25	23	(19)
				$ (921)

Summary of Written Call Options (in thousands except contracts):
	Number of Contracts	Premiums

JNL/PIMCO Total Return Bond Fund
Options outstanding at December 31, 2004	466	$ 192
Options written during the period	3,678	1,767
Options closed during the period	(6)	(31)
Options exercised during the period	(44)	(10)
Options expired during the period	(2,475)	(816)
Options outstanding at December 31, 2005	1,619	$ 1,102

JNL/Putnam Equity Fund
Options outstanding at December 31, 2004	2,273	$ 3
Options written during the period	47,595	33
Options closed during the period	(1,912)	(1)
Options exercised during the period	(5,060)	(4)
Options expired during the period	(42,896)	(31)
Options outstanding at December 31, 2005	-	$ -

JNL Series Trust
Notes to the Schedule of Investments (in thousands)
December 31, 2005

Summary of Swap Agreements :
			Unrealized
	Notional Amount		Appreciation/(Depreciation)
JNL/PIMCO Total Return Bond Fund
Barclay's Capital
Receive fixed rate equal to 5.00% and pay floating rate
based on 6 month LIBOR, 06/15/07	7,000	GBP	$(8)
Receive fixed rate equal to 5.00% and pay floating rate
based on 3 month LIBOR, 06/21/08	$20,100	USD	30
Receive fixed rate equal to 2.1025% and pay floating rate
based on French CPI Excluding Tobacco, 10/15/10	2,700	EUR	20
Receive fixed rate equal to 5.00% and pay floating rate
based on 6 month LIBOR, 06/16/11	5,400	GBP	163
Goldman Sachs Capital Markets, L.P.
Receive fixed rate equal to 5.00% and pay floating rate
based on 3 month LIBOR, 06/21/11	2,100	USD	12
Receive floating rate based on 6 month LIBOR and pay fixed
rate equal to 2.00%, 06/15/12	129,100	JPY	(23)
Receive fixed rate equal to 5.00% and pay floating rate
based on 3 month LIBOR, 06/21/16	2,000	USD	27
Lehman Brothers Special Financing Inc.
Receive fixed rate equal to 4.50% and pay floating rate
based on 6 month LIBOR, 09/20/09	3,800	GBP	(5)
Receive fixed rate equal to 5.00% and pay floating rate
based on 3 month LIBOR, 12/15/35	300	USD	6
Merrill Lynch Capital Services, Inc.
Receive floating rate based on 6 month LIBOR and pay fixed
rate equal to 4.00%, 12/15/35	100	GBP	(1)
Morgan Stanley Capital Services Inc.
Receive floating rate based on 6 month LIBOR and pay fixed
rate equal to 2.00%, 06/15/12	130,000	JPY	(35)
UBS Warburg AG
Receive fixed rate equal to 5.00% and pay floating rate
based on 3 month LIBOR, 06/21/11	2,000	USD	1
Receive floating rate based on 6 month LIBOR and pay fixed
rate equal to 2.00%, 06/15/12	380,000	JPY	(125)
			$ 62

Summary of Securities Sold Short :
	Par Amount		Market Value
JNL/Mellon Capital Management Bond Index Fund
Federal Home Loan Mortgage Corp., 5.00%, TBA	$(2,400)		$(1,484)
Federal National Mortgage Association, 5.00%, TBA	(1,500)		(2,906)
Federal National Mortgage Association, 5.00%, TBA	(3,000)		(5,643)
Federal National Mortgage Association, 5.50%, TBA	(5,700)		(2,323)
Total (proceeds $12,344)			$ (12,356)

JNL Series Trust
Notes to the Schedule of Investments
December 31, 2005

Summary of Investments by Country:
					JNL/Mellon
	JNL/AIM	JNL/FMR			Capital	JNL/	JNL/Select	JNL/Select	JNL/T.Rowe	JNL/T.Rowe
	Large Cap	Capital	JNL/JPMorgan	JNL/JPMorgan	Management	Oppenheimer	Global	Large Cap	Price	Price
	Growth	Growth	International	International	International	Global Growth	Growth	Growth	Established	Value
	Fund	Fund	Equity Fund	Value Fund	Index Fund	Fund	Fund	Fund	Growth Fund	Fund

Australia	- %	- %	1.2%	1.6%	5.0%	0.5%	- %	- %	1.0%	- %
Austria	-	-	-	-	0.4	-	-	-	-	-
Belgium	-	-	2.0	-	1.2	-	0.6	-	-	-
Bermuda	-	0.9	-	-	-	0.4	-	-	1.8	1.6
Brazil	1.1	2.1	1.5	1.7	-	2.1	1.0	-	-	-
Canada	-	4.8	-	-	-	1.8	3.5	4.0	1.3	1.4
China	-	-	-	-	-	-	-	-	-	-
Denmark	-	-	-	-	0.7	0.3	-	-	-	-
Finland	0.8	2.7	1.4	1.9	1.4	0.5	1.8	-	0.7	1.2
France	-	-	10.4	12.1	8.9	5.7	1.6	2.6	1.4	1.8
Germany	-	-	5.9	6.4	6.5	4.2	7.8	-	-	-
Greece	-	0.6	-	0.9	0.6	-	-	-	-	-
Hong Kong	-	0.5	0.7	1.3	1.6	1.3	-	-	-	-
India	-	-	-	-	-	2.9	-	-	-	-
Indonesia	-	0.7	-	-	-	-	-	-	-	-
Ireland	-	-	0.7	-	0.8	0.4	0.7	-	0.9	-
Israel	-	0.4	-	-	-	-	1.3	-	-	-
Italy	-	-	5.0	7.4	3.7	-	1.7	-	-	-
Japan	2.1	-	22.5	21.0	24.7	11.3	10.8	-	-	1.0
Luxembourg	-	-	-	1.2	0.2	-	1.5	-	-	-
Mexico	1.8	-	0.8	-	-	1.9	3.0	1.0	1.4	-
Netherlands	-	-	5.2	6.3	3.4	2.3	1.1	-	-	1.9
New Zealand	-	-	-	-	0.2	-	-	-	-	-
Norway	-	-	-	2.0	0.6	0.2	-	-	-	1.2
Philippines	-	1.2	-	-	-	-	-	-	-	-
Portugal	-	-	-	-	0.2	0.3	-	-	-	-
Russia	-	-		0.7	-	-	-	-	-	-
Singapore	-	-	-	1.0	0.8	0.4	-	-	-	-
South Korea	0.9	-	1.1	3.0	-	2.5	3.1	-	0.5	-
Spain	-	-	2.2	-	3.6	0.7	-	-	0.4	-
Sweden	-	-	1.3	1.1	2.3	4.6	1.6	-	-	-
Switzerland	5.5	-	11.6	4.8	6.6	3.1	7.2	2.5	3.9	-
Taiwan	-	-	-	-	-	0.7	-	-	-	-
United Kingdom	0.7	0.3	24.5	20.5	23.0	11.5	10.7	4.7	0.7	1.0
United States	87.1	85.8	2.0	5.1	3.6	40.4	41.0	85.2	86.0	88.9

Total
Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

JNL Series Trust
Notes to the Schedule of Investments (in thousands)
December 31, 2005

Summary of Open Forward Foreign Currency Contracts:

Currency	Settlement	Notional	Currency	Unrealized	Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)	Purchased/Sold	Date	Amount	Value	Gain/(Loss)

JNL/AIM Large Cap Growth Fund					JNL/JPMorgan International Value Fund (continued)
CHF/USD	1/3/2006	1,201 CHF	$ 914	$ 3	USD/EUR	2/22/2006	(23,364) EUR	$ (27,733)	$ (269)
JPY/USD	1/4/2006	221,122 JPY	1,875	(2)	USD/GBP	2/22/2006	(1,984) GBP	(3,413)	33
			$ 2,789	$ 1	USD/HKD	2/22/2006	(3,919) HKD	(506)	-
					USD/JPY	2/22/2006	(243,103) JPY	(2,074)	20
JNL/AIM Real Estate Fund					USD/JPY	2/22/2006	(391,572) JPY	(3,341)	(27)
AUD/USD	1/3/2006	26 AUD	$ 19	$ -	USD/NOK	2/22/2006	(7,879) NOK	(1,172)	-
GBP/USD	1/3/2006	15 GBP	26	-	USD/SGD	2/22/2006	(2,965) SGD	(1,787)	(19)
JPY/USD	1/4/2006	1,051 JPY	9	-				$ 9,975	$ (19)
SGD/USD	1/3/2006	11 SGD	6	-
			$ 60	$ -	JNL/Mellon Capital Management International Index Fund
					EUR/USD	3/16/2006	1,461 EUR	$ 1,736	$ 7
JNL/FMR Balanced Fund					EUR/USD	3/16/2006	1,249 EUR	1,484	(11)
JPY/USD	1/4/2006	1,390 JPY	$ 12	$ -	GBP/USD	3/16/2006	1,810 GBP	3,114	(43)
USD/CAD	1/3/2006	(4) CAD	(3)	-	JPY/USD	3/16/2006	80,128 JPY	686	14
USD/CAD	1/4/2006	(8) CAD	(7)	-	JPY/USD	3/16/2006	96,740 JPY	828	(8)
USD/EUR	1/3/2006	(2) EUR	(3)	-				$ 7,848	$ (41)
USD/EUR	1/3/2006	(7) EUR	(8)	-
USD/JPY	1/4/2006	(1,797) JPY	(15)	-	JNL/Oppenheimer Global Growth Fund
			$ (24)	$ -	USD/BRL	1/3/2006	(166) BRL	$ (71)	$ -
					USD/INR	1/3/2006	(3,894) INR	(87)	-
JNL/FMR Capital Growth Fund								$ (158)	$ -
USD/GBP	1/3/2006	(30) GBP	$ (52)	$ -
			$ (52)	$ -	JNL/PIMCO Total Return Bond Fund
					BRL/USD	2/3/2006	274 BRL	$ 116	$ (6)
					CLP/USD	2/2/2006	49,818 CLP	97	4
JNL/JPMorgan International Value Fund					CLP/USD	2/2/2006	18,986 CLP	37	-
AUD/CHF	2/22/2006	1,192 AUD	$ 872	$ -	CLP/USD	2/16/2006	110,252 CLP	214	10
AUD/EUR	2/22/2006	1,931 AUD	1,413	(9)	EUR/USD	1/18/2006	4,491 EUR	5,321	(5)
AUD/JPY	2/22/2006	711 AUD	520	2	GBP/JPY	1/12/2006	422 GBP	727	(14)
AUD/USD	2/22/2006	1,660 AUD	1,215	(13)	GBP/USD	1/12/2006	412 GBP	709	1
AUD/USD	2/22/2006	6,917 AUD	5,061	35	INR/USD	2/24/2006	3,104 INR	69	2
CHF/USD	2/22/2006	2,919 CHF	2,234	(3)	INR/USD	3/20/2006	6,446 INR	143	(3)
CHF/USD	2/22/2006	513 CHF	392	2	JPY/USD	1/10/2006	582,463 JPY	4,943	(2)
EUR/AUD	2/22/2006	(147) EUR	(108)	(1)	KRW/USD	1/26/2006	160,800 KRW	159	2
EUR/AUD	2/22/2006	(754) EUR	(552)	12	KRW/USD	2/24/2006	252,734 KRW	250	6
EUR/CHF	2/22/2006	(1,385) EUR	(1,059)	2	KRW/USD	3/21/2006	118,000 KRW	117	2
EUR/GBP	2/22/2006	1,130 EUR	1,342	14	MXN/USD	2/28/2006	1,368 MXN	128	2
EUR/JPY	2/22/2006	384 EUR	456	(4)	MXN/USD	2/28/2006	478 MXN	45	-
EUR/NOK	2/22/2006	1,479 EUR	1,756	-	MXN/USD	3/23/2006	1,123 MXN	105	4
EUR/SEK	2/22/2006	506 EUR	601	(7)	PEN/USD	2/22/2006	260 PEN	76	(4)
EUR/SEK	2/22/2006	473 EUR	561	1	PEN/USD	2/24/2006	309 PEN	90	(1)
EUR/USD	1/3/2006	543 EUR	642	-	PEN/USD	3/13/2006	350 PEN	102	(4)
EUR/USD	2/22/2006	7,226 EUR	8,577	35	PLN/USD	2/24/2006	247 PLN	76	3
GBP/JPY	2/22/2006	627 GBP	1,078	(24)	RUB/USD	1/31/2006	2,119 RUB	74	-
GBP/NOK	2/22/2006	892 GBP	1,534	(12)	RUB/USD	2/13/2006	3,531 RUB	123	1

GBP/USD	2/22/2006	849 GBP	1,461	1	RUB/USD	2/13/2006	2,153 RUB	75	(1)
GBP/USD	2/22/2006	8,524 GBP	14,659	(66)	RUB/USD	3/22/2006	3,058 RUB	106	(2)
HKD/USD	2/22/2006	16,076 HKD	2,074	-	SGD/USD	1/26/2006	126 SGD	76	(1)
JPY/AUD	2/22/2006	(826) JPY	(605)	(7)	SGD/USD	2/24/2006	206 SGD	124	2
JPY/GBP	2/22/2006	(387) JPY	(666)	16	SGD/USD	2/24/2006	129 SGD	78	-
JPY/USD	2/22/2006	771,228 JPY	6,581	90	SGD/USD	3/20/2006	171 SGD	103	-
NOK/USD	1/3/2006	1,352 NOK	200	-	SKK/USD	3/2/2006	3,997 SKK	125	3
NOK/USD	2/22/2006	5,105 NOK	759	(8)	SKK/USD	3/2/2006	2,466 SKK	77	(1)
SEK/EUR	2/22/2006	(1,219) SEK	(1,447)	16	SKK/USD	3/27/2006	3,350 SKK	105	(1)
SEK/USD	2/22/2006	30,626 SEK	3,872	123	TWD/USD	2/24/2006	2,441 TWD	75	2
SGD/USD	2/22/2006	3,785 SGD	2,281	48	TWD/USD	2/24/2006	2,510 TWD	77	(2)
USD/CHF	2/22/2006	(1,697) CHF	(1,298)	2	TWD/USD	3/21/2006	3,331 TWD	103	1
USD/CHF	2/22/2006	(5,757) CHF	(4,405)	(2)

JNL Series Trust
Notes to the Schedule of Investments (in thousands)
December 31, 2005

Summary of Open Forward Foreign Currency Contracts (continued):

Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)

JNL/PIMCO Total Return Bond Fund (continued)
USD/CAD	1/12/2006	(201) CAD	$ (173)	$ (4)
USD/EUR	1/18/2006	(25,066) EUR	(29,698)	(188)
USD/EUR	1/18/2006	(2,606) EUR	(3,088)	1
USD/JPY	1/10/2006	(49,403) JPY	(419)	(8)
ZAR/USD	2/3/2006	163 ZAR	26	1
			$ (18,334)	$ (200)

JNL/Select Global Growth Fund
USD/GBP	1/3/2006	(22) GBP	$ (39)	$ -
USD/GBP	1/4/2006	(76) GBP	(131)	-
USD/GBP	1/5/2006	(38) GBP	(65)	-
			$ (235)	$ -

JNL/T.Rowe Price Established Growth Fund
GBP/USD	1/4/2006	161 GBP	$ 278	$ (1)
GBP/USD	1/5/2006	44 GBP	76	-
USD/KRW	1/3/2006	(595,812) KRW	(589)	1
			$ (235)	$ -

JNL/T.Rowe Price Value Fund
USD/GBP	1/3/2006	(469) GBP	$ (807)	$ (4)
USD/GBP	1/4/2006	(627) GBP	(1,079)	(2)
USD/GBP	1/5/2006	(51) GBP	(89)	-
			$ (1,975)	$ (6)

JNL Series Trust
Notes to the Schedule of Investments
December 31, 2005

Schedule of Futures Contracts (in thousands except contracts):
	Contracts	Unrealized
	Long/	Appreciation/
	(Short)	(Depreciation)

JNL/JPMorgan International Value Fund
Dow Jones Euro Stoxx 50 Future
Expiration March 2006	100	$ 76
FTSE 100 Index Future
Expiration March 2006	41	47
Topix Japanese Yen Future
Expiration March 2006	21	83
		$ 206

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
S&P 500 Future
Expiration March 2006	7	$ (33)

JNL/Mellon Capital Management International Index Fund
Dow Jones Euro Stoxx 50 Future
Expiration March 2006	109	$ 46
FTSE 100 Index Future
Expiration March 2006	40	50
Topix Japanese Yen Future
Expiration March 2006	20	63
		$ 159

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
S&P MidCap 400 E-Mini Future
Expiration March 2006	109	$ (39)

JNL/Mellon Capital Management S&P 500 Index Fund
S&P 500 E-Mini Future
Expiration March 2006	263	$ (238)

JNL/Mellon Capital Management Small Cap Index Fund
Russell 2000 Mini Index Future
Expiration March 2006	53	$ (29)

JNL Series Trust
Notes to the Schedule of Investments
December 31, 2005

Schedule of Futures Contracts (in thousands except contracts):

	Contracts			Unrealized
	Long/	Notional		Appreciation/
	(Short)	Amount		(Depreciation)

JNL/PIMCO Total Return Bond Fund
Euro Bobl Government Note Future, 5-Year, 6.00%
Expiration March 2006		(14,500)	EUR	$ 20
Eurodollar Future
Expiration March 2006		6,400	USD	(12)
Eurodollar Future
Expiration March 2007		39,200	USD	(8)
Eurodollar Future
Expiration June 2006		6,400	USD	(12)
Eurodollar Future
Expiration June 2007		23,600	USD	(14)
Eurodollar Future
Expiration September 2006		10,600	USD	(71)
Eurodollar Future
Expiration September 2007		13,600	USD	(2)
Eurodollar Future
Expiration December 2006		61,700	USD	81
Libor Future
Expiration December 2006		(9,000)	GBP	(1)
U.S. Treasury Bond Future, 20-Year, 6.00%,
Expiration March 2006		2,000	USD	32
U.S. Treasury Note Future, 5-Year, 6.00%,
Expiration March 2006		61,700	USD	47
U.S. Treasury Note Future, 10-Year, 6.00%,
Expiration March 2006		15,800	USD	139
				$ 199

JNL/Salomon Brothers Strategic Bond Fund
U.S. Treasury Note Future, 2-Year, 6.00%,
Expiration March 2006		$ 8,200		$ 5
U.S. Treasury Note Future, 5-Year, 6.00%,
Expiration March 2006		(7,600)		(39)
U.S. Treasury Note Future, 10-Year, 6.00%,
Expiration March 2006		(7,000)		(69)
				$ (103)

JNL/Salomon Brothers U.S. Government & Quality Bond Fund
U.S. Treasury Note Future, 5-Year, 6.00%,
Expiration March 2006		$ 5,800		$ 25
U.S. Treasury Note Future, 10-Year, 6.00%,
Expiration March 2006		(14,200)		(142)
				$ (117)

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2005

	JNL/AIM	JNL/AIM	JNL/AIM	JNL/Alger	JNL/Eagle	JNL/Eagle
	Large Cap	Real Estate	Small Cap	Growth	Core Equity	SmallCap
Assets	Growth Fund	Fund	Growth Fund	Fund	Fund	Equity Fund

Investments - unaffiliated, at value (a) (b)	$ 363,949	$ 77,703	$ 54,286	$ 265,442	$ 236,545	$ 180,230
Investments - affiliated, at value and cost	7,416	4,962	1,813	4,739	13,783	4,594
Cash	-	2	-	-	-	-
Foreign currency (c)	-	-	-	12	-	-
Receivables:
Dividends and interest	286	342	18	206	317	20
Forward currency contracts	3	-	-	-	-	-
Foreign taxes recoverable	2	-	-	-	1	-
Fund shares sold	507	1,175	56	49	2,145	65
Investment securities sold	8,950	-	43	-	1,457	567
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Total assets	381,113	84,184	56,216	270,448	254,248	185,476
						.
Liabilities
Payables:
Administrative fees	31	7	4	22	21	14
Advisory fees	216	48	36	151	139	103
Investment securities purchased (Note 2)	11,301	699	54	-	2,752	3,220
Dividends	-	-	-	-	2,113	-
Forward currency contracts	2	-	-	-	-	-
Fund shares redeemed	352	113	18	205	145	192
Trustee fees	2	-	1	3	2	2
Other expenses	2	-	-	2	1	1
Unrealized depreciation on swap agreements	-	-	-	-	-	-
12b-1 service fee (Class A)	62	13	9	43	42	28
Variation margin	-	-	-	-	-	-
Investment securities sold short, at value (d)	-	-	-	-	-	-
Options written, at value (e)	-	-	-	-	-	-
Return of collateral for securities loaned	7,492	3,949	6,160	18,945	4,613	22,300
Total liabilities	19,460	4,829	6,282	19,371	9,828	25,860
Net assets	$ 361,653	$ 79,355	$ 49,934	$ 251,077	$ 244,420	$ 159,616

Net assets consist of:
Paid-in capital	$ 312,014	$ 70,476	$ 39,069	$ 310,347	$ 239,855	$ 126,643
Undistributed (excess of distributions over)
net investment income	88	932	-	39	123	-
Accumulated net realized gain (loss)	(409)	1,674	4,145	(78,200)	(11,340)	1,275
Net change in unrealized appreciation or depreciation on:
investments, foreign currency related
transactions and futures	49,960	6,273	6,720	18,891	15,782	31,698
	$ 361,653	$ 79,355	$ 49,934	$ 251,077	$ 244,420	$ 159,616

Class A
Net assets	$ 361,417	$ 79,209	$ 49,776	$ 250,938	$ 244,280	$ 159,471
Shares outstanding (no par value),
unlimited shares authorized	28,893	6,768	3,680	14,429	15,930	7,924
Net asset value per share	$ 12.51	$ 11.70	$ 13.52	$ 17.39	$ 15.33	$ 20.13

Class B
Net assets	$ 236	$ 146	$ 158	$ 139	$ 140	$ 145

Shares outstanding (no par value),
unlimited shares authorized	19	13	12	8	9	7
Net asset value per share	$ 12.55	$ 11.72	$ 13.57	$ 17.43	$ 15.42	$ 20.22

(a) Including securities on loan of:	$ 7,270	$ 3,860	$ 5,926	$ 18,279	$ 4,460	$ 21,530
(b) Investments - unaffiliated, at cost	313,988	71,430	47,566	246,551	220,763	148,532
(c) Foreign currency cost	-	-	-	12	-	-
(d) Proceeds from securities sold short	-	-	-	-	-	-
(e) Premiums from options written	-	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2005

	JNL/FMR	JNL/FMR	JNL/Franklin	JNL/Goldman	JNL/JPMorgan	JNL/JPMorgan
	Balanced	Capital	Templeton Small	Sachs Mid Cap	International	International
Assets	Fund	Growth Fund	Cap Value Fund	Value Fund	Equity Fund	Value Fund

Investments - unaffiliated, at value (a) (b)	$ 166,125	$ 253,353	$ 62,254	$ 87,681	$ 208,243	$ 226,979
Investments - affiliated, at value and cost	3,563	9,178	13,530	2,332	3,918	11,341
Cash	1	5	-	-	-	-
Foreign currency (c)	7	-	-	-	73	1,446
Receivables:
Dividends and interest	472	191	85	148	263	171
Forward currency contracts	-	-	-	-	-	526
Foreign taxes recoverable	1	-	-	-	89	5
Fund shares sold	7	94	191	154	302	1,208
Investment securities sold	131	2,108	-	29	-	5,838
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Total assets	170,307	264,929	76,060	90,344	212,888	247,514

Liabilities
Payables:
Administrative fees	11	18	6	7	26	29
Advisory fees	76	130	53	54	121	137
Investment securities purchased (Note 2)	155	1,939	97	166	-	7,270
Dividends	-	-	-	-	-	-
Forward currency contracts	-	-	-	-	-	545
Fund shares redeemed	74	476	91	145	221	327
Trustee fees	1	2	-	-	1	1
Other expenses	-	1	1	1	2	2
Unrealized depreciation on swap agreements	-	-	-	-	-	-
12b-1 service fee (Class A)	22	37	4	15	34	39
Variation margin	-	-	-	-	-	105
Investment securities sold short, at value (d)	-	-	-	-	-	-
Options written, at value (e)	-	-	-	-	-	-
Return of collateral for securities loaned	41,929	45,025	3,270	4,016	10,795	4,776
Total liabilities	42,268	47,628	3,522	4,404	11,200	13,231
Net assets	$ 128,039	$ 217,301	$ 72,538	$ 85,940	$ 201,688	$ 234,283

Net assets consist of:
Paid-in capital	$ 111,223	$ 519,642	$ 67,192	$ 78,307	$ 196,387	$ 187,190
Undistributed (excess of distributions over)
net investment income	1,392	-	159	461	18	2,790
Accumulated net realized gain (loss)	2,040	(317,808)	1,069	1,942	(20,235)	11,109
Net change in unrealized appreciation or depreciation on:
investments, foreign currency related
transactions and futures	13,384	15,467	4,118	5,230	25,518	33,194
	$ 128,039	$ 217,301	$ 72,538	$ 85,940	$ 201,688	$ 234,283

Class A
Net assets	$ 127,908	$ 217,173	$ 72,399	$ 85,789	$ 201,554	$ 234,118
Shares outstanding (no par value),
unlimited shares authorized	11,599	13,091	6,566	7,533	16,756	21,406
Net asset value per share	$ 11.03	$ 16.59	$ 11.03	$ 11.39	$ 12.03	$ 10.94

Class B

Net assets	$ 131	$ 128	$ 139	$ 151	$ 134	$ 165
Shares outstanding (no par value),
unlimited shares authorized	12	8	12	13	11	15
Net asset value per share	$ 11.14	$ 16.65	$ 11.04	$ 11.40	$ 12.08	$ 11.07

(a) Including securities on loan of:	$ 41,110	$ 43,307	$ 3,110	$ 3,903	$ 10,278	$ 4,603
(b) Investments - unaffiliated, at cost	152,741	237,886	58,136	82,451	182,719	193,955
(c) Foreign currency cost	8	-	-	-	72	1,462
(d) Proceeds from securities sold short	-	-	-	-	-	-
(e) Premiums from options written	-	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2005
				JNL/Mellon
			JNL/Mellon	Capital	JNL/Mellon	JNL/Mellon
			Capital	Management	Capital	Capital
	JNL/Lazard	JNL/Lazard	Management	Enhanced	Management	Management
	Mid Cap	Small Cap	Bond Index	S&P 500 Stock	International	S&P 400 MidCap
Assets	Value Fund	Value Fund	Fund	Index Fund	Index Fund	Index Fund

Investments - unaffiliated, at value (a) (b)	$ 241,970	$ 212,057	$ 193,235	$ 60,629	$ 284,083	$ 280,933
Investments - affiliated, at value and cost	14,783	5,287	10,753	3,427	34,867	64,038
Cash	-	10	43	-	-	2
Foreign currency (c)	-	-	-	-	1,045	-
Receivables:
Dividends and interest	197	139	1,849	89	303	205
Forward currency contracts	-	-	-	-	21	-
Foreign taxes recoverable	-	-	-	-	55	-
Fund shares sold	235	148	463	115	421	261
Investment securities sold	34	510	22,543	133	-	2,681
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Variation margin	-	-	-	-	-	3
Total assets	257,219	218,151	228,886	64,393	320,795	348,123

Liabilities
Payables:
Administrative fees	19	17	15	5	36	25
Advisory fees	140	128	44	26	73	72
Investment securities purchased (Note 2)	5,330	976	29,718	327	-	792
Dividends	-	-	-	-	-	-
Forward currency contracts	-	-	-	-	62	-
Fund shares redeemed	738	553	73	17	647	607
Trustee fees	2	2	1	1	1	2
Other expenses	-	1	-	1	-	3
Unrealized depreciation on swap agreements	-	-	-	-	-	-
12b-1 service fee (Class A)	39	34	30	11	49	49
Variation margin	-	-	-	9	106	20
Investment securities sold short, at value (d)	-	-	12,356	-	-	-
Options written, at value (e)	-	-	-	-	-	-
Return of collateral for securities loaned	21,963	18,386	5,960	1,764	24,770	57,822
Total liabilities	28,231	20,097	48,197	2,161	25,744	59,392
Net assets	$ 228,988	$ 198,054	$ 180,689	$ 62,232	$ 295,051	$ 288,731

Net assets consist of:
Paid-in capital	$ 213,382	$ 183,237	$ 177,544	$ 50,421	$ 245,709	$ 239,502
Undistributed (excess of distributions over)
net investment income	184	55	4,939	940	3,493	971
Accumulated net realized gain (loss)	(935)	1,173	(952)	6,532	1,117	6,084
Net change in unrealized appreciation or depreciation on:
investments, foreign currency related
transactions and futures	16,357	13,589	(842)	4,339	44,732	42,174
	$ 228,988	$ 198,054	$ 180,689	$ 62,232	$ 295,051	$ 288,731

Class A
Net assets	$ 228,735	$ 197,826	$ 180,542	$ 62,053	$ 294,677	$ 288,486
Shares outstanding (no par value),
unlimited shares authorized	16,891	15,496	16,801	7,456	21,688	20,302
Net asset value per share	$ 13.54	$ 12.77	$ 10.75	$ 8.32	$ 13.59	$ 14.21

Class B

Net assets	$ 253	$ 228	$ 147	$ 179	$ 374	$ 245
Shares outstanding (no par value),

unlimited shares authorized	19	18	14	21	28	17
Net asset value per share	$ 13.61	$ 12.83	$ 10.70	$ 8.28	$ 13.60	$ 14.22

(a) Including securities on loan of:	$ 21,087	$ 17,608	$ 5,861	$ 1,706	$ 23,531	$ 55,628
(b) Investments - unaffiliated, at cost	225,613	198,468	194,065	56,257	239,435	238,720
(c) Foreign currency cost	-	-	-	-	1,075	-
(d) Proceeds from securities sold short	-	-	(12,344)	-	-	-
(e) Premiums from options written	-	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2005

	JNL/Mellon	JNL/Mellon
	Capital	Capital	JNL/
	Management	Management	Oppenheimer	JNL/	JNL/PIMCO	JNL/Putnam
	S&P 500 Index	Small Cap	Global	Oppenheimer	Total Return	Equity
Assets	Fund	Index Fund	Growth Fund	Growth Fund	Bond Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 413,137	$ 234,513	$ 309,628	$ 28,987	$ 675,765	$ 176,188
Investments - affiliated, at value and cost	38,129	35,749	7,342	263	-	-
Cash	-	90	-	-	2	4
Foreign currency (c)	-	-	22	-	1,136	-
Receivables:
Dividends and interest	590	314	518	13	2,066	122
Forward currency contracts	-	-	-	-	47	-
Foreign taxes recoverable	-	-	8	-	-	-
Fund shares sold	331	200	400	40	1,201	132
Investment securities sold	21	42	246	333	46,778	206
Unrealized appreciation on swap agreements (f)	-	-	-	-	349	-
Variation margin	-	-	-	-	-	-
Total assets	452,208	270,908	318,164	29,636	727,344	176,652

Liabilities
Payables:
Administrative fees	36	21	37	3	47	14
Advisory fees	106	59	171	16	238	93
Investment securities purchased (Note 2)	421	-	119	332	144,532	72
Dividends	-	-	-	-	-	-
Forward currency contracts	-	-	-	-	247	-
Fund shares redeemed	957	360	830	39	488	192
Trustee fees	3	1	2	-	4	2
Other expenses	4	-	1	-	3	2
Unrealized depreciation on swap agreements (f)	-	-	-	-	288	-
12b-1 service fee (Class A)	73	41	49	5	95	28
Variation margin	70	11	-	-	137	-
Investment securities sold short, at value (d)	-	-	-	-	-	-
Options written, at value (e)	-	-	-	-	921	-
Return of collateral for securities loaned	22,626	32,707	27,361	818	8,278	14,244
Total liabilities	24,296	33,200	28,570	1,213	155,278	14,647
Net assets	$ 427,912	$ 237,708	$ 289,594	$ 28,423	$ 572,066	$ 162,005

Net assets consist of:
Paid-in capital	$ 384,893	$ 203,761	$ 217,218	$ 26,141	$ 566,823	$ 254,251
Undistributed (excess of distributions over)
net investment income	296	1,029	1,372	-	6,802	552
Accumulated net realized gain (loss)	(1,935)	4,593	10,399	(1,132)	(596)	(105,463)
Net change in unrealized appreciation or depreciation on:
investments, foreign currency related
transactions and futures	44,658	28,325	60,605	3,414	(963)	12,665
	$ 427,912	$ 237,708	$ 289,594	$ 28,423	$ 572,066	$ 162,005

Class A
Net assets	$ 427,375	$ 237,460	$ 289,390	$ 28,286	$ 571,892	$ 161,881
Shares outstanding (no par value),
unlimited shares authorized	40,027	17,673	21,386	3,007	48,899	8,069
Net asset value per share	$ 10.68	$ 13.44	$ 13.53	$ 9.41	$ 11.70	$ 20.06

Class B

Net assets	$ 537	$ 248	$ 204	$ 137	$ 174	$ 124
Shares outstanding (no par value),
unlimited shares authorized	50	19	15	14	16	6
Net asset value per share	$ 10.76	$ 13.42	$ 13.57	$ 9.43	$ 11.91	$ 20.10

(a) Including securities on loan of:	$ 21,782	$ 31,006	$ 26,186	$ 784	$ 7,928	$ 13,544
(b) Investments - unaffiliated, at cost	368,242	206,158	249,023	25,573	677,003	163,523
(c) Foreign currency cost	-	-	22	-	1,138	-
(d) Proceeds from securities sold short	-	-	-	-	-	-
(e) Premiums from options written	-	-	-	-	1,102	-
(f) Including receivable for swap agreements:	-	-	-	-	1	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2005

			JNL/S&P	JNL/S&P		JNL/S&P
	JNL/Putnam	JNL/Putnam	Managed	Managed	JNL/S&P	Managed
	Midcap	Value	Aggressive	Conservative	Managed	Moderate
Assets	Growth Fund	Equity Fund	Growth Fund	Fund	Growth Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 41,341	$ 192,414	$ -	$ -	$ -	$ -
Investments - affiliated, at value (f)	-	-	657,645	79,444	1,057,025	156,114
Cash	-	-	-	-	-	-
Foreign currency (c)	-	-	-	-	-	-
Receivables:
Dividends and interest	23	221	349	843	3,244	1,210
Forward currency contracts	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	-
Fund shares sold	62	1,890	552	391	3,316	512
Investment securities sold	-	166	-	-	-	-
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Total assets	41,426	194,691	658,546	80,678	1,063,585	157,836

Liabilities
Payables:
Administrative fees	3	16	28	3	46	6
Advisory fees	24	103	66	9	94	17
Investment securities purchased (Note 2)	-	2,049	-	-	-	-
Dividends	-	-	349	-	2,895	-
Forward currency contracts	-	-	-	-	-	-
Fund shares redeemed	29	110	774	24	731	94
Trustee fees	-	2	5	-	7	-
Other expenses	-	2	4	-	6	-
Unrealized depreciation on swap agreements	-	-	-	-	-	-
12b-1 service fee (Class A)	6	31	-	-	-	-
Variation margin	-	-	-	-	-	-
Investment securities sold short, at value (d)	-	-	-	-	-	-
Options written, at value (e)	-	-	-	-	-	-
Return of collateral for securities loaned	4,841	10,908	-	-	-	-
Total liabilities	4,903	13,221	1,226	36	3,779	117
Net assets	$ 36,523	$ 181,470	$ 657,320	$ 80,642	$ 1,059,806	$ 157,719

Net assets consist of:
Paid-in capital	$ 48,033	$ 191,192	$ 666,893	$ 78,237	$ 959,982	$ 151,425
Undistributed (excess of distributions over)
net investment income	-	53	2,893	2,229	5,238	3,415
Accumulated net realized gain (loss)	(16,835)	(23,976)	(105,719)	635	(26,981)	1,313

Net change in unrealized appreciation or depreciation on:
investments, foreign currency related
transactions and futures	5,325	14,201	93,253	(459)	121,567	1,566
	$ 36,523	$ 181,470	$ 657,320	$ 80,642	$ 1,059,806	$ 157,719

Class A
Net assets	$ 36,392	$ 181,363	$ 657,320	$ 80,642	$ 1,059,806	$ 157,719
Shares outstanding (no par value),
unlimited shares authorized	4,012	10,027	51,359	7,536	84,363	14,288
Net asset value per share	$ 9.07	$ 18.09	$ 12.80	$ 10.70	$ 12.56	$ 11.04

Class B
Net assets	$ 131	$ 107	n/a	n/a	n/a	n/a
Shares outstanding (no par value),
unlimited shares authorized	14	6	n/a	n/a	n/a	n/a
Net asset value per share	$ 9.11	$ 18.20	n/a	n/a	n/a	n/a

(a) Including securities on loan of:	$ 4,691	$ 10,531	$ -	$ -	$ -	$ -
(b) Investments - unaffiliated, at cost	36,016	178,213	-	-	-	-
(c) Foreign currency cost	-	-		-	-	-
(d) Proceeds from securities sold short	-	-	-	-	-	-
(e) Premiums from options written	-	-	-	-	-	-
(f) Investments - affiliated, at cost	-	-	564,392	79,903	935,458	154,548

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2005

				JNL/Salomon
	JNL/S&P	JNL/Salomon	JNL/Salomon	Brothers
	Managed	Brothers	Brothers	U.S. Government	JNL/Select	JNL/Select
	Moderate	High Yield	Strategic Bond	& Quality	Balanced	Global Growth
Assets	Growth Fund	Bond Fund	Fund	Bond Fund	Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ -	$ 334,404	$ 548,618	$ 354,567	$ 466,961	$ 203,431
Investments - affiliated, at value (f)	855,959	-	-	-	3,464	827
Cash	-	27	83	-	5	3
Foreign currency (c)	-	-	64	-	-	418
Receivables:
Dividends and interest	4,498	5,392	3,075	1,699	1,385	106
Forward currency contracts	-	-	-	-	-	-
Foreign taxes recoverable	-	-	-	-	-	2
Fund shares sold	5,741	426	19,217	8,876	4,499	29
Investment securities sold	-	-	-	1	-	234
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Variation margin	-	-	16	24	-	-
Total assets	866,198	340,249	571,073	365,167	476,314	205,050

Liabilities
Payables:
Administrative fees	36	23	28	18	34	24
Advisory fees	80	115	174	88	163	119
Investment securities purchased (Note 2)	-	525	145,432	87,735	7,444	706
Dividends	3,924	-	-	-	754	-
Forward currency contracts	-	-	-	-	-	-
Fund shares redeemed	607	602	195	231	486	129
Trustee fees	4	2	2	2	3	2
Other expenses	4	2	2	2	3	2
Unrealized depreciation on swap agreements	-	-	-	-	-	-
12b-1 service fee (Class A)	-	46	56	36	67	33
Variation margin	-	-	3	3	-	-
Investment securities sold short, at value (d)	-	-	-	-	-	-
Options written, at value (e)	-	-	-	-	-	-
Return of collateral for securities loaned	-	62,299	86,067	62,341	70,812	15,320
Total liabilities	4,655	63,614	231,959	150,456	79,766	16,335
Net assets	$ 861,543	$ 276,635	$ 339,114	$ 214,711	$ 396,548	$ 188,715

Net assets consist of:
Paid-in capital	$ 795,046	$ 330,183	$ 341,598	$ 215,033	$ 357,246	$ 321,053
Undistributed (excess of distributions over)
net investment income	2,833	193	366	-	7,550	421
Accumulated net realized gain (loss)	(4,385)	(50,876)	(995)	(283)	4,937	(153,373)
Net change in unrealized appreciation or depreciation on:
investments, foreign currency related
transactions and futures	68,049	(2,865)	(1,855)	(39)	26,815	20,614
	$ 861,543	$ 276,635	$ 339,114	$ 214,711	$ 396,548	$ 188,715

Class A
Net assets	$ 861,543	$ 276,421	$ 338,943	$ 214,590	$ 396,350	$ 188,593
Shares outstanding (no par value),
unlimited shares authorized	71,043	34,754	30,587	19,377	25,164	9,582
Net asset value per share	$ 12.13	$ 7.95	$ 11.08	$ 11.07	$ 15.75	$ 19.68

Class B

Net assets	n/a	$ 214	$ 171	$ 121	$ 198	$ 122
Shares outstanding (no par value),
unlimited shares authorized	n/a	26	15	10	13	6
Net asset value per share	n/a	$ 8.12	$ 11.49	$ 11.50	$ 15.64	$ 19.76

(a) Including securities on loan of:	$ -	$ 60,789	$ 83,795	$ 61,452	$ 69,343	$ 14,733
(b) Investments - unaffiliated, at cost	-	337,269	550,361	354,489	440,146	182,816
(c) Foreign currency cost	-	-	73	-	-	418
(d) Proceeds from securities sold short	-	-	-	-	-	-
(e) Premiums from options written	-	-	-	-	-	-
(f) Investments - affiliated, at cost	787,910	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2005

				JNL/T.Rowe	JNL/T.Rowe	JNL/T.Rowe
	JNL/Select	JNL/Select		Price	Price	Price
	Large Cap	Money	JNL/Select	Established	Mid-Cap	Value
Assets	Growth Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 243,215	$ 267,693	$ 301,191	$ 790,488	$ 748,641	$ 590,762
Investments - affiliated, at value and cost	392	-	4,870	22,471	18,718	4,481
Cash	3	3	-	7	-	-
Foreign currency (c)	-	-	-	-	-	-
Receivables:
Dividends and interest	175	479	455	817	684	883
Forward currency contracts	-	-	-	1	-	-
Foreign taxes recoverable	-	-	-	17	-	-
Fund shares sold	6	1,155	338	728	971	471
Investment securities sold	873	-	-	589	1,591	4,330
Unrealized appreciation on swap agreements	-	-	-	-	-	-
Variation margin	-	-	-	-	-	-
Total assets	244,664	269,330	306,854	815,118	770,605	600,927

Liabilities
Payables:
Administrative fees	19	21	24	63	53	46
Advisory fees	128	58	130	374	377	306
Investment securities purchased (Note 2)	-	-	823	1,845	1,583	3,393
Dividends	-	767	-	-	-	-
Forward currency contracts	-	-	-	1	-	6
Fund shares redeemed	104	3,374	330	502	1,758	1,352
Trustee fees	3	2	2	6	5	4
Other expenses	2	1	1	4	3	3
Unrealized depreciation on swap agreements	-	-	-	-	-	-
12b-1 service fee (Class A)	37	41	47	126	106	93
Variation margin	-	-	-	-	-	-
Investment securities sold short, at value (d)	-	-	-	-	-	-
Options written, at value (e)	-	-	-	-	-	-
Return of collateral for securities loaned	28,224	6,145	27,878	79,451	143,062	50,542
Total liabilities	28,517	10,409	29,235	82,372	146,947	55,745
Net assets	$ 216,147	$ 258,921	$ 277,619	$ 732,746	$ 623,658	$ 545,182

Net assets consist of:
Paid-in capital	$ 493,007	$ 258,921	$ 248,253	$ 676,546	$ 454,273	$ 438,516
Undistributed (excess of distributions over)
net investment income	-	-	1,865	568	-	5,466
Accumulated net realized gain (loss)	(301,510)	-	5,141	(39,192)	2,949	36,434
Net change in unrealized appreciation or depreciation on:
investments, foreign currency related
transactions and futures	24,650	-	22,360	94,824	166,436	64,766
	$ 216,147	$ 258,921	$ 277,619	$ 732,746	$ 623,658	$ 545,182

Class A
Net assets	$ 216,007	$ 258,452	$ 277,461	$ 732,553	$ 623,382	$ 544,901
Shares outstanding (no par value),
unlimited shares authorized	10,473	258,452	16,415	37,690	21,034	39,103
Net asset value per share	$ 20.63	$ 1.00	$ 16.90	$ 19.44	$ 29.64	$ 13.93

Class B

Net assets	$ 140	$ 469	$ 158	$ 193	$ 276	$ 281
Shares outstanding (no par value),
unlimited shares authorized	7	469	9	10	9	20
Net asset value per share	$ 20.71	$ 1.00	$ 16.91	$ 19.50	$ 29.76	$ 14.03

(a) Including securities on loan of:	$ 27,220	$ 6,054	$ 27,127	$ 76,753	$ 137,823	$ 48,766
(b) Investments - unaffiliated, at cost	218,565	267,693	278,831	695,664	582,205	525,990
(c) Foreign currency cost	-	-	-	-	-	-
(d) Proceeds from securities sold short	-	-	-	-	-	-
(e) Premiums from options written	-	-	-	-	-	-

See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2005

	JNL/AIM	JNL/AIM	JNL/AIM	JNL/Alger	JNL/Eagle	JNL/Eagle
	Large Cap	Real Estate	Small Cap	Growth	Core Equity	SmallCap
	Growth Fund	Fund (b)	Growth Fund	Fund	Fund	Equity Fund
Investment income
Dividends (a)	$ 2,960	$ 1,843	$ 180	$ 2,358	$ 4,901	$ 402
Interest	15	1	-	4	89	-
Foreign taxes withheld	(26)	(9)	-	(22)	(19)	(1)
Securities lending	35	3	46	241	35	122
Total investment income	2,984	1,838	226	2,581	5,006	523

Expenses
Administrative fees	286	42	47	252	289	157
Advisory fees	2,014	307	398	1,765	1,884	1,173
Legal fees	5	1	1	6	6	3
Managers fees	6	1	1	6	7	4
Other expenses	11	1	2	9	11	6
12b-1 service fee (Class A)	571	83	93	504	577	314
Total expenses	2,893	435	542	2,542	2,774	1,657
Net investment income (loss)	91	1,403	(316)	39	2,232	(1,134)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments	4,371	1,182	5,314	35,396	20,788	16,748
Foreign currency related items	(2)	1	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	68	20	5	213	132	105
Net change in unrealized appreciation or
depreciation on:
Investments	27,559	6,273	(1,161)	(10,404)	(18,836)	(11,334)
Foreign currency related items	(1)	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	31,995	7,476	4,158	25,205	2,084	5,519

Net increase (decrease) in net assets
from operations	$ 32,086	$ 8,879	$ 3,842	$ 25,244	$ 4,316	$ 4,385

(a) Dividends from affiliated investments	$ 30	$ 8	$ 6	$ 22	$ 47	$ 19
(b) Period from May 2, 2005 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2005

			JNL/Franklin
	JNL/FMR	JNL/FMR	Templeton Small	JNL/Goldman	JNL/JPMorgan	JNL/JPMorgan
	Balanced	Capital	Cap Value	Sachs Mid	International	International
	Fund	Growth Fund	Fund (b)	Cap Value Fund (b)	Equity Fund	Value Fund
Investment income
Dividends (a)	$ 1,115	$ 1,746	$ 587	$ 934	$ 3,992	$ 4,690
Interest	1,389	-	15	1	23	42
Foreign taxes withheld	(11)	(56)	-	-	(437)	(511)
Securities lending	59	157	21	2	55	132
Total investment income	2,552	1,847	623	937	3,633	4,353

Expenses
Administrative fees	115	205	41	45	233	240
Advisory fees	802	1,438	346	337	1,127	1,155
Legal fees	2	4	1	1	3	3
Managers fees	3	5	1	1	3	4
Other expenses	7	9	2	2	7	7
12b-1 service fee (Class A)	229	411	73	90	310	320
Total expenses	1,158	2,072	464	476	1,683	1,729
Net investment income (loss)	1,394	(225)	159	461	1,950	2,624

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments	5,052	20,477	1,069	1,933	11,976	10,053
Foreign currency related items	(2)	(2)	-	-	925	268
Futures contracts and options written	-	-	-	-	-	1,044
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	18	149	-	9	30	34
Net change in unrealized appreciation or
depreciation on:
Investments	4,947	(6,125)	4,118	5,230	7,148	22,587
Foreign currency related items	(1)	-	-	-	(231)	(152)
Futures contracts and options written	-	-	-	-	-	185
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	10,014	14,499	5,187	7,172	19,848	34,019

Net increase (decrease) in net assets
from operations	$ 11,408	$ 14,274	$ 5,346	$ 7,633	$ 21,798	$ 36,643

(a) Dividends from affiliated investments	$ -	$ 26	$ 40	$ 11	$ 14	$ 24
(b) Period from May 2, 2005 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2005
				JNL/Mellon
			JNL/Mellon	Capital	JNL/Mellon	JNL/Mellon
			Capital	Management	Capital	Capital
	JNL/Lazard	JNL/Lazard	Management	Enhanced	Management	Management
	Mid Cap	Small Cap	Bond Index	S&P 500 Stock	International	S&P 400 MidCap
	Value Fund	Value Fund	Fund	Index Fund	Index Fund	Index Fund
Investment income
Dividends (a)	$ 3,302	$ 1,912	$ 77	$ 1,722	$ 7,953	$ 3,347
Interest	-	-	5,847	9	23	12
Foreign taxes withheld	-	(1)	-	-	(862)	-
Securities lending	36	75	44	3	175	39
Total investment income	3,338	1,986	5,968	1,734	7,289	3,398

Expenses
Administrative fees	219	200	146	100	399	237
Advisory fees	1,583	1,504	439	472	799	689
Legal fees	4	4	3	2	5	4
Managers fees	5	5	3	2	6	5
Other expenses	8	7	5	13	16	32
12b-1 service fee (Class A)	438	401	293	199	532	475
Total expenses	2,257	2,121	889	788	1,757	1,442
Net investment income (loss)	1,081	(135)	5,079	946	5,532	1,956

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments	27,917	19,756	(1,025)	7,394	29,368	12,468
Foreign currency related items	-	-	-	-	(757)	-
Futures contracts and options written	-	-	-	51	1,747	726
Investment securities sold short	-	-	(6)	-	-	-
Brokerage commissions recaptured	113	197	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	(11,888)	(13,374)	(1,503)	(9,773)	(6,868)	13,512
Foreign currency related items	-	-	-	-	(195)	-
Futures contracts and options written	-	-	-	(143)	25	(153)
Investment securities sold short	-	-	(12)	-	-	-
Net realized and unrealized gain (loss)	16,142	6,579	(2,546)	(2,471)	23,320	26,553

Net increase (decrease) in net assets
from operations	$ 17,223	$ 6,444	$ 2,533	$ (1,525)	$ 28,852	$ 28,509

(a) Dividends from affiliated investments	$ 49	$ 22	$ 62	$ 64	$ 202	$ 160

See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2005

	JNL/Mellon	JNL/Mellon
	Capital	Capital	JNL/	JNL/
	Management	Management	Oppenheimer	Oppenheimer	JNL/PIMCO	JNL/Putnam
	S&P 500 Index	Small Cap	Global	Growth	Total Return	Equity
	Fund	Index Fund	Growth Fund	Fund	Bond Fund	Fund
Investment income
Dividends (a)	$ 7,246	$ 2,650	$ 4,761	$ 172	$ 297	$ 2,004
Interest	27	11	1	-	18,632	19
Foreign taxes withheld	-	(2)	(409)	(1)	-	(3)
Securities lending	27	248	113	2	55	25
Total investment income	7,300	2,907	4,466	173	18,984	2,045

Expenses
Administrative fees	383	201	373	25	479	152
Advisory fees	1,110	584	1,739	171	2,394	1,022
Legal fees	8	4	5	-	9	3
Managers fees	8	4	5	1	10	3
Other expenses	52	7	11	1	17	5
12b-1 service fee (Class A)	765	403	497	51	957	304
Total expenses	2,326	1,203	2,630	249	3,866	1,489
Net investment income (loss)	4,974	1,704	1,836	(76)	15,118	556

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments	9,651	7,142	15,161	893	(996)	20,405
Foreign currency related items	-	-	(325)	-	1,589	(1)
Futures contracts and options written	398	328	-	-	(585)	-
Investment securities sold short	-	-	-	-	82	-
Brokerage commissions recaptured	-	-	-	-	-	68
Net change in unrealized appreciation or
depreciation on:
Investments	990	1,269	17,735	1,489	(5,953)	(6,702)
Foreign currency related items	-	-	(4)	-	(54)	-
Futures contracts and options written	(327)	(34)	-	-	1,118	(2)
Investment securities sold short	-	-	-	-	27	-
Net realized and unrealized gain (loss)	10,712	8,705	32,567	2,382	(4,772)	13,768

Net increase (decrease) in net assets
from operations	$ 15,686	$ 10,409	$ 34,403	$ 2,306	$ 10,346	$ 14,324

(a) Dividends from affiliated investments	$ 251	$ 160	$ 24	$ 2	$ -	$ -

See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2005

			JNL/S&P	JNL/S&P		JNL/S&P
	JNL/Putnam	JNL/Putnam	Managed	Managed	JNL/S&P	Managed
	Midcap	Value	Aggressive	Conservative	Managed	Moderate
	Growth Fund	Equity Fund	Growth Fund	Fund	Growth Fund	Fund
Investment income
Dividends (a)	$ 214	$ 3,706	$ 2,574	$ 1,869	$ 7,897	$ 2,822
Interest	9	44	-	-	-	-
Foreign taxes withheld	-	-	-	-	-	-
Securities lending	4	6	-	-	-	-
Total investment income	227	3,756	2,574	1,869	7,897	2,822

Expenses
Administrative fees	33	194	325	25	505	42
Advisory fees	251	1,275	770	65	1,057	110
Legal fees	1	4	13	1	21	1
Managers fees	1	5	14	1	21	1
Other expenses	1	7	23	1	37	3
12b-1 service fee (Class A)	67	387	-	-	-	-
Total expenses	354	1,872	1,145	93	1,641	157
Net investment income (loss)	(127)	1,884	1,429	1,776	6,256	2,665

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	11,397	1,001	19,099	2,104
Investments	4,074	21,217	25,147	87	29,835	(41)
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	10	46	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	(203)	(14,474)	14,146	(438)	19,167	1,469
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	3,881	6,789	50,690	650	68,101	3,532

Net increase (decrease) in net assets
from operations	$ 3,754	$ 8,673	$ 52,119	$ 2,426	$ 74,357	$ 6,197

(a) Dividends from affiliated investments	$ -	$ -	$ 2,574	$ 1,869	$ 7,897	$ 2,822

See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2005

				JNL/Salomon
	JNL/S&P	JNL/Salomon	JNL/Salomon	Brothers
	Managed	Brothers	Brothers	U.S. Government	JNL/Select	JNL/Select
	Moderate	High Yield	Strategic Bond	& Quality	Balanced	Global Growth
	Growth Fund	Bond Fund	Fund	Bond Fund	Fund	Fund
Investment income
Dividends (a)	$ 11,422	$ 2	$ 1	$ -	$ 5,886	$ 2,790
Interest	-	21,554	15,191	9,240	5,655	15
Foreign taxes withheld	-	-	-	-	(37)	(269)
Securities lending	-	460	179	87	90	102
Total investment income	11,422	22,016	15,371	9,327	11,594	2,638

Expenses
Administrative fees	366	269	286	205	384	284
Advisory fees	836	1,339	1,789	997	1,866	1,401
Legal fees	14	6	5	4	8	4
Managers fees	15	6	6	5	9	5
Other expenses	26	9	10	7	14	7
12b-1 service fee (Class A)	-	537	571	410	768	378
Total expenses	1,257	2,166	2,667	1,628	3,049	2,079
Net investment income (loss)	10,165	19,850	12,704	7,699	8,545	559

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	14,008	-	-	-	-	-
Investments	12,652	1,053	2,994	9	9,498	9,492
Foreign currency related items	-	(13)	1,243	-	-	(136)
Futures contracts and options written	-	-	516	121	35	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	-	-	-	-	21	155
Net change in unrealized appreciation or
depreciation on:
Investments	13,850	(16,736)	(9,840)	(2,844)	1,845	(7,722)
Foreign currency related items	-	-	311	-	-	(4)
Futures contracts and options written	-	-	(305)	(367)	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	40,510	(15,696)	(5,081)	(3,081)	11,399	1,785

Net increase (decrease) in net assets
from operations	$ 50,675	$ 4,154	$ 7,623	$ 4,618	$ 19,944	$ 2,344

(a) Dividends from affiliated investments	$ 11,422	$ -	$ -	$ -	$ 10	$ 8

See Notes to the Financial Statements.

JNL Series Trust
Statements of Operations (in thousands)
For the Year Ended December 31, 2005

				JNL/T.Rowe	JNL/T.Rowe	JNL/T.Rowe
	JNL/Select	JNL/Select		Price	Price	Price
	Large Cap	Money	JNL/Select	Established	Mid-Cap	Value
	Growth Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Fund
Investment income
Dividends (a)	$ 1,909	$ 92	$ 5,004	$ 7,811	$ 3,766	$ 10,292
Interest	-	7,837	-	-	-	179
Foreign taxes withheld	(28)	-	(9)	(168)	(22)	(191)
Securities lending	32	1	12	115	206	154
Total investment income	1,913	7,930	5,007	7,758	3,950	10,434

Expenses
Administrative fees	234	243	221	675	561	508
Advisory fees	1,600	720	1,215	4,039	4,002	3,374
Legal fees	5	5	4	13	11	10
Managers fees	6	6	5	15	13	11
Other expenses	8	9	8	25	21	19
12b-1 service fee (Class A)	469	485	441	1,350	1,122	1,017
Total expenses	2,322	1,468	1,894	6,117	5,730	4,939
Net investment income (loss)	(409)	6,462	3,113	1,641	(1,780)	5,495

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from affiliated investment companies	-	-	-	-	-	-
Investments	8,036	-	5,360	36,305	46,827	39,813
Foreign currency related items	-	-	-	(231)	(3)	(29)
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commissions recaptured	39	-	17	46	32	13
Net change in unrealized appreciation or
depreciation on:
Investments	(1,366)	-	10,693	9,088	32,243	(13,628)
Foreign currency related items	-	-	-	(2)	-	(6)
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net realized and unrealized gain (loss)	6,709	-	16,070	45,206	79,099	26,163

Net increase (decrease) in net assets
from operations	$ 6,300	$ 6,462	$ 19,183	$ 46,847	$ 77,319	$ 31,658

(a) Dividends from affiliated investments	$ 21	$ -	$ 23	$ 383	$ 578	$ 334

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

	JNL/AIM	JNL/AIM	JNL/AIM	JNL/Alger	JNL/Eagle	JNL/Eagle
	Large Cap	Real Estate	Small Cap	Growth	Core Equity	SmallCap
Operations	Growth Fund	Fund (a)	Growth Fund	Fund	Fund	Equity Fund
Net investment income (loss)	$ 91	$ 1,403	$ (316)	$ 39	$ 2,232	$ (1,134)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	4,371	1,182	5,314	35,396	20,788	16,748
Foreign currency related items	(2)	1	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	68	20	5	213	132	105
Net change in unrealized appreciation or
depreciation on:
Investments	27,559	6,273	(1,161)	(10,404)	(18,836)	(11,334)
Foreign currency related items	(1)	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	32,086	8,879	3,842	25,244	4,316	4,385

Distributions to shareholders
From net investment income
Class A	(116)	-	-	(252)	(2,130)	-
Class B	-	-	-	-	(1)	-
From net realized gains on
investment transactions
Class A	-	-	-	-	-	(2,697)
Class B	-	-	-	-	-	(2)
Total distributions to shareholders	(116)	-	-	(252)	(2,131)	(2,699)

Share transactions¹
Proceeds from the sale of shares
Class A	220,854	99,343	20,240	49,464	61,740	43,584
Class B	206	129	138	121	255	135
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	116	-	-	252	2,130	2,697
Class B	-	-	-	-	1	2
Cost of shares redeemed
Class A	(82,509)	(28,995)	(18,649)	(116,391)	(179,743)	(58,235)
Class B	(11)	(1)	(2)	(6)	(146)	(6)
Net increase (decrease) in net assets from
share transactions	138,656	70,476	1,727	(66,560)	(115,763)	(11,823)

Net increase (decrease) in net assets	170,626	79,355	5,569	(41,568)	(113,578)	(10,137)

Net assets beginning of period	191,027	-	44,365	292,645	357,998	169,753

Net assets end of period	$ 361,653	$ 79,355	$ 49,934	$ 251,077	$ 244,420	$ 159,616

Undistributed (accumulated) net
investment income (loss)	$ 88	$ 932	$ -	$ 39	$ 123	$ -

¹Share transactions

Shares sold
Class A	19,578	9,398	1,584	3,137	4,207	2,291
Class B	18	13	11	8	17	7
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	9	-	-	14	139	133
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(7,056)	(2,630)	(1,462)	(7,597)	(12,339)	(2,999)
Class B	-	-	-	-	(9)	-
Net increase (decrease)	12,549	6,781	133	(4,438)	(7,985)	(568)

(a) Period from May 2, 2005 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

	JNL/FMR	JNL/FMR	JNL/Franklin	JNL/Goldman	JNL/JPMorgan	JNL/JPMorgan
	Balanced	Capital	Templeton Small	Sachs Mid	International	International
Operations	Fund	Growth Fund	Cap Value Fund (a)	Cap Value Fund (a)	Equity Fund	Value Fund
Net investment income (loss)	$ 1,394	$ (225)	$ 159	$ 461	$ 1,950	$ 2,624
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	5,052	20,477	1,069	1,933	11,976	10,053
Foreign currency related items	(2)	(2)	-	-	925	268
Futures contracts and options written	-	-	-	-	-	1,044
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	18	149	-	9	30	34
Net change in unrealized appreciation or
depreciation on:
Investments	4,947	(6,125)	4,118	5,230	7,148	22,587
Foreign currency related items	(1)	-	-	-	(231)	(152)
Futures contracts and options written	-	-	-	-	-	185
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	11,408	14,274	5,346	7,633	21,798	36,643

Distributions to shareholders
From net investment income
Class A	(10)	(600)	-	-	(3,143)	(239)
Class B	-	-	-	-	(2)	-
From net realized gains on
investment transactions
Class A	-	-	-	-	-	(1,349)
Class B	-	-	-	-	-	(1)
Total distributions to shareholders	(10)	(600)	-	-	(3,145)	(1,589)

Share transactions¹
Proceeds from the sale of shares
Class A	37,335	61,573	85,596	92,414	125,482	173,826
Class B	118	115	128	136	120	143
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	10	600	-	-	3,143	1,588
Class B	-	-	-	-	2	1
Cost of shares redeemed
Class A	(25,386)	(69,063)	(18,532)	(14,243)	(40,710)	(58,409)
Class B	(2)	(3)	-	-	(1)	(6)
Net increase (decrease) in net assets from
share transactions	12,075	(6,778)	67,192	78,307	88,036	117,143

Net increase (decrease) in net assets	23,473	6,896	72,538	85,940	106,689	152,197

Net assets beginning of period	104,566	210,405	-	-	94,999	82,086

Net assets end of period	$ 128,039	$ 217,301	$ 72,538	$ 85,940	$ 201,688	$ 234,283

Undistributed (accumulated) net
investment income (loss)	$ 1,392	$ -	$ 159	$ 461	$ 18	$ 2,790

¹Share transactions

Shares sold
Class A	3,622	4,115	8,296	8,831	11,520	18,478
Class B	12	8	12	13	11	15
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	1	36	-	-	260	145
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(2,459)	(4,483)	(1,730)	(1,298)	(3,633)	(6,052)
Class B	-	-	-	-	-	(1)
Net increase (decrease)	1,176	(324)	6,578	7,546	8,158	12,585

(a) Period from May 2, 2005 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005
				JNL/Mellon
			JNL/Mellon	Capital	JNL/Mellon	JNL/Mellon
			Capital	Management	Capital	Capital
	JNL/Lazard	JNL/Lazard	Management	Enhanced	Management	Management
	Mid Cap	Small Cap	Bond Index	S&P 500 Stock	International	S&P 400 MidCap
Operations	Value Fund	Value Fund	Fund	Index Fund	Index Fund	Index Fund
Net investment income (loss)	$ 1,081	$ (135)	$ 5,079	$ 946	$ 5,532	$ 1,956
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	27,917	19,756	(1,025)	7,394	29,368	12,468
Foreign currency related items	-	-	-	-	(757)	-
Futures contracts and options written	-	-	-	51	1,747	726
Investment securities sold short	-	-	(6)	-	-	-
Brokerage commission recapture	113	197	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	(11,888)	(13,374)	(1,503)	(9,773)	(6,868)	13,512
Foreign currency related items	-	-	-	-	(195)	-
Futures contracts and options written	-	-	-	(143)	25	(153)
Investment securities sold short	-	-	(12)	-	-	-
Net increase (decrease) in net assets
from operations	17,223	6,444	2,533	(1,525)	28,852	28,509

Distributions to shareholders
From net investment income
Class A	(821)	-	(3,551)	(1,815)	(5,087)	(1,807)
Class B	(1)	-	(3)	(5)	(6)	(2)
From net realized gains on
investment transactions
Class A	(34,050)	(23,281)	(1,021)	(4,013)	(31,035)	(11,127)
Class B	(37)	(27)	(1)	(12)	(40)	(9)
Total distributions to shareholders	(34,909)	(23,308)	(4,576)	(5,845)	(36,168)	(12,945)

Share transactions¹
Proceeds from the sale of shares
Class A	88,742	66,609	97,059	20,734	167,376	128,129
Class B	220	206	139	177	333	192
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	34,871	23,281	4,572	5,828	36,122	12,934
Class B	38	27	4	17	46	11
Cost of shares redeemed
Class A	(99,754)	(94,067)	(35,487)	(138,593)	(199,617)	(66,879)
Class B	(14)	(16)	(12)	(9)	(41)	(61)
Net increase (decrease) in net assets from
share transactions	24,103	(3,960)	66,275	(111,846)	4,219	74,326

Net increase (decrease) in net assets	6,417	(20,824)	64,232	(119,216)	(3,097)	89,890

Net assets beginning of period	222,571	218,878	116,457	181,448	298,148	198,841

Net assets end of period	$ 228,988	$ 198,054	$ 180,689	$ 62,232	$ 295,051	$ 288,731

Undistributed (accumulated) net
investment income (loss)	$ 184	$ 55	$ 4,939	$ 940	$ 3,493	$ 971

¹Share transactions

Shares sold
Class A	5,982	4,836	8,877	2,351	11,998	9,307
Class B	15	15	13	20	24	14
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	2,560	1,809	425	695	2,656	903
Class B	3	2	-	1	3	1
Shares redeemed
Class A	(6,827)	(6,995)	(3,250)	(16,204)	(14,775)	(4,874)
Class B	(1)	(1)	(1)	(1)	(3)	(5)
Net increase (decrease)	1,732	(334)	6,064	(13,138)	(97)	5,346

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

	JNL/Mellon	JNL/Mellon
	Capital	Capital	JNL/	JNL/
	Management	Management	Oppenheimer	Oppenheimer	JNL/PIMCO	JNL/Putnam
	S&P 500 Index	Small Cap	Global	Growth	Total Return	Equity
Operations	Fund	Index Fund	Growth Fund	Fund	Bond Fund	Fund
Net investment income (loss)	$ 4,974	$ 1,704	$ 1,836	$ (76)	$ 15,118	$ 556
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	9,651	7,142	15,161	893	(996)	20,405
Foreign currency related items	-	-	(325)	-	1,589	(1)
Futures contracts and options written	398	328	-	-	(585)	-
Investment securities sold short	-	-	-	-	82	-
Brokerage commission recapture	-	-	-	-	-	68
Net change in unrealized appreciation or
depreciation on:
Investments	990	1,269	17,735	1,489	(5,953)	(6,702)
Foreign currency related items	-	-	(4)	-	(54)	-
Futures contracts and options written	(327)	(34)	-	-	1,118	(2)
Investment securities sold short	-	-	-	-	27	-
Net increase (decrease) in net assets
from operations	15,686	10,409	34,403	2,306	10,346	14,324

Distributions to shareholders
From net investment income
Class A	(4,661)	(1,533)	(598)	(32)	(15,344)	(1,262)
Class B	(6)	(2)	-	-	(5)	(1)
From net realized gains on
investment transactions
Class A	(12,636)	(8,013)	-	-	(10,153)	-
Class B	(16)	(8)	-	-	(3)	-
Total distributions to shareholders	(17,319)	(9,556)	(598)	(32)	(25,505)	(1,263)

Share transactions¹
Proceeds from the sale of shares
Class A	187,236	108,693	94,274	12,098	291,634	56,843
Class B	358	204	162	123	153	102
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	17,297	9,546	598	32	25,497	1,262
Class B	22	10	-	-	8	1
Cost of shares redeemed
Class A	(137,370)	(55,448)	(74,305)	(10,579)	(120,208)	(58,943)
Class B	(82)	(57)	(11)	(5)	(13)	(1)
Net increase (decrease) in net assets from
share transactions	67,461	62,948	20,718	1,669	197,071	(736)

Net increase (decrease) in net assets	65,828	63,801	54,523	3,943	181,912	12,325

Net assets beginning of period	362,084	173,907	235,071	24,480	390,154	149,680

Net assets end of period	$ 427,912	$ 237,708	$ 289,594	$ 28,423	$ 572,066	$ 162,005

Undistributed (accumulated) net
investment income (loss)	$ 296	$ 1,029	$ 1,372	$ -	$ 6,802	$ 552

¹Share transactions

Shares sold
Class A	17,546	8,230	7,786	1,384	24,036	3,084
Class B	33	16	14	15	13	5
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,607	703	44	4	2,177	62
Class B	2	1	-	-	1	-
Shares redeemed
Class A	(13,055)	(4,199)	(6,165)	(1,216)	(9,920)	(3,128)
Class B	(7)	(4)	(1)	(1)	(1)	-
Net increase (decrease)	6,126	4,747	1,678	186	16,306	23

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

			JNL/S&P	JNL/S&P		JNL/S&P
	JNL/Putnam	JNL/Putnam	Managed	Managed	JNL/S&P	Managed
	Midcap	Value	Aggressive	Conservative	Managed	Moderate
Operations	Growth Fund	Equity Fund	Growth Fund	Fund	Growth Fund	Fund
Net investment income (loss)	$ (127)	$ 1,884	$ 1,429	$ 1,776	$ 6,256	$ 2,665
Net realized gain (loss) on:
Distributions from investment companies	-	-	11,397	1,001	19,099	2,104
Investments	4,074	21,217	25,147	87	29,835	(41)
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	10	46	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	(203)	(14,474)	14,146	(438)	19,167	1,469
Foreign currency related items	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	3,754	8,673	52,119	2,426	74,357	6,197

Distributions to shareholders
From net investment income
Class A	-	(1,835)	(5,023)	(198)	(10,915)	(256)
Class B	-	(1)	-	-	-	-
From net realized gains on
investment transactions
Class A	-	-	-	(71)	(36,235)	(112)
Class B	-	-	-	-	-	-
Total distributions to shareholders	-	(1,836)	(5,023)	(269)	(47,150)	(368)

Share transactions¹
Proceeds from the sale of shares
Class A	14,478	15,724	97,087	79,522	201,349	151,300
Class B	122	100	-	-	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	1,835	5,023	269	47,150	368
Class B	-	1	-	-	-	-
Cost of shares redeemed
Class A	(15,654)	(58,643)	(162,597)	(15,215)	(217,462)	(19,651)
Class B	(7)	-	-	-	-	-
Net increase (decrease) in net assets from
share transactions	(1,061)	(40,983)	(60,487)	64,576	31,037	132,017

Net increase (decrease) in net assets	2,693	(34,146)	(13,391)	66,733	58,244	137,846

Net assets beginning of period	33,830	215,616	670,711	13,909	1,001,562	19,873

Net assets end of period	$ 36,523	$ 181,470	$ 657,320	$ 80,642	$1,059,806	$ 157,719

Undistributed (accumulated) net
investment income (loss)	$ -	$ 53	$ 2,893	$ 2,229	$ 5,238	$ 3,415

¹Share transactions

Shares sold
Class A	1,732	895	8,162	7,612	16,349	14,203

Class B	15	6	-	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	102	390	25	3,723	33
Class B	-	-	-	-	-	-
Shares redeemed
Class A	(1,899)	(3,346)	(13,586)	(1,444)	(17,618)	(1,834)
Class B	(1)	-	-	-	-	-
Net increase (decrease)	(153)	(2,343)	(5,034)	6,193	2,454	12,402

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

				JNL/Salomon
	JNL/S&P	JNL/Salomon	JNL/Salomon	Brothers
	Managed	Brothers	Brothers	U.S. Government	JNL/Select	JNL/Select
	Moderate	High Yield	Strategic Bond	& Quality	Balanced	Global Growth
Operations	Growth Fund	Bond Fund	Fund	Bond Fund	Fund	Fund
Net investment income (loss)	$ 10,165	$ 19,850	$ 12,704	$ 7,699	$ 8,545	$ 559
Net realized gain (loss) on:
Distributions from investment companies	14,008	-	-	-	-	-
Investments	12,652	1,053	2,994	9	9,498	9,492
Foreign currency related items	-	(13)	1,243	-	-	(136)
Futures contracts and options written	-	-	516	121	35	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	-	-	-	-	21	155
Net change in unrealized appreciation or
depreciation on:
Investments	13,850	(16,736)	(9,840)	(2,844)	1,845	(7,722)
Foreign currency related items	-	-	311	-	-	(4)
Futures contracts and options written	-	-	(305)	(367)	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	50,675	4,154	7,623	4,618	19,944	2,344

Distributions to shareholders
From net investment income
Class A	(14,006)	(19,630)	(13,862)	(7,615)	(8,429)	(972)
Class B	-	(15)	(7)	(4)	(4)	(1)
From net realized gains on
investment transactions
Class A	(6,109)	(2,723)	(6,043)	(1,789)	(42,427)	-
Class B	-	(2)	(3)	(1)	(21)	-
Total distributions to shareholders	(20,115)	(22,370)	(19,915)	(9,409)	(50,881)	(973)

Share transactions¹
Proceeds from the sale of shares
Class A	333,816	143,313	181,887	78,244	88,334	31,400
Class B	-	211	239	116	174	109
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	20,115	22,353	19,905	9,404	50,856	972
Class B	-	17	10	5	25	1
Cost of shares redeemed
Class A	(142,054)	(155,990)	(87,268)	(66,132)	(93,234)	(63,089)
Class B	-	(15)	(81)	(11)	(8)	(2)
Net increase (decrease) in net assets from
share transactions	211,877	9,889	114,692	21,626	46,147	(30,609)

Net increase (decrease) in net assets	242,437	(8,327)	102,400	16,835	15,210	(29,238)

Net assets beginning of period	619,106	284,962	236,714	197,876	381,338	217,953

Net assets end of period	$ 861,543	$ 276,635	$ 339,114	$ 214,711	$ 396,548	$ 188,715

Undistributed (accumulated) net
investment income (loss)	$ 2,833	$ 193	$ 366	$ -	$ 7,550	$ 421

¹Share transactions

Shares sold
Class A	28,403	16,850	15,702	6,819	5,106	1,739
Class B	-	24	20	10	10	6
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,646	2,812	1,786	845	3,183	49
Class B	-	2	1	-	2	-
Shares redeemed
Class A	(12,046)	(18,403)	(7,542)	(5,774)	(5,392)	(3,437)
Class B	-	(2)	(7)	(1)	-	-
Net increase (decrease)	18,003	1,283	9,960	1,899	2,909	(1,643)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

				JNL/T.Rowe	JNL/T.Rowe	JNL/T.Rowe
	JNL/Select	JNL/Select		Price	Price	Price
	Large Cap	Money	JNL/Select	Established	Mid-Cap	Value
Operations	Growth Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Fund
Net investment income (loss)	$ (409)	$ 6,462	$ 3,113	$ 1,641	$ (1,780)	$ 5,495
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	8,036	-	5,360	36,305	46,827	39,813
Foreign currency related items	-	-	-	(231)	(3)	(29)
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Brokerage commission recapture	39	-	17	46	32	13
Net change in unrealized appreciation or
depreciation on:
Investments	(1,366)	-	10,693	9,088	32,243	(13,628)
Foreign currency related items	-	-	-	(2)	-	(6)
Futures contracts and options written	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	6,300	6,462	19,183	46,847	77,319	31,658

Distributions to shareholders
From net investment income
Class A	-	(6,455)	(3,126)	(1,437)	-	(4,182)
Class B	-	(7)	(2)	-	-	(2)
From net realized gains on
investment transactions
Class A	-	-	(14,917)	-	(42,638)	(16,237)
Class B	-	-	(8)	-	(19)	(8)
Total distributions to shareholders	-	(6,462)	(18,053)	(1,437)	(42,657)	(20,429)

Share transactions¹
Proceeds from the sale of shares
Class A	38,498	388,375	173,926	205,985	153,324	180,130
Class B	126	823	137	172	230	255
Proceeds in connection with acquisition
Class A	-	-	-	36,921	-	-
Class B	-	-	-	2	-	-
Reinvestment of distributions
Class A	-	6,455	18,043	1,437	42,638	20,419
Class B	-	7	10	-	19	10
Cost of shares redeemed
Class A	(124,268)	(374,193)	(69,919)	(164,067)	(148,971)	(152,001)
Class B	(2)	(399)	(18)	(23)	(16)	(20)
Net increase (decrease) in net assets from
share transactions	(85,646)	21,068	122,179	80,427	47,224	48,793

Net increase (decrease) in net assets	(79,346)	21,068	123,309	125,837	81,886	60,022

Net assets beginning of period	295,493	237,853	154,310	606,909	541,772	485,160

Net assets end of period	$ 216,147	$ 258,921	$ 277,619	$ 732,746	$ 623,658	$ 545,182

Undistributed (accumulated) net
investment income (loss)	$ -	$ -	$ 1,865	$ 568	$ -	$ 5,466

¹Share transactions
Shares sold
Class A	2,010	388,375	10,169	11,368	5,397	13,097
Class B	7	823	8	10	8	18
Shares issued in connection with acquisition
Class A	-	-	-	2,153	-	-
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	6,455	1,062	74	1,429	1,456
Class B	-	7	-	-	1	1
Shares redeemed
Class A	(6,533)	(374,193)	(4,049)	(8,967)	(5,232)	(11,028)
Class B	-	(399)	(1)	(1)	(1)	(2)
Net increase (decrease)	(4,516)	21,068	7,189	4,637	1,602	3,542

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2004

	JNL/AIM	JNL/AIM	JNL/Alger	JNL/Eagle	JNL/Eagle
	Large Cap	Small Cap	Growth	Core Equity	SmallCap
Operations	Growth Fund	Growth Fund	Fund	Fund	Equity Fund
Net investment income (loss)	$ 116	$ (413)	$ 280	$ 2,532	$ (1,024)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-
Investments	(3,624)	1,195	22,738	14,843	7,093
Foreign currency related items	-	-	-	(3)	-
Futures contracts and options written	-	130	-	-	-
Investment securities sold short	-	-	-	-	-
Net change in unrealized appreciation
(depreciation) on:
Investments	18,229	1,253	(9,659)	4,014	17,961
Foreign currency related items	-	-	-	-	-
Futures contracts and options written	-	(15)	-	-	-
Investment securities sold short	-	-	-	-	-
Net increase (decrease) in net assets
from operations	14,721	2,150	13,359	21,386	24,030

Distributions to shareholders
From net investment income
Class A	-	-	(28)	(2,504)	-
Class B (a)	-	-	-	-	-
From net realized gains on
investment transactions
Class A	-	-	-	-	-
Class B (a)	-	-	-	-	-
Total distributions to shareholders	-	-	(28)	(2,504)	-

Share transactions¹
Proceeds from the sale of shares
Class A	170,328	29,532	122,987	150,677	83,436
Class B (a)	24	7	7	19	7
Proceeds in connection with acquisition
Class A	11,871	-	-	13,508	-
Class B (a)	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	28	2,504	-
Class B (a)	-	-	-	-	-
Cost of shares redeemed
Class A	(42,337)	(31,264)	(88,375)	(73,504)	(47,691)
Class B (a)	(1)	-	-	(1)	(1)
Net increase (decrease) in net assets from
share transactions	139,885	(1,725)	34,647	93,203	35,751

Net increase (decrease) in net assets	154,606	425	47,978	112,085	59,781

Net assets beginning of period	36,421	43,940	244,667	245,913	109,972

Net assets end of period	$ 191,027	$ 44,365	$ 292,645	$ 357,998	$ 169,753

Undistributed (accumulated) net
investment income (loss)	$ 116	$ -	$ 252	$ 60	$ -

¹Share transactions

Shares sold
Class A	15,712	2,517	8,328	10,672	4,660
Class B (a)	2	1	-	1	-
Shares issued in connection with acquisition
Class A	1,110	-	-	973	-
Class B (a)	-	-	-	-	-
Reinvestment of distributions
Class A	-	-	2	168	-
Class B (a)	-	-	-	-	-
Shares redeemed
Class A	(3,893)	(2,723)	(6,030)	(5,242)	(2,701)
Class B (a)	(1)	-	-	-	-
Net increase (decrease)	12,930	(205)	2,300	6,572	1,959

(a) Period from March 5, 2004 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2004

	JNL/FMR	JNL/FMR	JNL/JPMorgan	JNL/JPMorgan	JNL/Lazard	JNL/Lazard
	Balanced	Capital	International	International	Mid Cap	Small Cap
Operations	Fund	Growth Fund	Equity Fund	Value Fund	Value Fund	Value Fund
Net investment income (loss)	$ 1,249	$ 620	$ 878	$ 585	$ 336	$ (339)
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	9,555	33,057	10,146	4,102	28,927	25,739
Foreign currency related items	(23)	(23)	391	147	-	-
Futures contracts and options written	-	303	-	207	-	-
Investment securities sold short	-	-	-	-	-	-
Net change in unrealized appreciation
(depreciation) on:
Investments	(1,505)	(4,986)	1,662	7,544	9,700	1,450
Foreign currency related items	1	-	144	(65)	-	-
Futures contracts and options written	-	-	-	(85)	-	-
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	9,277	28,971	13,221	12,435	38,963	26,850

Distributions to shareholders
From net investment income
Class A	(1,265)	-	(1,170)	(713)	(281)	(90)
Class B (a)	-	-	-	-	-	-
From net realized gains on
investment transactions
Class A	-	-	-	(5)	(23,036)	(17,961)
Class B (a)	-	-	-	-	(3)	(2)
Total distributions to shareholders	(1,265)	-	(1,170)	(718)	(23,320)	(18,053)

Share transactions¹
Proceeds from the sale of shares
Class A	32,843	72,402	28,336	63,170	128,729	109,731
Class B (a)	2	3	1	5	39	34
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B (a)	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,265	-	1,170	718	23,317	18,051
Class B (a)	-	-	-	-	3	2
Cost of shares redeemed
Class A	(51,818)	(48,984)	(43,370)	(23,133)	(87,946)	(72,919)
Class B (a)	-	-	-	-	(12)	(9)
Net increase (decrease) in net assets from
share transactions	(17,708)	23,421	(13,863)	40,760	64,130	54,890

Net increase (decrease) in net assets	(9,696)	52,392	(1,812)	52,477	79,773	63,687

Net assets beginning of period	114,262	158,013	96,811	29,609	142,798	155,191

Net assets end of period	$ 104,566	$ 210,405	$ 94,999	$ 82,086	$ 222,571	$ 218,878

Undistributed (accumulated) net
investment income (loss)	$ 11	$ 597	$ 153	$ 139	$ 44	$ 78

¹Share transactions
Shares sold

Class A	3,493	5,085	2,863	7,739	8,914	8,047
Class B (a)	-	-	-	1	3	3
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B (a)	-	-	-	-	-	-
Reinvestment of distributions
Class A	127	-	108	78	1,609	1,311
Class B (a)	-	-	-	-	-	-
Shares redeemed
Class A	(5,517)	(3,560)	(4,437)	(2,853)	(6,201)	(5,408)
Class B (a)	-	-	-	-	(1)	(1)
Net increase (decrease)	(1,897)	1,525	(1,466)	4,965	4,324	3,952

(a) Period from March 5, 2004 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2004
		JNL/Mellon
	JNL/Mellon	Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Management	Capital	Capital	Capital	Capital
	Management	Enhanced	Management	Management	Management	Management
	Bond Index	S&P 500 Stock	International	S&P 400 MidCap	S&P 500 Index	Small Cap
Operations	Fund	Index Fund	Index Fund	Index Fund	Fund	Index Fund
Net investment income (loss)	$ 3,850	$ 1,825	$ 3,608	$ 838	$ 4,046	$ 957
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-
Investments	973	8,335	1,067	3,458	1,245	4,377
Foreign currency related items	-	-	208	-	-	-
Futures contracts and options written	12	542	1,340	991	776	797
Investment securities sold short	-	-	-	-	-	-
Net change in unrealized appreciation
(depreciation) on:
Investments	50	7,695	36,881	18,174	24,421	16,683
Foreign currency related items	-	-	22	-	-	-
Futures contracts and options written	(4)	42	(39)	116	66	(65)
Investment securities sold short	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	4,881	18,439	43,087	23,577	30,554	22,749

Distributions to shareholders
From net investment income
Class A	(326)	(485)	(245)	(10)	(4,035)	(6)
Class B (a)	-	-	-	-	(2)	-
From net realized gains on
investment transactions
Class A	(9)	-	-	-	(1,593)	(333)
Class B (a)	-	-	-	-	(1)	-
Total distributions to shareholders	(335)	(485)	(245)	(10)	(5,631)	(339)

Share transactions¹
Proceeds from the sale of shares
Class A	107,284	142,564	211,498	136,125	237,627	117,624
Class B (a)	33	30	80	140	368	119
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-
Class B (a)	-	-	-	-	-	-
Reinvestment of distributions
Class A	335	485	245	10	5,628	339
Class B (a)	-	-	-	-	3	-
Cost of shares redeemed
Class A	(79,272)	(68,626)	(53,605)	(42,016)	(96,656)	(42,669)
Class B (a)	(16)	(27)	(38)	(62)	(147)	(46)
Net increase (decrease) in net assets from
share transactions	28,364	74,426	158,180	94,197	146,823	75,367

Net increase (decrease) in net assets	32,910	92,380	201,022	117,764	171,746	97,777

Net assets beginning of period	83,547	89,068	97,126	81,077	190,338	76,130

Net assets end of period	$ 116,457	$ 181,448	$ 298,148	$ 198,841	$ 362,084	$ 173,907

Undistributed (accumulated) net
investment income (loss)	$ 3,554	$ 1,821	$ 3,689	$ 837	$ 5	$ 955

¹Share transactions

Shares sold
Class A	10,111	17,692	17,736	11,403	23,634	9,830
Class B (a)	3	4	7	12	37	10

Shares issued in connection with acquisition
Class A	-	-	-	-	-	-
Class B (a)	-	-	-	-	-	-
Reinvestment of distributions
Class A	31	55	18	1	528	25
Class B (a)	-	-	-	-	-	-
Shares redeemed
Class A	(7,369)	(8,367)	(4,424)	(3,506)	(9,586)	(3,562)
Class B (a)	(1)	(3)	(3)	(5)	(15)	(4)
Net increase (decrease)	2,775	9,381	13,334	7,905	14,598	6,299

(a) Period from March 5, 2004 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2004

	JNL/	JNL/					JNL/S&P
	Oppenheimer	Oppenheimer	JNL/PIMCO	JNL/Putnam	JNL/Putnam	JNL/Putnam	Managed
	Global	Growth	Total Return	Equity	Midcap	Value	Aggressive
Operations	Growth Fund	Fund	Bond Fund	Fund	Growth Fund	Equity Fund	Growth Fund
Net investment income (loss)	$ 909	$ 33	$ 6,399	$ 1,436	$ (188)	$ 2,941	$ 1,244
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	6,492
Investments	6,780	2,602	4,919	15,766	4,145	22,541	16,138
Foreign currency related items	(422)	-	(359)	1	-	1	-
Futures contracts and options written	-	(26)	7,007	30	-	13	-
Investment securities sold short	-	-	(131)	-	-	-	-
Net change in unrealized appreciation
(depreciation) on:
Investments	24,160	(1,646)	1,074	847	1,351	(4,851)	38,808
Foreign currency related items	17	-	(100)	-	-	-	-
Futures contracts and options written	-	-	(1,935)	2	-	-	-
Investment securities sold short	-	-	23	-	-	-	-
Net increase (decrease) in net assets
from operations	31,444	963	16,897	18,082	5,308	20,645	62,682

Distributions to shareholders
From net investment income
Class A	(288)	-	(6,169)	(860)	-	(2,931)	(698)
Class B (a)	-	-	-	-	-	-	-
From net realized gains on
investment transactions
Class A	-	-	(4,007)	-	-	-	-
Class B (a)	-	-	-	-	-	-	-
Total distributions to shareholders	(288)	-	(10,176)	(860)	-	(2,931)	(698)

Share transactions¹
Proceeds from the sale of shares
Class A	143,594	16,812	224,183	12,647	12,922	39,785	97,900
Class B (a)	30	1	34	10	1	1	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	411,703
Class B (a)	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	288	-	10,176	860	-	2,931	698
Class B (a)	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(44,613)	(26,289)	(168,257)	(45,986)	(13,310)	(154,547)	(65,590)
Class B (a)	(9)	-	(4)	-	-	-	-
Net increase (decrease) in net assets from
share transactions	99,290	(9,476)	66,132	(32,469)	(387)	(111,830)	444,711

Net increase (decrease) in net assets	130,446	(8,513)	72,853	(15,247)	4,921	(94,116)	506,695

Net assets beginning of period	104,625	32,993	317,301	164,927	28,909	309,732	164,016

Net assets end of period	$ 235,071	$ 24,480	$ 390,154	$ 149,680	$ 33,830	$ 215,616	$ 670,711

Undistributed (accumulated) net
investment income (loss)	$ 459	$ 33	$ 5,577	$ 1,263	$ -	$ 5	$ 2,889

¹Share transactions
Shares sold
Class A	13,623	2,019	18,764	747	1,812	2,421	8,941
Class B (a)	3	-	3	1	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	37,808
Class B (a)	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	24	-	851	46	-	168	59
Class B (a)	-	-	-	-	-	-	-
Shares redeemed
Class A	(4,264)	(3,169)	(13,992)	(2,712)	(1,873)	(9,466)	(5,934)
Class B (a)	(1)	-	-	-	-	-	-
Net increase (decrease)	9,385	(1,150)	5,626	(1,918)	(61)	(6,877)	40,874

(a) Period from March 5, 2004 (commencement of operations)
(b) Period from October 4, 2004 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2004

							JNL/Salomon
	JNL/S&P		JNL/S&P	JNL/S&P	JNL/Salomon	JNL/Salomon	Brothers
	Managed	JNL/S&P	Managed	Managed	Brothers	Brothers	U.S. Government
	Conservative	Managed	Moderate	Moderate	High Yield	Strategic Bond	& Quality
Operations	Fund (b)	Growth Fund	Fund (b)	Growth Fund	Bond Fund	Fund	Bond Fund
Net investment income (loss)	$ 184	$ 5,403	$ 206	$ 6,116	$ 5,777	$ 10,694	$ 8,732
Net realized gain (loss) on:
Distributions from investment companies	66	10,089	160	5,424	-	-	-
Investments	19	25,661	2	8,859	5,241	6,073	2,585
Foreign currency related items	-	-	-	-	-	(1,127)	-
Futures contracts and options written	-	-	-	-	-	(808)	(131)
Investment securities sold short	-	-	-	-	-	-	-
Net change in unrealized appreciation
(depreciation) on:
Investments	(21)	56,336	97	31,922	(1,150)	473	(2,189)
Foreign currency related items	-	-	-	-	-	265	-
Futures contracts and options written	-	-	-	-	-	336	(34)
Investment securities sold short	-	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	248	97,489	465	52,321	9,868	15,906	8,963

Distributions to shareholders
From net investment income
Class A	-	(5,127)	-	(5,827)	(5,803)	(10,205)	(8,854)
Class B (a)	-	-	-	-	-	-	-
From net realized gains on
investment transactions
Class A	-	(3,197)	-	(8,768)	(67)	(3,552)	(1,100)
Class B (a)	-	-	-	-	-	-	-
Total distributions to shareholders	-	(8,324)	-	(14,595)	(5,870)	(13,757)	(9,954)

Share transactions¹
Proceeds from the sale of shares
Class A	16,695	345,735	21,057	236,773	58,220	121,437	67,434
Class B (a)	-	-	-	-	9	8	17
Proceeds in connection with acquisition
Class A	-	94,807	-	30,405	287,129	-	-
Class B (a)	-	-	-	-	4	-	-
Reinvestment of distributions
Class A	-	8,324	-	14,595	5,870	13,757	9,954
Class B (a)	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(3,034)	(146,356)	(1,649)	(102,715)	(89,732)	(98,560)	(135,808)
Class B (a)	-	-	-	-	-	-	(4)
Net increase (decrease) in net assets from
share transactions	13,661	302,510	19,408	179,058	261,500	36,642	(58,407)

Net increase (decrease) in net assets	13,909	391,675	19,873	216,784	265,498	38,791	(59,398)

Net assets beginning of period	-	609,887	-	402,322	19,464	197,923	257,274

Net assets end of period	$ 13,909	$ 1,001,562	$ 19,873	$ 619,106	$ 284,962	$ 236,714	$ 197,876

Undistributed (accumulated) net
investment income (loss)	$ 198	$ 3,803	$ 257	$ 1,954	$ 1	$ 415	$ 262

¹Share transactions

Shares sold
Class A	1,640	30,585	2,046	21,305	6,860	10,471	5,809
Class B (a)	-	-	-	-	1	1	1
Shares issued in connection with acquisition
Class A	-	8,435	-	2,792	34,108	-	-
Class B (a)	-	-	-	-	1	-	-
Reinvestment of distributions
Class A	-	684	-	1,256	691	1,201	881
Class B (a)	-	-	-	-	-	-	-
Shares redeemed
Class A	(297)	(12,896)	(160)	(9,204)	(10,588)	(8,394)	(11,625)
Class B (a)	-	-	-	-	-	-	-
Net increase (decrease)	1,343	26,808	1,886	16,149	31,073	3,279	(4,934)

(a) Period from March 5, 2004 (commencement of operations)
(b) Period from October 4, 2004 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2004

						JNL/T.Rowe	JNL/T.Rowe	JNL/T.Rowe
	JNL/Select	JNL/Select	JNL/Select	JNL/Select		Price	Price	Price
	Balanced	Global Growth	Large Cap	Money	JNL/Select	Established	Mid-Cap	Value
Operations	Fund	Fund	Growth Fund	Market Fund	Value Fund	Growth Fund	Growth Fund	Fund
Net investment income (loss)	$ 8,003	$ 1,121	$ (244)	$ 1,600	$ 1,880	$ 2,749	$ (2,539)	$ 4,234
Net realized gain (loss) on:
Distributions from investment companies	-	-	-	-	-	-	-	-
Investments	40,347	22,281	55,795	-	14,763	25,585	29,158	16,880
Foreign currency related items	-	(134)	23	-	-	(308)	(4)	(50)
Futures contracts and options written	-	-	-	-	-	(73)	(126)	-
Investment securities sold short	-	-	-	-	-	-	-	-
Net change in unrealized appreciation
(depreciation) on:
Investments	(12,607)	(1,509)	(26,108)	-	2,121	25,569	53,310	40,958
Foreign currency related items	-	(4)	-	-	-	-	-	-
Futures contracts and options written	-	-	-	-	-	-	-	-
Investment securities sold short	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets
from operations	35,743	21,755	29,466	1,600	18,764	53,522	79,799	62,022

Distributions to shareholders
From net investment income
Class A	(375)	-	-	(1,600)	(523)	(2,214)	-	(2,908)
Class B (a)	-	-	-	-	-	-	-	-
From net realized gains on
investment transactions
Class A	(2,289)	-	-	-	(945)	-	(27,626)	-
Class B (a)	-	-	-	-	-	-	(2)	-
Total distributions to shareholders	(2,664)	-	-	(1,600)	(1,468)	(2,214)	(27,628)	(2,908)

Share transactions¹
Proceeds from the sale of shares
Class A	115,366	55,430	96,877	358,200	136,824	210,635	207,599	217,772
Class B (a)	24	1	2	223	26	24	30	42
Proceeds in connection with acquisition
Class A	12,867	-	-	-	-	-	-	-
Class B (a)	-	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	2,664	-	-	1,600	1,468	2,214	27,626	2,908
Class B (a)	-	-	-	-	-	-	2	-
Cost of shares redeemed
Class A	(86,551)	(56,521)	(88,704)	(306,425)	(55,834)	(131,316)	(125,195)	(199,137)
Class B (a)	(3)	-	-	(185)	(2)	(2)	(2)	(9)
Net increase (decrease) in net assets from
share transactions	44,367	(1,090)	8,175	53,413	82,482	81,555	110,060	21,576

Net increase (decrease) in net assets	77,446	20,665	37,641	53,413	99,778	132,863	162,231	80,690

Net assets beginning of period	303,892	197,288	257,852	184,440	54,532	474,046	379,541	404,470

Net assets end of period	$381,338	$ 217,953	$ 295,493	$ 237,853	$154,310	$ 606,909	$ 541,772	$485,160

Undistributed (accumulated) net
investment income (loss)	$ 7,680	$ 971	$ -	$ -	$ 1,880	$ 595	$ 1	$ 4,185

¹Share transactions
Shares sold
Class A	7,193	3,079	5,224	358,200	9,004	12,401	8,018	17,614
Class B (a)	1	-	-	223	2	1	1	3
Shares issued in connection with acquisition
Class A	785	-	-	-	-	-	-	-
Class B (a)	-	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	156	-	-	1,600	88	121	998	214
Class B (a)	-	-	-	-	-	-	-	-
Shares redeemed
Class A	(5,405)	(3,169)	(4,834)	(306,425)	(3,569)	(7,725)	(4,827)	(16,196)
Class B (a)	-	-	-	(185)	-	-	-	-
Net increase (decrease)	2,730	(90)	390	53,413	5,525	4,798	4,190	1,635

(a) Period from March 5, 2004 (commencement of operations)

See Notes to the Financial Statements.

JNL Series Trust
Financial Highlights													Assuming No Expense Reimburse-
													ment or Fees Paid Indirectly
		Increase (Decrease) from				Distributions from						Ratio of Net		Ratio of Net
	Net Asset	Investment Operations				Net Realized		Supplemental Data			Ratio of	Investment	Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)	Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return(b)	(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)	Assets (c)	Net Assets (c)
JNL/AIM Large Cap Growth Fund

Class A
12/31/2005	$ 11.67	$ -	$ 0.84	$ 0.84	$ -	$ -	$ 12.51	7.23%	$ 361,417	100.66%	1.01%	0.03%	n/a %	n/a %
12/31/2004	10.61	0.01	1.05	1.06	-	-	11.67	9.99	191,003	96.49	1.07	0.09	1.10	0.06
12/31/2003	8.16	(0.02)	2.47	2.45	-	-	10.61	30.02	36,421	140.00	1.10	(0.41)	1.18	(0.49)
12/31/2002	10.97	(0.03)	(2.76)	(2.79)	-	(0.02)	8.16	(25.47)	6,857	180.06	1.10	(0.33)	1.15	(0.38)
10/29(a)-12/31/01	10.00	-	0.97	0.97	-	-	10.97	9.70	6,058	14.93	1.10	(0.26)	1.32	(0.48)

Class B
12/31/2005	11.69	0.02	0.84	0.86	-	-	12.55	7.39	236	100.66	0.81	0.23	n/a	n/a
03/05(a)-12/31/04	10.99	0.02	0.68	0.70	-	-	11.69	6.37	24	96.49	0.86	0.55	0.90	0.52

JNL/AIM Real Estate Fund

Class A
05/02(a)-12/31/2005	10.00	0.21	1.49	1.70	-	-	11.70	17.00	79,209	35.97	1.05	3.37	n/a	n/a

Class B
05/02(a)-12/31/2005	10.00	0.23	1.49	1.72	-	-	11.72	17.20	146	35.97	0.85	3.57	n/a	n/a

JNL/AIM Small Cap Growth Fund

Class A
12/31/2005	12.47	(0.08)	1.13	1.05	-	-	13.52	8.42	49,776	65.07	1.16	(0.67)	n/a	n/a
12/31/2004	11.67	(0.12)	0.92	0.80	-	-	12.47	6.86	44,358	92.65	1.16	(0.92)	1.18	(0.94)
12/31/2003	8.43	(0.05)	3.29	3.24	-	-	11.67	38.43	43,940	30.17	1.15	(0.89)	1.19	(0.93)
12/31/2002	11.60	(0.07)	(3.10)	(3.17)	-	-	8.43	(27.32)	12,915	46.22	1.15	(0.83)	1.17	(0.85)
10/29(a)-12/31/01	10.00	(0.01)	1.61	1.60	-	-	11.60	16.00	7,665	3.86	1.15	(0.74)	1.24	(0.83)

Class B
12/31/05	12.48	(0.04)	1.13	1.09	-	-	13.57	8.73	158	65.07	0.95	(0.46)	n/a	n/a
03/05(a)-12/31/04	12.21	(0.02)	0.29	0.27	-	-	12.48	2.21	7	92.65	0.96	(0.68)	0.98	(0.70)

JNL/Alger Growth Fund

Class A
12/31/2005	15.50	0.01	1.90	1.91	(0.02)	-	17.39	12.30	250,938	264.37	1.01	0.02	n/a	n/a
12/31/2004	14.76	0.01	0.73	0.74	-	-	15.50	5.02	292,638	195.33	1.04	0.11	1.11	0.04

12/31/2003	10.91	(0.03)	3.88	3.85	-	-	14.76	35.29	244,667	168.09	1.08	(0.27)	1.15	(0.34)
12/31/2002	16.33	(0.04)	(5.38)	(5.42)	-	-	10.91	(33.19)	175,439	236.63	1.08	(0.25)	n/a	n/a
12/31/2001	18.58	(0.04)	(2.18)	(2.22)	-	(0.03)	16.33	(11.97)	341,162	86.80	1.07	(0.23)	n/a	n/a

Class B
12/31/2005	15.50	0.04	1.91	1.95	(0.02)	-	17.43	12.56	139	264.37	0.80	0.23	n/a	n/a
03/05(a)-12/31/04	15.41	0.04	0.09	0.13	(0.04)	-	15.50	0.82	7	195.33	0.79	0.88	0.86	0.81

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Eagle Core Equity Fund

Class A
12/31/2005	$ 14.96	$ 0.14	$ 0.36	$ 0.50	$ (0.13)	$ -	$ 15.33	3.37%	$ 244,280	105.53%	0.96%	0.77%	n/a %	n/a %
12/31/2004	14.17	0.11	0.79	0.90	(0.11)	-	14.96	6.32	357,978	100.79	0.96	0.85	1.00	0.81
12/31/2003	11.45	0.09	2.72	2.81	(0.09)	-	14.17	24.54	245,913	80.50	0.97	0.83	1.01	0.79
12/31/2002	14.53	0.10	(3.08)	(2.98)	(0.10)	-	11.45	(20.53)	149,242	94.37	0.97	0.78	1.00	0.75
12/31/2001	16.21	0.07	(1.67)	(1.60)	(0.07)	(0.01)	14.53	(9.83)	174,813	102.56	0.97	0.58	0.99	0.56

Class B
12/31/2005	15.02	0.17	0.36	0.53	(0.13)	-	15.42	3.56	140	105.53	0.76	0.97	n/a	n/a
03/05(a)-12/31/04	14.68	0.07	0.34	0.41	(0.07)	-	15.02	2.81	20	100.79	0.76	1.33	0.80	1.29
JNL/Eagle SmallCap Equity Fund

Class A
12/31/2005	19.97	(0.15)	0.66	0.51	-	(0.35)	20.13	2.52	159,471	56.66	1.06	(0.72)	n/a	n/a
12/31/2004	16.81	(0.12)	3.28	3.16	-	-	19.97	18.80	169,746	53.14	1.06	(0.76)	1.07	(0.77)
12/31/2003	12.01	(0.10)	4.90	4.80	-	-	16.81	39.97	109,972	70.06	1.05	(0.75)	1.10	(0.80)
12/31/2002	15.55	(0.08)	(3.46)	(3.54)	-	-	12.01	(22.77)	76,198	71.45	1.05	(0.49)	1.08	(0.52)
12/31/2001	14.20	(0.41)	1.97	1.56	-	(0.21)	15.55	11.00	112,967	65.36	1.05	(0.31)	1.07	(0.33)

Class B
12/31/2005	20.02	(0.11)	0.66	0.55	-	(0.35)	20.22	2.71	145	56.66	0.85	(0.51)	n/a	n/a
03/05(a)-12/31/04	18.33	(0.04)	1.73	1.69	-	-	20.02	9.22	7	53.14	0.84	(0.53)	0.86	(0.55)

JNL/FMR Balanced Fund

Class A
12/31/2005	10.02	0.12	0.89	1.01	-	-	11.03	10.09	127,908	83.07	1.01	1.22	n/a	n/a
12/31/2004	9.27	0.12	0.75	0.87	(0.12)	-	10.02	9.42	104,564	163.88	1.03	1.25	1.04	1.24
12/31/2003	8.26	0.12	1.01	1.13	(0.12)	-	9.27	13.73	114,262	60.48	1.05	1.64	1.07	1.62
12/31/2002	9.05	0.20	(0.80)	(0.60)	(0.19)	-	8.26	(6.57)	75,591	90.71	1.05	2.11	1.07	2.09
12/31/2001	9.69	0.21	(0.65)	(0.44)	(0.20)	-	9.05	(4.49)	72,281	105.66	1.05	2.48	1.06	2.47

Class B
12/31/2005	10.10	0.14	0.90	1.04	-	-	11.14	10.31	131	83.07	0.81	1.42	n/a	n/a

03/05(a)-12/31/04	9.52	0.06	0.58	0.64	(0.06)	-	10.10	6.78	2	163.88	0.77	1.38	0.78	1.37

JNL/FMR Capital Growth Fund

Class A
12/31/2005	15.67	(0.02)	0.99	0.97	(0.05)	-	16.59	6.16	217,173	149.30	1.01	(0.11)	n/a	n/a
12/31/2004	13.28	0.05	2.34	2.39	-	-	15.67	18.00	210,402	231.52	1.02	0.39	1.04	0.37
12/31/2003	9.79	(0.06)	3.55	3.49	-	-	13.28	35.65	158,013	31.95	1.05	(0.51)	1.07	(0.53)
12/31/2002	13.83	(0.07)	(3.97)	(4.04)	-	-	9.79	(29.21)	135,669	56.03	1.04	(0.51)	1.09	(0.56)
12/31/2001	23.55	(0.11)	(9.35)	(9.46)	-	(0.26)	13.83	(40.19)	260,726	96.69	1.01	(0.61)	1.03	(0.63)

Class B
12/31/2005	15.70	0.01	0.99	1.00	(0.05)	-	16.65	6.34	128	149.30	0.80	0.10	n/a	n/a
03/05(a)-12/31/04	13.97	0.05	1.68	1.73	-	-	15.70	12.38	3	231.52	0.78	0.97	0.80	0.95

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Franklin Templeton Small Cap Value Fund

Class A
05/02(a)-12/31/2005	$ 10.00	$ 0.02	$ 1.01	$ 1.03	$ -	$ -	$ 11.03	10.30%	$ 72,399	4.57%	1.14%	0.39%	n/a %	n/a %

Class B
05/02(a)-12/31/2005	10.00	0.03	1.01	1.04	-	-	11.04	10.40	139	4.57	0.96	0.57	n/a	n/a

JNL/Goldman Sachs Mid Cap Value Fund

Class A
05/02(a)-12/31/2005	10.00	0.06	1.33	1.39	-	-	11.39	13.90	85,789	34.39	1.06	1.02	n/a	n/a

Class B
05/02(a)-12/31/2005	10.00	0.07	1.33	1.40	-	-	11.40	14.00	151	34.39	0.86	1.22	n/a	n/a

JNL/JPMorgan International Equity Fund

Class A
12/31/2005	11.04	0.14	1.04	1.18	(0.19)	-	12.03	10.69	201,554	71.32	1.08	1.25	n/a	n/a
12/31/2004	9.61	0.10	1.47	1.57	(0.14)	-	11.04	16.34	94,998	75.17	1.17	0.96	1.19	0.94
12/31/2003	7.59	0.10	2.06	2.16	(0.14)	-	9.61	28.53	96,811	113.94	1.23	1.17	1.26	1.14
12/31/2002	9.66	0.08	(2.07)	(1.99)	(0.08)	-	7.59	(20.58)	78,272	134.52	1.18	0.83	1.21	0.80
12/31/2001	12.23	0.08	(2.56)	(2.48)	(0.07)	(0.02)	9.66	(20.29)	103,972	66.42	1.17	0.76	1.18	0.75

Class B
12/31/2005	11.06	0.16	1.05	1.21	(0.19)	-	12.08	10.94	134	71.32	0.87	1.46	n/a	n/a
03/05(a)-12/31/04	10.11	0.09	0.99	1.08	(0.13)	-	11.06	10.72	1	75.17	0.92	1.30	0.94	1.28

JNL/JPMorgan International Value Fund

Class A
12/31/2005	9.29	0.13	1.59	1.72	(0.01)	(0.06)	10.94	18.57	234,118	72.39	1.08	1.63	n/a	n/a
12/31/2004	7.65	0.07	1.65	1.72	(0.08)	-	9.29	22.54	82,081	90.31	1.13	1.14	n/a	n/a
12/31/2003	5.56	-	2.19	2.19	(0.10)	-	7.65	39.43	29,609	131.90	1.12	0.75	n/a	n/a
12/31/2002	7.75	0.07	(2.13)	(2.06)	(0.13)	-	5.56	(26.59)	5,642	146.48	1.08	0.95	n/a	n/a
12/31/2001	9.79	0.09	(2.08)	(1.99)	(0.04)	(0.01)	7.75	(20.33)	7,304	82.18	1.07	1.07	n/a	n/a

Class B
12/31/2005	9.37	0.15	1.62	1.77	(0.01)	(0.06)	11.07	18.90	165	72.39	0.87	1.84	n/a	n/a
03/05(a)-12/31/04	8.17	0.03	1.18	1.21	(0.01)	-	9.37	14.85	5	90.31	0.93	1.36	n/a	n/a

JNL/Lazard Mid Cap Value Fund

Class A
12/31/2005	14.66	0.07	1.24	1.31	(0.06)	(2.37)	13.54	8.81	228,735	84.55	1.03	0.49	n/a	n/a
12/31/2004	13.16	0.02	3.21	3.23	(0.02)	(1.71)	14.66	24.72	222,542	100.95	1.08	0.20	1.13	0.15
12/31/2003	10.23	0.04	2.92	2.96	(0.03)	-	13.16	28.89	142,798	88.62	1.08	0.40	1.17	0.31
12/31/2002	11.97	0.03	(1.72)	(1.69)	(0.03)	(0.02)	10.23	(14.08)	76,890	98.18	1.08	0.41	1.12	0.37

12/31/2001	11.75	0.06	1.50	1.56	(0.06)	(1.28)	11.97	13.24	26,886	143.12	1.07	0.65	1.20	0.52

Class B
12/31/2005	14.70	0.10	1.24	1.34	(0.06)	(2.37)	13.61	8.99	253	84.55	0.83	0.69	n/a	n/a
03/05(a)-12/31/04	14.28	0.02	2.13	2.15	(0.02)	(1.71)	14.70	15.20	29	100.95	0.88	0.45	0.93	0.40

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Lazard Small Cap Value Fund

Class A
12/31/2005	$ 13.81	$ (0.01)	$ 0.67	$ 0.66	$ -	$ (1.70)	$ 12.77	4.65%	$ 197,826	98.76%	1.06%	(0.07)%	n/a %	n/a %
12/31/2004	13.05	(0.02)	2.03	2.01	(0.01)	(1.24)	13.81	15.38	218,851	105.06	1.12	(0.20)	1.18	(0.26)
12/31/2003	9.40	0.01	3.64	3.65	-	-	13.05	38.83	155,191	70.95	1.13	0.17	1.20	0.10
12/31/2002	11.40	-	(1.96)	(1.96)	-	(0.04)	9.40	(17.22)	74,559	94.87	1.14	(0.03)	1.17	(0.06)
12/31/2001	10.28	0.02	1.77	1.79	(0.02)	(0.65)	11.40	17.34	35,164	78.01	1.15	0.32	1.21	0.26

Class B
12/31/2005	13.84	0.01	0.68	0.69	-	(1.70)	12.83	4.85	228	98.76	0.86	0.13	n/a	n/a
03/05(a)-12/31/04	13.92	-	1.16	1.16	-	(1.24)	13.84	8.34	27	105.06	0.92	(0.10)	0.98	(0.16)

JNL/Mellon Capital Management Bond Index Fund

Class A
12/31/2005	10.83	0.18	0.02	0.20	(0.22)	(0.06)	10.75	1.85	180,542	360.84	0.61	3.46	n/a	n/a
12/31/2004	10.47	0.35	0.04	0.39	(0.03)	-	10.83	3.74	116,440	215.24	0.61	3.31	n/a	n/a
12/31/2003	10.48	0.23	0.07	0.30	(0.19)	(0.12)	10.47	2.87	83,547	70.57	0.60	3.29	n/a	n/a
01/15(a)-12/31/02	10.00	0.36	0.50	0.86	(0.36)	(0.02)	10.48	8.55	34,286	77.16	0.60	4.12	n/a	n/a

Class B
12/31/2005	10.76	0.20	0.02	0.22	(0.22)	(0.06)	10.70	2.04	147	360.84	0.41	3.66	n/a	n/a
03/05(a)-12/31/04	10.73	0.12	0.02	0.14	(0.11)	-	10.76	1.35	17	215.24	0.41	3.38	n/a	n/a

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Class A
12/31/2005	8.80	0.05	0.33	0.38	(0.27)	(0.59)	8.32	4.24	62,053	46.19	0.80	0.96	n/a	n/a
12/31/2004	7.93	0.07	0.82	0.89	(0.02)	-	8.80	11.27	181,444	66.90	0.78	1.17	0.78	1.17
12/31/2003	6.16	0.03	1.76	1.79	(0.02)	-	7.93	29.09	89,068	123.94	0.87	0.87	0.89	0.85
12/31/2002	8.21	0.04	(2.09)	(2.05)	-	-	6.16	(24.94)	42,071	63.08	0.89	0.69	0.90	0.68
12/31/2001	9.34	0.03	(1.13)	(1.10)	(0.03)	-	8.21	(11.78)	31,415	55.97	0.90	0.44	n/a	n/a

Class B
12/31/2005	8.73	0.08	0.33	0.41	(0.27)	(0.59)	8.28	4.63	179	46.19	0.61	1.15	n/a	n/a
03/05(a)-12/31/04	8.24	0.08	0.48	0.56	(0.07)	-	8.73	6.85	4	66.90	0.58	1.55	0.58	1.55

JNL/Mellon Capital Management International Index Fund

Class A
12/31/2005	13.67	0.29	1.53	1.82	(0.27)	(1.63)	13.59	13.31	294,677	42.89	0.66	2.08	n/a	n/a
12/31/2004	11.45	0.16	2.07	2.23	(0.01)	-	13.67	19.49	298,098	2.77	0.66	1.83	n/a	n/a
12/31/2003	8.44	0.10	3.04	3.14	(0.13)	-	11.45	37.31	97,126	1.66	0.65	1.59	n/a	n/a
01/15(a)-12/31/02	10.00	0.15	(1.51)	(1.36)	(0.20)	-	8.44	(13.60)	26,518	32.40	0.65	1.56	n/a	n/a

Class B
12/31/2005	13.66	0.31	1.53	1.84	(0.27)	(1.63)	13.60	13.46	374	42.89	0.46	2.28	n/a	n/a
03/05(a)-12/31/04	12.05	0.05	1.62	1.67	(0.06)	-	13.66	13.85	50	2.77	0.46	1.19	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Class A
12/31/2005	$ 13.28	$ 0.09	$ 1.51	$ 1.60	$ (0.10)	$ (0.57)	$ 14.21	11.98%	$ 288,486	15.22%	0.61%	0.82%	n/a %	n/a %
12/31/2004	11.47	0.06	1.75	1.81	-	-	13.28	15.79	198,751	13.75	0.60	0.62	n/a	n/a
12/31/2003	8.55	0.03	2.92	2.95	(0.03)	-	11.47	34.55	81,077	18.34	0.60	0.65	0.61	0.64
01/15(a)-12/31/02	10.00	0.06	(1.45)	(1.39)	(0.06)	-	8.55	(13.94)	12,728	60.00	0.60	0.60	0.61	0.59

Class B
12/31/2005	13.27	0.11	1.51	1.62	(0.10)	(0.57)	14.22	12.14	245	15.22	0.41	1.02	n/a	n/a
03/05(a)-12/31/04	12.28	0.05	0.98	1.03	(0.04)	-	13.27	8.42	90	13.75	0.40	0.84	n/a	n/a

JNL/Mellon Capital Management S&P 500 Index Fund

Class A
12/31/2005	10.66	0.13	0.34	0.47	(0.12)	(0.33)	10.68	4.37	427,375	14.14	0.61	1.30	n/a	n/a
12/31/2004	9.84	0.12	0.87	0.99	(0.12)	(0.05)	10.66	10.06	361,845	6.74	0.60	1.49	n/a	n/a
12/31/2003	7.79	0.03	2.13	2.16	(0.08)	(0.03)	9.84	27.79	190,338	8.90	0.60	1.22	0.61	1.21
01/15(a)-12/31/02	10.00	0.05	(2.26)	(2.21)	-	-	7.79	(22.10)	46,776	1.89	0.60	1.15	0.61	1.14

Class B
12/31/2005	10.72	0.15	0.34	0.49	(0.12)	(0.33)	10.76	4.54	537	14.14	0.41	1.50	n/a	n/a
03/05(a)-12/31/04	10.25	0.09	0.52	0.61	(0.09)	(0.05)	10.72	5.91	239	6.74	0.40	2.07	n/a	n/a

JNL/Mellon Capital Management Small Cap Index Fund

Class A
12/31/2005	13.43	0.08	0.49	0.57	(0.09)	(0.47)	13.44	4.22	237,460	16.09	0.60	0.84	n/a	n/a
12/31/2004	11.46	0.07	1.93	2.00	-	(0.03)	13.43	17.42	173,822	17.66	0.60	0.81	n/a	n/a
12/31/2003	7.94	0.05	3.59	3.64	(0.04)	(0.08)	11.46	45.88	76,130	38.17	0.60	0.75	0.61	0.74
01/15(a)-12/31/02	10.00	0.08	(2.06)	(1.98)	(0.08)	-	7.94	(19.79)	20,027	49.44	0.60	0.96	0.62	0.94

Class B
12/31/2005	13.39	0.10	0.49	0.59	(0.09)	(0.47)	13.42	4.38	248	16.09	0.40	1.04	n/a	n/a
03/05(a)-12/31/04	12.33	0.06	1.08	1.14	(0.05)	(0.03)	13.39	9.24	85	17.66	0.40	1.25	n/a	n/a

JNL/Oppenheimer Global Growth Fund

Class A
12/31/2005	11.92	0.08	1.56	1.64	(0.03)	-	13.53	13.74	289,390	26.96	1.06	0.74	n/a	n/a
12/31/2004	10.12	0.03	1.78	1.81	(0.01)	-	11.92	17.93	235,047	17.59	1.06	0.56	n/a	n/a
12/31/2003	7.20	0.03	2.89	2.92	-	-	10.12	40.56	104,625	38.02	1.05	0.57	n/a	n/a
12/31/2002	9.27	0.03	(2.10)	(2.07)	-	-	7.20	(22.33)	50,522	64.05	1.05	0.44	n/a	n/a
05/01(a)-12/31/01	10.00	0.03	(0.76)	(0.73)	-	-	9.27	(7.30)	59,841	44.80	1.05	0.54	n/a	n/a

Class B
12/31/2005	11.93	0.11	1.56	1.67	(0.03)	-	13.57	13.98	204	26.96	0.86	0.94	n/a	n/a
03/05(a)-12/31/04	10.71	0.03	1.21	1.24	(0.02)	-	11.93	11.60	24	17.59	0.86	0.59	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Oppenheimer Growth Fund

Class A
12/31/2005	$ 8.63	$ (0.02)	$ 0.81	$ 0.79	$ (0.01)	$ -	$ 9.41	9.16%	$ 28,286	80.29%	0.98%	(0.30)%	n/a %	n/a %
12/31/2004	8.28	0.01	0.34	0.35	-	-	8.63	4.23	24,479	124.90	1.01	0.12	n/a	n/a
12/31/2003	7.03	(0.03)	1.28	1.25	-	-	8.28	17.78	32,993	94.02	1.00	(0.49)	n/a	n/a
12/31/2002	9.41	(0.03)	(2.35)	(2.38)	-	-	7.03	(25.29)	17,846	55.58	1.00	(0.49)	n/a	n/a
05/01(a)-12/31/01	10.00	0.01	(0.59)	(0.58)	(0.01)	-	9.41	(5.82)	13,557	58.88	1.00	0.17	n/a	n/a

Class B
12/31/2005	8.64	-	0.80	0.80	(0.01)	-	9.43	9.27	137	80.29	0.77	(0.09)	n/a	n/a
03/05(a)-12/31/04	8.57	0.03	0.04	0.07	-	-	8.64	0.82	1	124.90	0.82	0.61	n/a	n/a

JNL/PIMCO Total Return Bond Fund

Class A
12/31/2005	11.96	0.27	0.02	0.29	(0.33)	(0.22)	11.70	2.40	571,892	408.73	0.81	3.15	n/a	n/a
12/31/2004	11.76	0.17	0.36	0.53	(0.20)	(0.13)	11.96	4.45	390,124	352.28	0.81	1.72	n/a	n/a
12/31/2003	11.60	0.13	0.42	0.55	(0.17)	(0.22)	11.76	4.78	317,301	146.76	0.80	2.02	n/a	n/a
12/31/2002	10.66	0.24	0.70	0.94	-	-	11.60	8.85	211,362	116.05	0.80	3.23	n/a	n/a
12/31/2001	10.29	0.30	0.68	0.98	(0.28)	(0.33)	10.66	9.52	54,851	112.25	0.80	4.35	n/a	n/a

Class B
12/31/2005	12.15	0.29	0.02	0.31	(0.33)	(0.22)	11.91	2.52	174	408.73	0.60	3.36	n/a	n/a
03/05(a)-12/31/04	12.02	0.08	0.22	0.30	(0.04)	(0.13)	12.15	2.46	30	352.28	0.61	3.09	n/a	n/a

JNL/Putnam Equity Fund

Class A
12/31/2005	18.59	0.07	1.56	1.63	(0.16)	-	20.06	8.75	161,881	135.25	0.98	0.37	n/a	n/a

12/31/2004	16.54	0.20	1.96	2.16	(0.11)	-	18.59	13.04	149,669	91.21	0.99	0.95	1.06	0.88
12/31/2003	13.04	0.08	3.47	3.55	(0.05)	-	16.54	27.23	164,927	74.82	1.00	0.45	1.07	0.38
12/31/2002	17.18	-	(4.14)	(4.14)	-	-	13.04	(24.10)	153,303	123.47	0.99	0.23	1.05	0.17
12/31/2001	22.91	(0.01)	(5.72)	(5.73)	-	-	17.18	(25.01)	282,049	91.77	0.96	(0.07)	0.99	(0.10)

Class B
12/31/2005	18.59	0.11	1.56	1.67	(0.16)	-	20.10	8.96	124	135.25	0.78	0.57	n/a	n/a
03/05(a)-12/31/04	17.26	0.15	1.32	1.47	(0.14)	-	18.59	8.55	11	91.21	0.78	2.15	0.85	2.08

JNL/Putnam Midcap Growth Fund

Class A
12/31/2005	8.09	(0.03)	1.01	0.98	-	-	9.07	12.11	36,392	91.99	1.06	(0.38)	n/a	n/a
12/31/2004	6.82	(0.04)	1.31	1.27	-	-	8.09	18.62	33,829	111.57	1.06	(0.62)	1.14	(0.70)
12/31/2003	5.11	(0.03)	1.74	1.71	-	-	6.82	33.46	28,909	116.81	1.05	(0.52)	1.11	(0.58)
12/31/2002	7.23	(0.04)	(2.08)	(2.12)	-	-	5.11	(29.32)	18,647	116.70	1.05	(0.62)	1.10	(0.67)
12/31/2001	9.90	(0.05)	(2.62)	(2.67)	-	-	7.23	(26.97)	29,541	211.61	1.05	(0.46)	1.09	(0.50)

Class B
12/31/2005	8.11	(0.01)	1.01	1.00	-	-	9.11	12.33	131	91.99	0.85	(0.17)	n/a	n/a
03/05(a)-12/31/04	7.32	(0.02)	0.81	0.79	-	-	8.11	10.79	1	111.57	0.78	(0.34)	0.87	(0.43)

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Putnam Value Equity Fund

Class A
12/31/2005	$ 17.42	$ 0.24	$ 0.61	$ 0.85	$ (0.18)	$ -	$ 18.09	4.91%	$ 181,363	79.01%	0.97%	0.97%	n/a %	n/a %
12/31/2004	16.09	0.24	1.33	1.57	(0.24)	-	17.42	9.76	215,615	46.27	0.97	1.24	1.01	1.20
12/31/2003	13.06	0.16	3.04	3.20	(0.17)	-	16.09	24.55	309,732	67.86	0.98	1.16	1.03	1.11
12/31/2002	16.50	0.16	(3.44)	(3.28)	(0.16)	-	13.06	(19.87)	256,100	62.19	0.98	1.06	1.01	1.03
12/31/2001	17.78	0.15	(1.27)	(1.12)	(0.16)	-	16.50	(6.32)	347,246	82.54	0.96	0.89	0.99	0.86

Class B
12/31/2005	17.48	0.28	0.62	0.90	(0.18)	-	18.20	5.18	107	79.01	0.76	1.18	n/a	n/a
03/05(a)-12/31/04	16.82	0.21	0.66	0.87	(0.21)	-	17.48	5.17	1	46.27	0.75	1.58	0.79	1.54

JNL/S&P Managed Aggressive Growth Fund

Class A
12/31/2005	11.89	0.25	0.76	1.01	(0.10)	-	12.80	8.48	657,320	35.06	0.18	0.22	n/a	n/a
12/31/2004	10.57	0.02	1.31	1.33	(0.01)	-	11.89	12.61	670,711	62.01	0.18	0.41	n/a	n/a
12/31/2003	8.44	0.06	2.20	2.26	(0.13)	-	10.57	26.80	164,016	3.87	0.20	0.97	n/a	n/a
12/31/2002	10.45	0.06	(1.97)	(1.91)	(0.10)	-	8.44	(18.26)	97,110	37.53	0.20	0.77	n/a	n/a
12/31/2001	12.86	0.02	(1.38)	(1.36)	(0.35)	(0.70)	10.45	(10.58)	107,519	67.65	0.20	1.16	n/a	n/a

JNL/S&P Managed Conservative Fund

Class A
12/31/2005	10.35	0.26	0.13	0.39	(0.03)		(0.01)	10.70	3.73	80,642	16.33	0.19	3.54	n/a	n/a
10/04(a)-12/31/04	10.00	0.14	0.21	0.35	-		-	10.35	3.50	13,909	13.03	0.18	12.94	n/a	n/a

JNL/S&P Managed Growth Fund

Class A
12/31/2005	12.23	0.30	0.61	0.91	(0.13)	#	(0.45)	12.56	7.44	1,059,806	32.50	0.16	0.62	n/a	n/a
12/31/2004	11.07	0.07	1.19	1.26	(0.06)	#	(0.04)	12.23	11.41	1,001,562	46.80	0.17	0.67	n/a	n/a
12/31/2003	9.25	0.08	1.93	2.01	(0.19)		-	11.07	21.73	609,887	3.33	0.20	1.40	n/a	n/a
12/31/2002	10.70	0.08	(1.41)	(1.33)	(0.12)		-	9.25	(12.40)	331,543	32.67	0.20	1.26	n/a	n/a
12/31/2001	12.37	0.01	(0.92)	(0.91)	(0.32)		(0.44)	10.70	(7.34)	298,741	59.64	0.20	1.66	n/a	n/a

JNL/S&P Managed Moderate Fund

Class A
12/31/2005	10.54	0.24	0.29	0.53	(0.02)		(0.01)	11.04	4.99	157,719	11.24	0.18	3.13	n/a	n/a
10/04(a)-12/31/04	10.00	0.11	0.43	0.54	-		-	10.54	5.40	19,873	0.39	0.18	11.25	n/a	n/a

JNL/S&P Managed Moderate Growth Fund

Class A
12/31/2005	11.67	0.34	0.41	0.75	(0.20)		(0.09)	12.13	6.41	861,543	21.32	0.17	1.39	n/a	n/a
12/31/2004	10.91	0.12	0.92	1.04	(0.11)		(0.17)	11.67	9.58	619,106	38.10	0.18	1.20	n/a	n/a
12/31/2003	9.48	0.10	1.58	1.68	(0.25)		-	10.91	17.75	402,322	2.24	0.20	1.79	n/a	n/a
12/31/2002	10.54	0.10	(0.99)	(0.89)	(0.17)		-	9.48	(8.48)	227,833	31.43	0.20	1.75	n/a	n/a
12/31/2001	11.83	0.08	(0.65)	(0.57)	(0.34)		(0.38)	10.54	(4.78)	187,495	49.46	0.20	2.42	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Salomon Brothers High Yield Bond Fund

Class A
12/31/2005	$ 8.51	$ 0.62	$ (0.48)	$ 0.14	$ (0.62)		$ (0.08)	$ 7.95	1.69%	$ 276,421	32.61%	0.81%	7.39%	n/a %	n/a %
12/31/2004	8.03	0.17	0.49	0.66	(0.18)		-	8.51	8.22	284,949	149.00	0.83	6.97	n/a	n/a
12/31/2003	6.98	0.75	1.05	1.80	(0.75)		-	8.03	25.79	19,464	71.74	0.90	8.47	n/a	n/a
12/31/2002	7.42	0.87	(0.44)	0.43	(0.87)		-	6.98	5.76	17,079	77.04	0.90	8.88	n/a	n/a
12/31/2001	7.67	0.65	(0.24)	0.41	(0.66)		-	7.42	5.33	20,220	48.73	0.90	8.54	n/a	n/a

Class B
12/31/2005	8.66	0.64	(0.48)	0.16	(0.62)		(0.08)	8.12	1.89	214	32.61	0.60	7.60	n/a	n/a
03/05(a)-12/31/04	8.15	0.14	0.41	0.55	(0.04)		-	8.66	6.84	13	149.00	0.63	7.20	n/a	n/a

JNL/Salomon Brothers Strategic Bond Fund

Class A
12/31/2005	11.47	0.44	(0.14)	0.30	(0.48)	(0.21)	11.08	2.62	338,943	96.70	(f)	0.93		4.44	n/a	n/a
12/31/2004	11.40	0.56	0.23	0.79	(0.53)	(0.19)	11.47	6.91	236,706	74.16	(f)	0.94		4.63	n/a	n/a
12/31/2003	10.63	0.49	0.95	1.44	(0.52)	(0.15)	11.40	13.53	197,923	61.03		0.95		5.03	n/a	n/a
12/31/2002	10.41	0.65	0.22	0.87	(0.65)	-	10.63	8.38	125,881	83.34		0.95		6.22	n/a	n/a
12/31/2001	10.37	0.68	0.01	0.69	(0.65)	-	10.41	6.71	123,310	86.36		0.98	(e)	6.46	n/a	n/a

Class B
12/31/2005	11.84	0.48	(0.14)	0.34	(0.48)	(0.21)	11.49	2.87	171	96.70	(f)	0.73		4.64	n/a	n/a
03/05(a)-12/31/04	11.60	0.20	0.41	0.61	(0.18)	(0.19)	11.84	5.20	8	74.16	(f)	0.72		4.87	n/a	n/a

JNL/Salomon Brothers U.S. Government & Quality Bond Fund

Class A
12/31/2005	11.31	0.41	(0.14)	0.27	(0.41)	(0.10)	11.07	2.45	214,590	39.01	(f)	0.79		3.76	n/a	n/a
12/31/2004	11.47	0.54	(0.10)	0.44	(0.53)	(0.07)	11.31	3.85	197,863	64.93	(f)	0.79		3.92	n/a	n/a
12/31/2003	11.89	0.45	(0.31)	0.14	(0.42)	(0.14)	11.47	1.18	257,274	43.56		0.78		3.26	n/a	n/a
12/31/2002	11.17	0.42	0.86	1.28	(0.42)	(0.14)	11.89	11.47	304,265	35.72		0.78		4.26	n/a	n/a
12/31/2001	10.96	0.50	0.25	0.75	(0.49)	(0.05)	11.17	6.92	226,275	69.10		0.82	(e)	5.09	n/a	n/a

Class B
12/31/2005	11.71	0.44	(0.14)	0.30	(0.41)	(0.10)	11.50	2.53	121	39.01	(f)	0.59		3.96	n/a	n/a
03/05(a)-12/31/04	11.75	0.16	0.02	0.18	(0.15)	(0.07)	11.71	1.54	13	64.93	(f)	0.61		4.22	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
(e) The ratio of net operating expenses for JNL/Salomon Brothers Strategic Bond Fund and JNL/Salomon Brothers U.S. Government & Quality Bond Fund was 0.95% and 0.79%, respectively.

(f) The Portfolio Turnover including dollar roll transactions for JNL/Salomon Brothers Strategic Bond Fund and JNL/Salomon Brothers U.S. Government & Quality Bond Fund on 12/31/05 was 453.07% and 491.94%,

and 422.85% and 643.06% on 12/30/04, respectively.

JNL/Select Balanced Fund

Class A
12/31/2005	$ 17.12	$ 0.34	$ 0.58	$ 0.92	$ (0.38)	$ (1.91)	$ 15.75	5.30%	$ 396,350	42.18%	(e)	0.79%	2.22%	n/a %	n/a %
12/31/2004	15.55	0.36	1.33	1.69	(0.02)	(0.10)	17.12	10.88	381,316	120.61		0.80	2.42	n/a	n/a
12/31/2003	13.14	0.32	2.51	2.83	(0.30)	(0.12)	15.55	21.57	303,892	54.21		0.80	2.49	0.81	2.48
12/31/2002	14.00	0.42	(0.69)	(0.27)	(0.42)	(0.17)	13.14	(1.93)	217,013	68.30		0.81	2.98	0.81	2.98
12/31/2001	13.13	0.41	0.98	1.39	(0.44)	(0.08)	14.00	10.57	212,196	42.38		0.81	3.28	n/a	n/a

Class B
12/31/2005	16.98	0.37	0.58	0.95	(0.38)	(1.91)	15.64	5.52	198	42.18	(e)	0.59	2.42	n/a	n/a
03/05(a)-12/31/04	16.19	0.17	0.89	1.06	(0.17)	(0.10)	16.98	6.54	22	120.61		0.60	2.68	n/a	n/a

JNL/Select Global Growth Fund

Class A
12/31/2005	19.41	0.08	0.29	0.37	(0.10)	-	19.68	1.91	188,593	264.25		1.10	0.30	n/a	n/a
12/31/2004	17.43	0.10	1.88	1.98	-	-	19.41	11.36	217,952	296.09		1.11	0.58	1.21	0.48
12/31/2003	14.06	0.13	3.24	3.37	-	-	17.43	23.97	197,288	120.39		1.13	0.70	1.18	0.65
12/31/2002	19.48	0.10	(5.38)	(5.28)	(0.14)	-	14.06	(27.12)	206,070	65.19		1.07	0.45	1.10	0.42
12/31/2001	25.97	0.08	(6.19)	(6.11)	(0.35)	(0.03)	19.48	(23.50)	389,796	93.37		1.05	0.42	1.06	0.41

Class B
12/31/2005	19.45	0.12	0.29	0.41	(0.10)	-	19.76	2.12	122	264.25		0.89	0.51	n/a	n/a
03/05(a)-12/31/04	18.37	0.11	0.97	1.08	-	-	19.45	5.88	1	296.09		0.84	1.02	0.94	0.92

JNL/Select Large Cap Growth Fund

Class A
12/31/2005	19.71	(0.05)	0.97	0.92	-	-	20.63	4.67	216,007	77.29		0.99	(0.18)	n/a	n/a
12/31/2004	17.65	(0.02)	2.08	2.06	-	-	19.71	11.67	295,491	154.46		1.00	(0.09)	1.02	(0.11)
12/31/2003	13.03	(0.04)	4.66	4.62	-	-	17.65	35.46	257,852	78.47		1.04	(0.28)	1.08	(0.32)
12/31/2002	18.55	(0.04)	(5.48)	(5.52)	-	-	13.03	(29.76)	215,884	117.19		1.02	(0.18)	1.10	(0.26)
12/31/2001	26.65	-	(8.04)	(8.04)	(0.01)	(0.05)	18.55	(30.18)	436,946	100.02		0.99	0.05	1.02	0.02

Class B
12/31/2005	19.75	(0.01)	0.97	0.96	-	-	20.71	4.86	140	77.29		0.79	0.02	n/a	n/a
03/05(a)-12/31/04	18.67	0.04	1.04	1.08	-	-	19.75	5.78	2	154.46		0.76	0.40	0.77	0.39

JNL/Select Money Market Fund

Class A
12/31/2005	1.00	0.02	-	0.02	(0.02)	-	1.00	2.71	258,452	n/a		0.60	2.66	n/a	n/a
12/31/2004	1.00	0.01	-	0.01	(0.01)	-	1.00	0.78	237,815	n/a		0.61	0.81	n/a	n/a
12/31/2003	1.00	0.01	-	0.01	(0.01)	-	1.00	0.46	184,440	n/a		0.69	0.47	n/a	n/a
12/31/2002	1.00	0.01	-	0.01	(0.01)	-	1.00	1.07	214,520	n/a		0.69	1.07	n/a	n/a
12/31/2001	1.00	0.03	-	0.03	(0.03)	-	1.00	3.45	242,518	n/a		0.69	3.28	n/a	n/a

Class B
12/31/2005	1.00	0.02	-	0.02	(0.02)	-	1.00	2.91	469	n/a		0.40	2.88	n/a	n/a

03/05(a)-12/31/04	1.00	0.01	-	0.01	(0.01)	-	1.00	0.91	38	n/a	0.40	1.57	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
(e) The Portfolio Turnover including dollar roll transactions for JNL/Select Balanced Fund is 142.02%.
JNL/Select Value Fund

Class A
12/31/2005	$ 16.71	$ 0.17	$ 1.20	$ 1.37	$ (0.20)	$ (0.98)	$ 16.90	8.15%	$ 277,461	29.04%	0.86%	1.41%	n/a %	n/a %
12/31/2004	14.70	0.12	2.05	2.17	(0.06)	(0.10)	16.71	14.77	154,283	136.31	0.86	1.50	n/a	n/a
12/31/2003	10.97	0.11	3.71	3.82	(0.03)	(0.06)	14.70	34.80	54,532	16.19	0.85	1.81	0.88	1.78
09/30(a)-12/31/02	10.00	0.06	0.91	0.97	-	-	10.97	9.70	18,004	8.64	0.85	2.24	0.98	2.11

Class B
12/31/2005	16.68	0.21	1.20	1.41	(0.20)	(0.98)	16.91	8.41	158	29.04	0.65	1.62	n/a	n/a
03/05(a)-12/31/04	15.47	0.11	1.31	1.42	(0.11)	(0.10)	16.68	9.22	27	136.31	0.66	1.73	n/a	n/a

JNL/T.Rowe Price Established Growth Fund

Class A
12/31/2005	18.36	0.04	1.08	1.12	(0.04)	-	19.44	6.09	732,553	41.03	0.91	0.24	n/a	n/a
12/31/2004	16.77	0.08	1.58	1.66	(0.07)	-	18.36	9.89	606,885	36.69	0.92	0.51	0.93	0.50
12/31/2003	12.85	0.02	3.90	3.92	-	-	16.77	30.54	474,046	36.37	0.92	0.14	0.95	0.11
12/31/2002	16.78	0.01	(3.92)	(3.91)	(0.02)	-	12.85	(23.33)	316,367	46.16	0.92	0.06	0.94	0.04
12/31/2001	18.74	0.02	(1.94)	(1.92)	-	(0.04)	16.78	(10.23)	474,105	63.38	0.92	0.12	0.92	0.12

Class B
12/31/2005	18.38	0.06	1.10	1.16	(0.04)	-	19.50	6.30	193	41.03	0.70	0.45	n/a	n/a
03/05(a)-12/31/04	17.44	0.08	0.93	1.01	(0.07)	-	18.38	5.81	24	36.69	0.73	1.21	0.74	1.20

JNL/T.Rowe Price Mid-Cap Growth Fund

Class A
12/31/2005	27.87	(0.07)	4.01	3.94	-	(2.17)	29.64	14.10	623,382	29.77	1.02	(0.32)	n/a	n/a
12/31/2004	24.89	(0.13)	4.61	4.48	-	(1.50)	27.87	18.03	541,739	34.02	1.02	(0.55)	1.04	(0.57)
12/31/2003	18.05	(0.12)	7.08	6.96	-	(0.12)	24.89	38.60	379,541	42.89	1.03	(0.60)	1.04	(0.61)
12/31/2002	23.12	(0.15)	(4.92)	(5.07)	-	-	18.05	(21.93)	248,327	42.22	1.03	(0.67)	1.04	(0.68)
12/31/2001	23.47	(0.13)	(0.22)	(0.35)	-	-	23.12	(1.49)	366,028	44.26	1.02	(0.56)	1.03	(0.57)

Class B
12/31/2005	27.92	0.01	4.00	4.01	-	(2.17)	29.76	14.32	276	29.77	0.82	(0.12)	n/a	n/a
03/05(a)-12/31/04	26.20	(0.03)	3.25	3.22	-	(1.50)	27.92	12.32	33	34.02	0.81	(0.24)	0.82	(0.25)

JNL/T.Rowe Price Value Fund

Class A
12/31/2005	13.64	0.13	0.70	0.83	(0.11)	(0.43)	13.93	6.07	544,901	28.86	0.97	1.08	n/a	n/a

12/31/2004	11.92	0.12	1.68	1.80	(0.08)	-	13.64	15.12	485,126	42.10	0.99	1.01	1.01	0.99
12/31/2003	9.22	0.06	2.70	2.76	(0.06)	-	11.92	29.97	404,470	28.06	1.00	1.05	1.02	1.03
12/31/2002	11.11	0.09	(1.96)	(1.87)	-	(0.02)	9.22	(16.84)	220,106	38.21	1.00	0.97	1.02	0.95
12/31/2001	11.14	0.08	0.01	0.09	(0.08)	(0.04)	11.11	0.78	216,408	42.29	1.00	0.93	1.02	0.91

Class B
12/31/2005	13.69	0.17	0.71	0.88	(0.11)	(0.43)	14.03	6.42	281	28.86	0.77	1.28	n/a	n/a
03/05(a)-12/31/04	12.50	0.05	1.18	1.23	(0.04)	-	13.69	9.87	34	42.10	0.79	1.51	0.80	1.50

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.

See Notes to the Financial Statements.

NOTE 1. ORGANIZATION

JNL Series Trust (the "Trust") is an open-end management investment company organized under the laws of the state of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust, consisting of diversified and non-diversified Funds, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as amended, and the securities Act of 1933, as amended. The Trust currently offers shares in forty-two (42) separate funds (the "Funds"), each with its own investment objective. JNL/AIM Large Cap Growth Fund, JNL/AIM Real Estate Fund and JNL/AIM Small Cap Growth Fund for which AIM Capital Management Inc. serves as the sub-adviser; JNL/Alger Growth Fund, for which Fred Alger Management, Inc. serves as the sub-adviser; JNL/Eagle Core Equity Fund and JNL/Eagle SmallCap Equity Fund, for which Eagle Asset Management, Inc. serves as the sub-adviser; JNL/FMR Balanced Fund and JNL/FMR Capital Growth Fund, for which Fidelity Management & Research Co. serves as the sub-adviser; JNL/Franklin Templeton Small Cap Value Fund for which Franklin Advisory Services, LLC serves as the sub-adviser; JNL/Goldman Sachs Mid Cap Value Fund for which Goldman Sachs Asset Management, L.P. serves as the sub-adviser; JNL/JPMorgan International Equity Fund and JNL/JPMorgan International Value Fund, for which JPMorgan Investment Management Inc. serves as the sub-adviser; JNL/Lazard Mid Cap Value Fund and JNL/Lazard Small Cap Value Fund, for which Lazard Asset Management serves as sub-adviser; JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management International Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management Small Cap Index Fund, for which Mellon Capital Management Corp. serves as the sub-adviser; JNL/Oppenheimer Global Growth Fund and JNL/Oppenheimer Growth Fund, for which OppenheimerFunds Inc. serves as the sub-adviser; JNL/PIMCO Total Return Bond Fund, for which Pacific Investment Management Company serves as the sub-adviser; JNL/Putnam Equity Fund, JNL/Putnam Midcap Growth Fund and JNL/Putnam Value Equity Fund, for which Putnam Investment Management LLC serves as the sub-adviser; JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Moderate Fund, and JNL/S&P Managed Moderate Growth Fund, (collectively the "JNL/S&P Funds") for which Standard & Poor's Investment Advisory Services, Inc. serves as the sub-adviser; JNL/Salomon Brothers High Yield Bond Fund, JNL/Salomon Brothers Strategic Bond Fund and JNL/Salomon Brothers U.S. Government & Quality Bond Fund, for which Salomon Brothers Asset Management Inc. serves as the sub-adviser; JNL/Select Balanced Fund, JNL/Select Global Growth Fund, JNL/Select Large Cap Growth Fund, JNL/Select Money Market Fund and JNL/Select Value Fund, for which Wellington Management Company, LLP serves as the sub-adviser; and JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund and JNL/T. Rowe Price Value Fund, for which T. Rowe Price Associates, Inc. serves as the sub-adviser. The JNL/S&P Funds have a fund of funds structure which invests in other affiliated underlying funds.

On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. As a result, Salomon Brothers Asset Management Inc. ("Salomon Brothers") became a wholly owned subsidiary of Legg Mason, Inc. Under a licensing agreement between Citigroup and Legg Mason, the name Salomon Brothers Asset Management Inc., as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, as well as Salomon Brothers, are not affiliated with Citigroup.

Effective May 2, 2005, JNL/Putnam International Equity Fund became the JNL/JPMorgan International Equity Fund and is managed by JPMorgan Investment Management Inc. Prior to May 2, 2005, this Fund was managed by Putnam Investment Management LLC.

Effective April 28, 2005, JNL/T. Rowe Established Growth Fund acquired the JNL/Alliance Capital Growth Fund. See Note 6 for additional information regarding this Fund acquisition.

Each Fund, except the JNL/S&P Funds, offers Class A and Class B shares. The two classes differ principally in applicable 12b-1 Service Fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment adviser ("Adviser") for all the Funds of the Trust. Shares are presently offered to Jackson National (Jackson National Life Insurance Company of New York) and its separate accounts to fund the benefits of variable annuity and variable life policies. Shares are also sold to qualified plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed and consistently applied by the Trust in the preparation of its financial statements. Certain prior year amounts have been reclassified in conformity with the current year's presentation.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Bonds are valued on the basis of prices furnished by pricing services which determine prices for normal institutional size trading units of bonds or based on quotations provided by reputable broker-dealers. Stocks are valued at the last quoted sale price on the New York stock exchange (generally, 4:00 p.m. Eastern Time) or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Pursuant to procedures adopted by the Trust’s Board of Trustees, the Funds utilize Fair Value Pricing (“FVP”). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the (“NYSE”). Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the Fund holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing within 60 days, and all securities in the JNL/Select Money Market Fund, are valued at amortized cost, which approximates market value. American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in U.S. dollars. The JNL/S&P Funds are valued at the net asset value per share of each underlying Fund determined as of the close of the NYSE on the valuation date. Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars using exchange rates in effect as of 4:00 p.m. Eastern Standard Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions.

Realized gains and losses arising from selling foreign currencies and certain non-dollar denominated fixed income securities, entering into forward foreign currency exchange contracts, and accruing income or settling portfolio purchases and sales denominated in a foreign currency paid or received at a later date are recorded as net realized foreign currency related gains (losses) and are considered ordinary income for tax purposes. Realized and unrealized gains and losses on investments which result from changes in foreign currency exchange rates are primarily included in net realized gains (losses) and net unrealized appreciation (depreciation), respectively.

Forward Foreign Currency Exchange Contracts - A Fund may enter into forward foreign currency exchange contracts ("contracts"), generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales ("spot hedges") or to minimize foreign currency risk on portfolio securities denominated in foreign currencies ("position hedges"). All contracts are valued at the forward currency exchange rate and are marked-to-market daily. When the contract is open, the change in market value is recorded as net unrealized appreciation (depreciation) on foreign currency related items. When the contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Statements of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparties to the contracts are unable to meet the terms of the contracts.

When-Issued and Delayed Delivery Transactions - A Fund may purchase securities on a when-issued or delayed delivery basis. On the trade date, the Fund records purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date. The Fund will segregate and maintain, until the settlement date, liquid assets in an amount sufficient to meet the purchase price.

Unregistered Securities - A Fund may own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933 as amended, the Funds have the right to include their securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Options Transactions - A Fund may write covered call options on portfolio securities. A Fund may buy and sell options contracts to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. Option contracts are valued at the closing prices on their exchanges and the Fund will realize a gain or loss upon expiration or closing of the option transaction. When a written call option is exercised, the proceeds on the sale of the underlying security are adjusted by the amount of premium received.

Futures Contracts - A Fund may utilize futures contracts to a limited extent. A Fund may buy and sell futures contracts to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. The risks associated with the use of futures contracts include the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Futures contracts are valued based upon their quoted daily settlement prices. The Fund receives from or pays to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Fund as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities.

Dollar Roll Transactions - A Fund may enter into dollar roll transactions with respect to mortgage securities in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Funds record dollar roll transactions as separate purchases and sales. The value of the dollar roll transactions are reflected in the Funds' Statements of Assets and Liabilities as investment securities purchased. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Repurchase Agreements - A Fund may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally by a bank or broker-dealer) to repurchase that security back from the Fund at a specified price and date or upon demand. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until the maturity of the repurchase agreement. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

Reverse Repurchase Agreements - A Fund may engage in reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Fund has committed to sell is reflected in the Statements of Assets and Liabilities. A Fund pays interest on amounts borrowed which is reflected in the Statements of Operations. The Fund will maintain securities in segregated accounts with its custodian that at all times are in an amount equal to their obligations under the reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Fund may decline below the repurchase price and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

Securities Loaned - The Trust has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Funds receive a fee equal to a percentage of the net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund (a pooled money market instrument approved by the Adviser). The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Securities Sold Short - A Fund may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Potential losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swaps - A Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net periodic payments or any payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Inflation-Indexed Bonds - A Fund may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Distributions to Shareholders - The JNL/Select Money Market Fund declares dividends daily and pays dividends monthly. For all other Funds, dividends from net investment income are declared and paid annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

Federal Income Taxes - The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Fund. The Trust periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

NOTE 3. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust has an investment advisory agreement with JNAM whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and payable monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to sub-advisers as compensation for their services. The following is a schedule of the fees each Fund is currently obligated to pay JNAM.

(M - Millions; B - Billions)	$0 to $50 M	$50 to $100 M	$100 to $150 M	$150 to $200 M	$200 to $250 M	$250 to $300 M	$300 to $350 M	$350 to $500 M	$500 to $750 M	$750 to to $1.5 B	Over $1.5 B

JNL/AIM Large Cap Growth Fund	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
JNL/AIM Real Estate Fund	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/AIM Small Cap Growth Fund	0.85	0.85	0.85	0.85	0.85	0.85	0.80	0.80	0.80	0.80	0.80
JNL/Alger Growth Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.60	0.60	0.60
JNL/Eagle Core Equity Fund	0.70	0.65	0.65	0.65	0.65	0.65	0.55	0.55	0.55	0.55	0.55
JNL/Eagle SmallCap Equity Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.65
JNL/FMR Balanced Fund	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.65	0.60	0.60
JNL/FMR Capital Growth Fund	0.70	0.70	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.60	0.55
JNL/Franklin Templeton Small Cap Value Fund	0.85	0.85	0.85	0.85	0.77	0.77	0.77	0.77	0.75	0.75	0.75
JNL/Goldman Sachs Mid Cap Value Fund	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/JPMorgan International Equity Fund (a)	0.75	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.60	0.60	0.60
JNL/JPMorgan International Value Fund (b)	0.75	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.60	0.60	0.60
JNL/Lazard Mid Cap Value Fund	0.75	0.75	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.65
JNL/Lazard Small Cap Value Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70
JNL/Mellon Capital Management Bond Index Fund	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.25	0.25	0.25
JNL/Mellon Capital Management Enhanced
S&P 500 Stock Index Fund	0.50	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45	0.45
JNL/Mellon Capital Management
International Index Fund	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.25	0.25	0.25
JNL/Mellon Capital Management

S&P 400 MidCap Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.24	0.24
JNL/Mellon Capital Management S&P 500 Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.24	0.24
JNL/Mellon Capital Management Small Cap Index Fund	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.29	0.24	0.24	0.24
JNL/Oppenheimer Global Growth Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.60%	0.60%	0.60%	0.60%	0.60%
JNL/Oppenheimer Growth Fund (c)	0.65	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60	0.60	0.60
JNL/PIMCO Total Return Bond Fund	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50
JNL/Putnam Equity Fund	0.675	0.675	0.675	0.60	0.60	0.60	0.575	0.575	0.575	0.575	0.575
JNL/Putnam Midcap Growth Fund	0.75	0.75	0.75	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70
JNL/Putnam Value Equity Fund	0.675	0.675	0.675	0.60	0.60	0.60	0.575	0.575	0.575	0.575	0.575
JNL/S&P Funds	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.08	0.08	0.08
JNL/Salomon Brothers High Yield Bond Fund	0.55	0.50	0.50	0.475	0.475	0.475	0.45	0.45	0.425	0.425	0.425
JNL/Salomon Brothers Strategic Bond Fund	0.65	0.65	0.65	0.60	0.60	0.60	0.60	0.60	0.55	0.55	0.55
JNL/Salomon Brothers U.S. Government &
Quality Bond Fund	0.50	0.50	0.50	0.45	0.45	0.45	0.40	0.40	0.35	0.35	0.35
JNL/Select Balanced Fund	0.55	0.50	0.50	0.50	0.50	0.475	0.45	0.50	0.425	0.425	0.425
JNL/Select Global Growth Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.65	0.60	0.60
JNL/Select Large Cap Growth Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.55	0.55
JNL/Select Money Market Fund (d)	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.28	0.25	0.25	0.25
JNL/Select Value Fund	0.55	0.55	0.55	0.55	0.55	0.55	0.50	0.50	0.45	0.45	0.45
JNL/T.Rowe Price Established Growth Fund	0.65	0.65	0.65	0.60	0.60	0.60	0.60	0.60	0.55	0.55	0.55
JNL/T.Rowe Price Mid-Cap Growth Fund	0.75	0.75	0.75	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
JNL/T.Rowe Price Value Fund	0.70	0.70	0.70	0.65	0.65	0.65	0.65	0.65	0.60	0.60	0.60

(a) Prior to May 2, 2005, the fees were 0.80% on assets up to $50 million, 0.75% between $50 and $500, and 0.70% over $500 million.
(b) Prior to May 2, 2005, the fees were 0.775% on assets up to $50 million, 0.75% between $50 million and $200 million, 0.70% between $200 million and
$350 million, and 0.65% over $350 million.
(c) Prior to July 1, 2005, the fees were 0.70% on assets up to $300 million and 0.60% over $300 million.
(d) Prior to November 1, 2005, the fees were 0.30% on assets up to $500 million and 0.25% over $500 million.

Administrative Fee - The JNL/S&P Funds pay JNAM an annual Administrative Fee of 0.05% of the average daily net assets of each Fund. The JNL/JPMorgan International Equity Fund, JNL/JPMorgan International Value Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/Oppenheimer Global Growth Fund, and the JNL/Select Global Growth Fund pay JNAM an annual Administration Fee of 0.15% of the average daily net assets of the Funds. All other Funds pay JNAM an annual Administration Fee of 0.10% of the average daily net assets of the Funds. In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees and a majority of the cost associated with the Chief Compliance Officer.

Transfer Agency Services - The Trust has an agreement with JNAM whereby JNAM provides transfer agency services for the Funds at no additional cost.

Brokerage fees - During the period ended December 31, 2005, JNL/Alger Growth Fund, JNL/FMR Balanced Fund, JNL/FMR Capital Growth Fund, JNL/JPMorgan International Equity Fund, JNL/JPMorgan International Value Fund and JNL/Oppenheimer Global Growth Fund, paid $850; $5; $9; $6; $3; $5; in thousands respectively, to affiliates of the Funds for brokerage fees on the execution of purchases and sales of portfolio investments.

12b-1 Service Fee - The Funds, except for the JNL/S&P Funds, have adopted a Distribution Plan under the provisions of Rule 12b-1 for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of the Trust's Class A shares (through the sale of variable insurance products funded by the Trust). Jackson National Life Distributors, Inc. ("JNLD") is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable insurance products issued by Jackson National and its subsidiaries. JNLD is a wholly-owned subsidiary of Jackson National. The maximum 12b-1 fee allowed shall be 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected in the Statement of Operations as "12b-1 service fees (Class A)".

Affiliated Brokerage Commissions - The sub-advisers may use their best efforts (subject to obtaining best execution of each transaction) to allocate a portion of a Fund’s equity security transactions through certain designated broker-dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statement of Operations.

Deferred Compensation Plan - The Funds have adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of their compensation. Deferred amounts are credited at a rate of return of 5%.

Investments in affiliates - During the period ended December 31, 2005, certain Funds invested in a money market fund for temporary purposes, which was managed by JNAM. Certain Funds participating in securities lending receive cash collateral which is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund (a pooled money market instrument approved by JNAM) which may be considered affiliated with the Fund. The JNL/S&P Funds invested solely in other affiliated Funds of the Trust and JNL Variable Funds. The total market value and cost of such affiliated investments is disclosed separately in the Statement of Assets and Liabilities, and the associated income is disclosed separately in the Statement of Operations.

NOTE 4. PURCHASES AND SALES OF SECURITIES

Information with respect to purchases and proceeds from sales of long-term securities for the period ended December 31, 2005, is as follows (in thousands):

	Investment Securities		U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
JNL/AIM Large Cap Growth Fund	$415,561	$277,325	$-	$-
JNL/AIM Real Estate Fund	86,269	19,971	-	-
JNL/AIM Small Cap Growth Fund	30,538	29,449	-	-
JNL/Alger Growth Fund	647,438	711,409	-	-
JNL/Eagle Core Equity Fund	284,410	385,202	-	-
JNL/Eagle SmallCap Equity Fund	86,849	102,212	-	-
JNL/FMR Balanced Fund	51,587	47,492	53,979	45,676
JNL/FMR Capital Growth Fund	301,166	314,638	-	-
JNL/Franklin Templeton Small Cap Value Fund	57,265	2,050	-	-
JNL/Goldman Sachs Mid Cap Value Fund	97,361	20,841	-	-
JNL/JPMorgan International Equity Fund	190,675	105,362	-	-
JNL/JPMorgan International Value Fund	221,639	109,590	-	-
JNL/Lazard Mid Cap Value Fund	176,841	186,431	-	-
JNL/Lazard Small Cap Value Fund	192,348	216,421	-	-

JNL/Mellon Capital Management Bond Index Fund	428,701	433,636	177,225	89,288
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund	46,858	159,560	-	-
JNL/Mellon Capital Management International Index Fund	112,360	135,918	-	-
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	104,083	35,290	-	-
JNL/Mellon Capital Management S&P 500 Index Fund	105,184	52,921	-	-
JNL/Mellon Capital Management Small Cap Index Fund	94,651	31,650	-	-
JNL/Oppenheimer Global Growth Fund	96,533	65,272	-	-
JNL/Oppenheimer Growth Fund	21,489	20,158	-	-
JNL/PIMCO Total Return Bond Fund	1,055,527	1,015,468	657,510	433,205
JNL/Putnam Equity Fund	203,602	204,849	-	-
JNL/Putnam Midcap Growth Fund	30,805	31,354	-	-
JNL/Putnam Value Equity Fund	151,699	192,498	-	-
JNL/S&P Managed Aggressive Growth Fund	228,340	280,788	-	-
JNL/S&P Managed Conservative Fund	74,034	8,075	-	-
JNL/S&P Managed Growth Fund	334,752	328,367	-	-
JNL/S&P Managed Moderate Fund	144,847	9,505	-	-
JNL/S&P Managed Moderate Growth Fund	366,763	155,855	-	-
JNL/Salomon Brothers High Yield Bond Fund	91,034	84,679	-	-
JNL/Salomon Brothers Strategic Bond Fund (a)	1,226,340	1,116,725	110,634	103,933
JNL/Salomon Brothers U.S. Government & Quality Bond Fund (b)	866,481	857,721	61,272	34,133
JNL/Select Balanced Fund	85,121	87,930	95,738	69,641
JNL/Select Global Growth Fund	494,723	523,996	-	-
JNL/Select Large Cap Growth Fund	179,166	263,711	-	-
JNL/Select Money Market Fund	14,200	15,000	9,981	-
JNL/Select Value Fund	167,882	62,594	-	-
JNL/T.Rowe Price Established Growth Fund	340,650	268,979	-	-
JNL/T.Rowe Price Mid-Cap Growth Fund	169,407	160,888	-	-
JNL/T.Rowe Price Value Fund	195,459	142,592	-	-

(a) Including purchases and sales in dollar rolls of $1,131,991 and $1,054,932, respectively.
(b) Including purchases and sales in dollar rolls of $866,481 and $848,221, respectively.

NOTE 5. FEDERAL INCOME TAX MATTERS

At December 31, 2005, the following Funds had accumulated net realized capital loss carryovers, in thousands, for U.S. federal income tax purposes, which may be used to offset future, realized capital gains (in thousands). It is the intent of the Board of Trustees to not distribute any realized capital gains until the accumulated net realized capital loss carryovers have been offset or have expired.

		Year(s) of			Year(s) of
	Amount	Expiration		Amount	Expiration

JNL/AIM Large Cap Growth Fund	$333	2012	JNL/Putnam Value Equity Fund	$21,625	2010-2011
JNL/Alger Growth Fund	76,799	2009-2011	JNL/S&P Managed Aggressive Growth Fund	24,278	2009-2012
JNL/Eagle Core Equity Fund	9,256	2010-2011	JNL/S&P Managed Growth Fund	1,370	2010-2012
JNL/FMR Capital Growth Fund	316,669	2009-2011	JNL/Salomon Brothers High Yield Bond Fund	50,276	2007-2010
JNL/JPMorgan International Equity Fund	19,102	2010-2011	JNL/Select Global Growth Fund	153,014	2009-2011
JNL/Mellon Capital Management Bond Index Fund	898	2013	JNL/Select Large Cap Growth Fund	299,992	2009-2011
JNL/Oppenheimer Growth Fund	920	2010-2011	JNL/Select Money Market Fund	3	2010-2013
JNL/Putnam Equity Fund	104,781	2009-2011	JNL/T.Rowe Price Established Growth Fund	37,126	2010-2011
JNL/Putnam Midcap Growth Fund	16,822	2009-2011

The following represents capital and/or currency losses (in thousands) realized after October 31, 2005, which were deferred for tax purposes to the first of the following fiscal year:

Amount

JNL/FMR Balanced Fund	$2
JNL/JPMorgan International Equity Fund	9
JNL/Lazard Mid Cap Value Fund	354
JNL/Mellon Capital Management International Index Fund	196
JNL/Pimco Total Return Bond Fund	533
JNL/Salomon Brothers High Yield Bond Fund	494
JNL/Salomon Brothers Strategic Bond Fund	311
JNL/Salomon Brothers U.S. Government & Quality Bond Fund	151
JNL/Select Global Growth Fund	32
JNL/Select Large Cap Growth Fund	991
JNL/T.Rowe Price Established Growth Fund	30

Permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified as indicated below (in thousands). To the extent there are differences between book tax-basis and federal tax-basis which are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Permanent differences may include but are not limited to: excise taxes paid, expired capital loss carryforwards, foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Gain/Loss	Paid in Capital
JNL/AIM Large Cap Growth Fund	$(3)	$3	$-
JNL/AIM Real Estate Fund	(471)	471	-
JNL/AIM Small Cap Growth Fund	316	(219)	(97)
JNL/Eagle Core Equity Fund	(38)	38	-
JNL/Eagle SmallCap Equity Fund	1,134	-	(1,134)
JNL/FMR Balanced Fund	(3)	3	-
JNL/FMR Capital Growth Fund	228	6	(234)
JNL/JPMorgan International Equity Fund	1,060	(1,060)	-
JNL/JPMorgan International Value Fund	266	(266)	-
JNL/Lazard Mid Cap Value Fund	(120)	120	-
JNL/Lazard Small Cap Value Fund	112	(112)	-
JNL/Mellon Capital Management Bond Index Fund	(140)	140	-
JNL/Mellon Capital Management Enhanced S&P 500
Stock Index Fund	(7)	7	-
JNL/Mellon Capital Management International Index Fund	(635)	635	-
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	(13)	13	-
JNL/Mellon Capital Management S&P 500 Index Fund	(16)	16	-
JNL/Mellon Capital Management Small Cap Index Fund	(95)	95	-
JNL/Oppenheimer Global Growth Fund	(325)	325	-

JNL/Oppenheimer Growth Fund	76	-	(76)
JNL/PIMCO Total Return Bond Fund	1,456	(1,456)	-
JNL/Putnam Equity Fund	(4)	4	-
JNL/Putnam Midcap Growth Fund	127	-	(127)
JNL/S&P Managed Aggressive Growth Fund	3,598	(3,598)	-
JNL/S&P Managed Conservative Fund	453	(453)	-
JNL/S&P Managed Growth Fund	6,094	(6,094)	-
JNL/S&P Managed Moderate Fund	749	(749)	-
JNL/S&P Managed Moderate Growth Fund	4,720	(4,720)	-
JNL/Salomon Brothers High Yield Bond Fund	(13)	13	-
JNL/Salomon Brothers Strategic Bond Fund	1,116	(1,116)	-
JNL/Salomon Brothers U.S. Government & Quality Bond Fund	(343)	377	(34)
JNL/Select Balanced Fund	(242)	242	-
JNL/Select Global Growth Fund	(136)	136	-
JNL/Select Large Cap Growth Fund	410	-	(410)
JNL/T.Rowe Price Established Growth Fund	(231)	231	-
JNL/T.Rowe Price Mid-Cap Growth Fund	1,780	(2,033)	253
JNL/T.Rowe Price Value Fund	(29)	29	-

As of December 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments are listed in the following table (in thousands). Net investment income, net realized gains, and unrealized appreciation may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains as ordinary income for tax purposes; the realization for tax purposes of unrealized gains on certain forward foreign currency or futures contracts and unrealized gains or losses on investments in passive foreign investment companies; the difference in accounting for investments in Real Estate Investment Trusts; and the tax deferral of losses on wash sale transactions.

					Tax Components of
					Distributable Earnings
	Tax	Gross	Gross	Net Unrealized	Undistributed	Undistributed
	Cost of	Unrealized	Unrealized	Appreciation/	Ordinary	Long Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income	Capital Gain
JNL/AIM Large Cap Growth Fund	$321,482	$53,672	$(3,788)	$49,884	$89	$-
JNL/AIM Real Estate Fund	76,209	6,780	(325)	6,455	1,995	428
JNL/AIM Small Cap Growth Fund	49,412	8,798	(2,109)	6,689	-	4,177
JNL/Alger Growth Fund	252,691	22,604	(5,113)	17,491	39	-
JNL/Eagle Core Equity Fund	236,539	18,779	(4,989)	13,790	31	-
JNL/Eagle SmallCap Equity Fund	153,513	40,041	(8,730)	31,311	-	1,664
JNL/FMR Balanced Fund	156,868	15,587	(2,767)	12,820	1,393	2,605
JNL/FMR Capital Growth Fund	248,202	20,598	(6,269)	14,329	-	-
JNL/Franklin Templeton Small Cap Value Fund	71,666	7,094	(2,976)	4,118	1,229	-
JNL/Goldman Sachs Mid Cap Value Fund	84,790	6,891	(1,668)	5,223	2,411	-
JNL/JPMorgan International Equity Fund	187,769	27,363	(2,971)	24,392	28	-
JNL/JPMorgan International Value Fund	205,308	34,188	(1,176)	33,012	8,207	5,644
JNL/Lazard Mid Cap Value Fund	240,890	22,218	(6,355)	15,863	98	-
JNL/Lazard Small Cap Value Fund	204,638	21,104	(8,398)	12,706	1,245	810
JNL/Mellon Capital Management Bond Index Fund	204,872	935	(1,818)	(883)	4,940	-
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund	59,756	6,393	(2,093)	4,300	4,779	2,732
JNL/Mellon Capital Management International Index Fund	275,898	48,368	(5,315)	43,053	5,035	1,298
JNL/Mellon Capital Management S&P 400 Mid Cap Index Fund	303,038	53,617	(11,682)	41,935	2,830	4,465

JNL/Mellon Capital Management S&P 500 Index Fund	409,126	62,123	(19,982)	42,141	349	529
JNL/Mellon Capital Management Small Cap Index Fund	242,060	45,553	(17,351)	28,202	3,013	2,733
JNL/Oppenheimer Global Growth Fund	257,228	64,733	(4,993)	59,740	1,603	11,030
JNL/Oppenheimer Growth Fund	26,047	3,947	(743)	3,204	-	-
JNL/PIMCO Total Return Bond Fund	677,003	4,159	(5,397)	(1,238)	6,607	196
JNL/Putnam Equity Fund	164,203	16,421	(4,435)	11,986	551	-
JNL/Putnam Midcap Growth Fund	36,029	6,187	(877)	5,310	-	-
JNL/Putnam Value Equity Fund	180,564	20,473	(8,622)	11,851	53	-
JNL/S&P Managed Aggressive Growth Fund	651,392	94,657	(88,404)	6,253	2,893	5,560
JNL/S&P Managed Conservative Fund	79,997	1,333	(1,886)	(553)	2,362	596
JNL/S&P Managed Growth Fund	981,937	127,648	(52,560)	75,088	5,240	20,869
JNL/S&P Managed Moderate Fund	154,729	4,385	(3,000)	1,385	3,544	1,365
JNL/S&P Managed Moderate Growth Fund	800,055	77,085	(21,181)	55,904	2,832	7,762
JNL/Salomon Brothers High Yield Bond Fund	337,375	7,180	(10,152)	(2,972)	193	-
JNL/Salomon Brothers Strategic Bond Fund	551,151	5,184	(7,716)	(2,532)	358	-
JNL/Salomon Brothers U.S. Government & Quality Bond Fund	354,738	2,849	(3,020)	(171)	-	-
JNL/Select Balanced Fund	444,638	33,943	(8,156)	25,787	11,107	2,407
JNL/Select Global Growth Fund	184,041	22,116	(1,899)	20,217	495	-
JNL/Select Large Cap Growth Fund	219,484	26,796	(2,673)	24,123	-	-
JNL/Select Money Market Fund	267,693	-	-	-	2	-
JNL/Select Value Fund	283,883	27,352	(5,174)	22,178	5,692	1,496
JNL/T. Rowe Price Established Growth Fund	720,203	114,723	(21,966)	92,757	598	-
JNL/T. Rowe Price Mid-Cap Growth Fund	603,510	182,178	(18,329)	163,849	930	4,606
JNL/T. Rowe Price Value Fund	533,609	83,560	(21,926)	61,634	8,032	37,000

The tax character of distributions paid during the period ended December 31, 2005, were as follows (in thousands):

	Ordinary	Long-term		Ordinary	Long-term
	Income	Capital Gain		Income	Capital Gain

JNL/AIM Large Cap Growth Fund	$116	$-	JNL/Oppenheimer Growth Fund	$32	$-
JNL/Alger Growth Fund	252	-	JNL/PIMCO Total Return Bond Fund	21,518	3,987
JNL/Eagle Core Equity Fund	2,131	-	JNL/Putnam Equity Fund	1,263	-
JNL/Eagle SmallCap Equity Fund	-	2,699	JNL/Putnam Value Equity Fund	1,836	-
JNL/FMR Balanced Fund	10	-	JNL/S&P Managed Aggressive Growth Fund	5,023	-
JNL/FMR Capital Growth Fund	600	-	JNL/S&P Managed Conservative Fund	217	52
JNL/JPMorgan International Equity Fund	3,145	-	JNL/S&P Managed Growth Fund	12,007	35,143
JNL/JPMorgan International Value Fund	798	791	JNL/S&P Managed Moderate Fund	258	110
JNL/Lazard Mid Cap Value Fund	21,185	13,724	JNL/S&P Managed Moderate Growth Fund	14,006	6,109
JNL/Lazard Small Cap Value Fund	10,098	13,210	JNL/Salomon Brothers High Yield Bond Fund	19,645	2,725
JNL/Mellon Capital Management Bond Index Fund	4,307	269	JNL/Salomon Brothers Strategic Bond Fund	16,974	2,941
JNL/Mellon Capital Management Enhanced			JNL/Salomon Brothers U.S. Government &
S&P 500 Stock Index Fund	3,809	2,036	Quality Bond Fund	8,241	1,134
JNL/Mellon Capital Management			JNL/Select Balanced Fund	15,014	35,867
International Index Fund	6,671	29,497	JNL/Select Global Growth Fund	973	-
JNL/Mellon Capital Management S&P 400			JNL/Select Money Market Fund	6,462	-
MidCap Index Fund	3,749	9,196	JNL/Select Value Fund	7,861	10,192
JNL/Mellon Capital Management S&P 500 Index Fund	5,139	12,180	JNL/T.Rowe Price Established Growth Fund	1,437	-
JNL/Mellon Capital Management Small Cap Index Fund	4,140	5,416	JNL/T.Rowe Price Mid-Cap Growth Fund	1,656	41,001
JNL/Oppenheimer Global Growth Fund	589	-	JNL/T.Rowe Price Value Fund	10,451	9,978

The tax character of distributions paid during the period ended December 31, 2004, were as follows (in thousands):

	Ordinary	Long-term		Ordinary	Long-term
	Income	Capital Gain		Income	Capital Gain

JNL/Alger Growth Fund	$28	$-	JNL/PIMCO Total Return Bond Fund	$7,429	$2,747
JNL/Eagle Core Equity Fund	2,505	-	JNL/Putnam Equity Fund	860	-
JNL/FMR Balanced Fund	1,265	-	JNL/Putnam Value Equity Fund	2,931	-
JNL/JPMorgan International Equity Fund	1,170	-	JNL/S&P Managed Aggressive Growth Fund	698	-
JNL/JPMorgan International Value Fund	713	5	JNL/S&P Managed Growth Fund	5,127	3,197
JNL/Lazard Mid Cap Value Fund	13,855	9,465	JNL/S&P Managed Moderate Growth Fund	5,828	8,768
JNL/Lazard Small Cap Value Fund	7,300	10,754	JNL/Salomon Brothers High Yield Bond Fund	5,803	67
JNL/Mellon Capital Management Bond Index Fund	333	2	JNL/Salomon Brothers Strategic Bond Fund	10,250	3,507
JNL/Mellon Capital Management Enhanced			JNL/Salomon Brothers U.S. Government &
S&P 500 Stock Index Fund	485	-	Quality Bond Fund	9,399	555
JNL/Mellon Capital Management			JNL/Select Balanced Fund	375	2,289
International Index Fund	245	-	JNL/Select Money Market Fund	1,600	-
JNL/Mellon Capital Management S&P 400			JNL/Select Value Fund	1,045	423
MidCap Index Fund	10	-	JNL/T.Rowe Price Established Growth Fund	2,214	-
JNL/Mellon Capital Management S&P 500 Index Fund	4,356	1,275	JNL/T.Rowe Price Mid-Cap Growth Fund	1,741	25,887
JNL/Mellon Capital Management Small Cap Index Fund	6	333	JNL/T.Rowe Price Value Fund	2,908	-
JNL/Oppenheimer Global Growth Fund	288	-

NOTE 6. FUND ACQUISITION

On May 2, 2005, the following acquisition was accomplished by a taxable exchange of shares (in thousands) pursuant to a plan of reorganization approved by the Board of Trustees on February 9, 2005:

	Shares of			Of Acquired Fund on Acquisition Date:
	Acquiring				Accumulated	Unrealized
	Fund Issued	Merger		Shares	Realized	Appreciation/
Acquiring Fund	in Exchange	Tax Status	Acquired Fund	Outstanding	Gain/(Loss)	(Depreciation)
JNL/T.Rowe Established Growth Fund	2,153	Taxable	JNL/Alliance Capital Growth Fund	3,809	$-	$ -

The aggregate net assets (in thousands) of the acquiring and acquired funds immediately before the acquisition were as follows:

Acquiring Fund	Net Assets	Acquired Fund	Net Assets

JNL/T.Rowe Established Growth Fund	$606,447	JNL/Alliance Capital Growth Fund	$36,923

Disclosure of Fund Expenses (unaudited)

All Mutual Funds are affected by ongoing costs, which include (among others) costs for portfolio management, administrative services, and the printing of shareholder reports.

Operating expenses such as these are deducted from the Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio.

The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Mutual Funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the fund. Use the information in this section, together with the amount invested, to estimate the expenses the shareholder paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses paid During Period" to estimate the expenses paid during this period.

Hypothetical 5% Return. The information in this section can be used to compare each fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make the 5% calculation.

	Actual Fund Return				Hypothetical 5% Return

	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	6/30/2005	12/31/2005	Ratios	Period	6/30/2005	12/31/2005	Ratios	Period

JNL/AIM Large Cap Growth Fund
Class A	$ 1,000.00	$1,082.50	1.01%	$ 5.22	$1,000.00	$1,020.06	1.01%	$ 5.06
Class B	1,000.00	1,083.20	0.81	4.18	1,000.00	1,021.06	0.81	4.06
JNL/AIM Real Estate Fund
Class A	1,000.00	1,085.00	1.04	5.38	1,000.00	1,019.88	1.04	5.21
Class B	1,000.00	1,087.20	0.84	4.35	1,000.00	1,012.09	0.84	4.19
JNL/AIM Small Cap Growth Fund
Class A	1,000.00	1,063.70	1.16	5.94	1,000.00	1,019.31	1.16	5.81
Class B	1,000.00	1,064.30	0.96	4.91	1,000.00	1,020.31	0.96	4.81
JNL/Alger Growth Fund
Class A	1,000.00	1,108.70	1.01	5.28	1,000.00	1,020.06	1.01	5.06
Class B	1,000.00	1,109.90	0.81	4.24	1,000.00	1,021.07	0.81	4.06
JNL/Eagle Core Equity Fund
Class A	1,000.00	1,059.20	0.97	4.95	1,000.00	1,020.26	0.97	4.86
Class B	1,000.00	1,060.30	0.77	3.93	1,000.00	1,021.27	0.77	3.86
JNL/Eagle SmallCap Equity Fund
Class A	1,000.00	1,043.00	1.05	5.32	1,000.00	1,019.82	1.05	5.26
Class B	1,000.00	1,043.80	0.85	4.31	1,000.00	1,020.83	0.85	4.26
JNL/FMR Balanced Fund
Class A	1,000.00	1,076.20	1.01	5.20	1,000.00	1,020.04	1.01	5.06

Class B	1,000.00	1,077.50	0.81	4.17	1,000.00	1,021.05	0.81	4.06
JNL/FMR Capital Growth Fund
Class A	1,000.00	1,096.60	1.01	5.25	1,000.00	1,020.06	1.01	5.06
Class B	1,000.00	1,097.70	0.81	4.21	1,000.00	1,021.06	0.81	4.06
JNL/Franklin Templeton Small Cap Value Fund
Class A	1,000.00	1,050.50	1.13	5.75	1,000.00	1,019.44	1.13	5.66
Class B	1,000.00	1,051.40	0.96	4.88	1,000.00	1,010.33	0.96	4.79
JNL/Goldman Sachs Mid Cap Value Fund
Class A	1,000.00	1,060.50	1.06	5.42	1,000.00	1,019.81	1.06	5.31
Class B	1,000.00	1,061.50	0.86	4.40	1,000.00	1,011.89	0.86	4.29
JNL/JPMorgan International Equity Fund
Class A	1,000.00	1,134.60	1.07	5.66	1,000.00	1,019.74	1.07	5.36
Class B	1,000.00	1,135.00	0.87	4.61	1,000.00	1,020.74	0.87	4.36
JNL/JPMorgan International Value Fund
Class A	1,000.00	1,192.10	1.07	5.82	1,000.00	1,019.75	1.07	5.36
Class B	1,000.00	1,193.20	0.87	4.73	1,000.00	1,020.76	0.87	4.36
JNL/Lazard Mid Cap Value Fund
Class A	1,000.00	1,068.40	1.03	5.28	1,000.00	1,019.95	1.03	5.16
Class B	1,000.00	1,069.50	0.83	4.26	1,000.00	1,020.95	0.83	4.16
JNL/Lazard Small Cap Value Fund
Class A	1,000.00	1,045.00	1.06	5.37	1,000.00	1,019.81	1.06	5.31
Class B	1,000.00	1,046.20	0.86	4.36	1,000.00	1,020.81	0.86	4.31
JNL/Mellon Capital Management Bond Index Fund
Class A	1,000.00	995.50	0.61	3.02	1,000.00	1,022.08	0.61	3.06
Class B	1,000.00	996.40	0.41	2.03	1,000.00	1,023.09	0.41	2.06
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
Class A	$ 1,000.00	$1,048.40	0.81%	$ 4.11	$$1,000.00	$1,021.07	0.81%	$ 4.06
Class B	1,000.00	1,049.90	0.61	3.10	1,000.00	1,022.07	0.61	3.06
JNL/Mellon Capital Management International Index Fund
Class A	1,000.00	1,149.10	0.66	3.52	1,000.00	1,021.80	0.66	3.31
Class B	1,000.00	1,149.70	0.46	2.45	1,000.00	1,022.81	0.46	2.31
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Class A	1,000.00	1,080.00	0.61	3.15	1,000.00	1,022.08	0.61	3.06
Class B	1,000.00	1,080.70	0.41	2.12	1,000.00	1,023.09	0.41	2.06
JNL/Mellon Capital Mangement S&P 500 Index Fund
Class A	1,000.00	1,054.60	0.61	3.11	1,000.00	1,022.08	0.61	3.06
Class B	1,000.00	1,056.20	0.41	2.09	1,000.00	1,023.09	0.41	2.06
JNL/Mellon Capital Management Small Cap Index Fund
Class A	1,000.00	1,057.20	0.60	3.06	1,000.00	1,022.13	0.60	3.01
Class B	1,000.00	1,058.10	0.40	2.04	1,000.00	1,023.14	0.40	2.01
JNL/Oppenheimer Global Growth Fund
Class A	1,000.00	1,142.20	1.06	5.63	1,000.00	1,019.80	1.06	5.31
Class B	1,000.00	1,142.70	0.86	4.57	1,000.00	1,020.81	0.86	4.31
JNL/Oppenheimer Growth Fund
Class A	1,000.00	1,099.30	0.96	5.00	1,000.00	1,020.32	0.96	4.81
Class B	1,000.00	1,099.00	0.76	3.96	1,000.00	1,021.33	0.76	3.81
JNL/PIMCO Total Return Bond Fund
Class A	1,000.00	996.50	0.81	4.01	1,000.00	1,021.07	0.81	4.06
Class B	1,000.00	997.30	0.61	3.02	1,000.00	1,022.08	0.61	3.06
JNL/Putnam Equity Fund
Class A	1,000.00	1,075.30	0.98	5.04	1,000.00	1,020.21	0.98	4.91
Class B	1,000.00	1,076.30	0.78	4.02	1,000.00	1,021.22	0.78	3.91
JNL/Putnam Midcap Growth Fund
Class A	1,000.00	1,121.10	1.06	5.57	1,000.00	1,019.81	1.06	5.31
Class B	1,000.00	1,123.30	0.86	4.53	1,000.00	1,020.82	0.86	4.31

JNL/Putnam Value Equity Fund
Class A	1,000.00	1,043.70	0.97	4.92	1,000.00	1,020.26	0.97	4.86
Class B	1,000.00	1,044.60	0.77	3.90	1,000.00	1,021.27	0.77	3.86
JNL/S&P Managed Aggressive Growth Fund
Class A	1,000.00	1,086.60	0.17	0.88	1,000.00	1,024.26	0.17	0.85
JNL/S&P Managed Conservative Fund
Class A	1,000.00	1,023.40	0.19	0.95	1,000.00	1,024.20	0.19	0.95
JNL/S&P Managed Growth Fund
Class A	1,000.00	1,075.20	0.16	0.82	1,000.00	1,024.33	0.16	0.80
JNL/S&P Managed Moderate Fund
Class A	1,000.00	1,043.00	0.19	0.96	1,000.00	1,024.20	0.19	0.95
JNL/S&P Managed Moderate Growth Fund
Class A	1,000.00	1,060.50	0.17	0.87	1,000.00	1,024.29	0.17	0.85
JNL/Salomon Brothers High Yield Bond Fund
Class A	1,000.00	1,014.50	0.80	4.00	1,000.00	1,021.08	0.80	4.01
Class B	1,000.00	1,015.40	0.61	3.05	1,000.00	1,022.08	0.61	3.06
JNL/Salomon Brothers Strategic Bond Fund
Class A	1,000.00	1,005.20	0.93	4.62	1,000.00	1,020.45	0.93	4.66
Class B	1,000.00	1,006.60	0.73	3.63	1,000.00	1,021.45	0.73	3.66
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
Class A	1,000.00	995.40	0.79	3.91	1,000.00	1,021.14	0.79	3.96
Class B	1,000.00	995.50	0.59	2.92	1,000.00	1,022.15	0.59	2.96
JNL/Select Balanced Fund
Class A	1,000.00	1,049.30	0.79	4.01	1,000.00	1,021.15	0.79	3.96
Class B	1,000.00	1,050.30	0.59	3.00	1,000.00	1,022.15	0.59	2.96
JNL/Select Global Growth Fund
Class A	$ 1,000.00	$1,099.60	1.10%	$ 5.73	$$1,000.00	$1,019.61	1.10%	$ 5.51
Class B	1,000.00	1,100.40	0.90	4.69	1,000.00	1,020.61	0.90	4.51
JNL/Select Large Cap Growth Fund
Class A	1,000.00	1,063.40	0.99	5.06	1,000.00	1,020.14	0.99	4.96
Class B	1,000.00	1,064.20	0.79	4.04	1,000.00	1,021.15	0.79	3.96
JNL/Select Money Market Fund
Class A	1,000.00	1,016.30	0.60	3.00	1,000.00	1,022.12	0.60	3.01
Class B	1,000.00	1,017.30	0.40	2.00	1,000.00	1,023.13	0.40	2.01
JNL/Select Value Fund
Class A	1,000.00	1,065.60	0.86	4.40	1,000.00	1,020.82	0.86	4.31
Class B	1,000.00	1,066.80	0.66	3.38	1,000.00	1,021.83	0.66	3.31
JNL/T.Rowe Price Established Growth Fund
Class A	1,000.00	1,075.50	0.90	4.63	1,000.00	1,020.59	0.90	4.51
Class B	1,000.00	1,076.50	0.70	3.60	1,000.00	1,021.60	0.70	3.51
JNL/T.Rowe Price Mid-Cap Growth Fund
Class A	1,000.00	1,125.20	1.02	5.37	1,000.00	1,020.00	1.02	5.11
Class B	1,000.00	1,126.30	0.82	4.32	1,000.00	1,021.00	0.82	4.11
JNL/T.Rowe Price Value Fund
Class A	1,000.00	1,060.70	0.97	4.96	1,000.00	1,020.25	0.97	4.86
Class B	1,000.00	1,062.60	0.77	3.94	1,000.00	1,021.25	0.77	3.86

Additional Disclosure

Quarterly Portfolio Holdings

The Registrants file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-644-4563.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of JNL Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Series Trust (the “Series”) as listed in Note 1 of the financial statements at December 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each series within JNL Series Trust at December 31, 2005, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 17, 2006

TRUSTEES AND OFFICERS OF THE TRUST

Trustee/Officer (age) & Address	Current Position with the Trust	Length of Time Served	Principal Occupation for the Past 5 years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Trusteeships held by the Trustee
Interested Trustee
Robert A. Fritts* (57) 1 Corporate Way Lansing, MI 48951	Trustee** President and Chief Executive Officer**	8/97 to present 12/02 to present	Senior Vice President (9/03 to present) and Controller of Jackson National Life Insurance Company (9/82 to present); Vice President and Controller of Jackson National Life Insurance Company (8/82 to 8/03); Trustee or Manager, and (since 12/02) President and Chief Executive Officer, of each other investment company in the Fund Complex.	71	None
Disinterested Trustees
Michael Bouchard (49) 1 Corporate Way Lansing, MI 48951	Trustee**	12/03 to present	Sheriff, Oakland County, Michigan (1/99 to present); Senator – State of Michigan (1991 to 1999); Chairman – Financial Services Committee (1/95 to 1/99)	71	None
Dominic D’Annunzio (67) 1 Corporate Way Lansing, MI 48951	Chairman of the Board** Trustee**	2/04 to present 2/02 to present	Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) (8/97 to 5/98)	71	None
Michelle Engler (47) 1 Corporate Way Lansing, MI 48951	Trustee**	12/03 to present	Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002); Michigan Community Service Commission Chair (1991 to 2000)	71	Director of Federal Home Loan Mortgage Corporation
Joseph Frauenheim (71) 1 Corporate Way Lansing, MI 48951	Trustee**	12/94 to present	Consultant (Banking)	71	None
Richard McLellan (63) 1 Corporate Way Lansing, MI 48951	Trustee**	12/94 to present	Member, Dykema Gossett PLLC (Law Firm)	71	None

* Mr. Fritts is an “interested persons” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of the Adviser and Distributor.

** The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

Trustee/Officer (age) & Address	Current Position with the Trust	Length of Time Served	Principal Occupation for the past 5 years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Trusteeships held by the Trustee
Officers
Mark D. Nerud (39) 225 West Wacker Drive, Chicago, IL 60606	Vice President Treasurer and Chief Financial Officer	8/97 to present 12/02 to present

Chief Financial Officer of the Adviser (11/00 to present) and Managing Board Member of the Adviser (11/00 to 11/03); Vice President, Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser; Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

				Not Applicable	Not Applicable
Susan S. Rhee (34) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary	2/04 to present

Secretary of the Adviser (11/00 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present); Senior Attorney of Jackson National Life Insurance Company (1/00 to 7/01)

				Not Applicable	Not Applicable
Steven J. Fredricks (35) 225 West Wacker Drive, Chicago, IL 60606	Chief Compliance Officer	1/05 to present	Attorney of Jackson National Life Insurance Company (2/02 to Present); Contract Attorney, Godfrey & Kahn, S.C. (2001 – 2002); Assistant General Counsel, Aid Association for Lutherans (1997 to 2001)	Not Applicable	Not Applicable
Jeffrey C. Nellessen (44) 225 West Wacker Drive, Chicago, IL 60606	Assistant Treasurer	12/05 to present

Assistant Vice President of Jackson National Life Insurance Company (8/05 to present); Consultant (11/03 to 4/04); Chief Financial Officer, Vice President, Secretary, Treasurer & Controller of Security Capital (3/97 to 11/03)

				Not Applicable	Not Applicable

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting www.jnl.com or www.jnlny.com.

TRUSTEES OF THE JNL SERIES TRUST

The Trustees and officers that are interested persons of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or officers. The following persons, who are disinterested Trustees of the Trust, received from the Trust the compensation amounts indicated for the services as such for the 12 month period ended December 31, 2005.

Trustee	Aggregate Compensation from Trust*	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and from Fund Complex
Michael Bouchard	$60,000	$0	$0	$60,000
Michelle Engler	$60,000	$0	$0	$60,000
Dominic D’Annunzio	$72,500	$0	$0	$72,500**
Joseph Frauenheim	$70,000	$0	$0	$70,000
Richard McLellan	$65,000	$0	$0	$65,000

* The fees paid to the independent Trustees are paid for combined meetings of the Funds in the Fund complex. The fees are allocated to the Funds.

**Mr. D’Annunzio deferred $36,250.

PROXY VOTING GUIDELINES

JNAM, the Funds' adviser, is responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), (2) on Jackson National Life Insurance Company's website at www.jnl.com or Jackson National Life Insurance Company of New York's website at www.jnlny.com, and (3) on the SEC's website at www.sec.gov.

TRUSTEES’/MANAGERS' CONSIDERATION OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

Under the 1940 Act, an investment advisory or sub-advisory contract initially must be approved by a vote of the majority of the outstanding voting securities of the investment company (which, in the case of a newly organized Fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Trustees/Managers or by a vote of the majority of the outstanding voting securities of the investment company.

Further, the 1940 Act requires that an investment advisory or sub-advisory agreement, or the continuance thereof, be approved by a vote of the majority of the disinterested Trustees/Managers cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act also places a specific duty upon the Trustees/Managers to request and evaluate, and a corresponding duty upon the investment adviser or sub-adviser to furnish, such information as reasonably may be necessary to evaluate the terms of the agreement.

The Trustees/Managers request and are presented at each of their regular meetings with reports and analyses by the Adviser and the Sub-advisers regarding (i) the investment performance of each Fund of the JNL Series Trust ("Trust"), JNL Variable Fund LLC ("Variable Fund"), and JNLNY Variable Fund I LLC ("Variable Fund") (collectively referred to as the "Funds") in relation to benchmark indices and in relation to other funds having similar investment objectives; (ii) Fund brokerage; and (iii) portfolio compliance matters. In addition to submitting quarterly written reports regarding the Funds under their management, portfolio management representatives of the Funds’ Sub-advisers also make in-person reports to the Trustees/Managers on a rotating basis.

The Trustees/Managers review and consider these reports and presentations as part of their responsibility to manage the affairs of the Funds. These reports and presentations also form a part of the information considered by the Trustees/Managers in determining whether to approve the continuation of the agreements with the Adviser and each sub-adviser.

Described below is a summary of additional information provided to and considered by the Trustees/Managers, and their conclusions with respect thereto, that formed the basis of the Trustees’/Managers’ approval of the current investment advisory and sub-advisory agreements of the Funds.

Investment Advisory and Management Agreement with Jackson National Asset Management, LLC (“JNAM” or the “Adviser”)

The current Investment Advisory and Management Agreement between the Funds and the Adviser contemplates a “manager of managers” structure whereby the Adviser, with the approval of the Trustees/Managers but without necessity of obtaining shareholder approval, may select, retain and compensate sub-advisers for the Funds, or materially amend agreements with sub-advisers. The Adviser and the Funds have been granted an exemption by the SEC. The “manager of managers” structure was approved by the Trustees of the Trust at a meeting held May 11, 2000 and approved by shareholders at a meeting held on October 26, 2000. The form of the Investment Advisory and Management Agreement with the Adviser’s predecessor, JNFS, was approved by the Trustees at a meeting held August 10, 2000, and was submitted to shareholders of the Trust for approval at a meeting of shareholders held October 26, 2000. The agreement was approved by the shareholders of each Fund, and became effective as of January 31, 2001. The “manager of managers” structure, and a form of Investment Advisory and Management Agreement were approved by the Managers of the Variable Fund at a meeting held on September 25, 2003, and approved by interest holders at a meeting held on December 1, 2003.

At its meeting on August 31, 2005, the Board of Trustees/Managers (the “Board”) of the Funds, including a majority of the Independent Trustees/Managers, considered and approved an amendment to the Funds’ investment Advisory agreements (the “Agreements”) with JNAM in order to: 1) add 4 new funds to JNL Series Trust, and 2) add 2 new funds to JNL and JNLNY Variable Funds. For purposes of this disclosure, we refer to these Funds as the "New Funds." In considering the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of its services, (2) the investment performance of the Funds, (3) its profitability, including an analysis of the cost of providing services and comparative expense information, (4) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect these economies of scale for the Funds’ investors, and (5) other “fall-out” benefits realized by JNAM (i.e. ancillary benefits derived by JNAM or its affiliates from JNAM’s relationship with the Funds).

Before approving the Agreement, the Board’s Independent Trustees/Managers met in executive session with their independent counsel to consider the materials provided by the Adviser and the terms of the Agreement.

Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees/Managers, concluded that the Agreements are fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to the advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services expected to be provided by JNAM to the New Funds. The Board reviewed the Adviser’s key personnel expected to in provide investment advisory services to the Funds, including responsibilities for serving as the Funds’ administrator and transfer agent, overseeing the Funds’ sub-advisers, monitoring adherence to the Funds’ investment restrictions and monitoring compliance with various policies and procedures of the Funds. The Board concluded, based on the information it reviewed and its experience with JNAM as Adviser to other Funds, that the New Funds would likely benefit from the services provided by JNAM under the Agreements as a result of their experience, reputation, personnel, operations and resources.

Investment Performance of the Funds

The Board did not review any historical performance since the New Funds are new. As noted above, however, the Board did consider the nature and quality of services expected to be provided by JNAM.

Costs of Services and Profits Realized by the Adviser

The Board examined the Adviser’s costs in serving as the New Funds' investment manager, including the costs associated with the personnel and systems necessary to manage the New Funds. The Board did not review profits realized by the Adviser because there are no profits as these New Funds are new.

JNAM also provided the following information regarding its investment advisory fees:

The JNL/Mellon Capital Management Dow Dividend Fund’s Advisory Fee of 0.37% is below the Lipper average of 0.77%.

The JNL/Mellon Capital Management Dow Dividend (NY) Fund’s Advisory Fee of 0.37% is below the Lipper average of 0.77%.

The JNL/S&P Retirement Income Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

The JNL/S&P Retirement 2015 Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

The JNL/S&P Retirement 2020 Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

The JNL/S&P Retirement 2025 Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

Economies of Scale

The Board considered the extent to which the New Funds’ advisory fees reflect economies of scale for the benefit of the Funds’ shareholders. The Board reviewed the New Funds’ fee arrangements, which include breakpoints that decrease the fee rate as the Funds’ assets increase. The Board concluded that the breakpoints in its contracts with the Funds, share with shareholders the benefits of economies of scale as the Funds’ assets grow.

Other Benefits to the Adviser and its Affiliates.

In evaluating the benefits that accrue to the Adviser, the Board reviewed the New Funds as a part of the entire Fund complex. Through its relationship with the Funds, JNAM, and its affiliate, Jackson National Life Distributors, Inc. (“JNLD”), recognize that they serve the Funds in various capacities, including as Adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain of these services to the Funds. As administrator, JNAM receives a fee for providing fund accounting and administration services to the Funds. This fee also is used by JNAM to cover most of the Funds’ operating expenses. The Board reviews this Administrative Fee annually. JNAM does not receive a fee for its transfer agent services. As distributor, JNLD receives a 0.20% 12b-1 fee from the Funds (except for the S&P Funds and the JNL Money Market Fund). In addition, certain sub-advisers pay part of the costs of various meetings organized and run by JNLD for its variable insurance product wholesalers. The meetings are arranged by JNLD and provide an opportunity for the sub-advisers to educate the wholesalers and, in the case of the due diligence meetings, certain agents. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees/Managers, concluded that approval of the Agreements were in the best interest of the Funds and its shareholders.

Sub-Advisory Agreement with S&P Investment Advisory Services LLC (JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, and JNL/S&P Retirement 2025 Fund) (collectively the "New S&P Funds")

At its meeting on August 31, 2005, the Board, including a majority of the Independent Trustees/Managers, considered an amendment to the investment sub-advisory agreement (the “S&P Agreement”) with Standard & Poor’s Investment Advisory Services LLC (the “Sub-adviser”) for the New S&P Funds. In considering the S&P Agreement, JNAM provided information on the following factors: (1) the nature, quality and extent of the Sub-adviser’s services, (2) the investment performance of the Sub-adviser, (3) comparative fund expense information, and (4) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect these economies of scale for New S&P Fund investors. The Board did not consider profitability information because the New S&P Funds are new.

Before approving the S&P Agreement, the Board’s Independent Trustees/Managers met in executive session with their independent counsel to consider the materials provided by the Adviser and the Sub-adviser and the terms of the S&P Agreement.

Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the S&P Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services that would be provided by the Sub-adviser to the New S&P Funds. The Board reviewed the Sub-adviser’s key personnel in providing investment management services to the New S&P Funds. The Board also considered the Sub-adviser’s duties under the S&P Agreement in serving as the Funds' Sub-adviser, including duties for investment research and security selection, adherence to the New S&P Funds' investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the New S&P Funds would likely benefit from the services to be provided by the Sub-adviser under the S&P Agreement as a result of the Sub-adviser’s experience, reputation, personnel, operations and resources.

Investment Performance of the Sub-adviser

There are no comparable Funds managed by the Sub-adviser. The Board considered the solid performance of the Sub-adviser on the existing JNL/S&P Fund of Funds, which are generally ranked in the top half of their peer group over most time periods by Lipper.

Costs of Services and Profits Realized by the Sub-adviser

The Board examined the proposed sub-advisory fee and expense information for the Funds as compared to comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the New S&P Fund's expected expense ratio of 0.18% is slightly above the Lipper average of 0.15%. The sub-adviser fee of 0.04% is slightly above the Lipper average of 0.03%. The Board also noted, however, that the Lipper peer group comparisons contain only 3 other funds for total expenses and one fund for the sub-adviser average comparison. The Board concluded that the Funds' sub-advisory fee and expense ratio are reasonable in light of the services expected to be provided.

Economies of Scale

The Board considered the extent to which the New S&P Funds' management fee reflects economies of scale for the benefit of shareholders. The Board reviewed the New S&P Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the New S&P Funds, shares with shareholders the benefits of economies of scale as Fund assets grow. In light of this, the Board concluded that under the S&P Agreement, shareholders share in the benefits to be achieved through economies of scale.

Other Benefits to the Adviser

Other than acting as Sub-adviser to other JNL Funds, the Sub-adviser does not realize any other benefits at this time.

Sub-Advisory Agreement with Mellon Capital Management Corporation (JNL/Mellon Capital Management DowSM Dividend Fund and JNL/Mellon Capital Management DowSM Dividend Fund (NY)) (the "New Mellon Funds")

At its meeting on August 31, 2005, the Board, including a majority of the Independent Managers, considered and approved amendments to the investment sub-advisory agreement (the “Mellon Agreement”) with Mellon Capital Management Corporation (the “Sub-adviser”) for the New Mellon Funds, with Fund operations commencing January 17, 2006. In considering the Mellon Agreement, JNAM and the Sub-adviser provided information on the following factors: (1) the nature, quality and extent of the Sub-adviser’s services, (2) the investment performance of the Funds’, (3) comparative fund expense information, and (4) the extent to which economies of scale are realized as the Funds grow and whether fee levels reflect these economies of scale for Fund investors. The Board did not consider Sub-adviser profitability information because the New Mellon Funds are new.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services that would expected to be provided by the Sub-adviser to the New Mellon Funds. The Board reviewed the Sub-adviser’s key personnel in providing investment management services to the New Mellon Funds. The Board also considered the Sub-adviser’s duties under the Mellon Agreement in serving as each New Mellon Funds' investment manager, including investment research and stock selection, adherence to the New Mellon Funds' investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the New Mellon Funds would likely benefit from the services to be provided by the Sub-adviser under the Mellon Agreement as a result of the Sub-adviser’s experience, reputation, personnel, operations and resources.

Investment Performance of the Sub-adviser and the Fund

There are no comparable Funds managed by the Sub-adviser.

Costs of Services and Profits Realized by the Sub-adviser

The Board examined the sub-advisory fee and expense information for the New Mellon Funds as compared to comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the New Mellon Funds' proposed expense ratio of 0.76% was below the Lipper average of 1.02%. The sub-adviser fee of 0.12% was below the Lipper average of 0.35%. The Board concluded that the New Mellon Funds' sub-advisory fees and expense ratios are reasonable in light of the services expected to be provided.

Economies of Scale

The Board considered the extent to which the New Mellon Funds' management fees reflect economies of scale for the benefit of shareholders. The Board reviewed the New Mellon Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Fund’s assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as Fund assets grow. In light of this, the Board concluded under the New Mellon Agreement, shareholders share in the benefits to be achieved through economies of scale.

Other Benefits to the Adviser

Other than acting as Sub-adviser to other JNL Funds, the Sub-Adviser does not realize any other benefits at this time.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. Amendments were approved in order to comply with the amendments of Rule 17j-1. No waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant does not have a Financial Expert on its Board. The Registrant has determined that the financials do not involve the complexities of public company financials and that the accounting methodologies of investment companies are well established under the Investment Company Act of 1940 and therefore, a financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

KPMG billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2005 and December 31, 2004 as follows:

2005

Company	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees

JNL Series Trust	$ 356,150	$ 19,530	$ 68,000	$ 0	$ 443,680

2004

Company	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees

JNL Series Trust	$ 326,500	$ 17,250	$ 62,813	$ 0	$ 406,563

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the Fund's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Fund on the same terms as the full Audit Committee previously had approved for the then existing funds.

(e)(2) None

(f) 0%

(g) KPMG was paid $28,600 for 2005 and $27,600 for 2004 to perform an internal control review pursuant to SAS No. 70 related to JNAM's fund accounting procedures. For the fiscal years ended December 31, 2004 and December 31, 2005, KPMG did not provide any other non-audit services to JNAM and its affiliates that provide ongoing services to the Company, other then the SAS 70.

(h) The Audit Committee pre-approved the SAS No. 70 review described above when the Audit Committee approved KPMG as Auditors for fiscal years 2005 and 2004, and did not find provision of these services to be incompatible with maintaining the auditors independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable as this is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Schedule of Investments

Included as a Part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

Not applicable as this is an Open-End Management Investment Company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable as this is an Open-End Management Investment Company.

Item 9. Purchases of Equity Securties by Closed-End Management Investment

Company and Affiliated Purchasers.

Not applicable as this is an Open-End Management Investment Company.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees/Managers formalized the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees/Managers. The procedures were formalized after the registrant's previous response to this Item. The procedures provide an address to which shareholder nominees may be submitted. The procedures can be found in the Registrant's Statement of Additional Information.

Item 11. Controls and Procedures.

(a) In order to ensure that the information that we must disclose in our filings with the Securities and Exchange Commission is recorded, processed, summarized and reported on a timely basis, we have adopted disclosure controls and procedures. Our President and Chief Executive Officer, Robert A. Fritts, and our Chief Financial Officer, Mark D. Nerud, have reviewed and evaluated our disclosure controls and procedures as of February 28, 2006, and have concluded that our disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's first and second fiscal quarters of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

a.	(1) Code of Ethics – attached hereto.
(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not Applicable.

b.	The certification required by Rule 30a-2(b) for the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Lansing and State of Michigan, on the 9th day of March, 2006.

JNL Series Trust (Registrant)

/s/ Robert A. Fritts
Robert A. Fritts, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert A. Fritts	President	March 9, 2006
Robert A. Fritts

/s/ Mark D. Nerud	Chief Financial Officer	March 9, 2006
Mark D. Nerud

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(b)(1)	Certification required by Rule 30a-2(b) under the Act